UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-10263

                             GuideStone Funds

(Exact name of registrant as specified in charter)

2401 Cedar Springs Road

                             Dallas, TX 75201-1407

(Address of principal executive offices) (Zip code)

Cherika N. Latham, Esq.

GuideStone Financial Resources of the Southern Baptist Convention

2401 Cedar Springs Road

                                     Dallas, TX 75201-1407

(Name and address of agent for service)

Registrant’s telephone number, including area code:    214-720-4640

Date of fiscal year end:  December 31

Date of reporting period:   December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Annual Report

December 31, 2013

GS2

GS4

DATE TARGET FUNDS

MyDestination 2005 Fund

GMIZX

MyDestination 2015 Fund

GMTZX

MyDestination 2025 Fund

GMWZX

MyDestination 2035 Fund

GMHZX

MyDestination 2045 Fund

GMFZX

MyDestination 2055 Fund

GMGZX

ASSET ALLOCATION FUNDS

Conservative Allocation Fund

GFIZX

Balanced Allocation Fund

GGIZX

Growth Allocation Fund

GCOZX

Aggressive Allocation Fund

GGBZX

Conservative Allocation Fund I

GFIYX

Balanced Allocation Fund I

GGIYX

Growth Allocation Fund I

GCOYX

Aggressive Allocation Fund I

GGBYX

SELECT FUNDS

Money Market Fund

GMYXX

GMZXX

Low-Duration Bond Fund

GLDYX

GLDZX

Medium-Duration Bond Fund

GMDYX

GMDZX

Extended-Duration Bond Fund

GEDYX

GEDZX

Inflation Protected Bond Fund

GIPZX

Global Bond Fund

GGBFX

Flexible Income Fund

GFLZX

Defensive Market Strategies Fund

GDMYX

GDMZX

Real Assets Fund

GRAZX

Equity Index Fund

GEQYX

GEQZX

Real Estate Securities Fund

GREZX

Value Equity Fund

GVEYX

GVEZX

Growth Equity Fund

GGEYX

GGEZX

Small Cap Equity Fund

GSCYX

GSCZX

International Equity Fund

GIEYX

GIEZX

Emerging Markets Equity Fund

GEMYX

GEMZX

Global Natural Resources Equity Fund

GNRZX

GuideStone® Funds

Well Done…good and faithful servant. MATTHEW 25:21

GuideStone Funds

Privacy Notice

NOTICE CONCERNING YOUR PRIVACY RIGHTS

This notice will provide you with information concerning our policies with respect to nonpublic personal information that we collect about you in connection with the following financial products and services provided and/or serviced by the entities listed below: individual retirement accounts (“IRAs”) and/or personal mutual fund accounts.

The confidentiality of your information is important to us as we recognize that you depend on us to keep your information confidential, as described in this notice.

We collect nonpublic personal information about you with regard to your IRA and/or personal mutual fund accounts from the following sources:

•	Information we receive from you on applications or other forms;

•	Information about your transactions with us, our affiliates or others (including our third-party service providers);

•	Information we receive from others such as service providers, broker-dealers and your personal agents or representatives; and

•	Information you and others provide to us in correspondence sent to us, whether written, electronic or by telephone.

We may disclose such nonpublic personal financial information about you to one or more of our affiliates as permitted by law. An affiliate of an organization means any entity that controls, is controlled by or is under common control with that organization. GuideStone Funds, GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), GuideStone Capital Management (“GSCM”), GuideStone Trust Services (“GSTS”), GuideStone Financial Services (“GFS”) and GuideStone Advisors (“GA”) are affiliates of one another. GuideStone Funds, GuideStone Financial Resources, GSCM, GSTS, GFS, GA and Foreside Funds Distributors LLC do not sell your personal information to nonaffiliated third parties.

We may also disclose any of the personal information that we collect about you to nonaffiliated third parties as permitted by law. For example, we may provide your information to nonaffiliated companies that provide account services or that perform marketing services on our behalf and to other financial institutions with whom we have joint marketing agreements. We restrict access to nonpublic personal information about you to those of our employees who need to know that information in order for us to provide products and services to you. We also maintain physical, electronic and procedural safeguards to guard your personal information.

These procedures will continue to remain in effect after you cease to receive financial products and services from us.

If you have any questions concerning our customer information policy, please contact a customer relations specialist at 1-888-98-GUIDE (1-888-984-8433).

This report has been prepared for shareholders of GuideStone Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus, which contains more complete information about the Funds. Investors are reminded to read the prospectus carefully before investing. Past performance is no guarantee of future results. Share prices will fluctuate and there may be a gain or loss when shares are redeemed. Fund shares are distributed by Foreside Funds Distributors LLC, 400 Berwyn Park, 899 Cassatt Road, Suite 110, Berwyn, PA 19312.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present you with the 2013 GuideStone Funds Annual Report. This report reflects our unwavering commitment to integrity in financial reporting; we believe this helps you stay fully informed of your investments. We hope that you will find this information valuable when making investment decisions.

For the second year in a row, GuideStone was recognized by the Lipper Fund Awards. This time, Lipper awarded GuideStone’s MyDestination 2025 Fund the Best Fund Over Three Years in the Mixed-Asset Target 2025 category, ranking No. 1 out of 92 similar funds.

We have worked diligently to enhance the products and services delivered to our shareholders. Several examples of our ongoing commitment are noted below:

•

Emerging Markets Equity Fund launched. This Fund offers GuideStone participants an investment that seeks long-term capital appreciation and invests mainly in a diversified portfolio of equity securities of international companies located within emerging markets, for example Brazil, Russia, India and China. Because this new fund focuses on companies in emerging markets, the International Equity Fund has shifted its strategy to investing primarily in companies located in developed markets.

•

eDelivery of Shareholder reports. Shareholders will be able to choose whether to receive shareholder disclosure reports electronically or through U.S. Mail. Visit www.GuideStoneFunds.org/Disclosures to view frequently asked questions about GuideStone Funds eDelivery.

We invite you to learn more about the new products and services offered by GuideStone Funds. Please visit our website at www.GuideStoneFunds.org or contact us at 1-888-98-GUIDE (1-888-984-8433). Thank you for entrusting GuideStone Funds with your investment assets, and we look forward to continuing to serve you.

Sincerely,

John R. Jones, CFA President

Lipper, a Thomson Reuters company, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper is the world’s leading fund research and analysis organization, covering over 231,000 share classes and over 122,000 funds in 61 registered for sale (RFS) universes. It provides the free Lipper Leader ratings for mutual funds registered for sale in over 30 countries. Additional information is available at www.lipperweb.com.

About the 2013 Mixed-Asset Target 2025 Funds Award (3 year): Classification averages are calculated with all eligible share classes for each eligible classification. The calculation periods extend over 36, 60 and 120 months. The highest Lipper Leader for Consistent Return (Effective Return) value within each eligible classification determines the fund classification winner over three, five or ten years. The GuideStone MyDestination 2025 Fund-GS4 won for the three-year period ended November 30, 2012. 92 funds were eligible for this award.

The MyDestination Funds® (“Funds”) attempt to achieve their objectives by investing in the GuideStone Select Funds and other investments. The Funds are managed to a retirement date (“target date”) by adjusting the percentage of fixed income securities and equity securities to become more conservative each year until reaching the retirement year and then approximately 15 years thereafter. The target date in the name of the Funds is the approximate date when an investor plans to start withdrawing money. By investing in the Funds, you will also incur the expenses and risks of the underlying Select Funds and other investments. The principal risks of the Funds will change depending on the asset mix of the Select Funds in which they invest. You may directly invest in the Select Funds and other investments, except the Flexible Income Fund and Global Natural Resources Equity Fund. The Funds’ value will go up and down in response to changes in the share prices of the investments that they own. The amount invested in the Fund is not guaranteed to increase, is not guaranteed against loss, nor is the amount of the original investment guaranteed at the target date. It is possible to lose money by investing in the Funds.

The Emerging Markets Equity Fund invests in emerging market securities which involves certain risks such as currency volatility, political and social instability and reduced market liquidity. Medium and small companies have limited product lines, markets and financial resources, and their stocks historically have been more volatile and less liquid than large company stocks. To the extent that the investment advisor misjudges current market conditions, the fund’s volatility may be amplified by its use of derivatives and by its ability to select sub-advisers to allocate assets. Some derivatives may increase the risk of loss and cause fluctuations in the market value of the fund’s portfolio to have disproportionately large effects or cause the NAV of the fund generally to decline faster than it would otherwise. This fund may be suitable to investors who seek higher, long-term rates of return, can accept significant short-term fluctuations in account value and want to diversity their portfolio with emerging market stocks.

FROM THE CHIEF INVESTMENT OFFICER

Rodric E. Cummins, CFA

Stock markets finished the year just as they started, posting double digit gains in the fourth quarter, resulting in another banner year in 2013. Despite the many headlines and worries by investors during the year, the story line for the 2013 investment markets turned out to be quite simple. Slow and steady global economic growth, engineered by the central banks’ low interest rate policies, continued to produce an ideal backdrop for risk-based investments. This resulted in another year of powerful gains in equity markets worldwide. While bonds and real assets did not fare well in 2013 — and in fact, generally produced negative returns — investors with well-balanced and well-diversified portfolios produced another exceptional year.

Equity investments, and more specifically U.S. stocks, were the easy winners among the three asset classes of stocks, bonds and real assets.

  In the U.S., the S&P 500® Index returned 10.51% in the fourth quarter, bringing 2013 returns to 32.39%, the highest calendar year return in more than 15 years. U.S. stocks more than doubled the return for stocks in foreign markets which consist of both developed and emerging countries. Within the U.S., small cap stocks performed the best in 2013, returning 38.82% as measured the Russell 2000® Index.

Bond investors, who were already yield starved, continued to find the going difficult as the improving economy and the Federal Reserve’s tapering of quantitative easing activities proved to be stiff headwinds. For the fourth quarter, the U.S. bond market returned -0.14%, as measured by the Barclays U.S. Aggregate Bond Index. For the year, bonds returned -2.02%, the lowest calendar year of performance for bonds since 1994. Negative returns in bonds occurred in 2013 as the income received from bonds was more than offset by a decline in value that resulted from a rise in interest rates.

Real assets are typically inflation sensitive investments that play an important role in portfolios by providing investors a defense from unexpected spikes in inflation. Like bonds, these assets also had a difficult year in 2013 as excess capacity and high unemployment continued to curb inflation expectations in the market. Treasury Inflation Protected Securities fell 2.02% for investors in the fourth quarter and posted a return of -8.61% for the year. Other real assets, such as commodities and real estate securities, also posted a disappointing year.

What can investors expect as we turn the calendar to a new year?

First, global central banks’ monetary policies are likely to continue to set the tone for the investment markets in 2014. Global excess capacity is constraining inflation and permitting extraordinary measures by central banks to stimulate economies, all in an effort to keep growth moving forward and put people back to work. We believe this trend will continue as countries aggressively vie for a larger and larger share of the global economic pie. This should provide both support and opportunities for risky assets held by long-term investors.

Secondly, it’s important for investors to have realistic expectations about market returns. Over the past two years, U.S. stocks have returned over 50%, a trend that is clearly not sustainable. With stock market valuations now near historical averages, equity returns in the coming years are more likely to reflect the slow economic growth pattern of world economies.

Finally, expect the unexpected. The capital markets will be met through time with surprises on many fronts, be it economic, political or social developments. It is important for investors to be prepared for periods of high volatility and any surprises that 2014 may hold. We continue to encourage investors to stay well-balanced, stay well-diversified and stay invested. We believe this provides the best opportunity for you to achieve your investment goals.

*This report may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to GuideStone Funds, market or regulatory developments. The views expressed are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed are subject to change at any time based upon economic, market, or other conditions and GuideStone Funds undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed (including any forward-looking statement) may not be relied upon as investment advice or as an indication of GuideStone Funds’ trading intent.

Asset Class Performance Comparison

The following graph illustrates the performance of the major assets classes during 2013.

1The Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

2The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

3The MSCI EM (Emerging Markets) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The index consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

4The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure that larger stocks do not distort the performance and characteristics of the actual small-cap opportunity set.

5The S&P 500® Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends and is a registered trademark of McGraw-Hill Co., Inc. The S&P 500® Index includes 500 of the largest stocks (in terms of market value) in the United States.

S&P 500® Index Returns

The U.S. large cap equity market, as represented by the S&P 500® Index, posted a positive annual return of 32.39%. This was the fifth consecutive year of positive results and tenth out of the last eleven years. It was a strong year for the index as ten of the twelve months were positive with June and August being the exception. Performance got off to a quick start with the first quarter up about 10%. The second and third quarters were both positive at around 3% and 5% respectively. The fourth quarter finished the year strong up about 10.5%. All sectors in the index finished positive for the year, and the best performing sectors were Health Care, Consumer Discretionary, and Producer Durables. The sectors in the index that lagged the most this year were Utilities, Energy, and Technology. Overall, stocks with higher beta and lower market capitalization were the largest positive contributors to performance this year.

The S&P 500® Index includes 500 leading companies in major industries of the U.S. economy. The index represents about 75% of U.S. equity market capitalization. It is a capitalization-weighted index calculated on a total return basis with dividends reinvested. Constituents are selected by a team of Standard & Poor’s economists and analysts.

Data Source: Bloomberg,S&P website

Russell 2000® Index Returns

The U.S. small cap equity market, as represented by the Russell 2000® Index, posted a positive return of 38.82% for the year. The index was up about 12% the first quarter followed by a more volatile second quarter performance of roughly 3%. The second half of the year finished strong with the third quarter and the fourth quarter up around 10% and 9% respectively. The calendars year’s best two performing sectors were Health Care and Consumer Staples. The sectors in the index that lagged the most this year were Materials, Financials, and Utilities. Overall, stocks with higher beta, higher earnings growth, and smaller market capitalization were the largest positive contributors to performance this year.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure that larger stocks do not distort the performance and characteristics of the actual small-cap opportunity set.

Data Source: Russell Investments, Bloomberg

MSCI EAFE (Net) Returns

The international equity developed markets, as represented by the MSCI EAFE Index (net), posted a positive annual return of 22.78%. The year started with mixed signals due to weakness in Europe but a strengthening Japan, but ultimately the index finished the 1st quarter up 5.13%. However, the next few months saw the index give back some of those gains posting a -0.98% for the 2nd quarter. The second half of the year continued the upward trend of the 1st quarter, as the index posted 3rd and 4th quarter returns of 11.56% and 5.71% respectively. The best performing countries during this calendar year were Greece, Finland and Ireland. The countries which had the worst relative performance were Singapore and Australia. The sectors that led performance results this year were Consumer Discretionary, Health Care, and Telecommunications. The sectors in the index that lagged the most this year were Materials and Energy. All sectors posted positive returns for the year.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Data Source: Factset

MSCI EM (Net) Returns

The international equity emerging markets, as represented by the MSCI Emerging Market Index (net), posted a negative annual return of -2.60%. Emerging market equities started the year on a negative note, posting two consecutive down quarters of -1.62% and -8.08% for the 1st and 2nd quarters respectively. The 3rd quarter, however, saw positive returns for the period of 5.77%. The index finished out the year with a positive 1.83% return for the 4th quarter but still finished down overall, for the year. The best performing countries during this calendar year were Egypt, Hong Kong and Taiwan. The countries which had the worst performance were Turkey and Peru. The sectors that led in performance results for the year were Consumer Discretionary, Health Care, and Information Technology. These were the only sectors to post positive returns for 2013. The sectors in the index that lagged the most this year were Materials and Energy.

The MSCI EM (Emerging Markets) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The index consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Data Source: Factset

Barclays U.S. Aggregate Bond Index Returns

The broad U.S. bond market, as measured by the Barclays U.S. Aggregate Bond Index, posted a negative return of -2.02% for the year. The index had its first negative return in fourteen years, with rising interest rates as the primary factor contributing to its negative performance. Areas of the market that performed the best consisted of debt securities that possessed shorter maturities and/or lower credit quality. The best performing sub sectors were auto asset backed securities and corporate financial institution bonds. The U.S. Treasury sector posted an annual return of -2.75%, due to the increasing yield environment. The U.S. Treasury sector was the worst performing sector within the Barclays U.S. Aggregate Bond Index during the year.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark representing approximately 8,200 U.S. dollar-denominated, taxable fixed income securities. To be included in this market capitalization-weighted index, bonds must be rated investment grade quality by Moody’s and Standard & Poor’s and have a maturity of at least one year. The types of fixed income instruments in this index primarily consist of U.S. Treasury securities, government-related securities, mortgage-backed securities, asset-backed securities and corporate bonds.

Data Source: Factset

Federal Reserve

The Federal Reserve (“Fed”) maintained the same targeted Fed Funds level of 0-0.25% for the fifth consecutive year. Although the Fed formally met to review this rate level on eight separate occasions during the year, no action on changing this rate was taken. The last time an action was taken was December 2008 when the Fed cut rates to their current levels. The Fed has maintained an accommodative monetary policy stance throughout the year as unemployment levels, while falling, remained elevated and inflation ran consistently below the Fed’s 2% targeted level. In addition to maintain its historically low Fed Funds rate, the Fed kept in place all year its quantitative easing (“QE”) program, which included monthly purchases of $85 billion in fixed income securities (including both U.S. Treasuries and mortgages). In mid-December, the Fed announced that it will trim its monthly asset purchase by a modest $10 billion beginning in January, lowering both the purchase of Treasury Securities and Mortgage Backed Securities by $5 billion each. The Fed provided guidance that they intend to gradually continue to taper for as along as economic conditions warrant. It was also announced that the Fed will maintain the Fed Funds target range of 0-0.25% well after the unemployment rate falls below the Fed’s original threshold of 6.5%. This is as long as inflation is below 2.5% and longer term inflation expectations “continue to be well anchored”.

The Federal Reserve (“Fed”) is the central bank of the United States. It was created by Congress to provide the nation with a safer, more flexible, and more stable monetary and financial system. The Federal Funds Rate is the interest rate at which depository institutions lend balances at the Fed to other depository institutions overnight. The rate is one tool the Fed can use in their efforts of controlling the supply of money. Changes in the Federal Funds Rate trigger a chain of events that affect other short-term interest rates, foreign exchange rates, long-term interest rates, the amount of money and credit, and, ultimately, a range of economic variables, including employment, output, and prices of goods and services.

Data Source: Bloomberg, Federal Reserve

U.S. Treasury Yield Curve

Short-term rates remained at historically low levels as the Federal Reserve (the “Fed”) maintained its aggressively accommodative monetary policy and left unchanged the target federal funds rate at 0-0.25% throughout the year in an effort to stimulate economic growth. The very short end of the curve, where the maturity is less than two years, remained basically unchanged again this year. Starting at the 2-year maturity level and longer, there was a considerable increase in yield levels as the yield curve steepened significantly compared to the end of 2012. At year-end 2013, yields on the 2-year, 5-year, 10-year and 30-year U.S. Treasury securities were 0.38%, 1.74%, 3.03% and 3.97%, respectively.

The Treasury yield curve illustrates the relationship between yields on short-term, intermediate-term and long-term Treasury securities. Normally, the shape of the yield curve is upward sloping with rates increasing from the short end of the curve moving higher to the long end. The short end of the curve is impacted more by monetary policy (demand for money) while inflationary expectations and market forces impact the long end of the curve.

Data Source: Bloomberg

About Your Expenses (Unaudited)

As a shareholder of the Funds, you incur ongoing costs, including advisory fees and to the extent applicable, shareholder services fees, as well as other Fund expenses. This example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

Actual
Fund	Class	Beginning Account Value 07/01/13	Ending Account Value 12/31/13	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
MyDestination 2005	GS4	$1,000.00	$1,046.51	0.20%	$1.03
MyDestination 2015	GS4	1,000.00	1,070.95	0.14	0.74
MyDestination 2025	GS4	1,000.00	1,096.84	0.14	0.74
MyDestination 2035	GS4	1,000.00	1,136.69	0.19	1.01
MyDestination 2045	GS4	1,000.00	1,146.64	0.20	1.08
MyDestination 2055	GS4	1,000.00	1,148.30	0.20	1.10
Conservative Allocation	GS4	1,000.00	1,029.99	0.12	0.62
Balanced Allocation	GS4	1,000.00	1,068.11	0.12	0.63
Growth Allocation	GS4	1,000.00	1,118.01	0.12	0.64
Aggressive Allocation	GS4	1,000.00	1,178.58	0.12	0.66
Conservative Allocation I	GS2	1,000.00	1,031.13	0.15	0.77
Balanced Allocation I	GS2	1,000.00	1,069.24	0.13	0.69
Growth Allocation I	GS2	1,000.00	1,119.19	0.14	0.75
Aggressive Allocation I	GS2	1,000.00	1,179.71	0.15	0.83
Money Market	GS2	1,000.00	1,000.15	0.18	0.91
	GS4	1,000.00	1,000.11	0.19	0.97
Low-Duration Bond	GS2	1,000.00	1,007.28	0.36	1.82
	GS4	1,000.00	1,005.82	0.57	2.88
Medium-Duration Bond	GS2	1,000.00	1,005.25	0.48	2.43
	GS4	1,000.00	1,005.28	0.63	3.19

Actual
Fund	Class	Beginning Account Value 07/01/13	Ending Account Value 12/31/13	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
Extended-Duration Bond	GS2	$1,000.00	$1,022.86	0.57%	$2.91
	GS4	1,000.00	1,022.42	0.75	3.82
Global Bond	GS4	1,000.00	1,028.91	0.80	4.08
Defensive Market Strategies (3)	GS2	1,000.00	1,087.75	1.09	5.71
	GS4	1,000.00	1,086.51	1.35	7.08
Equity Index	GS2	1,000.00	1,161.10	0.23	1.25
	GS4	1,000.00	1,161.45	0.38	2.07
Value Equity	GS2	1,000.00	1,160.05	0.65	3.56
	GS4	1,000.00	1,159.16	0.90	4.89
Growth Equity	GS2	1,000.00	1,214.97	0.83	4.66
	GS4	1,000.00	1,214.14	1.05	5.87
Small Cap Equity	GS2	1,000.00	1,203.40	0.95	5.29
	GS4	1,000.00	1,202.12	1.20	6.65
International Equity (3)	GS2	1,000.00	1,183.72	1.05	5.75
	GS4	1,000.00	1,182.26	1.29	7.07
Emerging Markets Equity	GS2	1,000.00	975.00	1.25	2.06
	GS4	1,000.00	975.00	1.50	2.48
Inflation Protected Bond	GS4	1,000.00	983.65	0.64	3.18
Flexible Income	GS4	1,000.00	1,015.70	1.20	6.06
Real Assets	GS4	1,000.00	991.27	0.12	0.60
Real Estate Securities	GS4	1,000.00	967.14	1.06	5.26
Global Natural Resources Equity	GS4	1,000.00	983.06	1.42	7.07

HYPOTHETICAL (assuming a 5% return before expenses)
Fund	Class	Beginning Account Value 07/01/13	Ending Account Value 12/31/13	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
MyDestination 2005	GS4	$1,000.00	$1,024.20	0.20%	$1.02
MyDestination 2015	GS4	1,000.00	1,024.49	0.14	0.73
MyDestination 2025	GS4	1,000.00	1,024.50	0.14	0.72
MyDestination 2035	GS4	1,000.00	1,024.26	0.19	0.96
MyDestination 2045	GS4	1,000.00	1,024.20	0.20	1.02
MyDestination 2055	GS4	1,000.00	1,024.18	0.20	1.03
Conservative Allocation	GS4	1,000.00	1,024.60	0.12	0.61
Balanced Allocation	GS4	1,000.00	1,024.60	0.12	0.61
Growth Allocation	GS4	1,000.00	1,024.60	0.12	0.61
Aggressive Allocation	GS4	1,000.00	1,024.60	0.12	0.61
Conservative Allocation I	GS2	1,000.00	1,024.44	0.15	0.77
Balanced Allocation I	GS2	1,000.00	1,024.54	0.13	0.68
Growth Allocation I	GS2	1,000.00	1,024.49	0.14	0.72
Aggressive Allocation I	GS2	1,000.00	1,024.45	0.15	0.77
Money Market	GS2	1,000.00	1,024.29	0.18	0.93
	GS4	1,000.00	1,024.24	0.19	0.98

About Your Expenses (Unaudited) (Continued)

HYPOTHETICAL (assuming a 5% return before expenses)
Fund	Class	Beginning Account Value 07/01/13	Ending Account Value 12/31/13	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
Low-Duration Bond	GS2	$1,000.00	$1,023.39	0.36%	$1.84
	GS4	1,000.00	1,022.33	0.57	2.91
Medium-Duration Bond	GS2	1,000.00	1,022.79	0.48	2.45
	GS4	1,000.00	1,022.03	0.63	3.21
Extended-Duration Bond	GS2	1,000.00	1,022.33	0.57	2.91
	GS4	1,000.00	1,021.42	0.75	3.82
Global Bond	GS4	1,000.00	1,021.19	0.80	4.06
Defensive Market Strategies (3)	GS2	1,000.00	1,019.73	1.09	5.53
	GS4	1,000.00	1,018.41	1.35	6.85
Equity Index	GS2	1,000.00	1,024.05	0.23	1.17
	GS4	1,000.00	1,023.29	0.38	1.94
Value Equity	GS2	1,000.00	1,021.91	0.65	3.33
	GS4	1,000.00	1,020.68	0.90	4.57
Growth Equity	GS2	1,000.00	1,021.00	0.83	4.25
	GS4	1,000.00	1,019.91	1.05	5.35
Small Cap Equity	GS2	1,000.00	1,020.41	0.95	4.85
	GS4	1,000.00	1,019.17	1.20	6.10
International Equity (3)	GS2	1,000.00	1,019.94	1.05	5.32
	GS4	1,000.00	1,018.73	1.29	6.54
Emerging Markets Equity	GS2	1,000.00	1,006.27	1.25	2.10
	GS4	1,000.00	1,005.85	1.50	2.51
Inflation Protected Fund	GS4	1,000.00	1,022.00	0.64	3.24
Flexible Income	GS4	1,000.00	1,019.05	1.20	6.07
Real Assets	GS4	1,000.00	1,024.47	0.12	0.61
Real Estate Securities Fund	GS4	1,000.00	1,019.86	1.06	5.40
Global Natural Resources Equity	GS4	1,000.00	1,017.94	1.42	7.19

(1)	Expenses include the effect of contractual waivers by GuideStone Capital Management. The Date Target Funds’, Asset Allocation Funds’ and Real Assets Fund proportionate share of the operating expenses of the Select Funds is not reflected in the tables above.
(2)	Expenses are equal to the Fund’s annualized expense ratios for the period July 1, 2013 through December 31, 2013, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(3)	The expense ratios for the Defensive Market Strategies Fund and the International Equity Fund include the impact of dividend and interest expense on securities sold short.

ABBREVIATIONS, FOOTNOTES AND INDEX DEFINITIONS

INVESTMENT ABBREVIATIONS:

ADR	—	American Depository Receipt
AGM	—	Assured Guaranty Municipal Corporation
CDO	—	Collateralized Debt Obligation
CLO	—	Collateralized Loan Obligation
CMBS	—	Commercial Mortgage-Backed Securities
CONV	—	Convertible
ETF	—	Exchange Traded Fund
EURIBOR	—	Euro Interbank Offered Rate
GDR	—	Global Depository Receipt
IO	—	Interest Only (Principal amount shown is notional)
KLIBOR	—	Kuala Lumpur Interbank Offer Rate
KORIBOR	—	Korea Interbank Offer Rate
KRW-CD	—	Korean Won-Certificates of Deposit-Korean
KDSA		Securities Dealers Association
LIBOR	—	London Interbank Offered Rate
LLC	—	Limited Liability Company
LOC	—	Letter of Credit
LP	—	Limited Partnership
NVDR	—	Non-Voting Depository Receipt
PIK	—	Payment-in-Kind Bonds
PLC	—	Public Limited Company
PO	—	Principal Only
REIT	—	Real Estate Investment Trust
REMIC	—	Real Estate Mortgage Investment Conduit
SPDR	—	Standard & Poor’s Depositary Receipt
STEP	—	Stepped Coupon Bonds: Interest rates shown reflect the rates currently in effect.
STRIP	—	Stripped Security
TBA	—	To be announced
VVPR	—	Voter Verified Paper Record
WIBOR	—	Warsaw Interbank Offered Rate
144A	—	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. As of December 31, 2013, the total market values and percentages of net assets for 144A securities by fund were as follows:

Fund	Value of 144A Securities	Percentage of Net Assets
Money Market	$9,800,000	0.72%
Low-Duration Bond	152,012,027	18.14
Medium-Duration Bond	83,087,617	10.27
Extended-Duration Bond	25,556,407	9.44
Global Bond	55,863,790	15.61
Defensive Market Strategies	19,526,120	4.03
Small Cap Equity	5,091,578	0.89

INVESTMENT FOOTNOTES:

‡‡	—	All or a portion of the security was held as collateral for open futures, options, securities sold short and/or swap contracts.
@	—	Illiquid.
*	—	Non-income producing security.
#	—	Security in default.
§	—	Security purchased with the cash proceeds from securities loaned.
†	—	Variable rate security. Interest rates shown reflect the rates currently in effect. Maturity date for money market instruments is the date of the next interest rate reset.
Ω	—	Interest rates shown reflect the effective yields as of December 31, 2013.
	¥—	Affiliated fund.
Δ	—	Security either partially or fully on loan.
S	—	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.
+	—	Security is valued at fair value. As of December 31, 2013, the total market values and percentages of net assets for Fair Valued securities by fund were as follows:

Fund	Value of Fair Valued Securities	Percentage of Net Assets
Low-Duration Bond	$1,725,282	0.21%
Medium-Duration Bond	503,234	0.06
Global Bond	298,588	0.08
Defensive Market Strategies	2,103,692	0.43
Equity Index	—	—
Growth Equity	36,154	—
Small Cap Equity	157,814	0.03
International Equity	65,244	—
Emerging Markets Equity	33,708	0.01

ABBREVIATIONS, FOOTNOTES AND INDEX DEFINITIONS

FOREIGN BOND FOOTNOTES:
(A)	—	Par is denominated in Australian Dollars (AUD).
(B)	—	Par is denominated in Brazilian Real (BRL).
(C)	—	Par is denominated in Canadian Dollars (CAD).
(E)	—	Par is denominated in Euro (EUR).
(G)	—	Par is denominated in Singapore Dollars (SGD).
(K)	—	Par is denominated in Norwegian Krone (NOK).
(M)	—	Par is denominated in Mexican Pesos (MXN).
(P)	—	Par is denominated in Polish Zloty (PLN).
(S)	—	Par is denominated in South African Rand (ZAR).
(T)	—	Par is denominated in Turkish Lira (TRL).
(U)	—	Par is denominated in British Pounds (GBP).
(V)	—	Par is denominated in Dominican Peso (DOP).
(W)	—	Par is denominated in South Korean Won (KRW).
(Z)	—	Par is denominated in New Zealand Dollars(NZD).

COUNTERPARTY ABBREVIATIONS:
BAR	—	Counterparty to contract is Barclays Capital.
BNP	—	Counterparty to contract is BNP Paribas.
BOA	—	Counterparty to contract is Bank of America.
CITI	—	Counterparty to contract is Citibank NA London.
CITIC	—	Counterparty to contract is Citicorp.
CITIG	—	Counterparty to contract is Citigroup.
CME	—	Counterparty to contract is Chicago Mercantile Exchange.
CS	—	Counterparty to contract is Credit Suisse International.
DEUT	—	Counterparty to contract is Deutsche Bank AG.
FCM	—	Counterparty to contract is LCH.Clearnet Group, Ltd.
GSC	—	Counterparty to contract is Goldman Sachs Capital Markets, LP.
HKSB	—	Counterparty to contract is HongKong & Shanghai Bank.
HSBC	—	Counterparty to contract is HSBC Securities.
JPM	—	Counterparty to contract is JPMorgan Chase Bank.
KS	—	Counterparty to contract is Knight Securities.
MLCS	—	Counterparty to contract is Merrill Lynch Capital Services, Inc.
MSCS	—	Counterparty to contract is Morgan Stanley Capital Services.
NT	—	Counterparty to contract is Northern Trust Corporation.
RBC	—	Counterparty to contract is Royal Bank of Canada.
RBS	—	Counterparty to contract is Royal Bank of Scotland.
RJ	—	Counterparty to contract is Raymond James.
SC	—	Counterparty to contract is Standard Chartered PLC.
SS	—	Counterparty to contract is State Street Global Markets.
UBS	—	Counterparty to contract is UBS AG.
WEST	—	Counterparty to contract is Westpac Pollock.

ABBREVIATIONS, FOOTNOTES AND INDEX DEFINITIONS

INDEX DEFINITIONS:

The Bank of America Merrill Lynch 1-3Year Treasury Index is composed of all U.S. Treasury notes and bonds with maturities greater than or equal to one year and less than three years.

The Barclays Global Aggregate Bond Index — Unhedged provides a broad-based measure of the global investment grade fixed-rate debt markets.

The Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Barclays U.S. Corporate High Yield — 2% Issuer Capped Index is an issuer-constrained version of the Barclays U.S. Corporate High Yield Index that measures the market of U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds. The index follows the same rules as the uncapped index but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro rata basis.

The Barclays U.S. Long-Term Credit Bond Index is composed of a subset of the Barclays U.S. Credit Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa with at least $50 million principal outstanding and maturity greater than 10 years.

The Barclays U.S. Long-Term Government Bond Index is composed of securities in the long (more than 10 years) range of the Barclays U.S. Government Index and is composed of a subset of the Barclays Credit Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa with at least $50 million principal outstanding and maturity greater than 10 years.

The Barclays U.S. TIPS Index measures the performance of the U.S. Treasury Inflation Protected Securities (“TIPS”) market and includes TIPS with one or more years remaining until maturity with total outstanding issue size of $500 million or more.

The Citigroup 3-MonthTreasury Bill Index is an unmanaged index that is generally representative of 3-month U.S. Treasury bills, consisting of an average of the last 3-month U.S. Treasury bill issues.

The CMBX Indexes are a group of indices made up of 25 tranches of commercial mortgage-backed securities (CMBS), each with different credit ratings.

The Dow Jones CDX Indexes are series of indices that track North American and emerging market credit derivative indexes. This family of indices comprises a basket of credit derivatives that are representative of certain segments such as North American investment grade credit derivatives (NA.IG), high yield (NA.HY), and emerging markets (NA.EM).

The Dow Jones U.S. Select Real Estate Securities IndexSM is an unmanaged, broad-based, market capitalization-weighted index comprised of publicly traded REITs and real estate operating companies, not including special purpose or healthcare REITs. It is comprised of major companies engaged in the equity ownership and operation of commercial real estate.

The FTSE EPRA/NAREIT Developed Index is designed to track the performance of listed real estate companies and REITS worldwide. By making the index constituents free-float adjusted, liquidity, size and revenue screened, the series is suitable for use as the basis for investment products, such as derivatives and Exchange Traded Funds (“ETFs”).

The iTraxx Indexes are a group of international credit derivative indices that are monitored by the International Index Company (IIC). iTraxx indices cover credit derivatives markets in Europe, Asia and Australia.

The JPMorgan Emerging Markets Bond Index Plus is a traditional, market-capitalization weighted index comprised of U.S. dollar denominated Brady bonds, Eurobonds and traded loans issued by sovereign entities.

The MSCI ACWI (All Country World Index) Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (excluding U.S.) and emerging markets.

The MSCI Commodity Producers Index is a free float-adjusted market capitalization index designed to reflect the performance of the three underlying commodity markets: energy, metals and agricultural products.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

ABBREVIATIONS, FOOTNOTES AND INDEX DEFINITIONS

The MSCI EM (Emerging Markets) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The index consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey

The NYSE Arca Gold Miners Index is a modified market capitalization weighted index comprised of publicly traded companies involved primarily in mining for gold and silver. The index is calculated and maintained by the American Stock Exchange.

The Russell 1000® Growth Index is a large-cap index consisting of those Russell 1000® Index securities with greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings-ratios, lower dividend yields and higher forecasted growth values than the value universe.

The Russell 1000® Value Index is a large-cap index consisting of those Russell 1000® Index securities with a less-than-average growth orientation. Companies in this index tend to exhibit lower price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure that larger stocks do not distort the performance and characteristics of the actual small-cap opportunity set.

The Russell 3000® Index is composed of 3,000 large companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.

The S&P 500® Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of McGraw-Hill Co., Inc. The S&P 500® Index includes 500 of the largest stocks (in terms of market value) in the United States.

TARGET DATE FUNDS (Unaudited)

The MyDestination Funds® maintain diversified exposure to all three asset classes of equities, fixed income and real assets.

Exposure to both U.S. and non-U.S. equities contributed positively to performance for the MyDestination Funds®. U.S. equities experienced a banner year for performance, with the broader equity market, as measured by the Russell 3000® Index, advancing 33.55% for the calendar year 2013. Equity market gains were spurred on by exceptionally accommodative monetary policy and generally improving economic conditions that encouraged investors to take on risk. From a sector perspective, performance was unanimously in positive territory as all sectors within the Russell 3000® Index experienced double-digit gains for the year.

Developed non-U.S. markets also experienced solid gains as the MSCI EAFE Index (Net), a measure of international developed country returns, posted a one-year return of 22.78%. All regions ended the period in positive territory as Japan and Europe advanced the most as a result of the regions’ improved outlooks. From a sector perspective, all groups generated positive results during the period.

Bond markets generally posted negative returns during 2013, as bond yields rose over the course of the year, particularly for maturities greater than two years. The Barclays U.S. Aggregate Bond Index, a proxy for the broad domestic bond market, generated an annual return of -2.02%, its first annual decline since 1999. Exposure to fixed income within the MyDestination Funds®, while an important part of a properly diversified portfolio, detracted from performance during 2013.

Exposure to real assets detracted from performance within the MyDestination Funds®, although the returns of the various underlying strategies were mixed for the year. Key drivers of performance for the year were subdued inflation and inflation expectations, rising yields, and falling commodity prices — all of which put downward pressure on most real asset strategies. The primary detractors to absolute performance for the MyDestination Funds® were negative performance across Treasury Inflation Protected Securities and commodities. TIPS, as measured by the Barclays U.S. TIPS Index, fell 8.61% in 2013. The S&P Dow-Jones UBS Commodity Index, a broad-based measure of returns for a diversified basket of commodity futures, posted a 9.52% decline for 2013.

MyDestination 2005 Fund (Unaudited)

The Fund, through investments in the underlying Select Funds, combined a greater percentage of exposure to fixed income securities with a smaller percentage allocated to equity and real asset securities. The Fund followed an allocation glide path designed to become more conservative over time, and the December 2013 targeted allocations were approximately 46.18% Fixed Income Select Funds, 23.76% U.S. Equity Select Funds, 8.06% Non-U.S. Equity Select Funds, 20.00% Real Return Select Funds and 2.00% Credit Suisse Commodity Return Strategy.

As a fund of funds, its performance was based on the performance of the underlying Select Funds. The Fund generated a positive return of 6.18% for the one-year period ending December 31, 2013. Overall exposure to the Equity Select Funds was a primary contributor to the Fund’s performance. The Defensive Market Strategies Fund was the largest contributor to absolute performance, followed by the Value Equity Fund and the Growth Equity Fund. The Fund’s fixed income allocation detracted from investment returns, as the two largest fixed income allocations, the Low-Duration Bond Fund and the Medium-Duration Bond Fund, had negative investment returns for the year. Real assets also detracted from absolute performance, with the Inflation Protected Bond Fund being the primary detractor as it fell 8.64% for the year.

The Fund outperformed its composite benchmark in 2013 (6.18% versus 6.06%). The largest two contributors to relative outperformance were the Defensive Market Strategies Fund and the Value Equity Fund. The largest detractors to relative performance were the Global Natural Resources Equity Fund and the Low-Duration Bond Fund.

The Fund attempted to achieve its objective by investing in the Select Funds. The Fund is managed to a retirement date (“target date”) by adjusting the percentage of fixed income securities and equity securities to become more conservative each year until reaching the retirement year and then approximately 15 years thereafter. The target date in the name of the Fund is the approximate date when an investor plans to start withdrawing money. This Fund may be suitable for investors who want a simplified “one fund” retirement solution, are willing to pay slightly higher fees to get a diversified mix of investments that becomes more conservative over time and retired at an age that was near the year 2005. The Fund’s value will fluctuate due to changes in interest rates. There is a risk that the issuer of a fixed-income investment may fail to pay interest or even principal due in a timely manner or at all. The Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions. The Fund is subject to risks presented by investments in foreign issuers, and changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments held by the Select Funds. By investing in this Fund, you will incur the expenses of the Fund, in addition to those of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. The amount invested in the Fund is not guaranteed to increase, is not guaranteed against loss nor is the amount of the original investment guaranteed at the target date. It is possible to lose money by investing in the Fund.

At December 31, 2013, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
Fixed Income Select Funds	47.1
U.S. Equity Select Funds	23.3
Real Return Select Funds	19.5
Non-U.S. Equity Select Funds	8.0
Credit Suisse Commodity Return Strategy	2.0

U.S. Equity Select Funds	99.9

MyDestination 2005 Fund (Unaudited)

Average Annual Total Returns as of 12/31/13
	GS4 Class*	Benchmark**
One Year	6.18%	6.06%
Five Year	9.85%	8.80%
Since Inception	3.96%	4.05%
Inception Date	12/29/06
Total Fund Operating Expenses (May 1, 2013 Prospectus, as amended on October 31, 2013)(1)	1.13%

(1)The Fund’s shareholders indirectly bear the expenses of the GS4 Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since December 29, 2006 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a composite index as of December 2013, consisting of 32.55% of the Bank of America Merrill Lynch 1-3 Year Treasury Index, 11.16% of the Barclays U.S. Aggregate Bond Index, 1.39% of the Barclays Global Aggregate Bond Index — Unhedged, 0.70% of the Barclays U.S. Corporate High Yield — 2% Issuer Capped Index, 0.70% of the J.P. Morgan Emerging Markets Bond Index Plus, 12.00% of the Barclays U.S. TIPS Index, 11.50% of the S&P 500® Index, 5.00% of the S&P U.S. BB-Ratings and Above Loan Index, 1.00% of the FTSE EPRA/NAREIT Developed Index, 5.36% of the Russell 1000® Value Index, 5.36% of the Russell 1000® Growth Index, 1.28% of the Russell 2000® Index, 2.00% of the Dow Jones — UBS Commodity Index, 1.50% of the MSCI World Commodity Producers Index, 0.50% of the NYSE Gold Miners Index, 6.24% of the MSCI EAFE Index and 1.76% of the MSCI EM Index.

The construction of the composite index corresponds to the target percentage allocations to the underlying asset classes as represented by the Fund’s investment in the Select Funds. As the target percentage allocations to the underlying investments change according to the MyDestination Funds® glide path, the target percentage allocations to the composite index also change.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

MYDESTINATION 2005 FUND SCHEDULE OF INVESTMENTS	December 31, 2013

	Shares	Value
MUTUAL FUNDS — 99.9%
GuideStone Money Market Fund (GS4 Class)¥	1,750,776	$1,750,776
GuideStone Low-Duration Bond Fund (GS4 Class)¥	1,995,753	26,643,303
GuideStone Medium-Duration Bond Fund (GS4 Class)¥	659,172	9,314,107
GuideStone Global Bond Fund (GS4 Class)¥	228,546	2,303,743
GuideStone Defensive Market Strategies Fund (GS4 Class)¥	841,960	9,615,183
GuideStone Value Equity Fund (GS4 Class)¥	215,730	4,530,323
GuideStone Growth Equity Fund (GS4 Class)¥	196,232	4,515,306
GuideStone Small Cap Equity Fund (GS4 Class)¥	59,935	1,089,610
GuideStone International Equity Fund (GS4 Class)¥	349,026	5,319,158
GuideStone Emerging Market Equity Fund (GS4 Class)*¥	151,347	1,475,630
GuideStone Inflation Protected Bond Fund (GS4 Class)¥	973,987	9,885,972
GuideStone Flexible Income Fund (GS4 Class)¥	410,804	4,132,693
GuideStone Real Estate Securities Fund (GS4 Class)¥	88,772	830,902
GuideStone Global Natural Resources Equity Fund (GS4 Class)¥	169,969	1,650,400
Credit Suisse Commodity Return Strategy Fund	232,564	1,681,440

Total Mutual Funds (Cost $81,366,443)		84,738,546

TOTAL INVESTMENTS — 99.9% (Cost $81,366,443)		84,738,546

Other Assets in Excess of Liabilities — 0.1%		78,130

NET ASSETS — 100.0%		$84,816,676

VALUATION HIERARCHY The following is a summary of the inputs used, as of December 31, 2013, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$84,738,546	$84,738,546	$—	$—

Total Assets - Investments in Securities	$84,738,546	$84,738,546	$—	$—

Other Financial Instruments***
Futures Contracts	$18,103	$18,103	$—	$—

Total Assets - Other Financial Instruments	$18,103	$18,103	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

20	See Notes to Financial Statements.

MyDestination 2015 Fund (Unaudited)

The Fund, through investments in the underlying Select Funds, combined a greater percentage of exposure to equity securities with a smaller percentage allocated to fixed income and real asset securities. The Fund followed an allocation glide path designed to become more conservative over time, and the December 2013 targeted allocations were approximately 30.01% Fixed income Select Funds, 37.19% U.S. Equity Select Funds, 12.47% Non-U.S. Equity Select Funds, 18.04% Real Return Select Funds and 2.29% Credit Suisse Commodity Return Strategy.

As a fund of funds, its performance was based on the performance of the underlying Select Funds. The Fund generated a positive return of 10.35% for the one-year period ended December 31, 2013. Overall exposure to the Equity Select Funds was a primary contributor to the Fund’s performance. The Defensive Market Strategies Fund was the largest contributor to absolute performance, followed by the Value Equity Fund and Growth Equity Fund. The Fund’s fixed income allocation detracted from investment returns, as the two largest fixed income allocations, the Low-Duration Bond Fund and the Medium-Duration Bond Fund, had negative investment returns for the year. Real assets also detracted from absolute performance, with the Inflation Protected Bond Fund being the primary detractor as it fell 8.64% for the year.

The Fund outperformed its composite benchmark in 2013 (10.35% versus 9.56%). The largest two contributors to relative outperformance were the Defensive Market Strategies Fund and the Value Equity Fund. The largest detractors to relative performance were the Global Natural Resources Equity Fund and the Low-Duration Bond Fund.

The Fund attempted to achieve its objective by investing in the Select Funds. The Fund is managed to a retirement date (“target date”) by adjusting the percentage of fixed income securities and equity securities to become more conservative each year until reaching the retirement year and then approximately 15 years thereafter. The target date in the name of the Fund is the approximate date when an investor plans to start withdrawing money. This Fund may be suitable for investors who want a simplified “one fund” retirement solution, are willing to pay slightly higher fees to get a diversified mix of investments that becomes more conservative over time and plan to retire at an age that is near the year 2015. The Fund’s value will fluctuate due to changes in interest rates. There is a risk that the issuer of a fixed-income investment may fail to pay interest or even principal due in a timely manner or at all. The Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions. The Fund is subject to risks presented by investments in foreign issuers, and changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments held by the Select Funds. By investing in this Fund, you will incur the expenses of the Fund, in addition to those of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. The amount invested in the Fund is not guaranteed to increase, is not guaranteed against loss nor is the amount of the original investment guaranteed at the target date. It is possible to lose money by investing in the Fund.

At December 31, 2013, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
U.S. Equity Select Funds	37.1
Fixed Income Select Funds	30.4
Real Return Select Funds	17.7
Non-U.S. Equity Select Funds	12.5
Credit Suisse Commodity Return Strategy	2.2

99.9

MyDestination 2015 Fund (Unaudited)

Average Annual Total Returns as of 12/31/13
	GS4 Class*	Benchmark**
One Year	10.35%	9.56%
Five Year	12.42%	11.60%
Since Inception	4.35%	4.50%
Inception Date	12/29/06
Total Fund Operating Expenses (May 1, 2013 Prospectus, as amended on October 31, 2013)(1)	1.13%

(1)The Fund’s shareholders indirectly bear the expenses of the GS4 Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since December 29, 2006 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a composite index as of December 2013, consisting of 11.70% of the Bank of America Merrill Lynch 1-3 Year Treasury Index, 12.00% of the Barclays U.S. Aggregate Bond Index, 0.82% of the Barclays U.S. Long-Term Government Bond Index, 0.83% of the Barclays U.S. Long-Term Credit Bond Index, 2.33% of the Barclays Global Aggregate Bond Index — Unhedged, 1.16% of the Barclays U.S. Corporate High Yield — 2% Issuer Capped Index, 1.16% of the J.P. Morgan Emerging Markets Bond Index Plus, 10.00% of the Barclays U.S. TIPS Index, 18.50% of the S&P 500® Index, 4.00% of the S&P U.S. BB-Ratings and Above Loan Index, 2.00% of the FTSE EPRA/NAREIT Developed Index, 8.22% of the Russell 1000® Value Index, 8.22% of the Russell 1000® Growth Index, 2.16% of the Russell 2000® Index, 2.25% of the Dow Jones — UBS Commodity Index, 1.69% of the MSCI World Commodity Producers Index, 0.56% of the NYSE Gold Miners Index, 9.67% of the MSCI EAFE Index and 2.73% of the MSCI EM Index.

The construction of the composite index corresponds to the target percentage allocations to the underlying asset classes as represented by the Fund’s investment in the Select Funds. As the target percentage allocations to the underlying investments change according to the MyDestination Funds® glide path, the target percentage allocations to the composite index also change.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

MYDESTINATION 2015 FUND SCHEDULE OF INVESTMENTS	December 31, 2013

	Shares	Value
MUTUAL FUNDS — 99.9%
GuideStone Money Market Fund (GS4 Class)¥	6,090,835	$6,090,835
GuideStone Low-Duration Bond Fund (GS4 Class)¥	3,742,460	49,961,846
GuideStone Medium-Duration Bond Fund (GS4 Class)¥	3,626,918	51,248,345
GuideStone Extended-Duration Bond Fund (GS4 Class)¥	435,006	7,125,395
GuideStone Global Bond Fund (GS4 Class)¥	1,953,115	19,687,399
GuideStone Defensive Market Strategies Fund (GS4 Class)¥	6,929,959	79,140,133
GuideStone Value Equity Fund (GS4 Class)¥	1,753,852	36,830,884
GuideStone Growth Equity Fund (GS4 Class)¥	1,623,662	37,360,474
GuideStone Small Cap Equity Fund (GS4 Class)¥	543,366	9,878,392
GuideStone International Equity Fund (GS4 Class)¥	2,859,281	43,575,438
GuideStone Emerging Market Equity Fund (GS4 Class)*¥	1,195,130	11,652,513
GuideStone Inflation Protected Bond Fund (GS4 Class)¥	4,180,850	42,435,631
GuideStone Flexible Income Fund (GS4 Class)¥	1,697,044	17,072,258
GuideStone Real Estate Securities Fund (GS4 Class)¥	931,983	8,723,360
GuideStone Global Natural Resources Equity Fund (GS4 Class)¥	1,015,658	9,862,035
Credit Suisse Commodity Return Strategy Fund	1,306,830	9,448,379

Total Mutual Funds (Cost $397,719,630)		440,093,317

TOTAL INVESTMENTS — 99.9% (Cost $397,719,630)		440,093,317

Other Assets in Excess of Liabilities — 0.1%		387,745

NET ASSETS — 100.0%		$440,481,062

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2013, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$440,093,317	$440,093,317	$—	$—

Total Assets - Investments in Securities	$440,093,317	$440,093,317	$—	$—

Other Financial Instruments***
Futures Contracts	$100,500	$100,500	$—	$—

Total Assets - Other Financial Instruments	$100,500	$100,500	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

See Notes to Financial Statements.	23

MyDestination 2025 Fund (Unaudited)

The Fund, through investments in the underlying Select Funds, combined a greater percentage of exposure to equity securities with smaller percentages allocated to fixed income and real asset securities. The Fund followed an allocation glide path designed to become more conservative over time, and the December 2013 targeted allocations were approximately 24.42% Fixed Income Select Funds, 44.45% U.S. Equity Select Funds, 18.30% Non-U.S. Equity Select Funds, 9.83% Real Return Select Funds and 3.00% Credit Suisse Commodity Return Strategy.

As a fund of funds, its performance was based on the performance of the underlying Select Funds. The Fund generated a positive return of 15.15% for the one-year period ended December 31, 2013. Overall exposure to the Equity Select Funds was a primary contributor to the Fund’s performance. The Value Equity Fund was the largest contributor to absolute performance, followed by the Growth Equity Fund and Defensive Market Strategies Fund. The Fund’s fixed income allocation detracted from investment returns, with the Extended-Duration Bond Fund being the largest single detractor with a -5.29% return in 2013. Real assets also detracted from absolute performance, with the Inflation Protected Bond Fund being the primary detractor as it fell 8.64% for the year.

The Fund outperformed its composite benchmark in 2013 (15.15% versus 14.05%). The largest two contributors to relative outperformance were the Defensive Market Strategies Fund and the Value Equity Fund. The largest detractor to relative performance was the Global Natural Resources Equity Fund.

The Fund attempted to achieve its objective by investing in the Select Funds. The Fund is managed to a retirement date (“target date”) by adjusting the percentage of fixed income securities and equity securities to become more conservative each year until reaching the retirement year and then approximately 15 years thereafter. The target date in the name of the Fund is the approximate date when an investor plans to start withdrawing money. This Fund may be suitable for investors who want a simplified “one fund” retirement solution, are willing to pay slightly higher fees to get a diversified mix of investments that becomes more conservative over time and plan to retire at an age that is near the year 2025. The Fund’s value will fluctuate due to changes in interest rates. There is a risk that the issuer of a fixed-income investment may fail to pay interest or even principal due in a timely manner or at all. The Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions. The Fund is subject to risks presented by investments in foreign issuers, and changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments held by the Select Funds. By investing in this Fund, you will incur the expenses of the Fund, in addition to those of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. The amount invested in the Fund is not guaranteed to increase, is not guaranteed against loss nor is the amount of the original investment guaranteed at the target date. It is possible to lose money by investing in the Fund.

At December 31, 2013, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
U.S. Equity Select Funds	43.7
Fixed Income Select Funds	25.4
Non-U.S. Equity Select Funds	18.0
Real Return Select Funds	9.8
Credit Suisse Commodity Return Strategy	2.9

99.8

MyDestination 2025 Fund (Unaudited)

Average Annual Total Returns as of 12/31/13
	GS4 Class*	Benchmark**
One Year	15.15%	14.05%
Five Year	14.54%	13.78%
Since Inception	4.35%	4.63%
Inception Date	12/29/06
Total Fund Operating Expenses (May 1, 2013 Prospectus, as amended on October 31, 2013)(1)	1.21%

(1)The Fund’s shareholders indirectly bear the expenses of the GS4 Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since December 29, 2006 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a composite index as of December 2013, consisting of 5.39% of the Bank of America Merrill Lynch 1-3 Year Treasury Index, 9.80% of the Barclays U.S. Aggregate Bond Index, 1.22% of the Barclays U.S. Long-Term Government Bond Index, 1.23% of the Barclays U.S. Long-Term Credit Bond Index, 3.43% of the Barclays Global Aggregate Bond Index — Unhedged, 1.72% of the Barclays U.S. Corporate High Yield — 2% Issuer Capped Index, 1.71% of the J.P. Morgan Emerging Markets Bond Index Plus, 3.00% of the Barclays U.S. TIPS Index, 17.25% of the S&P 500® Index, 1.00% of the S&P U.S. BB-Ratings and Above Loan Index, 3.00% of the FTSE EPRA/NAREIT Developed Index, 11.85% of the Russell 1000® Value Index, 11.85% of the Russell 1000® Growth Index, 3.45% of the Russell 2000® Index, 3.00% of the Dow Jones — UBS Commodity Index, 2.25% of the MSCI World Commodity Producers Index, 0.75% of the NYSE Gold Miners Index, 14.12% of the MSCI EAFE Index and 3.98% of the MSCI EM Index.

The construction of the composite index corresponds to the target percentage allocations to the underlying asset classes as represented by the Fund’s investment in the Select Funds. As the target percentage allocations to the underlying investments change according to the MyDestination Funds® glide path, the target percentage allocations to the composite index also change.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

MYDESTINATION 2025 FUND SCHEDULE OF INVESTMENTS	December 31, 2013

	Shares	Value
MUTUAL FUNDS — 99.8%
GuideStone Money Market Fund (GS4 Class)¥	8,386,521	$8,386,521
GuideStone Low-Duration Bond Fund (GS4 Class)¥	2,142,581	28,603,451
GuideStone Medium-Duration Bond Fund (GS4 Class)¥	3,685,288	52,073,121
GuideStone Extended-Duration Bond Fund (GS4 Class)¥	794,032	13,006,251
GuideStone Global Bond Fund (GS4 Class)¥	3,621,086	36,500,550
GuideStone Defensive Market Strategies Fund (GS4 Class)¥	7,919,283	90,438,214
GuideStone Value Equity Fund (GS4 Class)¥	3,070,994	64,490,884
GuideStone Growth Equity Fund (GS4 Class)¥	2,816,864	64,816,050
GuideStone Small Cap Equity Fund (GS4 Class)¥	1,037,984	18,870,550
GuideStone International Equity Fund (GS4 Class)¥	5,057,072	77,069,778
GuideStone Emerging Market Equity Fund (GS4 Class)*¥	2,169,546	21,153,075
GuideStone Inflation Protected Bond Fund (GS4 Class)¥	1,562,428	15,858,641
GuideStone Flexible Income Fund (GS4 Class)¥	517,829	5,209,362
GuideStone Real Estate Securities Fund (GS4 Class)¥	1,714,866	16,051,144
GuideStone Global Natural Resources Equity Fund (GS4 Class)¥	1,677,256	16,286,154
Credit Suisse Commodity Return Strategy Fund	2,194,800	15,868,402

Total Mutual Funds (Cost $483,216,107)		544,682,148

TOTAL INVESTMENTS — 99.8% (Cost $483,216,107)		544,682,148
Other Assets in Excess of Liabilities — 0.2%		969,892

NET ASSETS — 100.0%		$545,652,040

VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2013, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$544,682,148	$544,682,148	$—	$—

Total Assets - Investments in Securities	$544,682,148	$544,682,148	$—	$—

Other Financial Instruments***
Futures Contracts	$182,494	$182,494	$—	$—

Total Assets - Other Financial Instruments	$182,494	$182,494	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

26	See Notes to Financial Statements.

MyDestination 2035 Fund (Unaudited)

The Fund, through investments in the underlying Select Funds, combines a high percentage of exposure to equity securities with only modest percentages to fixed income and real asset securities. The Fund followed an allocation glide path designed to become more conservative over time, and the December 2013 targeted allocations were approximately 14.00% Fixed Income Select Funds, 45.60% U.S. Equity Select Funds, 30.40% Non-U.S. Equity Select Funds, 6.67% Real Return Select Funds and 3.33% Credit Suisse Commodity Return Strategy.

As a fund of funds, its performance was based on the performance of the underlying Select Funds. Equity exposure represented approximately 76% of the Fund and, therefore, contributed most of the Fund’s return. The Fund generated a positive return of 21.41% for the one-year period ended December 31, 2013. The Value Equity Fund was the largest contributor to absolute performance, followed by the Growth Equity Fund and International Equity Fund. The Fund’s fixed income allocation detracted from investment returns, with the Extended-Duration Bond Fund being the largest single detractor with a -5.29% return in 2013. Real assets had a modestly positive contribution to absolute performance, with the Real Estate Securities Fund being the primary contributor.

The Fund outperformed its composite benchmark in 2013 (21.41% versus 20.55%). The largest two contributors to relative outperformance were the Value Equity Fund and International Equity Fund. The largest detractor to relative performance was the Global Natural Resources Equity Fund.

The Fund attempted to achieve its objective by investing in the Select Funds. The Fund is managed to a retirement date (“target date”) by adjusting the percentage of fixed income securities and equity securities to become more conservative each year until reaching the retirement year and then approximately 15 years thereafter. The target date in the name of the Fund is the approximate date when an investor plans to start withdrawing money. This Fund may be suitable for investors who want a simplified “one fund” retirement solution, are willing to pay slightly higher fees to get a diversified mix of investments that becomes more conservative over time and plan to retire at an age that is near the year 2035. The Fund’s value will fluctuate due to changes in interest rates. There is a risk that the issuer of a fixed-income investment may fail to pay interest or even principal due in a timely manner or at all. The Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions. The Fund is subject to risks presented by investments in foreign issuers, and changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments held by the Select Funds. By investing in this Fund, you will incur the expenses of the Fund, in addition to those of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. The amount invested in the Fund is not guaranteed to increase, is not guaranteed against loss nor is the amount of the original investment guaranteed at the target date. It is possible to lose money by investing in the Fund.

At December 31, 2013, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
U.S. Equity Select Funds	44.7
Non-U.S. Equity Select Funds	30.0
Fixed Income Select Funds	15.5
Real Return Select Funds	6.5
Credit Suisse Commodity Return Strategy	3.2

99.9

MyDestination 2035 Fund (Unaudited)

Average Annual Total Returns as of 12/31/13
	GS4 Class*	Benchmark**
One Year	21.41%	20.55%
Five Year	15.79%	15.81%
Since Inception	4.25%	4.79%
Inception Date	12/29/06
Total Fund Operating Expenses (May 1, 2013 Prospectus, as amended on October 31, 2013)(1)	1.27%

(1)The Fund’s shareholders indirectly bear the expenses of the GS4 Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since December 29, 2006 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a composite index as of December 2013, consisting of 3.08% of the Barclays U.S. Aggregate Bond Index, 1.47% of the Barclays U.S. Long-Term Government Bond Index, 1.47% of the Barclays U.S. Long-Term Credit Bond Index, 3.99% of the Barclays Global Aggregate Bond Index — Unhedged, 1.99% of the Barclays U.S. Corporate High Yield — 2% Issuer Capped Index, 2.00% of the J.P. Morgan Emerging Markets Bond Index Plus, 3.33% of the FTSE EPRA/NAREIT Developed Index, 19.49% of the Russell 1000® Value Index, 19.49% of the Russell 1000® Growth Index, 6.62% of the Russell 2000® Index, 3.33% of the Dow Jones — UBS Commodity Index, 2.50% of the MSCI World Commodity Producers Index, 0.84% of the NYSE Gold Miners Index, 23.71% of the MSCI EAFE Index and 6.69% of the MSCI EM Index.

The construction of the composite index corresponds to the target percentage allocations to the underlying asset classes as represented by the Fund’s investment in the Select Funds. As the target percentage allocations to the underlying investments change according to the MyDestination Funds® glide path, the target percentage allocations to the composite index also change.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

MYDESTINATION 2035 FUND SCHEDULE OF INVESTMENTS	December 31, 2013

	Shares	Value
MUTUAL FUNDS — 99.9%
GuideStone Money Market Fund (GS4 Class)¥	5,601,401	$5,601,401
GuideStone Medium-Duration Bond Fund (GS4 Class)¥	616,657	8,713,362
GuideStone Extended-Duration Bond Fund (GS4 Class)¥	508,683	8,332,236
GuideStone Global Bond Fund (GS4 Class)¥	2,236,710	22,546,037
GuideStone Value Equity Fund (GS4 Class)¥	2,654,596	55,746,522
GuideStone Growth Equity Fund (GS4 Class)¥	2,423,521	55,765,221
GuideStone Small Cap Equity Fund (GS4 Class)¥	1,042,445	18,951,646
GuideStone International Equity Fund (GS4 Class)¥	4,486,899	68,380,341
GuideStone Emerging Market Equity Fund (GS4 Class)*¥	1,953,930	19,050,818
GuideStone Real Estate Securities Fund (GS4 Class)¥	1,019,166	9,539,390
GuideStone Global Natural Resources Equity Fund (GS4 Class)¥	981,429	9,529,671
Credit Suisse Commodity Return Strategy Fund	1,284,784	9,288,985

Total Mutual Funds (Cost $250,539,163)		291,445,630

TOTAL INVESTMENTS — 99.9% (Cost $250,539,163)		291,445,630
Other Assets in Excess of Liabilities — 0.1%		427,895

NET ASSETS — 100.0%		$291,873,525

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2013, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$291,445,630	$291,445,630	$—	$—

Total Assets - Investments in Securities	$291,445,630	$291,445,630	$—	$—

Liabilities:
Other Financial Instruments***
Futures Contracts	$160,230	$160,230	$—	$—

Total Liabilities - Other Financial Instruments	$160,230	$160,230	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

See Notes to Financial Statements.	29

MyDestination 2045 Fund (Unaudited)

The Fund, through investments in the underlying Select Funds, combined a high percentage of exposure to equity securities with only modest percentages allocated to fixed income and real asset securities. The Fund followed an allocation glide path designed to become more conservative over time, and the December 2013 targeted allocations were approximately 6.50% Fixed Income Select Funds, 50.10% U.S. Equity Select Funds, 33.40% Non-U.S. Equity Select Funds, 6.67% Real Return Select Funds and 3.33% Credit Suisse Commodity Return Strategy.

As a fund of funds, its performance was based on the performance of the underlying Select Funds. Equity exposure represented approximately 83.5% of the Fund and, therefore, contributed most of the Fund’s returns. The Fund generated a positive return of 23.44% for the one-year period ended December 31, 2013. The Value Equity Fund was the largest contributor to absolute performance, followed by the Growth Equity Fund and the International Equity Fund. The Fund’s fixed income allocation detracted modestly from investment returns, with the Extended-Duration Bond Fund being the largest single detractor with a -5.29% return in 2013. The Real Assets Fund had a modestly positive contribution to absolute performance, with the Real Estate Securities Fund being the primary contributor.

The Fund outperformed its composite benchmark in 2013 (23.44% versus 22.88%). The largest two contributors to relative outperformance were the Value Equity Fund and International Equity Fund. The largest detractor to relative performance was the Global Natural Resources Equity Fund.

The Fund attempted to achieve its objective by investing in the Select Funds. The Fund is managed to a retirement date (“target date”) by adjusting the percentage of fixed income securities and equity securities to become more conservative each year until reaching the retirement year and then approximately 15 years thereafter. The target date in the name of the Fund is the approximate date when an investor plans to start withdrawing money. This Fund may be suitable for investors who want a simplified “one fund” retirement solution, are willing to pay slightly higher fees to get a diversified mix of investments that becomes more conservative over time and plan to retire at an age that is near the year 2045. The Fund’s value will fluctuate due to changes in interest rates. There is a risk that the issuer of a fixed-income investment may fail to pay interest or even principal due in a timely manner or at all. The Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions. The Fund is subject to risks presented by investments in foreign issuers, and changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments held by the Select Funds. By investing in this Fund, you will incur the expenses of the Fund, in addition to those of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. The amount invested in the Fund is not guaranteed to increase, is not guaranteed against loss nor is the amount of the original investment guaranteed at the target date. It is possible to lose money by investing in the Fund.

At December 31, 2013, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
U.S. Equity Select Funds	48.8
Non-U.S. Equity Select Funds	32.9
Fixed Income Select Funds	8.3
Real Return Select Funds	6.5
Credit Suisse Commodity Return Strategy	3.2

99.7

MyDestination 2045 Fund (Unaudited)

Average Annual Total Returns as of 12/31/13
	GS4 Class*	Benchmark**
One Year	23.44%	22.88%
Five Year	16.19%	16.54%
Since Inception	4.05%	4.66%
Inception Date	12/29/06
Total Fund Operating Expenses (May 1, 2013 Prospectus, as amended on October 31, 2013)(1)	1.33%

(1)The Fund’s shareholders indirectly bear the expenses of the GS4 Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since December 29, 2006 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a composite index as of December 2013, consisting of 0.50% of the Barclays U.S. Long-Term Government Bond Index, 0.50% of the Barclays U.S. Long-Term Credit Bond Index, 2.75% of the Barclays Global Aggregate Bond Index — Unhedged, 1.38% of the Barclays U.S. Corporate High Yield — 2% Issuer Capped Index, 1.37% of the J.P. Morgan Emerging Markets Bond Index Plus, 3.33% of the FTSE EPRA/NAREIT Developed Index, 21.14% of the Russell 1000® Value Index, 21.14% of the Russell 1000® Growth Index, 7.82% of the Russell 2000® Index, 3.33% of the Dow Jones — UBS Commodity Index, 2.50% of the MSCI World Commodity Producers Index, 0.84% of the NYSE Gold Miners Index, 26.05% of the MSCI EAFE Index and 7.35% of the MSCI EM Index.

The construction of the composite index corresponds to the target percentage allocations to the underlying asset classes as represented by the Fund’s investment in the Select Funds. As the target percentage allocations to the underlying investments change according to the MyDestination Funds® glide path, the target percentage allocations to the composite index also change. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

MYDESTINATION 2045 FUND SCHEDULE OF INVESTMENTS	December 31, 2013

	Shares	Value
MUTUAL FUNDS — 99.7%
GuideStone Money Market Fund (GS4 Class)¥	4,335,152	$4,335,152
GuideStone Extended-Duration Bond Fund (GS4 Class)¥	125,115	2,049,390
GuideStone Global Bond Fund (GS4 Class)¥	1,120,652	11,296,170
GuideStone Value Equity Fund (GS4 Class)¥	2,085,072	43,786,511
GuideStone Growth Equity Fund (GS4 Class)¥	1,898,119	43,675,710
GuideStone Small Cap Equity Fund (GS4 Class)¥	887,344	16,131,917
GuideStone International Equity Fund (GS4 Class)¥	3,576,294	54,502,717
GuideStone Emerging Market Equity Fund (GS4 Class)*¥	1,557,837	15,188,913
GuideStone Real Estate Securities Fund (GS4 Class)¥	744,039	6,964,203
GuideStone Global Natural Resources Equity Fund (GS4 Class)¥	710,685	6,900,755
Credit Suisse Commodity Return Strategy Fund	931,174	6,732,385

Total Mutual Funds (Cost $180,686,098)		211,563,823

TOTAL INVESTMENTS — 99.7% (Cost $180,686,098)		211,563,823
Other Assets in Excess of Liabilities — 0.3%		537,797

NET ASSETS — 100.0%		$212,101,620

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2013, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$211,563,823	$211,563,823	$—	$—

Total Assets - Investments in Securities	$211,563,823	$211,563,823	$—	$—

Other Financial Instruments***
Futures Contracts	$129,522	$129,522	$—	$—

Total Assets - Other Financial Instruments	$129,522	$129,522	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

32	See Notes to Financial Statements.

MyDestination 2055 Fund (Unaudited)

The Fund, through investments in the underlying Select Funds, combined a high percentage of exposure to equity securities with only modest percentages allocated to fixed income and real asset securities. The Fund followed an allocation glide path designed to become more conservative over time, and the December 2013 targeted allocations were approximately 5.00% Fixed Income Select Funds, 51.00% U.S. Equity Select Funds, 34.00% Non-U.S. Equity Select Funds, 6.67% Real Return Select Funds and 3.33% Credit Suisse Commodity Return Strategy.

As a fund of funds, its performance was based on the performance of the underlying Select Funds. Equity exposure represented approximately 85% of the Fund and, therefore, contributed most of the Fund’s returns. The Fund generated a positive return of 23.44% for the one-year period ended December 31, 2013. The Value Equity Fund was the largest contributor to absolute performance, followed by the Growth Equity Fund and the International Equity Fund. The Fund’s fixed income allocation contributed marginally to investment returns, as the Global Bond Fund had a slightly positive return for the year. Real Assets had a modestly positive contribution to absolute performance, with the Real Estate Securities Fund being the primary contributor.

The Fund marginally outperformed its composite benchmark in 2013 (23.44% versus 23.33%). The largest two contributors to relative outperformance were the Value Equity Fund and International Equity Fund. The largest detractor to relative performance was the Global Natural Resources Equity Fund.

The Fund attempted to achieve its objective by investing in the Select Funds. The Fund is managed to a retirement date (“target date”) by adjusting the percentage of fixed income securities and equity securities to become more conservative each year until reaching the retirement year and then approximately 15 years thereafter. The target date in the name of the Fund is the approximate date when an investor plans to start withdrawing money. This Fund may be suitable for investors who want a simplified “one fund” retirement solution, are willing to pay slightly higher fees to get a diversified mix of investments that becomes more conservative over time and plan to retire at an age that is near the year 2055. The Fund’s value will fluctuate due to changes in interest rates. There is a risk that the issuer of a fixed-income investment may fail to pay interest or even principal due in a timely manner or at all. The Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions. The Fund is subject to risks presented by investments in foreign issuers, and changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments held by the Select Funds. By investing in this Fund, you will incur the expenses of the Fund, in addition to those of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. The amount invested in the Fund is not guaranteed to increase, is not guaranteed against loss nor is the amount of the original investment guaranteed at the target date. It is possible to lose money by investing in the Fund.

At December 31, 2013, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
U.S. Equity Select Funds	49.3
Non-U.S. Equity Select Funds	33.2
Fixed Income Select Funds	7.3
Real Return Select Funds	6.5
Credit Suisse Commodity Return Strategy	3.2

99.5

MyDestination 2055 Fund (Unaudited)

Average Annual Total Returns as of 12/31/13
	GS4 Class*	Benchmark**
One Year	23.44%	23.33%
Since Inception	18.69%	19.85%
Inception Date	01/01/12
Total Fund Operating Expenses (May 1, 2013 Prospectus, as amended on October 31, 2013)(1)	3.45%

(1)The Fund’s shareholders indirectly bear the expenses of the GS4 Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since January 1, 2012 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a composite index as of December 2013, consisting of 2.50% of the Barclays Global Aggregate Bond Index — Unhedged, 1.25% of the Barclays U.S. Corporate High Yield — 2% Issuer Capped Index, 1.25% of the J.P. Morgan Emerging Markets Bond Index Plus, 3.33% of the FTSE EPRA/NAREIT Developed Index, 21.45% of the Russell 1000® Value Index, 21.45% of the Russell 1000® Growth Index, 8.10% of the Russell 2000® Index, 3.33% of the Dow Jones — UBS Commodity Index, 2.50% of the MSCI World Commodity Producers Index, 0.84% of the NYSE Gold Miners Index, 26.52% of the MSCI EAFE Index and 7.48% of the MSCI EM Index.

The construction of the composite index corresponds to the target percentage allocations to the underlying asset classes as represented by the Fund’s investment in the Select Funds. As the target percentage allocations to the underlying investments change according to the MyDestination Funds® glide path, the target percentage allocations to the composite index also change. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

MYDESTINATION 2055 FUND SCHEDULE OF INVESTMENTS	December 31, 2013

	Shares	Value
MUTUAL FUNDS — 99.5%
GuideStone Money Market Fund (GS4 Class)¥	415,075	$415,075
GuideStone Global Bond Fund (GS4 Class)¥	78,328	789,543
GuideStone Value Equity Fund (GS4 Class)¥	162,261	3,407,487
GuideStone Growth Equity Fund (GS4 Class)¥	147,475	3,393,408
GuideStone Small Cap Equity Fund (GS4 Class)¥	70,449	1,280,757
GuideStone International Equity Fund (GS4 Class)¥	278,415	4,243,038
GuideStone Emerging Market Equity Fund (GS4 Class)*¥	122,157	1,191,035
GuideStone Real Estate Securities Fund (GS4 Class)¥	56,493	528,778
GuideStone Global Natural Resources Equity Fund (GS4 Class)¥	54,829	532,392
Credit Suisse Commodity Return Strategy Fund	71,778	518,954

Total Mutual Funds (Cost $15,263,288)		16,300,467

TOTAL INVESTMENTS — 99.5% (Cost $15,263,288)		16,300,467
Other Assets in Excess of Liabilities — 0.5%		82,045

NET ASSETS — 100.0%		$16,382,512

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2013, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$16,300,467	$16,300,467	$—	$—

Total Assets - Investments in Securities	$16,300,467	$16,300,467	$—	$—

Other Financial Instruments***
Futures Contracts	$10,862	$10,862	$—	$—

Total Assets - Other Financial Instruments	$10,862	$10,862	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

See Notes to Financial Statements.	35

STATEMENTS OF ASSETS AND LIABILITIES	December 31, 2013

	MyDestination 2005 Fund	MyDestination 2015 Fund
Assets
Investments in securities of unaffiliated issuers, at value	$1,681,440	$9,448,379
Investments in securities of affiliated issuers, at value	83,057,106	430,644,938

Total investments(1)	84,738,546	440,093,317
Cash collateral for derivatives	77,200	274,000
Receivables:
Dividends and reclaims	11	61
Receivable from advisor	—	—
Fund shares sold	28,582	177,323
Variation margin on financial futures contracts	1,600	13,255
Prepaid expenses and other assets	16,821	18,191

Total Assets	84,862,760	440,576,147

Liabilities
Payables:
Investment securities purchased	—	447
Fund shares redeemed	10,000	12,066
Variation margin on financial futures contracts	—	2,750
Accrued expenses:
Investment advisory fees	4,222	37,473
Other expenses	31,862	42,349

Total Liabilities	46,084	95,085

Net Assets	$84,816,676	$440,481,062

Net Assets Consist of:
Paid-in-capital	$81,173,764	$395,019,877
Accumulated net investment income	83,785	—
Undistributed net realized gain on investments and derivative transactions	168,921	2,986,998
Net unrealized appreciation (depreciation) on investments and derivative transactions	3,390,206	42,474,187

Net Assets	$84,816,676	$440,481,062

Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the GS4 Class	$84,816,676	$440,481,062

GS4 shares outstanding	7,928,332	40,161,440

Net asset value, offering and redemption price per GS4 share	$10.70	$10.97

(1) Investments in securities of unaffiliated issuers, at cost	$1,693,281	$9,596,400
Investments in securities of affiliated issuers, at cost	79,673,162	388,123,230

Total investments at cost	$81,366,443	$397,719,630

36	See Notes to Financial Statements.

MyDestination 2025 Fund	MyDestination 2035 Fund	MyDestination 2045 Fund	MyDestination 2055 Fund

$15,868,402	$9,288,985	$6,732,385	$518,954
528,813,746	282,156,645	204,831,438	15,781,513

544,682,148	291,445,630	211,563,823	16,300,467
384,300	306,900	236,500	35,000

78	52	38	3
—	—	—	7,659
643,706	150,567	330,058	47,615
20,755	17,600	14,445	960
18,650	17,858	16,975	15,279

545,749,637	291,938,607	212,161,839	16,406,983

—	—	—	—
1,600	—	1,436	—
2,750	1,375	344	—

45,944	24,525	21,554	—
47,303	39,182	36,885	24,471

97,597	65,082	60,219	24,471

$545,652,040	$291,873,525	$212,101,620	$16,382,512

$476,373,596	$242,811,253	$175,774,440	$14,705,088
—	—	—	—
7,629,909	7,995,575	5,319,933	629,383
61,648,535	41,066,697	31,007,247	1,048,041

$545,652,040	$291,873,525	$212,101,620	$16,382,512

$545,652,040	$291,873,525	$212,101,620	$16,382,512

50,541,803	27,058,761	20,449,823	1,264,731

$10.80	$10.79	$10.37	$12.95

$15,958,700	$9,338,950	$6,823,900	$521,480
467,257,407	241,200,213	173,862,198	14,741,808

$483,216,107	$250,539,163	$180,686,098	$15,263,288

See Notes to Financial Statements.	37

STATEMENTS OF OPERATIONS	For the Year Ended December 31, 2013

	MyDestination 2005 Fund	MyDestination 2015 Fund
Investment Income
Income dividends received from affiliated funds	$905,931	$4,934,382
Interest	6	—

Total Investment Income	905,937	4,934,382

Expenses
Investment advisory fees	86,007	405,196
Transfer agent fees:
GS4 Shares	19,539	23,314
Custodian fees	15,619	21,958
Accounting and administration fees	7,802	24,151
Professional fees	46,087	46,087
Blue sky fees:
GS4 Shares	18,197	20,012
Shareholder reporting fees:
GS4 Shares	5,257	13,085
Trustee expenses	870	4,130
Line of credit facility fees	841	3,976
Other expenses	8,719	8,719

Total Expenses	208,938	570,628
Expenses waived/reimbursed net of amount recaptured(1)	(40,223)	—

Net Expenses	168,715	570,628

Net investment income	737,222	4,363,754

Realized and Unrealized Gain (Loss)
Capital gain distributions received from affiliated funds	1,994,694	16,220,949
Net realized gain on investment securities of affiliated issuers	4,530,323	13,355,994
Net realized gain (loss) on investment securities of unaffiliated issuers	(19)	—
Net realized gain on futures transactions	110,903	608,511

Net realized gain	6,635,901	30,185,454

Change in unrealized appreciation (depreciation) on investment securities of affiliated issuers	(2,368,076)	4,163,023
Change in unrealized appreciation (depreciation) on investment securities of unaffiliated issuers	(11,841)	(148,021)
Change in unrealized appreciation (depreciation) on futures	11,191	84,121

Net change in unrealized appreciation (depreciation)	(2,368,726)	4,099,123

Net Realized and Unrealized Gain	4,267,175	34,284,577

Net Increase in Net Assets Resulting from Operations	$5,004,397	$38,648,331

(1)	See Note 3a and 3c in Notes to Financial Statements.

38	See Notes to Financial Statements.

MyDestination 2025 Fund	MyDestination 2035 Fund	MyDestination 2045 Fund	MyDestination 2055 Fund

$6,084,829	$2,955,041	$1,945,589	$135,305
—	—	—	—

6,084,829	2,955,041	1,945,589	135,305

464,404	243,094	175,210	10,950

24,481	21,312	20,996	17,522
27,896	21,748	20,201	3,644
27,123	15,698	12,229	3,198
46,087	46,087	46,087	46,049

21,050	18,192	18,279	17,206

15,689	9,213	8,720	1,470
4,756	2,491	1,798	116
4,563	2,378	1,724	151
8,719	8,719	8,718	8,718

644,768	388,932	313,962	109,024
—	70,071	28,663	(87,450)

644,768	459,003	342,625	21,574

5,440,061	2,496,038	1,602,964	113,731

24,420,985	14,615,169	11,431,857	870,342
7,554,445	5,248,980	9,388,217	525,804
—	—	—	(320)
948,591	770,941	653,358	19,936

32,924,021	20,635,090	21,473,432	1,415,762

24,992,238	22,622,319	12,852,073	708,912
(90,298)	(49,965)	(91,515)	(2,527)
155,142	140,792	114,984	10,862

25,057,082	22,713,146	12,875,542	717,247

57,981,103	43,348,236	34,348,974	2,133,009

$63,421,164	$45,844,274	$35,951,938	$2,246,740

See Notes to Financial Statements.	39

STATEMENTS OF CHANGES IN NET ASSETS

	MyDestination 2005 Fund		MyDestination 2015 Fund
	For the Year Ended 12/31/13	For the Year Ended 12/31/12	For the Year Ended 12/31/13	For the Year Ended 12/31/12
Operations:
Net investment income	$737,222	$904,191	$4,363,754	$4,702,611
Net realized gain on investment securities and futures transactions	6,635,901	3,091,766	30,185,454	8,618,302
Net change in unrealized appreciation (depreciation) on investment securities and futures	(2,368,726)	2,098,167	4,099,123	20,301,429

Net increase in net assets resulting from operations	5,004,397	6,094,124	38,648,331	33,622,342

Dividends and Distributions to Shareholders:
Dividends from net investment income(1)	(1,430,800)	(1,578,267)	(11,087,547)	(7,838,073)
Distributions from net realized capital gains	—	—	(502,477)	—

Total dividends and distributions	(1,430,800)	(1,578,267)	(11,590,024)	(7,838,073)

Capital Share Transactions:
Proceeds from shares sold
Proceeds from GS4 shares sold	25,244,242	22,149,640	84,263,438	71,866,425
Reinvestment of dividends and distributions into GS4 shares	1,430,198	1,578,267	11,589,750	7,838,073
Value of GS4 shares redeemed	(26,013,585)	(12,269,397)	(35,006,811)	(27,008,482)

Net increase from capital share transactions(2)	660,855	11,458,510	60,846,377	52,696,016

Total increase in net assets	4,234,452	15,974,367	87,904,684	78,480,285

Net Assets:
Beginning of Year	80,582,224	64,607,857	352,576,378	274,096,093

End of Year*	$84,816,676	$80,582,224	$440,481,062	$352,576,378

*Including undistributed net investment income	$83,785	$102,131	$—	$1,380,527

(1)	Includes dividends paid from the short-term portion of capital gain distributions received from affiliated funds.
(2)	See Note 6 in Notes to Financial Statements.

40	See Notes to Financial Statements.

MyDestination 2025 Fund		MyDestination 2035 Fund		MyDestination 2045 Fund		MyDestination 2055 Fund
For the Year Ended 12/31/13	For the Year Ended 12/31/12	For the Year Ended 12/31/13	For the Year Ended 12/31/12	For the Year Ended 12/31/13	For the Year Ended 12/31/12	For the Year Ended 12/31/13	For the Year Ended 12/31/12

$5,440,061	$4,983,671	$2,496,038	$1,997,691	$1,602,964	$1,279,369	$113,731	$56,129

32,924,021	9,719,715	20,635,090	4,951,298	21,473,432	3,401,790	1,415,762	188,926

25,057,082	26,643,843	22,713,146	16,449,734	12,875,542	11,904,561	717,247	330,794

63,421,164	41,347,229	45,844,274	23,398,723	35,951,938	16,585,720	2,246,740	575,849

(13,457,157)	(7,215,597)	(5,775,453)	(2,098,516)	(4,223,953)	(1,290,110)	(317,866)	(56,171)
(12,131,890)	—	(10,105,288)	(1,022,785)	(12,839,584)	(750,228)	(708,786)	(62,706)

(25,589,047)	(7,215,597)	(15,880,741)	(3,121,301)	(17,063,537)	(2,040,338)	(1,026,652)	(118,877)

122,536,784	75,379,767	64,052,474	40,637,718	45,024,377	31,566,664	9,768,081	13,215,155
25,589,047	7,215,597	15,880,741	3,121,301	17,063,537	2,040,186	1,026,652	118,877
(15,543,835)	(19,728,424)	(6,265,695)	(7,240,011)	(4,070,598)	(2,910,235)	(1,948,729)	(7,474,584)

132,581,996	62,866,940	73,667,520	36,519,008	58,017,316	30,696,615	8,846,004	5,859,448

170,414,113	96,998,572	103,631,053	56,796,430	76,905,717	45,241,997	10,066,092	6,316,420

375,237,927	278,239,355	188,242,472	131,446,042	135,195,903	89,953,906	6,316,420	—

$545,652,040	$375,237,927	$291,873,525	$188,242,472	$212,101,620	$135,195,903	$16,382,512	$6,316,420

$—	$606,875	$—	$3,087	$—	$307	$—	$—

See Notes to Financial Statements.	41

FINANCIAL HIGHLIGHTS

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income (1)		Capital Gain Distribu- tions Received from Affiliated Funds	Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income (2)	Distribu- tions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(3)(4)	Expenses, Gross(3)(5)	Investment Income, Net (1)(4)	Portfolio Turnover Rate
MyDestination 2005 Fund

GS4 Class
2013	$ 10.25	$0.09	#	$0.25	$0.29	$(0.18)	$ —	$10.70	6.18%	$84,817	0.20%	0.25%	0.87%	27%
2012	9.60	0.13	#	0.18	0.55	(0.21)	—	10.25	8.92	80,582	0.20	0.27	1.24	8
2011	9.53	0.14	#	0.05	0.05	(0.17)	—	9.60	2.52	64,608	0.20	0.35	1.43	31
2010	8.84	0.14	#	0.09	0.70	(0.24)	—	9.53	10.56	54,683	0.20	0.26	1.50	19
2009	7.44	0.18	#	0.04	1.40	(0.22)	—	8.84	21.84	66,830	0.20	0.26	2.31	57
MyDestination 2015 Fund

GS4 Class
2013	$ 10.21	$0.12	#	$0.44	$0.49	$(0.28)	$ (0.01)	$10.97	10.35%	$440,481	0.14%	0.14%	1.10%	15%
2012	9.37	0.15	#	0.22	0.70	(0.23)	—	10.21	11.46	352,576	0.15	0.15	1.47	2
2011	9.36	0.14	#	0.05	(0.02)	(0.16)	—	9.37	1.84	274,096	0.17	0.17	1.46	33
2010	8.42	0.14	#	0.06	0.94	(0.20)	—	9.36	13.54	245,672	0.16	0.16	1.65	28
2009	6.83	0.17	#	0.02	1.58	(0.18)	—	8.42	26.27	219,264	0.16	0.16	2.25	25
MyDestination 2025 Fund

GS4 Class
2013	$ 9.84	$0.13	#	$0.57	$0.78	$(0.27)	$ (0.25)	$10.80	15.15%	$545,652	0.14%	0.14%	1.19%	16%
2012	8.81	0.14	#	0.22	0.86	(0.19)	—	9.84	13.90	375,238	0.15	0.15	1.51	2
2011	8.94	0.13	#	0.03	(0.16)	(0.13)	—	8.81	0.03	278,239	0.17	0.17	1.42	24
2010	7.88	0.14	#	0.03	1.04	(0.15)	—	8.94	15.32	236,502	0.20	0.17	1.72	15
2009	6.18	0.14	#	0.01	1.69	(0.14)	—	7.88	30.12	169,563	0.20	0.19	2.11	13

#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Includes dividends paid from the short-term portion of capital gain distributions received from affiliated Funds.
(3)	Does not include expenses of the investment companies in which the Fund invests.
(4)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower) than the ratio shown.
(5)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

42	See Notes to Financial Statements.

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated												Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income (1)		Capital Gain Distribu- tions Received from Affiliated Funds		Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income (2)	Distribu- tions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(3)(4)	Expenses, Gross (3)(5)	Investment Income, Net (1)(4)	Portfolio Turnover Rate
MyDestination 2035 Fund

GS4 Class
2013	$9.40	$0.11	#	$0.64		$1.26	$(0.22)	$(0.40)	$10.79	21.41%	$291,874	0.19%	0.16%	1.05%	17%
2012	8.22	0.11	#	0.21		1.02	(0.11)	(0.05)	9.40	16.30	188,242	0.20	0.18	1.23	1
2011	8.62	0.10	#	0.01		(0.37)	(0.09)	(0.05)	8.22	(2.99)	131,446	0.20	0.23	1.13	10
2010	7.52	0.10	#	0.01		1.10	(0.10)	(0.01)	8.62	16.02	110,206	0.20	0.23	1.32	9
2009	5.85	0.10	#	—	†	1.70	(0.11)	(0.02)	7.52	30.99	75,419	0.20	0.28	1.57	4
MyDestination 2045 Fund

GS4 Class
2013	$9.14	$0.10	#	$0.68		$1.35	$(0.21)	$(0.69)	$10.37	23.44%	$212,102	0.20%	0.18%	0.94%	18%
2012	7.96	0.10	#	0.21		1.01	(0.09)	(0.05)	9.14	16.60	135,196	0.20	0.21	1.14	1
2011	8.52	0.07	#	—	†	(0.38)	(0.07)	(0.18)	7.96	(3.63)	89,954	0.20	0.29	0.87	25
2010	7.38	0.08	#	—	†	1.16	(0.07)	(0.03)	8.52	16.80	75,803	0.20	0.30	1.08	1
2009	5.75	0.08	#	—	†	1.67	(0.09)	(0.03)	7.38	30.71	44,159	0.20	0.41	1.23	7
MyDestination 2055 Fund

GS4 Class
2013	$11.20	$0.13	#	$1.02		$1.47	$(0.26)	$(0.61)	$12.95	23.44%	$16,383	0.20%	1.01%	1.05%	30%
2012*	10.00	0.13	#	0.30		0.98	(0.10)	(0.11)	11.20	14.18	6,316	0.20	2.31	1.24	18

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
*	Inception date was January 1, 2012.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Includes dividends paid from the short-term portion of capital gain distributions received from affiliated Funds.
(3)	Does not include expenses of the investment companies in which the Fund invests.
(4)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower) than the ratio shown.
(5)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

See Notes to Financial Statements.	43

ASSET ALLOCATION FUNDS (Unaudited)

Capital market performance in 2013 was characterized by strength in the developed economies. Asset class performance was strongest in the equity markets as illustrated by the S&P 500® Index which posted positive returns for each quarter of the year, resulting in an annual of 32.39%. Within U.S. equity markets, performance dispersions were evident among both capitalization and style segments. Large-cap companies underperformed small-cap companies by a measure of 5.71% as indicated by the Russell 1000® Index and Russell 2000®.

Along the capitalization spectrum, growth-oriented equities outperformed value-oriented equities during the year. This outcome was most notable among small capitalization stocks as the Russell 2000® Growth Index led the Russell 2000® Value Index by 8.78% over the one-year.

Supporting this equity rally was the Federal Reserve’s continued theme of easy monetary policies. However, despite record high equity prices and improvement in housing, inflation was absent by most measures throughout the year. Within bond markets, this environment proved to be beneficial in segments higher on the risk spectrum. As evidence, the Barclays U.S. High Yield — Corporate Index and the BofA Merrill Lynch All U.S. Convertibles Index generated returns of 7.44% and 25.00%, respectively.

Developed non-U.S. markets also experienced solid gains as the MSCI EAFE Index (Net), a measure of international developed country returns, posted a one-year return of 22.78%. All regions ended the period in positive territory as Japan and Europe advanced the most as a result of the regions’ improved outlooks. From a sector perspective all groups generated positive results during the period.

The story of emerging market economies drew a stark contrast to that of developed markets. Slower growth in emerging markets has been accompanied by much higher inflation and tighter monetary policies than experienced in developed markets. Consequently, the MSCI Emerging Markets Index posted a -2.60% return for the year.

Conservative Allocation Fund (Unaudited)

The Fund, through investments in the underlying Select Funds, combined a greater percentage of exposure to fixed income securities with a smaller percentage to equity securities and real asset securities. The Fund had a target of, but was not limited to, an asset allocation of 58.00% Fixed Income Select Funds, 16.00% U.S. Equity Select Funds, 5.00% Non-U.S. Equity Select Funds, and 21.00% Real Return Select Funds.

As a fund of funds, its performance was based on the performance of the underlying Select Funds. The Fund generated a return of 3.67% for the one-year period ended December 31, 2013, benefiting from positive absolute performance of certain underlying Equity Select Funds. Detracting from absolute performance was the allocation to the Real Return Select Funds. The Fund’s absolute return was most positively influenced by its exposure to the Value Equity Fund, followed by exposure to the Growth Equity Fund and International Equity Fund.

The Fund underperformed its composite benchmark in 2013 (3.67% versus 5.43%). While the Value Equity Fund was the largest contributor to the Fund’s absolute return, it also served as the leading driver in the Fund’s relative outperformance during the year. At a target weight of approximately 59.93%, the Low-Duration Bond Fund was the primary detractor. Additionally, allocations to the Defensive Market Strategies Fund and Global Natural Resources Equity Fund had a material impact on relative underperformance over the period.

The Fund attempted to achieve its objective by investing in the Select Funds. By investing in the Fund you will also incur the expenses and risks of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. It is possible to lose money by investing in the Fund. The Fund may be suitable for investors who have a short- to medium-time investment horizon, possess a relatively low tolerance for risk and want some exposure to the growth potential of the stock market tempered by a larger allocation to short-term, fixed income securities. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings.

At December 31, 2013, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
Fixed Income Select Funds	58.1
Real Return Select Funds	21.1
U.S. Equity Select Funds	15.6
Non-U.S. Equity Select Funds	5.2

100.0

Conservative Allocation Fund (Unaudited)

Average Annual Total Returns as of 12/31/13
	GS4 Class*	Benchmark**
One Year	3.67%	5.43%
Five Year	7.14%	5.77%
Ten Year	4.11%	4.38%
Inception Date	08/27/01
Total Fund Operating Expenses (May 1, 2013 Prospectus, as amended on October 31, 2013)(1)	0.94%

(1)The Fund’s shareholders indirectly bear the expenses of the GS4 Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund for the 10-year period from December 31, 2003 to December 31, 2013, with all dividends and capital gains reinvested, with the Fund’s weighted composite benchmark index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a composite index as of December 2013, consisting of the Bank of America Merrill Lynch 1-3 Year Treasury Index, the Barclays U.S. TIPS Index, the Russell 3000® Index, the FTSE EPRA/NAREIT Developed Index, the S&P U.S. BB-Ratings and Above Loan Index, the MSCI World Commodity Producers Index and the MSCI ACWI (All Country World Index) Ex-U.S. Index, weighted 58%, 12%, 15%, 1%, 5%, 4% and 5%, respectively.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

CONSERVATIVE ALLOCATION FUND SCHEDULE OF INVESTMENTS	December 31, 2013

	Shares	Value
MUTUAL FUNDS — 100.0%
GuideStone Money Market Fund (GS4 Class)¥	4,124,830	$4,124,830
GuideStone Low-Duration Bond Fund (GS4 Class)¥	13,584,841	181,357,631
GuideStone Defensive Market Strategies Fund (GS4 Class)¥	2,110,470	24,101,563
GuideStone Value Equity Fund (GS4 Class)¥	553,128	11,615,696
GuideStone Growth Equity Fund (GS4 Class)¥	503,545	11,586,568
GuideStone Small Cap Equity Fund (GS4 Class)¥	140,409	2,552,633
GuideStone International Equity Fund (GS4 Class)¥	853,008	12,999,842
GuideStone Emerging Market Equity Fund (GS4 Class)*¥	356,542	3,476,288
GuideStone Inflation Protected Bond Fund (GS4 Class)¥	3,651,401	37,061,722

	Shares	Value
GuideStone Flexible Income Fund (GS4 Class)¥	1,393,377	$14,017,375
GuideStone Real Estate Securities Fund (GS4 Class)¥	366,988	3,435,007
GuideStone Global Natural Resources Equity Fund (GS4 Class)¥	1,323,169	12,847,970

Total Mutual Funds (Cost $302,422,214)		319,177,125

TOTAL INVESTMENTS — 100.0% (Cost $302,422,214)		319,177,125
Other Assets in Excess of Liabilities — 0.0%		35,809

NET ASSETS — 100.0%		$319,212,934

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2013, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$319,177,125	$319,177,125	$—	$—

Total Assets - Investments in Securities	$319,177,125	$319,177,125	$—	$—

Other Financial Instruments***
Futures Contracts	$38,191	$38,191	$—	$—

Total Assets - Other Financial Instruments	$38,191	$38,191	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

See Notes to Financial Statements.	47

Balanced Allocation Fund (Unaudited)

The Fund, through investments in the underlying Select Funds, combined approximately equal percentages to equity securities and fixed income securities in addition to a smaller allocation to real asset securities. The Fund had a target of, but was not limited to, an asset allocation of 42.00% Fixed Income Select Funds, 28.00% U.S. Equity Select Funds, 13.00% Non-U.S. Equity Select Funds, and 17.00% Real Return Select Funds.

As a fund of funds, its performance is based on the performance of the underlying Select Funds. The Fund generated a return of 10.08% for the one-year period ending December 31, 2013, benefiting from positive absolute performance of the underlying Equity Select Funds. The Fund’s absolute return was most positively influenced by its exposure to the Value Equity Fund. The Growth Equity Fund and the International Equity Fund also provided material benefits over the period.

The Fund underperformed its composite benchmark in 2013 (10.08% versus 11.51%), which was primarily driven by the allocation to the Real Return Select Funds. Within this asset class, both the Global Natural Resources Equity Fund and the Flexible Income Fund were material detractors to relative performance versus their respective benchmarks. The most positive contributor to relative performance came from the Extended–Duration Bond Fund allocation.

The Fund attempted to achieve its objective by investing in the Select Funds. By investing in the Fund you will also incur the expenses and risks of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. It is possible to lose money by investing in the Fund. This Fund may be suitable for investors who have a medium- to long-term investment horizon, possess a moderate tolerance for risk, and seek to participate in the return potential of stocks but want to achieve this result more slowly and with less volatility through a balanced allocation of fixed-income and equity investments.

At December 31, 2013, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
Fixed Income Select Funds	41.6
U.S. Equity Select Funds	28.1
Real Return Select Funds	17.1
Non-U.S. Equity Select Funds	13.1

99.9

Balanced Allocation Fund (Unaudited)

Average Annual Total Returns as of 12/31/13
	GS4 Class*	Benchmark**
One Year	10.08%	11.51%
Five Year	11.70%	10.87%
Ten Year	6.01%	6.42%
Inception Date	08/27/01
Total Fund Operating Expenses (May 1, 2013 Prospectus, as amended on October 31, 2013)(1)	1.10%

(1)The Fund’s shareholders indirectly bear the expenses of the GS4 Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund for the 10-year period from December 31, 2003 to December 31, 2013, with all dividends and capital gains reinvested, with the Fund’s weighted composite benchmark index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a composite index as of December 2013, consisting of the Barclays U.S. Aggregate Bond Index, the Barclays U.S. TIPS Index, the Russell 3000® Index, the FTSE EPRA/NAREIT Developed Index, the S&P U.S. BB- Ratings and Above Loan Index, the MSCI World Commodity Producers Index and the MSCI ACWI (All Country World Index) Ex-U.S. Index, weighted 41%, 6%, 28%, 3%, 3%, 6% and 13%, respectively.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

BALANCED ALLOCATION FUND SCHEDULE OF INVESTMENTS	December 31, 2013

	Shares	Value
MUTUAL FUNDS — 99.9%
GuideStone Money Market Fund (GS4 Class)¥	28,394,843	$28,394,843
GuideStone Low-Duration Bond Fund (GS4 Class)¥	11,332,320	151,286,470
GuideStone Medium-Duration Bond Fund (GS4 Class)¥	14,411,363	203,632,561
GuideStone Extended-Duration Bond Fund (GS4 Class)¥	3,116,631	51,050,418
GuideStone Global Bond Fund (GS4 Class)¥	10,070,645	101,512,097
GuideStone Defensive Market Strategies Fund (GS4 Class)¥	9,080,580	103,700,222
GuideStone Value Equity Fund (GS4 Class)¥	5,494,563	115,385,816
GuideStone Growth Equity Fund (GS4 Class)¥	5,108,903	117,555,854
GuideStone Small Cap Equity Fund (GS4 Class)¥	1,423,719	25,883,218
GuideStone International Equity Fund (GS4 Class)¥	8,715,615	132,825,976

	Shares	Value
GuideStone Emerging Market Equity Fund (GS4 Class)*¥	3,686,132	$35,939,786
GuideStone Inflation Protected Bond Fund (GS4 Class)¥	7,125,520	72,324,031
GuideStone Flexible Income Fund (GS4 Class)¥	3,815,254	38,381,452
GuideStone Real Estate Securities Fund (GS4 Class)¥	3,596,760	33,665,678
GuideStone Global Natural Resources Equity Fund (GS4 Class)¥	7,823,879	75,969,866

Total Mutual Funds (Cost $1,151,500,094)		1,287,508,288

TOTAL INVESTMENTS — 99.9% (Cost $1,151,500,094)		1,287,508,288
Other Assets in Excess of Liabilities — 0.1%		1,020,256

NET ASSETS — 100.0%		$1,288,528,544

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2013, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$1,287,508,288	$1,287,508,288	$—	$—

Total Assets - Investments in Securities	$1,287,508,288	$1,287,508,288	$—	$—

Other Financial Instruments***
Futures Contracts	$393,143	$393,143	$—	$—

Total Assets - Other Financial Instruments	$393,143	$393,143	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

50	See Notes to Financial Statements.

Growth Allocation Fund (Unaudited)

The Fund, through investments in the underlying Select Funds, combined a greater percentage of exposure to equity securities with a smaller percentage to fixed income securities and real asset securities. The Fund had a target of, but was not limited to, an asset allocation of 26.00% Fixed Income Select Funds, 40.00% U.S. Equity Select Funds, 25.00% Non-U.S. Equity Select Funds, and 9.00% Real Return Select Funds.

As a fund of funds, its performance is based on the performance of the underlying Select Funds. The Fund generated a return of 18.49% for the one-year period ended December 31, 2013, largely attributable to positive absolute performance of the underlying Equity Select Funds. The Fund’s absolute return was most positively influenced by its exposure to the Value Equity Fund. The Growth Equity Fund and the International Equity Fund also provided material benefits over the period.

The Fund outperformed its composite benchmark in 2013 (18.49% versus 18.16%). The largest contributor to the Fund’s relative performance was exposure to the Value Equity Fund, which outperformed its respective benchmark primarily due to security selection. The Fund’s relative performance was negatively impacted by allocations to both the Global Natural Resources Equity Fund and the Low-Duration Bond Fund.

The Fund attempted to achieve its objective by investing in the Select Funds. By investing in the Fund you will also incur the expenses and risks of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. It is possible to lose money by investing in the Fund. This Fund may be suitable for investors who have a long-term investment horizon, possess a relatively high tolerance for risk and seek to participate in the return potential of stocks at a slightly lower risk level than an all stock portfolio. Foreign securities may be subject to greater risk than domestic securities due to currency volatility, reduced market liquidity and political and economic instability. Small company stocks are subject to greater risk than large company stocks due to more volatility and less liquidity. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings.

At December 31, 2013, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
U.S. Equity Select Funds	39.3
Non-U.S. Equity Select Funds	25.8
Fixed Income Select Funds	25.6
Real Return Select Funds	9.2

99.9

Growth Allocation Fund (Unaudited)

Average Annual Total Returns as of 12/31/13
	GS4 Class*	Benchmark**
One Year	18.49%	18.16%
Five Year	14.10%	13.65%
Ten Year	6.50%	6.97%
Inception Date	08/27/01
Total Fund Operating Expenses (May 1, 2013 Prospectus, as amended on October 31, 2013)(1)	1.17%

(1)The Fund’s shareholders indirectly bear the expenses of the GS4 Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund for the 10-year period from December 31, 2003 to December 31, 2013, with all dividends and capital gains reinvested, with the Fund’s weighted composite benchmark index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a composite index as of December 2013, consisting of the Barclays U.S. Aggregate Bond Index, the Russell 3000® Index, the FTSE EPRA/NAREIT Developed Index, the MSCI World Commodity Producers Index and the MSCI ACWI (All Country World Index) Ex-U.S. Index, weighted 25%, 40%, 4%, 6% and 25%, respectively.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

GROWTH ALLOCATION FUND SCHEDULE OF INVESTMENTS	December 31, 2013

	Shares	Value
MUTUAL FUNDS — 99.9%
GuideStone Money Market Fund (GS4 Class)¥	19,336,501	$19,336,501
GuideStone Low-Duration Bond Fund (GS4 Class)¥	5,056,858	67,509,057
GuideStone Medium-Duration Bond Fund (GS4 Class)¥	6,440,352	91,002,174
GuideStone Extended-Duration Bond Fund (GS4 Class)¥	1,422,648	23,302,975
GuideStone Global Bond Fund (GS4 Class)¥	4,536,099	45,723,874
GuideStone Value Equity Fund (GS4 Class)¥	8,123,949	170,602,934
GuideStone Growth Equity Fund (GS4 Class)¥	7,416,473	170,653,044
GuideStone Small Cap Equity Fund (GS4 Class)¥	2,064,105	37,525,434
GuideStone International Equity Fund (GS4 Class)¥	12,831,083	195,545,699

	Shares	Value
GuideStone Emerging Market Equity Fund (GS4 Class)*¥	5,418,243	$52,827,873
GuideStone Real Estate Securities Fund (GS4 Class)¥	3,439,694	32,195,539
GuideStone Global Natural Resources Equity Fund (GS4 Class)¥	5,843,828	56,743,574

Total Mutual Funds (Cost $846,501,755)		962,968,678

TOTAL INVESTMENTS — 99.9% (Cost $846,501,755)		962,968,678
Other Assets in Excess of Liabilities — 0.1%		932,918

NET ASSETS — 100.0%		$963,901,596

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2013, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$962,968,678	$962,968,678	$—	$—

Total Assets - Investments in Securities	$962,968,678	$962,968,678	$—	$—

Other Financial Instruments***
Futures Contracts	$555,401	$555,401	$—	$—

Total Assets - Other Financial Instruments	$555,401	$555,401	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

See Notes to Schedules of Investments.	53

Aggressive Allocation Fund (Unaudited)

The Fund, through investments in the underlying Select Funds, combined a greater percentage of exposure to U.S. equity securities with a smaller percentage to non-U.S. equity securities. The Fund had a target of, but was not limited to, an asset allocation of 60.00% U.S. Equity Select Funds and 40.00% Non-U.S. Select Funds.

As a fund of funds, its performance was based on the performance of the underlying Select Funds. The Fund generated a return of 27.41% for the one-year period ended December 31, 2013, as absolute performance was largely attributable to exposure to the Value Equity Fund and Growth Equity Fund.

The Fund outperformed its composite benchmark in 2013 (27.41% versus 26.04%). The Value Equity Fund served as the key driver in the Fund’s relative outperformance for the year. The Growth Equity Fund and the International Equity Fund also made material relative contributions to the Fund during the second half of the year.

The Fund attempted to achieve its objective by investing in the Select Funds. By investing in the Fund you will also incur the expenses and risks of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. It is possible to lose money by investing in the Fund. This Fund may be suitable for investors who have a long-term investment horizon, possess a relatively high tolerance for risk and want to diversify by adding an aggressive investment option that combines U.S. and international stocks. Foreign securities may be subject to greater risk than domestic securities due to currency volatility, reduced market liquidity and political and economic instability. Small company stocks are subject to greater risk than large company stocks due to more volatility and less liquidity.

At December 31, 2013, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
U.S. Equity Select Funds	59.2
Non-U.S. Equity Select Funds	38.7
Fixed Income Select Fund	2.0

99.9

Aggressive Allocation Fund (Unaudited)

Average Annual Total Returns as of 12/31/13
	GS4 Class*	Benchmark**
One Year	27.41%	26.04%
Five Year	16.37%	16.55%
Ten Year	6.82%	7.47%
Inception Date	08/27/01
Total Fund Operating Expenses (May 1, 2013 Prospectus, as amended on October 31, 2013)(1)	1.27%

(1)The Fund’s shareholders indirectly bear the expenses of the GS4 Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund for the 10-year period from December 31, 2003 to December 31, 2013, with all dividends and capital gains reinvested, with the Fund’s weighted composite benchmark index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a composite index as of December 2013, consisting of the Russell 3000® Index and the MSCI ACWI (All Country World Index) Ex-U.S. Index, weighted 60.00% and 40.00%, respectively.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

AGGRESSIVE ALLOCATION FUND SCHEDULE OF INVESTMENTS	December 31, 2013

	Shares	Value
MUTUAL FUNDS — 99.9%
GuideStone Money Market Fund (GS4 Class)¥	17,878,395	$17,878,395
GuideStone Value Equity Fund (GS4 Class)¥	11,075,192	232,579,031
GuideStone Growth Equity Fund (GS4 Class)¥	10,263,763	236,169,182
GuideStone Small Cap Equity Fund (GS4 Class)¥	2,850,341	51,819,192
GuideStone International Equity Fund (GS4 Class)¥	17,565,949	267,705,065
GuideStone Emerging Market Equity Fund (GS4 Class)*¥	7,420,218	72,347,121

Total Mutual Funds (Cost $727,104,394)		878,497,986

TOTAL INVESTMENTS — 99.9% (Cost $727,104,394)		878,497,986
Other Assets in Excess of Liabilities — 0.1%		1,065,162

NET ASSETS — 100.0%		$879,563,148

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2013, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$878,497,986	$878,497,986	$—	$—

Total Assets - Investments in Securities	$878,497,986	$878,497,986	$—	$—

Other Financial Instruments***
Futures Contracts	$756,054	$756,054	$—	$—

Total Assets - Other Financial Instruments	$756,054	$756,054	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

56	See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES	December 31, 2013

	Conservative Allocation Fund	Balanced Allocation Fund	Growth Allocation Fund	Aggressive Allocation Fund
Assets
Investments in securities of affiliated issuers, at value (1)	$319,177,125	$1,287,508,288	$962,968,678	$878,497,986
Cash collateral for derivatives	74,200	811,600	796,400	925,200
Receivables:
Dividends from affiliated funds	33	232	160	155
Fund shares sold	40,890	368,012	212,747	182,649
Variation margin on financial futures contracts	3,430	50,470	54,265	66,700
Prepaid expenses and other assets	16,892	15,359	13,103	12,695

Total Assets	319,312,570	1,288,753,961	964,045,353	879,685,385

Liabilities
Payables:
Fund shares redeemed	36,262	24,965	—	—
Variation margin on financial futures contracts	—	18,891	6,687	—
Accrued expenses:
Investment advisory fees	14,838	98,136	72,386	67,356
Professional fees	17,479	17,479	17,479	17,479
Other expenses	31,057	65,946	47,205	37,402

Total Liabilities	99,636	225,417	143,757	122,237

Net Assets	$319,212,934	$1,288,528,544	$963,901,596	$879,563,148

Net Assets Consist of:
Paid-in-capital	$301,642,460	$1,131,187,864	$818,798,200	$690,410,668
Undistributed net realized gain on investments and derivative transactions	777,372	20,939,343	28,081,072	37,002,834
Net unrealized appreciation (depreciation) on investments and derivative transactions	16,793,102	136,401,337	117,022,324	152,149,646

Net Assets	$319,212,934	$1,288,528,544	$963,901,596	$879,563,148

Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the GS4 Class	$319,212,934	$1,288,528,544	$963,901,596	$879,563,148

GS4 shares outstanding	26,971,515	98,076,144	68,849,411	59,351,596

Net asset value, offering and redemption price per GS4 share	$11.84	$13.14	$14.00	$14.82

(1) Investments in securities of affiliated issuers, at cost	$302,422,214	$1,151,500,094	$846,501,755	$727,104,394

See Notes to Financial Statements.	57

STATEMENTS OF OPERATIONS	For the Year Ended December 31, 2013

	Conservative Allocation Fund	Balanced Allocation Fund	Growth Allocation Fund	Aggressive Allocation Fund
Investment Income
Income dividends received from affiliated funds	$3,120,041	$16,953,761	$10,402,047	$7,069,421
Interest	—	—	—	558

Total Investment Income	3,120,041	16,953,761	10,402,047	7,069,979

Expenses
Investment advisory fees	327,776	1,286,542	925,339	812,928
Transfer agent fees:
GS4 shares	31,715	57,732	37,538	33,502
Custodian fees	19,028	35,729	28,981	22,608
Accounting and administration fees	20,851	69,366	51,076	45,069
Professional fees	46,087	46,087	46,087	46,087
Blue sky fees:
GS4 shares	20,833	17,620	18,339	16,644
Shareholder reporting fees:
GS4 shares	28,390	57,648	37,597	32,618
Trustee expenses	3,288	12,808	9,222	8,121
Line of credit facility fees	3,186	12,334	8,858	7,779
Other expenses	8,719	10,026	10,313	9,523

Total Expenses	509,873	1,605,892	1,173,350	1,034,879
Expenses waived/reimbursed(1)	(122,093)	(98,366)	(87,577)	(79,432)

Net Expenses	387,780	1,507,526	1,085,773	955,447

Net investment income	2,732,261	15,446,235	9,316,274	6,114,532

Realized and Unrealized Gain (Loss)
Capital gain distributions received from affiliated funds	5,310,243	40,924,872	42,499,573	50,860,955
Net realized gain on investment securities of affiliated issuers	15,455,343	35,472,898	49,833,057	15,511,241
Net realized gain on futures transactions	254,012	2,239,119	2,683,817	2,654,901

Net realized gain	21,019,598	78,636,889	95,016,447	69,027,097

Change in unrealized appreciation (depreciation) on investment securities of affiliated issuers	(12,285,298)	25,114,031	48,422,347	117,587,900
Change in unrealized appreciation (depreciation) on futures	26,458	322,838	452,871	653,729

Net change in unrealized appreciation	(12,258,840)	25,436,869	48,875,218	118,241,629

Net Realized and Unrealized Gain	8,760,758	104,073,758	143,891,665	187,268,726

Net Increase in Net Assets Resulting from Operations	$11,493,019	$119,519,993	$153,207,939	$193,383,258

(1)	See Note 3a and 3c in Notes to Financial Statements.

58	See Notes to Financial Statements.

(This page intentionally left blank)

STATEMENTS OF CHANGES IN NET ASSETS

	Conservative Allocation Fund		Balanced Allocation Fund
	For the Year Ended		For the Year Ended
	12/31/13	12/31/12	12/31/13	12/31/12
Operations:
Net investment income	$2,732,261	$3,981,573	$15,446,235	$17,917,465
Net realized gain on investment securities and futures transactions	21,019,598	4,388,403	78,636,889	33,920,005
Net change in unrealized appreciation (depreciation) on investment securities and futures	(12,258,840)	12,269,712	25,436,869	76,537,794

Net increase in net assets resulting from operations	11,493,019	20,639,688	119,519,993	128,375,264

Dividends and Distributions to Shareholders:
Dividends from net investment income(1)	(4,587,228)	(5,748,208)	(26,717,331)	(25,053,190)
Distributions from net realized capital gains	(17,676,838)	(780,975)	(54,188,791)	(14,173,968)

Total dividends and distributions	(22,264,066)	(6,529,183)	(80,906,122)	(39,227,158)

Capital Share Transactions:
Proceeds from GS4 shares sold	44,406,970	45,857,397	81,882,324	60,529,162
Reinvestment of dividends and distributions into GS4 shares	22,243,595	6,526,106	80,865,441	39,204,104

Total proceeds from shares sold and reinvested	66,650,565	52,383,503	162,747,765	99,733,266

Value of GS4 shares redeemed	(63,987,436)	(32,409,160)	(117,701,721)	(81,287,742)

Total value of shares redeemed	(63,987,436)	(32,409,160)	(117,701,721)	(81,287,742)

Net increase (decrease) from capital share transactions(2)	2,663,129	19,974,343	45,046,044	18,445,524

Total increase (decrease) in net assets	(8,107,918)	34,084,848	83,659,915	107,593,630

Net Assets:
Beginning of Year	327,320,852	293,236,004	1,204,868,629	1,097,274,999

End of Year*	$319,212,934	$327,320,852	$1,288,528,544	$1,204,868,629

*Including undistributed net investment income	$—	$1,189	$—	$1,695

(1)	Includes dividends paid from the short-term portion of capital gain distributions received from affiliated funds.
(2)	See Note 6 in Notes to Financial Statements.

60	See Notes to Financial Statements.

Growth Allocation Fund		Aggressive Allocation Fund
For the Year Ended		For the Year Ended
12/31/13	12/31/12	12/31/13	12/31/12

$9,316,274	$9,759,054	$6,114,532	$6,546,308

95,016,447	24,287,794	69,027,097	30,188,593

48,875,218	79,796,586	118,241,629	75,596,122

153,207,939	113,843,434	193,383,258	112,331,023

(18,512,739)	(11,303,246)	(16,817,289)	(6,549,181)
(72,279,436)	(6,704,077)	(41,616,328)	(10,630,919)

(90,792,175)	(18,007,323)	(58,433,617)	(17,180,100)

43,881,701	31,477,784	30,036,829	76,004,191
90,787,186	18,005,817	58,430,316	17,178,628

134,668,887	49,483,601	88,467,145	93,182,819

(86,415,713)	(75,431,090)	(70,518,946)	(136,458,221)

(86,415,713)	(75,431,090)	(70,518,946)	(136,458,221)

48,253,174	(25,947,489)	17,948,199	(43,275,402)

110,668,938	69,888,622	152,897,840	51,875,521

853,232,658	783,344,036	726,665,308	674,789,787

$963,901,596	$853,232,658	$879,563,148	$726,665,308

$—	$7,260	$—	$—

See Notes to Financial Statements.	61

FINANCIAL HIGHLIGHTS

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated												Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income (1)		Capital Gain Distribu- tions Received from Affiliated Funds		Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income (2)	Distribu- tions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(3)(4)	Expenses, Gross (3)(5)	Investment Income, Net (1)(4)	Portfolio Turnover Rate
Conservative Allocation Fund

GS4 Class
2013	$12.27	$0.11	#	$0.21		$0.12	$(0.17)	$(0.70)	$11.84	3.67%	$319,213	0.12%	0.16%	0.85%	12%
2012	11.70	0.16	#	0.16		0.50	(0.22)	(0.03)	12.27	7.02	327,321	0.12	0.16	1.29	3
2011	11.87	0.18	#	0.05		(0.03)	(0.19)	(0.18)	11.70	1.71	293,236	0.12	0.17	1.47	9
2010	11.39	0.18	#	0.08		0.56	(0.27)	(0.07)	11.87	7.19	261,993	0.12	0.15	1.57	19
2009	10.33	0.26	#	—	†	1.44	(0.26)	(0.38)	11.39	16.58	284,750	0.12	0.16	2.37	32
Balanced Allocation Fund

GS4 Class
2013	$12.73	$0.16	#	$0.44		$0.68	$(0.28)	$(0.59)	$13.14	10.08%	$1,288,529	0.12%	0.13%	1.23%	27%
2012	11.77	0.19	#	0.22		0.97	(0.27)	(0.15)	12.73	11.79	1,204,869	0.12	0.13	1.54	3
2011	12.12	0.20	#	0.06		(0.14)	(0.26)	(0.21)	11.77	1.01	1,097,275	0.12	0.13	1.65	16
2010	11.14	0.23	#	0.09		1.00	(0.34)	—	12.12	11.87	1,120,981	0.12	0.12	1.95	17
2009	9.20	0.26	#	0.05		1.97	(0.27)	(0.07)	11.14	25.05	1,132,991	0.12	0.13	2.58	19
Growth Allocation Fund

GS4 Class
2013	$13.04	$0.15	#	$0.67		$1.57	$(0.27)	$(1.16)	$14.00	18.49%	$963,902	0.12%	0.13%	1.03%	22%
2012	11.60	0.15	#	0.26		1.30	(0.17)	(0.10)	13.04	14.84	853,233	0.12	0.13	1.17	2
2011	12.28	0.16	#	0.03		(0.49)	(0.17)	(0.21)	11.60	(2.39)	783,344	0.12	0.14	1.26	10
2010	11.11	0.16	#	0.05		1.31	(0.27)	(0.08)	12.28	13.65	841,926	0.12	0.13	1.43	8
2009	8.86	0.18	#	0.02		2.25	(0.15)	(0.05)	11.11	27.96	840,810	0.12	0.13	1.88	11
Aggressive Allocation Fund

GS4 Class
2013	$12.46	$0.11	#	$0.90		$2.39	$(0.29)	$(0.75)	$14.82	27.41%	$879,563	0.12%	0.13%	0.77%	12%
2012	10.89	0.11	#	0.26		1.50	(0.11)	(0.19)	12.46	17.19	726,665	0.12	0.13	0.91	5
2011	11.79	0.10	#	—	†	(0.71)	(0.10)	(0.19)	10.89	(5.14)	674,790	0.12	0.14	0.83	9
2010	10.43	0.10	#	—	†	1.48	(0.10)	(0.12)	11.79	15.16	745,493	0.12	0.13	0.91	1
2009	8.13	0.10	#	—	†	2.38	(0.10)	(0.08)	10.43	30.82	729,734	0.12	0.14	1.17	3

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Includes dividends paid from the short-term portion of capital gain distributions received from affiliated Funds.
(3)	Does not include expenses of the investment companies in which the Fund invests.
(4)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower) than the ratio shown.
(5)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

62	See Notes to Financial Statements.

Conservative Allocation Fund I (Unaudited)

The Fund, through investments in the underlying Select Funds, combined a greater percentage of exposure to fixed income securities with a smaller percentage to equity securities and real asset securities. The Fund had a target of, but was not limited to, an asset allocation of 58.00% Fixed Income Select Funds, 16.00% U.S. Equity Select Funds, 5.00% Non-U.S. Equity Select Funds, and 21.00% Real Return Select Funds.

As a fund of funds, its performance was based on the performance of the underlying Select Funds. The Fund generated a return of 3.85% for the one-year period ended December 31, 2013, benefiting from positive absolute performance of certain underlying Equity Select Funds. Detracting from absolute performance was the allocation to the Real Return Select Funds. The Fund’s absolute return was most positively influenced by its exposure to the Value Equity Fund, followed by exposure to the Growth Equity Fund and International Equity Fund.

The Fund underperformed its composite benchmark in 2013 (3.85% versus 5.43%). While the Value Equity Fund was the largest contributor to the Fund’s absolute return, it also served as the leading driver in the Fund’s relative outperformance during the year. At a target weight of approximately 59.93%, the Low-Duration Bond Fund was the primary detractor. Additionally, allocations to the Defensive Market Strategies Fund and Global Natural Resources Equity Fund had a material impact on relative underperformance over the period.

The Fund attempted to achieve its objective by investing in the Select Funds. By investing in the Fund you will also incur the expenses and risks of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. It is possible to lose money by investing in the Fund. The Fund may be suitable for investors who have a short—to medium-time investment horizon, possess a relatively low tolerance for risk and want some exposure to the growth potential of the stock market tempered by a larger allocation to short-term, fixed income securities. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings.

At December 31, 2013, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
Fixed Income Select Funds	58.0
Real Return Select Funds	21.1
U.S. Equity Select Funds	15.6
Non-U.S. Equity Select Funds	5.2

99.9

63

Conservative Allocation Fund I (Unaudited)

Average Annual Total Returns as of 12/31/13
	GS2 Class*	Benchmark**
One Year	3.85%	5.43%
Five Year	7.32%	5.77%
Ten Year	4.27%	4.38%
Inception Date	07/01/03
Total Fund Operating Expenses (May 1, 2013 Prospectus, as amended on October 31, 2013)(1)	0.82%

(1)The Fund’s shareholders indirectly bear the expenses of the shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS2 Class of the Fund for the 10-year period from December 31, 2003 to December 31, 2013, with all dividends and capital gains reinvested, with the Fund’s weighted composite benchmark index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a composite index as of December 2013, consisting of the Bank of America Merrill Lynch 1-3 Year Treasury Index, the Barclays U.S. TIPS Index, the Russell 3000® Index, the FTSE EPRA/NAREIT Developed Index, the S&P U.S. BB-Ratings and Above Loan Index, the MSCI World Commodity Producers Index and the MSCI ACWI (All Country World Index) Ex-U.S. Index, weighted 58%, 12%, 15%, 1%, 5%, 4% and 5%, respectively.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

64

CONSERVATIVE ALLOCATION FUND I SCHEDULE OF INVESTMENTS	December 31, 2013

	Shares	Value
MUTUAL FUNDS — 99.9%
GuideStone Money Market Fund (GS2 Class)¥	1,003,363	$1,003,363
GuideStone Low-Duration Bond Fund (GS2 Class)¥	5,562,198	47,501,174
GuideStone Defensive Market Strategies Fund (GS2 Class)¥	552,376	6,313,658
GuideStone Value Equity Fund (GS2 Class)¥	307,129	3,040,580
GuideStone Growth Equity Fund (GS2 Class)¥	249,054	3,038,462
GuideStone Small Cap Equity Fund (GS2 Class)¥	64,648	668,463
GuideStone International Equity Fund (GS2 Class)¥	294,857	3,405,600
GuideStone Funds Emerging Market Equity Fund (GS2 Class)*¥	93,595	912,549
GuideStone Inflation Protected Bond Fund (GS4 Class)¥	956,137	9,704,788
GuideStone Flexible Income Fund (GS4 Class)¥	365,135	3,673,259
GuideStone Real Estate Securities Fund (GS4 Class)¥	96,202	900,449
GuideStone Global Natural Resources Equity Fund (GS4 Class)¥	346,522	3,364,729

Total Mutual Funds (Cost $83,400,666)		83,527,074

TOTAL INVESTMENTS — 99.9% (Cost $83,400,666)		83,527,074

Other Assets in Excess of Liabilities — 0.1%		111,811

NET ASSETS — 100.0%		$83,638,885

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2013, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$83,527,074	$83,527,074	$—	$—

Total Assets - Investments in Securities	$83,527,074	$83,527,074	$—	$—

Other Financial Instruments***
Futures Contracts	$7,241	$7,241	$—	$—

Total Assets - Other Financial Instruments	$7,241	$7,241	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

See Notes to Financial Statements.	65

Balanced Allocation Fund I (Unaudited)

The Fund, through investments in the underlying Select Funds, combined approximately equal percentages to equity securities and fixed income securities in addition to a smaller allocation to real asset securities. The Fund had a target of, but was not limited to, an asset allocation of 42.00% Fixed Income Select Funds, 28.00% U.S. Equity Select Funds, 13.00% Non-U.S. Equity Select Funds, and 17.00% Real Return Select Funds.

As a fund of funds, its performance is based on the performance of the underlying Select Funds. The Fund generated a return of 10.22% for the one-year period ending December 31, 2013, benefiting from positive absolute performance of the underlying Equity Select Funds. The Fund’s absolute return was most positively influenced by its exposure to the Value Equity Fund. The Growth Equity Fund and the International Equity Fund also provided material benefits over the period.

The Fund underperformed its composite benchmark in 2013 (10.22% versus 11.51%), which was primarily driven by the allocation to the Real Return Select Funds. Within this asset class, both the Global Natural Resources Equity Fund and the Flexible Income Fund were material detractors to relative performance versus their respective benchmarks. The most positive contributor to relative performance came from the Extended–Duration Bond Fund allocation.

The Fund attempted to achieve its objective by investing in the Select Funds. By investing in the Fund you will also incur the expenses and risks of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. It is possible to lose money by investing in the Fund. This Fund may be suitable for investors who have a medium- to long-term investment horizon, possess a moderate tolerance for risk, and seek to participate in the return potential of stocks but want to achieve this result more slowly and with less volatility through a balanced allocation of fixed-income and equity investments.

At December 31, 2013, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
Fixed Income Select Funds	41.4
U.S. Equity Select Funds	28.2
Real Return Select Funds	17.2
Non-U.S. Equity Select Funds	13.1

99.9

66

Balanced Allocation Fund I (Unaudited)

Average Annual Total Returns as of 12/31/13
	GS2 Class*	Benchmark**
One Year	10.22%	11.51%
Five Year	11.88%	10.87%
Ten Year	6.17%	6.42%
Inception Date	07/01/03
Total Fund Operating Expenses (May 1, 2013 Prospectus, as amended on October 31, 2013)(1)	0.93%

(1)The Fund’s shareholders indirectly bear the expenses of the shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS2 Class of the Fund for the 10-year period from December 31, 2003 to December 31, 2013, with all dividends and capital gains reinvested, with the Fund’s weighted composite benchmark index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a composite index as of December 2013, consisting of the Barclays U.S. Aggregate Bond Index, the Barclays U.S. TIPS Index, the Russell 3000® Index, the FTSE EPRA/NAREIT Developed Index, the S&P U.S. BB- Ratings and Above Loan Index, the MSCI World Commodity Producers Index and the MSCI ACWI (All Country World Index) Ex-U.S. Index, weighted 41%, 6%, 28%, 3%, 3%, 6% and 13%, respectively.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

67

BALANCED ALLOCATION FUND I SCHEDULE OF INVESTMENTS	December 31, 2013

	Shares	Value
MUTUAL FUNDS — 99.9%
GuideStone Money Market Fund (GS2 Class)¥	7,009,585	$7,009,585
GuideStone Low-Duration Bond Fund (GS2 Class)¥	5,339,710	45,601,127
GuideStone Medium-Duration Bond Fund (GS2 Class)¥	8,894,945	61,464,073
GuideStone Extended-Duration Bond Fund (GS2 Class)¥	3,224,864	15,414,850
GuideStone Global Bond Fund (GS4 Class)¥	3,037,827	30,621,300
GuideStone Defensive Market Strategies Fund (GS2 Class)¥	2,737,784	31,292,866
GuideStone Value Equity Fund (GS2 Class)¥	3,516,759	34,815,915
GuideStone Growth Equity Fund (GS2 Class)¥	2,907,769	35,474,776
GuideStone Small Cap Equity Fund (GS2 Class)¥	755,377	7,810,599
GuideStone International Equity Fund (GS2 Class)¥	3,471,264	40,093,098
GuideStone Funds Emerging Market Equity Fund (GS2 Class)*¥	1,111,873	10,840,765
GuideStone Inflation Protected Bond Fund (GS4 Class)¥	2,149,497	21,817,397
GuideStone Flexible Income Fund (GS4 Class)¥	1,150,763	11,576,680
GuideStone Real Estate Securities Fund (GS4 Class)¥	1,084,991	10,155,515
GuideStone Global Natural Resources Equity Fund (GS4 Class)¥	2,360,226	22,917,798

Total Mutual Funds (Cost $366,448,483)		386,906,344

TOTAL INVESTMENTS — 99.9% (Cost $366,448,483)		386,906,344

Other Assets in Excess of Liabilities — 0.1%		461,011

NET ASSETS — 100.0%		$387,367,355

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2013, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$386,906,344	$386,906,344	$—	$—

Total Assets - Investments in Securities	$386,906,344	$386,906,344	$—	$—

Other Financial Instruments***
Futures Contracts	$92,697	$92,697	$—	$—

Total Assets - Other Financial Instruments	$92,697	$92,697	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

68	See Notes to Financial Statements.

Growth Allocation Fund I (Unaudited)

The Fund, through investments in the underlying Select Funds, combined a greater percentage of exposure to equity securities with a smaller percentage to fixed income securities and real asset securities. The Fund had a target of, but was not limited to, an asset allocation of 26.00% Fixed Income Select Funds, 40.00% U.S. Equity Select Funds, 25.00% Non-U.S. Equity Select Funds, and 9.00% Real Return Select Funds.

As a fund of funds, its performance is based on the performance of the underlying Select Funds. The Fund generated a return of 18.72% for the one-year period ended December 31, 2013, largely attributable to positive absolute performance of the underlying Equity Select Funds. The Fund’s absolute return was most positively influenced by its exposure to the Value Equity Fund. The Growth Equity Fund and the International Equity Fund also provided material benefits over the period.

The Fund outperformed its composite benchmark in 2013 (18.72% versus 18.16%). The largest contributor to the Fund’s relative performance was exposure to the Value Equity Fund, which outperformed its respective benchmark primarily due to security selection. The Fund’s relative performance was negatively impacted by allocations to both the Global Natural Resources Equity Fund and the Low-Duration Bond Fund.

The Fund attempted to achieve its objective by investing in the Select Funds. By investing in the Fund you will also incur the expenses and risks of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. It is possible to lose money by investing in the Fund. This Fund may be suitable for investors who have a long-term investment horizon, possess a relatively high tolerance for risk and seek to participate in the return potential of stocks at a slightly lower risk level than an all stock portfolio. Foreign securities may be subject to greater risk than domestic securities due to currency volatility, reduced market liquidity and political and economic instability. Small company stocks are subject to greater risk than large company stocks due to more volatility and less liquidity. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings.

At December 31, 2013, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
U.S. Equity Select Funds	39.4
Non-U.S. Equity Select Funds	25.8
Fixed Income Select Funds	25.5
Real Return Select Funds	9.2

99.9

Growth Allocation Fund I (Unaudited)

Average Annual Total Returns as of 12/31/13
	GS2 Class*	Benchmark**
One Year	18.72%	18.16%
Five Year	14.26%	13.65%
Ten Year	6.68%	6.97%
Inception Date	07/01/03
Total Fund Operating Expenses (May 1, 2013 Prospectus, as amended on October 31, 2013)(1)	1.01%

(1)The Fund’s shareholders indirectly bear the expenses of the shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS2 Class of the Fund for the 10-year period from December 31, 2003 to December 31, 2013, with all dividends and capital gains reinvested, with the Fund’s weighted composite benchmark index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a composite index as of December 2013, consisting of the Barclays U.S. Aggregate Bond Index, the Russell 3000® Index, the FTSE EPRA/NAREIT Developed Index, the MSCI World Commodity Producers Index and the MSCI ACWI (All Country World Index) Ex-U.S. Index, weighted 25%, 40%, 4%, 6% and 25%, respectively.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

GROWTH ALLOCATION FUND I SCHEDULE OF INVESTMENTS	December 31, 2013

	Shares	Value
MUTUAL FUNDS — 99.9%
GuideStone Money Market Fund (GS2 Class)¥	5,114,024	$5,114,024
GuideStone Low-Duration Bond Fund (GS2 Class)¥	2,224,366	18,996,085
GuideStone Medium-Duration Bond Fund (GS2 Class)¥	3,708,806	25,627,848
GuideStone Extended-Duration Bond Fund (GS2 Class)¥	1,372,505	6,560,575
GuideStone Global Bond Fund (GS4 Class)¥	1,276,577	12,867,895
GuideStone Value Equity Fund (GS2 Class)¥	4,846,909	47,984,403
GuideStone Growth Equity Fund (GS2 Class)¥	3,937,905	48,042,442
GuideStone Small Cap Equity Fund (GS2 Class)¥	1,020,727	10,554,319
GuideStone International Equity Fund (GS2 Class)¥	4,766,219	55,049,827
GuideStone Funds Emerging Market Equity Fund (GS2 Class)*¥	1,524,795	14,866,752
GuideStone Real Estate Securities Fund (GS4 Class)¥	967,868	9,059,241
GuideStone Global Natural Resources Equity Fund (GS4 Class)¥	1,644,780	15,970,817

Total Mutual Funds (Cost $247,601,518)		270,694,228

TOTAL INVESTMENTS — 99.9% (Cost $247,601,518)		270,694,228

Other Assets in Excess of Liabilities — 0.1%		401,775

NET ASSETS — 100.0%		$271,096,003

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2013, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$270,694,228	$270,694,228	$—	$—

Total Assets - Investments in Securities	$270,694,228	$270,694,228	$—	$—

Other Financial Instruments***
Futures Contracts	$140,579	$140,579	$—	$—

Total Assets - Other Financial Instruments	$140,579	$140,579	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

See Notes to Financial Statements.	71

Aggressive Allocation Fund I (Unaudited)

The Fund, through investments in the underlying Select Funds, combined a greater percentage of exposure to U.S. equity securities with a smaller percentage to non-U.S. equity securities. The Fund had a target of, but was not limited to, an asset allocation of 60.00% U.S. Equity Select Funds and 40.00% Non-U.S. Select Funds.

As a fund of funds, its performance was based on the performance of the underlying Select Funds. The Fund generated a return of 27.73% for the one-year period ended December 31, 2013, as absolute performance was largely attributable to exposure to the Value Equity Fund and Growth Equity Fund.

The Fund outperformed its composite benchmark in 2013 (27.73% versus 26.04%). The Value Equity Fund served as the key driver in the Fund’s relative outperformance for the year. The Growth Equity Fund and the International Equity Fund also made material relative contributions to the Fund during the second half of the year.

The Fund attempted to achieve its objective by investing in the Select Funds. By investing in the Fund you will also incur the expenses and risks of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. It is possible to lose money by investing in the Fund. This Fund may be suitable for investors who have a long-term investment horizon, possess a relatively high tolerance for risk and want to diversify by adding an aggressive investment option that combines U.S. and international stocks. Foreign securities may be subject to greater risk than domestic securities due to currency volatility, reduced market liquidity and political and economic instability. Small company stocks are subject to greater risk than large company stocks due to more volatility and less liquidity.

At December 31, 2013, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
U.S. Equity Select Funds	59.3
Non-U.S. Equity Select Funds	38.7
Fixed Income Select Fund	1.9

99.9

72

Aggressive Allocation Fund I (Unaudited)

Average Annual Total Returns as of 12/31/13
	GS2 Class*	Benchmark**
One year	27.73%	26.04%
Five year	16.55%	16.55%
Ten Year	6.98%	7.47%
Inception Date	07/01/03
Total Fund Operating Expenses (May 1, 2013 Prospectus, as amended on October 31, 2013)(1)	1.08%

(1)The Fund’s shareholders indirectly bear the expenses of the GS2 Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS2 Class of the Fund for the 10-year period from December 31, 2003 to December 31, 2013, with all dividends and capital gains reinvested, with the Fund’s weighted composite benchmark index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a composite index as of December 2013, consisting of the Russell 3000® Index and the MSCI ACWI (All Country World Index) Ex-U.S. Index, weighted 60.00% and 40.00%, respectively.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

73

AGGRESSIVE ALLOCATION FUND I SCHEDULE OF INVESTMENTS	December 31, 2013

	Shares	Value
MUTUAL FUNDS — 99.9%
GuideStone Money Market Fund (GS2 Class)¥	3,618,856	$	3,618,856
GuideStone Value Equity Fund (GS2 Class)¥	5,046,886		49,964,167
GuideStone Growth Equity Fund (GS2 Class)¥	4,162,693		50,784,861
GuideStone Small Cap Equity Fund (GS2 Class)¥	1,077,028		11,136,469
GuideStone International Equity Fund (GS2 Class)¥	4,984,837		57,574,864
GuideStone Funds Emerging Market Equity Fund (GS2 Class)*¥	1,593,383		15,535,488

Total Mutual Funds (Cost $169,246,343)			188,614,705

TOTAL INVESTMENTS — 99.9% (Cost $169,246,343)			188,614,705

Other Assets in Excess of Liabilities — 0.1%			246,697

NET ASSETS — 100.0%			$188,861,402

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2013, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$188,614,705	$188,614,705	$—	$—

Total Assets - Investments in Securities	$188,614,705	$188,614,705	$—	$—

Other Financial Instruments***
Futures Contracts	$139,848	$139,848	$—	$—

Total Assets - Other Financial Instruments	$139,848	$139,848	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

74	See Notes to Financial Statements.

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75

STATEMENTS OF ASSETS AND LIABILITIES	December 31, 2013

	Conservative Allocation Fund I	Balanced Allocation Fund I	Growth Allocation Fund I	Aggressive Allocation Fund I
Assets
Investments in securities of affiliated issuers, at value (1)	$83,527,074	$386,906,344	$270,694,228	$188,614,705
Cash collateral for derivatives	50,400	230,850	221,950	177,000
Receivables:
Dividends from affiliated funds	9	63	48	32
Fund shares sold	86,935	285,116	218,149	94,758
Variation margin on financial futures contracts	640	12,755	13,215	13,895
Prepaid expenses and other assets	4,064	4,064	4,064	4,064

Total Assets	83,669,122	387,439,192	271,151,654	188,904,454

Liabilities
Payables:
Variation margin on financial futures contracts	—	4,781	1,750	—
Accrued expenses:
Investment advisory fees	4,724	33,118	23,015	16,191
Professional fees	17,479	17,479	17,479	17,479
Other expenses	8,034	16,459	13,407	9,382

Total Liabilities	30,237	71,837	55,651	43,052

Net Assets	$83,638,885	$387,367,355	$271,096,003	$188,861,402

Net Assets Consist of:
Paid-in-capital	$85,213,058	$388,353,451	$255,304,846	$174,165,219
Undistributed net investment income	—	5,275,083	1,464,856	4,390,854
Accumulated net realized loss on investments and futures transactions	(1,707,822)	(26,811,737)	(8,906,988)	(9,202,881)
Net unrealized appreciation (depreciation) on investments and futures	133,649	20,550,558	23,233,289	19,508,210

Net Assets	$83,638,885	$387,367,355	$271,096,003	$188,861,402

Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the GS2 Class	$83,638,885	$387,367,355	$271,096,003	$188,861,402

GS2 shares outstanding	8,573,030	36,244,583	22,119,953	13,492,830

Net asset value, offering and redemption price per GS2 share	$9.76	$10.69	$12.26	$14.00

(1) Investments in securities of affiliated issuers, at cost	$83,400,666	$366,448,483	$247,601,518	$169,246,343

76	See Notes to Financial Statements.

STATEMENTS OF OPERATIONS	For the Year Ended December 31, 2013

	Conservative Allocation Fund I	Balanced Allocation Fund I	Growth Allocation Fund I	Aggressive Allocation Fund I
Investment Income
Income dividends received from affiliated funds	$1,388,170	$9,892,226	$5,784,044	$2,979,731

Total Investment Income	1,388,170	9,892,226	5,784,044	2,979,731

Expenses
Investment advisory fees	86,193	381,121	256,568	171,479
Transfer agent fees:
GS2 Shares	3,879	4,050	3,851	3,866
Custodian fees	11,714	22,458	18,490	12,325
Accounting and administration fees	8,103	23,391	16,976	12,289
Professional fees	46,087	46,087	46,087	46,087
Blue sky fees:
GS2 Shares	4,358	4,081	4,081	4,081
Shareholder reporting fees	419	735	380	379
Trustee expenses	866	3,833	2,591	1,732
Line of credit facility fees	834	3,673	2,466	1,648
Other expenses	8,719	8,719	8,719	8,719

Total Expenses	171,172	498,148	360,209	262,605
Expenses waived/reimbursed net of amount recaptured(1)	(43,252)	—	—	(9,637)

Net expenses	127,920	498,148	360,209	252,968

Net investment income	1,260,250	9,394,078	5,423,835	2,726,763

Realized and Unrealized Gain (Loss)
Capital gain distributions received from affiliated funds	1,884,592	19,233,894	19,868,191	18,521,018
Net realized gain (loss) on investment securities of affiliated issuers	3,178,397	1,844,311	(3,624,340)	(5,627,335)
Net realized gain on futures transactions	39,184	577,566	637,020	494,098

Net realized gain	5,102,173	21,655,771	16,880,871	13,387,781

Change in unrealized appreciation (depreciation) on investment securities of affiliated issuers	(3,240,856)	4,917,604	20,092,815	24,686,374
Change in unrealized depreciation on futures	5,786	79,027	119,943	122,117

Net change in unrealized appreciation	(3,235,070)	4,996,631	20,212,758	24,808,491

Net Realized and Unrealized Gain	1,867,103	26,652,402	37,093,629	38,196,272

Net Increase in Net Assets Resulting from Operations	$3,127,353	$36,046,480	$42,517,464	$40,923,035

(1)	See Note 3a and 3c in Notes to Financial Statements.

See Notes to Financial Statements.	77

STATEMENTS OF CHANGES IN NET ASSETS

	Conservative Allocation Fund I		Balanced Allocation Fund I
	For the Year Ended		For the Year Ended
	12/31/13	12/31/12	12/31/13	12/31/12
Operations:
Net investment income	$1,260,250	$1,649,298	$9,394,078	$10,157,308
Net realized gain on investment securities and futures transactions	5,102,173	2,170,590	21,655,771	7,558,339
Net change in unrealized appreciation (depreciation) on investment securities and futures	(3,235,070)	1,520,272	4,996,631	19,489,434

Net increase in net assets resulting from operations	3,127,353	5,340,160	36,046,480	37,205,081

Dividends to Shareholders:
Dividends from net investment income(1)	(2,555,816)	(2,141,071)	(13,881,599)	(13,614,253)
Distributions from net realized capital gains	(476,714)	—	—	—

Total dividends	(3,032,530)	(2,141,071)	(13,881,599)	(13,614,253)

Capital Share Transactions:
Proceeds from GS2 shares sold	10,446,277	12,716,837	30,704,095	20,064,388
Reinvestment of dividends and distributions into GS2 shares	3,015,087	2,125,628	13,840,284	13,566,365
Value of GS2 shares redeemed	(12,635,464)	(9,464,251)	(24,596,392)	(22,233,722)

Net increase (decrease) from capital share transactions(2)	825,900	5,378,214	19,947,987	11,397,031

Total increase in net assets	920,723	8,577,303	42,112,868	34,987,859

Net Assets:
Beginning of Year	82,718,162	74,140,859	345,254,487	310,266,628

End of Year*	$83,638,885	$82,718,162	$387,367,355	$345,254,487

*Including undistributed net investment income	$—	$705,405	$5,275,083	$5,274,456

(1)	Includes dividends paid from the short-term portion of capital gain distributions received from affiliated funds.
(2)	See Note 6 in Notes to Financial Statements.

78	See Notes to Financial Statements.

Growth Allocation Fund I		Aggressive Allocation Fund I
For the Year Ended		For the Year Ended
12/31/13	12/31/12	12/31/13	12/31/12

$5,423,835	$5,051,180	$2,726,763	$2,573,267
16,880,871	3,596,208	13,387,781	2,229,394
20,212,758	20,569,665	24,808,491	17,103,003

42,517,464	29,217,053	40,923,035	21,905,664

(9,414,953)	(5,883,636)	(4,675,371)	(2,288,303)
—	—	—	—

(9,414,953)	(5,883,636)	(4,675,371)	(2,288,303)

29,753,490	10,082,428	17,600,936	6,044,994
9,406,951	5,877,919	4,673,297	2,286,963
(17,497,829)	(20,845,946)	(12,491,272)	(14,584,673)

21,662,612	(4,885,599)	9,782,961	(6,252,716)

54,765,123	18,447,818	46,030,625	13,364,645

216,330,880	197,883,062	142,830,777	129,466,132

$271,096,003	$216,330,880	$188,861,402	$142,830,777

$1,464,856	$1,465,336	$4,390,854	$2,572,546

See Notes to Financial Statements.	79

FINANCIAL HIGHLIGHTS

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated												Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income (1)		Capital Gain Distribu- tions Received from Affiliated Funds		Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income (2)	Distribu- tions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(3)(4)	Expenses, Gross (3)(5)	Investment Income, Net (1)(4)	Portfolio Turnover Rate
Conservative Allocation Fund I
GS2 Class
2013	$9.75	$0.15	#	$0.22		$0.01	$(0.31)	$(0.06)	$9.76	3.85%	$83,639	0.15%	0.20%	1.48%	21%
2012	9.35	0.20	#	0.15		0.31	(0.26)	—	9.75	7.07	82,718	0.15	0.21	2.10	8
2011	9.42	0.22	#	0.05		(0.09)	(0.25)	—	9.35	1.92	74,141	0.15	0.24	2.26	26
2010	9.06	0.23	#	0.10		0.33	(0.30)	—	9.42	7.25	71,926	0.15	0.20	2.50	12
2009	8.00	0.32	#	—	†	1.05	(0.31)	—	9.06	17.13	64,230	0.15	0.23	3.70	35
Balanced Allocation Fund I
GS2 Class
2013	$10.06	$0.27	#	$0.55		$0.21	$(0.40)	$—	$10.69	10.22%	$387,367	0.13%	0.13%	2.51%	31%
2012	9.35	0.31	#	0.30		0.51	(0.41)	—	10.06	12.05	345,254	0.14	0.14	3.06	5
2011	9.64	0.31	#	0.11		(0.31)	(0.40)	—	9.35	1.14	310,267	0.14	0.14	3.14	18
2010	9.00	0.33	#	0.15		0.60	(0.44)	—	9.64	12.04	347,489	0.13	0.13	3.56	19
2009	7.53	0.37	#	0.08		1.46	(0.44)	—	9.00	25.28	326,676	0.14	0.14	4.46	20
Growth Allocation Fund I
GS2 Class
2013	$10.70	$0.25	#	$0.92		$0.83	$(0.44)	$—	$12.26	18.72%	$271,096	0.14%	0.14%	2.15%	28%
2012	9.56	0.25	#	0.36		0.83	(0.30)	—	10.70	15.09	216,331	0.15	0.15	2.41	4
2011	10.08	0.24	#	0.05		(0.51)	(0.30)	—	9.56	(2.21)	197,883	0.15	0.15	2.34	13
2010	9.13	0.24	#	0.07		0.94	(0.30)	—	10.08	13.68	233,557	0.14	0.14	2.60	13
2009	7.35	0.26	#	0.04		1.78	(0.30)	—	9.13	28.22	209,059	0.15	0.15	3.28	13
Aggressive Allocation Fund I
GS2 Class
2013	$11.24	$0.21	#	$1.40		$1.51	$(0.36)	$—	$14.00	27.73%	$188,861	0.15%	0.16%	1.62%	17%
2012	9.74	0.20	#	0.37		1.11	(0.18)	—	11.24	17.31	142,831	0.15	0.16	1.87	8
2011	10.44	0.16	#	0.01		(0.69)	(0.18)	—	9.74	(4.93)	129,466	0.15	0.18	1.51	9
2010	9.21	0.16	#	—	†	1.24	(0.17)	—	10.44	15.23	157,310	0.15	0.16	1.67	5
2009	7.20	0.16	#	—	†	2.06	(0.21)	—	9.21	30.87	143,264	0.15	0.17	2.10	5

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Includes dividends paid from the short-term portion of capital gain distributions received from affiliated Funds.
(3)	Does not include expenses of the investment companies in which the Fund invests.
(4)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower) than the ratio shown.
(5)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

80	See Notes to Financial Statements.

FIXED INCOME SELECT FUNDS (Unaudited)

The central theme in the bond market during 2013 was the continuation of the Federal Reserve’s (the central bank of the United States) monetary policy and the impact to its returns. Since the fall out from the financial crisis in 2008, the heavy burden of stimulating the domestic economy has fallen squarely on the shoulders of the Federal Reserve. While many pundits debate whether or not the Federal Reserve’s policies are sound and will result in positive outcomes, most agree that they have been aggressive in an attempt to avoid recessionary and deflationary environments.

During 2013, the Federal Reserve maintained the federal funds rate at 0% - 0.25%, keeping very short-term rates tethered near zero. Additionally, the Federal Reserve implemented quantitative easing (“QE”), or the monthly purchase of $85 billion in fixed income securities (including both U.S. Treasuries and mortgages) for most of the year, in an effort to keep interest rates artificially low. What has been the Federal Reserve’s plan behind its policies? The Federal Reserve’s goal has been to stimulate economic activity to a level whereby the economy is more “self-sufficient” or “balanced” and does not need external support from the central bank. First, the Federal Reserve has been trying to stimulate credit expansion. The low interest rate environment has been expected to stimulate the economy by enabling consumers and businesses to borrow money at lower interest rates, which makes borrowing more attractive. Credit expansion is typically bullish for the economy, leading to spending and investment activity. This is especially true in the housing market, a very important sector to the U.S. economy. Secondly, the Federal Reserve has been successful in pushing or directing cash or funds into riskier assets, such as stocks, as more conservative assets such as certificates of deposit, money market funds and fixed income securities have become increasingly less attractive to investors. As asset prices of riskier assets appreciate, investors’ net worth increases which is expected to elevate consumer confidence and stimulate spending.

You may have heard the old adage “do not fight the Fed!” This motto was especially true in 2013 as riskier assets, such as equities, greatly outpaced the performance of cash and fixed income securities. As evidence, the S&P 500® Index, representing the broad domestic equity market, posted an annual return of 32.39%, compared to the Barclays U.S. Aggregate Bond Index, a proxy for the broad domestic bond market, that generated an annual return of -2.02%. Thus, the domestic equity market outperformed the domestic fixed income market by approximately 35.00% during the year, representing a very wide margin. As the year came to an end, the focus remained on the Federal Reserve with many contemplating the sustainability of economic growth and the possible impact of further tapering (reducing the bond repurchase program) on the economy and interest rate levels.

Recently, a question often asked by many has been why and/or how did the bond market generate a negative return during 2013? The answer is the simple inverse relationship between bond prices and interest rates. Due to the aggressive monetary policy, interest rates have been at historically low levels for some time. However, with some signs of improved economic conditions (third quarter GDP at 4.10%) and the beginning of the Federal Reserve reducing its bond repurchase program in December, yields have increased off their lows during the year. Given the inverse relationship between bond prices and interest rates, bond prices generally moved downward during 2013 as yields moderately increased. The price depreciation, in many cases, was greater than the interest income generated from the bonds, causing a negative total return across most bond sectors. Bond investors have generally experienced positive returns in the broad bond market over the past few decades as a secular decline in interest rates during this time period has provided a nice tailwind for bond investors. Thus, the negative absolute return for the broad bond market in 2013 caught some by surprise. In fact, the year 1999 was the last year the Barclays U.S. Aggregate Bond Index posted a negative calendar year return, and the index has only posted a negative calendar year return on three occasions (including 2013) since its inception in 1976.

As referenced, U.S. Treasury yields, primarily in the belly and long-end of the U.S. Treasury yield curve, increased during 2013, providing a headwind for bond prices. For illustration, the yield on the 10-year U.S. Treasury increased from 1.76% to 3.03%, during the year while the yield on the 30-year U.S. Treasury elevated from 2.95% to 3.97%. In general, bonds with longer maturities (or durations) underperformed their shorter-maturity (or duration) counterparts given longer maturity bonds are more sensitive to interest rate movements. For example, the Barclays U.S. Aggregate Government – Long Index (proxy for long maturity bonds) posted an annual return of -12.48% for the year compared to the Barclays U.S. Treasury Intermediate Bond Index (proxy for intermediate maturity bonds) that generated an annual return of -1.34%. Therefore, an investor’s return during the year for his or her bond portfolio was largely dependent upon the portfolio’s duration position.

With the exception of cash equivalents and the high yield bond sector, most bond sectors posted negative absolute returns for the period. The U.S. Treasury sector, as measured by the Barclays U.S. Aggregate Government Treasury Index, posted an annual return of -2.75%, due to the increasing yield environment. The U.S. Treasury sector was the worst performing sector within the Barclays U.S. Aggregate Bond Index during the year.

The U.S. investment grade (defined as credit quality of BBB- or higher) credit sector posted an annual return of -1.53%. This segment of the bond market, albeit negative for the year, performed better than many given its yield orientation and the benefit from modest risk premium, or spread, compression. Within the corporate bond sector, financials performed best followed by industrials and then utilities. New issuance within the corporate bond sector was robust during the year as companies took advantage of cheap financing. U.S. agency mortgages, a large constituent of the Barclays U.S. Aggregate Bond Index, posted an annual return -1.41%.

The high yield bond sector (defined as below investment grade corporate bonds) was one of the lone bright spots in the bond market, posting an annual return of 7.44% as measured by the Barclays U.S. Aggregate Credit-Corporate High Yield 2% Issuer Capped Index. This sector is considered one of the more risky segments in the bond market, and like equities, benefited from the “risk-on” environment during 2013. The sector was in high demand as investors were seeking higher yielding securities. With the Federal Reserve’s policies coupled with modest economic improvement, default risk in the sector remained low.

Emerging markets debt lagged most other sectors during the year as the sector was down -8.31% for the year. The sector suffered due to concerns over the ongoing growth prospects and negative current account balances of several emerging market countries.

Money Market Fund (Unaudited)

During 2013, the Federal Reserve maintained a very aggressive monetary policy, keeping the federal funds rate at 0% - 0.25% in a concerted effort to stimulate economic growth and improve unemployment. As a result, short-term rates remained at historically low levels throughout the year. At its regularly scheduled Federal Open Market Committee meeting in December, the Federal Reserve announced its decision to modestly reduce the pace of its asset repurchase program. The committee decided to reduce the pace of its U.S. Treasury security purchases from $45 billion per month to $40 billion per month. Despite the Federal Reserve’s announcement related to its plans to reduce its asset purchases, the committee expressed a dovish view stating that “it likely will be appropriate to maintain the current target range for the federal funds rate well past the time the unemployment rate declines below 6.5%, especially if projected inflation continues to run below the committee’s 2% longer-run goal.” Therefore, expectations were for monetary policy to remain very accommodative over the near-term which will most likely result in a low, short-term yield environment.

Given the environment of historically low interest rates, money market funds (which are lenders to borrowers at short-term interest rates) experienced another year of “just-above-zero” returns. At the end of 2013, the 90-day U.S. Treasury bill was yielding a very modest 0.07%. The low yield environment, coupled with the regulatory constraints of Rule 2a-7 of the Investment Company Act of 1940, made it incredibly difficult for money market funds across the industry to post positive returns after paying for fund-related expenses.

The Fund was invested in a broad range of high quality, short-term money market instruments denominated exclusively in U.S. dollars. The Fund maintained a stable per share price of $1.00, while paying monthly dividends based on the daily account value. The GS4 Class of the Fund returned 0.02% for the one-year period ended December 31, 2013, as compared to a 0.05% return for the Citigroup 3-Month Treasury bill Index (the benchmark index). The Fund’s relative underperformance was due to the impact of Fund expenses as the low-rate environment provided little opportunity to generate returns sufficient to cover expenses and outpace the benchmark index. In the midst of the difficult interest rate and economic environment, the management of the Fund remained true and steadfast to its primary objectives of preservation of capital and liquidity versus sacrificing quality and taking imprudent risk in an effort to stretch for incremental yield. Stretching for yield in this environment provided an asymmetrical payoff, providing little, if any upside, while increasing the potential for a material negative return event. Throughout 2013, the Fund remained well diversified across many sectors including commercial paper, certificates of deposits, time deposits, floating rate notes and U.S. Treasuries. At year-end, the Fund’s weighted average maturity was 47 days. During the year, the Fund’s weighted average maturity peaked at 58 days in April.

This Fund may be suitable for investors who have a short-term investment horizon, seek to maintain a stable dollar value for their investment and can accept a long-term rate of return that may be lower than other fixed income and stock investments.

An investment in the Fund is not insured or guaranteed by the Federal Depository Insurance Corporation or any other governmental agency. Although the Fund seeks to maintain a value of $1.00 per share, it is possible to lose money.

At December 31, 2013, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
Commercial Paper	46.5
Certificates of Deposit	26.5
Municipal Bonds	13.4
U.S. Treasury Obligations	9.4
Repurchase Agreements	2.2
Time Deposits	2.0

100.0

83

Money Market Fund (Unaudited)

Average Annual Total Returns as of 12/31/13
	GS2 Class*	GS4 Class*	Benchmark**
One Year	0.04%	0.02%	0.05%
Five Year	0.18%	0.07%	0.10%
Ten Year	1.80%	1.65%	1.59%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2013 Prospectus, as amended on October 31, 2013)(1)	0.20%	0.44%

Yield as of 12/31/13(2)
	GS2 Class*	GS4 Class*
7-Day Annualized Yield (Net)	0.01%	0.01%
7-Day Annualized Yield (Gross)	0.19%	0.19%
(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

(2)

Yield for the Money Market Fund represents the annualization of the Fund’s declared dividends over the period indicated, excluding capital gains distributions. The yield more closely reflects the current earnings of the Fund than the total return. Gross Yield reflects the yield without fee waivers in effect.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The yield for the Money Market Fund represents annualization of the Fund’s declared dividends over the period indicated, excluding capital gains distributions. The 7-day annualized yield more closely reflects the current earnings of the Fund than the total return.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund for the 10-year period from December 31, 2003 to December 31, 2013, with all dividends and capital gains reinvested, with the Citigroup 3-Month Treasury Bill Index.

*These performance figures reflect expense waivers by the Fund’s investment adviser. Without these waivers, performance would have been lower. Performance figures shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

MONEY MARKET FUND SCHEDULE OF INVESTMENTS	December 31, 2013

	Par	Value
CERTIFICATES OF DEPOSIT — 26.5%
Bank of Montreal CHI
0.34%, 01/10/14†	$6,000,000	$6,000,000
0.24%, 09/05/14†	15,000,000	15,000,000
Bank of Nova Scotia Houston
0.39%, 10/06/14†	7,000,000	7,006,878
0.24%, 12/04/14†	10,000,000	10,000,000
BNP Paribas NY
0.33%, 02/03/14†	5,000,000	5,000,000
BNP Paribas SA
0.70%, 02/14/14	10,000,000	10,005,173
Canadian Imperial Bank of Commerce NY
0.27%, 02/04/14†	10,000,000	10,000,000
0.29%, 06/02/14†	10,000,000	10,000,000
0.24%, 06/13/14†	3,750,000	3,750,000
0.23%, 08/08/14†	13,000,000	13,000,000
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA NY
0.28%, 09/16/14†	20,500,000	20,500,000
Credit Suisse NY
0.26%, 03/18/14	6,000,000	6,000,000
0.26%, 04/17/14	20,000,000	20,000,000
0.32%, 06/06/14†	5,000,000	5,000,000
Deutsche Bank AG NY
0.29%, 02/28/14†	8,000,000	8,000,000
HSBC Bank PLC
0.30%, 01/15/14	15,000,000	15,000,000
Mitsubishi UFJ Trust & Banking Corporation NY
0.22%, 03/12/14†	15,000,000	15,000,000
Mitsubishi UFJ Trust and Bank
0.28%, 02/20/14	9,000,000	9,000,000
National Australia Bank, Ltd. NY
0.24%, 08/08/14†	11,000,000	11,000,772
0.24%, 08/14/14†	15,000,000	15,000,000
Natixis NY
0.29%, 03/06/14†	13,000,000	12,999,114
Nederlandse Water-schapsbank NV
1.38%, 05/16/14	5,000,000	5,021,087
Nordea Bank Finland PLC
0.25%, 01/30/14	10,000,000	9,999,960
Norinchukin Bank NY
0.11%, 01/08/14	20,000,000	20,000,000
Rabobank Nederland NV NY
0.41%, 01/08/14	5,000,000	5,000,000
0.26%, 04/22/14†	8,000,000	8,000,000
Royal Bank of Canada NY
0.23%, 01/15/14†	9,250,000	9,250,000
Skandinaviska Enskilda Banken
0.30%, 05/28/14	12,000,000	12,000,729
Societe Generale NY
0.25%, 01/31/14	5,000,000	5,000,000
0.34%, 03/06/14†	7,000,000	7,000,000
Sumitomo Mitsui Banking Corporation NY
0.22%, 03/10/14†	5,000,000	5,000,000
Svenska Handelsbanken AB
0.28%, 06/15/14 144A†	9,800,000	9,800,000
Toronto Dominion Bank NY
0.25%, 08/12/14	10,000,000	10,000,000

	Par	Value
Toronto-Dominion Bank NY
0.23%, 07/24/14†	$7,000,000	$7,000,000
UBS AG CT
1.24%, 01/28/14†	11,745,000	11,753,847
Westpac Banking Corporation NY
0.28%, 07/18/14†	10,750,000	10,750,000

Total Certificates of Deposit (Cost $362,837,560)		362,837,560

COMMERCIAL PAPER — 46.5%
Atlantic Asset Securitization LLC
0.09%, 01/02/14	16,124,000	16,123,960
Bedford Row Funding Corporation
0.30%, 04/03/14	14,000,000	13,989,267
BNP Paribas Finance
0.34%, 03/13/14	13,000,000	12,991,283
Caisse Centrale Desjardins Quebec Du
0.21%, 01/29/14	29,500,000	29,495,182
0.26%, 02/19/14	10,000,000	9,996,529
Charta LLC
0.25%, 02/10/14	13,000,000	12,996,389
Collateralized CP Co., LLC
0.30%, 01/30/14	12,000,000	11,997,100
0.30%, 03/11/14	10,000,000	9,994,250
Commonwealth Bank of Australia
0.26%, 03/28/14	22,000,000	22,003,260
0.24%, 05/02/14	7,500,000	7,500,000
0.24%, 05/16/14	13,000,000	12,999,741
CPPIB Capital, Inc.
0.24%, 01/03/14	12,000,000	11,999,840
DNB Bank ASA
0.26%, 01/27/14	15,000,000	14,997,183
0.26%, 02/06/14	15,000,000	14,996,175
Erste Abwicklungsanstalt
0.19%, 02/19/14	25,066,000	25,059,518
Fairway Finance Co., LLC
0.21%, 04/04/14	15,000,000	15,000,000
0.20%, 07/18/14	20,000,000	20,000,000
Gemini Securitization Corporation LLC
0.10%, 01/02/14	36,050,000	36,049,900
General Electric Capital Corporation
0.21%, 02/10/14	22,000,000	21,994,867
HSBC Bank PLC
0.25%, 10/22/14	15,000,000	15,000,000
0.24%, 10/30/14	12,000,000	12,000,000
Kells Funding LLC
0.20%, 02/03/14	9,000,000	9,000,008
0.24%, 05/12/14	14,500,000	14,487,337
0.21%, 07/07/14	15,000,000	15,000,000
0.24%, 10/15/14	15,000,000	14,998,804
Nederlandse Waterschapsbank
0.28%, 07/28/14	2,000,000	2,000,231
0.28%, 07/30/14	2,000,000	2,000,233
Nordea Bank AB
0.25%, 01/17/14	15,000,000	14,998,333
Northern Pines Funding LLC
0.25%, 03/06/14	10,000,000	9,995,555

See Notes to Financial Statements.	85

MONEY MARKET FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Old Line Funding LLC
0.24%, 03/17/14	$14,000,000	$13,993,000
0.21%, 05/09/14	10,000,000	10,000,000
0.23%, 05/20/14	12,000,000	11,989,343
0.23%, 06/09/14	15,000,000	14,984,762
Societe Generale North America
0.25%, 03/03/14	10,000,000	9,995,764
Svenska Handelsbanken AB
0.25%, 01/21/14	17,000,000	16,997,639
0.25%, 02/07/14	15,000,000	14,996,146
Sydney Capital Corporation
0.22%, 01/24/14	10,000,000	9,998,594
0.22%, 02/14/14	12,000,000	11,996,773
Thunder Bay Funding LLC
0.24%, 01/27/14	10,000,000	9,998,267
0.24%, 03/03/14	15,000,000	14,993,900
0.24%, 03/20/14	10,000,000	9,994,800
0.23%, 03/26/14	15,000,000	15,000,000
Victory Receivables Corporation
0.16%, 01/29/14	12,000,000	11,998,507
Westpac Banking Corporation
0.25%, 04/24/14	30,000,000	30,000,632

Total Commercial Paper (Cost $636,603,072)		636,603,072

MUNICIPAL BONDS — 13.4%
California Housing Finance Agency, Revenue Bond, Series D
0.06%, 01/07/14†	4,500,000	4,500,000
California Housing Finance Agency, Multi-Family III, Revenue Bond, Series E (LOC-Fannie Mae, Freddie Mac)
0.05%, 01/07/14†	9,400,000	9,400,000
California Statewide Communities Development Authority, Hallmark House Apartments, Revenue Bond, Series ZZ
0.05%, 01/07/14†	6,420,000	6,420,000
California Statewide Communities Development Authority, Kimberly Woods Apartments, Revenue Bond, Series B
0.05%, 01/07/14†	17,100,000	17,100,000
Connecticut State Health & Educational Facility Authority, Yale-New Haven Hospital, Revenue Bond, Series K2 (LOC-JPMorgan Chase Bank NA)
0.04%, 01/07/14†	11,160,000	11,160,000
Los Angeles Community Redevelopment Agency, Hollywood & Vine Apartments, Revenue Bond, Series A
0.05%, 01/07/14†	7,700,000	7,700,000
Los Angeles County Housing Authority, Malibu Meadows II, Revenue Bond, Series C
0.04%, 01/07/14†	5,799,000	5,799,000

	Par	Value
Maryland Community Development Administration, Multifamily Barrington Apartments Project, Revenue Bond, Series A
0.06%, 01/07/14†	$27,575,000	$27,575,000
New York City Housing Development Corporation, Multi-Family Housing (155 West 21st Street), Revenue Bond, Series A
0.04%, 01/07/14†	3,100,000	3,100,000
New York City Housing Development Corporation, Multi-Family Housing (90 West Street), Revenue Bond, Series A
0.04%, 01/07/14†	6,000,000	6,000,000
New York City Housing Development Corporation, Multi-Family Housing (West 61st Street Apartments), Revenue Bond, Series A
0.04%, 01/07/14†	3,000,000	3,000,000
New York City Industrial Development Agency, New York Law School Project, Revenue Bond, Series A (LOC-JPMorgan Chase Bank NA)
0.04%, 01/07/14†	7,400,000	7,400,000
New York City Municipal Water Finance Authority, Revenue Bond, Series B-1B
0.04%, 01/07/14†	5,000,000	5,000,000
New York State Dormitory Authority, City University, Revenue Bond, Series B (LOC-TD Bank NA)
0.04%, 01/07/14†	10,000,000	10,000,000
New York State Housing Finance Agency, 10 Barclay Street Housing, Revenue Bond, Series A
0.04%, 01/07/14†	10,000,000	10,000,000
New York State Housing Finance Agency, 10 Liberty Housing, Revenue Bond, Series A
0.03%, 01/07/14†	18,000,000	18,000,000
New York State Housing Finance Agency, Biltmore Tower Housing Project, Revenue Bond, Series A
0.04%, 01/07/14†	4,000,000	4,000,000
New York State Housing Finance Agency, Gotham West Project, Revenue Bond, Series A (LOC-Wells Fargo Bank N.A.)
0.11%, 01/07/14†	10,000,000	10,000,000
New York State Housing Finance Agency, The Victory Housing, Revenue Bond, Series 2001-A
0.04%, 01/07/14†	2,700,000	2,700,000

86	See Notes to Financial Statements.

	Par	Value
Pennsylvania Higher Educational Facilities Authority, Thomas Jefferson University, Revenue Bond, Series B (LOC-JP Morgan Chase Bank NA)
0.04%, 01/07/14†	$4,700,000	$4,700,000
Sacramento Housing Authority, The Lofts at Natomas Apartments, Revenue Bond, Series F
0.06%, 01/07/14†	10,190,000	10,190,000

Total Municipal Bonds (Cost $183,744,000)		183,744,000

TIME DEPOSITS — 2.0%
ING Bank NV
0.12%, 01/03/14	18,000,000	18,000,000
0.12%, 01/06/14	9,000,000	9,000,000

Total Time Deposits (Cost $27,000,000)		27,000,000

U.S. TREASURY OBLIGATIONS — 9.4%
U.S. Treasury Bills
0.05%, 03/13/14	18,000,000	17,998,403
0.09%, 06/19/14	25,000,000	24,989,320
0.08%, 06/26/14	35,000,000	34,986,311
0.09%, 06/26/14	30,000,000	29,987,533

		107,961,567

U.S. Treasury Note
2.38%, 09/30/14	20,000,000	20,334,571

Total U.S. Treasury Obligations (Cost $128,296,138)		128,296,138

REPURCHASE AGREEMENTS — 2.2%
Goldman Sachs & Co.
0.01% (dated 12/31/13, due 01/02/14, repurchase price $30,361,017, collateralized by Federal National Mortgage Association, 2.294% to 7.000%, due 01/08/46, total market value $31,271,830)
(Cost $30,361,000)	30,361,000	30,361,000

TOTAL INVESTMENTS — 100.0% (Cost $1,368,841,770)		1,368,841,770
Other Assets in Excess of Liabilities — 0.0%		156,219

NET ASSETS — 100.0%		$1,368,997,989

See Notes to Financial Statements.	87

MONEY MARKET FUND

SCHEDULE OF INVESTMENTS (Continued)

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2013, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Certificates of Deposit	$362,837,560	$—	$362,837,560	$—
Commercial Paper	636,603,072	—	636,603,072	—
Municipal Bonds	183,744,000	—	183,744,000	—
Repurchase Agreements	30,361,000	—	30,361,000	—
Time Deposits	27,000,000	—	27,000,000	—
U.S. Treasury Obligations	128,296,138	—	128,296,138	—

Total Assets - Investments in Securities	$1,368,841,770	$—	$1,368,841,770	$—

88	See Notes to Financial Statements.

Low-Duration Bond Fund (Unaudited)

The Fund invested in a diversified portfolio composed primarily of investment grade fixed income securities with an average dollar-weighted duration (a measure of bond prices’ sensitivity to changes in interest rates) normally between one to three years. The GS4 Class of the Fund underperformed its all-U.S. Treasury benchmark index, the Bank of America Merrill Lynch 1-3 Year Treasury Index, for the one-year period ended December 31, 2013 (-0.20% versus 0.36%). In an effort to outperform its benchmark index, the Fund tactically utilized spread sectors (such as corporates, mortgage-backed securities, asset-backed securities, Yankees and non-U.S. bonds) that traded at a yield premium relative to their U.S. Treasury counterparts. The strategy of overweighting to non-U.S. Treasuries sectors added value relative to the benchmark index for most of the year with the exception of the second quarter. During the second quarter, many non-U.S. Treasury sectors (or sectors that trade at a risk premium relative to U.S. Treasuries) came under pressure and declined in value due to elevated concerns over the Federal Reserve scaling back its bond purchase program. The “risk-off” environment during the second quarter coupled with the portfolio’s underweight to U.S. Treasury positioning was the primary cause of the Fund’s relative underperformance for the calendar year.

Other strategies involving derivatives were utilized during the year resulting in an overall modest impact to performance. U.S. Treasury futures and Eurodollar futures contracts were used for the common purposes of duration management and yield curve positioning strategies. Overall, these positions detracted from relative performance. Credit default swaps were utilized which positively impacted the Fund during the year as spreads compressed within the corporate bond sector. In an effort to gain exposure to non-U.S. interest rates and duration, interest rate swaps detracted from relative performance as interest rates rose in Mexico, Brazil and Australia. Currency forward contracts were used to hedge certain non-U.S. dollar positions and to take on active currency exposures in a few currencies. On an overall net basis, the currency strategies modestly detracted from performance.

During the year, the Fund remained true to its overall objective of seeking current income consistent with conservation of capital.

This Fund may be suitable for investors who have a short-term investment horizon, seek an investment return that is relatively stable and want to diversify their portfolio with a fixed income investment option. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings. To the extent that the investment adviser misjudges current market conditions, the Fund’s volatility may be amplified by its use of short sales and derivatives and by its ability to select sub-advisers to allocate assets. Short sales by a fund theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Leverage may increase the risk of loss and cause fluctuations in the market value of the Fund’s portfolio to have disproportionately large effects or cause the net asset value of the Fund generally to decline faster than it would otherwise.

Low-Duration Bond Fund (Unaudited)

At December 31, 2013, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
U.S. Treasury Obligations	26.3
Corporate Bonds	23.8
Mortgage-Backed Securities	20.7
Money Market Funds	13.8
Foreign Bonds	10.5
Asset-Backed Securities	10.0
Repurchase Agreements	4.7
Agency Obligations	3.2
Municipal Bonds	0.8
Loan Agreements	0.1
Purchased Option	0.1
Written Options	(0.1)
Securities Sold Short	(0.4)
TBA Sale Commitments	(2.1)

111.4

Low-Duration Bond Fund (Unaudited)

Average Annual Total Returns as of 12/31/13
	GS2 Class*	GS4 Class*	Benchmark**
One Year	0.02%	-0.20%	0.36%
Five Year	4.47%	4.26%	1.09%
Ten Year	3.26%	3.08%	2.57%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2013 Prospectus, as amended on October 31, 2013)(1)	0.42%	0.66%

(1)Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund for the 10-year period from December 31, 2003 to December 31, 2013, with all dividends and capital gains reinvested, with the Bank of America Merrill Lynch 1-3 Year Treasury Index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

91

LOW-DURATION BOND FUND SCHEDULE OF INVESTMENTS	December 31, 2013

	Par	Value
AGENCY OBLIGATIONS — 3.2%
Federal Home Loan Bank
0.06%, 01/02/14	$7,100,000	$7,099,994
0.05%, 01/08/14	5,200,000	5,199,971
0.13%, 01/08/14	2,000,000	1,999,989
0.07%, 01/22/14	300,000	299,997
0.07%, 01/31/14	2,100,000	2,099,949
Federal Home Loan Mortgage Corporation
0.07%, 01/06/14	6,100,000	6,099,983
0.15%, 01/13/14	2,600,000	2,599,983
0.13%, 08/01/14	1,500,000	1,499,210
Small Business Administration
6.95%, 11/01/16	107,806	113,152

Total Agency Obligations (Cost $27,006,835)		27,012,228

ASSET-BACKED SECURITIES — 10.0%
Aircraft Certificate Owner Trust
6.46%, 09/20/22+ 144A	107,551	107,014
Aircraft Lease Securitisation, Ltd.
0.43%, 05/10/32 144A†	575,347	550,142
Ally Master Owner Trust
0.62%, 02/15/18†	1,100,000	1,098,822
0.62%, 04/15/18†	1,400,000	1,397,099
American Express Credit Account Master Trust
0.98%, 05/15/19	2,250,000	2,243,677
AmeriCredit Automobile Receivables Trust
4.04%, 07/10/17	1,226,000	1,276,618
1.31%, 11/08/17	370,000	371,160
0.96%, 04/09/18	1,200,000	1,202,227
1.19%, 05/08/18	785,000	782,192
1.66%, 09/10/18	500,000	501,731
1.79%, 03/08/19	980,000	972,683
2.72%, 09/09/19	400,000	404,698
2.29%, 11/08/19	655,000	655,018
Apidos CDO
1.39%, 04/15/25 144A†	2,090,000	2,049,937
1.94%, 04/15/25 144A†	250,000	243,711
Asset-Backed Securities Corporation Home Equity Loan Trust
0.44%, 09/25/34†	66,606	66,111
Babson CLO, Ltd.
1.34%, 04/20/25 144A†	2,300,000	2,258,057
Bear Stearns Asset-Backed Securities Trust
1.16%, 10/25/37†	798,865	748,823
0.35%, 01/25/47†	301,723	299,074
BNC Mortgage Loan Trust
0.28%, 11/25/36†	12,792	12,761
0.22%, 03/25/37†	241,075	236,106
Capital Auto Receivables Asset Trust
1.29%, 04/20/18	260,000	257,317
1.74%, 10/22/18	270,000	266,638
Cent CLO 18, Ltd.
1.37%, 07/23/25 144A†	1,400,000	1,373,208
CenterPoint Energy Transition Bond Co., LLC
0.90%, 04/15/18	1,125,372	1,125,525

	Par	Value
Chester Asset Receivables Dealings PLC
0.71%, 04/15/16(U)†	$730,000	$1,208,737
Citibank Credit Card Issuance Trust
1.32%, 09/07/18	1,493,000	1,503,193
5.65%, 09/20/19	3,500,000	4,008,707
Conseco Financial Corporation
6.04%, 11/01/29	8,933	9,248
Credit Acceptance Auto Loan Trust
2.61%, 03/15/19 144A	720,661	725,027
1.50%, 04/15/21 144A	1,410,000	1,409,128
Crusade ABS Trust
3.61%, 07/12/23(A)†	1,600,000	1,426,249
CSAB Mortgage Backed Trust
5.72%, 09/25/36 STEP	599,135	450,739
Discover Card Execution Note Trust
0.81%, 08/15/17	1,100,000	1,103,534
Dryden XXVIII Senior Loan Fund
1.34%, 08/15/25 144A†	930,000	914,338
1.79%, 08/15/25 144A†	1,175,000	1,128,188
DT Auto Owner Trust
1.85%, 04/17/17 144A	1,620,000	1,622,710
Enterprise Fleet Financing LLC
1.14%, 11/20/17 144A	1,254,992	1,258,862
FHLMC Structured Pass-Through Securities
0.42%, 08/25/31†	634,621	619,802
First Investors Auto Owner Trust
3.40%, 03/15/16 144A	410,594	411,531
Ford Credit Floorplan Master Owner Trust
1.39%, 09/15/16	790,000	792,336
GE Capital Credit Card Master Note Trust
1.03%, 01/15/18	1,500,000	1,504,141
Gracechurch Card Funding PLC
0.87%, 02/15/17 144A†	1,050,000	1,055,328
1.02%, 02/15/17 144A(E)†	800,000	1,106,461
Great America Leasing Receivables
1.83%, 06/17/19 144A	200,000	198,163
HLSS Servicer Advance Receivables Backed Notes
1.29%, 09/15/44 144A	735,000	734,559
1.50%, 01/16/46 144A	700,000	697,410
1.79%, 05/15/46 144A	900,000	884,271
Huntington Auto Trust
0.38%, 09/15/15	1,115,414	1,115,484
IFC SBA Loan-Backed Adjustable Rate Certificate
1.25%, 01/15/24 144A†	103,523	103,653
Invitation Homes 2013-SFR1 Trust
1.31%, 12/17/30 144A†	790,000	791,032
LA Arena Funding LLC
7.66%, 12/15/26 144A	336,893	380,387
MMAF Equipment Finance LLC
1.27%, 09/15/15 144A	646,330	647,030

92	See Notes to Financial Statements.

	Par	Value
Motor 2012 PLC
1.29%, 02/25/20 144A	$252,000	$253,131
Nissan Master Owner Trust Receivables
0.47%, 02/15/18†	2,525,000	2,520,431
Oaktree Enhanced Income Funding, Ltd.
1.44%, 07/20/23 144A†	900,000	890,260
1.89%, 07/20/23 144A†	1,300,000	1,270,246
OHA Intrepid Leveraged Loan Fund, Ltd.
1.16%, 04/20/21+ 144A†	1,622,324	1,618,268
Red & Black Auto France
1.08%, 12/28/21(E)†	360,370	496,963
Santander Consumer Acquired Receivables Trust
1.66%, 08/15/16 144A	478,849	479,751
2.01%, 08/15/16 144A	354,981	355,872
Santander Drive Auto Receivables Trust
0.80%, 10/17/16 144A	1,750,000	1,751,640
1.94%, 03/15/18	270,000	271,463
3.01%, 04/16/18	1,305,000	1,342,990
2.70%, 08/15/18	300,000	306,286
1.78%, 11/15/18 144A	1,770,000	1,757,710
1.76%, 01/15/19	580,000	575,373
2.73%, 10/15/19	675,000	668,774
3.12%, 10/15/19 144A	1,025,000	1,045,215
3.78%, 10/15/19 144A	905,000	919,020
SLC Private Student Loan Trust
0.36%, 01/15/19†	84,971	84,945
SLM Private Credit Student Loan Trust
0.44%, 06/15/21†	730,245	721,621
0.64%, 03/15/22†	512,042	500,861
SLM Private Education Loan Trust
1.82%, 12/15/17 144A†	25,559	25,566
1.27%, 12/15/21 144A†	259,406	260,606
1.02%, 02/15/22 144A†	1,207,938	1,208,249
1.27%, 08/15/23 144A†	1,057,360	1,063,342
0.92%, 10/16/23 144A†	383,296	382,896
3.42%, 05/16/44 144A†	2,451,232	2,597,907
SLM Student Loan Trust
0.24%, 07/25/17†	391,497	390,700
0.35%, 10/25/24†	717,760	714,708
0.71%, 06/25/27†	1,165,688	1,163,021
Structured Asset Securities Corporation Mortgage Loan Trust
1.67%, 04/25/35†	667,826	634,656
Trade MAPS 1, Ltd.
0.87%, 12/10/18 144A†	1,500,000	1,502,760
Turbo Finance 2 PLC
5.50%, 02/20/19(U)	848,000	1,447,762
Tyron Park CLO, Ltd.
1.39%, 07/15/25 144A†	1,270,000	1,251,692
1.82%, 07/15/25 144A†	1,175,000	1,157,552
Volkswagen Auto Loan Enhanced Trust
0.46%, 01/20/17	3,375,000	3,373,682
Wells Fargo Home Equity Asset-Backed Securities 2007-2 Trust
0.25%, 04/25/37†	17,895	17,867

	Par	Value
World Omni Master Owner Trust
0.52%, 02/15/18 144A†	$750,000	$750,322

Total Asset-Backed Securities (Cost $84,382,214)		84,084,705

CORPORATE BONDS — 23.8%
AbbVie, Inc.
1.75%, 11/06/17	1,130,000	1,129,108
Air Lease Corporation
3.38%, 01/15/19	625,000	628,125
American Express Credit Corporation
1.75%, 06/12/15	240,000	243,960
0.75%, 07/29/16†	940,000	945,168
American Express, Co.
0.83%, 05/22/18†	1,240,000	1,240,475
American Honda Finance Corporation
0.61%, 05/26/16 144A†	1,200,000	1,203,475
1.13%, 10/07/16	500,000	502,384
American International Group, Inc.
3.00%, 03/20/15	1,050,000	1,078,762
2.38%, 08/24/15	320,000	326,993
4.88%, 09/15/16	1,748,000	1,921,103
AmeriGas Partners LP
6.25%, 08/20/19	500,000	540,000
Amsouth Bank
5.20%, 04/01/15	1,000,000	1,047,818
Apple, Inc.
0.45%, 05/03/16	540,000	536,390
0.49%, 05/03/18†	1,250,000	1,249,221
1.00%, 05/03/18Δ	605,000	585,619
Ashland, Inc.
3.00%, 03/15/16	770,000	789,250
Astoria Financial Corporation
5.00%, 06/19/17	770,000	826,576
Autodesk, Inc.
1.95%, 12/15/17	350,000	346,559
Aviation Capital Group Corporation
3.88%, 09/27/16 144A	900,000	927,927
4.63%, 01/31/18 144AΔ	850,000	880,812
Bank of America Corporation
1.25%, 01/11/16Δ	919,000	923,597
3.75%, 07/12/16	920,000	978,660
6.50%, 08/01/16	1,582,000	1,787,295
6.00%, 09/01/17Δ	850,000	971,332
5.75%, 12/01/17	1,700,000	1,936,509
2.00%, 01/11/18	800,000	799,349
1.32%, 03/22/18†Δ	1,200,000	1,217,184
Bank of New York Mellon Corporation
0.80%, 08/01/18†	640,000	642,459
Baxter International, Inc.
0.95%, 06/01/16	230,000	230,112
BB&T Corporation
1.60%, 08/15/17	340,000	337,260
Berkshire Hathaway Finance Corporation
0.95%, 08/15/16	260,000	261,348

See Notes to Financial Statements.	93

LOW-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Capital One Financial Corporation
1.00%, 11/06/15Δ	$2,870,000	$2,870,055
3.15%, 07/15/16Δ	500,000	522,856
Caterpillar Financial Services Corporation
0.70%, 11/06/15Δ	1,160,000	1,161,933
CC Holdings GS V LLC
2.38%, 12/15/17Δ	300,000	297,423
Citigroup, Inc.
2.25%, 08/07/15	730,000	745,461
4.59%, 12/15/15	400,000	427,647
1.25%, 01/15/16	1,015,000	1,018,878
1.04%, 04/01/16†Δ	1,160,000	1,168,220
3.95%, 06/15/16Δ	3,842,000	4,089,913
1.20%, 07/25/16†	3,200,000	3,235,293
4.45%, 01/10/17	450,000	488,056
CMS Energy Corporation
4.25%, 09/30/15Δ	255,000	268,775
Computer Sciences Corporation
2.50%, 09/15/15Δ	210,000	214,440
ConAgra Foods, Inc.
1.35%, 09/10/15	160,000	161,178
1.30%, 01/25/16	240,000	240,538
Continental Airlines 2010-1 Class B Pass Through Trust
6.00%, 07/12/20	547,201	552,673
Coventry Health Care, Inc.
5.95%, 03/15/17	1,000,000	1,132,750
Crane Co.
2.75%, 12/15/18Δ	600,000	597,760
CSX Corporation
6.25%, 03/15/18	500,000	578,376
Daimler Finance North America LLC
0.86%, 03/28/14 144A†	2,600,000	2,603,752
1.30%, 07/31/15 144A	500,000	503,129
1.25%, 01/11/16 144A	530,000	530,639
0.92%, 08/01/16 144A†	690,000	691,859
0.95%, 08/01/16	200,000	200,539
2.95%, 01/11/17 144AΔ	238,000	245,759
Delphi Corporation
5.88%, 05/15/19Δ	880,000	935,000
Delta Air Lines 2010-2 Class B Pass Through Trust
6.75%, 05/23/17Δ	300,000	320,250
Devon Energy Corporation
1.20%, 12/15/16	560,000	560,170
Digital Realty Trust LP
4.50%, 07/15/15Δ	905,000	941,647
DIRECTV Holdings LLC
3.13%, 02/15/16	320,000	333,043
Discover Bank
2.00%, 02/21/18	1,380,000	1,356,722
Duke Energy Corporation
1.63%, 08/15/17	1,500,000	1,491,824
Eaton Corporation
0.95%, 11/02/15	450,000	451,888
Enterprise Products Operating LLC
1.25%, 08/13/15	230,000	231,620
EOG Resources, Inc.
0.99%, 02/03/14†	2,900,000	2,901,882
Equifax, Inc.
4.45%, 12/01/14	140,000	144,420

	Par	Value
ERAC USA Finance LLC
1.40%, 04/15/16 144A	$180,000	$180,243
6.38%, 10/15/17 144A	1,000,000	1,158,172
ERP Operating LP
6.58%, 04/13/15	1,100,000	1,182,413
5.13%, 03/15/16	432,000	469,591
5.38%, 08/01/16	568,000	626,644
Federal Express Corporation 2012 Pass-Through Trust
2.63%, 01/15/18 144A	484,832	489,072
Fidelity National Information Services, Inc.
2.00%, 04/15/18	340,000	330,952
Fifth Third Bank
1.15%, 11/18/16	700,000	700,008
Fiserv, Inc.
3.13%, 10/01/15Δ	1,250,000	1,294,731
FMG Resources
3.74%, 06/30/19Ω†	850,000	860,362
Ford Motor Credit Co., LLC
3.88%, 01/15/15	505,000	521,219
12.00%, 05/15/15	500,000	574,203
4.21%, 04/15/16	100,000	106,612
1.49%, 05/09/16†	610,000	619,308
3.98%, 06/15/16	1,600,000	1,702,437
8.00%, 12/15/16	1,820,000	2,155,717
3.00%, 06/12/17	560,000	582,494
2.38%, 01/16/18	500,000	505,464
5.00%, 05/15/18Δ	750,000	836,258
2.88%, 10/01/18Δ	550,000	563,600
Freeport-McMoRan Copper & Gold, Inc.
1.40%, 02/13/15Δ	200,000	201,172
2.15%, 03/01/17	210,000	211,529
GATX Corporation
2.50%, 03/15/19	500,000	496,354
General Electric Capital Corporation
1.00%, 12/11/15	2,000,000	2,016,990
0.89%, 07/12/16†	1,380,000	1,390,549
General Motors Co.
3.50%, 10/02/18 144A	953,000	979,208
General Motors Financial Co., Inc.
2.75%, 05/15/16 144A	1,303,000	1,322,545
4.75%, 08/15/17 144A	800,000	853,000
Genzyme Corporation
3.63%, 06/15/15	395,000	412,641
Glencore Funding LLC
1.60%, 01/15/19 144A†	1,200,000	1,178,498
Goldman Sachs Group, Inc.
1.60%, 11/23/15Δ	640,000	647,180
5.35%, 01/15/16Δ	761,000	823,935
3.63%, 02/07/16	2,874,000	3,017,734
5.75%, 10/01/16	135,000	150,756
6.25%, 09/01/17	2,003,000	2,295,059
1.44%, 04/30/18†	1,250,000	1,266,094
1.34%, 11/15/18†	580,000	582,045
Harley-Davidson Financial Services, Inc.
1.15%, 09/15/15 144A	340,000	341,264
Hartford Financial Services Group, Inc.
4.00%, 03/30/15	320,000	332,547

94	See Notes to Financial Statements.

	Par	Value
HCA, Inc.
7.88%, 02/15/20	$687,000	$739,384
7.25%, 09/15/20	360,000	393,300
Health Care REIT, Inc.
3.63%, 03/15/16	400,000	419,303
6.20%, 06/01/16	1,546,000	1,719,769
Hewlett-Packard Co.
2.63%, 12/09/14	590,000	599,942
2.35%, 03/15/15	800,000	812,760
2.20%, 12/01/15Δ	625,000	639,054
HSBC USA, Inc.
2.38%, 02/13/15	400,000	408,259
1.13%, 09/24/18†	800,000	802,031
Huntington National Bank
1.30%, 11/20/16	500,000	500,428
Hyundai Capital America
1.63%, 10/02/15 144A	500,000	502,718
3.75%, 04/06/16 144A	190,000	199,116
IAC/InterActiveCorp
4.88%, 11/30/18 144A	300,000	308,250
ING US, Inc.
2.90%, 02/15/18	1,400,000	1,433,285
Ingredion, Inc.
3.20%, 11/01/15	200,000	207,175
International Lease Finance Corporation
4.88%, 04/01/15Δ	1,250,000	1,298,437
8.63%, 09/15/15	100,000	111,375
5.75%, 05/15/16	600,000	644,250
Jabil Circuit, Inc.
7.75%, 07/15/16	295,000	337,038
JB Hunt Transport Services, Inc.
3.38%, 09/15/15	550,000	569,980
John Deere Capital Corporation
1.05%, 10/11/16	480,000	481,709
Johnson & Johnson
0.31%, 11/28/16†	3,300,000	3,304,257
JPMorgan Chase & Co.
3.70%, 01/20/15	1,000,000	1,031,470
0.86%, 02/26/16†	1,100,000	1,105,110
3.45%, 03/01/16	1,249,000	1,310,692
3.15%, 07/05/16	2,252,000	2,362,382
1.14%, 01/25/18†	610,000	616,706
KeyCorp
3.75%, 08/13/15Δ	360,000	376,615
2.30%, 12/13/18	850,000	844,814
Kroger Co.
0.80%, 10/17/16†	760,000	762,193
2.20%, 01/15/17	500,000	506,452
Lehman Escrow Bonds
0.00%, 12/28/17+Ω†#	2,600,000	—
6.63%, 12/31/99Ω†#	600,000	129,000
Life Technologies Corporation
3.50%, 01/15/16	800,000	833,732
Lincoln National Corporation
4.30%, 06/15/15	1,210,000	1,268,969
Marathon Oil Corporation
0.90%, 11/01/15	490,000	490,630
Marsh & McLennan Cos., Inc.
2.55%, 10/15/18	495,000	496,276
Masco Corporation
4.80%, 06/15/15	365,000	382,338

	Par	Value
Maxim Integrated Products, Inc.
2.50%, 11/15/18	$1,350,000	$1,340,117
Merrill Lynch & Co., Inc.
5.00%, 01/15/15	2,700,000	2,813,916
6.40%, 08/28/17	400,000	461,544
6.88%, 04/25/18	800,000	946,795
Morgan Stanley
1.49%, 02/25/16†	930,000	942,592
4.75%, 03/22/17	1,015,000	1,108,521
1.52%, 04/25/18†	1,520,000	1,543,326
Motorola Solutions, Inc.
6.00%, 11/15/17	400,000	455,380
Mylan, Inc.
1.80%, 06/24/16 144A	180,000	183,613
Nabors Industries, Inc.
2.35%, 09/15/16 144A	1,100,000	1,111,807
National Oilwell Varco, Inc.
1.35%, 12/01/17Δ	660,000	649,047
NBCUniversal Enterprise, Inc.
0.93%, 04/15/18 144A†	490,000	492,310
NBCUniversal Media LLC
3.65%, 04/30/15	550,000	572,186
NCUA Guaranteed Notes
1.40%, 06/12/15	1,180,000	1,198,207
New York Life Global Funding
1.65%, 05/15/17 144A	2,500,000	2,504,790
NextEra Energy Capital Holdings, Inc.
1.20%, 06/01/15	170,000	170,931
1.34%, 09/01/15	4,300,000	4,330,414
Nissan Motor Acceptance Corporation
1.00%, 03/15/16 144AΔ	910,000	906,067
1.95%, 09/12/17 144A	520,000	516,484
Northwest Airlines 2002-1 Class G-2 Pass Through Trust
6.26%, 05/20/23	155,687	167,177
Novus USA Trust
1.54%, 02/28/14 144A†	2,000,000	2,002,493
Omnicom Group, Inc.
5.90%, 04/15/16	285,000	315,215
Overseas Private Investment Corporation
0.00%, 04/15/16Ω†	1,550,720	2,092,090
PACCAR Financial Corporation
1.05%, 06/05/15	220,000	221,873
0.75%, 05/16/16	270,000	268,867
0.84%, 12/06/18†	250,000	250,661
Parker Hannifin Corporation
4.13%, 11/11/15(E)	700,000	1,016,203
Penske Truck Leasing Co. LP
2.50%, 07/11/14 144A	230,000	231,902
3.13%, 05/11/15 144A	600,000	617,294
2.50%, 03/15/16 144A	1,650,000	1,691,359
3.38%, 03/15/18 144AΔ	1,115,000	1,143,749
PepsiCo, Inc.
0.44%, 07/30/15†	700,000	701,387
Phillips 66
2.95%, 05/01/17	210,000	218,655
Pioneer Natural Resources Co.
5.88%, 07/15/16	2,410,000	2,674,972
Plains Exploration & Production Co.
6.50%, 11/15/20	540,000	596,629

See Notes to Financial Statements.	95

LOW-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Principal Life Global Funding II
1.00%, 12/11/15 144A	$530,000	$531,333
Procter & Gamble Co.
3.50%, 02/15/15Δ	200,000	206,675
ProLogis LP
6.63%, 05/15/18	1,000,000	1,169,098
Prudential Covered Trust
3.00%, 09/30/15 144A	680,000	701,364
Prudential Financial, Inc.
6.00%, 12/01/17	2,000,000	2,301,834
1.02%, 08/15/18†	500,000	502,152
PSEG Power LLC
2.45%, 11/15/18	250,000	247,037
Regions Financial Corporation
2.00%, 05/15/18	1,250,000	1,211,644
Retail Property Trust
7.88%, 03/15/16 144A	2,000,000	2,260,866
Samsung Electronics America, Inc.
1.75%, 04/10/17 144AΔ	1,150,000	1,143,538
SBA Tower Trust
4.25%, 04/15/40 144AΔ	510,000	517,049
Simon Property Group LP REIT
4.20%, 02/01/15Δ	140,000	144,146
Starbucks Corporation
0.88%, 12/05/16	450,000	447,488
SteelRiver Trans-mission Co., LLC
4.71%, 06/30/17 144A	523,094	541,344
TD Ameritrade Holding Corporation
4.15%, 12/01/14	660,000	681,577
Tennessee Gas Pipeline Co. LLC
8.00%, 02/01/16	518,000	588,469
Tesoro Corporation
4.25%, 10/01/17	550,000	576,125
Thermo Fisher Scientific, Inc.
2.25%, 08/15/16Δ	1,500,000	1,534,993
T-Mobile USA, Inc.
5.25%, 09/01/18 144AΔ	600,000	633,750
Toll Brothers Finance Corporation
4.00%, 12/31/18	390,000	397,800
Total System Services, Inc.
2.38%, 06/01/18	610,000	594,075
Union Bank NA
1.19%, 06/06/14†	3,000,000	3,011,082
1.50%, 09/26/16Δ	270,000	273,238
United Air Lines 2009-1 Pass-Through Trust
10.40%, 05/01/18Δ	446,817	507,138
United Airline 2009-2A Pass Through Trust
9.75%, 07/15/18	606,165	697,089
UnitedHealth Group, Inc.
1.40%, 10/15/17	210,000	207,539
Ventas Realty LP
1.55%, 09/26/16	1,780,000	1,793,827
Verizon Communications, Inc.
1.77%, 09/15/16†	240,000	247,418
1.99%, 09/14/18†	570,000	600,027
3.65%, 09/14/18	3,200,000	3,391,066

	Par	Value
5.15%, 09/15/23	$400,000	$430,302
Vesey Street Investment Trust I
4.40%, 09/01/16 STEP	700,000	752,072
Vornado Realty LP
4.25%, 04/01/15	700,000	722,040
Wachovia Bank NA
4.80%, 11/01/14Δ	360,000	373,445
Wal-Mart Stores, Inc.
0.60%, 04/11/16Δ	270,000	269,759
WellPoint, Inc.
1.25%, 09/10/15	440,000	443,243
2.38%, 02/15/17	1,060,000	1,073,833
1.88%, 01/15/18	900,000	890,789
Wells Fargo & Co.
0.87%, 04/23/18†	270,000	271,778
Wells Fargo Bank NA
4.75%, 02/09/15	1,000,000	1,045,213
Western Union Co.
3.35%, 05/22/19Δ	600,000	599,659
Wm. Wrigley Jr. Co.
1.40%, 10/21/16 144AΔ	1,200,000	1,202,640
2.00%, 10/20/17 144A	1,700,000	1,696,821
WPX Energy, Inc.
5.25%, 01/15/17Δ	780,000	836,550
Xcel Energy, Inc.
0.75%, 05/09/16	410,000	406,778

Total Corporate Bonds (Cost $197,388,861)		199,313,273

FOREIGN BONDS — 10.5%
Australia — 0.7%
Australia & New Zealand Banking Group, Ltd.
0.90%, 02/12/16	700,000	699,582
0.80%, 05/15/18†	1,230,000	1,230,298
Macquarie Bank, Ltd.
3.45%, 07/27/15 144A	750,000	775,909
2.00%, 08/15/16 144A	1,100,000	1,113,215
Perpetual Trustee- Apollo
3.87%, 10/03/40(A)	917,011	826,355
QBE Insurance Group, Ltd.
6.13%, 09/28/15(U)	250,000	442,085
Rio Tinto Finance USA PLC
1.13%, 03/20/15	500,000	502,934
Virgin Australia 2013-1A Trust
5.00%, 10/23/23 144A	700,000	717,938

		6,308,316

Bermuda — 0.1%
Aircastle, Ltd.
9.75%, 08/01/18Δ	405,000	443,475
Qtel International Finance, Ltd.
6.50%, 06/10/14 144A	660,000	675,708

		1,119,183

Brazil — 0.2%
Banco Bradesco SA
2.34%, 05/16/14 144A†	520,000	520,531
Banco do Nordeste do Brasil SA
3.63%, 11/09/15 144AΔ	710,000	716,213
BRF SA
7.75%, 05/22/18 144A(B)	2,500,000	882,696

		2,119,440

96	See Notes to Financial Statements.

	Par	Value
Canada — 0.7%
Bank of Montreal
0.84%, 04/09/18†	$610,000	$613,718
Canadian Imperial Bank of Commerce
1.55%, 01/23/18Δ	890,000	871,363
Manulife Financial Corporation
3.40%, 09/17/15	5,000	5,207
Nexen Energy ULC
5.20%, 03/10/15	790,000	826,718
Thomson Reuters Corporation
0.88%, 05/23/16	600,000	596,129
1.30%, 02/23/17	400,000	398,541
Total Capital Canada, Ltd.
0.62%, 01/15/16†	300,000	301,738
TransCanada PipeLines, Ltd.
0.93%, 06/30/16†	580,000	585,811
Xstrata Finance Canada, Ltd.
2.70%, 10/25/17 144A	1,740,000	1,761,338

		5,960,563

Cayman Islands — 0.4%
Baidu, Inc.
2.25%, 11/28/17	440,000	438,064
Hutchison Whampoa International, (12) (II) Ltd.
2.00%, 11/08/17 144A	370,000	366,101
IPIC GMTN, Ltd.
3.13%, 11/15/15 144AΔ	330,000	342,787
Petrobras International Finance Co.
3.88%, 01/27/16	590,000	610,333
Seagate HDD Cayman
3.75%, 11/15/18 144A	985,000	998,544
Trafford Centre Finance, Ltd.
0.72%, 07/28/15(U)†	48,217	78,814
XLIT, Ltd.
2.30%, 12/15/18	400,000	393,332

		3,227,975

Chile — 0.6%
Banco del Estado de Chile
2.00%, 11/09/17 144A	1,100,000	1,083,218
Banco Santander Chile
1.84%, 01/19/16 144A†@	2,500,000	2,510,611
Celulosa Arauco y Constitucion SA
5.63%, 04/20/15	1,260,000	1,329,077

		4,922,906

Colombia — 0.0%
Bancolombia SA
4.25%, 01/12/16Δ	210,000	218,925

Costa Rica — 0.0%
Banco Nacional de Costa Rica
4.88%, 11/01/18 144A	500,000	491,250

France — 1.8%
Banque Federative du Credit Mutuel SA
1.09%, 10/28/16 144A†	1,825,000	1,831,837
Banque PSA Finance SA
2.14%, 04/04/14 144A†@	800,000	799,720
BNP Paribas SA
0.83%, 12/12/16†	1,280,000	1,282,799

	Par	Value
1.25%, 12/12/16	$2,500,000	$2,492,134
BPCE SA
1.99%, 02/07/14 144A†	2,300,000	2,303,503
1.49%, 04/25/16†	680,000	689,240
Credit Agricole SA
1.40%, 04/15/16 144A†	960,000	972,485
Dexia Credit Local SA
0.62%, 11/07/16 144A†@	3,200,000	3,202,929
RCI Banque SA
1.12%, 04/07/15(E)†	900,000	1,228,780

		14,803,427

Germany — 0.5%
Deutsche Bank AG
6.00%, 09/01/17Δ	1,070,000	1,223,144
State of North Rhine-Westphalia
1.63%, 09/17/14	3,100,000	3,128,225

		4,351,369

Italy — 0.3%
Intesa Sanpaolo SpA
2.64%, 02/24/14 144A†Δ	2,300,000	2,306,803

Japan — 0.1%
Softbank Corporation
4.50%, 04/15/20 144AΔ	400,000	392,000
Sumitomo Mitsui Banking Corporation
0.90%, 01/18/16	390,000	389,453
0.91%, 07/19/16†Δ	290,000	291,794

		1,073,247

Luxembourg — 0.1%
ArcelorMittal
4.25%, 08/05/15	600,000	623,250

Mexico — 1.4%
Grupo Idesa SA de CV
7.88%, 12/18/20 144A	700,000	710,500
Kansas City Southern de Mexico SA de CV
0.94%, 10/28/16†	1,000,000	1,000,271
2.35%, 05/15/20	510,000	475,820
Mexican Bonos
5.00%, 06/15/17(M)	21,500,000	1,661,630
Mexico Cetes
0.00%, 02/06/14(M)Ω†	364,000,000	2,778,850
0.00%, 02/20/14(M)Ω†	390,000,000	2,973,696
Petroleos Mexicanos
2.27%, 07/18/18†Δ	820,000	846,650
5.50%, 01/21/21	1,400,000	1,512,000

		11,959,417

Netherlands — 0.5%
ABN AMRO Bank NV
1.04%, 10/28/16 144A†	600,000	601,080
Achmea Hypotheekbank NV
3.20%, 11/03/14 144A	121,000	123,859
ING Bank NV
3.75%, 03/07/17 144A	900,000	948,610
Volkswagen International Finance NV
1.00%, 03/21/14 144A†	100,000	100,174

See Notes to Financial Statements.	97

LOW-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
0.86%, 04/01/14 144A†	$1,200,000	$1,201,371
1.13%, 11/18/16 144A	1,220,000	1,217,780

		4,192,874

New Zealand — 0.1%
ANZ New Zealand International, Ltd.
1.13%, 03/24/16 144A	580,000	579,202

Norway — 0.7%
Nordea Eiendomskreditt AS
2.13%, 09/22/17 144A	1,250,000	1,283,339
SpareBank 1 Boligkreditt AS
2.63%, 05/26/17 144A	1,000,000	1,041,510
Statoil ASA
0.70%, 11/08/18†	3,300,000	3,319,681

		5,644,530

Panama — 0.0%
Carnival Corporation
1.20%, 02/05/16	310,000	309,302

Peru — 0.1%
BBVA Banco Continental SA
2.25%, 07/29/16 144AΔ	500,000	500,000

Qatar — 0.1%
Qatar Government International Bond
3.13%, 01/20/17 144AΔ	580,000	609,000

Singapore — 0.1%
Oversea-Chinese Banking Corporation, Ltd.
1.63%, 03/13/15 144A	500,000	507,017

Slovenia — 0.1%
Slovenia Government Bond
4.38%, 04/02/14(E)	450,000	623,247

South Korea — 0.5%
Export-Import Bank of Korea
1.09%, 09/17/16†	800,000	803,667
Hyundai Capital Services, Inc.
4.38%, 07/27/16 144A	2,900,000	3,087,244

		3,890,911

Sweden — 0.5%
Nordea Bank AB
1.14%, 01/14/14 144A†Δ	2,900,000	2,900,971
0.88%, 05/13/16 144A	1,320,000	1,314,199

		4,215,170

United Kingdom — 0.3%
BP Capital Markets PLC
0.75%, 05/10/18†	210,000	210,052
HSBC Bank PLC
0.88%, 05/15/18 144A†	1,190,000	1,193,858
Jaguar Land Rover Automotive PLC
4.13%, 12/15/18 144A	1,200,000	1,213,500

		2,617,410

Virgin Islands (British) — 0.6%
CNOOC Finance 2013, Ltd.
1.13%, 05/09/16	4,800,000	4,785,082

	Par	Value
TSMC Global, Ltd.
1.63%, 04/03/18 144A	$370,000	$355,250

		5,140,332

Total Foreign Bonds (Cost $88,294,739)		88,315,066

LOAN AGREEMENTS — 0.1%
Activision Blizzard, Inc. Term B Loan
0.00%, 10/11/20 S	850,000	854,879
H.J. Heinz Co. Bank Loan
0.01%,06/05/20Ω†	208,950	210,404

Total Loan Agreements (Cost $1,064,854)		1,065,283

MORTGAGE-BACKED SECURITIES — 20.7%
Adjustable Rate Mortgage Trust
3.73%, 03/25/37†	1,853,512	1,397,363
Alternative Loan Trust
6.00%, 10/25/32	21,340	20,788
American Home Mortgage Investment Trust
2.17%, 10/25/34†	437,202	430,243
American Home Mortgage Assets Trust
1.06%, 11/25/46†	967,595	491,088
Arran Residential Mortgages Funding PLC
1.69%, 11/19/47 144A†	1,499,410	1,521,019
Banc of America Commercial Mortgage Trust
5.45%, 01/15/49	371,989	371,623
5.65%, 06/10/49†	876,215	954,138
5.80%, 06/10/49†	80,873	80,794
Banc of America Funding 2006 J Trust
3.69%, 01/20/47†	553,533	442,506
Banc of America Mortgage Trust
6.50%, 10/25/31	77,818	81,742
Bear Stearns Adjustable Rate Mortgage Trust
2.79%, 01/25/34†	308,370	305,791
3.17%, 07/25/34†	446,099	442,229
2.80%, 10/25/34†	113,694	112,111
2.60%, 03/25/35†	746,879	751,860
Bear Stearns Alt-A Trust
0.90%, 11/25/34†	244,490	239,330
Bear Stearns Commercial Mortgage Securities Trust
5.32%, 02/11/44	1,206,188	1,320,868
5.74%, 06/11/50	559,158	573,964
CD 2007-CD4 Commercial Mortgage Trust
5.37%, 12/11/49†	395,000	407,939
COMM 2006-C8 Mortgage Trust
5.31%, 12/10/46	1,160,000	1,263,865
COMM 2010-C1 Mortgage Trust
3.16%, 07/10/46 144A	1,232,239	1,268,928
COMM 2012-CCRE2 Mortgage Trust
0.00%, 08/15/45 IOΩ†	2,059,562	227,320

98	See Notes to Financial Statements.

	Par	Value
COMM 2013-CCRE11 Mortgage Trust
0.00%, 10/10/46Ω†	$5,997,651	$482,469
COMM 2013-CCRE12 Mortgage Trust
2.90%, 10/10/46	2,055,000	2,102,480
COMM 2013-CCRE7 Mortgage Trust
0.00%, 03/10/46 IOΩ†	5,870,394	520,043
COMM 2013-SFS Mortgage Trust
1.87%, 04/12/35 144A	733,307	703,401
Commercial Mortgage Pass Through Certificates
1.68%, 10/13/28 144A†	1,335,000	1,339,546
Commercial Mortgage Trust
5.48%, 03/10/39	760,000	808,718
5.74%, 12/10/49	2,185,387	2,440,559
Countrywide Home Loan Mortgage Pass-Through Trust
0.70%, 02/25/35†	185,115	173,545
Credit Suisse Commercial Mortgage Trust
5.76%, 09/15/39†	1,155,000	1,164,660
5.62%, 09/15/40†	599,544	641,849
6.03%, 02/15/41†	560,300	563,117
Crusade Global Trust
0.30%, 11/15/37†	1,779,765	1,750,522
CSMC Series 2011-1R
1.17%, 02/27/47 144A†	716,296	714,012
CSMC Trust 13-IVR3
1.55%, 05/25/43 144A†	645,433	593,024
CSMC Trust 2013-IVR2
1.55%, 04/25/43 144A†	1,278,569	1,226,361
DBRR 2011-C32 Trust
5.73%, 06/17/49 144A†	1,805,000	1,967,365
DBRR 2012- EZ1 Trust
0.95%, 09/25/45 144A	606,964	606,992
Del Coronado Trust 2013-DEL
0.97%, 03/15/26 144A†	530,000	527,775
Deutsche Alt-B Securities Mortgage Loan Trust
5.87%, 10/25/36 STEP	495,687	365,355
5.89%, 10/25/36 STEP	495,687	365,693
Fannie Mae Connecticut Avenue Securities
2.16%, 10/25/23†	555,849	558,386
Fannie Mae Grantor Trust
3.31%, 02/25/32	97,931	100,472
FDIC 2010-R1 Trust
2.18%, 05/25/50 144A	848,752	846,835
FDIC Guaranteed Notes Trust
0.72%, 12/04/20 144A†	1,741,097	1,751,868
3.25%, 04/25/38 144A	482,644	498,629
0.72%, 02/25/48 144A†	263,835	264,452
Federal Home Loan Mortgage Corporation
5.00%, 01/01/19	183,457	194,311
5.00%, 02/01/19	218,609	231,557
5.00%, 12/01/19	403,006	426,803
5.50%, 05/01/22	1,319,734	1,415,386
2.48%, 07/01/27†	13,193	13,880
2.38%, 11/01/31†	61,541	65,492
2.38%, 04/01/32†	10,379	11,009

	Par	Value
2.17%, 06/01/33†	$992,421	$1,045,093
2.38%, 10/01/34†	237,073	252,070
2.50%, 08/01/35†	845,081	902,032
2.01%, 09/01/35†	470,329	495,465
2.27%, 10/01/35†	720,768	769,406
2.41%, 04/01/36†	595,450	634,730
5.50%, 05/01/38	797,305	868,962
5.50%, 02/01/40	247,004	269,204
Federal Home Loan Mortgage Corporation REMIC
4.00%, 08/15/25 STEP	452,168	472,331
3.50%, 08/15/41	3,388,757	3,525,788
4.50%, 09/15/41	1,054,888	1,126,673
4.50%, 11/15/41	1,148,139	1,243,147
Federal National Mortgage Association
5.00%, 01/01/18	365,850	389,710
5.00%, 07/01/19	91,934	98,439
5.00%, 05/01/21	815,929	873,522
5.00%, 11/01/21	342,268	366,490
2.29%, 12/01/24 CONV†	19,701	19,981
9.00%, 05/01/25	9,243	9,282
9.00%, 07/01/25	23,485	23,583
3.00%, 01/01/26 TBA	8,300,000	8,470,215
3.50%, 01/01/26 TBA	4,600,000	4,810,414
2.50%, 12/01/27	3,018,749	2,991,097
2.50%, 01/07/28 TBA	2,385,000	2,360,405
2.50%, 02/01/28	359,220	356,217
2.50%, 03/01/28	277,850	275,527
2.50%, 04/01/28	2,662,551	2,639,179
2.50%, 05/01/28	3,085,125	3,057,889
2.34%, 09/01/31†	87,535	92,491
1.46%, 08/01/32†	831,170	863,703
5.50%, 10/01/32‡‡	441,357	485,793
2.29%, 12/01/32†	505,640	532,350
2.04%, 04/01/33†	170,455	182,039
2.16%, 06/01/33†	152,404	161,334
2.54%, 06/01/33†	63,855	67,820
2.55%, 10/01/33†	308,522	325,995
2.35%, 12/01/33†	107,750	113,311
2.95%, 03/01/34†	98,743	99,521
2.06%, 09/01/34†	194,226	205,331
2.07%, 09/01/34†	249,777	263,924
1.94%, 10/01/34†	268,405	281,275
2.11%, 10/01/34†	285,633	300,831
2.50%, 02/01/35†	337,767	358,907
2.33%, 09/01/35†	618,156	654,056
2.53%, 12/01/35†	29,006	30,556
4.00%, 02/01/41 TBA	2,000,000	2,052,500
1.34%, 08/01/42†	528,584	540,187
2.50%, 10/01/42	42,461	38,476
2.50%, 01/01/43 TBA	1,000,000	904,922
2.50%, 02/01/43	1,956,130	1,772,585
1.34%, 07/01/44†	377,515	383,810
1.34%, 10/01/44†	278,290	282,809
2.00%, 01/16/46 TBA	1,150,000	1,107,414
Federal National Mortgage Association REMIC
4.00%, 11/25/19	96,454	101,269
4.00%, 06/25/26 STEP	801,556	844,400
0.76%, 05/25/30†	26,750	26,752
0.81%, 05/25/30†	21,151	21,151
0.71%, 09/25/41†	4,293,954	4,337,083

See Notes to Financial Statements.	99

LOW-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
FHLMC Multifamily Structured Pass-Through Certificates
3.61%, 06/25/14	$302,059	$303,910
0.00%, 05/25/19 IOΩ†	5,310,755	427,925
FHLMC Multifamily VRD Certificates
5.50%, 08/15/51	3,000,000	3,320,835
FHLMC Structured Pass-Through Securities
1.16%, 05/25/43†	867,971	888,410
1.54%, 07/25/44†	1,294,981	1,317,467
First Horizon Alternative Mortgage Securities Trust
2.21%, 06/25/34†	493,323	477,257
GE Capital Commercial Mortgage Corporation
5.48%, 12/10/49†	1,016,529	1,110,235
GMAC Commercial Mortgage Securities, Inc.
5.23%, 11/10/45†	1,387,367	1,483,027
Government National Mortgage Association
1.63%, 06/20/17†	4,732	4,897
2.00%, 06/20/21†	3,519	3,671
1.63%, 03/20/22†	215,352	223,332
1.63%, 01/20/23†	30,786	31,928
1.63%, 05/20/24†	61,126	63,292
1.63%, 07/20/25†	77,577	80,586
1.63%, 08/20/25†	20,231	21,016
1.63%, 11/20/25†	64,517	66,895
1.63%, 12/20/26†	88,839	92,114
1.63%, 07/20/27†	2,047	2,123
1.63%, 10/20/27†	34,117	35,376
8.50%, 10/15/29	25,136	26,127
0.77%, 02/16/30†	115,178	116,573
8.50%, 03/15/30	899	903
8.50%, 04/15/30	5,299	5,479
8.50%, 05/15/30	105,013	111,252
1.63%, 05/20/30†	54,390	56,325
8.50%, 06/15/30	6,409	6,580
8.50%, 07/15/30	55,535	61,030
8.50%, 08/15/30	15,758	17,826
8.50%, 09/15/30	1,758	1,778
8.50%, 11/15/30	8,698	9,383
8.50%, 12/15/30	30,120	34,744
8.50%, 02/15/31	17,644	18,838
5.16%, 06/16/31	153,765	154,029
0.47%, 03/20/37†	948,465	951,048
0.47%, 05/20/37†	410,627	410,969
Granite Mortgages 03-3 PLC
0.60%, 01/20/44(E)†	176,253	241,466
Granite Mortgages 04-1 PLC
0.84%, 03/20/44(U)†	410,663	675,451
Granite Mortgages 04-2 PLC
0.84%, 06/20/44(U)†	1,577,509	2,593,871
GreenPoint Mortgage Funding Trust
0.34%, 01/25/37†	761,297	531,399
0.43%, 11/25/45†	206,561	155,055
GS Mortgage Securities Trust
5.80%, 08/10/45†	1,520,105	1,668,775
GSR Mortgage Loan Trust
2.74%, 09/25/34†	493,242	461,745
2.65%, 09/25/35†	436,124	433,178

	Par	Value
HarborView Mortgage Loan Trust
2.72%, 12/19/35†	$1,168,921	$1,023,743
Hilton USA Trust 2013-HLF
1.17%, 11/05/30 144A†	1,220,000	1,220,793
Hilton USA Trust 2013-HLT
4.41%, 11/05/30 144A	825,000	826,068
5.22%, 11/05/30 144A†	975,000	977,280
Holmes Master Issuer PLC
1.59%, 10/15/54 144A†	216,032	216,996
1.64%, 10/15/54 144A†	680,931	682,722
1.79%, 10/15/54 144A†	501,270	506,026
1.89%, 10/15/54 144A†	1,472,409	1,493,295
2.27%, 10/15/54(U)†	1,033,348	1,734,827
Holmes Master Issuer PLC
1.64%, 10/15/54†	414,972	415,977
1.79%, 10/15/54†	700,789	707,087
IndyMac INDX Mortgage Loan Trust
0.43%, 06/25/37†	507,099	160,282
0.35%, 09/25/46†	837,932	694,423
JP Morgan Chase Commercial Mortgage Securities Trust
5.34%, 08/12/37†	1,062,600	1,104,888
5.43%, 06/12/47†	1,546,321	1,695,396
5.71%, 02/12/49†	780,975	873,856
5.85%, 02/15/51†	1,436,227	1,612,043
JP Morgan Mortgage Trust
3.55%, 02/25/35†	121,923	122,392
2.50%, 03/25/43 144A†	585,048	567,139
JPMBB Commercial Mortgage Securities Trust
0.00%, 01/15/47Ω†	4,140,000	287,145
Lanark Master Issuer PLC
1.64%, 12/22/54 144A†	837,401	849,543
LB-UBS Commercial Mortgage Trust
5.42%, 02/15/40	1,215,000	1,338,996
6.11%, 07/15/40†	455,000	498,867
6.16%, 09/15/45†	1,600,000	1,828,792
Luminent Mortgage Trust
0.33%, 12/25/36†	885,061	653,799
MASTR Adjustable Rate Mortgages Trust
2.83%, 12/25/33†	316,558	313,177
Merrill Lynch Floating Trust
0.73%, 07/09/21 144A†	124,945	124,672
Merrill Lynch Mortgage Investors Trust
2.14%, 12/25/34†	596,709	609,547
2.14%, 02/25/36†	671,382	637,188
Morgan Stanley Bank of America Merrill Lynch Trust
5.30%, 08/15/45 IO 144AΩ†	9,681,806	916,944
0.00%, 11/15/46Ω†	5,000,000	401,060
Morgan Stanley Capital I Trust
5.41%, 03/15/44	1,090,000	1,184,825
Morgan Stanley Re-REMIC Trust
2.50%, 03/23/51 144A	227,688	230,603
1.00%, 03/27/51 144A	482,743	482,733
Motel 6 Trust
1.50%, 10/05/25 144A	364,593	359,755
1.95%, 10/05/25 144A	1,695,000	1,674,839

100	See Notes to Financial Statements.

	Par	Value
National RMBS Trust
3.72%, 06/20/44(A)†	$722,130	$654,423
NCUA Guaranteed Notes Trust
1.84%, 10/07/20	122,103	123,105
0.73%, 12/08/20†	3,239,296	3,258,732
0.70%, 03/09/21	2,183,616	2,186,712
Opteum Mortgage Acceptance Corporation Trust
0.44%, 11/25/35†	69,246	69,058
Progress 2007-1G Trust
0.38%, 08/19/38 144A†	310,580	308,028
Provident Funding Mortgage Loan Trust
2.57%, 04/25/34†	698,295	693,910
RALI Series 2003-QS1 Trust
0.56%, 01/25/33†	88,327	86,007
RCMC LLC
5.62%, 11/15/44 144A	514,557	515,028
Residential Asset Securitization Trust
0.46%, 05/25/35†	81,930	81,176
RFMSI Series 2003-S9 Trust
6.50%, 03/25/32	17,093	17,924
Sequoia Mortgage Trust
2.87%, 01/25/42†	852,470	847,618
3.50%, 04/25/42†	790,280	793,941
1.45%, 02/25/43†	871,917	856,671
1.55%, 04/25/43†	849,622	816,082
SMHL Global Fund
0.42%, 06/12/40(E)†	390,112	535,784
Springleaf Mortgage Loan Trust
2.22%, 10/25/57 144A†	416,991	424,799
1.27%, 06/25/58 144A†	1,181,433	1,175,511
1.57%, 12/25/59 144A†	574,344	572,083
1.78%, 12/25/65 144A†	571,840	570,234
STRIPs 2012-1, Ltd.
1.50%, 12/25/44 144A	535,408	530,054
Structured Adjustable Rate Mortgage Loan Trust
2.48%, 08/25/34†	809,966	795,227
0.46%, 09/25/34†	154,770	134,022
Structured Agency Credit Risk Debt Notes
1.62%, 11/25/23†	935,571	935,582
Structured Asset Mortgage Investments II Trust
2.02%, 10/19/34†	387,862	305,929
0.42%, 07/19/35†	136,090	125,627
0.44%, 02/25/36†	675,762	520,069
Talisman-6 Finance PLC
0.40%, 10/22/16(E)†	736,762	954,020
TBW Mortgage Backed Trust
6.01%, 07/25/37 STEP	449,147	332,533
Titan Europe 2007-2, Ltd.
0.39%, 04/23/17(E)†	202,339	276,967
Torrens Trust
3.56%, 04/12/44(A)†	2,796,196	2,496,710
UBS-Barclays Commercial Mortgage Trust
0.00%, 05/10/63 IO 144AΩ†	6,517,350	580,481
Wachovia Bank Commercial Mortgage Trust
5.42%, 01/15/45†	1,265,629	1,349,238
5.73%, 06/15/49†	1,090,942	1,203,826

	Par	Value
Washington Mutual Mortgage Pass-Through Certificates
2.41%, 02/25/37†	$617,789	$496,629
4.47%, 05/25/37†	754,560	615,077
2.28%, 07/25/37†	1,761,196	1,452,495
1.54%, 06/25/42†	22,941	20,991
0.47%, 01/25/45†	775,425	727,336
1.12%, 06/25/46†	1,298,720	1,199,786
0.88%, 01/25/47†	731,928	590,333
0.98%, 05/25/47†	544,387	43,020
Wells Fargo Mortgage-Backed Securities 2004-EE Trust
2.61%, 12/25/34†	580,598	584,987
WF-RBS Commercial Mortgage Trust
0.00%, 08/15/45 IO 144AΩ†	3,668,641	429,690
0.00%, 11/15/45 IO 144AΩ†	6,269,252	770,541

Total Mortgage-Backed Securities (Cost $176,938,198)		173,705,355

MUNICIPAL BONDS — 0.8%
Chicago Transit Authority, Revenue Bond, Series B
6.90%, 12/01/40	1,300,000	1,460,134
Florida Hurricane Catastrophe Fund Finance Corporation, Series A, Revenue Bond
1.30%, 07/01/16	720,000	722,592
Irvine Ranch Water District Joint Powers Agency, Revenue Bond, Escrowed to Maturity
2.61%, 03/15/14	2,800,000	2,812,992
North Texas Higher Education Authority, Inc. Taxable Student Loan, Revenue Bond, Series 1
1.35%, 04/01/40†	348,539	354,203
State of California, General Obligation
5.10%, 08/01/14	40,000	41,082
State of Illinois, General Obligation
4.07%, 01/01/14	830,000	830,000

Total Municipal Bonds (Cost $6,038,920)		6,221,003

	Notional Amount
PURCHASED OPTIONS — 0.1%
Put Swaptions — 0.1%
3-Month LIBOR, Strike Price 3.45%, Expires 09/21/15 (RBS) (Cost $151,446)	$1,900,000	306,971

	Par
U.S. TREASURY OBLIGATIONS — 26.3%
U.S. Treasury Bills
0.04%, 01/02/14	316,000	316,000
0.13%, 05/29/14‡‡	698,000	697,847
0.13%, 11/13/14Δ	500,000	499,579

		1,513,426

See Notes to Financial Statements.	101

LOW-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par
U.S. Treasury Inflationary Index Bonds
1.13%, 01/15/21	$1,700,000	$1,909,496
0.13%, 01/15/22Δ	11,000,000	10,921,332
0.13%, 07/15/22	3,700,000	3,603,256
0.13%, 01/15/23	1,300,000	1,243,517

		17,677,601

U.S. Treasury Notes
1.00%, 05/15/14Δ	18,200,000	18,261,498
0.25%, 05/31/14Δ	5,500,000	5,503,548
0.63%, 07/15/14	38,094,000	38,202,644
2.63%, 07/31/14	500,000	507,304
0.50%, 08/15/14Δ	100,000	100,242
0.25%, 08/31/14Δ	9,000,000	9,008,262
0.25%, 09/15/14	428,000	428,393
0.25%, 09/30/14Δ	2,800,000	2,802,461
0.50%, 10/15/14	5,829,000	5,845,852
0.13%, 12/31/14Δ	6,500,000	6,498,479
0.25%, 01/15/15	9,500,000	9,508,531
0.25%, 02/15/15Δ	8,600,000	8,606,717
0.38%, 04/15/15Δ	3,500,000	3,508,271
0.25%, 05/15/15Δ	8,690,000	8,696,109
0.38%, 06/30/15Δ‡‡	840,000	841,804
0.38%, 08/31/15Δ	9,721,000	9,736,379
0.25%, 10/15/15	2,700,000	2,696,730
0.25%, 12/15/15	640,000	638,625
0.38%, 01/15/16Δ	3,500,000	3,498,908
0.38%, 02/15/16	6,700,000	6,694,767
2.13%, 02/29/16Δ	4,772,000	4,946,851
0.38%, 03/15/16Δ	7,165,000	7,154,647
0.25%, 05/15/16	9,860,000	9,800,298
0.50%, 06/15/16	4,140,000	4,135,955
1.50%, 06/30/16Δ	2,300,000	2,353,277
0.63%, 07/15/16Δ	18,250,000	18,273,524
0.63%, 08/15/16	8,000,000	8,002,184
1.00%, 09/30/16	2,500,000	2,521,777
1.75%, 10/31/20Δ	2,700,000	2,590,628

		201,364,665

Total U.S. Treasury Obligations (Cost $222,029,152)		220,555,692

	Shares
MONEY MARKET FUNDS — 13.8%
GuideStone Money Market Fund (GS4 Class)¥	35,793,992	35,793,992
Northern Institutional Liquid Assets Portfolio§	79,891,920	79,891,920

Total Money Market Funds (Cost $115,685,912)		115,685,912

	Par	Value
REPURCHASE AGREEMENTS — 4.7%
Barclays Capital, Inc.
0.03% (dated 01/02/14, due 01/03/14, repurchase price $12,200,010, collateralized by U.S. Treasury Inflationary Index Bond, 0.125%, due 04/15/18, total market value
$12,435,890)	$12,200,000	$12,200,000
Citigroup Global Markets, Inc.
0.05% (dated 12/31/13, due 01/02/14, repurchase price $15,800,044, collateralized by U.S. Treasury Note, 1.375%, due 07/31/18, total market value
$16,104,603)	15,800,000	15,800,000
0.03% (dated 01/02/14, due 01/03/14, repurchase price $11,100,009, collateralized by U.S. Treasury Note, 0.875%, due 07/31/19, total market value
$11,325,465)	11,100,000	11,100,000

Total Repurchase Agreements (Cost $39,100,000)		39,100,000

TOTAL INVESTMENTS — 114.0% (Cost $958,081,131)		955,365,488

	Number of Contracts
WRITTEN OPTIONS — (0.1)%
Call Options — 0.0%
10-Year U.S. Treasury Note Futures, Strike Price $127.50, Expires 03/20/14
(CITIG)	(116)	(3,625)

Put Options — 0.0%
10-Year U.S. Treasury Note Futures, Strike Price $123.00, Expires 03/20/14
(BAR)	(116)	(106,937)
90-Day Euro, Strike Price $97.38, Expires 03/14/14
(BAR)	(164)	(82,000)

		(188,937)

	Notional Amount
Put Swaptions — (0.1)%
3-Month LIBOR, Strike Price 2.00%, Expires 03/31/14
(GSC)	$(82,200,000)	(151,865)
3-Month LIBOR, Strike Price 2.50%, Expires 09/21/15
(RBS)	(8,000,000)	(318,233)

		(470,098)

Total Written Options
(Premiums received $(404,812))		(662,660)

102	See Notes to Financial Statements.

	Par	Value
SECURITIES SOLD SHORT — (0.4)%
U.S. Treasury Notes
1.50%, 08/31/18 (Cost $(3,091,420))	$(3,100,000)	$(3,084,500)

TBA SALE COMMITMENTS — (2.1)%
Federal Home Loan Mortgage Corporation
5.50%, 01/01/39 TBA	(3,000,000)	(3,276,562)
Federal National Mortgage Association
2.50%, 01/17/28 TBA	(1,000,000)	(989,688)
5.50%, 01/01/40 TBA	(7,000,000)	(7,699,726)
3.50%, 01/01/41 TBA	(4,000,000)	(3,973,438)
3.00%, 01/01/43 TBA	(2,000,000)	(1,898,594)

Total TBA Sale Commitments (Cost $(17,806,133))		(17,838,008)

Liabilities in Excess of Other Assets — (11.4)%		(95,516,079)

NET ASSETS — 100.0%		$838,264,241

See Notes to Financial Statements.	103

LOW-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

Swap agreements outstanding at December 31, 2013:

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Corporate Issues — Buy Protection
Morgan Stanley ABS Capital I,
7.02% due 12/27/33	(1.39)%	12/27/33	MSCS	USD	$267,461	$3,599	$—	$3,599
Long Beach Mortgage Trust,
6.72% due 02/25/34	(1.19)%	02/25/34	BAR	USD	290,155	131,215	—	131,215
Specialty Underwriting & Residential Finance,
6.62% due 02/25/35	(1.24)%	02/25/35	BAR	USD	353,593	217,872	—	217,872

					$911,209	$352,686	$—	$352,686

Reference Obligation	Implied Credit Spread	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Corporate Issues — Sell Protection
Barclays Bank PLC,
1.551% due 10/27/15	0.69%	1.00%	12/20/17	GSC	EUR	$1,200,000	$20,560	$(39,370)	$59,930

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Credit Indices — Buy Protection
Dow Jones iTraxx	(1.00)%	06/20/17	CME	EUR	$1,100,000	$(29,309)	$(2,971)	$(26,338)
Dow Jones CDX.NA.IG21 Index	(1.00)%	12/20/18	CME	USD	21,000,000	(385,456)	(302,741)	(82,715)
CMBX.NA.AAA.4 Index	(0.35)%	02/17/51	GSC	USD	5,618,680	87,048	770,184	(683,136)

					$27,718,680	$(327,717)	$464,472	$(792,189)

104	See Notes to Financial Statements.

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Interest Rate Swaps
Brazil CETIP Interbank Deposit	10.14%	01/02/15	HKSB	BRL	$3,800,000	$45,514	$4,372	$41,142
Brazil CETIP Interbank Deposit	7.55%	01/02/15	GSC	BRL	3,800,000	(47,979)	(5,204)	(42,775)
Brazil CETIP Interbank Deposit	8.08%	01/02/15	HSBC	BRL	3,200,000	(25,428)	5,571	(30,999)
Brazil CETIP Interbank Deposit	8.27%	01/02/15	MSCS	BRL	2,500,000	(20,445)	(3,103)	(17,342)
Brazil CETIP Interbank Deposit	8.56%	01/02/15	UBS	BRL	2,200,000	(14,143)	57	(14,200)
Brazil CETIP Interbank Deposit	7.62%	01/02/15	DEUT	BRL	1,100,000	(13,337)	(1,302)	(12,035)
Brazil CETIP Interbank Deposit	8.43%	01/02/15	DEUT	BRL	1,000,000	(4,378)	5,742	(10,120)
Brazil CETIP Interbank Deposit	7.92%	01/02/15	BAR	BRL	600,000	(6,151)	(42)	(6,109)
Brazil CETIP Interbank Deposit	9.93%	01/02/15	UBS	BRL	400,000	3,972	168	3,804
Brazil CETIP Interbank Deposit	8.83%	01/02/15	HSBC	BRL	200,000	(134)	338	(472)
Brazil CETIP Interbank Deposit	8.59%	01/02/17	BAR	BRL	15,800,000	(491,159)	20,725	(511,884)
Brazil CETIP Interbank Deposit	8.50%	01/02/17	CS	BRL	2,700,000	(86,538)	(1,718)	(84,820)
Brazil CETIP Interbank Deposit	8.94%	01/02/17	CS	BRL	2,400,000	(64,692)	(1,047)	(63,645)
Brazil CETIP Interbank Deposit	8.90%	01/02/17	UBS	BRL	2,100,000	(57,450)	(1,694)	(55,756)
Brazil CETIP Interbank Deposit	8.60%	01/02/17	DEUT	BRL	1,600,000	(49,438)	720	(50,158)
Brazil CETIP Interbank Deposit	8.59%	01/02/17	UBS	BRL	1,200,000	(38,617)	(1,098)	(37,519)
Brazil CETIP Interbank Deposit	8.49%	01/02/17	BNP	BRL	900,000	(27,960)	—	(27,960)
6-Month EURIBOR	2.00%	03/21/17	CME	EUR	3,600,000	255,828	106,493	149,335
6-Month BBR BBSW Index	5.50%	12/15/17	BAR	AUD	1,500,000	100,738	(3,999)	104,737
6-Month BBR BBSW Index	5.50%	12/15/17	DEUT	AUD	1,000,000	67,161	(2,372)	69,533
6-Month BBR BBSW Index	3.75%	03/15/18	CME	AUD	1,800,000	14,471	2,257	12,214
6-Month BBR BBSW Index	3.75%	12/11/18	CME	AUD	3,600,000	1,269	(8,057)	9,326
3-Month LIBOR	2.00%	12/18/18	CME	USD	47,100,000	566,232	678,672	(112,440)
MXN-TIIE-Banxico	7.50%	06/02/21	UBS	MXN	300,000	1,646	759	887
6-Month BBR BBSW Index	3.75%	03/15/23	CME	AUD	2,600,000	(128,125)	(16,958)	(111,167)
6-Month BBR BBSW Index	4.25%	03/15/23	CME	AUD	200,000	(2,773)	1,093	(3,866)
6-Month BBR BBSW Index	4.00%	03/15/23	CME	AUD	100,000	(3,157)	(708)	(2,449)
3-Month LIBOR	2.65%	07/31/23	CME	USD	5,300,000	(105,521)	—	(105,521)
6-Month BBR BBSW Index	4.25%	12/11/23	CME	AUD	1,300,000	(29,801)	8,852	(38,653)
6-Month EURIBOR	2.25%	03/19/24	CME	EUR	800,000	(2,960)	10,771	(13,731)
3-Month LIBOR	3.50%	12/18/43	CME	USD	20,400,000	1,533,928	1,147,411	386,517

					$135,100,000	$1,370,573	$1,946,699	$(576,126)

Total Swap agreements outstanding at December 31, 2013					$164,929,889	$1,416,102	$2,371,801	$(955,699)

See Notes to Financial Statements.	105

LOW-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2013, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Agency Obligations	$27,012,228	$—	$27,012,228	$—
Asset-Backed Securities	84,084,705	—	80,202,868	3,881,837
Corporate Bonds	199,313,273	—	195,870,739	3,442,534
Foreign Bonds:
Australia	6,308,316	—	4,764,024	1,544,292
Bermuda	1,119,183	—	1,119,183	—
Brazil	2,119,440	—	2,119,440	—
Canada	5,960,563	—	5,960,563	—
Cayman Islands	3,227,975	—	3,227,975	—
Chile	4,922,906	—	4,922,906	—
Colombia	218,925	—	218,925	—
Costa Rica	491,250	—	491,250	—
France	14,803,427	—	14,803,427	—
Germany	4,351,369	—	4,351,369	—
Italy	2,306,803	—	2,306,803	—
Japan	1,073,247	—	1,073,247	—
Luxembourg	623,250	—	623,250	—
Mexico	11,959,417	—	11,959,417	—
Netherlands	4,192,874	—	4,192,874	—
New Zealand	579,202	—	579,202	—
Norway	5,644,530	—	5,644,530	—
Panama	309,302	—	309,302	—
Peru	500,000	—	500,000	—
Qatar	609,000	—	609,000	—
Singapore	507,017	—	507,017	—
Slovenia	623,247	—	623,247	—
South Korea	3,890,911	—	3,890,911	—
Sweden	4,215,170	—	4,215,170	—
United Kingdom	2,617,410	—	2,617,410	—
Virgin Islands (British)	5,140,332	—	5,140,332	—
Loan Agreements	1,065,283	—	1,065,283	—
Money Market Funds	115,685,912	115,685,912	—	—
Mortgage-Backed Securities	173,705,355	—	162,156,962	11,548,393
Municipal Bonds	6,221,003	—	6,221,003	—
Purchased Options	306,971	—	306,971	—
Repurchase Agreements	39,100,000	—	39,100,000	—
U.S. Treasury Obligations	220,555,692	—	220,555,692	—

Total Assets - Investments in Securities	$955,365,488	$115,685,912	$819,262,520	$20,417,056

Other Financial Instruments***
Forward Foreign Currency Contracts	$133,675	$—	$133,675	$—
Futures Contracts	389,347	389,347	—	—
Swap Agreements	1,416,102	—	1,416,102	—

Total Assets - Other Financial Instruments	$1,939,124	$389,347	$1,549,777	$—

106	See Notes to Financial Statements.

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities:
Investments in Securities:
Securities Sold Short	$(3,084,500)	$—	$(3,084,500)	$—
TBA Sale Commitments	(17,838,008)	—	(17,838,008)	—
Written Options	(662,660)	(192,562)	(318,233)	(151,865)

Total Liabilities - Investments in Securities	$(21,585,168)	$(192,562)	$(21,240,741)	$(151,865)

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2013.

The unobservable inputs used in the fair value measurement of the reporting entity’s asset-backed securities, corporate bonds, foreign bonds, mortgage-backed securities and written option are values based on evaluated quotations received from dealers who make markets in such securities. Significant increases (decreases) in those evaluated quotations would result in a significantly higher (lower) fair value measurement.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Total Value	Asset-Backed Securities	Corporate Bonds	Foreign Bonds	Mortgage-Backed Securities	Written Option
Balance, 12/31/12	$30,924,326	$4,445,836	$5,116,094	$1,455,253	$19,907,143	$—
Accrued discounts/premiums	(41,772)	228	(35,030)	(87)	(6,883)	—
Realized gain (loss)(1)	(209,233)	(75,521)	(44,823)	(28,858)	(60,031)	—
Change in unrealized appreciation (depreciation)(2)	(957,847)	(177,804)	(3,447)	(101,798)	(601,802)	(72,996)
Purchases	8,529,897	4,070,418	319,500	700,000	3,518,848	(78,869)
Sales	(5,537,174)	(1,903,607)	(1,587,206)	(480,218)	(1,566,143)	—
Transfers in to Level 3	—	—	—	—	—	—
Transfers out of Level 3(3)	(7,531,161)	(1,426,249)	—	—	(6,104,912)	—
Maturities	—	—	—	—	—	—
Paydowns	(4,911,845)	(1,051,464)	(322,554)	—	(3,537,827)	—

Balance, 12/31/13	$20,265,191	$3,881,837	$3,442,534	$1,544,292	$11,548,393	$(151,865)

(1)	Realized gain (loss) from the sale of Level 3 securities can be found on the Statement of Operations in Net realized gain (loss) from: Investment securities.

(2)

Change in unrealized appreciation (depreciation) can be found on the Statement of Operations in Net change in unrealized appreciation (depreciation) on: Investment securities and Net change in unrealized appreciation (depreciation) on: Option contracts written.

(3)

Transfers out of Level 3 represent the value of securities at December 31, 2013 that were transferred from Level 3 to Level 2 of the fair value hierarchy as a result of the ability of the Fund to obtain a price which was determined using observable inputs.

See Notes to Financial Statements.	107

Medium-Duration Bond Fund (Unaudited)

The Fund invested in a diversified portfolio composed of investment grade fixed income securities with an average dollar-weighted duration (a measure of bond prices’ sensitivity to changes in interest rates) normally between three to seven years. The GS4 Class of the Fund underperformed its benchmark index, the Barclays U.S. Aggregate Bond Index, for the one-year period ended December 31, 2013 (-1.98% versus -2.02%).

The Fund’s benchmark-relative performance for the year was negatively impacted by the Fund’s exposure to spread sectors (such as corporates, mortgaged-backed securities, Yankees and non-U.S. bonds) during the second quarter. During this period, spread sectors came under pressure due to concerns over the Federal Reserve scaling back its pace of bond purchases sooner rather than originally anticipated. The second quarter was a “risk-off” quarter as the market was fearful of the prospects of slower economic growth and rising interest rates when the Federal Reserve started its tapering process. During the year, the Fund remained diversified across multiple spread sectors to take advantage of the relative yield advantage of these sectors compared to U.S. Treasuries. This strategy served the Fund well over most time periods with the exception of the second quarter. Other sectors, such as high yield bonds and emerging market bonds, were also utilized on a tactical basis in an effort to add relative value.

Other strategies involving derivatives were utilized during the year. U.S. Treasury futures contracts, options on U.S. Treasuries and Euro-futures were used to manage duration, implement yield curve positioning strategies and express cross-sector views. Overall, on a net basis, these positions had little impact on relative performance. In an effort to better manage credit risk and to express views on credit from a synthetic perspective, credit default swaps were utilized. Such strategies were additive to the Fund’s relative performance during an environment of spread compression during most of the year. Currency forward contracts were utilized to hedge foreign currency risk and to express active currency views. These currency strategies resulted in a positive impact to the Fund’s performance. Through the process of implementing interest rate views and strategies during the year, interest rate swaps were used and resulted in mixed results.

During the year, the Fund remained focused on its objective of seeking maximum total return consistent with preservation of capital.

This Fund may be suitable for investors who have a short- to medium-term investment horizon, seek higher returns than those offered by a shorter maturity bond fund, can accept some short-term fluctuations in account value and want to diversify their portfolio with a fixed income investment option. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings. To the extent that the investment adviser misjudges current market conditions, the Fund’s volatility may be amplified by its use of short sales and derivatives and by its ability to select sub-advisers to allocate assets. Short sales by a fund theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Leverage may increase the risk of loss and cause fluctuations in the market value of the Fund’s portfolio to have disproportionately large effects or cause the net asset value of the Fund generally to decline faster than it would otherwise.

Medium-Duration Bond Fund (Unaudited)

At December 31, 2013, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
Mortgage-Backed Securities	31.9
U.S. Treasury Obligations	28.0
Corporate Bonds	18.9
Money Market Funds	15.7
Foreign Bonds	14.6
Municipal Bonds	3.0
Asset-Backed Securities	2.4
Agency Obligations	1.9
Repurchase Agreements	1.4
Preferred Stocks	0.4
Purchased Options	0.1
Written Options	(0.1)
TBA Sale Commitments	(0.3)
Security Sold Short	(0.9)

117.0

Medium-Duration Bond Fund (Unaudited)

Average Annual Total Returns as of 12/31/13
	GS2 Class*	GS4 Class*	Benchmark**
One Year	-1.90%	-1.98%	-2.02%
Five Year	7.53%	7.41%	4.44%
Ten Year	5.23%	5.10%	4.55%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2013 Prospectus, as amended on October 31, 2013)(1)	0.53%	0.77%

(1) Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund for the 10-year period from December 31, 2003 to December 31, 2013, with all dividends and capital gains reinvested, with the Barclays U.S. Aggregate Bond Index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

MEDIUM-DURATION BOND FUND SCHEDULE OF INVESTMENTS	December 31, 2013

	Par	Value
AGENCY OBLIGATIONS — 1.9%
Federal Farm Credit Bank
5.05%, 11/06/17	$400,000	$455,233
Federal Home Loan Bank
3.00%, 09/10/21	800,000	805,042
Federal Home Loan Mortgage Corporation
4.38%, 01/15/14(E)	400,000	550,638
0.11%, 01/21/14	1,800,000	1,799,980
0.11%, 02/04/14	1,500,000	1,499,943
2.38%, 01/13/22Δ	1,500,000	1,436,542
Federal National Mortgage Association
0.12%, 02/24/14‡‡	330,000	329,980
1.88%, 09/18/18Δ	3,300,000	3,325,456
3.03%, 10/09/19Ω†	1,570,000	1,336,858
6.25%, 05/15/29	500,000	628,470
6.63%, 11/15/30Δ	1,170,000	1,526,113
Tennessee Valley Authority
3.88%, 02/15/21	1,000,000	1,057,575
5.25%, 09/15/39	350,000	374,910
4.63%, 09/15/60	200,000	179,682

Total Agency Obligations (Cost $15,399,263)		15,306,422

ASSET-BACKED SECURITIES — 2.4%
Access Group, Inc.
1.54%, 10/27/25†	1,005,794	1,014,046
Amortizing Residential Collateral Trust
0.85%, 01/01/32†	28,840	20,081
Asset-Backed Securities Corporation Home Equity Loan Trust
0.44%, 09/25/34†	111,009	110,185
Avis Budget Rental Car Funding AESOP LLC
3.15%, 03/20/17 144A	160,000	166,312
2.80%, 05/20/18 144A	550,000	567,216
1.92%, 09/20/19 144A	160,000	156,945
2.97%, 02/20/20 144A	160,000	163,046
Bayview Financial Acquisition Trust
0.84%, 02/28/44†	199,076	196,753
Bear Stearns Asset-Backed Securities Trust
6.00%, 10/25/36	1,827,751	1,465,390
6.50%, 10/25/36	2,791,523	2,386,987
Brazos Higher Education Authority
0.36%, 09/25/23†	83,887	83,819
College Loan Corporation Trust
0.43%, 04/25/24†	500,000	476,436
0.33%, 10/25/25†	787,741	785,793
CWHEQ Revolving Home Equity Loan Trust
0.41%, 12/15/35†	360,757	281,172
0.31%, 07/15/36†	584,052	451,696
Education Funding Capital Trust IV
3.18%, 06/15/43Ω†	700,000	594,212
EMC Mortgage Loan Trust
0.71%, 11/25/41 144A†	54,379	53,059
Financial Asset Securities Corporation AAA Trust
0.58%, 02/27/35 144A†	952,453	715,686

	Par	Value
GMACM Home Equity Loan Trust
7.00%, 09/25/37	$256,391	$261,675
Hertz Vehicle Financing LLC
5.29%, 03/25/16 144A	140,000	146,399
1.83%, 08/25/19 144A	210,000	205,692
Nelnet Education Loan Funding, Inc.
1.09%, 02/25/39†	800,000	768,188
Panhandle-Plains Higher Education Authority, Inc.
1.38%, 10/01/35†	593,931	603,526
Provident Home Equity Loan Trust
0.70%, 08/25/31†	92,480	59,342
RAMP Series 2004-RZ1 Trust
0.64%, 03/25/34†	327,519	303,215
Salomon Brothers Mortgage Securities VII, Inc.
0.64%, 03/25/28†	15,749	15,401
SLM Private Education Loan Trust
3.42%, 05/16/44 144A†	1,021,347	1,082,461
SLM Student Loan EDC Repackaging Trust
3.50%, 10/28/29+ 144A	514,845	503,220
SLM Student Loan Trust
1.74%, 04/25/23†	4,274,616	4,404,274
0.99%, 12/15/25 144A†	400,000	396,072
0.36%, 01/25/27†	900,000	877,956
Structured Asset Investment Loan Trust
1.00%, 08/25/34†	434,744	418,520

Total Asset-Backed Securities (Cost $20,420,307)		19,734,775

CORPORATE BONDS — 18.9%
ABB Finance USA, Inc.
4.38%, 05/08/42	20,000	18,400
AbbVie, Inc.
1.75%, 11/06/17Δ	1,520,000	1,518,801
2.90%, 11/06/22	320,000	299,664
Access Midstream Partners LP
5.88%, 04/15/21	330,000	353,100
AES Corporation
4.88%, 05/15/23Δ	80,000	75,200
AIG Life Holdings, Inc.
8.50%, 07/01/30	250,000	315,000
American Campus Communities Operating Partnership LP
3.75%, 04/15/23	525,000	488,144
American Express Co.
6.80%, 09/01/66†	1,320,000	1,411,410
American Express Credit Corporation
5.13%, 08/25/14	160,000	164,898
American Honda Finance Corporation
1.00%, 08/11/15 144A	480,000	482,073
American International Group, Inc.
2.38%, 08/24/15	175,000	178,824
5.60%, 10/18/16	600,000	669,089
5.45%, 05/18/17	125,000	139,824

See Notes to Financial Statements.	111

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
8.25%, 08/15/18 144AΔ	$1,200,000	$1,504,038
6.40%, 12/15/20	150,000	177,534
6.25%, 03/15/87	380,000	381,900
American Tower Corporation REIT
3.40%, 02/15/19	375,000	382,216
Anadarko Petroleum Corporation
6.38%, 09/15/17	50,000	57,452
6.45%, 09/15/36Δ	125,000	140,805
Arch Coal, Inc.
7.25%, 06/15/21	500,000	385,000
Arizona Public Service Co.
8.75%, 03/01/19	525,000	667,989
Ashland, Inc.
4.75%, 08/15/22	250,000	238,750
AT&T, Inc.
2.50%, 08/15/15	540,000	554,636
2.95%, 05/15/16	425,000	443,422
4.45%, 05/15/21	80,000	84,359
3.88%, 08/15/21	200,000	202,952
4.35%, 06/15/45Δ	102,000	86,694
Avon Products, Inc.
4.60%, 03/15/20Δ	525,000	521,306
Axiall Corporation
4.88%, 05/15/23 144AΔ	50,000	47,438
Baker Hughes, Inc.
7.50%, 11/15/18Δ	710,000	875,681
Ball Corporation
5.00%, 03/15/22	915,000	910,425
4.00%, 11/15/23	80,000	72,000
Bank of America Corporation
0.50%, 10/14/16†Δ	1,700,000	1,682,983
3.88%, 03/22/17	130,000	138,857
6.00%, 09/01/17Δ	325,000	371,392
5.75%, 12/01/17	2,340,000	2,665,548
5.65%, 05/01/18	950,000	1,082,408
2.60%, 01/15/19	450,000	452,517
5.88%, 01/05/21	150,000	172,660
5.00%, 05/13/21	20,000	21,889
Bank of America NA
0.71%, 11/14/16†	3,900,000	3,910,479
Barrick North America Finance LLC
4.40%, 05/30/21	610,000	588,251
Bear Stearns Cos. LLC
5.70%, 11/15/14	1,000,000	1,044,745
6.40%, 10/02/17Δ	1,200,000	1,393,854
Berkshire Hathaway, Inc.
3.20%, 02/11/15Δ	280,000	288,674
Boeing Capital Corporation
4.70%, 10/27/19Δ	230,000	258,404
Boeing Co.
4.88%, 02/15/20	50,000	55,821
6.63%, 02/15/38	210,000	269,748
Calpine Corporation
7.88%, 01/15/23 144A	620,000	680,450
Capital One Financial Corporation
1.00%, 11/06/15	325,000	325,006
Caterpillar, Inc.
3.80%, 08/15/42Δ	225,000	189,978
Catholic Health Initiatives
4.35%, 11/01/42	40,000	34,832

	Par	Value
CBL & Associates LP REIT
5.25%, 12/01/23	$275,000	$275,160
CCO Holdings LLC
5.25%, 09/30/22Δ	600,000	563,250
Cellco Partnership
8.50%, 11/15/18Δ	520,000	659,070
Chesapeake Energy Corporation
6.13%, 02/15/21Δ	220,000	237,050
5.75%, 03/15/23Δ	70,000	72,450
Chubb Corporation
6.38%, 03/29/67†	375,000	407,812
Cigna Corporation
2.75%, 11/15/16	225,000	234,346
CitiFinancial, Inc.
6.63%, 06/01/15	300,000	319,287
Citigroup, Inc.
5.13%, 05/05/14	69,000	70,014
5.00%, 09/15/14	500,000	514,332
6.01%, 01/15/15	101,000	106,384
5.50%, 02/15/17Δ	1,160,000	1,279,052
6.13%, 11/21/17	1,205,000	1,390,234
3.38%, 03/01/23	175,000	166,663
3.50%, 05/15/23Δ	410,000	382,784
5.50%, 09/13/25Δ	290,000	306,101
6.68%, 09/13/43	60,000	69,278
5.35%, 04/29/49†Δ	180,000	158,717
5.95%, 07/29/49†	170,000	157,522
Clean Harbors, Inc.
5.25%, 08/01/20Δ	195,000	201,825
Cliffs Natural Resources, Inc.
3.95%, 01/15/18Δ	400,000	404,292
4.80%, 10/01/20Δ	150,000	149,300
4.88%, 04/01/21Δ	60,000	58,440
Comcast Corporation
5.70%, 05/15/18	1,250,000	1,436,725
Compass Bank
5.50%, 04/01/20Δ	275,000	282,931
Concho Resources, Inc.
5.50%, 10/01/22Δ	260,000	269,750
5.50%, 04/01/23Δ	30,000	31,050
ConocoPhillips Holding Co.
6.95%, 04/15/29Δ	220,000	279,087
Continental Airlines 1998-1 Class A Pass Through Trust
6.65%, 03/15/19	180,674	189,924
Continental Resources, Inc.
5.00%, 09/15/22	500,000	520,000
COX Communications, Inc.
5.45%, 12/15/14Δ	69,000	72,125
6.95%, 06/01/38 144A	10,000	10,521
Crown Americas LLC
4.50%, 01/15/23	550,000	517,000
Crown Castle International Corporation
5.25%, 01/15/23Δ	425,000	418,625
CVS Caremark Corporation
2.75%, 12/01/22Δ	500,000	462,384
CVS Pass-Through Trust
6.94%, 01/10/30	764,555	877,840
D.R. Horton, Inc.
4.38%, 09/15/22Δ	550,000	515,625

112	See Notes to Financial Statements.

	Par	Value
Daimler Finance North America LLC
0.86%, 03/28/14 144A†	$3,400,000	$3,404,906
1.30%, 07/31/15 144AΔ	640,000	644,005
DDR Corporation REIT
4.63%, 07/15/22	400,000	408,689
Delta Air Lines 2007-1 Class A Pass Through Trust
6.82%, 02/10/24	336,375	379,263
Devon Energy Corporation
3.25%, 05/15/22Δ	90,000	85,975
5.60%, 07/15/41	230,000	240,531
Devon Financing Corporation LLC
7.88%, 09/30/31	60,000	77,375
DISH DBS Corporation
6.63%, 10/01/14	30,000	31,275
7.75%, 05/31/15	200,000	217,500
5.88%, 07/15/22	360,000	361,800
DPL, Inc.
7.25%, 10/15/21	350,000	356,125
Eastman Chemical Co.
2.40%, 06/01/17	575,000	581,636
Eaton Corporation
1.50%, 11/02/17Δ	180,000	176,623
2.75%, 11/02/22	650,000	607,530
4.15%, 11/02/42Δ	200,000	178,377
Ecolab, Inc.
3.00%, 12/08/16	275,000	288,322
4.35%, 12/08/21Δ	130,000	135,027
El Paso LLC
7.00%, 06/15/17	710,000	806,302
7.80%, 08/01/31	750,000	764,825
El Paso Natural Gas Co. LLC
7.50%, 11/15/26Δ	300,000	365,435
Energy Transfer Partners LP
3.26%, 11/01/66†	700,000	640,500
Enterprise Products Operating LLC
5.70%, 02/15/42Δ	220,000	232,778
8.38%, 08/01/66†	475,000	526,608
7.03%, 01/15/68†	475,000	525,339
EOG Resources, Inc.
0.99%, 02/03/14†	3,500,000	3,502,272
Equinix, Inc.
7.00%, 07/15/21	450,000	493,312
ERP Operating LP REIT
4.63%, 12/15/21	250,000	263,992
Exelon Corporation
5.63%, 06/15/35	655,000	651,355
Express Scripts Holding, Co.
3.50%, 11/15/16	1,020,000	1,079,099
2.65%, 02/15/17	250,000	257,862
Fifth Third Bancorp
3.63%, 01/25/16	175,000	183,945
First Niagara Financial Group, Inc.
6.75%, 03/19/20	250,000	287,746
FirstEnergy Corporation
2.75%, 03/15/18	120,000	118,024
4.25%, 03/15/23	490,000	457,607
7.38%, 11/15/31	770,000	838,806
Florida Power & Light Co.
3.80%, 12/15/42	525,000	460,454

	Par	Value
Ford Motor Co.
4.75%, 01/15/43	$420,000	$380,205
Ford Motor Credit Co., LLC
1.34%, 08/28/14†	700,000	703,368
5.63%, 09/15/15	3,100,000	3,344,187
8.00%, 12/15/16Δ	1,475,000	1,747,078
5.00%, 05/15/18Δ	225,000	250,877
5.88%, 08/02/21Δ	300,000	340,641
Freeport-McMoRan Copper & Gold, Inc.
2.38%, 03/15/18	80,000	79,884
3.10%, 03/15/20Δ	230,000	223,764
Freeport-McMoRan Copper & Gold, Inc.
3.55%, 03/01/22Δ	370,000	352,262
Fresenius Medical Care US Finance, Inc.
6.88%, 07/15/17Δ	250,000	283,750
Frontier Communications Corporation
8.50%, 04/15/20Δ	450,000	506,250
GE Capital Trust I
6.38%, 11/15/67†Δ	321,000	347,482
General Electric Capital Corporation
1.63%, 07/02/15	1,170,000	1,189,454
6.00%, 08/07/19	1,850,000	2,173,256
4.38%, 09/16/20	330,000	358,172
5.88%, 01/14/38	150,000	171,446
General Electric Co.
0.85%, 10/09/15Δ	210,000	211,073
General Motors Financial Co., Inc.
2.75%, 05/15/16 144A	90,000	91,350
3.25%, 05/15/18 144A	70,000	70,175
4.25%, 05/15/23 144A	80,000	76,300
Genworth Holdings, Inc.
7.70%, 06/15/20Δ	125,000	149,213
7.20%, 02/15/21	175,000	203,501
7.63%, 09/24/21Δ	400,000	476,713
GlaxoSmithKline Capital, Inc.
5.65%, 05/15/18Δ	380,000	437,863
Glencore Funding LLC
1.70%, 05/27/16 144A	225,000	225,322
2.50%, 01/15/19 144A	400,000	387,781
Goldman Sachs Capital II
4.00%, 12/01/49†Δ	60,000	42,480
Goldman Sachs Group, Inc.
6.00%, 05/01/14	90,000	91,615
5.75%, 10/01/16	1,900,000	2,121,745
5.95%, 01/18/18	1,000,000	1,137,973
6.00%, 06/15/20	460,000	528,142
5.25%, 07/27/21	110,000	120,622
6.75%, 10/01/37	40,000	44,640
6.25%, 02/01/41	550,000	636,032
HCA, Inc.
6.50%, 02/15/16	686,000	752,028
7.88%, 02/15/20	125,000	134,531
7.69%, 06/15/25Δ	250,000	262,500
HCP, Inc. REIT
6.00%, 01/30/17	300,000	336,459
2.63%, 02/01/20	300,000	286,354
Hess Corporation
8.13%, 02/15/19	220,000	273,561
7.88%, 10/01/29	260,000	332,155

See Notes to Financial Statements.	113

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Hewlett-Packard Co.
3.00%, 09/15/16Δ	$300,000	$312,269
2.60%, 09/15/17Δ	300,000	305,081
HSBC USA, Inc.
2.38%, 02/13/15Δ	1,700,000	1,735,102
Humana, Inc.
7.20%, 06/15/18	480,000	568,416
3.15%, 12/01/22Δ	90,000	83,473
Hyundai Capital America
2.13%, 10/02/17 144A	130,000	129,227
ILFC E-Capital Trust II
6.25%, 12/21/65 144A†	280,000	266,000
ING US, Inc.
2.90%, 02/15/18	60,000	61,426
International Lease Finance Corporation
6.50%, 09/01/14 144A	240,000	249,000
6.75%, 09/01/16 144A	840,000	940,800
8.63%, 01/15/22	250,000	296,688
John Deere Capital Corporation
2.25%, 04/17/19Δ	160,000	159,856
1.70%, 01/15/20Δ	80,000	75,441
JPMorgan Chase & Co.
5.15%, 10/01/15Δ	1,890,000	2,020,882
1.10%, 10/15/15Δ	750,000	753,192
4.40%, 07/22/20	980,000	1,054,965
4.35%, 08/15/21	70,000	73,894
3.38%, 05/01/23Δ	430,000	401,548
Kerr-McGee Corporation
6.95%, 07/01/24	420,000	488,834
7.88%, 09/15/31	490,000	614,754
Kimberly-Clark Corporation
3.70%, 06/01/43	500,000	421,444
Kraft Foods Group, Inc.
5.38%, 02/10/20	223,000	251,920
3.50%, 06/06/22Δ	320,000	312,433
Kroger Co.
6.15%, 01/15/20Δ	360,000	410,831
Lehman Escrow Bonds
0.00%, 07/19/17+Ω†#	150,000	—
0.00%, 12/28/47+Ω†#	140,000	—
0.00%, 11/30/49+Ω†#	2,330,000	—
0.00%, 12/31/99+Ω†#	3,200,000	—
Lehman Escrow Bonds
5.63%, 12/31/99Ω†#	2,300,000	494,500
6.63%, 12/31/99Ω†#	200,000	43,000
Liberty Property LP REIT
4.75%, 10/01/20	575,000	605,130
M&T Bank Corporation
6.88%, 12/29/49 144A	750,000	724,131
MarkWest Energy Partners LP
6.25%, 06/15/22	190,000	201,875
4.50%, 07/15/23	425,000	400,562
MDC Holdings, Inc.
5.63%, 02/01/20	325,000	342,063
6.00%, 01/15/43Δ	225,000	194,735
Medtronic, Inc.
4.45%, 03/15/20	300,000	329,224
Merrill Lynch & Co., Inc.
6.05%, 05/16/16	275,000	302,730
5.70%, 05/02/17	1,100,000	1,223,660
MetLife Capital Trust IV
7.88%, 12/15/67 144A	300,000	345,750

	Par	Value
MetLife, Inc.
4.75%, 02/08/21Δ	$270,000	$292,261
6.40%, 12/15/66	50,000	51,625
MetroPCS Wireless, Inc.
6.25%, 04/01/21 144AΔ	150,000	156,188
6.63%, 04/01/23 144A	150,000	155,438
MidAmerican Energy Holdings Co.
6.50%, 09/15/37	70,000	81,570
Mondelez International, Inc.
5.38%, 02/10/20Δ	367,000	415,032
Morgan Stanley
0.70%, 10/18/16†Δ	340,000	337,433
4.75%, 03/22/17	60,000	65,528
6.25%, 08/28/17	350,000	400,812
6.63%, 04/01/18	1,400,000	1,639,676
NBCUniversal Media LLC
2.88%, 01/15/23Δ	750,000	695,691
NCUA Guaranteed Notes
3.00%, 06/12/19	300,000	313,800
NetApp, Inc.
2.00%, 12/15/17	375,000	373,427
Nielsen Finance LLC
4.50%, 10/01/20Δ	300,000	293,250
NIKE, Inc.
3.63%, 05/01/43	375,000	315,915
Noble Energy, Inc.
4.15%, 12/15/21	620,000	638,590
Northwestern Mutual Life Insurance Co.
6.06%, 03/30/40 144A	500,000	563,698
Occidental Petroleum Corporation
3.13%, 02/15/22Δ	260,000	253,682
2.70%, 02/15/23Δ	320,000	293,532
Oracle Corporation
1.20%, 10/15/17	470,000	462,933
Pacific Gas & Electric Co.
8.25%, 10/15/18	130,000	162,754
6.05%, 03/01/34	40,000	45,960
5.80%, 03/01/37	210,000	232,268
Peabody Energy Corporation
7.88%, 11/01/26	1,100,000	1,122,000
Pemex Project Funding Master Trust
6.63%, 06/15/35	159,000	168,143
Penske Truck Leasing Co. LP
2.88%, 07/17/18 144AΔ	575,000	578,995
PepsiCo, Inc.
0.70%, 08/13/15	520,000	520,759
7.90%, 11/01/18Δ	140,000	175,179
Pfizer, Inc.
7.20%, 03/15/39	600,000	809,169
Plains Exploration & Production Co.
6.50%, 11/15/20	70,000	77,341
6.88%, 02/15/23	20,000	22,400
Private Export Funding Corporation
5.45%, 09/15/17	1,600,000	1,833,624
Progress Energy, Inc.
7.75%, 03/01/31	350,000	451,889
PVH Corporation
4.50%, 12/15/22	410,000	390,525

114	See Notes to Financial Statements.

	Par	Value
PVNGS II Funding Corporation, Inc.
8.00%, 12/30/15	$287,000	$302,872
QEP Resources, Inc.
5.25%, 05/01/23	80,000	75,400
Range Resources Corporation
5.00%, 03/15/23	150,000	147,375
Raytheon Co.
3.13%, 10/15/20Δ	200,000	200,532
Regency Energy Partners LP
4.50%, 11/01/23Δ	310,000	283,650
Rensselaer Polytechnic Institute
5.60%, 09/01/20	675,000	722,071
Reynolds Group Issuer, Inc.
7.13%, 04/15/19	400,000	428,000
Roche Holdings, Inc.
6.00%, 03/01/19 144A	300,000	351,467
Rock Tenn Co.
3.50%, 03/01/20Δ	150,000	147,740
4.00%, 03/01/23	70,000	66,983
Roper Industries, Inc.
2.05%, 10/01/18	450,000	437,811
Santander Holdings USA, Inc.
3.00%, 09/24/15	300,000	309,926
Service Corporation International
7.63%, 10/01/18	90,000	103,950
7.50%, 04/01/27	200,000	212,000
SESI LLC
7.13%, 12/15/21Δ	80,000	89,600
SLM Corporation
3.88%, 09/10/15	480,000	498,600
Southern Copper Corporation
5.25%, 11/08/42	660,000	538,545
Southern Natural Gas Co. LLC
8.00%, 03/01/32Δ	400,000	513,469
Sprint Capital Corporation
6.88%, 11/15/28	40,000	37,900
8.75%, 03/15/32	120,000	129,300
Sprint Communications, Inc.
9.00%, 11/15/18 144A	80,000	96,600
7.00%, 08/15/20Δ	40,000	43,500
State Street Corporation
4.96%, 03/15/18	530,000	575,544
SunTrust Banks, Inc.
3.60%, 04/15/16	300,000	316,169
SunTrust Preferred Capital I
4.00%, 06/29/49†	357,000	269,981
Teachers Insurance & Annuity Association of America
6.85%, 12/16/39 144AΔ	540,000	668,809
Tenet Healthcare Corporation
9.25%, 02/01/15	1,262,000	1,362,960
Tennessee Gas Pipeline Co. LLC
7.50%, 04/01/17	250,000	292,200
Thermo Fisher Scientific, Inc.
3.60%, 08/15/21Δ	160,000	158,829
5.30%, 02/01/44	30,000	30,450
Time Warner Cable, Inc.
4.13%, 02/15/21Δ	50,000	47,460
5.88%, 11/15/40	130,000	112,807
Time Warner, Inc.
4.70%, 01/15/21	10,000	10,633

	Par	Value
7.70%, 05/01/32	$180,000	$231,740
6.10%, 07/15/40	140,000	153,314
6.25%, 03/29/41Δ	40,000	44,572
Time Warner Entertainment Co. LP
8.38%, 07/15/33	390,000	425,957
Toll Brothers Finance Corporation
4.00%, 12/31/18	250,000	255,000
Toyota Motor Credit Corporation
1.25%, 10/05/17Δ	520,000	510,937
Transatlantic Holdings, Inc.
8.00%, 11/30/39	200,000	249,455
Union Bank NA
1.19%, 06/06/14†	2,600,000	2,609,604
2.13%, 06/16/17	700,000	703,809
United Airline 1995 Pass Through Trust A
9.56%, 10/19/18@	126,094	42,241
United Airline 2009-2A Pass Through Trust
9.75%, 07/15/18	112,009	128,810
United Technologies Corporation
4.50%, 06/01/42	250,000	243,731
UnitedHealth Group, Inc.
1.63%, 03/15/19Δ	170,000	163,908
Univision Communications, Inc.
6.75%, 09/15/22 144A	370,000	407,000
Verizon Communications, Inc.
1.77%, 09/15/16†	1,200,000	1,237,091
1.99%, 09/14/18†	400,000	421,072
3.65%, 09/14/18	775,000	821,274
6.35%, 04/01/19Δ	90,000	105,905
4.50%, 09/15/20	1,760,000	1,886,929
2.45%, 11/01/22	10,000	8,870
5.15%, 09/15/23Δ	5,250,000	5,647,709
6.40%, 09/15/33	930,000	1,072,759
6.55%, 09/15/43	910,000	1,068,450
Vesey Street Investment Trust I
4.40%, 09/01/16 STEP	160,000	171,902
Wachovia Capital Trust III
5.57%, 03/29/49†	580,000	533,600
Walgreen Co.
1.80%, 09/15/17	300,000	302,348
Waste Management, Inc.
7.38%, 05/15/29	140,000	170,766
WEA Finance LLC
7.13%, 04/15/18 144A	400,000	475,380
WellPoint, Inc.
1.25%, 09/10/15	110,000	110,811
5.88%, 06/15/17Δ	720,000	812,745
Wells Fargo & Co.
3.68%, 06/15/16 STEPΔ	290,000	308,958
4.60%, 04/01/21Δ	70,000	76,855
3.45%, 02/13/23	280,000	265,231
4.48%, 01/16/24 144A	2,196,000	2,190,374
5.38%, 11/02/43Δ	190,000	195,291
Wells Fargo Capital X
5.95%, 12/01/86Δ	200,000	198,300
Williams Cos., Inc.
7.50%, 01/15/31	10,000	10,595
7.75%, 06/15/31	25,000	26,871

See Notes to Financial Statements.	115

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
8.75%, 03/15/32Δ	$451,000	$527,831
Wm. Wrigley Jr. Co.
2.40%, 10/21/18 144A	60,000	59,699
2.90%, 10/21/19 144A	230,000	228,401
3.38%, 10/21/20 144A	70,000	69,300
Xylem, Inc.
3.55%, 09/20/16	350,000	368,346

Total Corporate Bonds (Cost $145,886,789)		152,770,691

FOREIGN BONDS — 14.6%
Australia — 0.6%
Australia Government Bond
5.75%, 05/15/21(A)	1,500,000	1,499,316
BHP Billiton Finance (USA), Ltd.
3.25%, 11/21/21	940,000	936,043
5.00%, 09/30/43	220,000	224,553
CNOOC Curtis Funding No. 1 Proprietary, Ltd.
4.50%, 10/03/23 144A	240,000	237,256
Commonwealth Bank of Australia
3.75%, 10/15/14 144A	440,000	451,305
1.25%, 09/18/15	570,000	576,500
5.00%, 10/15/19 144A	50,000	55,802
Rio Tinto Finance USA, Ltd.
2.50%, 05/20/16Δ	30,000	30,956
3.50%, 11/02/20Δ	770,000	787,339
4.13%, 05/20/21Δ	110,000	114,283
3.75%, 09/20/21Δ	90,000	91,015

		5,004,368

Bermuda — 0.1%
Arch Capital Group, Ltd.
7.35%, 05/01/34	175,000	222,631
Endurance Specialty Holdings, Ltd.
6.15%, 10/15/15	150,000	161,606
Weatherford International, Ltd.
9.63%, 03/01/19Δ	265,000	340,850

		725,087

Canada — 0.5%
Barrick Gold Corporation
3.85%, 04/01/22Δ	130,000	117,284
4.10%, 05/01/23 144AΔ	450,000	407,519
Nexen, Inc.
6.40%, 05/15/37	225,000	256,940
Pacific Rubiales Energy Corporation
5.38%, 01/26/19 144A	200,000	202,000
Potash Corporation of Saskatchewan, Inc.
4.88%, 03/30/20Δ	110,000	119,174
PTTEP Canada International Finance, Ltd.
5.69%, 04/05/21 144A	320,000	341,408
Rogers Communications, Inc.
6.38%, 03/01/14Δ	90,000	90,862
6.75%, 03/15/15	10,000	10,716
TransCanada PipeLines, Ltd.
6.35%, 05/15/67†	400,000	411,194

	Par	Value
Videotron, Ltd.
5.00%, 07/15/22Δ	$300,000	$294,750
Xstrata Finance Canada, Ltd.
2.05%, 10/23/15 144A	390,000	395,138
5.80%, 11/15/16 144AΔ	80,000	88,200
2.70%, 10/25/17 144A	1,140,000	1,153,980

		3,889,165

Cayman Islands — 0.6%
Petrobras International Finance Co.
3.88%, 01/27/16Δ	250,000	258,615
6.13%, 10/06/16	271,000	294,865
5.75%, 01/20/20Δ	235,000	242,976
5.38%, 01/27/21Δ	990,000	987,414
Resona Preferred Global Securities Cayman, Ltd.
7.19%, 12/29/49 144A†Δ	325,000	346,531
Transocean, Inc.
5.05%, 12/15/16Δ	130,000	143,707
6.50%, 11/15/20Δ	525,000	600,362
6.38%, 12/15/21Δ	120,000	135,059
Vale Overseas, Ltd.
4.38%, 01/11/22	932,000	910,185
8.25%, 01/17/34Δ	80,000	92,955
6.88%, 11/21/36	511,000	530,292

		4,542,961

Chile — 0.1%
Celulosa Arauco y Constitucion SA
4.75%, 01/11/22	240,000	235,018
Chile Government International Bond
3.63%, 10/30/42	460,000	363,630
Corporacion Nacional del Cobre de Chile
4.75%, 10/15/14 144A	210,000	216,127

		814,775

Colombia — 0.1%
Colombia Government International Bond
4.38%, 07/12/21	341,000	352,083
Ecopetrol SA
5.88%, 09/18/23Δ	170,000	179,775

		531,858

Dominican Republic — 0.0%
Dominican Republic International Bond
14.50%, 02/10/23(V)@	2,600,000	63,076
6.60%, 01/28/24 144A	140,000	141,050

		204,126

France — 0.7%
Banque PSA Finance SA
2.14%, 04/04/14 144A†@	800,000	799,720
BNP Paribas SA
2.38%, 09/14/17Δ	270,000	275,904
BPCE SA
5.70%, 10/22/23 144A	225,000	232,263
CGG SA
9.50%, 05/15/16Δ	229,000	242,168
7.75%, 05/15/17Δ	155,000	160,038

116	See Notes to Financial Statements.

	Par	Value
Credit Agricole SA
8.38%, 10/29/49 144A†	$720,000	$820,800
Dexia Credit Local SA
0.62%, 11/07/16 144A†@	3,200,000	3,202,929

		5,733,822

Germany — 0.3%
State of North Rhine-Westphalia
1.63%, 09/17/14	2,500,000	2,522,763

Honduras — 0.0%
Republic of Honduras
8.75%, 12/16/20 144A	200,000	201,626

Iceland — 0.0%
Glitnir HF
6.69%, 06/15/16+ 144A#Δ	1,000,000	10
7.45%, 03/29/49+ 144A#	100,000	1
Kaupthing Bank HF
7.13%, 05/19/16+ 144A#	350,000	3

		14

India — 0.4%
ICICI Bank, Ltd.
1.99%, 02/24/14 144A†	3,400,000	3,401,091

Indonesia — 0.2%
Indonesia Government International Bond
5.38%, 10/17/23 144AΔ	360,000	360,000
8.50%, 10/12/35	230,000	279,450
7.75%, 01/17/38	490,000	555,538
Perusahaan Penerbit SBSN Indonesia
6.13%, 03/15/19 144A	200,000	214,250

		1,409,238

Ireland — 0.1%
Rosneft Oil Co. via Rosneft International Finance, Ltd.
4.20%, 03/06/22 144A	320,000	294,400
Vimpel Communications Via VIP Finance Ireland, Ltd. OJSC
6.49%, 02/02/16 144AΔ	230,000	246,675
7.75%, 02/02/21 144A	200,000	217,750

		758,825

Israel — 0.3%
Israel Government AID Bond
5.50%, 09/18/23	1,200,000	1,388,108
5.50%, 12/04/23Δ	200,000	230,901
5.50%, 04/26/24	500,000	578,847

		2,197,856

Italy — 1.3%
Intesa Sanpaolo SpA
2.64%, 02/24/14 144A†Δ	2,500,000	2,507,395
3.63%, 08/12/15 144A	290,000	298,510
3.88%, 01/16/18	1,000,000	1,024,934
Italy Buoni Poliennali Del Tesoro
3.50%, 12/01/18(E)	4,960,000	7,078,696

		10,909,535

	Par	Value
Japan — 0.2%
Bank of Tokyo-Mitsubishi UFJ, Ltd.
3.85%, 01/22/15 144A	$330,000	$340,507
Resona Bank, Ltd.
5.85%, 09/29/49 144A†@Δ	250,000	268,750
Softbank Corporation
4.50%, 04/15/20 144A	660,000	646,800
Sumitomo Mitsui Banking Corporation
3.15%, 07/22/15 144A	330,000	341,370

		1,597,427

Jersey — 0.0%
UBM PLC
5.75%, 11/03/20 144A	230,000	239,448

Jordan — 0.1%
Hashemite Kingdom of Jordan Government AID Bond
2.50%, 10/30/20	1,200,000	1,176,567

Luxembourg — 0.6%
Gazprom OAO Via Gaz Capital SA
9.25%, 04/23/19Δ	290,000	358,150
6.51%, 03/07/22 144AΔ	3,100,000	3,344,125
Intelsat Jackson Holdings SA
7.50%, 04/01/21	500,000	553,750
Rosneft Finance SA
7.25%, 02/02/20Δ	190,000	215,175

		4,471,200

Mexico — 3.0%
America Movil SAB de CV
5.63%, 11/15/17	270,000	305,482
5.00%, 03/30/20Δ	240,000	261,135
Mexican Bonos
8.00%, 06/11/20(M)	14,667,000	1,260,716
6.50%, 06/10/21(M)	1,625,000	128,313
6.50%, 06/09/22(M)	50,264,700	3,901,428
8.00%, 12/07/23(M)	1,761,600	150,336
7.50%, 06/03/27(M)	1,606,300	131,495
8.50%, 05/31/29(M)	964,000	84,048
7.75%, 05/29/31(M)	6,105,300	490,466
10.00%, 11/20/36(M)	1,930,300	188,148
8.50%, 11/18/38(M)	1,104,400	93,853
7.75%, 11/13/42(M)	4,486,300	351,587
Mexico Cetes
0.00%, 01/02/14(M)Ω†	140,000,000	1,072,081
0.00%, 02/06/14(M)Ω†	355,000,000	2,710,143
0.00%, 02/20/14(M)Ω†	860,000,000	6,557,381
0.00%, 03/06/14(M)Ω†	530,000,000	4,036,265
Mexico Government International Bond
6.05%, 01/11/40Δ	134,000	146,395
4.75%, 03/08/44	1,578,000	1,430,062
Petroleos Mexicanos
3.50%, 07/18/18Δ	90,000	92,587
5.50%, 01/21/21	370,000	399,600
4.88%, 01/18/24	90,000	90,225

		23,881,746

See Notes to Financial Statements.	117

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Netherlands — 0.7%
Achmea Hypotheekbank NV
3.20%, 11/03/14 144A	$161,000	$164,805
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
4.63%, 12/01/23Δ	400,000	403,603
11.00%, 12/29/49 144A†	487,000	645,884
Deutsche Telekom International Finance BV
5.75%, 03/23/16	510,000	560,257
ING Bank NV
2.00%, 09/25/15 144A	725,000	737,324
5.80%, 09/25/23 144A	340,000	356,163
Lukoil International Finance BV
4.56%, 04/24/23Δ	540,000	508,140
Shell International Finance BV
4.38%, 03/25/20Δ	700,000	768,425
Volkswagen International Finance NV
1.00%, 03/21/14 144A†	100,000	100,174
0.86%, 04/01/14 144A†	1,500,000	1,501,714

		5,746,489

New Zealand — 0.0%
ANZ New Zealand International, Ltd.
1.85%, 10/15/15 144A	220,000	223,457

Norway — 0.1%
Kommunalbanken AS
1.00%, 09/26/17 144AΔ	500,000	492,511

Russia — 0.3%
Russian Foreign Bond
4.88%, 09/16/23 144A	1,800,000	1,822,500
7.50%, 03/31/30 STEP	585,585	683,495

		2,505,995

Singapore — 0.0%
Temasek Financial I, Ltd.
2.38%, 01/23/23 144A	330,000	297,774

South Africa — 0.1%
South Africa Government International Bond
5.88%, 09/16/25Δ	660,000	688,380

South Korea — 0.5%
Export-Import Bank of Korea
5.25%, 02/10/14 144A	235,000	236,165
Hyundai Capital Services, Inc.
4.38%, 07/27/16 144A	3,400,000	3,619,528

		3,855,693

Spain — 0.3%
BBVA US Senior SA Unipersonal
3.25%, 05/16/14	560,000	564,550
4.66%, 10/09/15	460,000	483,794
Santander US Debt SA Unipersonal
3.72%, 01/20/15 144A	300,000	306,057
3.78%, 10/07/15 144A	100,000	103,089
Telefonica Emisiones SA Unipersonal
6.42%, 06/20/16	90,000	100,516

	Par	Value
6.22%, 07/03/17Δ	$20,000	$22,596
3.19%, 04/27/18	350,000	356,804
5.88%, 07/15/19	70,000	78,232
5.13%, 04/27/20	140,000	149,080
5.46%, 02/16/21	200,000	211,529

		2,376,247

Supranational — 0.1%
Inter-American Development Bank
1.00%, 02/27/18	400,000	391,845

Sweden — 0.6%
Nordea Bank AB
1.14%, 01/14/14 144A†Δ	3,400,000	3,401,139
3.70%, 11/13/14 144A	200,000	205,602
4.88%, 05/13/21 144A	640,000	662,538
Stadshypotek AB
1.88%, 10/02/19 144AΔ	900,000	868,592

		5,137,871

Switzerland — 0.1%
Credit Suisse AG
6.50%, 08/08/23 144A	225,000	239,906
Credit Suisse Group AG
7.50%, 12/11/49 144A†	275,000	290,895
UBS AG
2.25%, 01/28/14	413,000	413,539

		944,340

Turkey — 0.2%
Turkey Government International Bond
7.00%, 03/11/19	230,000	252,712
5.63%, 03/30/21Δ	160,000	161,440
6.25%, 09/26/22Δ	820,000	853,620

		1,267,772

United Kingdom — 2.0%
Abbey National Treasury Services PLC
3.88%, 11/10/14 144A	2,900,000	2,979,817
2.12%, 02/16/16(U)†	200,000	337,661
Bank of Scotland PLC
5.25%, 02/21/17 144AΔ	100,000	111,695
Barclays Bank PLC
1.28%, 01/13/14†	2,800,000	2,800,787
6.05%, 12/04/17 144A@Δ	755,000	847,056
BP Capital Markets PLC
3.88%, 03/10/15Δ	310,000	322,587
3.56%, 11/01/21	30,000	30,146
GlaxoSmithKline Capital PLC
2.85%, 05/08/22Δ	350,000	330,706
Lloyds Bank PLC
2.30%, 11/27/18	275,000	274,603
12.00%, 12/29/49 144A†	3,200,000	4,347,862
Northern Rock Asset Management PLC
5.63%, 06/22/17 144A	1,400,000	1,588,286
Royal Bank of Scotland PLC
9.50%, 03/16/22†	175,000	205,369
Royal Bank of Scotland Group PLC
5.00%, 10/01/14	40,000	40,886
2.55%, 09/18/15Δ	560,000	572,984
6.40%, 10/21/19	160,000	184,599

118	See Notes to Financial Statements.

	Par	Value
6.00%, 12/19/23	$300,000	$302,511
7.64%, 03/29/49†	200,000	197,000
Standard Chartered PLC
5.50%, 11/18/14 144A@	250,000	260,546
3.95%, 01/11/23 144A	375,000	348,468
WPP Finance 2010
5.63%, 11/15/43	40,000	39,739
WPP Finance UK
8.00%, 09/15/14	336,000	352,781

		16,476,089

Virgin Islands (British) — 0.4%
Gerdau Trade, Inc.
5.75%, 01/30/21 144AΔ	3,000,000	3,075,000
Sinopec Group Overseas Development 2012, Ltd.
2.75%, 05/17/17 144A	230,000	235,746

		3,310,746

Total Foreign Bonds (Cost $117,508,682)		117,928,707

MORTGAGE-BACKED SECURITIES — 31.9%
Aire Valley Mortgages PLC
0.47%, 09/20/66 144A†	146,341	140,325
0.49%, 09/20/66 144A†	350,254	333,792
0.59%, 09/20/66†	475,845	457,287
Alternative Loan Trust
5.50%, 10/25/33	87,283	92,310
0.49%, 11/20/35†	806,118	645,479
0.50%, 11/20/35†	1,554,496	1,184,244
0.43%, 01/25/36†	443,416	380,210
0.35%, 09/25/46†	995,998	717,464
American Home Mortgage Assets Trust
1.06%, 11/25/46†	1,113,191	564,984
Banc of America Commercial Mortgage Trust
5.89%, 07/10/44†	894,981	973,612
5.42%, 09/10/45†	117,000	126,161
5.45%, 09/10/47	40,000	42,807
5.63%, 04/10/49†	75,000	83,355
Banc of America Mortgage 2004-F Trust
2.62%, 07/25/34†	165,696	166,140
Banc of America Re-REMIC Trust
5.63%, 02/17/51 144A†	100,000	107,075
Bear Stearns Adjustable Rate Mortgage Trust
2.36%, 02/25/33†	17,421	17,398
5.23%, 05/25/34†	82,419	79,519
2.60%, 03/25/35†	731,319	736,196
Bear Stearns ALT-A Trust
2.65%, 05/25/35†	448,023	445,149
Bear Stearns Commercial Mortgage Securities Trust
5.60%, 06/11/50	2,528,129	2,836,530
Bear Stearns Structured Products, Inc. Trust
2.50%, 01/26/36†	1,123,471	853,791
Berica ABS Srl
0.59%, 12/30/55(E)†	1,468,771	1,948,856
CHL Mortgage Pass-Through Trust
2.60%, 02/19/34†	801,518	791,507

	Par	Value
0.40%, 03/25/36†	$325,358	$256,303
Citigroup Commercial Mortgage Trust
6.05%, 12/10/49†	1,644,627	1,856,001
Citigroup Global/Royal Bank of Scotland PLC
3.37%, 03/01/35	100,000	95,372
COBALT CMBS Commercial Mortgage Trust
5.53%, 04/15/47†	60,000	66,328
COMM 2006-C8 Mortgage Trust
5.31%, 12/10/46	500,000	544,769
COMM 2013-CCRE11 Mortgage Trust
4.72%, 10/10/46†	205,000	212,579
5.17%, 10/10/46 144A†	79,000	69,745
COMM 2013-CCRE12 Mortgage Trust
4.05%, 10/10/46	320,000	322,963
4.30%, 10/10/46	100,000	100,466
4.76%, 10/10/46†	40,000	39,988
5.09%, 10/10/46†	20,000	19,740
Commercial Mortgage Pass-Through Certificates
2.82%, 10/15/45	30,000	28,199
Commercial Mortgage Trust
5.82%, 07/10/38†	177,000	193,226
Credit Suisse Commercial Mortgage Trust
5.38%, 02/15/40	1,510,221	1,630,102
5.61%, 01/15/49†	203,000	215,503
Credit Suisse First Boston Mortgage Securities Corporation
0.00%, 07/25/33 IOΩ†	121,700	866
0.00%, 08/25/33 IOΩ	114,088	—
DBUBS 2011-LC3 Mortgage Trust
9.32%, 08/10/44 IO 144AΩ†	1,257,067	42,885
Extended Stay America Trust
2.96%, 12/05/31 144A	100,000	97,039
Federal Home Loan Mortgage Corporation
7.00%, 11/01/14	890	892
7.00%, 04/01/15	3,295	3,305
7.00%, 12/01/15	2,616	2,623
8.50%, 06/01/18	2,158	2,317
4.50%, 09/01/18	7,088	7,514
8.00%, 08/01/24	1,894	2,144
4.00%, 10/01/25	609,601	643,796
5.50%, 02/01/27	97,450	106,859
7.50%, 11/01/29	6,275	7,327
7.50%, 12/01/29	10,026	11,474
7.50%, 02/01/31	23,196	26,046
2.36%, 07/01/31†	25,160	25,532
2.36%, 08/01/31†	3,232	3,256
7.50%, 11/01/31	9,406	9,547
2.73%, 04/01/32†	2,396	2,561
3.50%, 01/01/33	4,733	4,824
3.50%, 07/01/33	5,956	6,070
5.00%, 08/01/33	14,459	15,659
5.00%, 09/01/33	2,811	3,045

See Notes to Financial Statements.	119

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
5.00%, 10/01/33	$9,598	$10,397
2.49%, 03/01/34†	3,675	3,877
5.00%, 12/01/34	239,205	258,683
5.00%, 03/01/35	439,583	475,438
5.00%, 05/01/35	3,603	3,896
5.50%, 05/01/35	543,142	596,437
5.00%, 07/01/35	12,535	13,567
5.00%, 08/01/35	187,218	202,359
5.00%, 09/01/35	15,242	16,448
5.00%, 10/01/35	4,359	4,707
5.00%, 11/01/35	480,466	517,856
5.50%, 11/01/35	87,497	95,626
5.00%, 12/01/35	32,673	35,802
5.50%, 01/01/36	51,904	57,165
6.00%, 02/01/36	781,390	872,464
5.00%, 05/01/36	9,739	10,506
2.99%, 01/01/37†	673,351	712,254
5.00%, 02/01/37	65,945	70,993
5.50%, 07/01/37	113,526	125,228
1.86%, 09/01/37†	60,120	62,641
5.00%, 03/01/38	1,741,773	1,875,916
5.50%, 04/01/38	31,882	34,748
7.00%, 02/01/39	382,754	427,000
7.00%, 03/01/39	67,723	77,007
5.50%, 04/01/39	691,893	756,674
4.50%, 06/01/39	302,054	319,725
6.50%, 09/01/39	117,112	130,332
5.50%, 08/01/40	750,783	818,259
4.50%, 03/01/41	11,973	12,687
5.00%, 06/01/41	11,728	12,648
4.00%, 10/01/42	95,177	97,013
3.50%, 11/01/42	768,388	754,909
3.50%, 12/01/42	90,576	88,984
3.50%, 01/01/43	579,842	569,675
3.50%, 02/01/43	393,674	386,759
3.50%, 04/01/43	195,796	193,019
4.00%, 04/01/43	196,735	200,534
3.50%, 05/01/43	776,325	771,574
4.00%, 05/01/43	98,672	101,969
4.00%, 06/01/43	99,117	102,437
4.00%, 07/01/43	390,773	403,669
4.00%, 08/01/43	198,498	202,306
Federal Home Loan Mortgage Corporation REMIC
0.51%, 04/15/22 POΩ†	8,895	8,822
2.99%, 06/15/27 IOΩ†	946,953	138,067
0.48%, 09/15/31 IOΩ†	840,319	132,507
6.00%, 05/15/36	612,511	677,612
0.67%, 06/15/37†	522,981	523,897
17.48%, 07/15/37 IOΩ†	2,980,937	407,759
13.18%, 01/15/40 IOΩ†	747,138	99,504
3.26%, 05/15/40 IOΩ†	289,358	60,945
4.53%, 10/15/41 IOΩ†	428,100	85,829
5.17%, 11/15/41 IOΩ†	415,817	79,281
4.36%, 06/15/42 IOΩ†	87,359	17,398
2.49%, 07/15/42 IOΩ†	90,909	22,414
3.50%, 08/15/42 IOΩ†	90,506	20,491
3.82%, 10/15/42 IOΩ†	374,167	82,442
2.49%, 11/15/42 IOΩ†	92,229	22,447
3.51%, 11/15/42 IOΩ†	93,982	22,071
4.30%, 11/15/42 IOΩ†	93,784	21,402
4.51%, 12/15/42 IOΩ†	190,979	44,123
5.98%, 01/15/43 IO†	3,338	699

	Par	Value
3.00%, 05/15/43	$400,723	$308,830
3.00%, 07/15/43	202,513	151,243
Federal Housing Administration
7.43%, 10/01/18@	52,686	54,462
Federal National Mortgage Association
8.00%, 06/01/15	4,566	4,690
8.00%, 09/01/15	4,741	4,894
3.07%, 12/01/17	950,350	996,015
5.00%, 12/01/17	17,159	18,297
2.80%, 03/01/18	567,655	592,130
3.74%, 05/01/18	1,350,047	1,450,295
3.84%, 05/01/18	420,000	453,129
4.51%, 06/01/19	1,000,000	1,096,285
3.42%, 10/01/20	286,907	296,242
3.63%, 12/01/20	191,532	199,199
4.38%, 06/01/21	689,479	748,488
9.50%, 05/01/22	1,121	1,240
2.20%, 07/01/22†	6,660	6,696
5.50%, 09/01/23	132,388	145,110
5.50%, 10/01/23	27,341	29,975
5.00%, 05/01/24	92,261	100,112
9.50%, 07/01/24	2,106	2,341
5.50%, 05/01/25	812,435	868,486
3.00%, 01/01/26 TBA	6,000,000	6,123,047
3.50%, 01/01/26 TBA	400,000	418,297
3.50%, 09/01/26 TBA	1,000,000	1,045,742
2.21%, 07/01/27†	20,124	20,706
2.27%, 08/01/27†	38,897	41,536
2.21%, 11/01/27 CONV†	24,137	24,844
2.50%, 01/01/28 TBA	1,000,000	989,688
2.50%, 07/01/28	753,899	746,993
2.50%, 08/01/28	1,012,777	1,003,500
2.50%, 09/01/28	211,146	209,212
2.76%, 02/01/30†	113,508	121,628
2.51%, 06/01/30 CONV†	16,639	16,924
8.00%, 10/01/30	25,508	30,388
2.63%, 12/01/30 CONV†	6,270	6,406
2.21%, 01/01/31†	7,041	7,081
4.50%, 04/01/31	159,917	171,883
2.32%, 05/01/31†	15,003	15,319
4.50%, 05/01/31	540,349	580,874
4.50%, 06/01/31	162,257	174,418
4.50%, 11/01/31	225,306	241,327
6.00%, 11/01/31	5,196	5,832
4.50%, 12/01/31	314,944	337,166
6.00%, 01/01/32	66,278	73,402
6.00%, 03/01/32	18,899	20,971
6.00%, 04/01/32	248,629	275,996
2.21%, 06/01/32†	8,586	8,796
2.20%, 08/01/32†	10,946	11,503
6.00%, 08/01/32	2,729	3,065
2.25%, 02/01/33†	2,853	2,879
5.50%, 04/01/33	50,219	56,021
2.20%, 05/01/33†	44,975	47,088
6.00%, 05/01/33	551	613
5.00%, 07/01/33	74,662	81,317
3.50%, 08/01/33	97,743	99,529
5.00%, 08/01/33	5,848	6,383
5.00%, 09/01/33	698,629	760,308
5.50%, 09/01/33	10,157	11,212
3.50%, 10/01/33	198,006	201,626
3.50%, 11/01/33	99,267	101,084

120	See Notes to Financial Statements.

	Par	Value
3.50%, 12/01/33	$99,787	$101,611
5.00%, 12/01/33	577,020	628,545
5.50%, 12/01/33	14,245	15,784
6.00%, 12/01/33	940	1,055
5.50%, 02/01/34	25,775	28,436
5.50%, 04/01/34	2,699	2,984
5.50%, 05/01/34	125,193	137,935
5.50%, 08/01/34	5,865	6,547
5.50%, 10/01/34	276	307
6.00%, 10/01/34	31,769	35,205
5.50%, 11/01/34	12,767	14,050
2.19%, 12/01/34†	126,135	133,138
5.50%, 12/01/34	28,586	31,656
6.00%, 12/01/34	703	778
5.50%, 02/01/35	3,118	3,429
6.00%, 05/01/35	1,301,936	1,452,020
5.50%, 07/01/35	334	373
6.00%, 07/01/35	282,805	313,310
5.50%, 08/01/35	568	626
6.00%, 08/01/35	150	166
5.50%, 09/01/35	99,912	109,929
5.00%, 10/01/35	250,664	273,016
6.00%, 10/01/35	54,483	60,878
2.09%, 11/01/35†	99,106	104,318
2.11%, 11/01/35†	90,693	95,697
2.12%, 11/01/35†	130,027	136,878
2.14%, 11/01/35†	87,019	91,554
2.14%, 11/01/35†	120,576	126,916
2.21%, 11/01/35†	17,661	18,179
6.00%, 11/01/35	675,883	758,389
5.50%, 12/01/35	2,613	2,916
6.00%, 12/01/35	12,514	13,991
6.00%, 01/01/36	109,505	122,292
6.00%, 02/01/36	6,373	7,058
6.00%, 03/01/36	7,612	8,437
5.50%, 04/01/36	92,889	99,231
6.00%, 04/01/36	12,187	13,571
3.85%, 05/01/36†	153,877	161,008
5.50%, 09/01/36	21,356	23,524
5.50%, 11/01/36	239,487	263,082
6.00%, 01/01/37	1,526	1,689
1.77%, 02/01/37†	731,287	760,200
5.50%, 02/01/37	325	358
6.00%, 02/01/37	992,739	1,103,114
5.50%, 03/01/37	14,285	15,705
6.00%, 03/01/37	54,196	60,508
5.50%, 04/01/37	588	647
5.50%, 05/01/37	618	682
5.50%, 06/01/37	248	273
6.00%, 06/01/37	402	445
6.00%, 07/01/37	2,211,365	2,464,610
5.50%, 08/01/37	648,321	712,805
6.50%, 10/01/37	152,625	169,658
7.00%, 10/01/37	12,992	13,698
7.00%, 11/01/37	11,111	12,951
2.21%, 12/01/37†	67,512	70,303
7.00%, 12/01/37	8,972	9,745
2.21%, 01/01/38†	42,063	43,765
6.00%, 01/01/38	540,476	598,980
5.00%, 02/01/38 TBA	1,000,000	1,082,891
5.50%, 02/01/38	8,392	9,229
6.00%, 02/01/38	4,532	5,014
7.00%, 02/01/38	13,847	16,139
4.50%, 03/01/38	17,423	18,440

	Par	Value
5.50%, 03/01/38	$789	$866
6.00%, 03/01/38	1,404	1,558
4.50%, 04/01/38	659,356	698,119
6.00%, 04/01/38	812	899
5.50%, 05/01/38	253	280
6.00%, 05/01/38	80,371	88,979
5.50%, 06/01/38	1,281	1,419
5.50%, 07/01/38	129,816	142,983
5.50%, 08/01/38	197,151	217,213
7.00%, 08/01/38	13,356	15,455
5.50%, 09/01/38	633	701
6.00%, 11/01/38	98,023	108,479
7.00%, 11/01/38	70,627	76,357
5.50%, 12/01/38	409	449
7.00%, 02/01/39	31,864	35,769
7.00%, 03/01/39	287,696	322,492
6.00%, 09/01/39	226,500	250,837
6.00%, 10/01/39	74,440	82,661
5.50%, 12/01/39	328,009	363,501
6.00%, 12/01/39	1,098,733	1,215,470
5.00%, 01/01/40 TBA	2,900,000	3,149,445
1.54%, 06/01/40†	63,049	65,599
5.00%, 08/01/40	67,105	73,053
1.54%, 10/01/40†	164,849	171,548
6.00%, 10/01/40	516,347	571,813
2.21%, 11/01/40†	26,866	27,694
4.00%, 01/01/41 TBA	6,000,000	6,176,250
4.50%, 01/01/41	1,464,375	1,550,381
4.00%, 02/01/41 TBA	3,000,000	3,078,750
6.00%, 05/01/41	3,129,326	3,465,665
4.50%, 06/01/41	793,548	840,978
4.50%, 08/01/41	167,667	177,729
4.50%, 09/01/41	494,595	524,134
4.50%, 10/01/41	44,785	47,465
4.50%, 11/01/41	623,843	662,823
4.50%, 01/01/42 TBA	1,000,000	1,059,570
5.00%, 05/01/42	234,049	255,417
4.00%, 06/01/42	97,267	100,268
3.00%, 08/01/42	357,841	340,222
3.00%, 09/01/42	309,218	294,022
2.50%, 10/01/42	660,775	598,850
3.50%, 10/01/42	1,818,912	1,785,376
4.00%, 10/01/42	382,381	390,123
3.00%, 11/01/42	138,176	131,386
3.00%, 12/01/42	1,909,853	1,815,831
3.50%, 12/01/42	573,869	565,320
4.00%, 12/01/42	275,758	289,216
2.50%, 01/01/43 TBA	1,000,000	904,922
3.00%, 01/01/43	1,788,080	1,694,498
3.00%, 01/01/43 TBA	2,400,000	2,278,313
2.50%, 02/01/43	7,944,815	7,199,348
3.00%, 02/01/43	493,344	469,058
3.00%, 03/01/43	434,313	412,968
3.50%, 03/01/43	291,503	287,159
3.00%, 04/01/43	533,431	507,239
3.50%, 04/01/43	1,267,917	1,249,027
4.00%, 04/01/43	96,937	100,101
2.50%, 05/01/43	957,636	867,729
3.00%, 05/01/43	22,170,236	21,071,692
3.50%, 05/01/43	97,969	96,509
4.00%, 05/01/43	388,677	400,970
3.00%, 06/01/43	1,097,356	1,043,109
4.00%, 06/01/43	974,376	1,005,469

See Notes to Financial Statements.	121

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
3.00%, 07/01/43	$832,575	$791,683
4.00%, 07/01/43	974,698	1,005,514
4.00%, 08/01/43	297,803	303,808
3.00%, 09/01/43	505,772	480,717
3.00%, 12/01/43	2,494,227	2,370,636
Federal National Mortgage Association Interest STRIP
6.50%, 04/25/27 IOΩ†	719,395	81,600
10.43%, 11/25/39 IOΩ†	155,910	28,734
3.79%, 11/25/41 IOΩ†	385,516	83,514
5.18%, 04/25/42 IOΩ†	986,306	240,253
Federal National Mortgage Association REMIC
18.60%, 08/25/21 IOΩ†	76	1,462
18.06%, 10/25/21 IOΩ†	125	2,480
3.26%, 07/25/27 IOΩ†	1,956,627	254,567
0.76%, 05/25/30†	22,084	22,086
0.62%, 10/18/30†	23,056	23,017
0.00%, 10/25/35 IOΩ†@	236,440	37,879
13.03%, 03/25/37 IOΩ†	1,784,842	276,713
15.34%, 11/25/37 IOΩ†	19,636	2,715
6.50%, 06/25/39	68,178	76,012
2.02%, 07/25/39 IOΩ†	231,384	41,934
2.20%, 12/25/39 IOΩ†	653,304	129,295
0.00%, 05/25/40 IOΩ†@	482,976	66,902
7.36%, 07/25/40 IOΩ†	557,228	100,215
4.37%, 10/25/40 IOΩ†	882,439	166,339
0.00%, 11/25/40 IOΩ†@	755,004	104,308
13.42%, 12/25/40 IOΩ†	197,696	22,418
14.87%, 01/25/41 IOΩ†	333,962	49,929
1.14%, 02/25/41 IOΩ†	86,322	18,193
6.50%, 05/15/41	1,472,942	1,657,759
5.00%, 06/25/41	750,000	812,218
5.50%, 07/25/41	917,633	1,003,369
15.06%, 07/25/41 IOΩ†	379,858	50,788
0.71%, 09/25/41†	5,081,179	5,132,214
7.61%, 09/25/41 IOΩ†	1,001,923	155,851
13.33%, 10/25/41 IOΩ†	1,088,827	159,267
9.78%, 03/25/42 IOΩ†	484,004	75,447
5.50%, 04/25/42	1,875,668	2,044,439
6.00%, 05/25/42	574,528	628,215
6.50%, 07/25/42	944,290	1,034,284
6.94%, 07/25/42 IOΩ†	154,159	30,234
7.00%, 07/25/42	380,756	420,670
4.36%, 09/25/42 IOΩ†	272,724	58,182
7.00%, 10/25/42	140,118	154,794
4.34%, 11/25/42 IOΩ†	189,812	43,168
4.63%, 11/25/42 IOΩ†	282,418	64,278
2.69%, 12/25/42 IOΩ†	94,808	23,011
3.81%, 12/25/42 IOΩ†	277,277	61,186
4.20%, 12/25/42 IOΩ†	186,693	40,491
3.02%, 03/25/43 IOΩ†	191,391	46,450
2.50%, 04/25/43	202,513	137,317
FHLMC Multifamily Structured Pass Through Certificates
4.56%, 05/25/18 IOΩ†	1,945,502	150,928
4.32%, 11/25/19	1,100,000	1,201,281
4.63%, 01/25/20 IOΩ†	3,779,655	191,402
3.85%, 04/25/20 IOΩ†	2,454,546	139,451
4.84%, 06/25/20 IOΩ†	1,366,661	109,585
4.57%, 08/25/20 IOΩ†	1,208,277	88,110
4.64%, 07/25/21 IOΩ†	1,423,613	139,501
4.55%, 10/25/21 IOΩ†	898,714	86,000
4.75%, 12/25/21 IOΩ†	736,532	64,116

	Par	Value
2.78%, 09/25/22	$296,334	$301,712
4.55%, 09/25/22 IOΩ†	149,220	8,937
2.52%, 01/25/23	1,100,000	1,030,768
2.64%, 01/25/23	1,800,000	1,690,436
3.25%, 04/25/23	1,700,000	1,677,235
3.53%, 07/25/23	900,000	900,094
FHLMC Multifamily VRD Certificates
5.50%, 08/15/51	3,500,000	3,874,308
FHLMC Structured Pass-Through Securities
1.54%, 07/25/44†	1,306,543	1,329,230
First Horizon Alternative Mortgage Securities Trust
2.21%, 06/25/34†	657,764	636,343
FREMF Mortgage Trust
4.02%, 11/25/44 144A	300,000	299,722
3.88%, 01/25/47 144A	225,000	215,735
Government National Mortgage Association
3.95%, 07/15/25	155,264	160,560
7.00%, 10/15/25	12,818	13,154
7.00%, 01/15/26	5,563	6,221
7.00%, 07/15/27	69,772	81,120
7.00%, 12/15/27	1,319	1,366
7.00%, 01/15/28	15,803	16,294
7.00%, 03/15/28	95,726	109,350
7.00%, 07/15/28	11,797	13,198
7.50%, 07/15/28	13,215	13,679
6.50%, 08/15/28	6,792	7,655
7.00%, 08/15/28	20,742	23,963
7.50%, 08/15/28	9,971	11,320
6.50%, 09/15/28	31,460	35,517
7.00%, 10/15/28	39,268	42,430
7.50%, 03/15/29	26,988	31,836
7.50%, 11/15/29	21,239	22,180
1.63%, 11/20/29†	46,618	48,339
8.50%, 08/15/30	1,605	1,872
8.50%, 11/20/30	9,625	11,327
6.50%, 08/15/31	52,223	58,613
7.50%, 08/15/31	11,768	13,397
6.50%, 10/15/31	94,329	106,674
6.00%, 11/15/31	263,546	292,593
6.50%, 11/15/31	199,590	224,013
6.00%, 12/15/31	60,074	66,695
6.00%, 01/15/32	129,295	145,118
6.00%, 02/15/32	226,878	251,884
6.50%, 02/15/32	163,234	182,625
6.00%, 04/15/32	85,056	94,606
7.50%, 04/15/32	67,512	70,368
6.50%, 06/15/32	109,247	122,616
6.50%, 07/15/32	2,040	2,289
6.50%, 08/15/32	245,221	275,228
6.50%, 09/15/32	220,103	247,036
6.00%, 10/15/32	147,211	163,436
5.50%, 11/15/32	42,582	47,147
6.00%, 11/15/32	120,068	133,879
6.00%, 12/15/32	60,591	67,269
6.50%, 12/15/32	21,714	24,371
5.50%, 01/15/33	38,288	42,387
6.00%, 01/15/33	85,406	94,820
5.50%, 02/15/33	35,271	39,048
6.00%, 02/15/33	63,033	69,980

122	See Notes to Financial Statements.

	Par	Value
5.50%, 03/15/33	$38,105	$42,184
6.50%, 04/15/33	425,008	477,015
6.00%, 05/15/33	356,314	395,586
6.00%, 06/15/33	22,046	24,476
5.50%, 07/15/33	43,719	48,494
5.50%, 08/15/33	24,576	27,207
5.50%, 09/15/33	21,793	24,207
6.00%, 10/15/33	179,760	199,573
6.50%, 10/15/33	163,737	183,773
6.00%, 12/15/33	375,940	417,375
5.50%, 04/15/34	23,294	25,828
5.50%, 05/15/34	26,465	29,343
6.50%, 08/15/34	391,560	444,317
5.50%, 09/15/34	218,445	242,202
5.50%, 12/15/34	166,939	185,096
5.50%, 01/15/35	192,814	214,148
2.25%, 03/16/35	378,989	379,255
5.86%, 02/16/36 IOΩ†	543,709	72,234
0.47%, 03/20/37†	960,944	963,562
0.47%, 05/20/37†	423,873	424,227
6.82%, 02/20/38 IOΩ†	437,288	74,159
6.00%, 09/20/38	641,837	722,702
7.63%, 03/20/39 IOΩ†	140,777	22,838
11.06%, 01/20/40 IOΩ†	173,954	30,053
4.50%, 03/15/40	322,687	344,768
5.00%, 07/20/40	47,109	51,594
5.00%, 09/20/40	187,448	205,288
6.00%, 10/20/40	78,216	87,183
3.50%, 01/15/41 TBA	1,900,000	1,914,918
4.00%, 01/20/41 TBA	3,200,000	3,327,125
6.00%, 01/20/41	98,256	109,827
4.50%, 04/20/41	935,570	1,004,275
3.50%, 01/20/42 TBA	2,100,000	2,118,457
2.50%, 12/20/42	48,032	44,216
3.00%, 01/15/43 TBA	30,000,000	28,971,093
0.00%, 08/16/43 IOΩ†@	482,697	72,530
2.90%, 02/16/44Ω†	1,075,896	1,103,965
2.90%, 06/16/44	358,421	367,598
2.00%, 12/16/49	450,000	448,268
10.12%, 08/16/52 IOΩ†	878,296	57,673
10.70%, 06/16/55 IOΩ†	921,028	60,780
0.57%, 12/20/60†	449,661	445,054
0.65%, 03/20/61†	530,725	527,959
0.67%, 03/20/61†	349,659	348,123
0.52%, 12/20/62†	1,716,156	1,693,952
Granite Master Issuer PLC
0.25%, 12/20/54†	1,726,313	1,707,614
0.31%, 12/20/54†	412,254	407,788
0.45%, 12/20/54(E)†	206,127	281,302
0.47%, 12/20/54(E)†	25,766	35,180
0.71%, 12/20/54(U)†	51,532	84,558
0.73%, 12/20/54(U)†	489,552	803,625
0.81%, 12/20/54(U)†	51,532	84,694
Granite Mortgages 03-3 PLC
0.60%, 01/20/44(E)†	146,878	201,222
0.90%, 01/20/44(U)†	44,590	73,393
GreenPoint Mortgage Funding Trust
0.34%, 01/25/37†	964,310	673,106
GS Mortgage Securities Corporation II
4.27%, 11/10/46	670,000	686,830
4.65%, 11/10/46	190,000	195,554
5.16%, 11/10/46†	150,000	154,037

	Par	Value
GS Mortgage Securities Corporation Trust
3.55%, 04/10/34 144A	$116,000	$114,053
GS Mortgage Securities Trust
4.82%, 08/10/44 IO 144AΩ†	465,697	33,092
4.04%, 07/10/46†	80,000	81,947
GSMPS Mortgage Loan Trust
0.62%, 02/25/35 144A†	99,486	91,578
GSR Mortgage Loan Trust
2.65%, 09/25/35†	461,778	458,659
Impac CMB Trust
0.88%, 10/25/34†	77,340	65,546
0.42%, 11/25/35†	812,977	618,676
IndyMac ARM Trust
1.72%, 01/25/32†	7,518	7,153
IndyMac INDX Mortgage Loan Trust
0.35%, 09/25/46†	1,048,373	868,824
JP Morgan Alternative Loan Trust
0.42%, 01/25/36†	416,956	377,922
JP Morgan Chase Commercial Mortgage Securities Trust
5.87%, 02/12/51†	10,000	11,315
5.93%, 02/12/51†	300,000	337,554
JP Morgan Mortgage Trust
3.55%, 02/25/35†	160,024	160,639
JPMBB Commercial Mortgage Securities Trust
4.42%, 11/15/45	220,000	224,965
5.08%, 11/15/45 144A†	100,000	89,660
5.08%, 11/15/45†	90,000	90,413
4.89%, 01/15/47†	50,000	50,576
LB Commercial Mortgage Trust
5.84%, 07/15/44†	1,950,806	2,164,895
5.88%, 07/15/44†	130,000	144,312
LB-UBS Commercial Mortgage Trust 0.00%,
06/15/36 IO 144AΩ†@	450,044	1,086
6.16%, 09/15/45†	70,000	80,010
Leek Finance Number Seventeen PLC
0.53%, 12/21/37 144A†	173,760	178,993
0.57%, 12/21/37(E)†	69,504	99,464
0.81%, 12/21/37(U)†	34,752	59,736
Leek Finance Number Eighteen PLC
0.51%, 09/21/38†	417,880	429,092
0.55%, 09/21/38(E)†	52,235	74,056
Lehman XS Trust
0.46%, 11/25/35†	588,887	514,229
Luminent Mortgage Trust
0.33%, 12/25/36†	2,424,824	1,791,229
0.36%, 02/25/46†	703,596	495,004
MASTR Adjustable Rate Mortgages Trust
2.40%, 05/25/34†	220,226	215,898
0.80%, 11/25/34†	378,325	366,074
2.53%, 11/25/35 144A†	880,213	589,761
Merrill Lynch Mortgage Investors Trust
1.09%, 11/25/29†	290,037	282,989
1.60%, 10/25/35†	66,243	64,052

See Notes to Financial Statements.	123

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
MLCC Mortgage Investors, Inc.
0.84%, 04/25/28†	$279,434	$274,533
Morgan Stanley Bank of America Merrill Lynch Trust
5.30%, 08/15/45 IO 144AΩ†	1,002,075	94,904
2.92%, 02/15/46	120,000	112,797
3.21%, 02/15/46	121,000	113,253
3.10%, 05/15/46	300,000	284,185
3.46%, 05/15/46	140,000	132,339
Morgan Stanley Capital I Trust
5.48%, 02/12/44†	50,000	55,123
Permanent Master Issuer PLC
1.64%, 07/15/42 144A†@	1,000,000	1,004,820
Prime Mortgage Trust
5.50%, 05/25/35 144A	3,159,241	3,024,822
6.00%, 05/25/35 144A	2,726,241	2,756,652
RBSCF Trust
3.83%, 01/13/32 144A†	800,000	787,632
Reperforming Loan REMIC Trust
0.58%, 11/25/34 144A†	14,517	12,572
0.52%, 03/25/35 144A†	57,996	50,534
Sequoia Mortgage Trust
1.06%, 07/20/33†	144,247	132,046
Structured Adjustable Rate Mortgage Loan Trust
0.50%, 08/25/35†	296,099	278,540
Structured Asset Mortgage Investments II Trust
0.42%, 07/19/35†	178,618	164,885
Structured Asset Securities Corporation
0.51%, 06/25/35 144A†	176,010	141,895
Thrones 2013-1 PLC
2.02%, 07/20/44(U)†	98,504	164,568
UBS-Barclays Commercial Mortgage Trust
3.32%, 12/10/45 144A	110,000	103,222
VNDO 2012-6AVE Mortgage Trust
3.00%, 11/15/30 144A	100,000	93,246
Wachovia Bank Commercial Mortgage Trust
5.38%, 12/15/43	140,000	150,639
Washington Mutual Mortgage Pass-Through Certificates
2.49%, 02/25/33†	11,635	11,446
2.41%, 02/25/37†	618,505	497,205
4.56%, 02/25/37†	402,808	330,860
1.54%, 06/25/42†	27,243	24,927
0.45%, 07/25/45†	284,105	265,564
0.90%, 04/25/47†	1,063,494	936,504
Wells Fargo Alternative Loan 2007-PA6 Trust
2.67%, 12/28/37†	1,267,788	1,029,943
Wells Fargo Commercial Mortgage Trust
4.22%, 07/15/46†	60,000	61,764
Wells Fargo Mortgage-Backed Securities 2005-AR16 Trust
2.66%, 08/25/33†	312,489	317,114

	Par	Value
WF-RBS Commercial Mortgage Trust 5.54%,
02/15/44 IO 144AΩ†	$1,534,249	$60,076
4.83%, 06/15/45 IO 144AΩ†	322,932	30,944

Total Mortgage-Backed Securities (Cost $260,354,869)		258,303,242

MUNICIPAL BONDS — 3.0%
Alameda County Joint Powers Authority, Revenue Bond, Series Z
7.05%, 12/01/44	3,300,000	3,648,480
American Municipal Power, Inc., Hydroelectric Projects, Revenue Bond, Series B
8.08%, 02/15/50	300,000	396,030
American Municipal Power, Inc., Revenue Bond, Series E
6.27%, 02/15/50	250,000	263,243
Arizona State University, Revenue Bond, Series A
5.00%, 07/01/43	40,000	41,142
California State University, Revenue Bond, Series A
5.00%, 11/01/37	290,000	303,018
Chicago Transit Authority, Revenue Bond, Series A
6.90%, 12/01/40	1,800,000	2,005,848
City of Richmond, General Obligation, Series A
5.00%, 03/01/27	40,000	45,067
5.00%, 03/01/28	40,000	44,666
5.00%, 03/01/29	50,000	55,378
City Public Service Board of San Antonio, Revenue Bond
5.00%, 02/01/43	150,000	152,731
Commonwealth of Massachusetts, General Obligation, Series E
5.00%, 08/01/40	255,000	264,927
Illinois Finance Authority, University of Chicago, Revenue Bond, Series B
5.75%, 07/01/33	1,800,000	1,969,920
Los Angeles Community College District, General Obligation
6.75%, 08/01/49	300,000	376,389
Los Angeles Community College District, General Obligation, Series D
6.68%, 08/01/36	300,000	354,708
Metropolitan Pier & Exposition Authority, McCormick Place Expansion Project, Revenue Bond, Series A
5.50%, 06/15/50	250,000	249,990
New Jersey Economic Development Authority, Rutgers University, Revenue Bond
5.00%, 06/15/46	50,000	51,439

124	See Notes to Financial Statements.

	Par	Value
New Jersey State Turnpike Authority, Revenue Bond, Series A
5.00%, 01/01/43	$60,000	$60,953
New Jersey State Turnpike Authority, Revenue Bond, Series B
5.00%, 01/01/25	200,000	221,658
5.00%, 01/01/26	400,000	438,804
5.00%, 01/01/27	400,000	432,136
New Jersey Transportation Trust Fund Authority, Transportation Program, Revenue Bond, Series AA
5.00%, 06/15/36	265,000	270,591
5.00%, 06/15/38	150,000	152,059
New Jersey Transportation Trust Fund Authority, Transportation System, Revenue Bond, Series A
5.00%, 06/15/42	90,000	90,688
New York City Transitional Finance Authority, Revenue Bond, Sub-Series A-1
5.00%, 11/01/42	90,000	93,319
New York City Water & Sewer System, Revenue Bond, Series BB
5.00%, 06/15/47	40,000	40,780
New York City Water & Sewer System, Revenue Bond, Series CC
5.00%, 06/15/45	250,000	254,755
5.00%, 06/15/47	250,000	255,090
New York City Water & Sewer System, Revenue Bond, Series EE
5.00%, 06/15/47	300,000	306,108
New York City, General Obligation, Series E
5.00%, 08/01/25	250,000	278,325
New York City, General Obligation, Series I
5.00%, 08/01/24	250,000	282,022
New York City, General Obligation, Series J
5.00%, 08/01/25	50,000	55,928
New York Liberty Development Corporation, Revenue Bond
5.00%, 12/15/41	80,000	81,203
New York State Dormitory Authority, Revenue Bond, Series A
5.00%, 12/15/26	30,000	33,307
5.00%, 12/15/27	100,000	109,978
New York State Urban Development Corporation, Revenue Bond, Series C
5.00%, 03/15/27	180,000	198,378
5.00%, 03/15/30	260,000	279,820
5.00%, 03/15/31	260,000	277,961
5.00%, 03/15/32	260,000	276,323
Northeast Ohio Regional Sewer District, Revenue Bond
5.00%, 11/15/43	90,000	93,123

	Par	Value
Ohio State Turnpike Commission, Infrastructure Project, Revenue Bond
5.25%, 02/15/39	$250,000	$258,955
5.00%, 02/15/48	455,000	448,380
Ohio State Turnpike Commission, Revenue Bond, Series A
5.00%, 02/15/48	80,000	80,930
Pennsylvania Turnpike Commission, Revenue Bond, Series C
5.00%, 12/01/43	70,000	69,567
Port Authority of New York & New Jersey, Revenue Bond
4.46%, 10/01/62	2,800,000	2,388,064
Private Colleges & Universities Authority, Emory University, Revenue Bond, Series A
5.00%, 10/01/43	340,000	355,171
State of California, General Obligation
5.00%, 09/01/25	120,000	133,393
5.00%, 09/01/27	250,000	272,368
5.00%, 09/01/28	250,000	269,857
5.00%, 09/01/32	255,000	267,125
5.00%, 09/01/33	250,000	260,687
7.95%, 03/01/36	165,000	190,908
7.55%, 04/01/39	385,000	498,371
5.00%, 04/01/42	110,000	111,251
5.00%, 04/01/43	415,000	419,872
5.00%, 11/01/43	105,000	106,295
State of California, General Obligation, Series B
5.00%, 09/01/23	160,000	183,765
State of Connecticut, General Obligation, Series C
5.00%, 07/15/24	50,000	57,035
State of Illinois, General Obligation
7.35%, 07/01/35	375,000	413,224
Tarrant County Cultural Education Facilities Finance Corporation, Revenue Bond, Series 2007A
5.00%, 02/15/26	1,500,000	1,566,570
Utah Transit Authority, Revenue Bond
5.00%, 06/15/42	160,000	160,213
Washington State, General Obligation, Series A
5.00%, 08/01/33	250,000	266,645
5.00%, 08/01/34	270,000	285,571
5.00%, 08/01/35	250,000	264,215
Washington State, Motor Vehicle Fuel Tax, General Obligation, Series B
5.00%, 08/01/33	250,000	266,645

Total Municipal Bonds (Cost $24,697,441)		24,401,362

See Notes to Financial Statements.	125

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Notional Amount	Value
PURCHASED OPTIONS — 0.1%
Call Options — 0.0%
U.S. Dollar vs. Euro, Strike Price $1.35, Expires 01/06/14 (CITI)	$3,520,000	$1,859
U.S. Dollar vs. Euro, Strike Price $1.36, Expires 02/16/14 (CITI)	4,190,000	29,309

		31,168

	Number of Contracts
Put Options — 0.0%
10-Year U.S. Treasury Note Futures, Strike Price $125.00, Expires 01/24/14 (MLCS)	17	34,265
15-Year U.S. Treasury Long Bond Futures, Strike Price $131.00, Expires 01/24/14 (MLCS)	14	40,469

		74,734

	Notional Amount
Put Swaptions — 0.1%
3-Month LIBOR, Strike Price 3.45%, Expires 09/21/15 (RBS)	$2,300,000	371,596

Total Purchased Options (Cost $293,299)		477,498

	Par
U.S. TREASURY OBLIGATIONS — 28.0%
U.S. Treasury Bills
0.04%, 01/02/14	$79,000	79,000
0.14%, 05/29/14‡‡	281,000	280,938
0.10%, 06/05/14	1,200,000	1,199,724

		1,559,662

U.S. Treasury Bonds
2.75%, 08/15/42Δ	2,948,000	2,336,750
2.88%, 05/15/43	8,498,000	6,889,354
3.63%, 08/15/43Δ	2,190,000	2,068,694
3.75%, 11/15/43	2,810,000	2,716,480

		14,011,278

U.S. Treasury Inflationary Index Bonds
1.25%, 04/15/14	1,600,000	1,778,292
2.00%, 07/15/14Δ	1,780,000	2,255,568
0.13%, 04/15/18	4,200,000	4,330,256
1.13%, 01/15/21Δ‡‡	4,700,000	5,279,195
0.13%, 01/15/22	6,600,000	6,552,799
0.13%, 07/15/22	2,600,000	2,532,017
0.13%, 01/15/23	2,000,000	1,913,104
0.38%, 07/15/23Δ	4,700,000	4,552,929
2.13%, 02/15/40Δ	1,280,000	1,556,741
2.13%, 02/15/41	600,000	720,421

		31,471,322

U.S. Treasury Notes
0.25%, 05/31/14Δ	900,000	900,580
0.63%, 07/15/14	8,006,000	8,028,833
0.13%, 07/31/14‡‡	4,767,000	4,767,839

	Par	Value
0.50%, 08/15/14Δ	$300,000	$300,727
0.25%, 08/31/14Δ	100,000	100,092
0.25%, 09/30/14Δ	1,100,000	1,100,967
0.50%, 10/15/14	8,900,000	8,925,730
0.38%, 11/15/14Δ	300,000	300,592
0.25%, 11/30/14Δ	3,600,000	3,603,445
0.25%, 09/30/15Δ	7,000,000	6,994,120
0.25%, 10/31/15	10,000	9,987
0.38%, 02/15/16	6,400,000	6,395,002
2.13%, 02/29/16	3,900,000	4,042,900
0.38%, 03/15/16Δ	3,300,000	3,295,232
1.50%, 06/30/16Δ	2,300,000	2,353,277
1.00%, 08/31/16Δ	11,200,000	11,306,310
0.63%, 12/15/16Δ	3,700,000	3,685,115
1.00%, 03/31/17	24,500,000	24,557,428
2.75%, 04/15/17Δ	2,130,000	2,083,905
0.75%, 10/31/17Δ	3,120,000	3,063,937
2.88%, 03/31/18Δ	900,000	954,105
0.63%, 04/30/18	23,200,000	22,376,214
1.38%, 06/30/18	10,730,000	10,649,107
1.38%, 07/31/18Δ	7,190,000	7,126,246
1.38%, 09/30/18Δ	5,810,000	5,739,420
1.25%, 11/30/18Δ	3,490,000	3,415,565
3.63%, 08/15/19	1,050,000	1,144,336
2.63%, 08/15/20Δ	500,000	510,312
2.00%, 09/30/20	6,360,000	6,217,644
1.75%, 10/31/20	2,700,000	2,590,628
2.00%, 11/30/20	14,780,000	14,389,719
2.00%, 11/15/21	4,200,000	4,009,522
1.75%, 05/15/23Δ	900,000	811,301
2.50%, 08/15/23	2,500,000	2,401,075
2.75%, 11/15/23Δ	1,400,000	1,369,703

		179,520,915

Total U.S. Treasury Obligations (Cost $230,003,022)		226,563,177

	Shares
PREFERRED STOCKS — 0.4%
GMAC Capital Trust I,
8.125%, 02/15/40	23,879	638,524
Wells Fargo & Co.,
7.50%, 12/31/49Δ	2,400	2,652,000

Total Preferred Stocks (Cost $2,012,980)		3,290,524

	Par
REPURCHASE AGREEMENTS — 1.4%
Citigroup Global Markets, Inc. 0.05% (dated 12/31/13, due 01/02/14, repurchase price $4,000,011, collateralized by U.S. Treasury Note, 0.875%, due 07/31/19, total market value $4,075,845)	$4,000,000	4,000,000
0.03% (dated 01/02/14, due 01/03/14, repurchase price $7,400,006, collateralized by U.S. Treasury Note, 0.875%, due 07/31/19, total market value $7,551,884)	7,400,000	7,400,000

Total Repurchase Agreements (Cost $11,400,000)		11,400,000

126	See Notes to Financial Statements.

	Shares	Value
MONEY MARKET FUNDS — 15.7%
GuideStone Money Market Fund (GS4 Class)¥	38,647,829	$38,647,829
Northern Institutional Liquid Assets Portfolio§	88,599,222	88,599,222

Total Money Market Funds (Cost $127,247,051)		127,247,051

TOTAL INVESTMENTS — 118.3% (Cost $955,223,703)		957,423,449

	Number of Contracts
WRITTEN OPTIONS — (0.1)%
Call Options — 0.0%
10-Year U.S. Treasury Note Futures, Strike Price $127.50, Expires 03/20/14 (CITIG)	(141)	(4,406)

Put Options — 0.0%
10-Year U.S. Treasury Note Futures, Strike Price $122.50, Expires 01/24/14 (MLCS)	(34)	(12,750)
10-Year U.S. Treasury Note Futures, Strike Price $123.00, Expires 03/20/14 (BAR)	(141)	(129,985)
15-Year U.S. Treasury Long Bond Futures, Strike Price $127.00, Expires 01/24/14 (GSC)	(29)	(15,406)
90-Day Euro, Strike Price $97.38, Expires 03/14/14 (BAR)	(67)	(33,500)

		(191,641)

	Notional Amount
Put Swaptions — (0.1)%
3-Month LIBOR, Strike Price 2.00%, Expires 03/31/14 (GSC)	$(97,800,000)	(180,686)
3-Month LIBOR, Strike Price 2.50%, Expires 09/21/15 (RBS)	(9,700,000)	(385,856)

		(566,542)

Total Written Options (Premiums received $(456,971))		(762,589)

	Par	Value
SECURITY SOLD SHORT — (0.9)%
U.S. Treasury Note 1.63%, 08/15/22 (Cost $(7,412,651))	$(8,100,000)	$(7,360,243)

TBA SALE COMMITMENTS — (0.3)%
Federal Home Loan Mortgage Corporation
5.00%, 01/01/40 TBA	(1,000,000)	(1,078,438)
Federal National Mortgage Association
4.50%, 01/01/42 TBA	(1,000,000)	(1,059,570)

Total TBA Sale Commitments (Cost $(2,145,781))		(2,138,008)

Liabilities in Excess of Other Assets — (17.0)%		(137,539,621)

NET ASSETS — 100.0%		$809,622,988

See Notes to Financial Statements.	127

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

Swap agreements outstanding at December 31, 2013:

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Corporate Issues — Buy Protection
CitiFinancial,
6.63% due 06/01/15	(0.15)%	06/20/15	UBS	USD	$300,000	$467	$—	$467
Credit Suisse, Inc.,
6.50%, due 01/15/12	(1.00)%	09/20/20	GSC	USD	300,000	(640)	5,196	(5,836)

					$600,000	$(173)	$5,196	$(5,369)

Reference Obligation	Implied Credit Spread	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Corporate Issues — Sell Protection
Federated Republic of Brazil,
12.50% due 03/06/30	1.45%	(1.04)%	05/20/17	DEUT	USD	$1,000,000	$(12,387)	$—	$(12,387)
GMAC LLC,
6.88% due 08/28/12	1.10%	(3.53)%	09/20/17	DEUT	USD	4,100,000	364,059	—	364,059

						$5,100,000	$351,672	$—	$351,672

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Credit Indices — Buy Protection
Dow Jones CDX.NA.IG16 Index	1.00%	06/20/14	JPM	USD	$5,600,000	$(27,507)	$(10,737)	$(16,770)
Dow Jones CDX.NA.IG16 Index	1.00%	06/20/14	JPM	USD	5,300,000	(26,034)	(10,874)	(15,160)
Dow Jones CDX.NA.IG16 Index	1.00%	06/20/14	DEUT	USD	4,100,000	(20,139)	(8,128)	(12,011)
Dow Jones CDX.NA.HY15 Index	(5.00)%	12/20/15	CME	USD	2,112,000	(165,430)	43,560	(208,990)
Dow Jones CDX.NA.IG16 Index	1.00%	12/20/16	BOA	USD	900,000	(4,421)	(1,662)	(2,759)
Dow Jones CDX.NA.IG21 Index	(1.00)%	12/20/18	CME	USD	9,600,000	(176,208)	(138,396)	(37,812)

					$27,612,000	$(419,739)	$(126,237)	$(293,502)

Reference Obligation	Implied Credit Spread	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Credit Indices — Sell Protection
Dow Jones CDX.NA.IG16 Index	0.94%	1.00%	06/20/16	JPM	USD	$4,825,000	$95,475	$9,997	$85,478
Dow Jones CDX.NA.IG16 Index	0.94%	(1.00)%	06/20/16	DEUT	USD	2,125,000	42,049	4,304	37,745
Dow Jones CDX.NA.IG16 Index	0.97%	1.00%	12/20/16	BOA	USD	3,000,000	59,363	3,366	55,997
Dow Jones CMBX.NA.AAA.4 Index	0.97%	0.35%	02/17/51	CITI	USD	1,200,000	(18,652)	(32,811)	14,159

						$11,150,000	$178,235	$(15,144)	$193,379

128	See Notes to Financial Statements.

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Interest Rate Swaps
Brazil CETIP Interbank Deposit	8.15%	01/02/15	DEUT	BRL	$8,830,000	$(84,027)	$—	$(84,027)
Brazil CETIP Interbank Deposit	10.14%	01/02/15	HKSB	BRL	5,300,000	63,480	21,159	42,321
Brazil CETIP Interbank Deposit	8.56%	01/02/15	UBS	BRL	5,300,000	(34,072)	136	(34,208)
Brazil CETIP Interbank Deposit	8.08%	01/02/15	HSBC	BRL	3,700,000	(29,401)	3,421	(32,822)
Brazil CETIP Interbank Deposit	9.94%	01/02/15	DEUT	BRL	2,570,000	(2,804)	—	(2,804)
Brazil CETIP Interbank Deposit	7.62%	01/02/15	DEUT	BRL	1,800,000	(21,824)	(2,156)	(19,668)
Brazil CETIP Interbank Deposit	8.43%	01/02/15	DEUT	BRL	1,000,000	(4,378)	3,045	(7,423)
Brazil CETIP Interbank Deposit	8.27%	01/02/15	MSCS	BRL	900,000	(7,360)	(1,120)	(6,240)
Brazil CETIP Interbank Deposit	7.92%	01/02/15	BAR	BRL	700,000	(7,176)	(37)	(7,139)
Brazil CETIP Interbank Deposit	10.39%	01/04/16	BOA	BRL	9,130,000	(48,850)	—	(48,850)
Brazil CETIP Interbank Deposit	7.77%	01/04/16	CITI	BRL	2,700,000	(21,279)	—	(21,279)
Brazil CETIP Interbank Deposit	8.94%	01/02/17	CS	BRL	5,800,000	(156,338)	(2,535)	(153,803)
Brazil CETIP Interbank Deposit	8.60%	01/02/17	DEUT	BRL	5,300,000	(163,765)	2,385	(166,150)
Brazil CETIP Interbank Deposit	8.90%	01/02/17	UBS	BRL	5,200,000	(142,257)	(4,206)	(138,051)
Brazil CETIP Interbank Deposit	8.50%	01/02/17	CS	BRL	5,200,000	(166,665)	(3,313)	(163,352)
Brazil CETIP Interbank Deposit	8.59%	01/02/17	UBS	BRL	2,900,000	(93,325)	(2,657)	(90,668)
Brazil CETIP Interbank Deposit	8.49%	01/02/17	BNP	BRL	1,100,000	(34,174)	—	(34,174)
3-Month LIBOR	(0.70)%	05/31/17	JPM	USD	42,000,000	491,180	(36,895)	528,075
3-Month LIBOR	(1.68)%	11/25/17	CME	USD	20,400,000	170,697	43,842	126,855
3-Month KLIBOR	(3.88)%	11/14/18	DEUT	MYR	860,000	(148)	—	(148)
3-Month KLIBOR	(3.92)%	11/19/18	CITI	MYR	960,000	597	—	597
3-Month KLIBOR	(3.97)%	12/11/18	JPM	MYR	1,570,000	1,271	—	1,271
3-Month LIBOR	2.00%	03/19/19	CME	USD	8,300,000	25,797	108,481	(82,684)
3-Month LIBOR	2.56%	10/20/20	DEUT	USD	2,800,000	40,099	—	40,099
3-Month LIBOR	2.92%	11/25/20	CME	USD	24,400,000	(368,570)	(81,882)	(286,688)
3-Month LIBOR	2.75%	03/19/21	CME	USD	4,700,000	47,932	—	47,932
3-Month LIBOR	2.65%	07/31/23	CME	USD	6,200,000	(123,384)	—	(123,384)
3-Month KRW-CD-KDSA	(3.45)%	08/08/23	CITI	KRW	1,328,210,000	(4,832)	—	(4,832)
3-Month KLIBOR	(4.49)%	08/14/23	DEUT	MYR	220,000	302	—	302
3-Month KRW-CD-KDSA	(3.42)%	08/14/23	JPM	KRW	391,340,000	(315)	—	(315)
3-Month KRW-CD-KDSA	(3.49)%	08/16/23	CITI	KRW	185,320,000	(989)	—	(989)
3-Month KRW-CD-KDSA	(3.56)%	08/21/23	JPM	KRW	228,920,000	(2,825)	5	(2,830)
3-Month KLIBOR	(4.33)%	09/26/23	JPM	MYR	370,000	2,249	—	2,249
3-Month KLIBOR	(4.45)%	11/15/23	CITI	MYR	600,000	1,072	—	1,072
3-Month LIBOR	(3.51)%	11/25/23	CME	USD	10,800,000	193,935	37,876	156,059
6-Month WIBOR	(4.16)%	11/28/23	FCM	PLN	970,000	1,013	—	1,013
3-Month KORIBOR	(3.47)%	12/23/23	CITI	KRW	239,520,000	(697)	—	(697)
3-Month KORIBOR	(3.47)%	12/26/23	JPM	KRW	114,310,000	(379)	—	(379)
3-Month LIBOR	(3.50)%	03/19/29	CME	USD	5,100,000	94,127	—	94,127
3-Month LIBOR	(3.00)%	12/18/43	CITI	USD	2,700,000	437,905	179,146	258,759

					$2,688,000,000	$51,822	$264,695	$(212,873)

Total Swap agreements outstanding at December 31, 2013					$2,732,462,000	$161,817	$128,510	$33,307

See Notes to Financial Statements.	129

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2013, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Agency Obligations	$15,306,422	$—	$15,306,422	$—
Asset-Backed Securities	19,734,775	—	17,849,074	1,885,701
Corporate Bonds	152,770,691	—	151,264,394	1,506,297
Foreign Bonds:
Australia	5,004,368	—	5,004,368	—
Bermuda	725,087	—	725,087	—
Canada	3,889,165	—	3,889,165	—
Cayman Islands	4,542,961	—	4,542,961	—
Chile	814,775	—	814,775	—
Colombia	531,858	—	531,858	—
Dominican Republic	204,126	—	204,126	—
France	5,733,822	—	5,733,822	—
Germany	2,522,763	—	2,522,763	—
Honduras	201,626	—	201,626	—
Iceland	14	—	—	14
India	3,401,091	—	3,401,091	—
Indonesia	1,409,238	—	1,409,238	—
Ireland	758,825	—	758,825	—
Israel	2,197,856	—	2,197,856	—
Italy	10,909,535	—	10,909,535	—
Japan	1,597,427	—	1,597,427	—
Jersey	239,448	—	239,448	—
Jordan	1,176,567	—	1,176,567	—
Luxembourg	4,471,200	—	4,471,200	—
Mexico	23,881,746	—	23,881,746	—
Netherlands	5,746,489	—	5,746,489	—
New Zealand	223,457	—	223,457	—
Norway	492,511	—	492,511	—
Russia	2,505,995	—	2,505,995	—
Singapore	297,774	—	297,774	—
South Africa	688,380	—	688,380	—
South Korea	3,855,693	—	3,855,693	—
Spain	2,376,247	—	2,376,247	—
Supranational	391,845	—	391,845	—
Sweden	5,137,871	—	5,137,871	—
Switzerland	944,340	—	944,340	—
Turkey	1,267,772	—	1,267,772	—
United Kingdom	16,476,089	—	16,476,089	—
Virgin Islands (British)	3,310,746	—	3,310,746	—
Money Market Funds	127,247,051	127,247,051	—	—
Mortgage-Backed Securities	258,303,242	—	253,586,840	4,716,402
Municipal Bonds	24,401,362	—	24,401,362	—
Preferred Stocks	3,290,524	638,524	—	2,652,000
Purchased Options	477,498	74,734	402,764	—
Repurchase Agreements	11,400,000	—	11,400,000	—
U.S. Treasury Obligations	226,563,177	—	226,563,177	—

Total Assets - Investments in Securities	$957,423,449	$127,960,309	$818,702,726	$10,760,414

Other Financial Instruments***
Forward Foreign Currency Contracts	$8,461	$—	$8,461	$—
Swap Agreements	161,817	—	161,817	—

Total Assets - Other Financial Instruments	$170,278	$—	$170,278	$—

130	See Notes to Financial Statements.

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities:
Investments in Securities:
Security Sold Short	$(7,360,243)	$—	$(7,360,243)	$—
TBA Sale Commitments	(2,138,008)	—	(2,138,008)	—
Written Options	(762,589)	(196,047)	(385,856)	(180,686)

Total Liabilities - Investments in Securities	$(10,260,840)	$(196,047)	$(9,884,107)	$(180,686)

Other Financial Instruments***
Futures Contracts	$(168,299)	$(168,299)	$—	$—

Total Liabilities - Other Financial Instruments	$(168,299)	$(168,299)	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2013.

The unobservable inputs used in the fair value measurement of the reporting entity’s asset-backed securities, corporate bonds, foreign bonds, loan agreements, mortgage-backed securities, preferred stock and written option are values based on evaluated quotations received from dealers who make markets in such securities. Significant increases (decreases) in those evaluated quotations would result in a significantly higher (lower) fair value measurement.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Total Value	Asset-Backed Securities	Corporate Bonds	Foreign Bonds	Mortgage-Backed Securities	Preferred Stock	Written Option
Balance, 12/31/12	$14,016,404	$1,782,083	$2,846,064	$157,695	$6,290,562	$2,940,000	$—
Accrued discounts/premiums	(7,218)	5,804	(5,064)	—	(7,958)	—	—
Realized gain (loss)(1)	(73,888)	(4,492)	(71,251)	(657)	2,512	—	—
Change in unrealized appreciation (depreciation)(2)	(8,540)	3,325	271,340	2,421	91,148	(288,000)	(88,774)
Purchases	865,115	504,488	(248,394)	—	700,933	—	(91,912)
Sales	(1,771,534)	(403,472)	(1,208,617)	(159,445)	—	—	—
Transfers in to Level 3	—	—	—	—	—	—	—
Transfers out of Level 3(3)	(2,235,128)	—	—	—	(2,235,128)	—	—
Maturities	—	—	—	—	—	—	—
Paydowns	(205,483)	(2,035)	(77,781)	—	(125,667)	—	—

Balance, 12/31/13	$10,579,728	$1,885,701	$1,506,297	$14	$4,716,402	$2,652,000	$(180,686)

(1)	Realized gain (loss) from the sale of Level 3 securities can be found on the Statement of Operations in Net realized gain (loss) from: Investment securities.

(2)

Change in unrealized appreciation (depreciation) can be found on the Statement of Operations in Net change in unrealized appreciation (depreciation) on: Investment securities and Net change in unrealized appreciation (depreciation) on: Option contracts written.

(3)

Transfers out of Level 3 represent the value of securities at December 31, 2013 that were transferred from Level 3 to Level 2 of the fair value hierarchy as a result of the ability of the Fund to obtain a price which was determined using observable inputs.

See Notes to Financial Statements.	131

Extended-Duration Bond Fund (Unaudited)

The Fund invested in a diversified portfolio composed primarily of investment grade fixed income securities with an average dollar-weighted duration (a measure of bond prices’ sensitivity to changes in interest rates) normally greater than or equal to seven years. The GS4 Class of the Fund outperformed its composite benchmark index, 50% Barclays U.S. Long-Term Credit Index and 50% Barclays U.S. Long-Term Government Index, for the one-year period ended December 31, 2013 (-5.24% versus -9.57%). The Fund’s benchmark-relative performance was positively impacted by the Fund’s significant underweight to the U.S. Treasury sector. Throughout the year, the Fund underweighted lower yielding U.S. Treasury securities in favor of higher yielding corporate bonds, non-U.S. bonds and high yield bonds. These sectors, which traded at a yield premium to U.S. Treasuries, benefitted as spreads compressed, or decreased, during the year. A by-product of underweighting U.S. Treasuries was the Fund’s higher than benchmark yield, which provided incremental interest income. The Fund’s lower-than-benchmark duration position also benefited relative returns as longer-term yields increased from the beginning to the end of the year.

During the year, the Fund remained focused on its objective of seeking maximum total return consistent with preservation of capital.

This Fund may be suitable for investors who are seeking higher returns without investing in stocks, can accept short-term fluctuations in account value and want to diversify their portfolio with a fixed income investment option. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings. To the extent that the investment adviser misjudges current market conditions, the Fund’s volatility may be amplified by its use of derivatives and by its ability to select sub-advisers to allocate assets. Leverage may increase the risk of loss and cause fluctuations in the market value of the Fund’s portfolio to have disproportionately large effects or cause the net asset value of the Fund generally to decline faster than it would otherwise.

At December 31, 2013, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
Corporate Bonds	48.4
Foreign Bonds	20.9
Municipal Bonds	17.8
Money Market Funds	14.9
U.S. Treasury Obligations	6.4
Asset-Backed Security	0.9
Mortgage-Backed Security	0.5
Preferred Stocks	0.2

110.0

Extended-Duration Bond Fund (Unaudited)

Average Annual Total Returns as of 12/31/13
	GS2 Class*	GS4 Class*	Benchmark**
One Year	-5.10%	-5.24%	-9.57%
Five Year	11.78%	11.56%	6.18%
Ten Year	7.64%	7.45%	6.29%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2013 Prospectus, as amended on October 31, 2013)(1)	0.56%	0.80%

(1) Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund for the 10-year period from December 31, 2003 to December 31, 2013, with all dividends and capital gains reinvested, with the weighted composite benchmark index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a weighted composite benchmark index consisting of 50% Barclays U.S. Long-Term Credit Bond Index and 50% Barclays U.S. Long-Term Government Bond Index.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

EXTENDED-DURATION BOND FUND SCHEDULE OF INVESTMENTS	December 31, 2013

	Par	Value
ASSET-BACKED SECURITY — 0.9%
Citibank Credit Card Issuance Trust
6.15%, 06/15/39 (Cost $3,102,185)	$2,300,000	$2,574,921

CORPORATE BONDS — 48.4%
AES Corporation
4.88%, 05/15/23	60,000	56,400
Aflac, Inc.
6.45%, 08/15/40Δ	4,705,000	5,554,935
Alcatel-Lucent USA, Inc.
6.45%, 03/15/29	105,000	93,450
Alcoa, Inc.
5.87%, 02/23/22Δ	10,000	10,338
6.75%, 01/15/28	235,000	247,198
5.95%, 02/01/37Δ	85,000	78,779
Ally Financial, Inc.
8.00%, 11/01/31	177,000	212,621
Alta Wind Holdings LLC
7.00%, 06/30/35 144A	510,531	542,638
Andarko Holding Co.
7.15%, 05/15/28Δ	250,000	290,558
Apple, Inc.
3.85%, 05/04/43Δ	2,537,000	2,128,122
AT&T, Inc.
4.30%, 12/15/42Δ	1,242,000	1,057,564
Bank of America NA
6.00%, 10/15/36	5,000,000	5,757,080
Barrick North America Finance LLC
5.70%, 05/30/41	3,634,000	3,131,967
Bruce Mansfield Unit
6.85%, 06/01/34	1,092,943	1,134,440
California Institute of Technology
4.70%, 11/01/11	4,030,000	3,418,564
CenturyLink, Inc.
6.45%, 06/15/21Δ	260,000	271,700
6.88%, 01/15/28	65,000	60,288
7.65%, 03/15/42	295,000	264,762
Chesapeake Energy Corporation
6.63%, 08/15/20	10,000	11,225
6.88%, 11/15/20	15,000	17,025
2.75%, 11/15/35 CONV	75,000	78,797
2.50%, 05/15/37 CONV	200,000	204,000
2.25%, 12/15/38 CONV	50,000	46,875
Ciena Corporation
3.75%, 10/15/18 CONV 144A	155,000	224,072
Citigroup, Inc.
8.13%, 07/15/39	3,584,000	5,043,419
Comcast Corporation
4.50%, 01/15/43Δ	1,950,000	1,768,278
Continental Airlines 1999-2 Class B Pass Through Trust
7.57%, 09/15/21	60,012	62,262
Continental Airlines 2000-2 Class B Pass Through Trust
8.31%, 10/02/19	113,155	119,520
Corning, Inc.
7.25%, 08/15/36	850,000	981,397

	Par	Value
Cummins, Inc.
5.65%, 03/01/98	$2,520,000	$2,426,102
Darden Restaurants, Inc.
6.00%, 08/15/35	990,000	891,612
DCP Midstream LLC
6.45%, 11/03/36 144A	490,000	500,584
Dillard’s, Inc.
7.00%, 12/01/28Δ	500,000	512,500
Dow Chemical Co.
9.40%, 05/15/39	920,000	1,378,580
Foot Locker, Inc.
8.50%, 01/15/22	1,000,000	1,147,500
Ford Motor Co.
4.25%, 11/15/16 CONVΔ	175,000	323,750
6.63%, 10/01/28	680,000	765,294
6.38%, 02/01/29	1,255,000	1,384,180
General Electric Capital Corporation
6.75%, 03/15/32	2,000,000	2,483,598
6.15%, 08/07/37	3,000,000	3,511,644
5.88%, 01/14/38	150,000	171,446
Goldman Sachs Group, Inc.
6.75%, 10/01/37	500,000	557,997
HCA, Inc.
7.58%, 09/15/25	1,000,000	1,047,500
7.05%, 12/01/27	500,000	497,500
Hewlett-Packard Co.
6.00%, 09/15/41Δ	1,167,000	1,173,189
HSBC Bank USA NA
7.00%, 01/15/39	4,748,000	5,960,274
Intel Corporation
3.25%, 08/01/39 CONVΔ	1,155,000	1,572,250
International Lease Finance Corporation
5.88%, 08/15/22	5,000	5,012
International Paper Co.
8.70%, 06/15/38	2,643,000	3,650,998
iStar Financial, Inc.
3.00%, 11/15/16 CONV	100,000	136,750
7.13%, 02/15/18Δ	180,000	199,350
4.88%, 07/01/18	100,000	100,125
Jefferies Group LLC
6.45%, 06/08/27	50,000	52,204
3.88%, 11/01/29 CONV	65,000	69,022
6.25%, 01/15/36	185,000	179,450
6.50%, 01/20/43	1,990,000	1,979,648
JPMorgan Chase & Co.
4.25%, 11/02/18(Z)	385,000	299,725
5.60%, 07/15/41	5,000,000	5,445,950
KB Home
1.38%, 02/01/19 CONV	30,000	29,944
Kinder Morgan Energy Partners LP
5.80%, 03/15/35	280,000	287,932
Kraft Foods Group, Inc.
6.88%, 01/26/39	2,268,000	2,771,120
6.50%, 02/09/40	1,000,000	1,170,138
Liberty Mutual Group, Inc.
6.50%, 03/15/35 144AΔ	1,400,000	1,537,586
Macy’s Retail Holdings, Inc.
6.38%, 03/15/37	240,000	268,673
Masco Corporation
7.75%, 08/01/29	275,000	303,362
6.50%, 08/15/32	55,000	54,312

134	See Notes to Financial Statements.

	Par	Value
Massachusetts Institute of Technology
5.60%, 07/01/11	$1,000,000	$1,140,886
Mead Corporation
7.55%, 03/01/47@Δ	515,000	523,148
Merrill Lynch & Co., Inc.
6.11%, 01/29/37	900,000	973,714
MetLife, Inc.
5.88%, 02/06/41	2,675,000	2,998,750
6.40%, 12/15/66	310,000	320,075
Morgan Stanley
4.75%, 11/16/18(A)	295,000	260,836
3.75%, 02/25/23	300,000	292,478
6.25%, 08/09/26	600,000	695,042
Motorola Solutions, Inc.
6.63%, 11/15/37	46,000	45,696
Mutual of Omaha Insurance Co.
6.80%, 06/15/36 144A	100,000	112,870
Nationwide Mutual Insurance Co.
6.60%, 04/15/34 144A	150,000	153,562
New Albertsons, Inc.
7.45%, 08/01/29	55,000	45,375
8.70%, 05/01/30	25,000	21,750
8.00%, 05/01/31	295,000	244,850
Old Republic International Corporation
3.75%, 03/15/18 CONVΔ	2,255,000	2,815,931
Owens Corning
7.00%, 12/01/36	2,360,000	2,549,732
Penn Mutual Life Insurance Co.
7.63%, 06/15/40 144A	1,750,000	2,201,645
Prudential Financial, Inc.
6.63%, 06/21/40Δ	3,912,000	4,760,200
5.63%, 05/12/41	987,000	1,067,531
PulteGroup, Inc.
6.38%, 05/15/33	1,000,000	910,000
Qwest Corporation
7.25%, 09/15/25Δ	490,000	522,872
6.88%, 09/15/33Δ	2,250,000	2,171,250
RPM International, Inc.
2.25%, 12/15/20 CONVΔ	22,000	24,461
RR Donnelley & Sons Co.
8.25%, 03/15/19Δ	250,000	287,500
7.00%, 02/15/22Δ	285,000	307,800
SandRidge Energy, Inc.
7.50%, 02/15/23	350,000	357,000
Sempra Energy
6.00%, 10/15/39	991,000	1,092,294
SLM Corporation
5.00%, 06/15/18	335,000	329,893
5.63%, 08/01/33	1,460,000	1,209,975
Sprint Capital Corporation
6.90%, 05/01/19	55,000	60,362
6.88%, 11/15/28	1,025,000	971,188
8.75%, 03/15/32	20,000	21,550
Textron, Inc.
6.63%, 04/07/20(U)	160,000	296,679
Toro Co.
6.63%, 05/01/37@	300,000	305,528
UnitedHealth Group, Inc.
6.50%, 06/15/37	767,000	912,900
6.63%, 11/15/37	1,026,000	1,245,358
3.95%, 10/15/42	181,000	154,116

	Par	Value
University of Pennsylvania
4.67%, 09/01/12	$3,370,000	$3,000,692
University of Southern California
5.25%, 10/01/11	2,779,000	2,945,857
US Airways 2012-1 Class A Pass Through Trust
5.90%, 04/01/26Δ	441,814	481,577
US Airways 2012-2 Class A Pass Through Trust
4.63%, 12/03/26	303,953	310,222
Valeant Pharmaceuticals International
6.38%, 10/15/20 144A	490,000	518,787
Verizon Communications, Inc.
6.40%, 02/15/38	968,000	1,090,542
6.00%, 04/01/41	2,770,000	3,051,917
6.55%, 09/15/43	1,878,000	2,204,999
Verizon Maryland, Inc.
5.13%, 06/15/33	150,000	142,643
WellPoint, Inc.
6.38%, 06/15/37Δ	182,000	208,353
Wells Fargo & Co.
5.61%, 01/15/44 144A	4,912,000	5,120,878
Western Union Co.
6.20%, 11/17/36Δ	1,265,000	1,189,996
Weyerhaeuser Co.
6.88%, 12/15/33	580,000	686,062

Total Corporate Bonds (Cost $121,931,230)		131,072,397

FOREIGN BONDS — 20.9%
Australia — 2.7%
Barrick PD Australia Finance Propriety, Ltd.
5.95%, 10/15/39	2,870,000	2,490,821
BHP Billiton Finance (USA), Ltd.
5.00%, 09/30/43	854,000	871,675
New South Wales Treasury Corporation
6.00%, 02/01/18(A)	730,000	713,803
Queensland Treasury Corporation
5.75%, 11/21/14(A)	60,000	55,061
Rio Tinto Finance USA, Ltd.
5.20%, 11/02/40	2,946,000	3,045,654

		7,177,014

Brazil — 0.4%
Brazilian Government International Bond
10.25%, 01/10/28(B)Δ	2,525,000	1,040,823

Canada — 4.7%
Canada Generic Residual STRIP
2.95%, 06/01/25(C)Ω†	3,685,000	2,484,604
Ontario Generic Residual STRIP
4.37%, 03/08/29(C)Ω†	4,600,000	2,288,546
Saskatchewan Residual STRIP
3.22%, 02/04/22(C)Ω†	3,000,000	2,111,803
Talisman Energy, Inc.
6.25%, 02/01/38	450,000	459,013

See Notes to Financial Statements.	135

EXTENDED-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
TransCanada PipeLines, Ltd.
6.20%, 10/15/37	$1,541,000	$1,761,312
Xstrata Finance Canada, Ltd.
6.00%, 11/15/41 144A	3,591,000	3,486,764

		12,592,042

Ireland — 0.7%
Eircom Finance, Ltd.
9.25%, 05/15/20 144A(E)	200,000	292,021
XL Group PLC
6.25%, 05/15/27Δ	1,530,000	1,717,775

		2,009,796

Italy — 0.6%
Telecom Italia Capital SA
6.38%, 11/15/33	755,000	687,050
6.00%, 09/30/34	1,010,000	879,963

		1,567,013

Luxembourg — 0.4%
ArcelorMittal
6.00%, 03/01/21Δ	45,000	47,925
7.50%, 10/15/39	215,000	212,313
7.25%, 03/01/41Δ	975,000	936,000

		1,196,238

Malaysia — 0.1%
Telekom Malaysia Bhd
7.88%, 08/01/25 144A	225,000	280,081

Mexico — 0.7%
America Movil SAB de CV
6.45%, 12/05/22(M)	2,600,000	184,502
Mexican Bonos
8.00%, 12/07/23(M)	19,800,000	1,689,745

		1,874,247

Netherlands — 4.5%
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
5.25%, 05/24/41Δ	1,023,000	1,059,333
5.75%, 12/01/43	1,500,000	1,595,964
Deutsche Telekom International Finance BV
4.88%, 03/06/42 144A	2,050,000	1,963,613
EDP Finance BV
4.90%, 10/01/19 144A	500,000	510,000
Enel Finance International NV
6.80%, 09/15/37 144AΔ	100,000	103,961
6.00%, 10/07/39 144AΔ	2,210,000	2,126,471
Koninklijke Philips Electronics NV
6.88%, 03/11/38Δ	3,250,000	3,962,150
5.00%, 03/15/42Δ	1,000,000	996,685

		12,318,177

Norway — 0.5%
Norway Government Bond
5.00%, 05/15/15(K)	540,000	93,301
4.25%, 05/19/17(K)	7,670,000	1,363,767

		1,457,068

Portugal — 0.3%
Portugal Obrigacoesdo Tesouro OT
4.80%, 06/15/20(E)	75,000	98,695

	Par	Value
3.85%, 04/15/21(E)	$255,000	$311,709
4.95%, 10/25/23(E)	355,000	451,755

		862,159

Spain — 1.1%
Autonomous Community of Madrid Spain
4.30%, 09/15/26(E)	665,000	862,836
Telefonica Emisiones SA Unipersonal
5.13%, 04/27/20	75,000	79,864
7.05%, 06/20/36	1,720,000	1,904,625

		2,847,325

Supranational — 1.7%
Inter-American Development Bank
6.00%, 12/15/17(Z)	3,115,000	2,665,798
International Bank For Reconstruction & Development
1.43%, 03/05/14(G)	2,470,000	1,959,097

		4,624,895

United Kingdom — 2.5%
Barclays Bank PLC
3.68%, 08/20/15(W)	740,000,000	716,980
BG Energy Capital PLC
5.13%, 10/15/41 144A	585,000	602,125
Centrica PLC
5.38%, 10/16/43 144A	1,097,000	1,108,841
HBOS PLC
6.00%, 11/01/33 144A	925,000	896,784
Rio Tinto Finance USA PLC
4.13%, 08/21/42Δ	392,000	346,039
Standard Chartered PLC
5.30%, 01/09/43 144AΔ	3,201,000	3,102,105

		6,772,874

Total Foreign Bonds (Cost $52,811,460)		56,619,752

MORTGAGE-BACKED SECURITY — 0.5%
Community Program Loan Trust
4.50%, 04/01/29 (Cost $1,164,506)	1,296,843	1,309,328

MUNICIPAL BONDS — 17.8%
Austin Water & Wastewater System, Revenue Bond, Series A
5.00%, 11/15/43	1,250,000	1,287,600
Bay Area Toll Authority, Revenue Bond, Series S-4
5.00%, 04/01/43	1,395,000	1,395,921
5.13%, 04/01/48	510,000	512,754
California Educational Facilities Authority, Stanford University, Revenue Bond
5.25%, 04/01/40	3,690,000	4,295,750
Cook County Community College District No. 508, General Obligation
5.25%, 12/01/43	325,000	322,559

136	See Notes to Financial Statements.

	Par	Value
District of Columbia Water & Sewer Authority, Revenue Bond, Series A
5.00%, 10/01/44	$2,005,000	$2,041,992
Grand Parkway Transportation Corporation, Revenue Bond, Series B
5.25%, 10/01/51	6,415,000	6,482,678
Los Angeles Department of Water & Power, Revenue Bond, Series B
5.00%, 07/01/43	2,405,000	2,478,555
Metropolitan Pier & Exposition Authority, McCormick Place Expansion Project, Revenue Bond, Series B (AGM Insured)
0.00%, 06/15/45Ω†	9,800,000	1,560,454
0.00%, 06/15/46Ω†	1,240,000	186,236
0.00%, 06/15/47Ω†	400,000	56,300
Miami-Dade County Water & Sewer System, Revenue Bond, Series A
5.00%, 10/01/42	2,030,000	2,058,542
New York City Transitional Finance Authority, Revenue Bond, Sub-Series A-1
5.00%, 11/01/38	2,080,000	2,165,093
New York City Water & Sewer System, Revenue Bond, Series FF
5.00%, 06/15/45	1,190,000	1,213,800
New York State Dormitory Authority, Revenue Bond, Series A
5.00%, 03/15/43	2,210,000	2,294,046
New York State Dormitory Authority, Revenue Bond, Series C
5.00%, 03/15/41	745,000	764,415
Ohio State Turnpike Commission, Revenue Bond, Series A-2
0.00%, 02/15/36Ω†	925,000	257,973
0.00%, 02/15/37Ω†	1,635,000	425,590
0.00%, 02/15/38Ω†	1,995,000	485,344
0.00%, 02/15/40Ω†	1,670,000	355,877
0.00%, 02/15/41Ω†	1,585,000	315,843
0.00%, 02/15/42Ω†	1,200,000	224,688
0.00%, 02/15/43Ω†	830,000	146,005
Omaha Public Power District, Revenue Bond, Series A
5.00%, 02/01/42	1,475,000	1,528,439
Pennsylvania Turnpike Commission, Revenue Bond, Series C
5.00%, 12/01/43	390,000	387,586
Philadelphia Water & Wastewater, Revenue Bond, Series A
5.13%, 01/01/43	380,000	382,097
San Bernardino Community College District, General Obligation, Series B
0.00%, 08/01/48Ω†	2,845,000	373,378

	Par	Value
Southwestern Community College District, General Obligation, Series C
0.00%, 08/01/46Ω†	$3,975,000	$596,051
State of California, General Obligation
5.00%, 02/01/43	1,775,000	1,795,590
5.00%, 04/01/43	3,850,000	3,895,199
State of Illinois, General Obligation
5.10%, 06/01/33	635,000	590,512
State of Illinois, General Obligation, Series B
5.52%, 04/01/38	425,000	382,921
University of California, Revenue Bond, Series AD
4.86%, 05/15/12	4,912,000	4,256,101
University of California, Revenue Bond, Series AI
5.00%, 05/15/38	405,000	422,508
University of Utah, Revenue Bond, Series A
5.00%, 08/01/43	1,545,000	1,599,616
Westside Union School District, General Obligation, Series B
0.00%, 08/01/40Ω†	1,600,000	339,408
0.00%, 08/01/45Ω†	2,170,000	337,587

Total Municipal Bonds (Cost $47,937,095)		48,215,008

U.S. TREASURY OBLIGATIONS — 6.4%
U.S. Treasury Bonds
2.75%, 11/15/42Δ	1,200,000	949,126
2.88%, 05/15/43	5,020,000	4,069,729
3.63%, 08/15/43	2,511,000	2,371,913

		7,390,768

U.S. Treasury STRIP
0.00%, 08/15/42Ω†	32,225,000	9,840,742

Total U.S. Treasury Obligations (Cost $18,365,892)		17,231,510

	Shares
PREFERRED STOCKS — 0.2%
Ally Financial, Inc.,
7.00% 144A	82	78,318
Chesapeake Energy Corporation,
5.00% CONV	620	60,450
Chesapeake Energy Corporation,
5.75% CONV 144A	80	92,700
El Paso Energy Capital Trust I,
4.75%, 03/31/28 CONV	5,350	300,295

Total Preferred Stocks (Cost $373,592)		531,763

See Notes to Financial Statements.	137

EXTENDED-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
MONEY MARKET FUNDS — 14.9%
GuideStone Money Market Fund (GS4 Class)¥	10,096,703	$10,096,703
Northern Institutional Liquid Assets Portfolio§	30,220,442	30,220,442

Total Money Market Funds (Cost $40,317,145)		40,317,145

TOTAL INVESTMENTS — 110.0% (Cost $286,003,105)		297,871,824

Liabilities in Excess of Other Assets — (10.0)%		(27,090,443)

NET ASSETS — 100.0%		$270,781,381

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2013, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Asset-Backed Security	$2,574,921	$—	$2,574,921	$—
Corporate Bonds	131,072,397	—	128,964,375	2,108,022
Foreign Bonds	56,619,752	—	56,619,752	—
Money Market Funds	40,317,145	40,317,145	—	—
Mortgage-Backed Security	1,309,328	—	1,309,328	—
Municipal Bonds	48,215,008	—	48,215,008	—
Preferred Stocks	531,763	453,445	—	78,318
U.S. Treasury Obligations	17,231,510	—	17,231,510	—

Total Assets - Investments in Securities	$297,871,824	$40,770,590	$254,914,894	$2,186,340

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2013.

Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the period ending December 31, 2013.

138	See Notes to Financial Statements.

Global Bond Fund (Unaudited)

The headwinds of deleveraging, financial crisis and austerity have been powerful forces in the developed markets over the past few years, but the major central banks across the globe have been determined through aggressive accommodative monetary policy to support economic growth and their financial markets. Focus remained on improvements in the U.S. economy, stabilization in the peripheral European countries, potential impact of stimulus policies in Japan and the level of economic growth in China. Related to currency, the euro and Great Britain pound appreciated relative to the U.S. dollar, while the Japanese yen depreciated relative to the U.S. dollar during the year. Similar to the domestic bond market, the environment was difficult for global bonds with rates at historically low levels. The global bond market, as measured by the Barclays Global Aggregate Index, posted an annual return of -2.60% for the year. Emerging markets debt, as measured by the JPMorgan Emerging Markets Bond Index Plus, suffered much worse, posting an annual return of -8.31%

The Fund is actively managed and invests in a diversified portfolio composed primarily of global fixed income securities with an average dollar-weighted duration (a measure of bond prices’ sensitivity to changes in interest rates) normally between three to 10 years. The Fund maintained its global focus, seeking investment opportunities across a wide array of economies, credits, yield curves and currencies. For the one-year period ended December 31, 2013, the Fund outperformed its composite benchmark, 50% Barclays Global Aggregate Bond Index – Unhedged, 25% JPMorgan Emerging Markets Bond Index Plus and 25% Barclays U.S. Corporate High Yield Index – 2% Issuer Capped (0.30% versus -1.62%). The outperformance was primarily generated during the first and fourth quarters. The Fund’s benchmark-relative outperformance was attributable to several factors including exposure to and security selection within the corporate bond and high yield bond sectors. Also, strong returns from select convertible bonds allowed this sector to contribute moderately to excess returns. During the year, the Fund utilized U.S. and non-U.S. government futures and options to manage yield curve strategies. These strategies, in aggregate, detracted modest value from the Fund’s performance. Additionally, the Fund used currency forward contracts and currency options for hedging purposes which slightly detracted from performance.

This Fund may be suitable for investors who have a medium to long-term investment horizon, seek higher returns than those offered by a shorter maturity bond fund, can accept short-term fluctuations in account value and want to diversify their portfolio with a globally diversified fixed-income investment option. This Fund may invest, to a large extent, in high yield securities, commonly known as junk bonds. While offering higher current yields, these securities may be considered speculative and are subject to greater risks than higher-rated bonds. Securities of emerging countries may involve additional risks including price volatility, reduced liquidity, currency fluctuation and financial reporting requirements as well as political and economic instability. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings. To the extent that the investment adviser misjudges current market conditions, the Fund’s volatility may be amplified by its use of derivatives and by its ability to select sub-advisers to allocate assets. Leverage may increase the risk of loss and cause fluctuations in the market value of the Fund’s portfolio to have disproportionately large effects or cause the net asset value of the Fund generally to decline faster than it would otherwise.

At December 31, 2013, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

	%
Foreign Bonds	39.4
Corporate Bonds	35.6
Money Market Funds	32.0
U.S. Treasury Obligations	7.7
Mortgage-Backed Securities	3.9
Preferred Stocks	1.2
Common Stocks	0.9
Foreign Common Stocks	0.4
Municipal Bond	0.1
Purchased Option	—	**

	121.2

**	Rounds to less than 0.005%.

Global Bond Fund (Unaudited)

Average Annual Total Returns as of 12/31/13
	GS4 Class*	Benchmark**
One Year	0.30%	-1.62%
Five Year	12.47%	9.31%
Since Inception	6.32%	6.48%
Inception Date	12/29/06
Total Fund Operating Expenses (May 1, 2013 Prospectus, as amended on October 31, 2013)(1)	0.88%

(1) Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since December 29, 2006 (commencement of operations), with all dividends and capital gains reinvested, with the weighted composite index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a weighted composite benchmark index consisting of 25% JPMorgan Emerging Markets Bond Index Plus, 50% Barclays Global Aggregate Bond Index — Unhedged and 25% Barclays U.S. Corporate High Yield – 2% Issuer Capped Index. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

GLOBAL BOND FUND SCHEDULE OF INVESTMENTS	December 31, 2013

	Par	Value
CORPORATE BONDS — 35.6%
Acadia Healthcare Co., Inc.
12.88%, 11/01/18	$106,000	$128,790
Access Midstream Partners LP
6.13%, 07/15/22	150,000	161,250
4.88%, 05/15/23	360,000	349,200
Activision Blizzard, Inc.
5.63%, 09/15/21 144A	70,000	72,625
6.13%, 09/15/23 144A	60,000	62,700
AES Corporation
8.00%, 06/01/20	350,000	411,250
7.38%, 07/01/21	170,000	192,525
4.88%, 05/15/23	1,710,000	1,607,400
Alcatel-Lucent USA, Inc.
6.45%, 03/15/29	275,000	244,750
Alcoa, Inc.
5.87%, 02/23/22	5,000	5,169
5.90%, 02/01/27	825,000	810,175
6.75%, 01/15/28	1,380,000	1,451,633
5.95%, 02/01/37Δ	65,000	60,242
Ally Financial, Inc.
6.75%, 12/01/14	399,000	418,202
5.50%, 02/15/17	70,000	76,125
8.00%, 12/31/18	104,000	122,785
8.00%, 03/15/20	200,000	240,750
7.50%, 09/15/20Δ	415,000	485,031
8.00%, 11/01/31	345,000	414,431
American Axle & Manufacturing, Inc.
7.75%, 11/15/19	70,000	79,975
6.25%, 03/15/21Δ	30,000	32,025
6.63%, 10/15/22Δ	150,000	158,625
American International Group, Inc.
5.45%, 05/18/17	25,000	27,965
Anadarko Petroleum Corporation
5.95%, 09/15/16	10,000	11,148
6.38%, 09/15/17	110,000	126,393
Appvion, Inc.
9.00%, 06/01/20 144A	210,000	212,887
Arch Coal, Inc.
9.88%, 06/15/19Δ	400,000	358,000
AT&T, Inc.
3.88%, 08/15/21	60,000	60,886
Atlas Pipeline Partners LP
4.75%, 11/15/21 144A	110,000	101,200
Ball Corporation
5.75%, 05/15/21	380,000	401,850
5.00%, 03/15/22	500,000	497,500
Bank of America Corporation
5.49%, 03/15/19	100,000	110,829
5.00%, 05/13/21	100,000	109,447
5.20%, 12/29/49†	550,000	486,750
Barrick North America Finance LLC
5.75%, 05/01/43Δ	1,000,000	902,204
Beazer Homes USA, Inc.
7.25%, 02/01/23	50,000	50,250
Best Buy Co., Inc.
5.00%, 08/01/18Δ	3,455,000	3,636,388
Calpine Corporation
7.88%, 01/15/23 144A	348,000	381,930

	Par	Value
Calumet Specialty Products Partners LP
9.38%, 05/01/19	$520,000	$579,800
CCO Holdings LLC
7.00%, 01/15/19Δ	230,000	242,937
6.50%, 04/30/21	190,000	196,175
Cemex Finance LLC
9.38%, 10/12/22Δ	550,000	622,875
CenturyLink, Inc.
7.60%, 09/15/39	755,000	677,612
Chesapeake Energy Corporation
6.63%, 08/15/20	5,000	5,612
6.88%, 11/15/20Δ	75,000	85,125
6.13%, 02/15/21	140,000	150,850
2.75%, 11/15/35 CONVΔ	110,000	115,569
2.50%, 05/15/37 CONV	290,000	295,800
2.25%, 12/15/38 CONV	910,000	853,125
Ciena Corporation
0.88%, 06/15/17 CONVΔ	1,695,000	1,741,612
3.75%,
10/15/18 CONV 144A	415,000	599,934
Cincinnati Bell Telephone Co. LLC
6.30%, 12/01/28	155,000	139,112
CIT Group, Inc.
5.00%, 08/15/22	500,000	489,582
5.00%, 08/01/23Δ	100,000	96,750
Citigroup, Inc.
3.50%, 05/15/23	1,305,000	1,218,373
5.35%, 04/29/49†Δ	360,000	317,434
Cleaver-Brooks, Inc.
8.75%, 12/15/19 144AΔ	110,000	119,900
Cliffs Natural Resources, Inc.
3.95%, 01/15/18Δ	200,000	202,146
6.25%, 10/01/40Δ	1,920,000	1,640,517
Cogent Communications Group, Inc.
8.38%, 02/15/18 144A	410,000	446,900
Colorado Interstate Gas Co. LLC
5.95%, 03/15/15	20,000	21,220
6.80%, 11/15/15	125,000	139,037
Comcast Corporation
5.15%, 03/01/20	170,000	189,900
Compiler Finance Sub, Inc.
7.00%, 05/01/21 144A	10,000	9,975
Concho Resources, Inc.
5.50%, 10/01/22	520,000	539,500
ConocoPhillips
6.50%, 02/01/39	20,000	25,166
CONSOL Energy, Inc.
8.25%, 04/01/20	621,000	675,338
Continental Airlines 2007-1 Class A Pass Through Trust
5.98%, 10/19/23	468,681	512,034
Continental Airlines 2009-1 Pass Through Trust
9.00%, 01/08/18	1,003,515	1,144,007
Continental Resources, Inc.
5.00%, 09/15/22	260,000	270,400
Continental Rubber of America Corporation
4.50%, 09/15/19 144AΔ	350,000	372,680

See Notes to Financial Statements.	141

GLOBAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Cooper-Standard Automotive, Inc.
8.50%, 05/01/18	$160,000	$170,200
Countrywide Financial Corporation
6.25%, 05/15/16	280,000	309,151
Crestview DS Merger Sub II, Inc.
10.00%, 09/01/21 144A	265,000	285,538
CSC Holdings LLC
6.75%, 11/15/21	250,000	270,625
CST Brands, Inc.
5.00%, 05/01/23Δ	170,000	164,900
Cummins, Inc.
5.65%, 03/01/98	1,340,000	1,290,070
Curtis Palmer LLC
5.90%, 07/15/14 144A	360,000	361,751
D.R. Horton, Inc.
4.38%, 09/15/22	1,405,000	1,317,187
DAE Aviation Holdings, Inc.
11.25%, 08/01/15 144A	120,000	120,525
Delta Air Lines 2007-1 Class B Pass Through Trust
8.02%, 02/10/24	70,348	79,142
Denbury Resources, Inc.
4.63%, 07/15/23Δ	590,000	535,425
Dillard’s, Inc.
7.75%, 07/15/26	890,000	947,850
DISH DBS Corporation
5.88%, 07/15/22 144A	600,000	603,000
DJO Finance LLC
8.75%, 03/15/18	400,000	441,000
Dynegy Holdings Escrow
5.81%, 06/01/19+Ω†#	893,000	—
Eagle Spinco, Inc.
4.63%, 02/15/21 144A	520,000	511,550
El Paso LLC
7.75%, 01/15/32	50,000	51,003
El Paso Natural Gas Co. LLC
8.63%, 01/15/22	90,000	113,474
8.38%, 06/15/32Δ	75,000	96,622
Embarq Corporation
8.00%, 06/01/36	995,000	1,010,008
Energy Future Intermediate Holding Co. LLC
10.00%, 12/01/20Δ	210,000	224,175
Enterprise Products Operating LLC
9.75%, 01/31/14	100,000	100,702
8.38%, 08/01/66†	60,000	66,519
ERAC USA Finance LLC
7.00%, 10/15/37 144A	1,065,000	1,264,289
Erickson Air-Crane, Inc.
8.25%, 05/01/20 144AΔ	250,000	260,000
ExamWorks Group, Inc.
9.00%, 07/15/19	60,000	65,250
First Data Corporation
12.63%, 01/15/21	320,000	377,200
First Quality Finance Co., Inc.
4.63%, 05/15/21 144A	30,000	28,650
FirstEnergy Corporation
7.38%, 11/15/31	185,000	201,531
Ford Motor Co.
4.25%, 11/15/16 CONVΔ	830,000	1,535,500
6.63%, 10/01/28	850,000	956,617

	Par	Value
Freescale Semiconductor, Inc.
10.13%, 12/15/16	$56,000	$57,260
Fresenius Medical Care US Finance, Inc.
5.75%, 02/15/21 144AΔ	750,000	798,750
Fresenius US Finance II, Inc.
8.75%, 07/15/15 144A(E)	30,000	46,383
Frontier Communications Corporation
7.88%, 01/15/27	405,000	390,825
Gannett Co., Inc.
6.38%, 10/15/23 144A	90,000	93,375
General Electric Capital Corporation
7.63%, 12/10/14(Z)	1,025,000	871,903
4.88%, 03/04/15	370,000	388,765
6.50%, 09/28/15(Z)	255,000	217,115
6.75%, 09/26/16(Z)	150,000	128,837
3.15%, 09/07/22	330,000	319,947
6.75%, 03/15/32	30,000	37,254
6.88%, 01/10/39	200,000	257,982
General Motors Financial Co., Inc.
2.75%, 05/15/16 144A	10,000	10,150
GenOn REMA LLC
9.68%, 07/02/26	400,000	412,000
Georgia-Pacific LLC
8.88%, 05/15/31	605,000	842,501
Gerdau Holdings, Inc.
7.00%, 01/20/20Δ	640,000	700,800
Goldman Sachs Group, Inc.
2.90%, 07/19/18	130,000	132,438
4.75%, 10/12/21(E)	150,000	220,859
6.75%, 10/01/37	355,000	396,178
Goodyear Tire & Rubber Co.
7.00%, 03/15/28	690,000	693,450
Graphic Packaging International, Inc.
4.75%, 04/15/21Δ	600,000	595,500
Gulfmark Offshore, Inc.
6.38%, 03/15/22Δ	220,000	222,750
Halcon Resources Corporation
9.25%, 02/15/22 144A	1,440,000	1,472,400
Hawk Acquisition Sub, Inc.
4.25%, 10/15/20 144AΔ	70,000	67,900
HCA, Inc.
6.38%, 01/15/15	150,000	157,875
7.19%, 11/15/15	205,000	224,475
7.50%, 12/15/23	770,000	837,375
8.36%, 04/15/24	90,000	99,450
7.69%, 06/15/25	815,000	855,750
7.58%, 09/15/25	715,000	748,962
7.05%, 12/01/27	20,000	19,900
7.50%, 11/06/33	205,000	207,050
7.75%, 07/15/36Δ	120,000	120,600
Hercules Offshore, Inc.
8.75%, 07/15/21 144A	785,000	879,200
7.50%, 10/01/21 144A	1,875,000	1,996,875
Hercules, Inc.
6.50%, 06/30/29	250,000	220,000
Hexion US Finance Corporation
6.63%, 04/15/20	160,000	164,800
9.00%, 11/15/20Δ	185,000	185,462
Hiland Partners LP
7.25%, 10/01/20 144A	100,000	107,750

142	See Notes to Financial Statements.

	Par	Value
Hilton Worldwide Finance LLC
5.63%, 10/15/21 144A	$180,000	$187,088
Howard Hughes Corporation
6.88%, 10/01/21 144A	140,000	146,300
IASIS Healthcare LLC
8.38%, 05/15/19Δ	520,000	553,800
Idearc, Inc. Escrow
0.00%, 11/15/16+Ω#	185,000	—
ING Capital Funding Trust III
3.85%, 12/29/49†	160,000	160,200
Intel Corporation
2.95%, 12/15/35 CONV	580,000	651,050
3.25%, 08/01/39 CONVΔ	460,000	626,177
International Lease Finance Corporation
5.65%, 06/01/14	80,000	81,600
8.88%, 09/01/17Δ	20,000	23,900
3.88%, 04/15/18	10,000	10,044
5.88%, 04/01/19	210,000	224,700
6.25%, 05/15/19Δ	155,000	168,562
5.88%, 08/15/22	215,000	215,538
iStar Financial, Inc.
6.05%, 04/15/15	20,000	21,125
3.88%, 07/01/16	30,000	30,825
3.00%, 11/15/16 CONV	80,000	109,400
7.13%, 02/15/18	150,000	166,125
4.88%, 07/01/18	95,000	95,119
JC Penney Corporation, Inc.
6.38%, 10/15/36Δ	510,000	383,775
7.63%, 03/01/97Δ	910,000	659,750
Jefferies Group LLC
5.13%, 04/13/18	55,000	59,699
6.88%, 04/15/21	270,000	308,888
5.13%, 01/20/23	305,000	309,052
6.45%, 06/08/27	35,000	36,542
3.88%, 11/01/29 CONV	55,000	58,403
6.25%, 01/15/36	135,000	130,950
6.50%, 01/20/43	1,510,000	1,502,145
Jones Group, Inc.
6.13%, 11/15/34	135,000	115,256
JPMorgan Chase & Co.
4.25%, 11/02/18(Z)	360,000	280,263
3.38%, 05/01/23Δ	400,000	373,533
JPMorgan Chase Bank NA
4.38%, 11/30/21(E)†	350,000	503,769
K Hovnanian Enterprises, Inc.
5.00%, 11/01/21	795,000	716,494
KB Home
1.38%, 02/01/19 CONV	115,000	114,784
Key Energy Services, Inc.
6.75%, 03/01/21Δ	170,000	175,100
Kinder Morgan Energy Partners LP
6.50%, 02/01/37	75,000	82,441
6.95%, 01/15/38	90,000	103,714
Kinder Morgan, Inc.
5.63%, 11/15/23 144A	120,000	116,788
Lantheus Medical Imaging, Inc.
9.75%, 05/15/17Δ	300,000	270,000
Lennar Corporation
5.60%, 05/31/15	1,400,000	1,477,000
4.75%, 11/15/22	215,000	200,488
Level 3 Financing, Inc.
9.38%, 04/01/19	20,000	22,475

	Par	Value
7.00%, 06/01/20	$930,000	$990,450
8.63%, 07/15/20	220,000	247,500
Magnachip Semiconductor Corporation
6.63%, 07/15/21	40,000	40,900
Magnum Hunter Resources Corporation
9.75%, 05/15/20	120,000	130,200
MarkWest Energy Partners LP
6.25%, 06/15/22	288,000	306,000
5.50%, 02/15/23	240,000	243,000
Masco Corporation
5.85%, 03/15/17Δ	90,000	99,225
7.75%, 08/01/29	250,000	275,783
6.50%, 08/15/32	175,000	172,812
MBIA Insurance Corporation
11.50%, 01/15/33 144A	435,000	331,688
Meccanica Holdings USA, Inc.
6.25%, 01/15/40 144A	335,000	284,342
Merrill Lynch & Co., Inc.
6.05%, 06/01/34	700,000	731,895
6.11%, 01/29/37	1,300,000	1,406,475
Mirant Mid Atlantic Pass Through Trust
10.06%, 12/30/28	165,630	180,330
Molycorp, Inc.
10.00%, 06/01/20Δ	150,000	149,625
Morgan Stanley
4.75%, 04/01/14Δ	40,000	40,320
4.75%, 11/16/18(A)	275,000	243,152
5.75%, 01/25/21	330,000	373,866
4.10%, 05/22/23	370,000	358,756
6.25%, 08/09/26	400,000	463,362
Motorola Solutions, Inc.
6.63%, 11/15/37	105,000	104,306
Murphy Oil USA, Inc.
6.00%, 08/15/23 144A	80,000	80,800
Mutual of Omaha Insurance Co.
6.80%, 06/15/36 144A	1,200,000	1,354,444
Nationstar Mortgage LLC
7.88%, 10/01/20	450,000	469,125
Natural Resource Partners LP
9.13%, 10/01/18 144A	70,000	71,925
NBCUniversal Enterprise, Inc.
1.97%, 04/15/19 144A	410,000	401,553
Neiman Marcus Group LTD, Inc.
8.00%, 10/15/21 144A	50,000	52,500
Cash coupon 8.75% or PIK
9.50%, 10/15/21 144AΔ	130,000	136,825
NES Rentals Holdings, Inc.
7.88%, 05/01/18 144A	60,000	63,750
Newfield Exploration Co.
5.63%, 07/01/24	955,000	955,000
Newmont Mining Corporation
4.88%, 03/15/42	575,000	427,153
Old Republic International Corporation
3.75%, 03/15/18 CONVΔ	1,600,000	1,998,000
Owens Corning
7.00%, 12/01/36	1,800,000	1,944,711
Owens-Brockway Glass Container, Inc.
3.00%,
06/01/15 CONV 144A	840,000	879,375

See Notes to Financial Statements.	143

GLOBAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Pacific Gas & Electric Co.
4.60%, 06/15/43Δ	$50,000	$47,900
Pactiv LLC
8.38%, 04/15/27Δ	200,000	188,000
Parker Drilling Co.
9.13%, 04/01/18	400,000	426,000
Peabody Energy Corporation
6.50%, 09/15/20Δ	490,000	518,175
6.25%, 11/15/21Δ	140,000	142,100
Pemex Project Funding Master Trust
6.63%, 06/15/35	516,000	545,670
Penn Mutual Life Insurance Co.
7.63%, 06/15/40 144A	685,000	861,787
Pioneer Natural Resources Co.
5.88%, 07/15/16	900,000	998,952
Plains Exploration & Production Co.
8.63%, 10/15/19	55,000	60,361
Post Holdings, Inc.
7.38%, 02/15/22 144A	150,000	161,250
ProLogis LP
6.63%, 05/15/18	14,000	16,367
PulteGroup, Inc.
7.88%, 06/15/32	1,500,000	1,548,750
6.38%, 05/15/33	470,000	427,700
6.00%, 02/15/35	180,000	153,450
QEP Resources, Inc.
6.88%, 03/01/21Δ	290,000	312,475
5.25%, 05/01/23	1,900,000	1,790,750
Quicksilver Resources, Inc.
11.00%, 07/01/21 144A	90,000	98,100
Qwest Capital Funding, Inc.
6.50%, 11/15/18	225,000	245,250
Qwest Corporation
7.25%, 09/15/25Δ	615,000	656,257
6.88%, 09/15/33Δ	2,500,000	2,412,500
7.25%, 10/15/35	110,000	107,089
Radnet Management, Inc.
10.38%, 04/01/18Δ	320,000	320,800
Rain CII Carbon LLC
8.25%, 01/15/21 144A	200,000	205,000
8.50%, 01/15/21(E)	100,000	140,322
Range Resources Corporation
6.75%, 08/01/20	510,000	554,625
Regency Energy Partners LP
5.50%, 04/15/23	450,000	441,000
Reliance Holdings USA, Inc.
4.50%, 10/19/20 144A	290,000	286,961
Republic Services, Inc.
4.75%, 05/15/23Δ	400,000	415,906
Resolute Forest Products, Inc.
5.88%, 05/15/23 144A	70,000	65,100
Reynolds Group Issuer, Inc.
9.00%, 04/15/19Δ	330,000	355,575
5.75%, 10/15/20	60,000	61,500
Rock Tenn Co.
4.00%, 03/01/23	600,000	574,137
RPM International, Inc.
2.25%, 12/15/20 CONVΔ	47,000	52,258
RR Donnelley & Sons Co.
7.00%, 02/15/22Δ	495,000	534,600
Ryerson, Inc.
9.00%, 10/15/17Δ	440,000	466,950

	Par	Value
Samson Investment Co.
10.50%, 02/15/20 144AΔ	$100,000	$109,500
Sanchez Energy Corporation
7.75%, 06/15/21 144A	160,000	164,400
SandRidge Energy, Inc.
7.50%, 02/15/23Δ	250,000	255,000
Service Corporation International
7.50%, 04/01/27	75,000	79,500
ServiceMaster Co.
7.00%, 08/15/20Δ	520,000	518,050
7.45%, 08/15/27	900,000	765,000
Shea Homes LP
8.63%, 05/15/19	150,000	166,875
Sidewinder Drilling, Inc.
9.75%, 11/15/19 144A	820,000	729,800
Simon Property Group LP
5.75%, 12/01/15Δ	25,000	27,090
SLM Corporation
5.00%, 06/15/18	700,000	689,328
8.45%, 06/15/18	604,000	705,925
5.50%, 01/15/19	75,000	77,917
4.88%, 06/17/19	88,000	87,792
8.00%, 03/25/20	10,000	11,362
5.50%, 01/25/23	1,720,000	1,633,513
Southern Copper Corporation
5.38%, 04/16/20Δ	70,000	75,144
6.75%, 04/16/40	450,000	440,218
5.25%, 11/08/42	550,000	448,787
Springleaf Finance Corporation
5.75%, 09/15/16Δ	700,000	743,750
6.50%, 09/15/17Δ	400,000	430,000
7.75%, 10/01/21Δ	145,000	157,325
8.25%, 10/01/23Δ	55,000	59,538
Sprint Capital Corporation
6.88%, 11/15/28	2,915,000	2,761,962
8.75%, 03/15/32	745,000	802,738
Steel Dynamics, Inc.
7.63%, 03/15/20	100,000	108,875
6.38%, 08/15/22Δ	400,000	434,000
Suburban Propane Partners LP
7.38%, 08/01/21	225,000	246,375
Targa Resources Partners LP
4.25%, 11/15/23 144AΔ	110,000	99,000
Taylor Morrison Communities, Inc.
5.25%, 04/15/21 144A	130,000	126,750
Teachers Insurance & Annuity Association of America
6.85%, 12/16/39 144A	100,000	123,854
Tenet Healthcare Corporation
6.88%, 11/15/31	85,000	74,375
Textron Financial Corporation
5.13%, 08/15/14	30,000	30,805
Textron, Inc.
6.63%, 04/07/20(U)	130,000	241,052
Time Warner Cable, Inc.
8.75%, 02/14/19	190,000	226,880
8.25%, 04/01/19	40,000	46,911
Time Warner, Inc.
4.00%, 01/15/22Δ	100,000	101,436
TMX Finance LLC
8.50%, 09/15/18 144AΔ	30,000	32,100

144	See Notes to Financial Statements.

	Par	Value
Toys “R” Us, Inc.
7.38%, 10/15/18Δ	$335,000	$249,575
TransDigm, Inc.
7.50%, 07/15/21Δ	970,000	1,047,600
tw telecom holdings, Inc.
5.38%, 10/01/22	380,000	374,300
United Air Lines 2007-1 Pass-Through Trust
6.64%, 01/02/24	225,605	239,141
United Air Lines 2009-1 Pass-Through Trust
10.40%, 05/01/18Δ	45,329	51,449
United Rentals North America, Inc.
8.38%, 09/15/20Δ	270,000	302,400
United States Steel Corporation
2.75%, 04/01/19 CONV	400,000	531,500
Univision Communications, Inc.
7.88%, 11/01/20 144A	267,000	294,701
US Airways 2012-1 Class A Pass Through Trust
5.90%, 04/01/26Δ	321,756	350,714
US Airways 2012-1 Class B Pass Through Trust
8.00%, 04/01/21Δ	560,616	625,087
US Airways 2012-1 Class C Pass Through Trust
9.13%, 10/01/15	433,610	457,459
US Airways 2012-2 Class A Pass Through Trust
4.63%, 12/03/26	269,073	274,623
Valeant Pharmaceuticals International
6.38%, 10/15/20 144A	360,000	381,150
Verizon Communications, Inc.
6.00%, 04/01/41	70,000	77,124
6.55%, 09/15/43	1,201,000	1,410,119
Verizon Pennsylvania LLC
6.00%, 12/01/28	35,000	34,555
Watco Cos., LLC
6.38%, 04/01/23 144A	100,000	99,500
WellCare Health Plans, Inc.
5.75%, 11/15/20	140,000	143,850
WellPoint, Inc.
7.00%, 02/15/19	80,000	95,024
6.38%, 06/15/37	221,000	253,000
Wells Fargo & Co.
4.48%, 01/16/24 144A	124,000	123,682
Westvaco Corporation
8.20%, 01/15/30	145,000	172,224
7.95%, 02/15/31	45,000	52,341
WEX, Inc.
4.75%, 02/01/23 144A	440,000	407,000
Weyerhaeuser Co.
8.50%, 01/15/25	405,000	516,889
6.95%, 10/01/27Δ	55,000	63,593
7.38%, 03/15/32	370,000	453,975
6.88%, 12/15/33	490,000	579,604
Williams Cos., Inc.
7.50%, 01/15/31	60,000	63,573
Windstream Corporation
7.75%, 10/01/21 144A	220,000	234,300

	Par	Value
Zayo Group LLC
8.13%, 01/01/20	$310,000	$341,000

Total Corporate Bonds (Cost $117,617,465)		127,568,188

FOREIGN BONDS — 39.4%
Argentina — 0.3%
Argentina Boden Bonds
7.00%, 10/03/15Δ	952,000	951,048
Pan American Energy LLC
7.88%, 05/07/21	156,000	162,240
7.88%, 05/07/21 144AΔ	61,000	63,440

		1,176,728

Australia — 1.0%
Barminco Finance Property, Ltd.
9.00%, 06/01/18 144AΔ	60,000	55,500
FMG Resources August 2006 Proprietary, Ltd.
7.00%, 11/01/15 144A	10,000	10,394
6.88%, 04/01/22 144AΔ	380,000	416,100
New South Wales Treasury Corporation
6.00%, 02/01/18(A)	2,620,000	2,561,866
Queensland Treasury Corporation
7.13%, 09/18/17 144A(Z)	275,000	244,465
St. Barbara, Ltd.
8.88%, 04/15/18 144AΔ	200,000	167,500

		3,455,825

Bermuda — 0.7%
Alliance Oil Co., Ltd.
7.00%, 05/04/20 144A	320,000	310,400
Digicel Group, Ltd.
8.25%, 09/30/20	550,000	572,688
Qtel International Finance, Ltd.
4.75%, 02/16/21 144A	200,000	210,500
Sirius International Group, Ltd.
6.38%, 03/20/17 144A	1,250,000	1,355,841

		2,449,429

Brazil — 2.5%
Brazil Notas do Tesouro Nacional
10.00%, 01/01/14(B)	131,000	55,526
10.00%, 01/01/17(B)	4,207,000	1,690,145
10.00%, 01/01/21(B)	6,727,000	2,485,556
Centrais Eletricas Brasileiras SA
5.75%, 10/27/21Δ	200,000	195,250
Federal Republic of Brazil
10.25%, 01/10/28(B)	5,250,000	2,164,088
Hypermarcas SA
6.50%, 04/20/21 144AΔ	150,000	159,000
Oi SA
5.75%, 02/10/22 144A	933,000	867,690
Samarco Mineracao SA
4.13%, 11/01/22 144A	775,000	699,438
Telemar Norte Leste SA
5.50%, 10/23/20Δ	200,000	191,000
Vale SA
5.63%, 09/11/42Δ	395,000	360,549

		8,868,242

See Notes to Financial Statements.	145

GLOBAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Canada — 5.8%
Air Canada
7.63%, 10/01/19 144A(C)	$1,520,000	$1,498,894
Atlantic Power Corporation
9.00%, 11/15/18	310,000	324,725
Canadian Government Bond
2.50%, 06/01/15(C)	4,720,000	4,535,205
1.25%, 02/01/16(C)	3,545,000	3,345,098
Kodiak Oil & Gas Corporation
8.13%, 12/01/19Δ	90,000	100,350
5.50%, 02/01/22	410,000	410,000
Methanex Corporation
5.25%, 03/01/22	75,000	79,534
Ontario Generic Residual STRIP
3.58%, 07/13/22(C)Ω†	2,600,000	1,786,553
4.37%, 03/08/29(C)Ω†	2,400,000	1,194,024
Pacific Rubiales Energy Corporation
5.38%, 01/26/19 144A	540,000	545,400
Province of Manitoba
6.38%, 09/01/15(Z)	815,000	694,000
Province of Quebec
6.75%, 11/09/15(Z)	2,650,000	2,274,438
Saskatchewan Residual STRIP
1.24%, 04/10/14(C)Ω†	3,535,000	3,322,458
Stone Container Finance Company of Canada II Escrow
5.73%, 07/15/14+Ω†	330,000	6,600
Thompson Creek Metals Co., Inc.
12.50%, 05/01/19Δ	120,000	117,600
Valeant Pharmaceuticals International, Inc.
7.50%, 07/15/21 144A	390,000	429,975
5.63%, 12/01/21 144A	100,000	100,750

		20,765,604

Cayman Islands — 1.3%
Braskem Finance, Ltd.
7.00%, 05/07/20	350,000	375,025
5.75%, 04/15/21Δ	400,000	394,000
Odebrecht Finance, Ltd.
4.38%, 04/25/25 144A	1,070,000	936,250
Odebrecht Offshore Drilling Finance, Ltd.
6.75%, 10/01/22 144A	492,300	505,100
Petrobras International Finance Co.
6.88%, 01/20/40	390,000	372,741
6.75%, 01/27/41	270,000	252,567
Suzano Trading, Ltd.
5.88%, 01/23/21 144AΔ	250,000	246,875
Vale Overseas, Ltd.
4.38%, 01/11/22	800,000	781,274
6.88%, 11/21/36	592,000	614,350

		4,478,182

Chile — 0.5%
AES Gener SA
5.25%, 08/15/21 144A	420,000	427,180
Celulosa Arauco y Constitucion SA
4.75%, 01/11/22	255,000	249,707

	Par	Value
Colbun SA
6.00%, 01/21/20Δ	$100,000	$107,786
6.00%, 01/21/20 144A	110,000	118,565
Corporation Nacional del Cobre de Chile
3.88%, 11/03/21 144A	420,000	412,892
ENTEL Chile SA
4.88%, 10/30/24 144A	220,000	215,459
Inversiones CMPC SA
4.38%, 05/15/23 144AΔ	400,000	374,774

		1,906,363

Colombia — 0.2%
Ecopetrol SA
5.88%, 09/18/23	181,000	191,408
Empresa de Energia de Bogota SA ESP
6.13%, 11/10/21 144AΔ	250,000	267,500
Empresas Publicas de Medellin ESP
7.63%, 07/29/19 144AΔ	120,000	142,200
Transportadora de Gas Internacional SA ESP
5.70%, 03/20/22	260,000	276,575

		877,683

Croatia (Hrvatska) — 0.1%
Croatia Government International Bond
5.50%, 04/04/23 144AΔ	500,000	488,750

France — 0.4%
AXA SA
6.21%, 10/29/49(E)†	210,000	310,313
CGG SA
9.50%, 05/15/16Δ	420,000	444,150
Electricite de France SA
5.25%, 01/29/49 144A†	380,000	378,585
Europcar Groupe SA
11.50%, 05/15/17(E)	123,000	197,800
Rexel SA
5.25%, 06/15/20 144A	210,000	212,100

		1,542,948

Germany — 4.9%
Bundesrepublik Deutschland
4.00%, 07/04/16(E)	2,000	3,005
3.75%, 01/04/19(E)	4,570,000	7,150,595
3.25%, 01/04/20(E)	4,240,000	6,531,496
3.25%, 07/04/21(E)	1,300,000	2,010,105
Kabel Deutschland Holding AG
6.50%, 07/31/17 144A(E)	100,000	148,246
Kabel Deutschland Vertrieb und Service GmbH
6.50%, 06/29/18 144A(E)	160,000	232,979
KP Germany Erste GmbH
11.63%, 07/15/17(E)	180,000	286,752
KraussMaffei Group GmbH
8.75%, 12/15/20(E)Δ	160,000	246,526
8.75%, 12/15/20 144A(E)	100,000	154,079
Rearden G Holdings EINS GmbH
7.88%, 03/30/20 144AΔ	400,000	418,000
Unitymedia KabelBW GmbH
9.50%, 03/15/21(E)	180,000	288,711

		17,470,494

146	See Notes to Financial Statements.

	Par	Value
Hungary — 0.7%
Hungary Government International Bond
5.75%, 11/22/23Δ	$2,654,000	$2,620,764

Iceland — 0.0%
Kaupthing Bank HF
7.13%, 05/19/16+ 144A#	150,000	2

Indonesia — 0.4%
Indonesia Government International Bond
6.63%, 02/17/37	225,000	228,713
5.25%, 01/17/42 144AΔ	770,000	667,975
Pertamina Persero PT
5.25%, 05/23/21 144A	400,000	387,000

		1,283,688

Ireland — 1.3%
Ardagh Glass Finance PLC
7.13%, 06/15/17 144A(E)	112,000	158,509
Ardagh Packaging Finance PLC
9.13%, 10/15/20 144AΔ	200,000	219,000
7.00%, 11/15/20 144A	200,000	203,000
EDC Finance, Ltd.
4.88%, 04/17/20 144A	500,000	486,875
Eircom Finance, Ltd.
9.25%, 05/15/20 144A(E)	200,000	292,021
Nara Cable Funding, Ltd.
8.88%, 12/01/18 144AΔ	360,000	388,800
Novatek OAO via Novatek Finance, Ltd.
6.60%, 02/03/21 144AΔ	400,000	440,000
Ono Finance II PLC
11.13%, 07/15/19(E)	110,000	167,595
Rosneft Oil Co via Rosneft International Finance, Ltd.
4.20%, 03/06/22	870,000	798,225
XL Group PLC
6.38%, 11/15/24Δ	585,000	671,860
6.25%, 05/15/27Δ	640,000	718,547

		4,544,432

Isle of Man (U.K.) — 0.1%
AngloGold Ashanti Holdings PLC
8.50%, 07/30/20Δ	300,000	311,280

Italy — 0.4%
Astaldi SpA
7.13%, 12/01/20 144A(E)	210,000	308,760
Telecom Italia Capital SA
6.38%, 11/15/33	995,000	905,450
6.00%, 09/30/34	250,000	217,812

		1,432,022

Japan — 0.1%
Softbank Corporation
4.50%, 04/15/20 144AΔ	250,000	245,000

Jersey — 0.0%
AA Bond Co., Ltd.
9.50%, 07/31/19 144A(U)	100,000	182,569

Luxembourg — 3.0%
Altice Finco SA
9.00%, 06/15/23 144A(E)	100,000	150,812

	Par	Value
Andrade Gutierrez International SA
4.00%, 04/30/18 144A	$780,000	$739,050
ArcelorMittal
6.13%, 06/01/18Δ	740,000	814,925
6.00%, 03/01/21Δ	60,000	63,900
7.50%, 10/15/39	510,000	503,625
7.25%, 03/01/41Δ	690,000	662,400
ConvaTec Healthcare E SA
10.88%, 12/15/18(E)Δ	200,000	310,909
CSN Resources SA
6.50%, 07/21/20Δ	400,000	406,500
6.50%, 07/21/20 144AΔ	150,000	152,438
Evraz Group SA
9.50%, 04/24/18Δ	270,000	295,987
6.75%, 04/27/18 144A	440,000	439,120
6.50%, 04/22/20 144A	480,000	448,200
gategroup Finance Luxembourg SA
6.75%, 03/01/19(E)Δ	370,000	541,842
Hannover Finance Luxembourg SA
5.75%, 09/14/40(E)†	50,000	77,015
INEOS Group Holdings SA
7.88%, 02/15/16(E)	195,361	271,446
6.13%, 08/15/18 144AΔ	600,000	604,500
Intelsat Jackson Holdings SA
7.25%, 10/15/20Δ	170,000	186,787
7.50%, 04/01/21Δ	30,000	33,225
5.50%, 08/01/23 144A	2,490,000	2,377,950
Ontex IV SA
9.00%, 04/15/19(E)	100,000	149,952
Pacific Drilling SA
5.38%, 06/01/20 144A	100,000	101,000
Spie BondCo 3 SCA
11.00%, 08/15/19(E)	200,000	314,772
TMK OAO Via TMK Capital SA
6.75%, 04/03/20	200,000	193,000
Vimpel Communications OJSC Via UBS Luxembourg SA
8.25%, 05/23/16	275,000	305,250
Wind Acquisition Finance SA
7.25%, 02/15/18 144A	420,000	443,050
Wind Acquisition Holdings Finance SA
PIK 12.25%, 07/15/17 (E)Δ	9,890	14,354

		10,602,009

Mexico — 3.2%
America Movil SAB de CV
5.63%, 11/15/17	98,000	110,879
Axtel SAB de CV
7.00%,
01/31/20 STEP 144AΔ	124,000	116,250
7.00%,
01/31/20 STEP CONV 144A(M)	141,300	15,313
Cemex SAB de CV
6.50%, 12/10/19 144A	1,100,000	1,139,050
Grupo Televisa SAB
6.63%, 01/15/40	270,000	289,423
Mexican Bonos
8.00%, 06/11/20(M)	19,619,000	1,686,370
6.50%, 06/09/22(M)	45,803,100	3,555,130
8.00%, 12/07/23(M)	38,500,000	3,285,614

See Notes to Financial Statements.	147

GLOBAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Petroleos Mexicanos
5.50%, 01/21/21	$750,000	$810,000
6.50%, 06/02/41	135,000	141,750
5.50%, 06/27/44Δ	200,000	183,500

		11,333,279

Netherlands — 1.6%
EDP Finance BV
4.75%, 09/26/16(E)	300,000	437,276
6.00%, 02/02/18 144A	600,000	645,600
4.90%, 10/01/19 144A	1,600,000	1,632,000
Indosat Palapa Co. BV
7.38%, 07/29/20	100,000	108,875
7.38%, 07/29/20 144A	100,000	108,875
Lukoil International Finance BV
6.36%, 06/07/17Δ	200,000	224,500
6.66%, 06/07/22	570,000	626,288
LyondellBasell Industries NV
5.75%, 04/15/24	260,000	291,950
New World Resources NV
7.88%, 01/15/21 144A(E)	150,000	82,542
Petrobras Global Finance BV
4.38%, 05/20/23	250,000	225,223
Polish Television Holding BV
Cash coupon 11.00%,
01/15/21 PIK 144A(E)	100,000	148,329
Schaeffler Holding Finance BV
Cash coupon 6.88%,
08/15/18 PIK 144A(E)	100,000	147,716
Swiss Reinsurance Co. Via ELM BV
5.25%, 05/29/49(E)†	400,000	577,710
VimpelCom Holdings BV
7.50%, 03/01/22	400,000	418,848
7.50%, 03/01/22 144AΔ	200,000	209,424

		5,885,156

Norway — 0.7%
Norway Government Bond
5.00%, 05/15/15(K)	355,000	61,337
4.25%, 05/19/17(K)	12,330,000	2,192,340
Petroleum Geo-Services ASA
7.38%, 12/15/18 144A	200,000	214,000

		2,467,677

Panama — 0.0%
Panama Government International Bond
6.70%, 01/26/36	3,000	3,368

Peru — 0.1%
Transportadora de Gasdel Peru SA
4.25%, 04/30/28 144A	550,000	484,000

Philippines — 0.1%
Philippine Government International Bond
4.00%, 01/15/21Δ	200,000	208,000

Poland — 0.9%
Poland Government Bond
5.25%, 10/25/17(P)	8,880,000	3,127,789

	Par	Value

Portugal — 0.4%
Portugal Obrigacoesdo Tesouro OT
4.80%, 06/15/20(E)	$50,000	$65,797
3.85%, 04/15/21(E)	200,000	244,478
4.95%, 10/25/23(E)	900,000	1,145,294

		1,455,569

Russia — 0.8%
Russian Foreign Bond
4.88%, 09/16/23 144AΔ	1,600,000	1,620,000
7.50%, 03/31/30 STEP	1,189,045	1,387,853

		3,007,853

South Africa — 1.2%
Edcon Proprietary, Ltd.
9.50%, 03/01/18 144A(E)	210,000	297,565
South Africa Government Bond
10.50%, 12/21/26(S)Δ	8,229,811	925,859
South Africa Government International Bond
5.88%, 09/16/25Δ	2,824,000	2,945,432

		4,168,856

Spain — 0.3%
Autonomous Community of Madrid Spain
4.30%, 09/15/26(E)	560,000	726,599
Santander Issuances SA Unipersonal
5.91%, 06/20/16 144A	100,000	106,337
Telefonica Emisiones SA Unipersonal
5.13%, 04/27/20	75,000	79,864

		912,800

Supranational — 0.8%
Inter-American Development Bank
6.00%, 12/15/17(Z)	3,250,000	2,781,330

Sweden — 0.1%
Corral Petroleum Holdings AB
Cash coupon 2.00% and PIK
13.00%,
12/31/17 144A(E)	186,035	267,446
TVN Finance Corporation III AB
7.38%, 12/15/20 144A(E)	125,000	186,150

		453,596

Trinidad and Tobago — 0.1%
Petroleum Co. of Trinidad & Tobago, Ltd.
9.75%, 08/14/19 144A	340,000	428,400

Turkey — 0.6%
Mersin Uluslararasi Liman Isletmeciligi AS
5.88%, 08/12/20 144A	400,000	394,000
Turkey Government Bond
9.50%, 01/12/22(T)	900,000	404,224
7.10%, 03/08/23(T)	510,000	194,934
Turkey Government International Bond
7.50%, 07/14/17	100,000	112,025
7.00%, 03/11/19	100,000	109,875
6.25%, 09/26/22	545,000	567,345

148	See Notes to Financial Statements.

	Par	Value
6.88%, 03/17/36	$73,000	$71,887
4.88%, 04/16/43	500,000	385,250

		2,239,540

United Arab Emirates — 0.4%
DP World, Ltd.
6.85%, 07/02/37 144AΔ	1,500,000	1,481,250

United Kingdom — 3.3%
Anglian Water Osprey Financing PLC
7.00%, 01/31/18(U)	310,000	557,110
Barclays Bank PLC
6.00%, 01/23/18(E)	450,000	699,346
HBOS PLC
6.75%, 05/21/18 144A	500,000	568,063
6.00%, 11/01/33 144A	1,385,000	1,342,752
HSBC Holdings PLC
6.00%, 06/10/19(E)	270,000	432,383
Lloyds TSB Bank PLC
6.50%, 03/24/20(E)Δ	326,000	520,803
Priory Group No. 3 PLC
8.88%, 02/15/19(U)	100,000	171,806
Royal Bank of Scotland PLC
6.13%, 01/11/21	350,000	396,725
13.13%, 03/19/22(A)†	160,000	168,509
Royal Bank of Scotland Group PLC
6.10%, 06/10/23Δ	1,880,000	1,898,593
6.00%, 12/19/23	275,000	277,302
Southern Gas Networks PLC
4.88%, 12/21/20(U)	270,000	484,859
Tesco Property Finance 3 PLC
5.74%, 04/13/40(U)	278,359	497,468
United Kingdom Gilt
1.00%, 09/07/17(U)	1,420,000	2,309,209
Vedanta Resources PLC
6.75%, 06/07/16 144AΔ	200,000	208,250
6.00%, 01/31/19 144A	350,000	340,375
7.13%, 05/31/23 144A	200,000	183,750
7.13%, 05/31/23 144AΔ	400,000	367,500
Virgin Media Finance PLC
7.00%, 04/15/23 144A(U)	130,000	224,962
Virgin Media Secured Finance PLC
6.50%, 01/15/18	100,000	103,875
5.50%, 01/15/21(U)Δ	100,000	167,210

		11,920,850

Venezuela — 1.0%
Petroleos de Venezuela SA
8.50%, 11/02/17	1,180,000	985,300
Venezuela Government International Bond
8.50%, 10/08/14Δ	26,000	25,454
5.75%, 02/26/16Δ	1,153,000	982,356
7.75%, 10/13/19	860,000	645,000
9.25%, 09/15/27Δ	1,154,000	898,389
9.38%, 01/13/34	207,000	154,526

		3,691,025

Virgin Islands (British) — 0.1%
GTL Trade Finance, Inc.
7.25%, 10/20/17 144A	189,000	213,334

Total Foreign Bonds (Cost $140,561,840)		140,965,686

	Par	Value
MORTGAGE-BACKED SECURITIES — 3.9%
Credit Suisse Commercial Mortgage Trust
5.70%, 09/15/40†	$220,000	$242,963
Federal Home Loan Mortgage Corporation
3.50%, 01/01/42 TBA	200,000	198,438
Federal National Mortgage Association
3.00%, 01/01/26 TBA	1,100,000	1,122,559
4.50%, 01/01/40 TBA	4,600,000	4,874,023
5.00%, 01/01/40 TBA	1,200,000	1,303,219
3.50%, 01/01/41 TBA	500,000	496,680
4.00%, 01/01/41 TBA	4,800,000	4,941,000
3.00%, 01/01/43 TBA	200,000	189,859
Government National Mortgage Association
3.50%, 01/15/41 TBA	100,000	100,785
4.50%, 01/20/41 TBA	400,000	427,656

Total Mortgage-Backed Securities (Cost $13,827,739)		13,897,182

MUNICIPAL BOND — 0.1%
State of Illinois, General Obligation
5.10%, 06/01/33
(Cost $333,614)	435,000	404,524

	Number of Contracts

PURCHASED OPTION — 0.0%
Call Option — 0.0%
U.S. Dollar vs. Euro, Strike Price $1.36, Expires
02/11/14 (HSBC)
(Cost $86,984)	10,380,000	20,812

	Par

U.S. TREASURY OBLIGATIONS — 7.7%
U.S. Treasury Bonds
3.50%, 02/15/39	$860,000	810,147
4.25%, 05/15/39Δ	40,000	42,669
3.88%, 08/15/40Δ	30,000	30,019
2.75%, 08/15/42	120,000	95,119
2.75%, 11/15/42Δ	2,275,000	1,799,384
3.13%, 02/15/43Δ	3,980,000	3,408,806
2.88%, 05/15/43	2,665,000	2,160,523

		8,346,667

U.S. Treasury Notes
1.00%, 05/15/14	10,000	10,034
2.63%, 07/31/14Δ	50,000	50,730
0.25%, 09/30/14Δ	5,100,000	5,104,483
2.38%, 09/30/14	110,000	111,832
0.25%, 10/31/14Δ	2,860,000	2,862,683
1.25%, 08/31/15	90,000	91,441
0.25%, 09/30/15Δ	3,505,000	3,502,056
0.38%, 11/15/15Δ	2,855,000	2,856,953
0.25%, 12/15/15	620,000	618,668
0.75%, 10/31/17Δ	20,000	19,641
0.63%, 04/30/18Δ	530,000	511,181

See Notes to Financial Statements.	149

GLOBAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
1.38%, 07/31/18Δ	$10,000	$9,911
1.38%, 09/30/18Δ	250,000	246,963
1.25%, 10/31/19Δ	110,000	105,235
2.00%, 02/15/22Δ	120,000	113,897
1.63%, 08/15/22Δ	3,380,000	3,071,311

		19,287,019

Total U.S. Treasury Obligations (Cost $29,014,936)		27,633,686

	Shares
COMMON STOCKS — 0.9%
Healthcare — 0.2%
Bristol-Myers Squibb Co.	15,400	818,510

Materials & Processing — 0.3%
Nortek, Inc.*	33	2,462
PPG Industries, Inc.	5,751	1,090,734
Rock-Tenn Co. Class A	188	19,742

		1,112,938

Technology — 0.4%
Corning, Inc.	70,534	1,256,916

Total Common Stocks (Cost $1,696,589)		3,188,364

FOREIGN COMMON STOCKS — 0.4%
Norway — 0.1%
Deep Ocean Group Holding+@*	8,860	291,986

Spain — 0.2%
Repsol SA ADR	15,820	400,087
Telefonica SA ADRΔ	22,180	362,421

		762,508

United Kingdom — 0.1%
Royal Dutch Shell PLC ADRΔ	6,443	459,193

Total Foreign Common Stocks (Cost $1,283,346)		1,513,687

PREFERRED STOCKS — 1.2%
Ally Financial, Inc.,
7.00% 144A	400	382,037
Bank of America Corporation,
7.25%, 11/30/14 CONV	602	638,722
Chesapeake Energy Corporation,
5.00% CONV	3,950	385,125
Chesapeake Energy Corporation,
5.75% CONV 144A	50	57,938
El Paso Energy Capital Trust I,
4.75%, 03/31/28 CONV	500	28,065
iStar Financial, Inc.*	578	36,558
Lucent Technologies Capital Trust I,
7.75%, 03/15/17 CONV	1,891	1,900,455
Stanley Black & Decker, Inc.,
6.25%,11/17/16Δ*	2,900	299,280
Weyerhaeuser Co.,
6.38%, 07/01/16Δ*	7,252	406,402

Total Preferred Stocks (Cost $3,174,947)		4,134,582

	Shares	Value
MONEY MARKET FUNDS — 32.0%
GuideStone Money Market Fund (GS4 Class)Δ	46,360,552	$46,360,552
Northern Institutional Liquid Assets Portfolio§	68,161,728	68,161,728

Total Money Market Funds (Cost $114,522,280)		114,522,280

TOTAL INVESTMENTS — 121.2% (Cost $422,119,740)		433,848,991

Liabilities in Excess of Other Assets — (21.2)%		(76,007,004)

NET ASSETS — 100.0%		$357,841,987

150	See Notes to Financial Statements.

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2013, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$3,188,364	$3,185,902	$—	$2,462
Corporate Bonds	127,568,188	—	123,242,204	4,325,984
Foreign Bonds:
Argentina	1,176,728	—	1,176,728	—
Australia	3,455,825	—	3,455,825	—
Bermuda	2,449,429	—	2,449,429	—
Brazil	8,868,242	—	8,868,242	—
Canada	20,765,604	—	20,759,004	6,600
Cayman Islands	4,478,182	—	4,478,182	—
Chile	1,906,363	—	1,906,363	—
Colombia	877,683	—	877,683	—
Croatia (Hrvatska)	488,750	—	488,750	—
France	1,542,948	—	1,542,948	—
Germany	17,470,494	—	17,470,494	—
Hungary	2,620,764	—	2,620,764	—
Iceland	2	—	—	2
Indonesia	1,283,688	—	1,283,688	—
Ireland	4,544,432	—	4,544,432	—
Isle of Man (U.K.)	311,280	—	311,280	—
Italy	1,432,022	—	1,432,022	—
Japan	245,000	—	245,000	—
Jersey	182,569	—	182,569	—
Luxembourg	10,602,009	—	10,602,009	—
Mexico	11,333,279	—	11,333,279	—
Netherlands	5,885,156	—	5,885,156	—
Norway	2,467,677	—	2,467,677	—
Panama	3,368	—	3,368	—
Peru	484,000	—	484,000	—
Philippines	208,000	—	208,000	—
Poland	3,127,789	—	3,127,789	—
Portugal	1,455,569	—	1,455,569	—
Russia	3,007,853	—	3,007,853	—
South Africa	4,168,856	—	4,168,856	—
Spain	912,800	—	912,800	—
Supranational	2,781,330	—	2,781,330	—
Sweden	453,596	—	453,596	—
Trinidad and Tobago	428,400	428,400	—	—
Turkey	2,239,540	—	2,239,540	—
United Arab Emirates	1,481,250	—	1,481,250	—
United Kingdom	11,920,850	—	11,920,850	—
Venezuela	3,691,025	—	3,691,025	—
Virgin Islands (British)	213,334	—	213,334	—
Foreign Common Stocks	1,513,687	1,221,701	—	291,986
Money Market Funds	114,522,280	114,522,280	—	—
Mortgage-Backed Securities	13,897,182	—	13,897,182	—
Municipal Bond	404,524	—	404,524	—
Preferred Stocks	4,134,582	3,752,545	—	382,037
Purchased Option	20,812	20,812	—	—
U.S. Treasury Obligations	27,633,686	—	27,633,686	—

Total Assets - Investments in Securities	$433,848,991	$123,131,640	$305,708,280	$5,009,071

See Notes to Financial Statements.	151

GLOBAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Other Financial Instruments***
Futures Contracts	$9,149	$9,149	$—	$—

Total Assets - Other Financial Instruments	$9,149	$9,149	$—	$—

Liabilities:
Other Financial Instruments***
Forward Foreign Currency Contracts	$(225,188)	$—	$(225,188)	$—

Total Liabilities - Other Financial Instruments	$(225,188)	$—	$(225,188)	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2013.

The unobservable inputs used in the fair value measurement of the reporting entity’s common stock, corporate bonds, foreign bonds, foreign common stock, loan agreement and preferred stock are values based on evaluated quotations received from dealers who make markets in such securities. Significant increases (decreases) in those evaluated quotations would result in a significantly higher (lower) fair value measurement.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Total Value	Common Stock	Corporate Bonds	Foreign Bonds	Foreign Common Stock	Loan Agreement	Preferred Stock
Balance, 12/31/12	$7,168,943	$2,385	$4,691,264	$1,872,450	$179,619	$30,363	$392,862
Accrued discounts/premiums	114,044	—	6,624	107,304	—	116	—
Realized gain (loss)(1)	(208,574)	27	75,068	(284,813)	—	1,144	—
Change in unrealized appreciation (depreciation)(2)	5,284	319	(131,396)	36,305	112,367	(1,486)	(10,825)
Purchases	453,801	—	424,000	29,801	—	—	—
Sales	(864,507)	(269)	(747,983)	(86,118)	—	(30,137)	—
Transfers in to Level 3	—	—	—	—	—	—	—
Transfers out of Level 3(3)	(267,446)	—	—	(267,446)	—	—	—
Maturities	(1,400,881)	—	—	(1,400,881)	—	—	—
Paydowns	8,407	—	8,407	—	—	—	—

Balance, 12/31/13	$5,009,071	$2,462	$4,325,984	$6,602	$291,986	$—	$382,037

(1)	Realized gain (loss) from the sale of Level 3 securities can be found on the Statement of Operations in Net realized gain (loss) from: Investment securities.

(2)	Change in unrealized appreciation (depreciation) can be found on the Statement of Operations in Net change in unrealized appreciation (depreciation) on: Investment securities.

(3)

Transfers out of Level 3 represent the value of securities at December 31, 2013 that were transferred from Level 3 to Level 2 of the fair value hierarchy as a result of the ability of the Fund to obtain a price which was determined using observable inputs.

152	See Notes to Financial Statements.

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STATEMENTS OF ASSETS AND LIABILITIES	December 31, 2013

	Money Market Fund	Low-Duration Bond Fund
Assets
Investments in securities of unaffiliated issuers, at value	$1,338,480,770	$880,471,496
Investments in repurchase agreements, at value	30,361,000	39,100,000
Investments in securities of affiliated issuers, at value	—	35,793,992

Total investments (1)(2)	1,368,841,770	955,365,488
Cash	414	1,825,901
Cash collateral for derivatives	—	2,538,012
Foreign currency(3)	—	1,229,423
Swap premiums paid	—	2,764,185
Receivables:
Dividends and reclaims	—	316
Interest	445,787	3,292,530
Securities lending	36,613	204,535
Investment securities sold	—	27,082,188
Maturities	—	59,464
Fund shares sold	8,313,963	79,222
Variation margin on exchange traded swaps	—	—
Variation margin on financial futures contracts	—	69,731
Unrealized appreciation on foreign currency exchange contracts	—	809,848
Unrealized appreciation on swap agreements	—	1,190,111
Prepaid expenses and other assets	39,207	26,597

Total Assets	1,377,677,754	996,537,551

Liabilities
Securities sold short, at value (4)	—	3,084,500
TBA sale commitments, at value (5)	—	17,838,008
Options written at value (6)	—	662,660
Swap premiums received	—	392,384
Unrealized depreciation on foreign currency exchange contracts	—	676,173
Unrealized depreciation on swap agreements	—	2,145,810
Collateral held for securities on loan at value	—	79,891,920
Collateral held for derivatives	—	520,000
Payables:
Investment securities purchased	—	50,775,783
Fund shares redeemed	8,438,410	146,825
Variation margin on exchange traded swaps	—	1,606,147
Variation margin on financial futures contracts	—	54,955
Distributions	6,597	—
Securities lending	—	1,152
Accrued expenses:
Investment advisory fees	169,296	174,157
Shareholder servicing fees	—	143,021
Other expenses	65,462	159,815

Total Liabilities	8,679,765	158,273,310

Net Assets	$1,368,997,989	$838,264,241

Net Assets Consist of:
Paid-in-capital	$1,368,950,159	$842,706,281
Accumulated (distributions in excess of) net investment income	36,613	(619,939)
Undistributed (accumulated) net realized gain (loss) on investments, foreign currency translations and derivative transactions	11,217	(387,746)
Net unrealized appreciation (depreciation) on investments, foreign currency translations and derivative transactions	—	(3,434,355)

Net Assets	$1,368,997,989	$838,264,241

Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the GS2 Class	$106,059,602	$136,965,674

GS2 shares outstanding	106,051,286	16,037,259

Net asset value, offering and redemption price per GS2 share	$1.00	$8.54

Net assets applicable to the GS4 Class	$1,262,938,387	$701,298,567

GS4 shares outstanding	1,262,864,226	52,522,345

Net asset value, offering and redemption price per GS4 share	$1.00	$13.35

(1) Investments in securities of unaffiliated issuers, at cost	$1,338,480,770	$883,187,139
Investmentsin repurchase agreements, at cost	30,361,000	39,100,000
Investmentsin securities of affiliated issuers, at cost	—	35,793,992

Total investments at cost	$1,368,841,770	$958,081,131

(2) Includes securities loaned of:	$—	$122,959,189

(3) Foreign currency at cost	$—	$1,233,714

(4) Proceeds from securities sold short	$—	$3,091,420

(5) TBA sale commitments at cost	$—	$17,806,133

(6) Premiums received on options written	$—	$404,812

154	See Notes to Financial Statements.

Medium-Duration Bond Fund	Extended-Duration Bond Fund	Global Bond Fund

$907,375,620	$287,775,121	$387,488,439
11,400,000	—	—
38,647,829	10,096,703	46,360,552

957,423,449	297,871,824	433,848,991
2,956,935	11,417	356
2,023,398	—	506,518
1,958,153	—	1,140,943
465,919	—	—

294	64	31,333
4,380,710	3,237,014	4,534,038
358,677	159,892	64,066
37,703,040	—	9,094,447
348	—	—
90,748	16,978	58,188
458,794	—	—
66,655	—	6,837
648,260	—	308,131
1,858,636	—	—
26,847	20,291	21,251

1,010,420,863	301,317,480	449,615,099

7,360,243	—	—
2,138,008	—	—
762,589	—	—
337,409	—	—
639,799	—	533,319
1,825,329	—	—
88,599,222	30,220,442	68,161,728
935,539	—	358
97,377,134	—	22,765,297
148,789	103,989	2,939
—	—	—
130,330	—	—
—	—	—
2,258	662	2,474

209,331	93,960	130,044

118,379	44,461	72,563

213,516	72,585	104,390

200,797,875	30,536,099	91,773,112

$809,622,988	$270,781,381	$357,841,987

$819,075,038	$258,423,083	$355,757,792
541,345	154,263	(1,116,395)
(11,825,658)	336,707	(8,321,707)
1,832,263	11,867,328	11,522,297

$809,622,988	$270,781,381	$357,841,987

$227,172,395	$51,959,363	N/A

32,875,147	10,865,195	N/A

$6.91	$4.78	N/A

$582,450,593	$218,822,018	$357,841,987

41,198,834	13,347,396	35,479,315

$14.14	$16.39	$10.09

$905,175,874	$275,906,402	$375,759,188
11,400,000	—	—
38,647,829	10,096,703	46,360,552

$955,223,703	$286,003,105	$422,119,740

$94,097,595	$29,495,862	$71,220,818

$1,954,347	$—	$1,138,427

$7,412,651	$—	$—

$2,145,781	$—	$—

$456,971	$—	$—

See Notes to Financial Statements.	155

STATEMENTS OF OPERATIONS	For the Year Ended December 31, 2013

	Money Market Fund	Low-Duration Bond Fund
Investment Income
Dividends	$—	$—
Income distributions received from affiliated funds	—	3,520
Interest	2,923,502	13,100,015
Securities lending	65,499	278,726
Less foreign taxes withheld	—	—

Total Investment Income	2,989,001	13,382,261

Expenses
Investment advisory fees	2,074,787	2,777,457
Transfer agent fees:
GS2 shares	3,925	3,941
GS4 shares	36,585	26,154
Custodian fees	28,052	120,336
Shareholder servicing fees:
GS4 shares	2,957,228	1,656,955
Accounting and administration fees	281,226	323,819
Professional fees	52,952	95,065
Blue sky fees:
GS2 shares	4,145	4,148
GS4 shares	34,865	21,753
Shareholder reporting fees:
GS2 shares	667	668
GS4 shares	37,478	16,972
Trustee expenses	13,438	8,402
Line of credit facility fees	12,857	8,146
Other expenses	37,687	55,497

Total expenses	5,575,892	5,119,313
Expenses waived/reimbursed net of amount recaptured(1)	(2,786,413)	(685,289)

Net expenses	2,789,479	4,434,024

Net Investment Income	199,522	8,948,237

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	64,118	483,240
Investment securities sold short	—	(39,491)
Futures transactions	—	1,242,454
Swap agreements	—	(566,541)
Option contracts written	—	639,967
Option contracts purchased	—	—
Foreign currency transactions	—	(1,959,379)

Net realized gain (loss)	64,118	(199,750)

Net change in unrealized appreciation (depreciation) on:
Investment securities	—	(9,846,722)
Investment securities sold short	—	(8,236)
Futures	—	277,383
Swap agreements	—	(1,638,978)
Option contracts written	—	(370,182)
Option contracts purchased	—	163,214
Foreign currency translation	—	1,685,481

Net change in unrealized appreciation (depreciation)	—	(9,738,040)

Net Realized and Unrealized Gain	64,118	(9,937,790)

Net Increase (Decrease) in Net Assets Resulting from Operations	$263,640	$(989,553)

(1)	See Note 3a and 3c in Notes to Financial Statements.

156	See Notes to Financial Statements.

Medium-Duration Bond Fund	Extended-Duration Bond Fund	Global Bond Fund

$229,813	$25,352	$364,611
6,827	1,003	3,588
22,010,221	18,541,509	12,656,881
461,002	198,954	141,919
—	—	(7,152)

22,707,863	18,766,818	13,159,847

3,550,511	1,731,135	1,332,705

3,930	3,798	—
26,894	26,215	19,645
181,238	25,817	64,733

1,445,691	710,370	690,823
387,693	113,969	153,612
95,065	71,834	75,065

4,148	4,148	—
16,898	17,217	17,841

657	402	—
17,581	15,782	5,236
8,505	3,725	2,996
8,232	5,179	2,889
124,461	16,682	27,301

5,871,504	2,746,273	2,392,846
(913,007)	(152,852)	(85,036)

4,958,497	2,593,421	2,307,810

17,749,366	16,173,397	10,852,037

(11,759,383)	12,593,030	2,646,852
1,030,754	—	—
1,353,193	—	364,330
(705,709)	—	—
1,078,503	—	16,883
(76,645)	—	(370,694)
(453,236)	943,668	(2,438,398)

(9,532,523)	13,536,698	218,973

(24,717,305)	(55,242,377)	(8,377,808)
99,400	—	—
(214,642)	—	(65,342)
(2,346,447)	—	—
(440,032)	—	—
224,445	—	(229,283)
1,553,681	(7,531)	977,585

(25,840,900)	(55,249,908)	(7,694,848)

(35,373,423)	(41,713,210)	(7,475,875)

$(17,624,057)	$(25,539,813)	$3,376,162

See Notes to Financial Statements.	157

STATEMENTS OF CHANGES IN NET ASSETS

	Money Market Fund

	For the Year Ended

	12/31/13	12/31/12
Operations:
Net investment income	$199,522	$226,226
Net realized gain (loss) on investment securities, foreign currency transactions and derivative transactions	64,118	43,215
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency translations and derivative transactions	—	—

Net increase (decrease) in net assets resulting from operations	263,640	269,441

Dividends and Distributions to Shareholders:
Dividends from net investment income
GS2 shares	(39,682)	(107,325)
GS4 shares	(123,227)	(118,901)
Distributions from net realized capital gains
GS2 shares	(5,110)	(2,502)
GS4 shares	(60,366)	(28,176)

Total dividends and distributions	(228,385)	(256,904)

Capital Share Transactions:
Proceeds from shares sold
GS2 shares	105,460,546	83,682,824
GS4 shares	4,335,936,657	3,411,426,687
Reinvestment of dividends and distributions
GS2 shares	38,908	96,490
GS4 shares	105,203	73,574

Total proceeds from shares sold and reinvested	4,441,541,314	3,495,279,575

Value of shares redeemed
GS2 shares	(106,106,557)	(93,414,476)
GS4 shares	(4,204,891,545)	(3,441,385,826)

Total value of shares redeemed	(4,310,998,102)	(3,534,800,302)

Net increase (decrease) from capital share transactions(1)	130,543,212	(39,520,727)

Total increase (decrease) in net assets	130,578,467	(39,508,190)

Net Assets:
Beginning of Year	1,238,419,522	1,277,927,712

End of Year*	$1,368,997,989	$1,238,419,522

*Including undistributed (distributions in excess of) net investment income	$36,613	$—

(1)	See Note 6 in Notes to Financial Statements.

158	See Notes to Financial Statements.

Low-Duration Bond Fund		Medium-Duration Bond Fund

For the Year Ended		For the Year Ended

12/31/13	12/31/12	12/31/13	12/31/12

$8,948,237	$11,830,873	$17,749,366	$20,131,144

(199,750)	1,261,804	(9,532,523)	17,426,589

(9,738,040)	18,559,772	(25,840,900)	30,180,403

(989,553)	31,652,449	(17,624,057)	67,738,136

(2,638,146)	(3,309,118)	(8,960,565)	(9,108,772)
(6,980,736)	(9,695,948)	(10,135,398)	(11,859,266)

(130,184)	(380,466)	(238,953)	(6,691,198)
(404,740)	(1,245,870)	(290,430)	(8,571,353)

(10,153,806)	(14,631,402)	(19,625,346)	(36,230,589)

20,817,542	15,089,463	26,720,145	25,136,437
96,538,640	136,297,000	73,101,056	67,278,339

2,761,563	3,678,833	9,193,242	15,787,476
7,383,801	10,939,056	10,422,967	20,426,709

127,501,546	166,004,352	119,437,410	128,628,961

(19,428,445)	(7,405,946)	(46,258,722)	(19,481,717)
(72,290,918)	(106,169,179)	(98,816,806)	(132,385,936)

(91,719,363)	(113,575,125)	(145,075,528)	(151,867,653)

35,782,183	52,429,227	(25,638,118)	(23,238,692)

24,638,824	69,450,274	(62,887,521)	8,268,855

813,625,417	744,175,143	872,510,509	864,241,654

$838,264,241	$813,625,417	$809,622,988	$872,510,509

$(619,939)	$281,687	$541,345	$785,897

See Notes to Financial Statements.	159

STATEMENTS OF CHANGES IN NET ASSETS

	Extended-Duration Bond Fund

	For the Year Ended

	12/31/13	12/31/12
Operations:
Net investment income	$16,173,397	$19,941,659
Net realized gain on investment securities, foreign currency transactions and derivative transactions	13,536,698	15,624,979
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency translations and derivative transactions	(55,249,908)	26,234,587

Net increase (decrease) in net assets resulting from operations	(25,539,813)	61,801,225

Dividends and Distributions to Shareholders:
Dividends from net investment income
GS2 shares	(7,171,639)	(7,919,753)
GS4 shares	(9,578,417)	(12,163,609)
Distributions from net realized capital gains
GS2 shares	(6,448,885)	(5,298,065)
GS4 shares	(8,820,661)	(8,532,365)

Total dividends and distributions	(32,019,602)	(33,913,792)

Capital Share Transactions:
Proceeds from shares sold
GS2 shares	8,686,398	11,430,897
GS4 shares	32,327,945	63,160,350
Reinvestment of dividends and distributions
GS2 shares	13,606,468	13,205,389
GS4 shares	18,389,399	20,684,630

Total proceeds from shares sold and reinvested	73,010,210	108,481,266

Value of shares redeemed
GS2 shares	(38,446,492)	(11,242,800)
GS4 shares	(177,196,077)	(59,622,352)

Total value of shares redeemed	(215,642,569)	(70,865,152)

Net increase (decrease) from capital share transactions(1)	(142,632,359)	37,616,114

Total increase (decrease) in net assets	(200,191,774)	65,503,547

Net Assets:
Beginning of Year	470,973,155	405,469,608

End of Year*	$270,781,381	$470,973,155

*Including undistributed (distributions in excess of) net investment income	$154,263	$(661)

(1)	See Note 6 in Notes to Financial Statements.

160	See Notes to Financial Statements.

Global Bond Fund

For the Year Ended

12/31/13	12/31/12

$10,852,037	$8,683,748

218,973	3,144,085

(7,694,848)	10,899,264

3,376,162	22,727,097

—	—
(9,497,750)	(10,523,011)

—	—
—	—

(9,497,750)	(10,523,011)

—	—
140,576,281	51,652,945

—	—
9,497,746	10,522,963

150,074,027	62,175,908

—	—
(18,966,067)	(11,691,609)

(18,966,067)	(11,691,609)

131,107,960	50,484,299

124,986,372	62,688,385

232,855,615	170,167,230

$357,841,987	$232,855,615

$(1,116,395)	$(192,456)

See Notes to Financial Statements.	161

FINANCIAL HIGHLIGHTS

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income		Realized and Unrealized Gain (Loss) on Investments		Dividends from Net Investment Income	Distribu- tions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(1)	Expenses, Gross(2)	Invest- ment Income, Net(1)	Portfolio Turnover Rate
Money Market Fund

GS2 Class
2013(3)	$1.00	$—	†#	$—	†	$— †	$— †	$1.00	0.04%	$106,060	0.18%	0.20%	0.04%	N/A
2012	1.00	—	†#	—	†	— †	— †	1.00	0.10	106,664	0.18	0.20	0.10	N/A
2011	1.00	—	†#	—	†	— †	— †	1.00	0.10	116,298	0.18	0.19	0.09	N/A
2010	1.00	—	†	—	†	— †	— †	1.00	0.18	119,311	0.17	0.18	0.17	N/A
2009	1.00	—	†	—	†	— †	— †	1.00	0.47	133,323	0.23(4)	0.23(4)	0.49	N/A
GS4 Class
2013(3)	$1.00	$—	†#	$—	†	$— †	$— †	$1.00	0.02%	$1,262,938	0.21%	0.44%	0.01%	N/A
2012	1.00	—	†#	—	†	— †	— †	1.00	0.01	1,131,756	0.27	0.44	0.01	N/A
2011	1.00	—	†#	—	†	— †	— †	1.00	0.01	1,161,630	0.27	0.42	0.01	N/A
2010	1.00	—	†	—	†	— †	— †	1.00	0.02	1,180,141	0.33	0.37	0.01	N/A
2009	1.00	—	†	—	†	— †	— †	1.00	0.29	1,064,934	0.41(4)	0.43(4)	0.28	N/A

Low-Duration Bond Fund

GS2 Class
2013(5)	$8.71	$0.11	#	$(0.11	)(6)	$(0.16)	$(0.01)	$8.54	0.02%	$136,966	0.36%	0.42%	1.26%	202%
2012	8.59	0.15	#	0.22(6)		(0.22)	(0.03)	8.71	4.35	135,526	0.36	0.41	1.68	228
2011	8.70	0.16	#	(0.01	)(6)	(0.23)	(0.03)	8.59	1.77	122,462	0.36	0.42	1.84	221
2010	8.70	0.20	#	0.17		(0.28)	(0.09)	8.70	4.35	128,143	0.36	0.41	2.27	257
2009	8.11	0.29	#	0.69		(0.39)	—	8.70	12.29	115,741	0.36	0.42	3.47	322
GS4 Class
2013(5)	$13.52	$0.14	#	$(0.16	)(6)	$(0.14)	$(0.01)	$13.35	(0.20)%	$701,299	0.57%	0.66%	1.04%	202%
2012	13.20	0.20	#	0.35(6)		(0.20)	(0.03)	13.52	4.15	678,099	0.57	0.65	1.47	228
2011	13.23	0.22	#	(0.01	)(6)	(0.21)	(0.03)	13.20	1.58	621,713	0.55	0.65	1.64	221
2010	13.04	0.28	#	0.26		(0.26)	(0.09)	13.23	4.20	580,452	0.52	0.61	2.11	257
2009	11.99	0.42	#	1.00		(0.37)	—	13.04	11.97	569,316	0.52	0.62	3.30	322

Medium-Duration Bond Fund

GS2 Class
2013(7)	$7.32	$0.16	#	$(0.29	)(6)	$(0.27)	$(0.01)	$6.91	(1.90)%	$227,172	0.48%	0.52%	2.21%	409%
2012	7.24	0.17	#	0.39(6)		(0.28)	(0.20)	7.32	7.93	251,565	0.48	0.51	2.32	570
2011	7.25	0.20	#	0.27(6)		(0.35)	(0.13)	7.24	6.56	228,024	0.48	0.52	2.76	609
2010	7.47	0.25	#	0.40		(0.41)	(0.46)	7.25	8.86	236,369	0.48	0.49	3.21	487
2009	7.13	0.31	#	0.85		(0.51)	(0.31)	7.47	17.07	139,917	0.48	0.51	4.17	427
GS4 Class
2013(7)	$14.68	$0.30	#	$(0.59	)(6)	$(0.24)	$(0.01)	$14.14	(1.98)%	$582,451	0.63%	0.77%	2.06%	409%
2012	14.07	0.32	#	0.75(6)		(0.26)	(0.20)	14.68	7.68	620,945	0.63	0.75	2.18	570
2011	13.65	0.37	#	0.51(6)		(0.33)	(0.13)	14.07	6.49	636,218	0.61	0.75	2.62	609
2010	13.36	0.43	#	0.71		(0.39)	(0.46)	13.65	8.65	614,082	0.58	0.68	3.11	487
2009	12.16	0.53	#	1.48		(0.50)	(0.31)	13.36	16.97	868,800	0.58	0.70	4.08	427

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
(1)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower) than the ratio shown.
(2)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(3)	An out of period adjustment to Investment Income had no impact on Net Investment Income per Share, Total Return or the Ratio of Net Investment Income to Average Net Assets for GS2 Class and GS4 Class. See Note 10 in Notes to Financial Statements.
(4)	The Money Market Fund participated in the U.S. Department of the Treasury (the “Treasury”) Temporary Guarantee Program for Money Market Funds (the “Program”). The Fund bore the expense of its participation in the Program without regard to any expense limitation in effect. The Program expired on September 18, 2009.
(5)	An out of period adjustment to Investment Income had no impact on Net Investment Income per Share or Total Return; however, the Ratio of Net Investment Income to Average Net Assets increased by 0.02% and 0.02% for GS2 Class and GS4 Class, respectively. See Note 10 in Notes to Financial Statements.
(6)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(7)	An out of period adjustment to Investment Income increased Net Investment Income per Share by $0.00 and $0.01, Total Return by 0.00% and 0.07%, and the Ratio of Net Investment Income to Average Net Assets by 0.04% and 0.04% for GS2 Class and GS4 Class, respectively. See Note 10 in Notes to Financial Statements.

162	See Notes to Financial Statements.

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income		Realized and Unrealized Gain (Loss) on Investments		Dividends from Net Investment Income	Distribu- tions from Net Realized Capital Gains	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net(1)	Expenses, Gross(2)	Invest- ment Income, Net(1)	Portfolio Turnover Rate
Extended-Duration Bond Fund

GS2 Class
2013(3)	$6.36	$0.27	#	$(0.58	)(4)	$(0.63)	$(0.64)	$4.78	(5.10)%	$51,959	0.55%	0.55%	4.61%	37%
2012	6.48	0.31	#	0.64(4)		(0.65)	(0.42)	6.36	15.41	86,268	0.52	0.53	4.68	27
2011	6.93	0.37	#	0.49(4)		(0.74)	(0.57)	6.48	13.33	74,591	0.54	0.55	5.32	41
2010	7.01	0.40	#	0.43		(0.80)	(0.11)	6.93	12.25	72,741	0.53	0.53	5.60	39
2009	6.31	0.44	#	1.04		(0.76)	(0.02)	7.01	25.27	67,699	0.53	0.53	6.78	41
GS4 Class
2013(3)	$18.58	$0.78	#	$(1.74	)(4)	$(0.59)	$(0.64)	$16.39	(5.24)%	$218,822	0.75%	0.80%	4.40%	37%
2012	17.08	0.81	#	1.72(4)		(0.61)	(0.42)	18.58	15.06	384,705	0.75	0.78	4.45	27
2011	16.28	0.86	#	1.22(4)		(0.71)	(0.57)	17.08	13.14	330,879	0.73	0.78	5.13	41
2010	15.34	0.88	#	0.94		(0.77)	(0.11)	16.28	12.05	337,760	0.69	0.72	5.43	39
2009	12.97	0.91	#	2.22		(0.74)	(0.02)	15.34	24.97	392,962	0.69	0.73	6.60	41

Global Bond Fund

GS4 Class
2013(5)	$10.38	$0.39	#	$(0.36	)(4)	$(0.32)	$—	$10.09	0.30%	$357,842	0.80%	0.83%	3.77%	101%
2012	9.73	0.45	#	0.74(4)		(0.54)	—	10.38	12.52	232,856	0.83	0.86	4.41	64
2011	9.83	0.51	#	(0.09	)(4)	(0.52)	—	9.73	4.35	170,167	0.86	0.88	5.09	68
2010	9.36	0.52	#	0.51		(0.56)	—	9.83	11.29	161,070	0.79	0.81	5.40	40
2009	7.34	0.56	#	2.07		(0.61)	—	9.36	37.35	221,555	0.79	0.81	6.81	96

#	Calculated using the average shares outstanding method.
(1)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower) than the ratio shown.
(2)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(3)	An out of period adjustment to Investment Income increased Net Investment Income per Share by $0.00 and $0.01, Total Return by 0.00% and 0.05%, and the Ratio of Net Investment Income to Average Net Assets by 0.04% and 0.04% for GS2 Class and GS4 Class, respectively. See Note 10 in Notes to Financial Statements.
(4)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(5)	An out of period adjustment to Investment Income increased Net Investment Income per Share by $0.01, Total Return by 0.10%, and the Ratio of Net Investment Income to Average Net Assets by 0.02%. See Note 10 in Notes to Financial Statements.

See Notes to Financial Statements.	163

EQUITY SELECT FUNDS (Unaudited)

Equity markets continued to advance as investors responded favorably to generally improving economic conditions and became comfortable with QE tapering which commences in early 2014. Towards the end of the year, a federal budget deal was reached making a repeat of the extended government shutdown unlikely in future periods. In the U.S., stocks surged to new all-time highs as the S&P 500® Index posted a stellar fourth quarter return of 10.51%, bringing the return to 32.39% for the full year of 2013, its strongest annual gain since 1997. The broader U.S. equity market, as measured by the Russell 3000® Index, posted similar returns of 10.10% for the quarter and 33.55% for calendar year 2013.

From a sector perspective, performance was unanimously in positive territory as all sectors within the Russell 3000® Index experienced double-digit gains for the year. The consumer discretionary, healthcare and producer durables sectors were the best performers and advanced over 40%, while the utilities and materials & processing sectors lagged the overall market for the one-year period.

Companies with high beta and earnings growth characteristics generally outperformed during the year. In terms of equity market capitalization, small-cap companies outperformed their large-cap counterparts as the Russell 2000® Index posted a one-year return of 38.82%, while the Russell 1000® Index advanced 33.11%. Style differentiation was evident as growth-oriented stocks outperformed value-oriented stocks across all market capitalization segments for the year. In the large capitalization segment, the Russell 1000® Growth Index outpaced the Russell 1000® Value Index, posting one-year returns of 33.48% and 32.53%, respectively. In the small capitalization segment, the Russell 2000® Growth Index outperformed the Russell 2000® Value Index by a wider margin, posting one-year returns of 43.30% and 34.52%, respectively.

Developed non-U.S. markets also experienced strong gains as the MSCI EAFE Index (Net), a measure of international developed country returns, posted a one-year return of 22.78%. All regions ended the period in positive territory as Japan and Europe advanced the most as a result of the region’s improved outlook. From a sector perspective, all groups generated positive results during the period. The telecommunications and consumer discretionary sectors were the best performers, while the materials and energy sectors were the worst performers and lagged the overall market during the one-year period.

Emerging markets significantly underperformed developed markets during the year as the MSCI Emerging Markets Index (Net) posted a return of -2.60%. The worst performing markets were primarily in the Latin American region, while Europe was the only positive performing region for the year. From a sector perspective, seven of the ten groups posted negative returns for calendar year 2013. The materials and energy sectors were the worst performers and experienced double-digit declines, while the technology, healthcare and consumer discretionary sectors were the only positive performing sectors for the one-year period.

Defensive Market Strategies Fund (Unaudited)

The Defensive Market Strategies Fund combines multiple strategies that in aggregate seek to provide long-term capital appreciation with reduced volatility compared to the equity markets.

The Fund achieved its investment objective during 2013, during a banner year for stocks that saw U.S. equity markets end the year at all-time highs. The Fund’s benchmark index, the S&P 500® Index, posted a return of 32.39% for the year compared to the Fund’s 18.22% return net of fees. The lower capital appreciation of the Fund, relative to that of the S&P 500® Index, was mostly a reflection of the materially lower market sensitivity and volatility of the Fund compared to the S&P 500® Index.

The Fund participated in equity gains during the year, and helped provide protection during negative months. The S&P 500® index gained in all but two months of the year, and the Fund outperformed the S&P 500® Index during its down months in June and August. As anticipated for a lower risk strategy, the Fund underperformed the S&P 500® Index most in very strong up markets, and the S&P 500® Index gained over 3% for 6 out of 12 months last year.

All of the underlying investment strategies had positive investment returns for the year. The lowest performing strategy was equity long/short, whose conservative positioning, and low net exposure level, led to only single digit returns for the year. The strategic exposure to convertible bonds within the Fund delivered double digit returns, as prices benefited from increasing exposure to equity price rallies through the optionality to stocks embedded in the bonds. However, convertible bonds failed to keep up with the strong equity market rally. Long-only equities within the portfolio also trailed the S&P 500® Index, but delivered the strongest performance of all of the underlying strategies.

The Fund underperformed the S&P 500® Index for the year, which should generally characterize performance of the portfolio in very strong up years for equities like the one experienced in 2013. Fund performance is also compared against the Fund’s reference benchmark, 50% S&P 500® Index / 50% Citigroup 3 Month T-Bill, which more accurately reflects the Fund’s risk level and equity market beta. Versus this benchmark index, the Fund delivered excess returns (18.22% versus 15.28%) for the one year period ending December 31, 2013.

In terms of the underlying dynamics of equity market performance, companies with high beta and earnings growth characteristics generally outperformed during the year. This factor contributed negatively to the relative performance of the Fund versus the S&P 500® Index, which generally emphasized quality and stability themes for most of its long-only equity exposure. From a sector perspective, overweight positioning in more defensive sectors, such as utilities, detracted from performance. In addition, security selection that emphasized quality in the more cyclical sectors, such as healthcare, also detracted.

Some underlying strategies may utilize derivative instruments within the Fund. During 2013, equity options were used in the Fund in order to hedge (reduce) exposure. The use of options for hedging equity holdings detracted from performance during 2013.

This Fund may be suitable for investors who have a medium - to long-term investment horizon, possess a moderate tolerance for risk and seek to participate in the return potential of stocks at a slightly lower risk level than an all stock portfolio. Convertible securities valuations generally are more closely aligned with a company’s bonds than common stock. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Foreign securities may be subject to greater risk than domestic securities due to currency volatility, reduced market liquidity and political and economic instability. To the extent that the investment adviser misjudges current market conditions, the Fund’s volatility may be amplified by its use of short sales and derivatives and by its ability to select sub-advisers to allocate assets. Short sales by a fund theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Leverage may increase the risk of loss and cause fluctuations in the market value of the Fund’s portfolio to have disproportionately large effects or cause the net asset value of the Fund to generally decline faster than it would otherwise.

Defensive Market Strategies Fund (Unaudited)

Please see page xx for information regarding specific portfolio allocations. Portfolio holdings are subject to change and risk at any time.

	%
Money Market Funds	30.7
Corporate Bonds	22.8
Healthcare	10.1
Financial Services	10.0
Consumer Discretionary	6.9
Utilities	6.9
Producer Durables	6.0
Technology	5.8
Preferred Stocks	5.6
Consumer Staples	5.5
Foreign Common Stocks	4.7
Energy	4.4
Foreign Bonds	0.9
Materials & Processing	0.8
Synthetic Convertible Instruments	0.4
Master Limited Partnerships	0.3
Purchased Options	—	**
Foreign Preferred Stocks Sold Short	—	**
Written Options	—	**
Foreign Common Stocks Sold Short	(1.3)
Exchange Traded Funds Sold Short	(2.3)
Common Stocks Sold Short	(6.1)

	112.1

**	Rounds to less than 0.005%.

Defensive Market Strategies Fund (Unaudited)

Average Annual Total Returns as of 12/31/13
	GS2 Class*	GS4 Class*	Benchmark**	Benchmark***
One Year	18.47%	18.22%	15.28%	32.39%
Since Inception	12.73%	12.43%	10.82%	22.20%
Inception Date	09/01/11	09/01/11
Total Fund Operating Expenses (May 1, 2013 Prospectus, as amended on October 31, 2013)(1)	1.13%	1.37%

(1) Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since September 1, 2011 (commencement of operations), with all dividends and capital gains reinvested, with the weighted composite index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a weighted composite benchmark index as a reference benchmark consisting of 50% S&P 500® Index and 50% Citigroup 3-Month Treasury Bill Index.

***The Fund’s benchmark was changed from the S&P 500® Index due to a change in the Fund’s investment strategy. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

DEFENSIVE MARKET STRATEGIES FUND SCHEDULE OF INVESTMENTS	December 31, 2013

	Shares	Value
COMMON STOCKS — 56.4%
Consumer Discretionary — 6.9%
Advance Auto Parts, Inc.	1,000	$110,680
Amazon.com, Inc.*	4,100	1,635,039
American Axle & Manufacturing Holdings, Inc.*‡‡	9,450	193,252
Apollo Group, Inc. Class AΔ*	4,000	109,280
Ascena Retail Group, Inc.Δ*	9,510	201,232
AutoZone, Inc.Δ*	1,900	908,086
Bed Bath & Beyond, Inc.*	5,200	417,560
Big Lots, Inc.Δ*	4,600	148,534
Bloomin’ Brands, Inc.Δ*‡‡	9,010	216,330
Buckle, Inc. (The)Δ	2,100	110,376
Burlington Stores, Inc.*‡‡	11,590	370,880
Chipotle Mexican Grill, Inc.*	1,000	532,780
Costco Wholesale Corporation	12,800	1,523,328
Cracker Barrel Old Country Store, Inc.‡‡	4,460	490,912
Dollar General Corporation*‡‡	7,860	474,115
Dollar Tree, Inc.*	9,500	535,990
Estee Lauder Cos., Inc. (The) Class A	2,700	203,364
Family Dollar Stores, Inc.Δ	6,000	389,820
Fifth & Pacific Cos, Inc.*‡‡	10,150	325,511
Fortune Brands Home & Security, Inc.‡‡	10,030	458,371
General Motors Co.Δ*‡‡	22,150	905,270
Genuine Parts Co.Δ	1,000	83,190
Harman International Industries, Inc.‡‡	3,920	320,852
Hasbro, Inc.Δ	7,500	412,575
Hertz Global Holdings, Inc.*	12,270	351,167
Hilton Worldwide Holdings, Inc.*‡‡	40,130	892,893
Home Depot, Inc. (The)‡‡	18,730	1,542,228
HomeAway, Inc.Δ*‡‡	18,720	765,274
Jarden Corporation*‡‡	8,220	504,297
Kohl’s CorporationΔ‡‡	7,300	414,275
Lennar Corporation Class AΔ‡‡	16,470	651,553
LifeLock, Inc.Δ*‡‡	16,700	274,047
LIN Media LLC Class A*‡‡	13,180	378,398
Lithia Motors, Inc. Class A‡‡	7,300	506,766
Lowe’s Cos., Inc.	2,300	113,965
Macy’s, Inc.Δ	10,130	540,942
McDonald’s Corporation	13,900	1,348,717
NIKE, Inc. Class B	1,600	125,824
O’Reilly Automotive, Inc.*	3,200	411,872
Panera Bread Co. Class A*	2,900	512,401
PetSmart, Inc.Δ	11,400	829,350
priceline.com, Inc.*	700	813,680
Red Robin Gourmet Burgers, Inc.*‡‡	6,080	447,123
Ross Stores, Inc.	1,900	142,367
Scripps Networks
Interactive, Inc. Class A	900	77,769
Shutterfly, Inc.*‡‡	3,250	165,522
Starbucks Corporation	4,900	384,111
Starwood Hotels & Resorts Worldwide, Inc.‡‡	6,510	517,220
Target Corporation	14,700	930,069
Tenneco, Inc.*‡‡	5,470	309,438
Tiffany & Co.‡‡	6,830	633,687
Time Warner, Inc.	1,300	90,636
TJX Cos., Inc.	10,100	643,673
Tractor Supply Co.	6,800	527,544

	Shares	Value
Tupperware Brands CorporationΔ	1,700	$160,701
Urban Outfitters, Inc.*‡‡	8,790	326,109
Vail Resorts, Inc.‡‡	4,790	360,352
Vitamin Shoppe, Inc.*‡‡	18,650	969,987
Wal-Mart Stores, Inc.	38,600	3,037,434
Walt Disney Co. (The)‡‡	12,730	972,572
Yum! Brands, Inc.‡‡	11,270	852,125

		33,603,415

Consumer Staples — 5.5%
Archer-Daniels-Midland Co.	2,300	99,820
Campbell Soup Co.Δ	5,700	246,696
Church & Dwight Co., Inc.	17,600	1,166,528
Clorox Co. (The)Δ	6,900	640,044
Coca-Cola Co. (The)Δ	19,000	784,890
Coca-Cola Enterprises, Inc.	9,090	401,142
Colgate-Palmolive Co.‡‡	31,540	2,056,723
CVS Caremark Corporation	6,700	479,519
Dr. Pepper Snapple Group, Inc.	16,100	784,392
General Mills, Inc.	12,300	613,893
Hershey Co. (The)‡‡	14,820	1,440,948
Hillshire Brands Co.	46,400	1,551,616
Hormel Foods CorporationΔ	10,200	460,734
Kellogg Co.	10,000	610,700
Kimberly-Clark Corporation	14,200	1,483,332
Kroger Co. (The)	10,700	422,971
McCormick & Co., Inc. (Non-Voting Shares)Δ	12,500	861,500
Monster Beverage Corporation*‡‡	14,400	975,888
PepsiCo, Inc.	49,704	4,122,450
Procter & Gamble Co. (The)	51,000	4,151,910
Rite Aid Corporation*	20,950	106,007
Safeway, Inc.‡‡	11,610	378,138
Sysco CorporationΔ	35,300	1,274,330
Walgreen Co.	14,800	850,112
Whole Foods Market, Inc.	10,500	607,215

		26,571,498

Energy — 4.4%
Bill Barrett Corporation*	16,920	453,118
Cabot Oil & Gas Corporation‡‡	7,450	288,762
CARBO Ceramics, Inc.	1,700	198,101
Chevron Corporation	34,100	4,259,431
Cimarex Energy Co.	4,560	478,390
Cobalt International Energy, Inc.*‡‡	28,790	473,596
Concho Resources, Inc.*‡‡	2,150	232,200
Dril-Quip, Inc.*	1,760	193,477
EOG Resources, Inc.‡‡	5,880	986,899
Exxon Mobil CorporationΔ	62,900	6,365,480
Gulfport Energy Corporation*‡‡	9,840	621,396
Halliburton Co.‡‡	15,690	796,267
Occidental Petroleum Corporation	50,100	4,764,510
Penn Virginia CorporationΔ*	41,750	393,702
SemGroup Corporation Class A‡‡	5,310	346,371
Spectra Energy Corporation	7,900	281,398
SunPower Corporation*‡‡	10,480	312,409

		21,445,507

168	See Notes to Financial Statements.

	Shares	Value
Financial Services — 10.0%
Affiliated Managers Group, Inc.*‡‡	2,710	$587,745
Alliance Data Systems Corporation*‡‡	1,500	394,395
Allstate Corporation (The)	6,100	332,694
American Tower Corporation REIT	300	23,946
Annaly Capital Management, Inc. REITΔ	117,600	1,172,472
Bank of Hawaii Corporation	13,300	786,562
Bank of the Ozarks, Inc.‡‡	6,440	364,440
Brixmor Property Group, Inc.‡‡	12,050	244,976
Bryn Mawr Bank Corporation‡‡	9,520	287,313
Capitol Federal Financial, Inc.	110,300	1,335,733
Cardtronics, Inc.*‡‡	5,610	243,754
Chubb Corporation (The)Δ	32,700	3,159,801
City National Corporation	4,400	348,568
Commerce Bancshares, Inc.Δ	26,000	1,167,649
Cullen/Frost Bankers, Inc.Δ	19,500	1,451,385
Discover Financial Services‡‡	11,770	658,531
Dun & Bradstreet Corporation (The)Δ	3,600	441,900
East West Bancorp, Inc.Δ‡‡	26,660	932,300
Evercore Partners, Inc. Class A‡‡	5,570	332,975
FactSet Research Systems, Inc.Δ	5,400	586,332
Financial Engines, Inc.‡‡	5,190	360,601
First Niagara Financial Group, Inc.	1,300	13,806
Fiserv, Inc.Δ*	600	35,430
Fortegra Financial CorporationΔ*	21,510	177,888
Genworth Financial, Inc. Class A*‡‡	32,700	507,831
Goldman Sachs Group, Inc. (The)	3,800	673,588
Hersha Hospitality Trust REIT‡‡	46,940	261,456
IntercontinentalExchange Group, Inc.Δ*‡‡	2,460	553,303
JPMorgan Chase & Co.	21,456	1,254,747
KeyCorp	175,600	2,356,552
M&T Bank CorporationΔ	7,400	861,508
Marsh & McLennan Cos., Inc.	68,000	3,288,480
Mastercard, Inc. Class A	900	751,914
Nelnet, Inc. Class A‡‡	11,220	472,811
New York Community Bancorp, Inc.Δ	34,400	579,640
Northern Trust Corporation	79,300	4,907,877
Ocwen Financial Corporation*‡‡	16,860	934,887
OmniAmerican Bancorp, Inc.*‡‡	10,730	229,407
PacWest Bancorp‡‡	10,110	426,844
People’s United Financial, Inc.Δ	97,300	1,471,176
PNC Financial Services Group, Inc. (The)	55,500	4,305,690
Portfolio Recovery Associates, Inc.*‡‡	19,860	1,049,402
ProAssurance Corporation‡‡	8,520	413,050
Progressive Corporation (The)	4,800	130,896
Qunar Cayman Islands, Ltd. ADR*‡‡	9,110	241,688
Rayonier, Inc. REIT	9,457	398,140

	Shares	Value
Reinsurance Group of America, Inc.	20,500	$1,586,905
Signature BankΔ*‡‡	3,680	395,306
SunTrust Banks, Inc.	10,600	390,186
Total System Services, Inc.	14,800	492,544
Travelers Cos., Inc. (The)	9,900	896,346
US BancorpΔ	16,200	654,480
Visa, Inc. Class AΔ‡‡	8,320	1,852,698
W.R. Berkley Corporation	12,500	542,375

		48,322,923

Healthcare — 10.1%
Abbott Laboratories	14,200	544,286
Aegerion Pharmaceuticals, Inc.Δ*‡‡	8,070	572,647
Aetna, Inc.	3,200	219,488
Agios Pharmaceuticals, Inc.Δ*	2,500	59,875
Air Methods Corporation*‡‡	4,200	244,986
Akorn, Inc.Δ*	6,990	172,164
Alexion Pharmaceuticals, Inc.*‡‡	3,540	471,032
Align Technology, Inc.*‡‡	9,340	533,781
Allergan, Inc.Δ‡‡	9,530	1,058,592
AmerisourceBergen Corporation	15,000	1,054,650
Amgen, Inc.	3,600	410,976
ArthroCare Corporation*‡‡	13,890	558,934
Baxter International, Inc.	7,400	514,670
Becton, Dickinson and Co.Δ	34,400	3,800,856
Biogen Idec, Inc.*‡‡	4,540	1,270,065
BioMarin Pharmaceutical, Inc.Δ*	1,290	90,648
Bristol-Myers Squibb Co.Δ‡‡	29,900	1,589,185
C.R. Bard, Inc.Δ	6,700	897,398
Cardinal Health, Inc.	5,700	380,817
Celgene Corporation*	1,100	185,856
Cepheid, Inc.Δ*	2,180	101,850
Cerner Corporation*‡‡	7,400	412,476
Cooper Cos., Inc. (The)Δ‡‡	3,020	373,997
Covance, Inc.*	200	17,612
Cubist Pharmaceuticals, Inc.Δ*‡‡	7,070	486,911
Cyberonics, Inc.*	1,860	121,849
Depomed, Inc.Δ*	30,440	322,055
Dynavax Technologies CorporationΔ*	31,030	60,819
Edwards Lifesciences CorporationΔ*	1,500	98,640
Eli Lilly & Co.Δ	52,000	2,652,000
Enanta Pharmaceuticals, Inc.*	1,120	30,554
Express Scripts Holding Co.*‡‡	8,180	574,563
Forest Laboratories, Inc.*	10,900	654,327
Furiex Pharmaceuticals, Inc.Δ*	4,440	186,524
Gilead Sciences, Inc.*‡‡	8,110	609,466
Henry Schein, Inc.Δ*	2,100	239,946
Horizon Pharma, Inc.Δ*	19,770	150,647
Idera Pharmaceuticals, Inc.Δ*	19,620	90,841
IDEXX Laboratories, Inc.Δ*	6,200	659,494
Impax Laboratories, Inc.*‡‡	14,110	354,725
Ironwood Pharmaceuticals, Inc.Δ*	8,230	95,550
Johnson & JohnsonΔ‡‡	101,750	9,319,282
Keryx Biopharmaceuticals, Inc.Δ*	9,440	122,248
Laboratory Corporation of America HoldingsΔ*	8,400	767,508

See Notes to Financial Statements.	169

DEFENSIVE MARKET STRATEGIES FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Lannett Co., Inc.*‡‡	12,360	$409,116
MacroGenics, Inc.Δ*‡‡	1,990	54,586
McKesson Corporation‡‡	10,050	1,622,070
MEDNAX, Inc.*	2,800	149,464
Medtronic, Inc.	3,500	200,865
Merck & Co., Inc.	69,100	3,458,455
Myriad Genetics, Inc.Δ*	800	16,784
Natus Medical, Inc.Δ*	4,170	93,825
Neurocrine Biosciences, Inc.Δ*	21,220	198,195
NPS Pharmaceuticals, Inc.Δ*‡‡	6,360	193,090
NxStage Medical, Inc.*	5,910	59,100
PAREXEL International CorporationΔ*‡‡	11,020	497,884
Patterson Cos., Inc.Δ	13,400	552,080
Pfizer, Inc.	46,644	1,428,706
Prestige Brands Holdings, Inc.Δ*	2,620	93,796
Puma Biotechnology, Inc.*	1,190	123,201
Quest Diagnostics, Inc.Δ	56,000	2,998,240
Receptos, Inc.*‡‡	6,970	202,060
Rigel Pharmaceuticals IncΔ*	16,400	46,740
Salix Pharmaceuticals, Ltd.Δ*	1,100	98,934
Stryker Corporation	13,680	1,027,915
Targacept, Inc.*	6,630	27,515
Team Health Holdings, Inc.*‡‡	11,300	514,715
Teleflex, Inc.Δ	2,880	270,317
Theravance, Inc.Δ*	3,140	111,941
UnitedHealth Group, Inc.	8,400	632,520
Universal Health Services, Inc. Class B‡‡	3,340	271,408
Zimmer Holdings, Inc.	3,000	279,570
Zoetis, Inc.‡‡	14,500	474,005

		49,241,887

Materials & Processing — 0.8%
Fastenal Co.Δ	8,000	380,080
Graphic Packaging Holding, Co.*‡‡	49,090	471,264
International Flavors & Fragrances, Inc.	600	51,588
Louisiana-Pacific Corporation*‡‡	26,200	484,962
MRC Global, Inc.*‡‡	11,320	365,183
Newmont Mining Corporation	17,200	396,116
Precision Castparts Corporation‡‡	1,560	420,108
Rockwood Holdings, Inc.‡‡	7,490	538,681
Sherwin-Williams Co. (The)	2,100	385,350
Sigma-Aldrich CorporationΔ	800	75,208
Westlake Chemical Corporation‡‡	3,070	374,755

		3,943,295

Producer Durables — 6.0%
3M Co.	6,000	841,500
ADT Corporation (The)Δ*	52,700	2,132,769
Agilent Technologies, Inc.	18,708	1,069,911
AMETEK, Inc.‡‡	9,750	513,532
Automatic Data Processing, Inc.	19,800	1,600,038
Bristow Group, Inc.	4,135	310,373
CAI International, Inc.*‡‡	11,920	280,954
CH Robinson Worldwide, Inc.Δ	4,800	280,032
Cintas CorporationΔ	3,300	196,647
Clean Harbors, Inc.Δ*	1,800	107,928
Danaher Corporation	1,400	108,080

	Shares	Value
Delta Air Lines, Inc.‡‡	12,450	$342,002
Electronics For Imaging, Inc.*‡‡	13,950	540,284
FLIR Systems, Inc.	8,000	240,800
General Dynamics Corporation	3,700	353,535
General Electric Co.	15,200	426,056
Genesee & Wyoming, Inc. Class A*‡‡	6,170	592,629
Honeywell International, Inc.‡‡	4,640	423,957
Huron Consulting Group, Inc.*‡‡	11,520	722,534
Kirby CorporationΔ*‡‡	2,300	228,275
Knight Transportation, Inc.Δ	1,900	34,846
Landstar System, Inc.Δ*	500	28,725
Lockheed Martin Corporation	700	104,062
Macquarie Infrastructure Co. LLC‡‡	11,800	642,274
Mettler Toledo International, Inc.Δ*	1,500	363,885
Middleby Corporation (The)*‡‡	1,550	371,954
MSC Industrial Direct Co., Inc. Class AΔ	3,700	299,219
Northrop Grumman Corporation	2,800	320,908
On Assignment, Inc.*‡‡	7,170	250,376
Paychex, Inc.Δ	20,800	947,024
Quanta Services, Inc.*‡‡	13,450	424,482
Raytheon Co.	7,600	689,320
Republic Services, Inc.	47,033	1,561,496
Roadrunner Transportation Systems, Inc.*‡‡	10,550	284,322
Rockwell Automation, Inc.Δ‡‡	2,830	334,393
Rockwell Collins, Inc.Δ	6,974	515,518
Saia, Inc.*‡‡	12,810	410,560
Stericycle, Inc.*	9,400	1,091,998
Towers Watson & Co. Class A‡‡	12,530	1,598,953
Union Pacific Corporation‡‡	4,700	789,600
United Parcel Service, Inc. Class B	35,000	3,677,800
United Rentals, Inc.*‡‡	6,040	470,818
United Technologies Corporation	800	91,040
Verisk Analytics, Inc. Class AΔ*‡‡	6,590	433,095
Waste Management, Inc.Δ	43,300	1,942,871
Werner Enterprises, Inc.Δ	4,700	116,231

		29,107,606

Technology — 5.8%
Adobe Systems, Inc.*‡‡	3,550	212,574
ADTRAN, Inc.	7,600	205,276
Altera CorporationΔ	3,700	120,361
Analog Devices, Inc.	14,500	738,485
Apple, Inc.‡‡	1,810	1,015,609
Applied Materials, Inc.	224,000	3,962,560
Autodesk, Inc.*	2,300	115,759
Broadcom Corporation Class A	2,600	77,090
Cisco Systems, Inc.	73,500	1,650,075
Citrix Systems, Inc.*	800	50,600
Cognizant Technology Solutions Corporation Class A*	1,400	141,372
Cree, Inc.Δ*	8,730	546,236
Dealertrack Holdings, Inc.Δ*	3,630	174,530
Digimarc Corporation‡‡	20,590	396,563
Discovery Laboratories, Inc.Δ*	16,350	36,788

170	See Notes to Financial Statements.

	Shares	Value
Ellie Mae, Inc.*‡‡	7,200	$193,464
EMC CorporationΔ	8,780	220,817
F5 Networks, Inc.Δ*	3,600	327,096
Facebook, Inc. Class A*‡‡	21,240	1,160,978
Google, Inc. Class A*‡‡	2,580	2,891,432
Groupon, Inc.*‡‡	34,320	403,946
IAC/InterActiveCorp	5,000	343,450
Intel CorporationΔ‡‡	142,570	3,701,117
International Business Machines Corporation	6,400	1,200,448
Intuit, Inc.	13,500	1,030,320
KLA-Tencor CorporationΔ	3,000	193,380
Linear Technology CorporationΔ	19,300	879,115
Manhattan Associates, Inc.*‡‡	5,170	607,372
Maxim Integrated Products, Inc.Δ	8,900	248,399
Microchip Technology, Inc.Δ	2,800	125,300
Microsoft Corporation	22,200	830,946
NetApp, Inc.	3,200	131,648
QUALCOMM, Inc.	2,200	163,350
Red Hat, Inc.*	4,750	266,190
Remark Media, Inc.*	21,680	101,029
Riverbed Technology, Inc.*‡‡	10,870	196,530
Salesforce.com, Inc.Δ*‡‡	8,810	486,224
ServiceNow, Inc.*‡‡	6,380	357,344
Silicon Laboratories, Inc.*	600	25,986
Sohu.com, Inc.Δ*	1,700	123,981
Synopsys, Inc.*	8,600	348,902
Teradata CorporationΔ*	4,000	181,960
Texas Instruments, Inc.	2,300	100,993
Tyler Technologies, Inc.*‡‡	6,270	640,355
VeriSign, Inc.Δ*	1,200	71,736
VMware, Inc. Class AΔ*	6,740	604,645
Xilinx, Inc.	8,200	376,544

		27,978,875

Utilities — 6.9%
Alliant Energy Corporation	1,900	98,039
American Electric Power Co., Inc.	11,600	542,184
American Water Works Co., Inc.	23,000	971,980
AT&T, Inc.	86,600	3,044,856
CenterPoint Energy, Inc.Δ	10,800	250,344
CenturyLink, Inc.Δ	83,200	2,649,920
Consolidated Edison, Inc.Δ	66,700	3,687,176
Dominion Resources, Inc.	23,200	1,500,808
DTE Energy Co.	8,400	557,676
Duke Energy Corporation	9,700	669,397
Entergy Corporation	2,300	145,521
Laclede Group, Inc. (The)Δ	46,500	2,117,610
National Fuel Gas Co.Δ	1,600	114,240
NextEra Energy, Inc.	4,100	351,042
NiSource, Inc.Δ	8,900	292,632
OGE Energy Corporation	5,400	183,060
PG&E Corporation	55,400	2,231,512
Piedmont Natural Gas Co., Inc.Δ	61,600	2,042,656
Pinnacle West Capital CorporationΔ	6,100	322,812
Public Service Enterprise Group, Inc.	13,200	422,928
Questar Corporation	23,500	540,265
Sempra EnergyΔ	16,700	1,498,992
Southern Co. (The)Δ	23,900	982,529

	Shares	Value
tw telecom, Inc.*	9,300	$283,371
UGI Corporation	12,000	497,520
Verizon Communications, Inc.	26,300	1,292,382
Westar Energy, Inc.Δ	33,300	1,071,261
WGL Holdings, Inc.	110,400	4,422,624
Wisconsin Energy CorporationΔ	8,100	334,854
Xcel Energy, Inc.Δ	8,500	237,490

		33,357,681

Total Common Stocks (Cost $229,877,810)		273,572,687

FOREIGN COMMON STOCKS — 4.7%
Australia — 0.1%
BHP Billiton, Ltd. ADRΔ‡‡	10,030	684,046

Austria — 0.1%
Erste Group Bank AG	7,711	268,702

Bermuda — 0.4%
Essent Group Ltd*‡‡	7,500	180,450
Everest Re Group, Ltd.	9,300	1,449,591
Marvell Technology Group, Ltd.	23,900	343,682

		1,973,723

Brazil — 0.1%
Linx SA*	23,923	485,812

British Virgin Islands — 0.1%
Arcos Dorados Holdings, Inc.Δ	26,450	320,574
Michael Kors Holdings, Ltd.*‡‡	2,180	176,994

		497,568

Canada — 0.8%
Augusta Resource CorporationΔ*	48,590	69,484
Canadian Pacific Railway, Ltd.Δ‡‡	4,810	727,849
Caracal Energy, Inc.*	34,251	250,694
Catamaran Corporation*‡‡	7,920	376,042
Intact Financial CorporationΔ	5,590	365,054
Kodiak Oil & Gas Corporation*	48,550	544,245
Potash Corporation of Saskatchewan, Inc.Δ	46,600	1,535,936
Silvercrest Mines, Inc.Δ*	17,767	30,274

		3,899,578

Cayman Islands — 0.2%
Lekoil, Ltd.*	791,221	818,893

China — 0.1%
PetroChina Co., Ltd. Class H	278,320	305,085

France — 0.6%
Total SA	51,000	3,130,364

Germany — 0.0%
Bayer AG	1,401	196,495

Hong Kong — 0.1%
AIA Group, Ltd.	80,711	404,892

Ireland — 0.5%
Accenture PLC Class A	9,000	739,980
Alkermes PLC*	5,910	240,300
Covidien PLC‡‡	9,950	677,595
Eaton Corporation PLCΔ‡‡	6,940	528,273
Providence Resources PLC*	17,050	62,821

		2,248,969

See Notes to Financial Statements.	171

DEFENSIVE MARKET STRATEGIES FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Japan — 0.1%
Honda Motor Co., Ltd.	8,000	$330,217

Mexico — 0.1%
Credito Real SAB de CV	170,509	262,754

Netherlands — 0.1%
Koninklijke Philips NV	8,815	324,580
NXP Semiconductor NV*‡‡	5,250	241,133

		565,713

Philippines — 0.1%
Metropolitan Bank & Trust	212,970	364,027

Singapore — 0.0%
Avago Technologies, Ltd.‡‡	3,760	198,866

Sweden — 0.0%
Swedish Orphan Biovitrum AB*	16,690	173,154

Switzerland — 0.8%
ABB, Ltd.*	19,200	507,648
ACE, Ltd.	7,000	724,710
Basilea Pharmaceutica*	1,580	187,465
Roche Holding AG ADR‡‡	13,810	969,462
TE Connectivity, Ltd.‡‡	3,230	178,006
Tyco International, Ltd.	30,188	1,238,915

		3,806,206

United Kingdom — 0.4%
Aon PLC‡‡	14,720	1,234,861
AstraZeneca PLC ADR‡‡	3,260	193,546
Countrywide PLC*	31,892	314,231
Ophir Energy PLC*	78,755	427,500

		2,170,138

Total Foreign Common Stocks (Cost $19,653,113)		22,785,202

PREFERRED STOCKS — 5.6%
Bank of America Corporation,
7.25%, 11/30/14	7,415	7,867,315
Health Care REIT, Inc.,
6.25%*	36,600	1,876,116
MetLife, Inc.,
5.00%, 03/26/14*	13,300	419,482
NextEra Energy, Inc.,
5.80%, 3/2/14*	27,743	1,391,866
Post Holdings, Inc.,
3.75% 144A@*	1,273	150,621
Stanley Black & Decker, Inc.,
4.75%, 2/19/14*	24,500	3,041,185
Stanley Black & Decker, Inc.,
6.25%,11/17/16*	3,213	331,582
US Bancorp,
6.00%, 3/26/14Δ*	144,600	3,957,702
Wells Fargo & Co.,
7.50%, 12/31/49	7,120	7,867,600

Total Preferred Stocks (Cost $27,475,295)		26,903,469

MASTER LIMITED PARTNERSHIP — 0.3%
Spectra Energy Partners LP (Cost $1,204,085)	27,925	1,266,399

	Shares	Value
MONEY MARKET FUNDS — 30.7%
GuideStone Money Market Fund (GS4 Class)¥	64,725,574	$64,725,574
Northern Institutional Liquid Assets Portfolio§	84,172,289	84,172,289

Total Money Market Funds (Cost $148,897,863)		148,897,863

SYNTHETIC CONVERTIBLE INSTRUMENTS — 0.4%
Citigroup, Inc.+	15,900	1,016,169
Credit Suisse+	4,800	378,672
Deutsche Bank AG+	12,700	708,851

Total Synthetic Convertible Instruments (Cost $2,147,993)		2,103,692

	Par
CORPORATE BONDS — 22.8%
Alere, Inc.
3.00%, 05/15/16 CONV	$1,400,000	1,580,250
Alliant Techsystems, Inc.
3.00%, 08/15/24 CONVΔ	350,000	561,094
American Realty Capital Properties, Inc.
3.00%, 08/01/18 CONV	1,005,000	1,005,628
3.75%, 12/15/20 CONV	1,295,000	1,314,431
Archer-Daniels-Midland Co.
0.88%, 02/15/14 CONV	665,000	704,484
Biomet, Inc.
6.50%, 10/01/20	495,000	512,325
Boston Properties LP
3.63%, 02/15/14 CONV 144A	1,545,000	1,551,759
Bristow Group, Inc.
3.00%, 06/15/38 CONV	925,000	1,138,906
CCO Holdings LLC
5.25%, 09/30/22	310,000	291,013
Chesapeake Energy Corporation
2.50%, 05/15/37 CONVΔ	2,515,000	2,565,300
Ciena Corporation
0.88%, 06/15/17 CONVΔ	2,105,000	2,162,888
Citigroup, Inc.
5.95%, 07/29/49†	3,120,000	2,890,992
Covanta Holding Corporation
3.25%, 06/01/14 CONV	555,000	651,778
DaVita HealthCare Partners, Inc.
6.63%, 11/01/20Δ	500,000	538,750
Dealertrack Technologies, Inc.
1.50%, 03/15/17 CONVΔ	370,000	513,375
Electronic Arts, Inc.
0.75%, 07/15/16 CONVΔ	2,390,000	2,554,312
Exterran Holdings, Inc.
4.25%, 06/15/14 CONV	630,000	941,456
Extra Space Storage LP
2.38%, 07/01/33 CONV 144A	2,390,000	2,400,456
Forest City Enterprises, Inc.
3.63%, 08/15/20 CONV 144A	350,000	358,312
Frontier Communications Corporation
8.50%, 04/15/20Δ	465,000	523,125
General Electric Capital Corporation
6.25%, 12/29/49†	2,600,000	2,695,625

172	See Notes to Financial Statements.

	Par	Value
Goodyear Tire & Rubber Co.
7.00%, 05/15/22Δ	$340,000	$367,625
Greenbrier Cos., Inc.
3.50%, 04/01/18 CONVΔ	1,300,000	1,543,750
Griffon Corporation
4.00%, 01/15/17 CONV 144A	670,000	789,344
Group 1 Automotive, Inc.
2.25%, 06/15/36 STEP	1,740,000	2,206,538
Health Care REIT, Inc.
3.00%, 12/01/29 CONV	1,180,000	1,317,912
Hologic, Inc.
0.00%, 12/15/43 STEP	190,000	199,975
2.00%, 03/01/42 STEPΔ	2,280,000	2,334,150
Iconix Brand Group, Inc.
2.50%, 06/01/16 CONV	1,945,000	2,680,453
Illumina, Inc.
0.25%, 03/15/16 CONV 144A	2,105,000	2,929,897
Integra LifeSciences Holdings Corporation
1.63%, 12/15/16 CONVΔ	2,010,000	2,168,288
Intel Corporation
2.95%, 12/15/35 CONVΔ	2,810,000	3,154,225
Janus Capital Group, Inc.
3.25%, 07/15/14 CONVΔ	1,219,000	1,267,760
0.75%, 07/15/18 CONV	208,000	265,460
Jarden Corporation
1.88%, 09/15/18 CONVΔ	885,000	1,254,488
L-3 Communications Holdings, Inc.
3.00%, 08/01/35 CONV	468,000	565,988
Lam Research Corporation
0.50%, 05/15/16 CONVΔ	2,095,000	2,396,156
Leap Wireless International, Inc.
4.50%, 07/15/14 CONV	2,310,000	2,350,425
Liberty Interactive LLC
1.00%, 09/30/43 CONV 144AΔ	2,250,000	2,379,375
LifePoint Hospitals, Inc.
3.50%, 05/15/14 CONV	2,770,000	3,024,494
Linear Technology Corporation
3.00%, 05/01/27 CONV	1,270,000	1,450,975
Live Nation Entertainment, Inc.
2.88%, 07/15/27 CONV	2,110,000	2,149,562
Mediacom LLC
7.25%, 02/15/22Δ	350,000	372,750
Meritor, Inc.
7.88%, 03/01/26 CONV 144A	1,275,000	1,836,797
Microchip Technology, Inc.
2.13%, 12/15/37 CONV	729,000	1,268,916
Navistar International Corporation
3.00%, 10/15/14 CONV	2,285,000	2,347,838
Nuance Communications, Inc.
2.75%, 11/01/31 CONV	2,165,000	2,125,759
NuVasive, Inc.
2.75%, 07/01/17 CONV	2,535,000	2,758,397
NVIDIA Corporation
1.00%, 12/01/18 CONV 144A	750,000	771,562
Omnicare, Inc.
3.25%, 12/15/35 CONV	2,400,000	2,577,000

	Par	Value
Owens-Brockway Glass Container, Inc.
3.00%, 06/01/15 CONV 144A	$2,245,000	$2,350,234
Prologis LP
3.25%, 03/15/15 CONVΔ	1,720,000	1,924,250
Reynolds Group Issuer, Inc.
9.88%, 08/15/19	250,000	279,375
Rovi Corporation
2.63%, 02/15/40 CONV	1,480,000	1,498,500
Royal Gold, Inc.
2.88%, 06/15/19 CONV	1,895,000	1,831,044
RTI International Metals, Inc.
3.00%, 12/01/15 CONV	435,000	495,084
Ryland Group, Inc.
0.25%, 06/01/19 CONVΔ	2,230,000	2,092,019
Salesforce.com, Inc.
0.25%, 04/01/18 CONV 144AΔ	1,960,000	2,132,725
Salix Pharmaceuticals, Ltd.
1.50%, 03/15/19 CONV	570,000	852,506
SEACOR Holdings, Inc.
2.50%, 12/15/27 CONVΔ	960,000	1,181,400
Sinclair Television Group, Inc.
6.38%, 11/01/21 144AΔ	410,000	425,375
Sirius XM Radio, Inc.
5.88%, 10/01/20 144AΔ	200,000	204,500
Sprint Corporation
7.88%, 09/15/23 144A	435,000	468,712
7.13%, 06/15/24 144A	100,000	101,750
Steel Dynamics, Inc.
5.13%, 06/15/14 CONVΔ	1,075,000	1,269,172
TIBCO Software, Inc.
2.25%, 05/01/32 CONVΔ	2,120,000	2,134,575
Titan Machinery, Inc.
3.75%, 05/01/19 CONVΔ	1,250,000	1,068,750
T-Mobile USA, Inc.
6.63%, 04/28/21Δ	310,000	327,438
6.13%, 01/15/22	300,000	306,000
Toll Brothers Finance Corporation
0.50%, 09/15/32 CONVΔ	2,115,000	2,210,175
Trinity Industries, Inc.
3.88%, 06/01/36 CONV	1,615,000	2,134,828
Volcano Corporation
1.75%, 12/01/17 CONV	1,875,000	1,849,219
Walter Investment Management Corporation
4.50%, 11/01/19 CONVΔ	2,290,000	2,298,588
WebMD Health Corporation
2.50%, 01/31/18 CONV	2,225,000	2,197,188
WellPoint, Inc.
2.75%, 10/15/42 CONVΔ	172,000	233,705
XM Satellite Radio, Inc.
7.00%, 12/01/14 CONV 144A	120,000	233,700

Total Corporate Bonds (Cost $102,149,539)		110,412,930

FOREIGN BONDS — 0.9%
Canada — 0.1%
Valeant Pharmaceuticals International, Inc.
7.50%, 07/15/21 144A	400,000	441,000

See Notes to Financial Statements.	173

DEFENSIVE MARKET STRATEGIES FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Luxembourg — 0.3%
ArcelorMittal
5.00%, 05/15/14 CONVΔ	$1,790,000	$1,815,731

Netherlands — 0.5%
Siemens Financierings-maatschappij NV
1.05%, 08/16/17 CONVΔ	2,000,000	2,311,920

Total Foreign Bonds (Cost $4,218,208)		4,568,651

	Number of Contracts
PURCHASED OPTIONS — 0.0%
Call Options — 0.0%
Cliffs Natural Resources, Inc.,
Strike Price $26.00, Expires
01/18/14 (RJ)	140	14,840
Cobalt International Energy, Inc.,
Strike Price $25.00, Expires
01/18/14 (KS)	316	1,580
Cobalt International Energy, Inc.,
Strike Price $27.50, Expires
01/18/14 (KS)	307	1,535

Total Purchased Options (Cost $162,351)		17,955

TOTAL INVESTMENTS — 121.8% (Cost $535,786,257)		590,528,848

	Shares
COMMON STOCKS SOLD SHORT — (6.1)%
Consumer Discretionary — (1.4)%
Autoliv, Inc.	(1,920)	(176,256)
AutoZone, Inc.*	(420)	(200,735)
Bed Bath & Beyond, Inc.*	(2,580)	(207,174)
Buckle, Inc. (The)	(6,770)	(355,831)
CarMax, Inc.*	(3,350)	(157,517)
Coach, Inc.	(6,730)	(377,755)
Costco Wholesale Corporation	(3,310)	(393,923)
Dollar Tree, Inc.*	(4,340)	(244,863)
DSW, Inc. Class A	(4,580)	(195,703)
Ford Motor Co.	(29,420)	(453,951)
L Brands, Inc.	(3,930)	(243,070)
Lowe’s Cos., Inc.	(9,340)	(462,797)
Lumber Liquidators Holdings, Inc.*	(2,340)	(240,763)
McDonald’s Corporation	(2,520)	(244,516)
Nordstrom, Inc.	(2,650)	(163,770)
NVR, Inc.*	(430)	(441,184)
Panera Bread Co. Class A*	(1,380)	(243,832)
PetSmart, Inc.	(4,370)	(317,918)
Sally Beauty Holdings, Inc.*	(5,710)	(172,613)
Steven Madden, Ltd.*	(4,420)	(161,728)
TJX Cos., Inc.	(3,080)	(196,288)
Twenty-First Century Fox, Inc.	(11,980)	(421,456)
Under Armour, Inc. Class A*	(2,670)	(233,091)
Wal-Mart Stores, Inc.	(4,140)	(325,777)
zulily, Inc.	(2,590)	(107,304)

		(6,739,815)

	Shares	Value
Consumer Staples — (0.3)%
Clorox Co. (The)	(6,610)	$(613,144)
ConAgra Foods, Inc.	(9,030)	(304,311)
General Mills, Inc.	(5,630)	(280,993)
McCormick & Co., Inc. (Non-Voting Shares)	(2,550)	(175,746)
Procter & Gamble Co. (The)	(3,430)	(279,236)

		(1,653,430)

Energy — (0.6)%
Chesapeake Energy Corporation	(18,300)	(496,662)
Continental Resources, Inc.*	(1,570)	(176,656)
Dresser-Rand Group, Inc.*	(3,300)	(196,779)
Exxon Mobil Corporation	(7,930)	(802,516)
Southwestern Energy Co.*	(21,480)	(844,809)
Swift Energy Co.*	(22,930)	(309,555)

		(2,826,977)

Financial Services — (1.1)%
Amtrust Financial Services, Inc.	(4,170)	(136,317)
BankUnited, Inc.	(11,880)	(391,090)
Capital One Financial Corporation	(7,360)	(563,850)
CBRE Group, Inc. Class A*	(21,060)	(553,878)
Cohen & Steers Inc	(16,010)	(641,361)
DiamondRock Hospitality Co. REIT	(31,080)	(358,974)
FactSet Research Systems, Inc.	(1,200)	(130,296)
First Republic Bank	(12,500)	(654,375)
Global Payments, Inc.	(5,160)	(335,348)
Health Care REIT, Inc.	(6,290)	(336,955)
People’s United Financial, Inc.	(24,620)	(372,254)
Sovran Self Storage, Inc. REIT	(4,960)	(323,243)
Western Union Co. (The)	(41,040)	(707,940)

		(5,505,881)

Healthcare — (0.8)%
AbbVie, Inc.	(6,730)	(355,411)
Amgen, Inc.	(2,060)	(235,170)
Arena Pharmaceuticals, Inc.*	(26,540)	(155,259)
Boston Scientific Corporation*	(8,000)	(96,160)
Celgene Corporation*	(570)	(96,307)
Cynosure, Inc.*	(5,660)	(151,009)
Endologix, Inc.*	(3,250)	(56,680)
Halozyme Therapeutics, Inc.*	(5,260)	(78,847)
HMS Holdings Corporation*	(8,170)	(185,704)
Hologic, Inc.*	(6,230)	(139,241)
IDEXX Laboratories, Inc.*	(1,810)	(192,530)
LifePoint Hospitals, Inc.*	(2,910)	(153,764)
Medtronic, Inc.	(4,800)	(275,472)
Merck & Co., Inc.	(3,780)	(189,189)
Neogen Corporation*	(1,205)	(55,068)
Organovo Holdings, Inc.*	(4,180)	(46,273)
Pfizer, Inc.	(14,680)	(449,648)
Quest Diagnostics, Inc.	(1,390)	(74,421)
Sirona Dental Systems, Inc.*	(6,260)	(439,452)
UnitedHealth Group, Inc.	(1,280)	(96,384)
WellPoint, Inc.	(3,430)	(316,898)

		(3,838,887)

174	See Notes to Financial Statements.

	Shares	Value
Materials & Processing — (0.3)%
Albemarle Corporation	(2,080)	$(131,851)
Alcoa, Inc.	(21,270)	(226,100)
Fastenal Co.	(12,780)	(607,178)
Reliance Steel & Aluminum Co.	(4,210)	(319,286)
Schnitzer Steel Industries, Inc.	(4,840)	(158,123)

		(1,442,538)

Producer Durables — (1.1)%
Boeing Co. (The)	(950)	(129,666)
CH Robinson Worldwide, Inc.	(7,740)	(451,552)
Control4 Corporation*	(6,860)	(121,422)
Con-Way, Inc.	(7,240)	(287,500)
CSX Corporation	(17,730)	(510,092)
Deere & Co.	(1,930)	(176,267)
Emerson Electric Co.	(6,830)	(479,329)
Hub Group, Inc. Class A*	(6,770)	(269,988)
JB Hunt Transport Services, Inc.	(6,330)	(489,309)
Kansas City Southern	(5,230)	(647,631)
Manitowoc Co., Inc.	(32,320)	(753,702)
Stericycle, Inc.*	(1,520)	(176,578)
Werner Enterprises, Inc.	(29,090)	(719,396)

		(5,212,432)

Technology — (0.5)%
Informatica Corporation*	(3,240)	(134,460)
Linear Technology Corporation	(2,890)	(131,640)
OpenTable, Inc.*	(2,200)	(174,614)
SanDisk Corporation	(3,110)	(219,379)
Symantec Corporation	(9,570)	(225,661)
Tech Data Corporation*	(2,620)	(135,192)
Texas Instruments, Inc.	(3,030)	(133,047)
Textura Corporation*	(3,660)	(109,580)
Twitter, Inc.*	(1,370)	(87,200)
VeriFone Systems, Inc.*	(28,130)	(754,447)
Vocera Communications, Inc.*	(2,950)	(46,050)

		(2,151,270)

Total Common Stocks Sold Short (Cost $(28,296,842))		(29,371,230)

FOREIGN COMMON STOCKS SOLD SHORT — (1.3)%
Bermuda — 0.0%
Textainer Group Holdings, Ltd.	(3,760)	(151,227)

Canada — (0.1)%
Ultra Petroleum Corporation*	(18,230)	(394,680)

Cayman Islands — 0.0%
Ctrip.com International, Ltd. ADR*	(1,740)	(86,339)
Herbalife, Ltd.	(1,600)	(125,920)

		(212,259)

China — (0.1)%
China Petroleum & Chemical
Corporation Series H	(395,690)	(323,010)

France — 0.0%
Ingenico	(2,160)	(173,392)

Germany — (0.1)%
Fresenius Medical Care AG & Co. KGaA ADR	(3,390)	(120,616)
Merck KGaA	(1,080)	(193,521)

		(314,137)

	Shares	Value
Hong Kong — (0.1)%
Hong Kong & China Gas Co., Ltd.	(149,320)	$(342,379)
Yue Yuen Industrial Holdings, Ltd.	(44,380)	(148,233)

		(490,612)

Hungary — (0.1)%
OTP Bank PLC	(20,320)	(385,563)

Ireland — (0.1)%
Accenture PLC Class A	(3,890)	(319,836)
Willis Group Holdings PLC	(8,040)	(360,272)

		(680,108)

Israel — 0.0%
Mazor Robotics, Ltd. ADR*	(3,790)	(73,981)
SodaStream International, Ltd.*	(2,910)	(144,452)

		(218,433)

Japan — 0.0%
Eisai Co., Ltd.	(4,840)	(187,584)

Mexico — (0.1)%
Banregio Grupo Financiero SAB de CV	(57,807)	(343,570)

Netherlands — (0.2)%
Chicago Bridge & Iron Co. NV	(4,030)	(335,054)
Frank’s International NV	(16,150)	(436,050)

		(771,104)

Panama — 0.0%
Carnival Corporation	(2,630)	(105,647)

South Africa — (0.1)%
Nedbank Group, Ltd.	(20,750)	(415,396)

Sweden — (0.1)%
Volvo AB, B Shares	(19,390)	(255,141)

Switzerland — (0.1)%
Novartis AG ADR	(2,950)	(237,121)

United Kingdom — (0.1)%
Amlin PLC	(19,230)	(146,132)
Rio Tinto PLC ADR	(8,950)	(505,049)

		(651,181)

Total Foreign Common Stocks Sold Short (Cost $(6,158,706))		(6,310,165)

FOREIGN PREFERRED STOCKS SOLD SHORT — 0.0%
Volkswagen AG 1.76%, 03/13/14 (Cost $(156,946))	(650)	(182,553)

EXCHANGE TRADED FUNDS SOLD SHORT — (2.3)%
Consumer Staples Select Sector SPDR Fund	(15,980)	(686,820)
CurrencyShares Euro Trust*	(1,020)	(138,710)
Health Care Select Sector SPDR Fund	(8,410)	(466,250)
iShares Core S&P Small-Cap ETF	(11,090)	(1,211,139)
iShares Nasdaq Biotechnology ETF	(4,250)	(965,005)
iShares Russell 2000 Growth ETF	(12,980)	(1,758,920)
iShares Russell 2000 ETF	(15,250)	(1,758,478)
Market Vectors Biotech ETF	(4,090)	(362,047)

See Notes to Financial Statements.	175

DEFENSIVE MARKET STRATEGIES FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Market Vectors Oil Service ETF	(5,860)	$(281,690)
Market Vectors Pharmaceutical ETF	(10,090)	(535,880)
SPDR S&P 500 ETF Trust	(14,120)	(2,607,540)
SPDR S&P Retail ETF	(4,160)	(366,496)

Total Exchange Traded Funds Sold Short (Cost $(10,384,879))		(11,138,975)

TOTAL SECURITIES SOLD SHORT — (9.7)% (Cost $(44,997,373))		(47,002,923)

	Number of Contracts
WRITTEN OPTIONS — 0.0%
Cobalt International Energy, Inc.,
Strike Price $35.00,
Expires 01/18/14 (RJ)	(55)	(275)
Cobalt International Energy, Inc.,
Strike Price $35.00,
Expires 01/18/14 (KS)	(326)	(1,630)
Cobalt International Energy, Inc.,
Strike Price $37.50,
Expires 01/18/14 (KS)	(307)	(1,535)

Total Written Options (Premiums received $(32,881))		(3,440)

Other Assets in Excess of Liabilities — (12.1)%		(58,815,475)

NET ASSETS — 100.0%		$484,707,010

176	See Notes to Financial Statements.

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2013, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$273,572,687	$273,572,687	$—	$—
Corporate Bonds	110,412,930	—	107,388,436	3,024,494
Foreign Bonds	4,568,651	—	4,568,651	—
Foreign Common Stocks:
Australia	684,046	684,046	—	—
Austria	268,702	268,702	—	—
Bermuda	1,973,723	1,973,723	—	—
Brazil	485,812	485,812	—	—
British Virgin Islands	497,568	497,568	—	—
Canada	3,899,578	3,899,578	—	—
Cayman Islands	818,893	818,893	—	—
China	305,085	305,085	—	—
France	3,130,364	—	3,130,364	—
Germany	196,495	196,495	—	—
Hong Kong	404,892	404,892	—	—
Ireland	2,248,969	2,248,969	—	—
Japan	330,217	—	330,217	—
Mexico	262,754	262,754	—	—
Netherlands	565,713	241,133	324,580	—
Philippines	364,027	—	364,027	—
Singapore	198,866	198,866	—	—
Sweden	173,154	—	173,154	—
Switzerland	3,806,206	3,111,092	695,114	—
United Kingdom	2,170,138	2,170,138	—	—
Master Limited Partnership	1,266,399	1,266,399	—	—
Money Market Funds	148,897,863	148,897,863	—	—
Preferred Stocks	26,903,469	19,035,869	—	7,867,600
Purchased Options	17,955	17,955	—	—
Synthetic Convertible Instruments	2,103,692	—	—	2,103,692

Total Assets - Investments in Securities	$590,528,848	$460,558,519	$116,974,543	$12,995,786

Other Financial Instruments***
Futures Contracts	$840,099	$840,099	$—	$—

Total Assets - Other Financial Instruments	$840,099	$840,099	$—	$—

See Notes to Financial Statements.	177

DEFENSIVE MARKET STRATEGIES FUND

SCHEDULE OF INVESTMENTS (Continued)

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities:
Investments in Securities:
Common Stocks Sold Short	$(29,371,230)	$(29,371,230)	$—	$—
Exchange Traded Funds Sold Short	(11,138,975)	(11,138,975)	—	—
Foreign Common Stocks Sold Short:
Bermuda	(151,227)	(151,227)	—	—
Canada	(394,680)	(394,680)	—	—
Cayman Islands	(212,259)	(212,259)	—	—
China	(323,010)	(323,010)	—	—
France	(173,392)	—	(173,392)	—
Germany	(314,137)	(314,137)	—	—
Hong Kong	(490,612)	(490,612)	—	—
Hungary	(385,563)	(385,563)	—	—
Ireland	(680,108)	(680,108)	—	—
Israel	(218,433)	(218,433)	—	—
Japan	(187,584)	—	(187,584)	—
Mexico	(343,570)	(343,570)	—	—
Netherlands	(771,104)	(771,104)	—	—
Panama	(105,647)	(105,647)	—	—
South Africa	(415,396)	(415,396)	—	—
Sweden	(255,141)	—	(255,141)	—
Switzerland	(237,121)	(237,121)	—	—
United Kingdom	(651,181)	(651,181)	—	—
Foreign Preferred Stocks Sold Short	(182,553)	(182,553)	—	—
Written Options	(3,440)	(3,440)	—	—

Total Liabilities - Investments in Securities	$(47,006,363)	$(46,390,246)	$(616,117)	$—

Other Financial Instruments***
Forward Foreign Currency Contracts	$(31,629)	$—	$(31,629)	$—

Total Liabilities - Other Financial Instruments	$(31,629)	$—	$(31,629)	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

Management has determined that the amount of transfers between Level 1 and Level 2 compared to total net assets of the Funds is not material, therefore, the transfers between Level 1 and Level 2 are not shown for the the year ended December 31, 2013.

The unobservable inputs used in the fair value measurement of the reporting entity’s corporate bonds, preferred stock and synthetic convertible instruments are values based on evaluated quotations received from dealers who make markets in such securities. Significant increases (decreases) in those evaluated quotations would result in a significantly higher (lower) fair value measurement.

178	See Notes to Financial Statements.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Total Value	Corporate Bonds	Preferred Stock	Synthetic Convertible Instruments
Balance, 12/31/12	$17,105,649	$9,279,529	$6,358,975	$1,467,145
Accrued discounts/premiums	33,590	33,590	—	—
Realized gain (loss)(1)	925,088	450,835	435,997	38,256
Change in unrealized appreciation (depreciation)(2)	(1,301,122)	(249,904)	(998,636)	(52,582)
Purchases	8,089,072	1,525,842	4,415,237	2,147,993
Sales	(11,162,721)	(8,015,398)	(2,343,973)	(803,350)
Transfers in to Level 3	—	—	—	—
Transfers out of Level 3(3)	(693,770)	—	—	(693,770)
Maturities	—	—	—	—
Paydowns	—	—	—	—

Balance, 12/31/13	$12,995,786	$3,024,494	$7,867,600	$2,103,692

(1)	Realized gain (loss) from the sale of Level 3 securities can be found on the Statement of Operations in Net realized gain (loss) from: Investment securities.
(2)	Change in unrealized appreciation (depreciation) can be found on the Statement of Operations in Net change in unrealized appreciation (depreciation) on: Investment securities.
(3)

Transfers out of Level 3 represent the value of securities at December 31, 2013 that were transferred from Level 3 to Level 2 of the fair value hierarchy as a result of the ability of the Fund to obtain a price which was determined using observable inputs.

See Notes to Financial Statements.	179

Equity Index Fund (Unaudited)

The Fund was passively managed and benchmarked against the S&P 500® Index. The Fund was comprised of domestic, large-cap equity stocks with both value- and growth-style orientations. The objective of the Fund was to provide investment results approximating the aggregate price and dividend performance of the securities included in the S&P 500® Index. The GS4 Class of the Fund returned 31.95% for the one-year period ended December 31, 2013, as compared to a 32.39% return for the S&P 500® Index. The return differential was primarily a result of expenses of the Fund.

This Fund may be suitable for investors who seek higher, long-term rates of return, can accept significant short-term fluctuations in account value and want to diversify their portfolio by adding a potentially higher return, higher risk option of stocks.

At December 31, 2013, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

	%
Financial Services	16.9
Technology	15.6
Consumer Discretionary	13.4
Healthcare	12.1
Money Market Funds	10.5
Producer Durables	10.4
Energy	9.2
Consumer Staples	6.6
Utilities	5.0
Materials & Processing	3.6
Foreign Common Stocks	3.4
U.S. Treasury Obligation	0.2
Rights/Warrants	—	**

	106.9

**	Rounds to less than 0.005%.

Equity Index Fund (Unaudited)

Average Annual Total Returns as of 12/31/13
	GS2 Class*	GS4 Class*	Benchmark**
One Year	32.04%	31.95%	32.39%
Five Year	17.98%	17.81%	17.94%
Ten Year	7.26%	7.10%	7.41%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2013 Prospectus, as amended on October 31, 2013)(1)	0.25%	0.50%

(1)Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund for the 10-year period from December 31, 2003 to December 31, 2013, with all dividends and capital gains reinvested, with the S&P 500® Index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

EQUITY INDEX FUND SCHEDULE OF INVESTMENTS	December 31, 2013

	Shares	Value
COMMON STOCKS — 92.8%
Consumer Discretionary — 13.4%
Amazon.com, Inc.*	7,900	$3,150,441
AutoNation, Inc.*	1,371	68,125
AutoZone, Inc.Δ*	725	346,506
Avon Products, Inc.	9,006	155,083
Bed Bath & Beyond, Inc.*	4,510	362,153
Best Buy Co., Inc.	5,859	233,657
BorgWarner, Inc.Δ	4,800	268,368
Cablevision Systems Corporation Class AΔ	4,693	84,145
CarMax, Inc.Δ*	4,833	227,248
CBS Corporation Class B	11,814	753,024
Chipotle Mexican Grill, Inc.*	660	351,635
Coach, Inc.Δ	5,881	330,101
Comcast Corporation Class A	55,499	2,884,006
Costco Wholesale Corporation	9,324	1,109,649
D.R. Horton, Inc.Δ	5,917	132,067
Darden Restaurants, Inc.Δ	2,708	147,234
DIRECTV*	10,403	718,743
Discovery Communications, Inc. Class A*	4,752	429,676
Dollar General Corporation*	6,184	373,019
Dollar Tree, Inc.*	4,518	254,906
eBay, Inc.*	24,881	1,365,718
Estee Lauder Cos., Inc. (The) Class A	5,401	406,803
Expedia, Inc.Δ	2,121	147,749
Family Dollar Stores, Inc.Δ	2,045	132,864
Ford Motor Co.	84,125	1,298,049
Fossil Group, Inc.*	1,078	129,295
GameStop Corporation Class AΔ	2,459	121,130
Gannett Co., Inc.	4,845	143,315
Gap, Inc. (The)	5,603	218,965
General Motors Co.*	24,202	989,136
Genuine Parts Co.Δ	3,300	274,527
Goodyear Tire & Rubber Co. (The)	5,261	125,475
Graham Holdings, Co. Class B*	100	66,332
H&R Block, Inc.	5,973	173,456
Harley-Davidson, Inc.	4,769	330,206
Harman International
Industries, Inc.	1,495	122,366
Hasbro, Inc.Δ	2,508	137,965
Home Depot, Inc. (The)	29,993	2,469,624
Interpublic Group of Cos., Inc. (The)	8,747	154,822
Johnson Controls, Inc.	14,611	749,544
Kohl’s CorporationΔ	4,336	246,068
L Brands, Inc.	5,256	325,084
Leggett & Platt, Inc.Δ	3,123	96,626
Lennar Corporation Class AΔ	3,691	146,016
Lowe’s Cos., Inc.	22,230	1,101,496
Macy’s, Inc.	7,838	418,549
Marriott International, Inc. Class A	4,701	232,041
Mattel, Inc.Δ	7,116	338,579
McDonald’s Corporation	21,216	2,058,588
McGraw Hill Financial, Inc.	5,745	449,259
Mohawk Industries, Inc.*	1,284	191,188
Netflix, Inc.*	1,270	467,576
Newell Rubbermaid, Inc.	5,983	193,909

	Shares	Value
News Corporation Class A*	10,703	$192,868
NIKE, Inc. Class B	15,942	1,253,679
Nordstrom, Inc.Δ	3,020	186,636
Omnicom Group, Inc.	5,489	408,217
O’Reilly Automotive, Inc.*	2,282	293,716
PetSmart, Inc.Δ	2,271	165,215
priceline.com, Inc.*	1,098	1,276,315
PulteGroup, Inc.Δ	7,550	153,793
PVH Corporation	1,723	234,362
Ralph Lauren Corporation	1,259	222,302
Ross Stores, Inc.	4,613	345,652
Scripps Networks Interactive, Inc. Class AΔ	2,307	199,348
Staples, Inc.Δ	14,101	224,065
Starbucks Corporation	16,035	1,256,984
Starwood Hotels & Resorts Worldwide, Inc.	4,024	319,707
Target Corporation	13,480	852,880
Tiffany & Co.	2,342	217,291
Time Warner Cable, Inc.	6,002	813,271
Time Warner, Inc.	19,261	1,342,877
TJX Cos., Inc.	15,091	961,749
TripAdvisor, Inc.Δ*	2,314	191,669
Twenty-First Century Fox, Inc. Class A	41,761	1,469,152
Urban Outfitters, Inc.*	2,209	81,954
VF CorporationΔ	7,540	470,044
Wal-Mart Stores, Inc.	34,492	2,714,175
Walt Disney Co. (The)	34,810	2,659,484
Whirlpool Corporation	1,681	263,682
Wyndham Worldwide Corporation	2,789	205,521
Yum! Brands, Inc.	9,529	720,488

		47,899,202

Consumer Staples — 6.6%
Archer-Daniels-Midland Co.	14,075	610,855
Campbell Soup Co.	3,715	160,785
Clorox Co. (The)Δ	2,785	258,337
Coca-Cola Co. (The)	80,919	3,342,764
Coca-Cola Enterprises, Inc.	5,260	232,124
Colgate-Palmolive Co.	18,694	1,219,036
ConAgra Foods, Inc.	9,053	305,086
CVS Caremark Corporation	25,349	1,814,228
Dr. Pepper Snapple Group, Inc.	4,366	212,711
General Mills, Inc.	13,493	673,436
Hershey Co. (The)	3,179	309,094
Hormel Foods CorporationΔ	2,830	127,831
J.M. Smucker Co. (The)	2,202	228,171
Kellogg Co.Δ	5,549	338,877
Kimberly-Clark Corporation	8,090	845,081
Kraft Foods Group, Inc.	12,743	687,103
Kroger Co. (The)	11,119	439,534
McCormick & Co., Inc. (Non-Voting Shares)Δ	2,754	189,806
Mead Johnson Nutrition Co.	4,276	358,158
Mondelez International, Inc. Class A	37,334	1,317,890
Monster Beverage Corporation*	2,821	191,179
PepsiCo, Inc.	32,650	2,707,991
Procter & Gamble Co. (The)	57,899	4,713,558
Safeway, Inc.	5,326	173,468
Sysco CorporationΔ	12,289	443,633
Tyson Foods, Inc. Class AΔ	5,766	192,930
Walgreen Co.	18,552	1,065,627

182	See Notes to Financial Statements.

	Shares	Value
Whole Foods Market, Inc.	7,859	$454,486

		23,613,779

Energy — 9.2%
Anadarko Petroleum Corporation	10,722	850,469
Apache Corporation	8,494	729,974
Baker Hughes, Inc.	9,436	521,433
Cabot Oil & Gas Corporation	8,963	347,406
Cameron International Corporation*	5,058	301,103
Chesapeake Energy CorporationΔ	10,676	289,747
Chevron Corporation	40,958	5,116,064
ConocoPhillips	26,085	1,842,905
CONSOL Energy, Inc.	5,000	190,200
Denbury Resources, Inc.*	7,628	125,328
Devon Energy Corporation	8,137	503,436
Diamond Offshore Drilling, Inc.Δ	1,404	79,916
EOG Resources, Inc.	5,806	974,479
EQT Corporation	3,201	287,386
Exterran Holdings, Inc.*	13	445
Exxon Mobil Corporation	93,038	9,415,446
First Solar, Inc.*	1,556	85,020
FMC Technologies, Inc.*	5,099	266,219
Halliburton Co.	17,998	913,398
Helmerich & Payne, Inc.	2,333	196,159
Hess Corporation	6,024	499,992
Kinder Morgan, Inc.Δ	14,488	521,568
Marathon Oil Corporation	14,810	522,793
Marathon Petroleum Corporation	6,405	587,531
Murphy Oil Corporation	3,685	239,083
National Oilwell Varco, Inc.	9,107	724,280
Newfield Exploration Co.*	2,688	66,205
Noble Energy, Inc.	7,714	525,400
Occidental Petroleum Corporation	17,181	1,633,913
Peabody Energy Corporation	5,661	110,559
Phillips 66	12,760	984,179
Pioneer Natural Resources Co.	3,032	558,100
QEP Resources, Inc.Δ	3,912	119,903
Range Resources Corporation	3,446	290,532
Southwestern Energy Co.*	7,482	294,267
Spectra Energy Corporation	14,350	511,147
Tesoro Corporation	2,764	161,694
Valero Energy Corporation	11,567	582,977
Williams Cos., Inc. (The)Δ	14,574	562,119
WPX Energy, Inc.*	4,056	82,661

		32,615,436

Financial Services — 16.9%
Aflac, Inc.	9,939	663,925
Alliance Data Systems Corporation*	1,029	270,555
Allstate Corporation (The)	9,640	525,766
American Express Co.	19,612	1,779,397
American International Group, Inc.	31,317	1,598,733
American Tower Corporation REIT	8,416	671,765
Ameriprise Financial, Inc.	4,111	472,971

	Shares	Value
Apartment Investment & Management Co. Class A REITΔ	3,208	$83,119
Assurant, Inc.	1,564	103,803
AvalonBay Communities, Inc. REIT	2,565	303,260
Bank of America Corporation	227,141	3,536,585
Bank of New York Mellon Corporation (The)	24,612	859,943
BB&T Corporation	15,085	562,972
Berkshire Hathaway, Inc. Class B*	38,347	4,546,420
BlackRock, Inc.	2,690	851,304
Boston Properties, Inc. REIT	3,296	330,820
Capital One Financial Corporation	12,284	941,077
CBRE Group, Inc. Class A*	5,812	152,856
Charles Schwab Corporation (The)	24,816	645,216
Chubb Corporation (The)	5,348	516,777
Cincinnati Financial CorporationΔ	3,098	162,242
Citigroup, Inc.	64,584	3,365,472
CME Group, Inc.	6,749	529,527
Comerica, Inc.	3,797	180,509
Discover Financial Services	10,116	565,990
Dun & Bradstreet Corporation (The)Δ	779	95,622
E*TRADE Financial Corporation*	5,845	114,796
Equifax, Inc.	2,524	174,383
Equity Residential REIT	7,231	375,072
Fidelity National Information Services, Inc.	6,242	335,071
Fifth Third BancorpΔ	19,043	400,474
Fiserv, Inc.*	5,482	323,712
Franklin Resources, Inc.	8,696	502,020
General Growth Properties, Inc. REIT	11,348	227,754
Genworth Financial, Inc. Class A*	10,589	164,447
Goldman Sachs Group, Inc. (The)	8,983	1,592,327
Hartford Financial Services Group, Inc.	9,600	347,808
HCP, Inc. REIT	9,684	351,723
Health Care REIT, Inc.	6,199	332,080
Host Hotels & Resorts, Inc. REIT	15,936	309,796
Hudson City Bancorp, Inc.	10,419	98,251
Huntington Bancshares, Inc.Δ	18,206	175,688
IntercontinentalExchange Group, Inc.*	2,435	547,680
JPMorgan Chase & Co.	80,050	4,681,324
KeyCorp	19,129	256,711
Kimco Realty Corporation REIT	8,531	168,487
Legg Mason, Inc.Δ	2,303	100,135
Leucadia National Corporation	6,709	190,133
Lincoln National Corporation	5,649	291,601
Loews Corporation	6,485	312,836
M&T Bank CorporationΔ	2,759	321,203
Macerich Co. (The) REIT	2,946	173,490
Marsh & McLennan Cos., Inc.	11,598	560,879
Mastercard, Inc. Class A	2,201	1,838,848
MetLife, Inc.	23,890	1,288,149

See Notes to Financial Statements.	183

EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Moody’s Corporation	3,997	$313,645
Morgan Stanley	29,361	920,761
NASDAQ OMX Group, Inc. (The)	2,549	101,450
Northern Trust Corporation	4,750	293,978
People’s United Financial, Inc.Δ	7,109	107,488
Plum Creek Timber Co., Inc. REITΔ	3,689	171,575
PNC Financial Services Group, Inc. (The)	11,311	877,507
Principal Financial Group, Inc.	5,931	292,458
Progressive Corporation (The)	11,815	322,195
Prologis, Inc. REIT	10,494	387,753
Prudential Financial, Inc.	9,912	914,085
Public Storage REIT	3,103	467,064
Regions Financial Corporation	29,089	287,690
Simon Property Group, Inc. REIT	6,602	1,004,560
SLM Corporation	9,451	248,372
State Street Corporation	9,328	684,582
SunTrust Banks, Inc.	11,348	417,720
T Rowe Price Group, Inc.	5,570	466,599
Torchmark CorporationΔ	1,902	148,641
Total System Services, Inc.	3,427	114,051
Travelers Cos., Inc. (The)	7,745	701,232
Unum Group	5,433	190,590
US BancorpΔ	38,879	1,570,712
Ventas, Inc. REIT	6,327	362,411
Visa, Inc. Class A	10,844	2,414,742
Vornado Realty Trust REIT	3,729	331,098
Wells Fargo & Co.	102,067	4,633,842
Western Union Co. (The)Δ	11,769	203,015
Weyerhaeuser Co. REIT	12,418	392,036
Zions BancorporationΔ	4,106	123,016

		60,338,372

Healthcare — 12.1%
Abbott Laboratories	32,894	1,260,827
AbbVie, Inc.	33,845	1,787,354
Aetna, Inc.	7,798	534,865
Alexion Pharmaceuticals, Inc.*	4,186	556,989
Allergan, Inc.	6,341	704,358
AmerisourceBergen Corporation	4,903	344,730
Amgen, Inc.	16,086	1,836,378
Baxter International, Inc.	11,595	806,432
Becton, Dickinson and Co.	4,164	460,080
Biogen Idec, Inc.*	5,027	1,406,303
Boston Scientific Corporation*	28,614	343,940
Bristol-Myers Squibb Co.Δ	35,142	1,867,797
C.R. Bard, Inc.	1,662	222,608
Cardinal Health, Inc.	7,250	484,372
CareFusion Corporation*	4,580	182,376
Celgene Corporation*	8,776	1,482,793
Cerner Corporation*	6,328	352,723
Cigna Corporation	5,885	514,820
DaVita HealthCare Partners, Inc.*	3,735	236,687
DENTSPLY International, Inc.	3,058	148,252
Edwards Lifesciences Corporation*	2,256	148,355
Eli Lilly & Co.	21,179	1,080,129
Express Scripts Holding Co.*	17,173	1,206,232
Forest Laboratories, Inc.*	5,049	303,091
Gilead Sciences, Inc.*	32,668	2,455,000

	Shares	Value
Hospira, Inc.Δ*	3,500	$144,480
Humana, Inc.	3,357	346,510
Intuitive Surgical, Inc.*	809	310,721
Johnson & Johnson	60,059	5,500,804
Laboratory Corporation of America HoldingsΔ*	1,887	172,415
Life Technologies Corporation*	3,724	282,279
McKesson Corporation	4,882	787,955
Medtronic, Inc.	21,287	1,221,661
Merck & Co., Inc.	62,258	3,116,013
Mylan, Inc.*	8,142	353,363
Patterson Cos., Inc.Δ	1,684	69,381
PerkinElmer, Inc.	2,326	95,901
Pfizer, Inc.	138,000	4,226,940
Quest Diagnostics, Inc.Δ	3,071	164,421
Regeneron Pharmaceuticals, Inc.*	1,683	463,229
St. Jude Medical, Inc.	6,279	388,984
Stryker Corporation	6,340	476,388
Tenet Healthcare CorporationΔ*	2,046	86,177
Thermo Fisher Scientific, Inc.	7,688	856,059
UnitedHealth Group, Inc.	21,446	1,614,884
Varian Medical Systems, Inc.Δ*	2,304	178,998
Vertex Pharmaceuticals, Inc.*	4,909	364,739
WellPoint, Inc.	6,273	579,562
Zimmer Holdings, Inc.	3,618	337,161
Zoetis, Inc.	10,680	349,129

		43,215,645

Materials & Processing — 3.6%
Air Products & Chemicals, Inc.Δ	4,476	500,327
Airgas, Inc.	1,439	160,952
Alcoa, Inc.Δ	22,296	237,006
Allegheny Technologies, Inc.Δ	2,381	84,835
Ball Corporation	3,080	159,113
Bemis Co., Inc.	2,220	90,931
CF Industries Holdings, Inc.	1,202	280,114
Cliffs Natural Resources, Inc.Δ	3,462	90,739
Dow Chemical Co. (The)	25,835	1,147,074
E.I. du Pont de Nemours & Co.	19,713	1,280,754
Eastman Chemical Co.	3,278	264,535
Ecolab, Inc.	5,784	603,098
Fastenal Co.Δ	5,913	280,927
FMC Corporation	2,824	213,099
Freeport-McMoRan Copper & Gold, Inc.	22,118	834,733
International Flavors & Fragrances, Inc.	1,742	149,777
International Paper Co.	9,377	459,754
Masco Corporation	7,467	170,024
MeadWestvaco Corporation	3,690	136,272
Monsanto Co.	11,197	1,305,010
Mosaic Co. (The)	7,188	339,777
Newmont Mining Corporation	10,530	242,506
Nucor CorporationΔ	6,736	359,568
Owens-Illinois, Inc.*	3,629	129,846
PPG Industries, Inc.	3,049	578,273
Praxair, Inc.	6,234	810,607
Precision Castparts Corporation	3,108	836,984
Sealed Air Corporation	4,329	147,402
Sherwin-Williams Co. (The)	1,851	339,658
Sigma-Aldrich CorporationΔ	2,586	243,110
United States Steel CorporationΔ	3,237	95,491

184	See Notes to Financial Statements.

	Shares	Value
Vulcan Materials Co.	2,787	$165,604

		12,737,900

Producer Durables — 10.4%
3M Co.	13,618	1,909,925
ADT Corporation (The)Δ*	4,222	170,864
Agilent Technologies, Inc.	6,966	398,386
AMETEK, Inc.	5,182	272,936
Automatic Data Processing, Inc.	10,319	833,878
Avery Dennison Corporation	1,980	99,376
Boeing Co. (The)	14,715	2,008,450
Caterpillar, Inc.	13,490	1,225,027
CH Robinson Worldwide, Inc.Δ	3,229	188,380
Cintas CorporationΔ	2,141	127,582
CSX Corporation	21,470	617,692
Cummins, Inc.	3,720	524,408
Danaher Corporation	12,790	987,388
Deere & Co.Δ	8,196	748,541
Delta Air Lines, Inc.	18,142	498,361
Dover Corporation	3,646	351,985
Emerson Electric Co.	14,968	1,050,454
Expeditors International of Washington, Inc.Δ	4,422	195,674
FedEx Corporation	6,335	910,783
FLIR Systems, Inc.	3,049	91,775
Flowserve Corporation	2,945	232,154
Fluor Corporation	3,451	277,081
General Dynamics Corporation	7,114	679,743
General Electric Co.	215,452	6,039,120
Honeywell International, Inc.	16,647	1,521,036
Illinois Tool Works, Inc.	8,669	728,890
Iron Mountain, Inc.Δ	3,511	106,559
Jacobs Engineering Group, Inc.*	2,735	172,278
Joy Global, Inc.Δ	2,274	133,006
Kansas City Southern	2,341	289,886
L-3 Communications Holdings, Inc.	1,873	200,149
Lockheed Martin Corporation	5,753	855,241
Norfolk Southern Corporation	6,542	607,294
Northrop Grumman Corporation	4,717	540,615
PACCAR, Inc.Δ	7,579	448,449
Pall Corporation	2,398	204,669
Parker Hannifin Corporation	3,184	409,590
Paychex, Inc.Δ	6,886	313,520
Pitney Bowes, Inc.Δ	4,372	101,868
Quanta Services, Inc.*	4,504	142,146
Raytheon Co.	6,770	614,039
Republic Services, Inc.	5,735	190,402
Robert Half International, Inc.	2,978	125,046
Rockwell Automation, Inc.	2,970	350,935
Rockwell Collins, Inc.Δ	2,927	216,364
Roper Industries, Inc.	2,122	294,279
Ryder System, Inc.	1,151	84,921
Snap-on, Inc.	1,258	137,776
Southwest Airlines Co.	14,685	276,665
Stanley Black & Decker, Inc.	3,357	270,876
Stericycle, Inc.*	1,791	208,061
Textron, Inc.	6,066	222,986
Union Pacific Corporation	9,819	1,649,592
United Parcel Service, Inc. Class B	15,237	1,601,104
United Technologies Corporation	17,938	2,041,344

	Shares	Value
W.W. Grainger, Inc.	1,301	$332,301
Waste Management, Inc.	9,205	413,028
Waters Corporation*	1,817	181,700
Xerox Corporation	24,453	297,593
Xylem, Inc.	3,939	136,289

		36,860,460

Technology — 15.6%
Adobe Systems, Inc.*	9,863	590,596
Akamai Technologies, Inc.Δ*	3,726	175,793
Altera CorporationΔ	6,949	226,051
Amphenol Corporation Class A	3,402	303,390
Analog Devices, Inc.	6,697	341,078
Apple, Inc.	19,160	10,750,868
Applied Materials, Inc.	25,751	455,535
Autodesk, Inc.*	4,871	245,157
Broadcom Corporation Class A	11,294	334,867
CA, Inc.	6,776	228,012
Cisco Systems, Inc.	113,842	2,555,753
Citrix Systems, Inc.*	3,960	250,470
Cognizant Technology Solutions Corporation Class A*	6,437	650,008
Computer Sciences CorporationΔ	3,120	174,346
Corning, Inc.	30,603	545,345
Crown Castle International Corporation*	7,177	527,007
Electronic Arts, Inc.Δ*	6,737	154,547
EMC Corporation	43,771	1,100,841
F5 Networks, Inc.Δ*	1,645	149,465
Facebook, Inc. Class A*	35,024	1,914,412
Google, Inc. Class A*	5,973	6,694,001
Harris Corporation	2,245	156,723
Hewlett-Packard Co.	41,018	1,147,684
Intel Corporation	105,776	2,745,945
International Business Machines Corporation	21,739	4,077,584
Intuit, Inc.	6,056	462,194
Jabil Circuit, Inc.	3,722	64,912
Juniper Networks, Inc.Δ*	10,710	241,725
KLA-Tencor CorporationΔ	3,535	227,866
Lam Research Corporation*	3,498	190,466
Linear Technology CorporationΔ	5,045	229,800
LSI Corporation	11,256	124,041
Microchip Technology, Inc.Δ	4,339	194,170
Micron Technology, Inc.*	22,579	491,319
Microsoft Corporation	161,848	6,057,971
Motorola Solutions, Inc.Δ	4,862	328,185
NetApp, Inc.	7,331	301,597
NVIDIA CorporationΔ	12,596	201,788
Oracle Corporation	74,724	2,858,940
QUALCOMM, Inc.	35,971	2,670,847
Red Hat, Inc.*	4,052	227,074
Salesforce.com, Inc.*	11,899	656,706
SanDisk Corporation	4,858	342,683
Symantec Corporation	14,705	346,744
Teradata CorporationΔ*	3,489	158,715
Texas Instruments, Inc.	23,171	1,017,439
VeriSign, Inc.Δ*	2,712	162,123
Western Digital Corporation	4,483	376,124
Xilinx, Inc.	5,801	266,382

See Notes to Financial Statements.	185

EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Yahoo!, Inc.*	19,996	$808,638

		55,503,927

Utilities — 5.0%
AES Corporation	14,057	203,967
AGL Resources, Inc.Δ	2,585	122,090
Ameren Corporation	5,215	188,574
American Electric Power Co., Inc.	10,408	486,470
AT&T, Inc.	112,202	3,945,022
CenterPoint Energy, Inc.	9,214	213,581
CenturyLink, Inc.Δ	12,510	398,444
CMS Energy Corporation	5,581	149,403
Consolidated Edison, Inc.Δ	6,328	349,812
Dominion Resources, Inc.	12,334	797,887
DTE Energy Co.	3,840	254,938
Duke Energy Corporation	14,931	1,030,388
Edison International	6,966	322,526
Entergy CorporationΔ	3,824	241,945
Exelon CorporationΔ	18,308	501,456
FirstEnergy Corporation	8,948	295,105
Frontier Communications CorporationΔ	21,639	100,621
Integrys Energy Group, Inc.Δ	1,743	94,837
NextEra Energy, Inc.	9,176	785,649
NiSource, Inc.	6,780	222,926
Northeast Utilities	6,645	281,682
NRG Energy, Inc.Δ	6,727	193,199
ONEOK, Inc.	4,398	273,468
Pepco Holdings, Inc.Δ	5,087	97,314
PG&E Corporation	9,519	383,425
Pinnacle West Capital CorporationΔ	2,369	125,368
PPL Corporation	13,337	401,310
Public Service Enterprise Group, Inc.Δ	10,702	342,892
SCANA CorporationΔ	3,051	143,183
Sempra Energy	4,853	435,605
Southern Co. (The)Δ	18,719	769,538
TECO Energy, Inc.Δ	4,578	78,925
Verizon Communications, Inc.	60,880	2,991,643
Windstream Holdings, Inc.Δ	12,759	101,817
Wisconsin Energy CorporationΔ	4,798	198,349
Xcel Energy, Inc.Δ	10,636	297,170

		17,820,529

Total Common Stocks (Cost $201,784,073)		330,605,250

FOREIGN COMMON STOCKS — 3.4%
Bermuda — 0.1%
Invesco, Ltd.	9,400	342,160
Nabors Industries, Ltd.	5,483	93,156

		435,316

British Virgin Islands — 0.1%
Michael Kors Holdings, Ltd.Δ*	3,844	312,094

Curacao — 0.7%
Schlumberger, Ltd.	28,013	2,524,252

Ireland — 1.0%
Accenture PLC Class A	13,537	1,113,012
Allegion PLC*	1,902	84,050
Covidien PLC	9,827	669,219
Eaton Corporation PLC	10,114	769,878
Ingersoll-Rand PLC	5,707	351,551

	Shares	Value
Seagate Technology PLC	6,946	$390,087
XL Group PLC	5,999	191,008

		3,568,805

Netherlands — 0.3%
LyondellBasell Industries NV Class A	9,289	745,721
Nielsen Holdings NV	5,489	251,890

		997,611

Panama — 0.1%
Carnival CorporationΔ	9,383	376,915

Switzerland — 0.7%
ACE, Ltd.	7,273	752,974
Garmin, Ltd.Δ	2,607	120,495
Pentair, Ltd.	4,196	325,903
TE Connectivity, Ltd.	8,825	486,346
Transocean, Ltd.Δ	7,281	359,827
Tyco International, Ltd.	9,873	405,188

		2,450,733

United Kingdom — 0.4%
Aon PLC	6,399	536,812
Delphi Automotive PLC	5,975	359,277
Ensco PLC Class A	4,968	284,070
Noble Corporation PLC	5,519	206,797
Rowan Cos. PLC Class A*	2,707	95,720

		1,482,676

Total Foreign Common Stocks (Cost $8,187,777)		12,148,402

RIGHTS/WARRANTS — 0.0%
American International Group, Inc. Fractional Warrants+* (Cost $0)	65,600	—

MONEY MARKET FUNDS — 10.5%
GuideStone Money Market Fund (GS4 Class)¥	12,116,847	12,116,847
Northern Institutional Liquid Assets Portfolio§	25,398,730	25,398,730

Total Money Market Funds (Cost $37,515,577)		37,515,577

	Par
U.S. TREASURY OBLIGATION — 0.2%
U.S. Treasury Bill 0.05%, 04/10/14‡ (Cost $534,927)	$535,000	534,938

TOTAL INVESTMENTS — 106.9% (Cost $248,022,354)		380,804,167
Liabilities in Excess of Other Assets — (6.9)%		(24,489,209)

NET ASSETS — 100.0%		$356,314,958

186	See Notes to Financial Statements.

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2013, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$330,605,250	$330,605,250	$—	$—
Foreign Common Stocks	12,148,402	12,148,402	—	—
Money Market Funds	37,515,577	37,515,577	—	—
Rights/Warrants	—	—	—	—
U.S. Treasury Obligation	534,938	—	534,938	—

Total Assets - Investments in Securities	$380,804,167	$380,269,229	$534,938	$—

Other Financial Instruments***
Futures Contracts	$428,001	$428,001	$—	$—

Total Assets - Other Financial Instruments	$428,001	$428,001	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2013.

See Notes to Financial Statements.	187

Value Equity Fund (Unaudited)

The Fund invested in a diversified portfolio of large - and medium-sized U.S. companies whose stocks were considered to be attractive from a valuation perspective. The GS4 Class of the Fund posted double-digit positive performance and outperformed its benchmark, the Russell 1000® Value Index, for the one-year period ended December 31, 2013 (35.22% versus 32.53%). Security selection to the financials and healthcare sectors contributed to benchmark-relative returns, while security selection to the consumer discretionary and technology sectors detracted from benchmark-relative performance for the year.

This Fund may be suitable for investors who seek higher, long-term rates of return, can accept significant short-term fluctuations in account value and want to diversify their portfolio by adding a potentially higher return, higher risk option of value stocks. This Fund is subject to value investing risk. This involves the risk that an investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, will not appreciate in value as anticipated.

At December 31, 2013, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

	%
Financial Services	23.9
Healthcare	14.2
Money Market Funds	11.7
Energy	10.9
Producer Durables	10.3
Foreign Common Stocks	10.0
Technology	8.5
Consumer Discretionary	7.3
Utilities	5.7
Consumer Staples	3.2
Materials & Processing	2.2
U.S. Treasury Obligation	—	**

	107.9

**	Rounds to less than 0.005%.

Value Equity Fund (Unaudited)

Average Annual Total Returns as of 12/31/13
	GS2 Class*	GS4 Class*	Benchmark**
One Year	35.52%	35.22%	32.53%
Five Year	17.28%	17.04%	16.67%
Ten Year	7.59%	7.39%	7.58%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2013 Prospectus, as amended on October 31, 2013)(1)	0.68%	0.92%

(1)Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund for the 10-year period from December 31, 2003 to December 31, 2013, with all dividends and capital gains reinvested, with the Russell 1000® Value Index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

VALUE EQUITY FUND SCHEDULE OF INVESTMENTS	December 31, 2013

	Shares	Value
COMMON STOCKS — 86.2%
Consumer Discretionary — 7.3%
Best Buy Co., Inc.	113,800	$4,538,344
CBS Corporation Class B	1,902	121,233
Comcast Corporation Class A	218,126	11,334,918
Dana Holding CorporationΔ	299,040	5,867,165
Ford Motor Co.	317,487	4,898,824
GameStop Corporation Class AΔ	70,700	3,482,682
Gap, Inc. (The)	158,700	6,201,996
General Motors Co.*	27,981	1,143,583
Goodyear Tire & Rubber Co. (The)	130,500	3,112,425
Home Depot, Inc. (The)	103,608	8,531,083
Johnson Controls, Inc.	23,043	1,182,106
Lear Corporation	58,600	4,744,842
Lennar Corporation Class AΔ	155,451	6,149,641
McGraw Hill Financial, Inc.	13,600	1,063,520
News Corporation Class A*	4,799	86,478
Nu Skin Enterprises, Inc. Class A	34,100	4,713,302
Sirius XM Holdings, Inc.Δ*	55,021	192,023
Target Corporation	182,103	11,521,657
Time Warner, Inc.Δ	94,879	6,614,964
Twenty-First Century Fox, Inc. Class A	17,256	607,066
Wal-Mart Stores, Inc.	82,172	6,466,115
Walt Disney Co. (The)	46,969	3,588,432
Whirlpool Corporation	8,400	1,317,624

		97,480,023

Consumer Staples — 3.2%
Archer-Daniels-Midland Co.	54,715	2,374,631
Coca-Cola Enterprises, Inc.	65,300	2,881,689
CVS Caremark Corporation	36,127	2,585,609
Green Mountain Coffee Roasters, Inc.Δ*	1,900	143,602
Hershey Co. (The)	40,600	3,947,538
Hillshire Brands Co.	22,600	755,744
Kellogg Co.	769	46,963
Kimberly-Clark Corporation	2,135	223,022
Kroger Co. (The)	102,600	4,055,778
Mondelez International, Inc. Class A	271,337	9,578,196
PepsiCo, Inc.	83,700	6,942,078
Procter & Gamble Co. (The)	91,501	7,449,097
Sysco CorporationΔ	12,804	462,224
Tyson Foods, Inc. Class AΔ	38,500	1,288,210
Walgreen Co.	7,690	441,714

		43,176,095

Energy — 10.9%
Anadarko Petroleum Corporation	15,854	1,257,539
Apache Corporation	13,153	1,130,369
Baker Hughes, Inc.	175,062	9,673,926
Chevron Corporation	214,020	26,733,238
ConocoPhillipsΔ	238,536	16,852,568
Devon Energy Corporation	13,726	849,228
Diamond Offshore Drilling, Inc.Δ	51,800	2,948,456
EOG Resources, Inc.	523	87,780
Exxon Mobil CorporationΔ	296,356	29,991,227
Halliburton Co.	84,500	4,288,375

	Shares	Value
Hess Corporation	10,374	$861,042
Kinder Morgan, Inc.Δ	2,079	74,844
Marathon Oil Corporation	354,573	12,516,427
Marathon Petroleum Corporation	10,051	921,978
Murphy Oil Corporation	76,700	4,976,296
National Oilwell Varco, Inc.Δ	14,355	1,141,653
Occidental Petroleum Corporation	173,894	16,537,320
Phillips 66	20,744	1,599,985
SM Energy Co.Δ	48,600	4,039,146
Spectra Energy Corporation	22,081	786,525
Valero Energy Corporation	164,279	8,279,662
Williams Cos., Inc. (The)Δ	10,595	408,649

		145,956,233

Financial Services — 23.9%
Aflac, Inc.	15,688	1,047,958
Allstate Corporation (The)	119,153	6,498,605
American Express Co.	253,445	22,995,065
American Financial Group, Inc.	57,800	3,336,216
American International Group, Inc.	345,245	17,624,757
Ameriprise Financial, Inc.	86,185	9,915,584
Assurant, Inc.Δ	71,700	4,758,729
Bank of America Corporation	1,064,895	16,580,415
Bank of New York Mellon Corporation (The)	38,905	1,359,341
BB&T Corporation	23,672	883,439
Berkshire Hathaway, Inc. Class B*	60,129	7,128,894
BlackRock, Inc.	2,790	882,951
Capital One Financial Corporation	277,760	21,279,194
CBOE Holdings, Inc.	55,500	2,883,780
CBRE Group, Inc. Class A*	51,500	1,354,450
Charles Schwab Corporation (The)	32,070	833,820
Chubb Corporation (The)	65,215	6,301,725
CIT Group, Inc.	77,500	4,040,075
Citigroup, Inc.	474,157	24,708,321
CME Group, Inc.	10,451	819,986
Comerica, Inc.	43,900	2,087,006
Discover Financial Services	123,985	6,936,961
Equity Residential REIT	11,877	616,060
Fifth Third BancorpΔ	259,800	5,463,594
First Niagara Financial Group, Inc.	43,900	466,218
Goldman Sachs Group, Inc. (The)	15,281	2,708,710
Hartford Financial Services Group, Inc.	128,415	4,652,475
Huntington Bancshares, Inc.Δ	514,400	4,963,960
JPMorgan Chase & Co.	563,310	32,942,369
KeyCorp	379,500	5,092,890
Lincoln National CorporationΔ	26,400	1,362,768
Loews Corporation	9,266	446,992
Marsh & McLennan Cos., Inc.	6,277	303,556
MetLife, Inc.	29,907	1,612,585
Morgan Stanley	50,938	1,597,416
PNC Financial Services Group, Inc. (The)	59,032	4,579,703
Prudential Financial, Inc.	9,426	869,266
Public Storage REIT	320	48,166

190	See Notes to Financial Statements.

	Shares	Value
Reinsurance Group of America, Inc.	30,400	$2,353,264
RLJ Lodging Trust REIT	34,300	834,176
Simon Property Group, Inc. REIT	2,588	393,790
SLM Corporation	536,245	14,092,519
State Street Corporation	289,534	21,248,900
Travelers Cos., Inc. (The)	156,227	14,144,793
Unum Group	51,300	1,799,604
US BancorpΔ	61,665	2,491,266
Waddell & Reed Financial, Inc. Class A	65,300	4,252,336
Wells Fargo & Co.	603,011	27,376,699

		320,971,347

Healthcare — 14.2%
Abbott Laboratories	51,959	1,991,588
Aetna, Inc.	9,145	627,256
Align Technology, Inc.*	18,100	1,034,415
AmerisourceBergen CorporationΔ	64,300	4,520,933
Amgen, Inc.	39,700	4,532,152
Biogen Idec, Inc.*	15,200	4,252,200
Bristol-Myers Squibb Co.Δ	7,510	399,157
Cardinal Health, Inc.	196,100	13,101,441
Celgene Corporation*	26,800	4,528,128
Cigna Corporation	111,645	9,766,705
Cubist Pharmaceuticals, Inc.Δ*	21,300	1,466,931
Eli Lilly & Co.Δ	25,913	1,321,563
Express Scripts Holding Co.*	3,548	249,212
Hologic, Inc.Δ*	122,506	2,738,009
Humana, Inc.	31,800	3,282,396
Johnson & Johnson	253,085	23,180,055
McKesson Corporation	28,500	4,599,900
Medtronic, Inc.	345,368	19,820,670
Merck & Co., Inc.	336,421	16,837,871
Mylan, Inc.*	124,790	5,415,886
Omnicare, Inc.Δ	80,600	4,865,016
Pfizer, Inc.	912,896	27,962,004
Questcor Pharmaceuticals, Inc.Δ	26,500	1,442,925
Stryker Corporation	4,528	340,234
Thermo Fisher Scientific, Inc.Δ	32,701	3,641,256
United Therapeutics CorporationΔ*	47,300	5,348,684
UnitedHealth Group, Inc.	114,891	8,651,292
WellPoint, Inc.	163,721	15,126,183

		191,044,062

Materials & Processing — 2.2%
Air Products & Chemicals, Inc.	6,877	768,711
Allegheny Technologies, Inc.Δ	38,600	1,375,318
CF Industries Holdings, Inc.	6,400	1,491,456
Cliffs Natural Resources, Inc.Δ	55,600	1,457,276
Dow Chemical Co. (The)	35,225	1,563,990
E.I. du Pont de Nemours & Co.	125,800	8,173,226
Freeport-McMoRan Copper & Gold, Inc.	34,658	1,307,993
Mosaic Co. (The)	9,903	468,115
Packaging Corporation of America	48,400	3,062,752
PPG Industries, Inc.	477	90,468
Rock-Tenn Co. Class A	18,200	1,911,182
Sealed Air Corporation	179,855	6,124,062

	Shares	Value
Westlake Chemical Corporation	9,900	$1,208,493

		29,003,042

Producer Durables — 10.3%
3M Co.	3,515	492,979
ADT Corporation (The)Δ*	73,437	2,971,995
AECOM Technology Corporation*	28,500	838,755
Alliant Techsystems, Inc.Δ	40,500	4,928,040
Caterpillar, Inc.	18,020	1,636,396
CSX Corporation	16,913	486,587
Cummins, Inc.Δ	1,118	157,604
Danaher Corporation	16,017	1,236,512
Delta Air Lines, Inc.	70,000	1,922,900
Emerson Electric Co.	61,575	4,321,334
Exelis, Inc.	248,300	4,732,598
FedEx Corporation	10,604	1,524,537
General Dynamics Corporation	58,845	5,622,640
General Electric Co.	763,319	21,395,832
Honeywell International, Inc.	70,500	6,441,585
Huntington Ingalls Industries, Inc.	55,400	4,986,554
Illinois Tool Works, Inc.	80,545	6,772,224
L-3 Communications Holdings, Inc.Δ	50,700	5,417,802
Lockheed Martin Corporation	11,500	1,709,590
Norfolk Southern CorporationΔ	56,818	5,274,415
Northrop Grumman CorporationΔ	60,426	6,925,424
Oshkosh Corporation	57,800	2,911,964
Raytheon Co.Δ	169,418	15,366,213
Southwest Airlines Co.	117,200	2,208,048
Stanley Black & Decker, Inc.	120,100	9,690,869
Terex CorporationΔ	187,960	7,892,440
Textron, Inc.	275,095	10,112,492
United Technologies Corporation	2,004	228,055
Waste Management, Inc.	14,168	635,718

		138,842,102

Technology — 8.5%
Adobe Systems, Inc.*	10,328	618,441
Apple, Inc.	13,236	7,426,852
Applied Materials, Inc.	214,000	3,785,660
Arrow Electronics, Inc.*	49,000	2,658,250
Avnet, Inc.	57,400	2,531,914
Broadcom Corporation Class A	10,498	311,266
CA, Inc.	76,700	2,580,955
Cisco Systems, Inc.	479,612	10,767,289
Corning, Inc.	256,758	4,575,428
EMC CorporationΔ	35,508	893,026
Hewlett-Packard Co.	64,927	1,816,657
Ingram Micro, Inc. Class A*	184,600	4,330,716
Intel Corporation	662,833	17,207,145
International Business Machines Corporation	36,975	6,935,401
Lam Research Corporation*	65,900	3,588,255
Microsoft Corporation	410,255	15,355,845
SanDisk Corporation	64,900	4,578,046
Texas Instruments, Inc.	242,200	10,635,002
Twitter, Inc.Δ*	659	41,945
Western Digital Corporation	147,360	12,363,504
Yahoo!, Inc.*	30,017	1,213,887

		114,215,484

See Notes to Financial Statements.	191

VALUE EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Utilities — 5.7%
AES CorporationΔ	654,100	$9,490,991
American Electric Power Co., Inc.	225,357	10,533,186
AT&T, Inc.	635,580	22,346,993
CenturyLink, Inc.Δ	20,074	639,357
Dominion Resources, Inc.	19,365	1,252,722
Duke Energy CorporationΔ	23,556	1,625,600
Edison International	104,900	4,856,870
Entergy CorporationΔ	130,300	8,244,081
Exelon CorporationΔ	28,947	792,858
Frontier Communications CorporationΔ	276,900	1,287,585
NextEra Energy, Inc.	14,235	1,218,801
PG&E Corporation	14,572	586,960
PPL Corporation	40,100	1,206,609
Public Service Enterprise Group, Inc.Δ	49,500	1,585,980
Southern Co. (The)Δ	29,221	1,201,275
Sprint CorporationΔ*	24,126	259,355
Verizon Communications, Inc.	188,924	9,283,725

		76,412,948

Total Common Stocks (Cost $849,547,895)		1,157,101,336

FOREIGN COMMON STOCKS — 10.0%
Bermuda — 1.6%
AXIS Capital Holdings, Ltd.	90,100	4,286,057
Everest Re Group, Ltd.Δ	31,200	4,863,144
Marvell Technology Group, Ltd.	339,300	4,879,134
Nabors Industries, Ltd.	185,455	3,150,880
PartnerRe, Ltd.	26,200	2,762,266
RenaissanceRe Holdings, Ltd.	11,500	1,119,410

		21,060,891

Canada — 0.4%
Magna International, Inc.	56,000	4,595,360
Thomson Reuters Corporation	12,314	465,715

		5,061,075

Cayman Islands — 0.2%
Herbalife, Ltd.Δ	35,700	2,809,590

France — 0.8%
Sanofi ADRΔ	212,600	11,401,738

Guernsey — 0.4%
Amdocs, Ltd.	117,700	4,853,948

Ireland — 0.8%
Covidien PLC	15,829	1,077,955
CRH PLC ADRΔ	328,300	8,388,065
Eaton Corporation PLC	15,897	1,210,080
Mallinckrodt PLCΔ*	2,152	112,463

		10,788,563

Netherlands — 0.3%
LyondellBasell Industries NV Class A	46,800	3,757,104

Panama — 0.8%
Carnival CorporationΔ	282,381	11,343,245

Singapore — 0.1%
Flextronics International, Ltd.*	127,000	986,790

Switzerland — 1.8%
ACE, Ltd.	19,325	2,000,717

	Shares	Value
Allied World Assurance Company Holdings AG	34,800	$3,925,788
Pentair, Ltd.	53,564	4,160,316
TE Connectivity, Ltd.	133,175	7,339,274
Tyco International, Ltd.	163,870	6,725,225

		24,151,320

United Kingdom — 2.8%
BP PLC ADR	219,300	10,660,173
Delphi Automotive PLC	231,800	13,938,134
Ensco PLC Class A	103,100	5,895,258
Liberty Global PLC Class A*	1,939	172,552
Noble Corporation PLC	188,600	7,066,842

		37,732,959

Total Foreign Common Stocks (Cost $107,232,807)		133,947,223

MONEY MARKET FUNDS — 11.7%
GuideStone Money Market Fund (GS4 Class)¥	48,058,108	48,058,108
Northern Institutional Liquid Assets Portfolio§	109,412,405	109,412,405

Total Money Market Funds (Cost $157,470,513)		157,470,513

	Par
U.S. TREASURY OBLIGATION — 0.0%
U.S. Treasury Bill 0.05%, 04/10/14‡‡
(Cost $649,910)	$650,000	649,925

TOTAL INVESTMENTS — 107.9% (Cost $1,114,901,125)		1,449,168,997
Liabilities in Excess of Other Assets — (7.9)%		(106,154,366)

Net Assets — 100.0%		$1,343,014,631

192	See Notes to Financial Statements.

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2013, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$1,157,101,336	$1,157,101,336	$—	$—
Foreign Common Stocks	133,947,223	133,947,223	—	—
Money Market Funds	157,470,513	157,470,513	—	—
U.S. Treasury Obligation	649,925	—	649,925	—

Total Assets - Investments in Securities	$1,449,168,997	$1,448,519,072	$649,925	$—

Other Financial Instruments***
Futures Contracts	$1,791,093	$1,791,093	$—	$—

Total Assets - Other Financial Instruments	$1,791,093	$1,791,093	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2013.

See Notes to Financial Statements.	193

Growth Equity Fund (Unaudited)

The Fund invested in a diversified portfolio of large- and medium-sized U.S. companies whose stocks were considered to have above average potential for growth in revenue and earnings. The GS4 Class of the Fund outperformed its benchmark, the Russell 1000® Growth Index, for the one-year period ended December 31, 2013 (34.52% versus 33.48%). Underweight exposure and security selection within the technology sector contributed to benchmark-relative returns, while underweight exposure and security selection within the producer durables sector detracted from benchmark-relative performance during the year.

This Fund may be suitable for investors who seek high, long-term rates of return, can accept significant short-term fluctuations in account value, want to invest in growth-oriented stocks and would like to diversify their portfolio by adding a potentially higher return, higher risk option of stocks. The Fund will not concentrate in any particular industry, but at times, it may be heavily invested in a particular economic sector. This may result in greater short-term price volatility.

At December 31, 2013, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

	%
Consumer Discretionary	21.2
Technology	18.0
Money Market Funds	15.3
Healthcare	14.7
Financial Services	13.2
Foreign Common Stocks	10.8
Energy	5.6
Producer Durables	5.5
Materials & Processing	4.0
Consumer Staples	2.5
Foreign Preferred Stocks	—	**

	110.8

** Rounds to less than 0.005%.

Growth Equity Fund (Unaudited)

Average Annual Total Returns as of 12/31/13
	GS2 Class*	GS4 Class*	Benchmark**
One Year	34.83%	34.52%	33.48%
Five Year	20.80%	20.64%	20.39%
Ten Year	7.47%	7.32%	7.83%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2013 Prospectus, as amended on October 31, 2013)(1)	0.90%	1.14%

(1)Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund for the 10-year period from December 31, 2003 to December 31, 2013, with all dividends and capital gains reinvested, with the Russell 1000® Growth Index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

GROWTH EQUITY FUND SCHEDULE OF INVESTMENTS	December 31, 2013

	Shares	Value
COMMON STOCKS — 84.7%
Consumer Discretionary — 21.2%
Amazon.com, Inc.*	98,965	$39,466,252
CBS Corporation Class B	102,271	6,518,754
Chipotle Mexican Grill, Inc.*	25,700	13,692,446
Comcast Corporation Class A	194,530	10,108,752
Costco Wholesale Corporation	89,144	10,609,027
Discovery Communications, Inc. Class A*	39,160	3,540,847
eBay, Inc.*	68,220	3,744,596
Estee Lauder Cos., Inc. (The) Class A	247,872	18,669,719
Expedia, Inc.Δ	91,030	6,341,150
Fortune Brands Home & Security, Inc.	99,370	4,541,209
Fossil Group, Inc.*	37,037	4,442,218
Gap, Inc. (The)	88,417	3,455,336
General Motors Co.*	138,866	5,675,453
Hertz Global Holdings, Inc.*	134,905	3,860,981
Home Depot, Inc. (The)	68,130	5,609,824
Jarden Corporation*	110,970	6,808,010
Johnson Controls, Inc.	148,918	7,639,493
Lennar Corporation Class AΔ	120,280	4,758,277
Liberty Media Corporation Class A*	20,643	3,023,167
Lululemon Athletica, Inc.Δ*	43,652	2,576,778
NIKE, Inc. Class B	312,091	24,542,836
Panera Bread Co. Class A*	6,096	1,077,102
priceline.com, Inc.*	27,330	31,768,392
Ralph Lauren Corporation	29,840	5,268,849
Sirius XM Holdings, Inc.Δ*	2,140,722	7,471,120
Starbucks Corporation	294,052	23,050,736
Starwood Hotels & Resorts Worldwide, Inc.	159,538	12,675,294
TJX Cos., Inc.	74,353	4,738,517
Ulta Salon Cosmetics & Fragrance, Inc.*	81,200	7,837,424
Walt Disney Co. (The)	195,920	14,968,288
Whirlpool Corporation	18,345	2,877,597

		301,358,444

Consumer Staples — 2.5%
Church & Dwight Co., Inc.	75,280	4,989,558
Green Mountain Coffee Roasters, Inc.Δ*	40,870	3,088,955
Mead Johnson Nutrition Co.	84,745	7,098,241
Monster Beverage Corporation*	90,300	6,119,631
Procter & Gamble Co. (The)	61,279	4,988,723
Safeway, Inc.	78,500	2,556,745
Whole Foods Market, Inc.	108,820	6,293,061

		35,134,914

Energy — 5.6%
Anadarko Petroleum Corporation	41,390	3,283,055
Antero Resources Corporation*	34,947	2,217,038
Continental Resources, Inc.Δ*	82,446	9,276,824
EOG Resources, Inc.	37,210	6,245,326
FMC Technologies, Inc.Δ*	336,099	17,547,729
Halliburton Co.	106,172	5,388,229
National Oilwell Varco, Inc.Δ	119,500	9,503,835
Noble Energy, Inc.	77,433	5,273,962

	Shares	Value
Occidental Petroleum Corporation	38,665	$3,677,041
Pioneer Natural Resources Co.	37,011	6,812,615
Southwestern Energy Co.*	241,000	9,478,530

		78,704,184

Financial Services — 13.2%
American Express Co.	32,900	2,985,017
American International Group, Inc.	74,050	3,780,253
BlackRock, Inc.	16,150	5,110,991
Charles Schwab Corporation (The)Δ	618,015	16,068,390
Citigroup, Inc.	370,598	19,311,862
CME Group, Inc.	34,700	2,722,562
Discover Financial Services	228,073	12,760,684
FleetCor Technologies, Inc.*	67,054	7,856,717
Goldman Sachs Group, Inc. (The)	19,390	3,437,071
Hartford Financial Services Group, Inc.Δ	140,550	5,092,126
IntercontinentalExchange Group, Inc.*	33,699	7,579,579
JPMorgan Chase & Co.	147,300	8,614,104
Mastercard, Inc. Class A	18,719	15,638,976
Morgan Stanley	406,940	12,761,638
Ocwen Financial Corporation*	29,700	1,646,865
SLM Corporation	151,650	3,985,362
Visa, Inc. Class AΔ	262,414	58,434,350

		187,786,547

Healthcare — 14.7%
Alexion Pharmaceuticals, Inc.*	81,400	10,831,084
Allergan, Inc.	64,350	7,147,998
athenahealth, Inc.Δ*	35,900	4,828,550
Biogen Idec, Inc.*	124,788	34,909,443
BioMarin Pharmaceutical, Inc.*	73,400	5,157,818
Boston Scientific Corporation*	277,871	3,340,010
Bristol-Myers Squibb Co.Δ	53,500	2,843,525
Celgene Corporation*	68,880	11,637,965
Cerner Corporation*	154,000	8,583,960
Cooper Cos., Inc. (The)Δ	25,560	3,165,350
Covance, Inc.Δ*	53,586	4,718,783
DaVita HealthCare Partners, Inc.*	85,884	5,442,469
Express Scripts Holding Co.*	210,209	14,765,080
Gilead Sciences, Inc.Δ*	503,536	37,840,730
Intuitive Surgical, Inc.Δ*	37,259	14,310,437
McKesson Corporation	21,200	3,421,680
Pfizer, Inc.	169,926	5,204,833
Pharmacyclics, Inc.*	21,506	2,274,905
Regeneron Pharmaceuticals, Inc.Δ*	59,593	16,402,377
St. Jude Medical, Inc.	58,700	3,636,465
Thermo Fisher Scientific, Inc.	53,400	5,946,090
Zoetis, Inc.	71,420	2,334,720

		208,744,272

Materials & Processing — 4.0%
Ecolab, Inc.	78,328	8,167,261
Masco Corporation	180,178	4,102,653
Monsanto Co.	160,655	18,724,340
PPG Industries, Inc.	29,838	5,659,075
Precision Castparts Corporation	26,800	7,217,240

196	See Notes to Financial Statements.

	Shares	Value
Sherwin-Williams Co. (The)	71,182	$13,061,897

		56,932,466

Producer Durables — 5.5%
B/E Aerospace, Inc.*	77,366	6,733,163
Boeing Co. (The)	80,751	11,021,704
Cummins, Inc.	34,860	4,914,214
Danaher Corporation	94,138	7,267,453
Delta Air Lines, Inc.	193,257	5,308,770
Fluor CorporationΔ	104,230	8,368,627
Honeywell International, Inc.	46,980	4,292,563
National Instruments CorporationΔ	111,704	3,576,762
Roper Industries, Inc.Δ	42,672	5,917,753
Stericycle, Inc.*	52,234	6,068,024
Union Pacific Corporation	63,953	10,744,104
Verisk Analytics, Inc. Class A*	52,260	3,434,527

		77,647,664

Technology — 18.0%
Amphenol Corporation Class AΔ	69,404	6,189,449
ANSYS, Inc.*	41,270	3,598,744
Apple, Inc.	39,566	22,200,878
Citrix Systems, Inc.*	38,520	2,436,390
Cognizant Technology Solutions Corporation Class A*	39,427	3,981,338
Cree, Inc.Δ*	44,048	2,756,083
Crown Castle International Corporation*	50,442	3,703,956
Equinix, Inc.Δ*	18,470	3,277,502
F5 Networks, Inc.Δ*	43,130	3,918,792
Facebook, Inc. Class AΔ*	547,638	29,933,893
Google, Inc. Class A*	61,292	68,690,557
Lam Research Corporation*	37,050	2,017,372
LinkedIn Corporation, Class AΔ*	85,065	18,444,644
NetApp, Inc.	110,947	4,564,360
QUALCOMM, Inc.	169,571	12,590,647
Rovi Corporation*	7	138
Salesforce.com, Inc.Δ*	667,972	36,865,375
ServiceNow, Inc.*	32,492	1,819,877
Splunk, Inc.Δ*	139,617	9,587,499
Texas Instruments, Inc.	115,837	5,086,403
Twitter, Inc.Δ*	17,868	1,137,298
Workday, Inc. Class AΔ*	24,050	1,999,998
Yahoo!, Inc.*	206,300	8,342,772
Yelp, Inc.*	30,474	2,101,182

		255,245,147

Total Common Stocks (Cost $850,644,898)		1,201,553,638

	Shares	Value
FOREIGN COMMON STOCKS — 10.8%
Bermuda — 0.3%
Genpact, Ltd.*	207,595	$3,813,520

British Virgin Islands — 0.3%
Michael Kors Holdings, Ltd.Δ*	55,705	4,522,689

Canada — 1.1%
Canadian Pacific Railway, Ltd.	65,885	9,969,718
Valeant Pharmaceuticals International, Inc.*	50,626	5,943,493

		15,913,211

Cayman Islands — 1.5%
Baidu, Inc. ADR*	116,500	20,723,020

Curacao — 2.3%
Schlumberger, Ltd.	355,436	32,028,338

Ireland — 0.8%
Accenture PLC Class A	62,445	5,134,228
Eaton Corporation PLC	84,150	6,405,498

		11,539,726

Jersey — 0.3%
Shire PLC ADRΔ	35,170	4,969,169

Netherlands — 2.1%
ASML Holding NVΔ	183,458	17,190,014
Core Laboratories NV	33,596	6,415,156
LyondellBasell Industries NV Class A	35,463	2,846,970
Yandex NV, Class A	78,340	3,380,371

		29,832,511

United Kingdom — 2.1%
ARM Holdings PLC ADRΔ	211,700	11,588,458
Liberty Global PLC Class A*	137,181	12,207,737
Rolls-Royce Holdings PLC*	253,865	5,359,970

		29,156,165

Total Foreign Common Stocks (Cost $110,730,767)		152,498,349

FOREIGN PREFERRED STOCKS — 0.0%
Rolls-Royce Holdings PLC Class C, 3.00%+*
(Cost $21,833)	21,832,390	36,154

MONEY MARKET FUNDS — 15.3%
GuideStone Money Market Fund (GS4 Class)¥	60,581,823	60,581,823
Northern Institutional Liquid Assets Portfolio§	156,992,176	156,992,176

Total Money Market Funds (Cost $217,573,999)		217,573,999

TOTAL INVESTMENTS — 110.8% (Cost $1,178,971,497)		1,571,662,140
Liabilities in Excess of Other Assets — (10.8)%		(153,018,295)

NET ASSETS — 100.0%		$1,418,643,845

See Notes to Financial Statements.	197

GROWTH EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2013, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$1,201,553,638	$1,201,553,638	$—	$—
Foreign Common Stocks	152,498,349	152,498,349	—	—
Foreign Preferred Stocks	36,154	—	—	36,154
Money Market Funds	217,573,999	217,573,999	—	—

Total Assets - Investments in Securities	$1,571,662,140	$1,571,625,986	$—	$36,154

Other Financial Instruments***
Futures Contracts	$2,352,173	$2,352,173	$—	$—

Total Assets - Other Financial Instruments	$2,352,173	$2,352,173	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

Management has determined that the amount of transfers between Level 1 and Level 2 compared to total net assets of the Funds is not material, therefore, the transfers between Level 1 and Level 2 are not shown for the year ended December 31, 2013.

Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the period ending December 31, 2013.

198	See Notes to Financial Statements.

Small Cap Equity Fund (Unaudited)

The Fund was comprised of domestic, small-cap stocks with both value- and growth-style orientations. The GS4 Class of the Fund generated exceptionally strong performance for the year with a return of 38.09%, slightly underperforming its benchmark, the Russell 2000® Index, for the one-year period ended December 31, 2013 (38.09% versus 38.82%). Security selection within the healthcare and technology sectors detracted from benchmark-relative returns, while security selection within the financial services and producer durables sectors contributed to benchmark-relative performance during the year. The Fund’s relative performance further benefited from a portable alpha strategy, where stock index futures contracts were used to gain small cap equity beta exposure and the underlying cash was invested in fixed income securities. Within this portion of the Fund, the fixed income securities’ performance outpaced the futures contracts’ financing costs which generated excess return for the Fund. Within the fixed income portion of the portfolio, certain derivative contracts were used to manage duration and adjust exposure along the yield curve, including U.S. Treasuries futures and options, Eurodollar futures and options and Euro-Bund futures. The Fund also used currency forwards to manage foreign currency exposure. At the Fund level, overall derivative exposure had a very slight negative impact on performance over the course of the year.

This Fund may be suitable for investors who seek higher, long-term rates of return, can accept significant short-term fluctuations in account value, want to invest in stocks of small- to medium-sized U.S. companies and would like to diversify their portfolio by adding a potentially higher return, higher risk option of stocks. Small company stocks are subject to greater risk than large company stocks due to more volatility and less liquidity. To the extent that the investment adviser misjudges current market conditions, the Fund’s volatility may be amplified by its use of derivatives and by its ability to select sub-advisers to allocate assets. Leverage may increase the risk of loss and cause fluctuations in the market value of the Fund’s portfolio to have disproportionately large effects or cause the net asset value of the Fund generally to decline faster than it would otherwise.

At December 31, 2013, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

	%
Money Market Funds	31.6
Producer Durables	16.3
Financial Services	15.2
Consumer Discretionary	12.8
Technology	12.7
Foreign Common Stocks	7.3
Healthcare	7.1
Materials & Processing	5.0
Energy	4.3
Mortgage-Backed Securities	3.4
Utilities	3.2
Corporate Bonds	2.3
Consumer Staples	1.8
Foreign Bonds	1.5
U.S. Treasury Obligations	1.5
Agency Obligations	0.7
Asset-Backed Securities	0.4
Municipal Bonds	0.1
Purchased Options	—	**
Rights/Warrants	—	**
Written Option	—	**

	127.2

** Rounds to less than 0.005%.

Small Cap Equity Fund (Unaudited)

Average Annual Total Returns as of 12/31/13
	GS2 Class*	GS4 Class*	Benchmark**
One Year	38.39%	38.09%	38.82%
Five Year	21.51%	21.29%	20.08%
Ten Year	8.67%	8.50%	9.07%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2013 Prospectus, as amended on October 31, 2013)(1)	1.05%	1.29%

(1)Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund for the 10-year period from December 31, 2003 to December 31, 2013, with all dividends and capital gains reinvested, with the Russell 2000® Index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

SMALL CAP EQUITY FUND SCHEDULE OF INVESTMENTS	December 31, 2013

	Shares	Value
COMMON STOCKS — 78.4%
Consumer Discretionary — 12.8%
ANN, Inc.*	15,200	$555,712
Arctic Cat, Inc.	12,000	683,760
Ascena Retail Group, Inc.*	51,300	1,085,508
Blue Nile, Inc.Δ*	13,200	621,588
Bright Horizons Family Solutions, Inc.Δ*	33,600	1,234,464
Buffalo Wild Wings, Inc.*	8,390	1,235,008
Burlington Stores, Inc.*	10,600	339,200
Cato Corporation (The) Class A	35,500	1,128,900
CEC Entertainment, Inc.Δ	8,200	363,096
Chegg, Inc.*	9,800	83,398
Children’s Place Retail Stores, Inc. (The)Δ*	6,300	358,911
Chuy’s Holdings, Inc.Δ*	5,642	203,225
Deckers Outdoor CorporationΔ*	20,500	1,731,430
Destination Maternity Corporation	32,000	956,160
Destination XL Group, Inc.Δ*	323,288	2,124,002
Drew Industries, Inc.*	36,400	1,863,680
DSW, Inc. Class A	17,400	743,502
Fiesta Restaurant Group, Inc.*	5,800	302,992
Finish Line, Inc. (The) Class A	6,800	191,556
Five Below, Inc.Δ*	16,600	717,120
Fox Factory Holding Corporation*	38,700	681,894
FTD Cos., Inc.Δ*	15,520	505,642
GameStop Corporation Class AΔ	29,000	1,428,540
Gentex CorporationΔ	32,400	1,068,876
G-III Apparel Group, Ltd.*	14,700	1,084,713
Goodyear Tire & Rubber Co. (The)	37,200	887,220
Grand Canyon Education, Inc.*	47,600	2,075,360
Harman International Industries, Inc.	22,878	1,872,564
Hibbett Sports, Inc.Δ*	22,700	1,525,667
Inter Parfums, Inc.	24,700	884,507
ITT Educational Services, Inc.Δ*	29,500	990,610
Jarden Corporation*	8,000	490,800
Kirkland’s, Inc.*	75,300	1,782,351
Krispy Kreme Doughnuts, Inc.Δ*	27,000	520,830
Lear Corporation	33,900	2,744,883
Libbey, Inc.*	75,800	1,591,800
Lions Gate Entertainment CorporationΔ	31,038	982,663
Lithia Motors, Inc. Class AΔ	19,000	1,318,980
Mattress Firm Holding CorporationΔ*	20,100	865,104
Monro Muffler Brake, Inc.Δ	31,250	1,761,250
National CineMedia, Inc.	70,000	1,397,200
Nu Skin Enterprises, Inc. Class A	16,200	2,239,164
Nutrisystem, Inc.	66,500	1,093,260
Oxford Industries, Inc.	16,550	1,335,088
Pandora Media, Inc.Δ*	63,700	1,694,420
Red Robin Gourmet Burgers, Inc.Δ*	5,600	411,824
RG Barry Corporation	76,740	1,481,082
Ryland Group, Inc. (The)Δ	24,400	1,059,204
Sally Beauty Holdings, Inc.*	45,300	1,369,419
SFX Entertainment, Inc.Δ*	19,200	230,400

	Shares	Value
Shutterfly, Inc.Δ*	25,600	$1,303,808
Shutterstock, Inc.Δ*	12,600	1,053,738
Smith & Wesson Holding CorporationΔ*	304,400	4,106,356
Sotheby’s	37,500	1,995,000
Steven Madden, Ltd.*	35,850	1,311,752
Sturm Ruger & Co., Inc.Δ	30,300	2,214,627
Tower International, Inc.*	98,700	2,112,180
Universal Electronics, Inc.*	103,654	3,950,254
Vera Bradley, Inc.Δ*	34,100	819,764
Vince Holding Corporation*	7,900	242,293
Zagg, Inc.Δ*	178,100	774,735

		73,783,034

Consumer Staples — 1.8%
Andersons, Inc. (The)	10,200	909,534
Annie’s, Inc.Δ*	18,250	785,480
Boulder Brands, Inc.Δ*	25,638	406,618
Cal-Maine Foods, Inc.	1,400	84,322
Chef’s Warehouse, Inc. (The)Δ*	35,900	1,046,844
Diamond Foods, Inc.Δ*	20,200	521,968
Hain Celestial Group, Inc. (The)*	13,901	1,261,933
Natural Grocers by Vitamin Cottage, Inc.Δ*	5,555	235,810
Omega Protein CorporationΔ*	40,700	500,203
PetMed Express, Inc.Δ	10,300	171,289
United Natural Foods, Inc.*	44,600	3,362,394
WhiteWave Foods Co. Class A*	41,834	959,672

		10,246,067

Energy — 4.3%
American Standard Energy Corporation@*	8,702	1,925
Athlon Energy, Inc.*	23,000	695,750
Bonanza Creek Energy, Inc.*	18,725	813,976
CARBO Ceramics, Inc.Δ	4,900	570,997
Dawson Geophysical Co.Δ*	10,500	355,110
Delek US Holdings, Inc.	13,500	464,535
Diamondback Energy, Inc.Δ*	22,836	1,207,111
Geospace Technologies CorporationΔ*	23,000	2,181,090
Green Plains Renewable Energy, Inc.Δ	26,000	504,140
Gulfport Energy Corporation*	46,900	2,961,735
Hornbeck Offshore Services, Inc.Δ*	22,550	1,110,137
Laredo Petroleum Holdings, Inc.Δ*	26,600	736,554
Matador Resources Co.Δ*	44,150	822,956
Parker Drilling Co.*	118,000	959,340
PDC Energy, Inc.*	14,500	771,690
Renewable Energy Group, Inc.Δ*	148,900	1,706,394
RPC, Inc.Δ	64,300	1,147,755
Sanchez Energy CorporationΔ*	31,200	764,712
SEACOR Holdings, Inc.Δ*	7,400	674,880
SM Energy Co.	24,700	2,052,817
Stone Energy Corporation*	40,300	1,393,977
SunPower CorporationΔ*	17,082	509,214
Vaalco Energy, Inc.Δ*	336,500	2,318,485

		24,725,280

Financial Services — 15.2%
American Equity Investment Life Holding Co.Δ	65,700	1,733,166

See Notes to Financial Statements.	201

SMALL CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
American Financial Group, Inc.	42,900	$2,476,188
AMERISAFE, Inc.	43,665	1,844,410
Apartment Investment & Management Co. Class A REIT	30,700	795,437
Ashford Hospitality Prime, Inc.	19,680	358,176
Ashford Hospitality Trust, Inc. REITΔ	98,400	814,752
Assurant, Inc.	41,400	2,747,718
Banner Corporation	50,800	2,276,856
Brandywine Realty Trust REIT	80,000	1,127,200
Cardtronics, Inc.*	39,200	1,703,240
CBL & Associates Properties, Inc. REITΔ	76,400	1,372,144
CBRE Group, Inc. Class A*	88,000	2,314,400
Cedar Realty Trust, Inc. REIT	139,300	872,018
Central Pacific Financial Corporation	23,400	469,872
Chemical Financial Corporation	16,091	509,602
Columbia Banking System, Inc.	16,600	456,666
Comerica, Inc.	14,100	670,314
Community Bank System, Inc.Δ	34,300	1,361,024
Compass Diversified Holdings LLC	139,275	2,733,968
CoreSite Realty Corporation REITΔ	10,400	334,776
CubeSmart REIT	123,000	1,960,620
DiamondRock Hospitality Co. REIT	56,000	646,800
DuPont Fabros Technology, Inc. REITΔ	79,700	1,969,387
E*TRADE Financial Corporation*	74,400	1,461,216
Equity Lifestyle Properties, Inc. REIT	32,700	1,184,721
Euronet Worldwide, Inc.*	17,100	818,235
EverBank Financial CorporationΔ	61,600	1,129,744
FBL Financial Group, Inc. Class A	14,500	649,455
First Interstate Bancsystem, Inc.	82,600	2,343,362
First Midwest Bancorp, Inc.	22,400	392,672
First Niagara Financial Group, Inc.	42,500	451,350
Genworth Financial, Inc. Class AΔ*	25,200	391,356
Global Payments, Inc.Δ	41,700	2,710,083
Hanmi Financial CorporationΔ	20,100	439,989
Hanover Insurance Group, Inc. (The)	25,900	1,546,489
HCI Group, Inc.Δ	11,600	620,600
Heartland Payment Systems, Inc.Δ	45,700	2,277,688
Huntington Bancshares, Inc.Δ	305,900	2,951,935
Investment Technology Group, Inc.*	24,400	501,664
Jack Henry & Associates, Inc.	36,300	2,149,323
Kennedy-Wilson Holdings, Inc.	29,325	652,481
KKR Financial Holdings LLC	124,900	1,522,531
Lakeland Financial CorporationΔ	33,400	1,302,600
LaSalle Hotel Properties REITΔ	44,500	1,373,270
Manning & Napier, Inc.	93,300	1,646,745
MarketAxess Holdings, Inc.	19,400	1,297,278
MoneyGram International, Inc.*	27,000	561,060

	Shares	Value
National Bank Holdings Corporation Class AΔ	22,300	$477,220
Portfolio Recovery Associates, Inc.Δ*	21,400	1,130,776
PrivateBancorp, Inc.	24,250	701,553
ProAssurance Corporation	34,700	1,682,256
RLJ Lodging Trust REIT	96,800	2,354,176
Rockville Financial, Inc.Δ	1,200	17,052
Sabra Health Care REIT, Inc.Δ	29,700	776,358
Safeguard Scientifics, Inc.Δ*	42,400	851,816
Safety Insurance Group, Inc.	17,800	1,002,140
Signature Bank*	4,100	440,422
Simmons First National Corporation Class AΔ	16,900	627,835
Sunstone Hotel Investors, Inc.REIT	76,300	1,022,420
SVB Financial Group*	1,200	125,832
United Community Banks, Inc.*	92,700	1,645,425
Unum Group	50,600	1,775,048
Waddell & Reed Financial, Inc. Class A	32,500	2,116,400
WEX, Inc.*	22,900	2,267,787
Wilshire Bancorp, Inc.	75,500	825,215
Wintrust Financial CorporationΔ	52,300	2,412,076
WisdomTree Investments, Inc.Δ*	49,300	873,103
World Acceptance CorporationΔ*	23,500	2,056,955
Zillow, Inc. Class AΔ*	5,291	432,433

		87,538,879

Healthcare — 7.1%
Acadia Healthcare Co., Inc.Δ*	17,800	842,474
Air Methods CorporationΔ*	40,500	2,362,365
Align Technology, Inc.*	21,200	1,211,580
Alnylam Pharmaceuticals, Inc.*	11,180	719,210
Array BioPharma, Inc.Δ*	96,100	481,461
AVANIR Pharmaceuticals, Inc. Class AΔ*	135,300	454,608
Bio-Reference Labs, Inc.Δ*	31,800	812,172
BioScrip, Inc.*	235,100	1,739,740
Brookdale Senior Living, Inc.Δ*	25,700	698,526
Celldex Therapeutics, Inc.Δ*	41,100	995,031
Clovis Oncology, Inc.*	10,800	650,916
Covance, Inc.*	7,200	634,032
Five Star Quality Care, Inc.+*	2,086	—
Globus Medical, Inc. Class A*	31,300	631,634
Haemonetics CorporationΔ*	24,500	1,032,185
Hanger, Inc.*	10,700	420,938
Hill-Rom Holdings, Inc.	33,100	1,368,354
IPC The Hospitalist Co., Inc.Δ*	15,900	944,301
Isis Pharmaceuticals, Inc.Δ*	10,200	406,368
Magellan Health Services, Inc.*	13,800	826,758
Masimo CorporationΔ*	48,900	1,429,347
Medidata Solutions, Inc.*	8,342	505,275
Meridian Bioscience, Inc.Δ	6,600	175,098
MWI Veterinary Supply, Inc.Δ*	2,400	409,416
Myriad Genetics, Inc.Δ*	89,700	1,881,906
Omnicare, Inc.Δ	31,456	1,898,684
Pacira Pharmaceuticals, Inc.Δ*	8,300	477,167
PDL BioPharma, Inc.Δ	257,400	2,172,456

202	See Notes to Financial Statements.

	Shares	Value
Providence Service Corporation (The)*	20,600	$529,832
Puma Biotechnology, Inc.*	4,500	465,885
Questcor Pharmaceuticals, Inc.Δ	8,900	484,605
Sirona Dental Systems, Inc.*	8,200	575,640
Surgical Care Affiliates, Inc.*	32,300	1,125,332
Team Health Holdings, Inc.*	33,700	1,535,035
TESARO, Inc.*	5,300	149,672
United Therapeutics CorporationΔ*	36,200	4,093,496
US Physical Therapy, Inc.	32,600	1,149,476
Volcano CorporationΔ*	35,700	780,045
WebMD Health CorporationΔ*	25,200	995,400
West Pharmaceutical Services, Inc.	60,000	2,943,600

		41,010,020

Materials & Processing — 5.0%
Acuity Brands, Inc.Δ	8,726	953,926
Cliffs Natural Resources, Inc.Δ	46,300	1,213,523
Comfort Systems USA, Inc.	102,800	1,993,292
Eagle Materials, Inc.	11,249	871,010
Ferro Corporation*	151,300	1,941,179
FutureFuel Corporation	72,327	1,142,767
Insteel Industries, Inc.Δ	54,800	1,245,604
Interface, Inc.	95,500	2,097,180
Kaiser Aluminum CorporationΔ	9,600	674,304
Koppers Holdings, Inc.	38,500	1,761,375
Landec Corporation*	49,500	599,940
Lennox International, Inc.	14,100	1,199,346
Martin Marietta Materials, Inc.	8,134	812,912
OMNOVA Solutions, Inc.*	162,310	1,478,644
P.H. Glatfelter Co.	6,100	168,604
Packaging Corporation of America	21,400	1,354,192
Patrick Industries, Inc.*	27,100	784,003
PolyOne Corporation	54,075	1,911,551
RBC Bearings, Inc.Δ*	12,700	898,525
Rexnord Corporation*	41,500	1,120,915
Rock-Tenn Co. Class A	10,400	1,092,104
Rockwood Holdings, Inc.	5,600	402,752
Universal Stainless & Alloy Products, Inc.Δ*	61,049	2,201,427
Westlake Chemical Corporation	8,700	1,062,009

		28,981,084

Producer Durables — 16.3%
A.O. Smith CorporationΔ	22,900	1,235,226
AAR Corporation	78,000	2,184,780
ACCO Brands CorporationΔ*	243,900	1,639,008
Advisory Board Co. (The)Δ*	24,500	1,559,915
AECOM Technology Corporation*	59,800	1,759,914
Albany International Corporation Class A	46,075	1,655,475
Allegiant Travel Co.*	9,800	1,033,312
Alliant Techsystems, Inc.Δ	21,100	2,567,448
Astronics Corporation*	48,360	2,466,360
Atlas Air Worldwide Holdings, Inc.*	14,400	592,560
AZZ, Inc.Δ	71,501	3,493,539
Brink’s Co. (The)	43,400	1,481,676
Chart Industries, Inc.Δ*	8,500	812,940
Clean Harbors, Inc.Δ*	30,800	1,846,768
Coleman Cable, Inc.	33,300	873,126

	Shares	Value
Columbus McKinnon Corporation*	101,035	$2,742,090
Consolidated Graphics, Inc.*	24,300	1,638,792
Corporate Executive Board Co. (The)	26,000	2,013,180
CoStar Group, Inc.*	23,557	4,348,151
Curtiss-Wright CorporationΔ	5,500	342,265
Ducommun, Inc.*	45,997	1,371,170
Dycom Industries, Inc.*	78,800	2,189,852
Electronics For Imaging, Inc.*	13,300	515,109
EMCOR Group, Inc.	39,800	1,689,112
EnerSys, Inc.Δ	40,700	2,852,663
Exelis, Inc.	139,900	2,666,494
ExlService Holdings, Inc.*	53,250	1,470,765
GP Strategies CorporationΔ*	51,100	1,522,269
Greenbrier Cos., Inc. (The)Δ*	66,100	2,170,724
Gulfmark Offshore, Inc. Class A	18,900	890,757
Healthcare Services Group, Inc.Δ	23,850	676,624
HEICO Corporation Class AΔ*	5,875	340,456
Huntington Ingalls Industries, Inc.	25,700	2,313,257
Huron Consulting Group, Inc.*	12,872	807,332
JetBlue Airways CorporationΔ*	70,900	606,195
Lexmark International, Inc. Class AΔ	29,800	1,058,496
Liquidity Services, Inc.Δ*	42,600	965,316
MAXIMUS, Inc.	25,900	1,139,341
McGrath RentCorpΔ	21,800	867,640
Measurement Specialties, Inc.*	36,100	2,190,909
Mobile Mini, Inc.Δ	15,500	638,290
Old Dominion Freight Line, Inc.*	53,400	2,831,268
On Assignment, Inc.*	78,000	2,723,760
Orbital Sciences Corporation*	41,800	973,940
Oshkosh CorporationΔ	28,500	1,435,830
Park-Ohio Holdings Corporation*	7,700	403,480
Pitney Bowes, Inc.Δ	76,600	1,784,780
Powell Industries, Inc.	10,300	689,997
Primoris Services Corporation	61,300	1,908,269
Roadrunner Transportation Systems, Inc.*	19,900	536,305
Rush Enterprises, Inc. Class AΔ*	30,800	913,220
SP Plus CorporationΔ*	27,000	703,080
Spirit Airlines, Inc.*	22,500	1,021,725
Sun Hydraulics CorporationΔ	42,600	1,739,358
Taser International, Inc.*	23,544	373,879
Terex Corporation	7,800	327,522
Trimas Corporation*	24,500	977,305
Tutor Perini Corporation*	27,700	728,510
URS CorporationΔ	27,900	1,478,421
Wabtec CorporationΔ	31,600	2,346,932
WageWorks, Inc.Δ*	45,150	2,683,716
WESCO International, Inc.Δ*	17,700	1,611,939

		93,422,532

Technology — 12.7%
Acacia Research CorporationΔ	55,200	802,608
Acxiom CorporationΔ*	15,027	555,698
Applied Micro Circuits CorporationΔ*	55,712	745,427

See Notes to Financial Statements.	203

SMALL CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Arrow Electronics, Inc.*	23,300	$1,264,025
Aspen Technology, Inc.*	41,300	1,726,340
Avnet, Inc.	11,000	485,210
Bankrate, Inc.Δ*	35,400	635,076
Benefitfocus, Inc.Δ*	13,800	796,812
Bottomline Technologies, Inc.Δ*	49,800	1,800,768
BroadSoft, Inc.*	24,500	669,830
Cavium, Inc.Δ*	19,800	683,298
ChannelAdvisor Corporation*	12,300	513,033
Cirrus Logic, Inc.Δ*	33,200	678,276
Cognex Corporation	16,100	614,698
CommVault Systems, Inc.Δ*	21,100	1,579,968
Computer Task Group, Inc.Δ	76,200	1,440,180
comScore, Inc.*	16,913	483,881
Cornerstone OnDemand, Inc.*	13,000	693,420
Dealertrack Holdings, Inc.Δ*	47,300	2,274,184
Demandware, Inc.*	18,300	1,173,396
DigitalGlobe, Inc.*	46,600	1,917,590
Envestnet, Inc.*	14,500	584,350
FEI Co.	3,100	277,016
Global Eagle Entertainment, Inc.Δ*	37,200	553,164
Hittite Microwave Corporation*	14,200	876,566
Imperva, Inc.*	10,100	486,113
Infoblox, Inc.*	54,100	1,786,382
Informatica Corporation*	19,000	788,500
Ingram Micro, Inc. Class A*	105,300	2,470,338
Interactive Intelligence Group, Inc.*	44,300	2,984,048
InterDigital, Inc.Δ	23,400	690,066
IPG Photonics CorporationΔ*	6,200	481,182
Manhattan Associates, Inc.*	17,500	2,055,900
Marketo, Inc.*	24,600	911,922
Methode Electronics, Inc.	9,500	324,805
Monotype Imaging Holdings, Inc.	32,000	1,019,520
NIC, Inc.*	107,950	2,684,716
OpenTable, Inc.Δ*	7,700	611,149
PDF Solutions, Inc.Δ*	30,200	773,724
Proofpoint, Inc.*	24,700	819,299
PROS Holdings, Inc.*	18,750	748,125
Qlik Technologies, Inc.*	44,000	1,171,720
QLogic Corporation*	193,700	2,291,471
RealPage, Inc.Δ*	40,500	946,890
Sapient Corporation*	34,400	597,184
Semtech CorporationΔ*	28,050	709,104
Skyworks Solutions, Inc.*	68,200	1,947,792
Solera Holdings, Inc.	43,250	3,060,370
Sonus Networks, Inc.*	137,625	433,519
Synchronoss Technologies, Inc.Δ*	55,800	1,733,706
Take-Two Interactive Software, Inc.Δ*	107,300	1,863,801
Tessco Technologies, Inc.Δ	56,799	2,290,136
Textura CorporationΔ*	25,000	748,500
Trulia, Inc.Δ*	7,737	272,884
Tyler Technologies, Inc.Δ*	58,500	5,974,605
Ultimate Software Group, Inc. (The)*	20,400	3,125,688
United Online, Inc.Δ*	11,085	152,530
Verint Systems, Inc.*	6,800	291,992
ViaSat, Inc.Δ*	8,713	545,869
Vocera Communications, Inc.Δ*	29,800	465,178

	Shares	Value
Yelp, Inc.*	13,189	$909,381

		72,992,923

Utilities — 3.2%
Atmos Energy Corporation	39,700	1,803,174
CMS Energy Corporation	54,200	1,450,934
El Paso Electric Co.	64,400	2,261,084
Great Plains Energy, Inc.Δ	55,600	1,347,744
Inteliquent, Inc.	143,000	1,633,060
j2 Global, Inc.Δ	37,700	1,885,377
New Jersey Resources CorporationΔ	42,000	1,942,080
Pinnacle West Capital CorporationΔ	42,800	2,264,976
PNM Resources, Inc.	14,700	354,564
Vectren CorporationΔ	66,900	2,374,950
West Corporation	29,950	770,015

		18,087,958

Total Common Stocks (Cost $354,117,814)		450,787,777

FOREIGN COMMON STOCKS — 7.3%
Bermuda — 3.1%
Aspen Insurance Holdings, Ltd.	59,800	2,470,338
AXIS Capital Holdings, Ltd.	53,100	2,525,967
Everest Re Group, Ltd.	18,700	2,914,769
Helen of Troy, Ltd.*	30,100	1,490,251
Marvell Technology Group, Ltd.	152,100	2,187,198
Montpelier Re Holdings, Ltd.Δ	59,200	1,722,720
PartnerRe, Ltd.	16,700	1,760,681
Platinum Underwriters Holdings, Ltd.	36,100	2,212,208
RenaissanceRe Holdings, Ltd.Δ	3,800	369,892

		17,654,024

British Virgin Islands — 0.1%
UTi Worldwide, Inc.Δ	50,300	883,268

Canada — 1.5%
Celestica, Inc.*	180,400	1,876,160
Domtar Corporation	27,400	2,584,916
Gran Tierra Energy, Inc.*	255,000	1,864,050
Resolute Forest Products*	143,600	2,300,472

		8,625,598

Cayman Islands — 0.4%
Greenlight Capital Re, Ltd. Class A*	65,300	2,201,263
Herbalife, Ltd.Δ	1,800	141,660

		2,342,923

Guernsey — 0.4%
Amdocs, Ltd.	50,500	2,082,620

Ireland — 0.2%
Icon PLC ADR*	24,008	970,163

Israel — 0.2%
SodaStream International, Ltd.Δ*	27,500	1,365,100

Netherlands — 0.3%
AerCap Holdings NV*	34,800	1,334,580
VistaPrint NVΔ*	2,700	153,495

		1,488,075

Puerto Rico — 0.2%
EVERTEC, Inc.	51,050	1,258,893

204	See Notes to Financial Statements.

	Shares	Value
Switzerland — 0.5%
Allied World Assurance Company Holdings AG	22,000	$2,481,820
Foster Wheeler AG*	20,300	670,306

		3,152,126

United Kingdom — 0.4%
Xyratex, Ltd.	176,881	2,350,749

Total Foreign Common Stocks (Cost $35,596,025)		42,173,539

RIGHTS/WARRANTS — 0.0%
Asen Warrants A+@	25,000	127
Asen Warrants B+@	25,000	68
Asen Warrants C+@	25,000	92

Total Rights/Warrants (Cost $0)		287

MONEY MARKET FUNDS — 31.6%
GuideStone Money Market Fund (GS4 Class)¥	27,331,387	27,331,387
Northern Institutional Liquid Assets Portfolio§	154,309,256	154,309,256

Total Money Market Funds (Cost $181,640,643)		181,640,643

	Par
AGENCY OBLIGATIONS — 0.7%
Farmer Mac Guaranteed Notes Trust
5.13%, 04/19/17 144A	$250,000	282,899
Federal Home Loan Bank
5.50%, 07/15/36	120,000	139,293
Federal National Mortgage Association
0.01%, 02/24/14Ω‡‡	2,330,000	2,329,862
3.03%, 10/09/19Ω†	430,000	366,146
6.25%, 05/15/29	110,000	138,263
6.63%, 11/15/30Δ	390,000	508,704
Tennessee Valley Authority
5.25%, 09/15/39	50,000	53,558

Total Agency Obligations (Cost $3,807,946)		3,818,725

ASSET-BACKED SECURITIES — 0.4%
Access Group, Inc.
0.64%, 07/25/34†	280,000	256,453
Ameriquest Mortgage Securities Asset-Backed Pass-Through Certificates
0.93%, 09/25/33†	65,826	63,106
Asset Backed Securities Corporation Home Equity Loan Trust
1.14%, 12/15/33†	24,665	23,102
Asset-Backed Pass-Through Certificates
0.85%, 04/25/34†	32,422	31,186
Avis Budget Rental Car Funding AESOP LLC
2.80%, 05/20/18 144A	125,000	128,913
2.10%, 03/20/19 144A	100,000	99,852
Bayview Financial Acquisition Trust
1.22%, 08/28/44†	91,146	85,762

	Par	Value
Bear Stearns Asset-Backed Securities Trust
1.07%, 10/27/32†	$10,235	$9,641
1.07%, 12/25/33†	91,898	90,156
Countrywide Asset-Backed Certificates
1.42%, 10/25/47†	133,680	116,299
Education Funding Capital Trust IV
3.18%, 06/15/43Ω†	100,000	84,887
Educational Funding of the South, Inc.
0.89%, 04/25/35†	180,000	179,713
EFS Volunteer No. 2 LLC
1.52%, 03/25/36 144A†	100,000	101,305
EMC Mortgage Loan Trust
0.82%, 02/25/41 144A†	40,814	37,040
Greenpoint Manufactured Housing
2.93%, 03/18/29†	50,000	43,550
3.56%, 06/19/29†	50,000	42,367
3.67%, 02/20/30†	75,000	63,401
GSAA Home Equity Trust
0.43%, 07/25/37†	151,452	128,588
MASTR Specialized Loan Trust
0.52%, 05/25/37 144A†	161,721	109,626
New Century Home Equity Loan Trust
0.88%, 10/25/33 144A†	230,156	214,861
Option One Mortgage Acceptance Corporation Asset Backed Certificate
0.97%, 11/25/32†	13,146	12,125
Renaissance Home Equity Loan Trust
1.03%, 06/25/33†	14,779	13,920
SASCO Mortgage Loan Trust
0.72%, 12/25/34†	116,518	113,408
SLM Student Loan Trust
0.67%, 09/16/24†	100,000	95,727
0.82%, 06/26/28†	280,000	280,007
SunTrust Student Loan Trust
0.36%, 01/30/23 144A†	79,524	79,019

Total Asset-Backed Securities (Cost $2,514,134)		2,504,014

CORPORATE BONDS — 2.3%
21st Century Fox America, Inc.
6.75%, 01/09/38	20,000	22,786
AbbVie, Inc.
1.75%, 11/06/17Δ	150,000	149,882
2.90%, 11/06/22	100,000	93,645
Access Midstream Partners LP
4.88%, 05/15/23	40,000	38,800
AES Corporation
7.75%, 10/15/15Δ	17,000	18,870
8.00%, 06/01/20	40,000	47,000
7.38%, 07/01/21	10,000	11,325
4.88%, 05/15/23	20,000	18,800
Ally Financial, Inc.
7.50%, 09/15/20	90,000	105,188
American Express Co.
6.80%, 09/01/66†	140,000	149,695

See Notes to Financial Statements.	205

SMALL CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
American International Group, Inc.
5.85%, 01/16/18	$180,000	$206,846
Amgen, Inc.
3.88%, 11/15/21Δ	150,000	154,332
Apache Corporation
5.63%, 01/15/17	110,000	123,716
Arch Coal, Inc.
7.00%, 06/15/19Δ	70,000	56,000
AT&T, Inc.
3.88%, 08/15/21	30,000	30,443
Atwood Oceanics, Inc.
6.50%, 02/01/20Δ	20,000	21,450
BAC Capital Trust XIV
4.00%, 09/29/49†Δ	10,000	7,455
Baker Hughes, Inc.
7.50%, 11/15/18	60,000	74,001
Ball Corporation
5.00%, 03/15/22	120,000	119,400
4.00%, 11/15/23Δ	10,000	9,000
Bank of America Corporation
5.42%, 03/15/17Δ	60,000	66,012
3.88%, 03/22/17	20,000	21,363
5.75%, 12/01/17	200,000	227,825
2.60%, 01/15/19	90,000	90,503
3.30%, 01/11/23	100,000	94,809
Boeing Capital Corporation
4.70%, 10/27/19	40,000	44,940
Boeing Co.
4.88%, 02/15/20	40,000	44,657
Calpine Corporation
7.88%, 01/15/23 144AΔ	72,000	79,020
CCO Holdings LLC
7.00%, 01/15/19Δ	70,000	73,937
6.50%, 04/30/21	10,000	10,325
6.63%, 01/31/22	10,000	10,350
Cellco Partnership
8.50%, 11/15/18Δ	10,000	12,674
Chesapeake Energy Corporation
6.13%, 02/15/21Δ	60,000	64,650
CIT Group, Inc.
4.25%, 08/15/17Δ	20,000	20,900
5.00%, 08/01/23Δ	40,000	38,700
Citigroup, Inc.
6.38%, 08/12/14	11,000	11,372
5.50%, 10/15/14	23,000	23,859
3.95%, 06/15/16Δ	70,000	74,517
6.00%, 08/15/17	30,000	34,221
4.50%, 01/14/22	90,000	95,535
3.38%, 03/01/23	40,000	38,094
3.50%, 05/15/23	110,000	102,698
5.50%, 09/13/25	50,000	52,776
5.35%, 04/29/49†Δ	30,000	26,453
5.95%, 07/29/49†	30,000	27,798
Cliffs Natural Resources, Inc.
3.95%, 01/15/18Δ	120,000	121,288
4.80%, 10/01/20Δ	30,000	29,860
Comcast Cable Communications Holdings, Inc.
9.46%, 11/15/22	30,000	41,620
Comcast Corporation
6.50%, 01/15/17Δ	120,000	137,568

	Par	Value
5.15%, 03/01/20Δ	$20,000	$22,341
3.13%, 07/15/22	50,000	47,803
Concho Resources, Inc.
6.50%, 01/15/22Δ	33,000	35,887
5.50%, 04/01/23	20,000	20,700
CONSOL Energy, Inc.
6.38%, 03/01/21	50,000	51,875
Continental Resources, Inc.
5.00%, 09/15/22	90,000	93,600
4.50%, 04/15/23Δ	20,000	20,300
Countrywide Financial Corporation
6.25%, 05/15/16	50,000	55,206
CSC Holdings LLC
6.75%, 11/15/21	20,000	21,650
CVS Caremark Corporation
2.75%, 12/01/22Δ	160,000	147,963
CVS Pass-Through Trust
6.94%, 01/10/30	60,134	69,044
Daimler Finance North America LLC
1.88%, 01/11/18 144A	150,000	147,899
Denbury Resources, Inc.
4.63%, 07/15/23Δ	170,000	154,275
Devon Energy Corporation
3.25%, 05/15/22Δ	40,000	38,211
5.60%, 07/15/41	30,000	31,374
Devon Financing Corporation LLC
7.88%, 09/30/31	10,000	12,896
DISH DBS Corporation
6.75%, 06/01/21Δ	40,000	42,600
Duke Energy Carolinas LLC
5.30%, 02/15/40Δ	50,000	54,484
Eagle Spinco, Inc.
4.63%, 02/15/21 144A	40,000	39,350
Eaton Corporation
1.50%, 11/02/17	30,000	29,437
2.75%, 11/02/22	100,000	93,466
4.15%, 11/02/42Δ	60,000	53,513
Ecolab, Inc.
4.35%, 12/08/21	20,000	20,773
Energy Future Intermediate Holding Co. LLC
10.00%, 12/01/20Δ	70,000	74,725
Energy Transfer Equity LP
7.50%, 10/15/20Δ	20,000	22,550
Enterprise Products Operating LLC
6.30%, 09/15/17	80,000	92,172
Express Scripts Holding, Co.
3.50%, 11/15/16	150,000	158,691
First Data Corporation
7.38%, 06/15/19 144AΔ	70,000	74,900
FirstEnergy Corporation
2.75%, 03/15/18	20,000	19,671
4.25%, 03/15/23	140,000	130,745
7.38%, 11/15/31Δ	160,000	174,297
Ford Motor Co.
4.75%, 01/15/43	70,000	63,368
Ford Motor Credit Co., LLC
12.00%, 05/15/15	140,000	160,777
Freeport-McMoRan Copper & Gold, Inc.
3.10%, 03/15/20	20,000	19,458

206	See Notes to Financial Statements.

	Par	Value
Freeport-McMoRan Copper & Gold, Inc.
3.55%, 03/01/22	$75,000	$71,404
Fresenius Medical Care US Finance, Inc.
6.88%, 07/15/17Δ	40,000	45,400
5.75%, 02/15/21 144AΔ	10,000	10,650
General Electric Capital Corporation
1.63%, 07/02/15	30,000	30,499
6.00%, 08/07/19	260,000	305,431
4.63%, 01/07/21Δ	30,000	32,763
6.38%, 11/15/67†	180,000	195,975
General Electric Co.
0.85%, 10/09/15	30,000	30,153
General Motors Financial Co., Inc.
2.75%, 05/15/16 144A	20,000	20,300
3.25%, 05/15/18 144A	20,000	20,050
4.25%, 05/15/23 144A	20,000	19,075
Goldman Sachs Capital II
4.00%, 12/01/49†	10,000	7,080
Goldman Sachs Group, Inc.
6.00%, 05/01/14	10,000	10,179
3.30%, 05/03/15	100,000	103,066
5.95%, 01/18/18	100,000	113,797
6.00%, 06/15/20	40,000	45,925
5.25%, 07/27/21	10,000	10,966
3.63%, 01/22/23Δ	90,000	87,318
6.25%, 02/01/41	130,000	150,335
Hawk Acquisition Sub, Inc.
4.25%, 10/15/20 144AΔ	40,000	38,800
Hess Corporation
8.13%, 02/15/19	80,000	99,477
HSBC Finance Corporation
6.68%, 01/15/21	20,000	23,014
Humana, Inc.
7.20%, 06/15/18	60,000	71,052
3.15%, 12/01/22	70,000	64,923
Hyundai Capital America
2.13%, 10/02/17 144A	20,000	19,881
ING US, Inc.
2.90%, 02/15/18	10,000	10,238
International Lease Finance Corporation
6.50%, 09/01/14 144A	30,000	31,125
6.75%, 09/01/16 144A	140,000	156,800
JPMorgan Chase & Co.
1.10%, 10/15/15	110,000	110,468
6.13%, 06/27/17Δ	200,000	227,344
4.40%, 07/22/20	60,000	64,590
4.25%, 10/15/20	40,000	42,464
4.35%, 08/15/21	10,000	10,556
4.50%, 01/24/22	100,000	105,952
3.38%, 05/01/23Δ	80,000	74,707
Kerr-McGee Corporation
6.95%, 07/01/24	120,000	139,667
Key Energy Services, Inc.
6.75%, 03/01/21Δ	60,000	61,800
Kinder Morgan Finance Co. LLC
6.00%, 01/15/18 144AΔ	140,000	154,110
Kraft Foods Group, Inc.
5.38%, 02/10/20	22,000	24,853
3.50%, 06/06/22	50,000	48,818

	Par	Value
Lehman Escrow Bonds
0.00%, 07/19/17+Ω†#	$160,000	$—
0.00%, 12/28/17+Ω†#	120,000	—
0.00%, 08/19/45+Ω†#	50,000	—
0.00%, 11/30/49+Ω†#	10,000	—
M&T Bank Corporation
6.88%, 12/29/49 144A	120,000	115,861
MarkWest Energy Partners LP
6.25%, 06/15/22	8,000	8,500
5.50%, 02/15/23Δ	20,000	20,250
4.50%, 07/15/23Δ	20,000	18,850
Medtronic, Inc.
4.45%, 03/15/20	40,000	43,896
MetLife, Inc.
6.75%, 06/01/16	50,000	56,884
6.40%, 12/15/66	160,000	165,200
Michaels Stores, Inc.
7.75%, 11/01/18	20,000	21,800
Mondelez International, Inc.
5.38%, 02/10/20Δ	58,000	65,591
Morgan Stanley
4.75%, 03/22/17	10,000	10,921
Nationstar Mortgage LLC
6.50%, 07/01/21	20,000	19,150
Noble Energy, Inc.
4.15%, 12/15/21	90,000	92,699
NVR, Inc.
3.95%, 09/15/22	10,000	9,468
Occidental Petroleum Corporation
3.13%, 02/15/22	40,000	39,028
2.70%, 02/15/23Δ	20,000	18,346
Oracle Corporation
1.20%, 10/15/17	20,000	19,699
Pacific Gas & Electric Co.
5.63%, 11/30/17Δ	30,000	34,019
6.05%, 03/01/34	80,000	91,919
Peabody Energy Corporation
6.25%, 11/15/21Δ	60,000	60,900
Pemex Project Funding Master Trust
6.63%, 06/15/35	90,000	95,175
PepsiCo, Inc.
0.70%, 08/13/15	70,000	70,102
7.90%, 11/01/18	13,000	16,267
Pfizer, Inc.
6.20%, 03/15/19Δ	20,000	23,736
Plains Exploration & Production Co.
6.50%, 11/15/20	10,000	11,049
Progress Energy, Inc.
3.15%, 04/01/22Δ	40,000	38,584
QEP Resources, Inc.
5.25%, 05/01/23Δ	30,000	28,275
Range Resources Corporation
5.75%, 06/01/21Δ	60,000	63,900
Raytheon Co.
3.13%, 10/15/20	30,000	30,080
Regency Energy Partners LP
6.50%, 07/15/21	42,000	44,730
4.50%, 11/01/23Δ	10,000	9,150
Reynolds Group Issuer, Inc.
5.75%, 10/15/20Δ	70,000	71,750

See Notes to Financial Statements.	207

SMALL CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Roche Holdings, Inc.
6.00%, 03/01/19 144A	$46,000	$53,892
Rock Tenn Co.
3.50%, 03/01/20	30,000	29,548
4.00%, 03/01/23	20,000	19,138
SESI LLC
7.13%, 12/15/21	10,000	11,200
SLM Corporation
3.88%, 09/10/15	70,000	72,712
8.00%, 03/25/20Δ	40,000	45,450
Southern Copper Corporation
5.25%, 11/08/42	100,000	81,598
Sprint Communications, Inc.
7.00%, 08/15/20Δ	120,000	130,500
State Street Corporation
4.96%, 03/15/18	110,000	119,453
3.10%, 05/15/23	70,000	65,217
Taylor Morrison Communities, Inc.
7.75%, 04/15/20 144A	24,000	26,520
5.25%, 04/15/21 144AΔ	20,000	19,500
Teachers Insurance & Annuity Association of America
6.85%, 12/16/39 144AΔ	60,000	74,312
Thermo Fisher Scientific, Inc.
3.60%, 08/15/21Δ	20,000	19,854
Time Warner Cable, Inc.
8.25%, 04/01/19Δ	40,000	46,911
5.00%, 02/01/20	110,000	111,835
4.13%, 02/15/21Δ	50,000	47,460
5.88%, 11/15/40	30,000	26,032
Time Warner, Inc.
4.70%, 01/15/21	30,000	31,898
6.25%, 03/29/41	10,000	11,143
Toyota Motor Credit Corporation
1.25%, 10/05/17	40,000	39,303
tw telecom holdings, Inc.
5.38%, 10/01/22	20,000	19,700
United Airline 2009-2A Pass Through Trust
9.75%, 07/15/18	32,944	37,885
UnitedHealth Group, Inc.
1.63%, 03/15/19Δ	50,000	48,208
Univision Communications, Inc.
6.75%, 09/15/22 144A	40,000	44,000
5.13%, 05/15/23 144AΔ	20,000	20,075
Verizon Communications, Inc.
6.35%, 04/01/19	10,000	11,767
4.50%, 09/15/20Δ	120,000	128,654
5.15%, 09/15/23	290,000	311,969
6.40%, 09/15/33	60,000	69,210
6.55%, 09/15/43	50,000	58,706
Virginia Electric and Power Co.
2.95%, 01/15/22Δ	40,000	38,714
Wachovia Capital Trust III
5.57%, 03/29/49†	80,000	73,600
Wal-Mart Stores, Inc.
6.50%, 08/15/37Δ	140,000	175,712
Waste Management, Inc.
7.38%, 05/15/29	20,000	24,395
WellPoint, Inc.
1.25%, 09/10/15	20,000	20,147
5.88%, 06/15/17	110,000	124,169

	Par	Value
Wells Fargo & Co.
3.68%, 06/15/16 STEP	$50,000	$53,269
2.10%, 05/08/17	20,000	20,389
1.50%, 01/16/18Δ	170,000	169,066
4.60%, 04/01/21	10,000	10,979
3.45%, 02/13/23	80,000	75,780
4.48%, 01/16/24 144A	306,000	305,216
5.38%, 11/02/43Δ	40,000	41,114
Williams Cos., Inc.
7.88%, 09/01/21	24,000	27,715
7.50%, 01/15/31	15,000	15,893
7.75%, 06/15/31	24,000	25,796
8.75%, 03/15/32Δ	5,000	5,852
Williams Partners LP
5.25%, 03/15/20	20,000	21,899
WM Wrigley Jr Co.
2.40%, 10/21/18 144A	10,000	9,950
2.90%, 10/21/19 144A	50,000	49,652
3.38%, 10/21/20 144A	10,000	9,900

Total Corporate Bonds (Cost $12,555,937)		12,912,600

FOREIGN BONDS — 1.5%
Australia — 0.1%
BHP Billiton Finance (USA), Ltd.
6.50%, 04/01/19	110,000	132,028
3.25%, 11/21/21Δ	10,000	9,958
5.00%, 09/30/43	40,000	40,828
Commonwealth Bank of Australia
3.75%, 10/15/14 144A	60,000	61,541
5.00%, 10/15/19 144A	20,000	22,321
FMG Resources August 2006 Proprietary, Ltd.
7.00%, 11/01/15 144A	10,000	10,394
Rio Tinto Finance (USA), Ltd.
9.00%, 05/01/19	90,000	117,636

		394,706

Canada — 0.3%
Anadarko Finance Co.
7.50%, 05/01/31	60,000	73,138
Barrick Gold Corporation
6.95%, 04/01/19	100,000	115,557
3.85%, 04/01/22Δ	70,000	63,153
4.10%, 05/01/23 144AΔ	80,000	72,448
Hydro-Quebec
1.38%, 06/19/17	240,000	241,017
Potash Corporation of Saskatchewan, Inc.
4.88%, 03/30/20Δ	20,000	21,668
Province of British Columbia
2.00%, 10/23/22Δ	120,000	107,926
Province of Ontario
1.10%, 10/25/17	220,000	217,716
1.20%, 02/14/18	210,000	206,153
4.40%, 04/14/20	160,000	175,794
Province of Quebec
2.63%, 02/13/23	150,000	138,056
Xstrata Finance Canada, Ltd.
2.05%, 10/23/15 144A	60,000	60,790
2.70%, 10/25/17 144A	120,000	121,472

		1,614,888

208	See Notes to Financial Statements.

	Par	Value
Cayman Islands — 0.1%
Petrobras International Finance Co.
3.88%, 01/27/16Δ	$50,000	$51,723
6.13%, 10/06/16	40,000	43,523
5.75%, 01/20/20	32,000	33,086
5.38%, 01/27/21	150,000	149,608
Transocean, Inc.
5.05%, 12/15/16Δ	10,000	11,054
6.38%, 12/15/21Δ	10,000	11,255
Vale Overseas, Ltd.
4.38%, 01/11/22	195,000	190,436
6.88%, 11/21/36	60,000	62,265

		552,950

Chile — 0.0%
Celulosa Arauco y Constitucion SA
4.75%, 01/11/22	40,000	39,170

France — 0.0%
BNP Paribas SA
2.38%, 09/14/17	130,000	132,843
Credit Agricole SA
8.38%, 10/29/49 144A†	120,000	136,800

		269,643

Hungary — 0.0%
Hungary Government International Bond
5.75%, 11/22/23	100,000	101,000

Iceland — 0.0%
Glitnir HF
6.69%, 06/15/16+ 144A#	130,000	1

Indonesia — 0.1%
Indonesia Government International Bond
4.88%, 05/05/21 144A	400,000	398,000

Italy — 0.3%
Italy Buoni Poliennali Del Tesoro
3.50%, 12/01/18(E)	1,000,000	1,427,156

Japan — 0.1%
Softbank Corporation
4.50%, 04/15/20 144AΔ	200,000	196,000
Sumitomo Mitsui Banking Corporation
3.15%, 07/22/15 144A	100,000	103,446

		299,446

Jersey — 0.0%
UBM PLC
5.75%, 11/03/20 144A	30,000	31,232

Luxembourg — 0.0%
ArcelorMittal
5.00%, 02/25/17Δ	10,000	10,775
Intelsat Jackson Holdings SA
7.50%, 04/01/21Δ	10,000	11,075
5.50%, 08/01/23 144A	100,000	95,500

		117,350

Mexico — 0.2%
America Movil SAB de CV
5.63%, 11/15/17	30,000	33,942

	Par	Value
Mexican Bonos
6.50%, 06/09/22(M)	$9,931,000	$770,821
Mexico Government International Bond
6.05%, 01/11/40Δ	10,000	10,925
4.75%, 03/08/44Δ	50,000	45,313
Petroleos Mexicanos
3.50%, 01/30/23Δ	156,000	143,325

		1,004,326

Netherlands — 0.2%
Achmea Hypotheekbank NV
3.20%, 11/03/14 144A	370,000	378,744
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
3.38%, 01/19/17	250,000	263,413
Deutsche Telekom International Finance BV
5.75%, 03/23/16	75,000	82,391
Petrobras Global Finance BV
4.38%, 05/20/23Δ	60,000	54,054
Shell International Finance BV
4.38%, 03/25/20	90,000	98,797

		877,399

Russia — 0.0%
Russian Foreign Bond
7.50%, 03/31/30 STEP	120,120	140,204

South Africa — 0.0%
South Africa Government International Bond
5.88%, 09/16/25	200,000	208,600

Spain — 0.0%
BBVA US Senior SA Unipersonal
3.25%, 05/16/14	100,000	100,812
Santander US Debt SA Unipersonal
3.72%, 01/20/15 144A	100,000	102,019
Telefonica Emisiones SA Unipersonal
5.88%, 07/15/19	30,000	33,528

		236,359

Switzerland — 0.0%
UBS AG
5.75%, 04/25/18	120,000	137,900

Turkey — 0.0%
Turkey Government International Bond
7.38%, 02/05/25	200,000	216,400

United Kingdom — 0.1%
BP Capital Markets PLC
3.88%, 03/10/15	30,000	31,218
3.56%, 11/01/21	10,000	10,049
3.25%, 05/06/22	30,000	29,130
GlaxoSmithKline Capital PLC
2.85%, 05/08/22	50,000	47,244
Lloyds Bank PLC
6.50%, 09/14/20 144AΔ	100,000	113,831
Royal Bank of Scotland Group PLC
2.55%, 09/18/15Δ	10,000	10,232

See Notes to Financial Statements.	209

SMALL CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
4.70%, 07/03/18	$10,000	$10,170
6.10%, 06/10/23Δ	60,000	60,593
6.00%, 12/19/23Δ	40,000	40,335
7.65%, 08/29/49†Δ	10,000	10,550
WPP Finance UK
8.00%, 09/15/14	100,000	104,994

		468,346

Total Foreign Bonds (Cost $8,619,206)		8,535,076

MORTGAGE-BACKED SECURITIES — 3.4%
Alternative Loan Trust
0.41%, 07/25/35†	147,278	119,585
0.43%, 07/25/35†	186,850	160,410
American Home Mortgage Investment Trust
0.87%, 04/25/44†	30,605	29,094
0.46%, 11/25/45†	150,177	129,378
Banc of America Commercial Mortgage Trust
5.42%, 09/10/45†	17,000	18,331
5.45%, 09/10/47	10,000	10,702
Bear Stearns Adjustable Rate Mortgage Trust
2.70%, 02/25/35†	55,782	48,260
Bear Stearns ALT-A Trust
2.59%, 08/25/34†	98,409	99,503
0.87%, 01/25/35†	115,571	108,851
Bear Stearns Mortgage Funding Trust
0.37%, 12/25/46†	55,257	15,256
CD 2006-CD2 Mortgage Trust
5.35%, 01/15/46†	30,000	32,216
CD 2007-CD5 Mortgage Trust
6.12%, 11/15/44†	10,000	11,140
COBALT CMBS Commercial Mortgage Trust
5.53%, 04/15/47†	25,000	27,637
COMM 2013-CCRE12 Mortgage Trust
4.05%, 10/10/46	70,000	70,648
4.30%, 10/10/46	20,000	20,093
4.76%, 10/10/46†	10,000	9,997
Commercial Mortgage Lease-Backed Certificates
6.75%, 06/20/31 144A	101,039	105,870
Commercial Mortgage Pass-Through Certificates
2.82%, 10/15/45	20,000	18,800
Credit Suisse Commercial Mortgage Trust
5.61%, 01/15/49†	60,000	63,695
Credit Suisse First Boston Mortgage Securities Corporation
6.00%, 10/25/35	83,648	55,703
Federal Home Loan Mortgage Corporation
4.00%, 10/01/25	281,354	297,137
2.73%, 05/01/37†	7,257	7,728
5.50%, 12/01/38	93,796	102,245
6.00%, 11/01/39	153,020	168,783
4.00%, 10/01/42	95,177	97,013
3.50%, 11/01/42	96,048	94,364
3.50%, 01/01/43	97,512	95,803

	Par	Value
3.50%, 05/01/43	$97,041	$96,447
4.00%, 05/01/43	98,672	101,969
Federal Home Loan Mortgage Corporation REMIC
2.99%, 06/15/27 IOΩ†	378,781	55,227
0.48%, 09/15/31 IOΩ†	672,255	106,005
6.00%, 05/15/36	122,502	135,522
13.18%, 01/15/40 IOΩ†	62,261	8,292
4.53%, 10/15/41 IOΩ†	256,860	51,497
3.00%, 05/15/43	99,653	77,677
3.00%, 07/15/43	101,256	75,621
Federal National Mortgage Association
3.00%, 01/01/26 TBA	1,300,000	1,326,660
4.50%, 05/01/31	54,035	58,087
6.00%, 04/01/33	17,175	19,276
5.00%, 07/01/33	16,592	18,070
5.00%, 09/01/33	18,112	19,735
6.00%, 02/01/34	6,274	7,040
2.37%, 09/01/35†	50,789	53,785
5.00%, 10/01/35	35,809	39,002
6.00%, 11/01/35	38,807	43,562
7.00%, 04/01/37	47,689	54,411
6.00%, 08/01/37	65,380	73,381
6.50%, 11/01/37	47,248	53,043
5.50%, 08/01/38	39,227	43,218
7.00%, 02/01/39	204,073	228,952
4.50%, 01/01/40 TBA	500,000	529,785
5.00%, 01/01/40 TBA	800,000	868,813
6.50%, 05/01/40	191,369	212,571
4.00%, 01/01/41 TBA	1,200,000	1,235,250
4.50%, 06/01/41	158,710	168,196
4.50%, 09/01/41	82,433	87,356
4.00%, 04/01/42	183,148	188,852
3.00%, 09/01/42	462,315	439,557
4.00%, 09/01/42	94,805	97,739
3.50%, 10/01/42	287,197	281,901
4.00%, 12/01/42	181,308	188,565
4.00%, 01/01/43	97,984	101,115
3.50%, 03/01/43	388,671	382,879
3.50%, 04/01/43	195,064	192,158
3.50%, 05/01/43	196,145	195,053
4.00%, 05/01/43	97,169	100,242
3.50%, 06/01/43	296,871	295,219
4.00%, 06/01/43	195,069	201,199
3.50%, 07/01/43	296,243	294,594
4.00%, 07/01/43	196,331	202,627
4.00%, 08/01/43	99,283	101,285
Federal National Mortgage Association Interest STRIP
6.50%, 04/25/27 IOΩ†	143,879	16,320
10.43%, 11/25/39 IOΩ†	51,970	9,578
3.79%, 11/25/41 IOΩ†	64,253	13,919
5.18%, 04/25/42 IOΩ†	131,507	32,034
Federal National Mortgage Association REMIC
2.55%, 06/25/27 IOΩ†	336,364	43,327
6.50%, 06/25/39	68,178	76,012
1.81%, 04/25/40 IOΩ†	239,602	47,970
13.42%, 12/25/40 IOΩ†	58,295	6,610
14.87%, 01/25/41 IOΩ†	41,745	6,241
5.50%, 07/25/41	114,704	125,421
15.06%, 07/25/41 IOΩ†	151,943	20,315

210	See Notes to Financial Statements.

	Par	Value
7.61%, 09/25/41 IOΩ†	$143,132	$22,264
13.33%, 10/25/41 IOΩ†	171,920	25,147
9.78%, 03/25/42 IOΩ†	80,667	12,575
5.50%, 04/25/42	296,158	322,806
6.00%, 05/25/42	127,673	139,603
7.00%, 05/25/42	121,843	135,311
6.50%, 07/25/42	257,534	282,078
2.50%, 04/25/43	101,257	68,659
FHLMC Multifamily Structured Pass Through Certificates
4.63%, 01/25/20 IOΩ†	210,512	10,660
3.85%, 04/25/20 IOΩ†	690,633	39,237
4.84%, 06/25/20 IOΩ†	413,848	33,184
4.57%, 08/25/20 IOΩ†	193,693	14,125
4.58%, 06/25/21 IOΩ†	268,284	19,924
4.64%, 07/25/21 IOΩ†	206,178	20,204
4.55%, 10/25/21 IOΩ†	182,105	17,426
4.75%, 12/25/21 IOΩ†	108,025	9,404
4.55%, 09/25/22 IOΩ†	109,428	6,554
First Horizon Alternative Mortgage Securities Trust
2.22%, 02/25/36†	133,519	97,314
0.53%, 02/25/37†	53,330	35,681
Government National Mortgage Association
2.25%, 03/16/35	69,814	69,863
6.50%, 10/20/37	40,482	45,909
6.82%, 02/20/38 IOΩ†	437,288	74,159
6.00%, 07/20/38	49,171	54,463
6.00%, 09/20/38	314,864	354,533
5.00%, 01/15/40	291,085	320,888
4.50%, 01/20/40	52,006	55,778
11.06%, 01/20/40 IOΩ†	51,618	8,918
4.50%, 05/20/40	53,877	57,760
6.00%, 10/20/40	39,108	43,592
3.50%, 01/15/41 TBA	300,000	302,356
4.00%, 01/20/41 TBA	500,000	519,863
4.50%, 01/20/41	58,052	62,321
4.50%, 03/20/41	317,966	341,357
4.50%, 07/20/41	55,670	59,583
3.50%, 01/20/42 TBA	300,000	302,637
2.90%, 02/16/44Ω†	209,202	214,660
2.90%, 06/16/44	69,693	71,477
2.00%, 12/16/49	100,000	99,615
10.12%, 08/16/52 IOΩ†	169,993	11,163
10.70%, 06/16/55†	169,821	11,207
1.32%, 11/20/59†	269,057	274,121
1.16%, 05/20/60†	150,080	152,130
0.67%, 01/20/61†	201,590	200,733
0.62%, 02/20/61†	211,850	209,235
0.67%, 03/20/61†	87,415	87,031
Granite Mortgages 03-2 PLC
0.74%, 07/20/43†	16,945	16,873
GreenPoint Mortgage Funding Trust
0.42%, 10/25/45†	39,606	34,910
GS Mortgage Securities Corporation II
4.27%, 11/10/46	130,000	133,265
4.65%, 11/10/46	40,000	41,169
5.16%, 11/10/46†	30,000	30,807
GS Mortgage Securities Corporation Trust
3.55%, 04/10/34 144A	26,000	25,564

	Par	Value
GS Mortgage Securities Trust
5.80%, 08/10/45†	$40,000	$43,923
4.04%, 07/10/46†	20,000	20,487
GSMPS Mortgage Loan Trust
0.51%, 03/25/35 144A†	24,417	20,698
0.51%, 09/25/35 144A†	74,605	61,907
HarborView Mortgage Loan Trust
0.41%, 06/19/35†	178,114	155,277
Homestar Mortgage Acceptance Corporation
0.62%, 07/25/34†	65,557	63,790
Impac CMB Trust
0.97%, 03/25/33†	12,824	12,584
JP Morgan Chase Commercial Mortgage Securities Trust
1.57%, 10/15/30 144A†	100,000	100,288
5.87%, 02/12/51†	10,000	11,315
JPMBB Commercial Mortgage Securities Trust
4.42%, 11/15/45	40,000	40,903
5.08%, 11/15/45†	20,000	20,092
4.89%, 01/15/47†	10,000	10,056
LB-UBS Commercial Mortgage Trust
6.16%, 09/15/45†	40,000	45,720
Lehman XS Trust
0.47%, 11/25/35†	154,092	136,940
0.47%, 12/25/35†	62,226	33,491
MASTR Adjustable Rate Mortgages Trust
0.94%, 12/25/46†	185,550	101,779
Merrill Lynch Mortgage Investors Trust
5.05%, 05/25/34†	11,085	10,867
Merrill Lynch-Countrywide Financial Corporation Commercial Mortgage Trust
5.49%, 03/12/51†	160,000	175,997
Morgan Stanley Bank of America Merrill Lynch Trust
5.30%, 08/15/45 IO 144AΩ†	137,540	13,026
3.46%, 05/15/46	50,000	47,264
Morgan Stanley Capital I Trust
5.69%, 04/15/49†	60,000	66,449
Nomura Asset Acceptance Corporation Alternative Loan Trust
5.96%, 03/25/47 STEP	67,594	67,524
6.14%, 03/25/47 STEP	55,304	55,239
RBSCF Trust
3.83%, 01/13/32+ 144A†	160,000	157,526
RBSSP Resecuritization Trust
3.14%, 12/26/35 144A†	19,185	19,750
Residential Accredit Loans, Inc.
3.13%, 12/26/34†	193,110	160,994
Structured Adjustable Rate Mortgage Loan Trust
2.53%, 11/25/34†	60,020	55,606
Structured Asset Securities Corporation Mortgage Loan Trust
0.77%, 10/25/27†	16,104	15,916

See Notes to Financial Statements.	211

SMALL CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
UBS-Barclays Commercial Mortgage Trust
3.32%, 12/10/45 144A	$25,000	$23,460
Wachovia Bank Commercial Mortgage Trust
5.38%, 12/15/43	10,000	10,760
Washington Mutual Mortgage Pass-Through Certificates
2.49%, 02/25/33†	21,244	20,898
2.43%, 10/25/33†	58,798	59,761
2.41%, 01/25/35†	71,538	71,143
2.07%, 11/25/36†	139,217	117,042
0.48%, 08/25/45†	95,893	92,475
Wells Fargo Commercial Mortgage Trust
4.22%, 07/15/46†	10,000	10,294
Wells Fargo Mortgage Loan Trust
2.76%, 08/27/35 144A†	56,244	57,095
Wells Fargo Mortgage-Backed Securities Trust
2.63%, 04/25/36†	45,627	41,821
WF-RBS Commercial Mortgage Trust
4.83%, 06/15/45 IO 144AΩ†	78,287	7,502

Total Mortgage-Backed Securities (Cost $20,062,481)		19,365,179

MUNICIPAL BONDS — 0.1%
Arizona State University, Revenue Bond, Series A
5.00%, 07/01/43	10,000	10,285
City of Richmond, General Obligation, Series A
5.00%, 03/01/27	10,000	11,267
5.00%, 03/01/28	10,000	11,166
5.00%, 03/01/29	10,000	11,075
City Public Service Board of San Antonio, Revenue Bond
5.00%, 02/01/43	30,000	30,546
New Jersey Economic Development Authority, Rutgers University, Revenue Bond
5.00%, 06/15/46	10,000	10,288
New Jersey State Turnpike Authority, Revenue Bond, Series A
5.00%, 01/01/43	10,000	10,159
New Jersey Transportation Trust Fund Authority, Transportation Program, Revenue Bond, Series AA
5.00%, 06/15/38	20,000	20,275
New Jersey Transportation Trust Fund Authority, Transportation System, Revenue Bond, Series A
5.00%, 06/15/42	20,000	20,153
New York City Transitional Finance Authority, Revenue Bond, Sub-Series A-1
5.00%, 11/01/42	20,000	20,738

	Par	Value
New York City Water & Sewer System, Revenue Bond, Series BB
5.00%, 06/15/47	$10,000	$10,195
New York City Water & Sewer System, Revenue Bond, Series EE
5.00%, 06/15/47	10,000	10,204
New York City, General Obligation, Series J
5.00%, 08/01/25	10,000	11,185
New York Liberty Development Corporation, Revenue Bond
5.00%, 12/15/41	20,000	20,301
New York State Dormitory Authority, Revenue Bond, Series A
5.00%, 12/15/27	10,000	10,998
New York State Urban Development Corporation, Revenue Bond, Series C
5.00%, 03/15/27	30,000	33,063
Northeast Ohio Regional Sewer District, Revenue Bond
5.00%, 11/15/43	20,000	20,694
Northstar Education Finance, Inc., Revenue Bond
1.67%, 01/29/46†	75,000	68,773
Ohio State Turnpike Commission, Infrastructure Project, Revenue Bond
5.00%, 02/15/48	40,000	39,418
Ohio State Turnpike Commission, Revenue Bond, Series A
5.00%, 02/15/48	20,000	20,232
Pennsylvania Turnpike Commission, Revenue Bond, Series C
5.00%, 12/01/43	10,000	9,938
Private Colleges & Universities Authority, Emory University, Revenue Bond, Series A
5.00%, 10/01/43	20,000	20,892
State of California, General Obligation
5.00%, 09/01/25	20,000	22,232
5.00%, 04/01/42	20,000	20,227
5.00%, 11/01/43	20,000	20,247
State of California, General Obligation, Series B
5.00%, 09/01/23	30,000	34,456
State of Connecticut, General Obligation, Series C
5.00%, 07/15/24	10,000	11,407
Utah Transit Authority, Revenue Bond
5.00%, 06/15/42	30,000	30,040

Total Municipal Bonds (Cost $560,622)		570,454

212	See Notes to Financial Statements.

	Number of Contracts	Value

PURCHASED OPTIONS — 0.0%
Call Options — 0.0%
U.S. Dollar vs. Euro, Strike Price $1.35, Expires 01/06/14 (CITI)	700,000	$370
U.S. Dollar vs. Euro, Strike Price $1.36, Expires 02/16/14 (CITI)	860,000	6,016
Put Options — 0.0%
10-Year U.S. Treasury Note Futures, Strike Price $125.00, Expires 01/24/14 (MLCS)	3	6,047
15-Year U.S. Treasury Long Bond Futures, Strike Price $131.00, Expires 01/24/14 (MLCS)	3	8,672

Total Purchased Options (Cost $22,058)		21,105

	Par
U.S. TREASURY OBLIGATIONS — 1.5%
U.S. Treasury Bonds
2.75%, 08/15/42Δ	$1,230,000	974,967
2.88%, 05/15/43	1,549,000	1,255,779
3.63%, 08/15/43	530,000	500,642
3.75%, 11/15/43Δ	620,000	599,366

		3,330,754

U.S. Treasury Inflationary Index Bonds
0.38%, 07/15/23Δ	570,000	552,164
0.75%, 02/15/42	310,000	258,288

		810,452

U.S. Treasury Notes
0.25%, 10/31/15	30,000	29,959
0.75%, 10/31/17Δ	600,000	589,219
1.38%, 06/30/18Δ	2,030,000	2,014,696
1.38%, 09/30/18Δ	90,000	88,907
3.63%, 08/15/19	880,000	959,063
2.00%, 09/30/20Δ	30,000	29,328
2.00%, 11/30/20Δ	810,000	788,611
2.75%, 11/15/23Δ	180,000	176,105

		4,675,888

Total U.S. Treasury Obligations (Cost $9,297,700)		8,817,094

TOTAL INVESTMENTS — 127.2% (Cost $628,794,566)		731,146,493

	Number of Contracts	Value
WRITTEN OPTIONS — 0.0%
Put Options — 0.0%
10-Year U.S. Treasury Note Futures, Strike Price $122.50, Expires 01/24/14 (MLCS)	(7)	$(2,625)
15-Year U.S. Treasury Long Bond Futures, Strike Price $127.00, Expires 01/24/14 (GSC)	(6)	(3,188)

		(5,813)

Total Written Options (Premiums received $(3,974))		(5,813)

Liabilities in Excess of Other Assets — (27.2)%		(156,295,849)

NET ASSETS — 100.0%		$574,844,831

See Notes to Financial Statements.	213

SMALL CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2013, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Agency Obligations	$3,818,725	$—	$3,818,725	$—
Asset-Backed Securities	2,504,014	—	2,419,126	84,888
Common Stocks:
Consumer Discretionary	73,783,034	73,783,034	—	—
Consumer Staples	10,246,067	10,246,067	—	—
Energy	24,725,280	24,725,280	—	—
Financial Services	87,538,879	87,538,879	—	—
Healthcare	41,010,020	41,010,020	—	—
Materials & Processing	28,981,084	28,981,084	—	—
Producer Durables	93,422,532	93,422,532	—	—
Technology	72,992,923	72,992,923	—	—
Utilities	18,087,958	18,087,958	—	—
Corporate Bonds	12,912,600	—	12,874,715	37,885
Foreign Bonds:
Australia	394,706	—	394,706	—
Canada	1,614,888	—	1,614,888	—
Cayman Islands	552,950	—	552,950	—
Chile	39,170	—	39,170	—
France	269,643	—	269,643	—
Hungary	101,000	—	101,000	—
Iceland	1	—	—	1
Indonesia	398,000	—	398,000	—
Italy	1,427,156	—	1,427,156	—
Japan	299,446	—	299,446	—
Jersey	31,232	—	31,232	—
Luxembourg	117,350	—	117,350	—
Mexico	1,004,326	—	1,004,326	—
Netherlands	877,399	—	877,399	—
Russia	140,204	—	140,204	—
South Africa	208,600	—	208,600	—
Spain	236,359	—	236,359	—
Switzerland	137,900	—	137,900	—
Turkey	216,400	—	216,400	—
United Kingdom	468,346	—	468,346	—
Foreign Common Stocks	42,173,539	42,173,539	—	—
Money Market Funds	181,640,643	181,640,643	—	—
Mortgage-Backed Securities	19,365,179	—	19,207,652	157,527
Municipal Bonds	570,454	—	570,454	—
Purchased Options	21,105	14,718	6,387	—
Rights/Warrants	287	—	—	287
U.S. Treasury Obligations	8,817,094	—	8,817,094	—

Total Assets - Investments in Securities	$731,146,493	$674,616,677	$56,249,228	$280,588

Other Financial Instruments***
Forward Foreign Currency Contracts	$2,961	$—	$2,961	$—
Futures Contracts	4,361,787	4,361,787	—	—

Total Assets - Other Financial Instruments	$4,364,748	$4,361,787	$2,961	$—

214	See Notes to Financial Statements.

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities:
Investments in Securities:
Written Options	$(5,813)	$(5,813)	$—	$—

Total Liabilities - Investments in Securities	$(5,813)	$(5,813)	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2013.

Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the period ending December 31, 2013.

See Notes to Financial Statements.	215

International Equity Fund (Unaudited)

Developed non-U.S. markets experienced strong gains as the MSCI EAFE Index (Net), a measure of international developed country returns, posted a one-year return of 22.78%. All regions ended the period in positive territory as Japan and Europe advanced the most as a result of the regions’ improved outlook. From a sector perspective all groups generated positive results during the period. The telecommunications and consumer discretionary sectors were the best performers, while the materials and energy sectors were the worst performers and lagged the overall market during the one-year period.

During the fourth quarter of 2013, the International Equity Fund’s benchmark index transitioned from the MSCI ACWI Ex-U.S. (Net) to the MSCI EAFE Index (Net) primarily as a result of the Fund’s change in objective to focus primarily on developed, non-U.S. equity markets. The International Equity Fund continued to be invested in markets deemed to be developed and, to a much lesser extent, in markets deemed to be emerging or non-developed. The Fund was primarily comprised of equities of foreign companies and was diversified among a large number of companies across different industries and economic sectors.

The GS4 Class of the Fund performed in line with its former benchmark, the MSCI ACWI Ex-U.S. (Net), for the year-to-date period through October (14.08% versus 14.08%). The GS4 Class of the Fund outperformed its new benchmark, the MSCI EAFE Index (Net), for the remaining two month period (3.63% versus 2.28%). For the entire calendar year ending December 31, 2013, the Fund underperformed its new benchmark index (18.23% versus 22.78%). On a country basis, security selection to the Netherlands and the U.K. contributed positively to benchmark relative performance, while underweight exposure and security selection to Japan negatively impacted performance. On a sector basis, security selection to the consumer staples and materials sectors added value, while security selection to the financial services sector detracted from benchmark-relative returns during the year. Within the Fund, certain derivatives were utilized to express active views in currency and country selection and to hedge foreign currency exposure back to the U.S. dollar. These derivative positions primarily included currency forward contracts and stock index futures. Overall, derivative exposure had a slight positive impact on Fund performance over the course of the year.

This Fund may be suitable to investors who seek higher, long-term rates of return, can accept significant short-term fluctuations in account value and want to diversify their portfolio with international stocks. The Fund invests in foreign and emerging market securities which involve certain risks such as currency volatility, political and social instability and reduced market liquidity. To the extent that the investment adviser misjudges current market conditions, the Fund’s volatility may be amplified by its use of short sales and derivatives and by its ability to select sub-advisers to allocate assets. Short sales by a fund theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Leverage may increase the risk of loss and cause fluctuations in the market value of the Fund’s portfolio to have disproportionately large effects or cause the net asset value of the Fund generally to decline faster than it would otherwise.

At December 31, 2013, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
Financial Services	22.5
Consumer Discretionary	16.2
Technology	12.1
Producer Durables	11.7
Money Market Funds	10.6
Materials & Processing	9.6
Healthcare	9.1
Utilities	6.1
Consumer Staples	5.7
Energy	5.5
Foreign Preferred Stocks	0.7
Securities Sold Short	(6.4)

103.4

**	Rounds to less than 0.005%.

216

International Equity Fund (Unaudited)

Average Annual Total Returns as of 12/31/13
	GS2 Class*	GS4 Class*	Benchmark**	Benchmark***
One Year	18.49%	18.23%	22.78%	15.29%
Five Year	12.45%	12.19%	12.44%	12.81%
Ten Year	6.90%	6.68%	6.91%	7.57%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2013 Prospectus, as amended on October 31, 2013)(1)	1.33%	1.58%

(1)Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund for the 10-year period from December 31, 2003 to December 31, 2013, with all dividends and capital gains reinvested, with the MSCI EAFE Index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

***The Fund’s benchmark was changed from the MSCI ACWI (All Country World Index) Ex-U.S. Index to MSCI EAFE Index due to a change in the Fund’s investment strategy.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

217

INTERNATIONAL EQUITY FUND SCHEDULE OF INVESTMENTS	December 31, 2013

	Shares	Value
FOREIGN COMMON STOCKS — 98.5%
Argentina — 0.1%
MercadoLibre, Inc.Δ	18,600	$2,004,894

Australia — 3.1%
AGL Energy, Ltd.	10,423	139,879
Amcor, Ltd.‡‡	42,125	396,820
AMP, Ltd.‡‡	944,418	3,701,946
APA Group	15,545	83,280
Asciano, Ltd.	105,850	544,396
ASX, Ltd.‡‡	2,537	83,272
Aurizon Holdings, Ltd.	86,208	375,637
Australia & New Zealand Banking Group, Ltd.‡‡	48,458	1,394,528
Bendigo and Adelaide Bank, Ltd.‡‡	60,135	630,909
BHP Billiton, Ltd.‡‡	67,304	2,283,029
BlueScope Steel, Ltd.*‡‡	118,568	616,158
Brambles, Ltd.	215,887	1,763,798
Caltex Australia, Ltd.‡‡	16,309	291,973
CFS Retail Property Trust Group REIT‡‡	37,629	65,350
Cochlear, Ltd.Δ	23,994	1,262,312
Commonwealth Bank of Australia‡‡	27,405	1,903,754
Computershare, Ltd.‡‡	6,176	62,755
CSL, Ltd.‡‡	11,742	723,004
Dexus Property Group REIT‡‡	84,924	76,208
Downer EDI, Ltd.	387,457	1,681,362
Federation Centres, Ltd. REIT	27,212	56,856
Flight Centre Travel Group, Ltd.	8,441	358,382
Fortescue Metals Group, Ltd.Δ	893,219	4,641,756
Goodman Group REIT‡‡	33,286	140,580
GPT Group+*	63,198	—
GPT Group REIT	26,294	79,825
Incitec Pivot, Ltd.‡‡	165,542	396,136
Insurance Australia Group, Ltd.‡‡	51,029	265,180
Lend Lease Group‡‡	55,348	550,539
Macquarie Group, Ltd.‡‡	8,291	406,943
Mirvac Group REIT‡‡	47,808	71,715
National Australia Bank, Ltd.‡‡	98,501	3,063,342
Newcrest Mining, Ltd.*‡‡	13,780	95,972
Origin Energy, Ltd.	18,277	229,615
Orora, Ltd.*‡‡	42,125	43,631
Qantas Airways, Ltd.*‡‡	320,253	313,118
QBE Insurance Group, Ltd.	250,255	2,571,932
Ramsay Health Care, Ltd.‡‡	8,739	337,559
Rio Tinto, Ltd.	13,987	851,497
Seek, Ltd.	21,190	253,724
Sims Metal Management, Ltd.*‡‡	49,945	485,648
Sonic Healthcare, Ltd.‡‡	43,407	642,607
SP AusNet	31,687	35,225
Stockland REIT‡‡	46,149	148,755
Suncorp Group, Ltd.*‡‡	54,921	642,408
Sydney Airport‡‡	8,786	29,811
Telstra Corporation, Ltd.‡‡	294,634	1,381,159
Toll Holdings, Ltd.Δ	278,224	1,411,056
Transfield Services, Ltd.‡‡	129,357	103,375
Wesfarmers, Ltd.*‡‡	34,758	1,366,795
Westfield Group REIT‡‡	40,245	362,581
Westfield Retail Trust REIT‡‡	59,197	156,985
Westpac Banking Corporation‡‡	47,626	1,376,963
Woodside Petroleum, Ltd.‡‡	69,109	2,400,411

	Shares	Value
WorleyParsons, Ltd.‡‡	26,193	$388,235

		43,740,686

Austria — 0.3%
Erste Group Bank AG	112,106	3,906,514

Belgium — 0.2%
Ageas STRIP VVPR*	5,306	7
Delhaize Group SA	36,419	2,164,398
Groupe Bruxelles Lambert SA‡‡	457	41,953

		2,206,358

Bermuda — 0.1%
Catlin Group, Ltd.‡‡	731	7,027
Seadrill, Ltd.Δ	42,079	1,727,374

		1,734,401

Brazil — 0.8%
BM&FBovespa SA	459,200	2,152,697
Brookfield Incorporacoes SA*	852,600	415,594
Cia de Saneamento Basico do Estado de Sao Paulo ADRΔ*	43,268	490,659
Embraer SA ADRΔ*	104,000	3,346,720
Itau Unibanco Holding SA ADR	147,670	2,003,882
Petroleo Brasileiro SA ADRΔ*	74,510	1,026,748
Vale SA ADRΔ	170,400	2,387,304

		11,823,604

Canada — 0.6%
Canadian National Railway Co.Δ	149,840	8,543,877

Chile — 0.1%
Sociedad Quimica y Minera de Chile SA ADRΔ	50,100	1,296,588

China — 2.4%
Agricultural Bank of China, Ltd.	1,311,000	644,147
Baidu, Inc. ADR*	80,297	14,283,231
Dongyue Group, Ltd.	2,415,000	956,121
New Oriental Education & Technology Group ADR*	76,400	2,406,600
Tencent Holdings, Ltd.	224,300	14,306,743
Yangzijiang Shipbuilding Holdings, Ltd.	285,800	268,373
Youku Tudou, Inc. ADRΔ*	52,804	1,599,961

		34,465,176

Denmark — 1.7%
AP Moller - Maersk A/S Class B	57	616,851
Chr. Hansen Holding A/SΔ	31,344	1,242,492
Coloplast A/S Class B	1,352	89,632
Danske Bank A/S*	174,701	4,013,176
GN Store Nord A/S	58,451	1,436,490
Novo Nordisk A/S Class B	25,393	4,654,583
Novozymes A/S Class B	36,890	1,558,243
TDC A/S	560,401	5,435,820
Vestas Wind Systems A/S*	146,952	4,351,463

		23,398,750

Finland — 0.2%
Metso OYJ	5,047	215,820
Nokia OYJ*‡‡	125,211	1,011,709
Sampo‡‡	12,161	597,748

218	See Notes to Financial Statements.

	Shares	Value
UPM-Kymmene OYJ	78,017	$1,323,181

		3,148,458

France — 9.1%
Alcatel-Lucent*	118,354	525,224
Arkema SA‡‡	6,678	779,714
AtoS	7,344	665,396
AXA SA‡‡	100,310	2,793,406
BNP Paribas SA‡‡	65,917	5,142,027
Cap Gemini SA‡‡	9,201	622,776
Carrefour SA	32,797	1,301,827
Casino Guichard Perrachon SA	57,873	6,677,761
Christian Dior SA	38,734	7,331,641
Cie de St-GobainΔ	145,937	8,039,274
Cie Generale des Etablissements Michelin Class B‡‡	20,791	2,212,186
Credit Agricole SA*‡‡	29,800	382,006
Danone‡‡	95,373	6,880,418
Electricite de France	19,964	706,272
Essilor International SA	14,175	1,508,331
European Aeronautic Defence and Space Co. NV	55,742	4,279,342
Kering	26,677	5,639,021
Klepierre REIT‡‡	623	28,878
Lagardere SCA*‡‡	65,772	2,444,992
L’Oreal SA	32,650	5,733,785
Natixis*‡‡	44,299	260,622
Orange SA	443,175	5,502,097
Publicis Groupe SA*	7,064	647,244
Renault SA‡‡	32,993	2,655,168
Sanofi‡‡	162,556	17,360,221
Schneider Electric SA	83,158	7,254,860
Societe BIC SA‡‡	12,202	1,495,410
Societe Generale SA‡‡	125,097	7,274,481
Suez Environnement Co.‡‡	20,562	368,741
Total SA‡‡	178,010	10,926,199
Unibail-Rodamco SE REIT‡‡	1,611	412,835
Valeo SA‡‡	25,703	2,848,452
Vallourec SA	36,050	1,966,758
Vinci SA	66,873	4,395,664
Vivendi SA‡‡	83,635	2,206,083

		129,269,112

Germany — 10.3%
Aixtron SE*	76,439	1,105,731
Allianz SEΔ	16,902	3,030,920
Aurubis AG‡‡	26,506	1,615,375
BASF SE	24,449	2,606,346
Bayer AG‡‡	162,077	22,731,806
Beiersdorf AG	76,609	7,761,022
Bilfinger SE‡‡	10,002	1,121,837
Continental AG‡‡	10,872	2,384,092
Daimler AG	107,538	9,305,462
Deutsche Bank AG‡‡	11,432	545,336
Deutsche Boerse AG	52,045	4,310,234
Deutsche Lufthansa AG*‡‡	245,500	5,207,883
Deutsche Post AG‡‡	94,688	3,451,963
Deutsche Telekom AG	661,626	11,313,814
Freenet AG*‡‡	82,325	2,466,692
Fresenius Medical Care AG & Co. KGaA	100,831	7,175,660
Fresenius SE & Co. KGaA‡‡	1,995	306,290
GEA Group AG	57,889	2,755,481
Hannover Rueck SE‡‡	14,316	1,228,549

	Shares	Value
HeidelbergCement AG	23,160	$1,757,152
Hochtief AG	4,603	392,987
Kloeckner & Co. SE*‡‡	29,827	408,362
Leoni AG‡‡	27,381	2,046,512
Linde AGΔ	50,143	10,488,710
Merck KGaA‡‡	25,050	4,488,599
Metro AGΔ	27,702	1,341,464
Muenchener Rueckversicherungs AG‡‡	12,020	2,648,236
Rheinmetall AG‡‡	28,974	1,787,507
RWE AGΔ	68,341	2,501,324
Salzgitter AG‡‡	20,817	887,780
SAP AG	187,568	16,078,363
Siemens AG	16,787	2,292,999
SMA Solar Technology AGΔ	20,776	656,235
Stada Arzneimittel AG‡‡	15,790	780,377
TUI AG*‡‡	103,095	1,698,394
Volkswagen AG	21,913	5,935,713

		146,615,207

Guernsey — 0.0%
Resolution, Ltd.‡‡	112,958	662,170

Hong Kong — 2.3%
AIA Group, Ltd.‡‡	1,806,600	9,062,938
ASM Pacific Technology, Ltd.‡‡	3,400	28,456
Bank of East Asia, Ltd.	9,400	39,822
Belle International Holdings, Ltd.Δ	569,000	658,206
Cathay Pacific Airways, Ltd.‡‡	208,000	439,911
Cheung Kong Holdings, Ltd.‡‡	28,000	441,974
Cheung Kong Infrastructure Holdings, Ltd.‡‡	12,000	75,751
China Mobile, Ltd.	321,000	3,328,269
CLP Holdings, Ltd.	19,500	154,153
CNOOC, Ltd.	474,500	882,387
Esprit Holdings, Ltd.*	77	148
First Pacific Co., Ltd.‡‡	38,000	43,222
Guangdong Investment, Ltd.	442,900	432,945
Hang Seng Bank, Ltd.‡‡	24,800	402,017
HKT Trust	954	942
Hong Kong & China Gas Co., Ltd.‡‡	220	504
Hong Kong Exchanges and Clearing, Ltd.‡‡	146,107	2,436,279
Hopewell Holdings, Ltd.‡‡	10,500	35,545
Hutchison Whampoa, Ltd.‡‡	14,000	190,294
Hysan Development Co., Ltd.‡‡	99,000	426,421
Jardine Matheson Holdings, Ltd.Δ	43,600	2,280,716
Kerry Logistics Network, Ltd.*	16,550	23,520
Kerry Properties, Ltd.	33,100	114,825
Li & Fung, Ltd.Δ	4,478,924	5,776,052
Link REIT (The)‡‡	45,000	218,202
MTR Corporation, Ltd.	20,500	77,592
New World Development Co., Ltd.‡‡	64,000	80,802
NWS Holdings, Ltd.‡‡	21,000	32,011
PCCW, Ltd.‡‡	68,000	30,430
Power Assets Holdings, Ltd.‡‡	43,500	345,844
Shangri-La Asia, Ltd.	1,000	1,950
Sino Land Co., Ltd.‡‡	306,000	418,297
Skyworth Digital Holdings, Ltd.*	620,000	341,411
Sun Hung Kai Properties, Ltd.‡‡	13,000	164,883

See Notes to Financial Statements.	219

INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Swire Pacific, Ltd. Class A‡‡	13,000	$152,393
Swire Properties, Ltd.	100	253
Wharf Holdings, Ltd.‡‡	70,000	535,316
Wheelock & Co., Ltd.	21,000	96,546
Yue Yuen Industrial Holdings, Ltd. ADR‡‡	717,500	2,396,509

		32,167,736

India — 0.5%
Container Corporation of India	—	6
Housing Development Finance Corporation	175,616	2,256,135
ICICI Bank, Ltd. ADRΔ	88,580	3,292,519
Tata Motors, Ltd. ADR	50,000	1,540,000

		7,088,660

Indonesia — 0.0%
Telekomunikasi Indonesia Persero Tbk PT	2,997,700	530,560

Ireland — 0.4%
CRH PLC	157,481	3,971,708
James Hardie Industries PLCΔ	150,698	1,741,178

		5,712,886

Italy — 2.3%
Assicurazioni Generali SpA	20,976	492,818
Banca Popolare dell’Emilia Romagna SC*	206,862	1,973,818
Enel SpA‡‡	537,409	2,344,938
Eni SpA	377,440	9,120,367
Fiat SpAΔ*	693,467	5,676,001
Intesa Sanpaolo SpA‡‡	180,175	443,178
Mediolanum SpA‡‡	44,851	388,657
Prysmian SpA	39,610	1,019,845
Snam SpA	673,037	3,761,860
UniCredit SpA‡‡	924,364	6,818,735
Unione di Banche Italiane SCPA‡‡	14,202	96,280

		32,136,497

Japan — 15.2%
Amada Co., Ltd.	474,000	4,186,050
Aozora Bank, Ltd.	64,600	183,069
Asahi Kasei Corporation	44,200	346,697
Astellas Pharma, Inc.‡‡	93,700	5,555,177
Azbil Corporation‡‡	10,000	233,079
Bridgestone Corporation	18,800	712,273
Calsonic Kansei Corporation‡‡	127,000	656,250
Canon, Inc.	335,050	10,690,907
Central Japan Railway Co.‡‡	11,100	1,308,158
Chubu Electric Power Co., Inc.‡‡	68,800	889,434
Chugai Pharmaceutical Co., Ltd.	43,200	956,235
COMSYS Holdings Corporation‡‡	42,300	665,070
Daicel Corporation‡‡	31,000	252,644
Daihatsu Motor Co., Ltd.‡‡	27,000	457,994
Daiichi Sankyo Co., Ltd.	22,100	404,098
Daito Trust Construction Co., Ltd.‡‡	1,100	102,837
Daiwa House Industry Co., Ltd.‡‡	10,000	193,752
Daiwa Securities Group, Inc.‡‡	31,000	310,482
Dena Co., Ltd.	26,400	556,524
Denso Corporation	202,100	10,676,679

	Shares	Value
East Japan Railway Co.‡‡	18,000	$1,433,841
Electric Power Development Co., Ltd.	25,500	743,498
Fuji Electric Co., Ltd.‡‡	356,000	1,668,012
Fuji Heavy Industries, Ltd.‡‡	80,400	2,310,612
Fuji Oil Co., Ltd.	32,800	488,442
Fujikura, Ltd.	4,000	18,776
Fujitsu, Ltd.*‡‡	92,000	476,806
Fukuoka Financial Group, Inc.‡‡	128,000	561,850
Gree, Inc.Δ	86,700	855,392
GungHo Online Entertainment, Inc.*	116,600	839,864
Hino Motors, Ltd.‡‡	139,000	2,189,632
Hitachi, Ltd.	377,000	2,858,471
Honda Motor Co., Ltd.	223,900	9,241,949
Hoya Corporation	117,100	3,256,773
Inpex Corporation	446,800	5,730,733
Isuzu Motors, Ltd.‡‡	96,100	599,370
ITOCHU Corporation‡‡	381,200	4,712,637
J Front Retailing Co., Ltd.‡‡	169,000	1,282,080
Japan Airlines Co., Ltd.	52,500	2,589,893
Japan Real Estate Investment Corporation REIT	14	74,901
Japan Retail Fund Investment Corporation REIT	20	40,694
Japan Steel Works, Ltd. (The)	39,000	218,538
JFE Holdings, Inc.	28,800	686,306
JGC Corporation‡‡	43,000	1,687,485
JSR Corporation	85,500	1,657,239
JX Holdings, Inc.	70	360
Kajima Corporation	188,000	707,069
Kansai Electric Power Co., Inc. (The)*	40,000	460,373
Kao Corporation‡‡	184,800	5,817,842
KDDI Corporation‡‡	30,300	1,866,943
Keisei Electric Railway Co., Ltd.‡‡	1,000	9,201
Konica Minolta, Inc.‡‡	163,000	1,628,907
Kyocera Corporation	26,400	1,319,777
Mabuchi Motor Co., Ltd.Δ	64,200	3,820,338
Marubeni Corporation‡‡	240,800	1,733,537
Marui Group Co., Ltd.	38,800	394,647
Mazda Motor Corporation*	54,000	279,832
Miraca Holdings, Inc.‡‡	8,700	410,434
Mitsubishi Corporation	72,100	1,384,170
Mitsubishi Electric Corporation‡‡	800	10,060
Mitsubishi Estate Co., Ltd.‡‡	24,000	718,225
Mitsubishi Heavy Industries, Ltd.‡‡	138,000	854,713
Mitsubishi UFJ Financial Group, Inc.‡‡	797,200	5,292,927
Mitsui & Co., Ltd.‡‡	57,700	804,404
Mitsui Engineering & Shipbuilding Co., Ltd.	218,000	450,265
Mitsui Fudosan Co., Ltd.‡‡	18,000	649,272
Mizuho Financial Group, Inc.	97,440	211,545
MS&AD Insurance Group Holdings	104,100	2,798,101
Mutoh Holdings Co., Ltd.	22,000	110,502
Namco Bandai Holdings, Inc.	20,100	446,270
NHK Spring Co., Ltd.‡‡	12,400	140,103
Nippon Building Fund, Inc. REIT	16	92,963
Nippon Meat Packers, Inc.‡‡	11,000	189,063

220	See Notes to Financial Statements.

	Shares	Value
Nippon Steel & Sumitomo Metal Corporation	230	$771
Nippon Telegraph & Telephone Corporation‡‡	6,900	371,637
Nippon Yusen KK	33,800	108,073
Nishi-Nippon City Bank, Ltd. (The)	200	539
Nissan Chemical Industries, Ltd.	14,800	235,193
NKSJ Holdings, Inc.‡‡	64,550	1,796,660
Nomura Holdings, Inc.‡‡	68,200	527,037
NTT DOCOMO, Inc.	60,800	1,001,150
Obayashi Corporation‡‡	69,000	393,560
Omron Corporation	3,800	167,935
Oriental Land Co., Ltd.	4,600	663,385
ORIX Corporation‡‡	15,900	279,393
Osaka Gas Co., Ltd.‡‡	195,000	765,886
Panasonic Corporation	900	10,492
Rakuten, Inc.	464,400	6,930,442
Resona Holdings, Inc.‡‡	407,800	2,080,787
Ryohin Keikaku Co., Ltd.	500	54,081
Sanrio Co., Ltd.Δ	43,200	1,819,034
SCSK Corporation	27,700	727,058
Secom Co., Ltd.	2,100	126,703
Seiko Epson Corporation	87,600	2,358,589
Sekisui Chemical Co., Ltd.‡‡	74,000	908,092
Sekisui House, Ltd.‡‡	8,000	111,946
Seven & I Holdings Co., Ltd.‡‡	152,800	6,083,950
Shimamura Co., Ltd.	2,300	215,594
Shin-Etsu Chemical Co., Ltd.	120,400	7,042,110
Shinsei Bank, Ltd.‡‡	847,000	2,073,375
Shionogi & Co., Ltd.	130,700	2,837,455
SMC CorporationΔ*	19,300	4,871,099
Softbank Corporation‡‡	183,300	16,084,715
Sony Corporation	13,800	237,889
Sumitomo Corporation‡‡	292,900	3,681,206
Sumitomo Mitsui Financial Group, Inc.‡‡	90,700	4,716,707
Sumitomo Mitsui Trust Holdings, Inc.‡‡	256,000	1,354,551
Sumitomo Realty & Development Co., Ltd.‡‡	7,000	348,792
T&D Holdings, Inc.	44,100	617,250
Taisei Corporation	121,000	550,660
Takashimaya Co., Ltd.‡‡	134,000	1,337,010
Takeda Pharmaceutical Co., Ltd.	113,300	5,196,510
Toho Co., Ltd.*	21,900	481,794
Tokio Marine Holdings, Inc.	128,700	4,307,549
Tokyo Electric Power Co., Inc.*	177,900	876,529
Tokyo Electron, Ltd.	48,600	2,677,992
Tokyo Gas Co., Ltd.	30,000	147,861
Toshiba Corporation	579,300	2,438,745
Toyo Seikan Group Holdings, Ltd.	29,400	632,929
Toyo Suisan Kaisha, Ltd.	5,000	150,204
Toyo Tire & Rubber Co., Ltd.	58,000	331,136
Toyota Boshoku Corporation	9,000	112,530
Toyota Motor Corporation‡‡	57,160	3,485,336
Tsumura & Co.Δ	21,300	564,448
USS Co., Ltd.	10,000	137,165
West Japan Railway Co.‡‡	18,100	784,245
Yamaha Corporation	7,900	125,598
Yamato Holdings Co., Ltd.‡‡	5,200	105,161

	Shares	Value
Yokogawa Electric Corporation	42,000	$645,742
Yokohama Rubber Co., Ltd. (The)	16,000	157,336

		215,012,662

Jersey — 0.0%
Randgold Resources, Ltd.‡‡	1,533	96,212

Luxembourg — 0.3%
APERAM*‡‡	72,975	1,347,764
ArcelorMittal	132,172	2,358,331

		3,706,095

Malaysia — 0.1%
Tenaga Nasional Bhd	251,300	873,086

Netherlands — 6.2%
Aegon NV‡‡	1,059,741	10,042,704
Corio NV REIT	368	16,515
Delta Lloyd NV	260,631	6,472,493
ING Groep NVΔ*‡‡	1,556,078	21,736,213
Koninklijke Ahold NV‡‡	534,307	9,602,143
Koninklijke KPN NV*	57,023	184,247
Koninklijke Philips NV‡‡	132,093	4,863,841
PostNL NV*‡‡	171,205	978,772
QIAGEN NV*	4,199	98,031
Randstad Holding NV	185,139	12,014,296
Reed Elsevier NV	370,329	7,870,917
Royal Dutch Shell PLC Class AΔ‡‡	384,162	13,724,553
Unilever NV	8,391	337,364

		87,942,089

New Zealand — 0.1%
Fletcher Building, Ltd.‡‡	65,050	448,981
Telecom Corporation of New Zealand, Ltd.‡‡	320,079	625,897

		1,074,878

Nigeria — 0.0%
Afriland Properties PLC REIT+*	331,249	—

Norway — 1.4%
DNB ASA‡‡	325,575	5,824,096
Marine Harvest ASA*	3,801,954	4,629,191
Orkla ASAΔ	323,784	2,526,084
Schibsted ASAΔ	42,822	2,832,537
Telenor ASA	61,343	1,462,450
TGS Nopec Geophysical Co. ASA‡‡	23,328	618,459
Yara International ASA‡‡	51,785	2,228,395

		20,121,212

Peru — 0.2%
Credicorp, Ltd.Δ	25,593	3,396,959

Portugal — 0.1%
Jeronimo Martins SGPS SA	83,398	1,630,902

Russia — 0.2%
Magnit OJSC GDR	20,600	1,363,720
Mail.ru Group, Ltd. GDR*	30,241	1,348,749

		2,712,469

Singapore — 1.7%
Ascendas Real Estate Investment Trust REIT‡‡	30,000	52,300
CapitaCommercial Trust REIT	38,000	43,663
CapitaMall Trust REIT‡‡	51,000	76,988

See Notes to Financial Statements.	221

INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
CapitaMalls Asia, Ltd.	227,000	$352,566
ComfortDelGro Corporation, Ltd.‡‡	263,000	418,899
DBS Group Holdings, Ltd.‡‡	161,000	2,181,624
Golden Agri-Resources, Ltd.	300	130
Jardine Cycle & Carriage, Ltd.	142,000	4,045,247
Keppel Corporation, Ltd.‡‡	5,700	50,543
Keppel REIT‡‡	596	560
Oversea-Chinese Banking Corporation, Ltd.‡‡	32,000	258,647
Sembcorp Industries, Ltd.‡‡	993,300	4,321,262
Sembcorp Marine, Ltd.	23,000	81,105
Singapore Airlines, Ltd.	6,000	49,495
Singapore Exchange, Ltd.‡‡	173,000	995,269
Singapore Press Holdings, Ltd.	9,000	29,383
Singapore Technologies Engineering, Ltd.‡‡	26,000	81,588
Singapore Telecommunications, Ltd.‡‡	1,288,700	3,737,582
StarHub, Ltd.‡‡	11,000	37,395
United Overseas Bank, Ltd.‡‡	449,417	7,564,180
UOL Group, Ltd.‡‡	9,186	45,058
Wilmar International, Ltd.	44,000	119,244

		24,542,728

South Korea — 1.4%
Celltrion, Inc.	40,983	1,489,255
Hankook Tire Co., Ltd.	38,500	2,218,409
Kia Motors Corporation	23,870	1,271,115
LG Corporation	8,135	494,122
NAVER Corporation	6,353	4,378,028
POSCO ADRΔ	5,054	394,212
Samsung Electronics Co., Ltd.	3,343	4,356,087
Samsung Heavy Industries Co., Ltd.	36,700	1,326,388
Shinhan Financial Group Co., Ltd.	75,120	3,372,500

		19,300,116

Spain — 5.1%
ACS Actividades de Construccion y Servicios SA	29,619	1,019,490
Amadeus IT Holding SA‡‡	276,043	11,812,240
Banco Bilbao Vizcaya Argentaria SA‡‡	104,075	1,281,143
Banco Popular Espanol SA*	865,198	5,219,278
Banco Santander SA‡‡	1,567,410	14,028,848
Distribuidora Internacional de Alimentacion SA	248,468	2,221,821
Ebro Foods SA	158,764	3,720,656
Endesa SA‡‡	57,879	1,855,249
Gas Natural SDG SA‡‡	135,236	3,478,108
Grifols SA	2,523	120,666
Iberdrola SA‡‡	1,574,420	10,039,121
Inditex SA	61,923	10,205,497
Telefonica SA	443,163	7,215,345

		72,217,462

Sweden — 3.0%
Alfa Laval AB	115,897	2,977,765
Atlas Copco AB Class A	311,207	8,640,991
Elekta ABΔ	93,460	1,430,231
Hennes & Mauritz AB Class B	143,371	6,603,163

	Shares	Value
Investment AB Kinnevik Class B	117,328	$5,439,459
Investor AB Class B‡‡	3,383	116,590
Meda AB	134,524	1,708,401
NCC AB Class B‡‡	1,499	48,958
Nordea Bank AB‡‡	125,373	1,690,379
Sandvik ABΔ	182,589	2,577,005
Skandinaviska Enskilda Banken AB	42,548	562,113
Svenska Cellulosa AB SCA Class B‡‡	103,291	3,182,175
Svenska Handelsbanken AB Class A	88,488	4,350,674
TeliaSonera AB‡‡	37,643	313,958
Trelleborg AB Class B‡‡	118,595	2,361,740

		42,003,602

Switzerland — 9.4%
ABB, Ltd.*	444,666	11,756,975
ABB, Ltd. ADRΔ*	48,400	1,285,504
Actelion, Ltd.*‡‡	2,037	172,780
Adecco SA*‡‡	5,621	446,233
Baloise Holding AG‡‡	4,229	539,257
Cie Financiere Richemont SA	63,203	6,313,820
Credit Suisse Group AG*	222,776	6,875,620
Galenica AG	671	675,495
Geberit AG*	12,036	3,651,495
Georg Fischer AG*‡‡	952	670,240
Givaudan SA*‡‡	537	768,213
Glencore Xstrata PLC*‡‡	189,409	980,794
Helvetia Holding AG	2,401	1,205,346
Julius Baer Group, Ltd.*	91,746	4,408,948
Logitech International SA‡‡	232,360	3,190,864
Lonza Group AG*	58,060	5,517,627
Nestle SA‡‡	200,186	14,671,644
Novartis AG‡‡	263,825	21,145,410
OC Oerlikon Corporation AG*‡‡	265,236	3,973,370
Roche Holding AG‡‡	40,618	11,378,169
Swatch Group AG (The)	2,139	1,417,737
Swiss Life Holding AGΔ*‡‡	25,337	5,267,557
Swiss Re AG*	21,484	1,980,577
Syngenta AG	11,315	4,511,258
Transocean, Ltd.‡‡	4,575	223,899
UBS AG*	288,924	5,532,130
Wolseley PLC*‡‡	57,960	3,287,292
Zurich Insurance Group AG*	40,183	11,655,647

		133,503,901

Taiwan — 1.1%
Taiwan Semiconductor Manufacturing Co., Ltd.	538,000	1,904,441
Taiwan Semiconductor Manufacturing Co., Ltd. ADRΔ	599,109	10,448,461
Teco Electric and Machinery Co., Ltd.	2,234,700	2,560,605

		14,913,507

Turkey — 0.3%
BIM Birlesik Magazalar AS	44,748	903,705
Türkiye Garanti Bankasi AS	915,382	2,964,663
Yapi ve Kredi Bankasi AS	1	2

		3,868,370

United Kingdom — 17.7%
3i Group PLC*‡‡	37,796	241,028

222	See Notes to Financial Statements.

	Shares	Value
Aggreko PLC	119,555	$3,383,445
Alent PLC‡‡	23,998	141,076
AMEC PLC‡‡	213,193	3,841,060
Anglo American PLC	88,854	1,942,228
ARM Holdings PLC‡‡	714,366	13,000,731
Associated British Foods PLC‡‡	16,970	687,084
Aviva PLC‡‡	267,695	1,993,483
Babcock International Group PLC‡‡	46,176	1,036,108
BAE Systems PLC‡‡	162,980	1,174,013
Barclays PLC‡‡	1,896,340	8,539,935
Barratt Developments PLC‡‡	706,521	4,083,192
BG Group PLC	380,999	8,186,165
BHP Billiton PLC‡‡	139,098	4,305,063
BP PLC‡‡	2,066,865	16,704,202
British Land Co. PLC REIT‡‡	11,811	123,023
Britvic PLC	150,579	1,726,766
BT Group PLC‡‡	386,964	2,431,180
Cairn Energy PLC*	7,744	34,598
Centrica PLC‡‡	123,555	711,401
Cobham PLC‡‡	11,978	54,447
Compass Group PLC‡‡	1,121,714	17,980,709
Daily Mail & General Trust PLC‡‡	23,864	379,568
Dairy Crest Group PLC	405,005	3,621,625
Drax Group PLC‡‡	6,189	82,041
DS Smith PLC	891,019	4,898,627
easyJet PLC*‡‡	6,564	166,959
Ferrexpo PLC‡‡	62,007	196,121
G4S PLC	833,132	3,621,533
GKN PLC‡‡	416,817	2,576,634
GlaxoSmithKline PLC	416,485	11,114,220
Hammerson PLC REIT‡‡	6,134	50,991
Home Retail Group PLC	205,704	653,683
HSBC Holdings PLC‡‡	1,655,458	18,158,828
IMI PLC‡‡	13,025	328,925
Inchcape PLC‡‡	125,597	1,278,058
InterContinental Hotels Group PLC‡‡	17,487	582,919
Intu Properties PLC REIT	3,152	16,175
Invensys PLC*	6,284	52,915
ITV PLC‡‡	772,579	2,481,955
J Sainsbury PLC‡‡	64,745	391,335
John Wood Group PLC‡‡	36,211	411,352
Kazakhmys PLC‡‡	69,101	250,140
Land Securities Group PLC REIT‡‡	10,536	168,104
Legal & General Group PLC‡‡	648,959	2,393,243
Lloyds Banking Group PLC*	358,114	467,776
Man Strategic Holdings PLC*‡‡	616,185	867,320
Marks & Spencer Group PLC	56,121	402,033
Meggitt PLC	400,968	3,502,527
Mondi PLC‡‡	87,827	1,521,280
National Grid PLC	855,584	11,164,472
Next PLC‡‡	40,341	3,640,764
Persimmon PLC*‡‡	39,907	818,785
Premier Oil PLC	245,313	1,273,931
Provident Financial PLC‡‡	1,710	45,987
Prudential PLC	430,543	9,553,679
Reckitt Benckiser Group PLC‡‡	18,477	1,466,521
Reed Elsevier PLC‡‡	17,027	253,482
Rexam PLC‡‡	15,190	133,442
Rio Tinto PLC‡‡	77,821	4,393,765

	Shares	Value
Rolls-Royce Holdings PLC*‡‡	458,137	$9,672,859
Rotork PLC	59,458	2,825,801
RSA Insurance Group PLC‡‡	262,850	397,835
Sage Group PLC (The)‡‡	24,529	163,979
Segro PLC REIT	12,232	67,654
Smith & Nephew PLC	105,900	1,509,901
Spirax-Sarco Engineering PLC	47,585	2,356,083
SSE PLC	54,463	1,235,582
Standard Chartered PLCΔ	700,817	15,770,826
Standard Life PLC‡‡	92,309	549,684
Tate & Lyle PLC‡‡	72,178	966,947
Tesco PLC	1,262,626	6,990,776
Thomas Cook Group PLC*‡‡	40,467	112,043
Travis Perkins PLC‡‡	72,290	2,240,956
TUI Travel PLC‡‡	67,031	458,543
Tullow Oil PLC‡‡	12,519	177,250
Unilever PLC‡‡	209,441	8,608,209
Vesuvius PLC‡‡	102,909	869,106
Vodafone Group PLC*‡‡	2,512,815	9,861,845
WPP PLC‡‡	20,193	461,455

		250,999,986

United States of America — 0.5%
Joy Global, Inc.Δ	24,900	1,456,401
Yum! Brands, Inc.Δ	77,780	5,880,946

		7,337,347

Total Foreign Common Stocks (Cost $1,133,661,325)		1,395,705,717

FOREIGN PREFERRED STOCKS — 0.7%
Germany — 0.7%
Henkel AG & Co. KGaA, 0.95%‡‡	12,849	1,490,300
Porsche Automobil Holding SE 2.01%‡‡	47,603	4,954,799
ProSiebenSat.1 Media AG 5.65%‡‡	84,838	4,201,634

		10,646,733

United Kingdom — 0.0%
Rolls-Royce Holdings PLC Class C, 3.00%+*‡‡	39,399,782	65,244

Total Foreign Preferred Stocks (Cost $7,795,886)		10,711,977

MONEY MARKET FUNDS — 10.6%
GuideStone Money Market Fund (GS4 Class)¥	81,447,283	81,447,283
Northern Institutional Liquid Assets Portfolio§	68,447,083	68,447,083

Total Money Market Funds (Cost $149,894,366)		149,894,366

TOTAL INVESTMENTS — 109.8% (Cost $1,291,351,577)		1,556,312,060

FOREIGN COMMON STOCKS SOLD SHORT — (6.4)%
Australia — (0.5)%
ALS, Ltd.	(81,799)	(643,465)
Alumina, Ltd.*	(422,500)	(420,633)
Boart Longyear Ltd.	(190,767)	(65,579)
Boral, Ltd.	(130,357)	(555,206)
Brambles, Ltd.	(18,000)	(147,060)
Coca-Cola Amatil, Ltd.*	(38,628)	(414,925)
Cochlear, Ltd.	(5,846)	(307,555)

See Notes to Financial Statements.	223

INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Fortescue Metals Group, Ltd.	(106,025)	$(550,976)
Harvey Norman Holdings, Ltd.	(133,167)	(375,738)
Iluka Resources, Ltd.	(31,802)	(245,057)
Leighton Holdings, Ltd.	(21,954)	(315,799)
Mount Gibson Iron, Ltd.	(153,244)	(138,883)
Orica, Ltd.	(12,263)	(261,257)
QBE Insurance Group, Ltd.	(23,333)	(239,799)
Recall Holdings, Ltd.*	(3,600)	(13,051)
Santos, Ltd	(33,443)	(436,869)
Sydney Airport	(209,162)	(709,688)
Transurban Group	(110,337)	(673,874)
UGL, Ltd.	(5,290)	(34,528)
Whitehaven Coal, Ltd.*	(270,877)	(461,963)

		(7,011,905)

Belgium — 0.0%
Mobistar SA	(10,079)	(191,347)

Bermuda — 0.0%
Seadrill, Ltd.	(9,431)	(384,996)

Denmark — (0.2)%
FLSmidth & Co. A/S	(35,453)	(1,938,801)
Novozymes A/S Class B	(3,293)	(139,097)

		(2,077,898)

Finland — (0.2)%
Elisa OYJ	(10,624)	(281,494)
Nokian Renkaat OYJ	(47,682)	(2,286,571)

		(2,568,065)

France — (0.8)%
Air France-KLM*	(55,394)	(578,921)
Alstom SA	(61,461)	(2,241,279)
Carrefour SA	(21,436)	(850,869)
CGG SA*	(20,570)	(356,991)
Cie de St-Gobain	(508)	(27,984)
Etablissements Maurel et Prom	(6,247)	(104,497)
Faurecia*	(41,148)	(1,569,896)
Hermes International	(1,769)	(641,522)
Nexans SA	(37,824)	(1,919,576)
Veolia Environnement SA	(190,246)	(3,107,184)

		(11,398,719)

Germany — (1.3)%
Aixtron SE*	(181,185)	(2,620,939)
Commerzbank AG*	(268,878)	(4,331,492)
Dialog Semiconductor PLC*	(123,316)	(2,652,422)
Fraport AG Frankfurt Airport Services Worldwide	(3,448)	(257,995)
Infineon Technologies AG	(191,110)	(2,040,189)
LANXESS AG	(42,167)	(2,812,004)
Sky Deutschland AG*	(388,246)	(4,272,895)

		(18,987,936)

Italy — (0.2)%
A2A SpA	(765,150)	(895,505)
Enel Green Power SpA	(76,780)	(193,166)
Fiat SpA*	(151,855)	(1,242,927)
Pirelli & C. SpA	(42,464)	(734,636)

		(3,066,234)

Japan — (1.4)%
ABC-Mart, Inc.	(1,200)	(52,426)
Acom Co., Ltd.*	(416,300)	(1,418,432)
Advantest Corporation	(88,000)	(1,096,521)
AEON Financial Service Co., Ltd.	(28,800)	(772,283)

	Shares	Value
Asahi Glass Co., Ltd.	(22,000)	$(136,989)
Asics Corporation	(5,700)	(97,426)
Credit Saison Co., Ltd.	(44,300)	(1,167,836)
Disco Corporation	(15,400)	(1,022,145)
GS Yuasa Corporation	(130,000)	(747,990)
Hamamatsu Photonics KK	(14,100)	(564,214)
Hitachi Metals, Ltd.	(32,000)	(452,777)
Hokkaido Electric Power Co., Inc.*	(78,800)	(906,803)
Kansai Paint Co., Ltd.	(20,000)	(295,759)
Komatsu, Ltd.	(5,900)	(121,135)
Kyushu Electric Power Co., Inc.*	(6,700)	(85,571)
Mitsubishi Motors Corporation*	(10,700)	(115,114)
Mitsubishi UFJ Lease & Finance Co., Ltd.	(56,200)	(345,509)
Nabtesco Corporation	(47,900)	(1,105,474)
Nachi-Fujikoshi Corporation	(97,000)	(547,930)
NGK Insulators, Ltd.	(25,000)	(475,772)
Nidec Corporation	(20,400)	(2,009,699)
Nikon Corporation	(47,500)	(907,760)
Nippon Electric Glass Co., Ltd.	(74,000)	(388,733)
NOK Corporation	(10,100)	(165,428)
NTN Corporation*	(99,000)	(450,268)
OSAKA Titanium Technologies Co., Ltd.	(15,700)	(273,428)
Rakuten, Inc.	(103,100)	(1,538,606)
Sharp Corporation Japan*	(88,000)	(280,183)
Shikoku Electric Power Co., Inc.*	(15,700)	(235,444)
SMC Corporation*	(1,000)	(252,389)
Taiheiyo Cement Corporation	(153,000)	(588,400)
Terumo Corporation	(8,700)	(420,033)
Yamada Denki Co., Ltd.	(118,700)	(388,265)
Yamaha Motor Co., Ltd.	(16,400)	(246,564)
Yaskawa Electric Corporation	(13,000)	(205,993)

		(19,879,299)

Liberia — 0.0%
Royal Caribbean Cruises, Ltd.	(8,768)	(415,321)

Luxembourg — (0.1)%
Millicom International Cellular SA	(15,606)	(1,555,072)

Netherlands — (0.5)%
ASML Holding NV	(29,000)	(2,716,200)
Fugro NV*	(36,929)	(2,202,881)
Royal Imtech NV*	(187,216)	(549,787)
TNT Express NV	(121,458)	(1,129,739)

		(6,598,607)

Norway — (0.2)%
Aker Solutions ASA	(24,251)	(433,418)
Norsk Hydro ASA	(76,633)	(342,020)
Schibsted ASA	(4,189)	(277,089)
Storebrand ASA*	(271,351)	(1,695,580)

		(2,748,107)

Sweden — 0.0%
SSAB AB	(63,289)	(486,190)

Switzerland — (0.1)%
Dufry AG*	(3,348)	(588,175)
Kuehne + Nagel International AG	(7,907)	(1,039,291)

		(1,627,466)

224	See Notes to Financial Statements.

	Shares	Value
United Kingdom — (0.9)%
Admiral Group PLC	(64,001)	$(1,388,377)
Aggreko PLC	(109,356)	(3,094,810)
Anglo American PLC	(86,000)	(1,879,844)
Capita PLC	(21,735)	(373,599)
FirstGroup PLC*	(183,936)	(376,474)
Inmarsat PLC	(16,925)	(211,885)
Kazakhmys PLC	(113,240)	(409,920)
Lonmin PLC*	(181,187)	(925,617)
Michael Page International PLC	(61,047)	(493,325)
Vedanta Resources PLC	(74,130)	(1,145,929)
Weir Group PLC (The)	(52,176)	(1,842,075)

		(12,141,855)

Total Foreign Common Stocks Sold Short (Cost $(79,825,201))		(91,139,017)

Liabilities in Excess of Other Assets — (3.4)%		(48,492,166)

NET ASSETS — 100.0%		$1,416,680,877

See Notes to Financial Statements.	225

INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2013, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Foreign Common Stocks:
Argentina	$2,004,894	$2,004,894	$—	$—
Australia	43,740,686	43,740,686	—	—
Austria	3,906,514	3,906,514	—	—
Belgium	2,206,358	2,206,358	—	—
Bermuda	1,734,401	1,734,401	—	—
Brazil	11,823,604	11,823,604	—	—
Canada	8,543,877	8,543,877	—	—
Chile	1,296,588	1,296,588	—	—
China	34,465,176	34,465,176	—	—
Denmark	23,398,750	10,090,403	13,308,347	—
Finland	3,148,458	—	3,148,458	—
France	129,269,112	—	129,269,112	—
Germany	146,615,207	146,615,207	—	—
Guernsey	662,170	662,170	—	—
Hong Kong	32,167,736	32,167,736	—	—
India	7,088,660	7,088,660	—	—
Indonesia	530,560	—	530,560	—
Ireland	5,712,886	5,712,886	—	—
Italy	32,136,497	—	32,136,497	—
Japan	215,012,662	855,392	214,157,270	—
Jersey	96,212	96,212	—	—
Luxembourg	3,706,095	3,706,095	—	—
Malaysia	873,086	873,086	—	—
Netherlands	87,942,089	2,746,015	85,196,074	—
New Zealand	1,074,878	1,074,878	—	—
Nigeria	—	—	—	—
Norway	20,121,212	20,121,212	—	—
Peru	3,396,959	3,396,959	—	—
Portugal	1,630,902	1,630,902	—	—
Russia	2,712,469	2,712,469	—	—
Singapore	24,542,728	24,542,728	—	—
South Korea	19,300,116	1,883,467	17,416,649	—
Spain	72,217,462	72,217,462	—	—
Sweden	42,003,602	—	42,003,602	—
Switzerland	133,503,901	8,744,454	124,759,447	—
Taiwan	14,913,507	14,913,507	—	—
Turkey	3,868,370	3,868,370	—	—
United Kingdom	250,999,986	250,999,986	—	—
United States of America	7,337,347	7,337,347	—	—
Foreign Preferred Stocks:
Germany	10,646,733	10,646,733	—	—
United Kingdom	65,244	—	—	65,244
Money Market Funds	149,894,366	149,894,366	—	—

Total Assets - Investments in Securities	$1,556,312,060	$894,320,800	$661,926,016	$65,244

Other Financial Instruments***
Futures Contracts	$3,623,644	$3,623,644	$—	$—

Total Assets - Other Financial Instruments	$3,623,644	$3,623,644	$—	$—

226	See Notes to Financial Statements.

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities:
Investments in Securities:
Foreign Common Stocks Sold Short:
Australia	$(7,011,905)	$(7,011,905)	$—	$—
Belgium	(191,347)	(191,347)	—	—
Bermuda	(384,996)	(384,996)	—	—
Denmark	(2,077,898)	—	(2,077,898)	—
Finland	(2,568,065)	(281,494)	(2,286,571)	—
France	(11,398,719)	—	(11,398,719)	—
Germany	(18,987,936)	(18,987,936)	—	—
Italy	(3,066,234)	—	(3,066,234)	—
Japan	(19,879,299)	—	(19,879,299)	—
Liberia	(415,321)	(415,321)	—	—
Luxembourg	(1,555,072)	—	(1,555,072)	—
Netherlands	(6,598,607)	—	(6,598,607)	—
Norway	(2,748,107)	(2,748,107)	—	—
Sweden	(486,190)	—	(486,190)	—
Switzerland	(1,627,466)	—	(1,627,466)	—
United Kingdom	(12,141,855)	(12,141,855)	—	—

Total Liabilities - Investments in Securities	$(91,139,017)	$(42,162,961)	$(48,976,056)	$—

Other Financial Instruments***
Forward Foreign Currency Contracts	$(620,375)	$—	$(620,375)	$—

Total Liabilities - Other Financial Instruments	$(620,375)	$—	$(620,375)	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

LEVEL 1 - 2 TRANSFERS

The Fund had securities that transferred from Level 2 to Level 1 of the fair value hierarchy as a result of foreign equities that were fair valued at December 31, 2012 that are now being valued based on quoted prices. The value of the securities that were transferred to Level 1 as of December 31, 2013 is $589,265,140.

Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the period ending December 31, 2013.

See Notes to Financial Statements.	227

Emerging Markets Equity Fund (Unaudited)

Emerging market equities significantly lagged the performance of equities in developed markets during the year as the MSCI Emerging Markets Index (Net) posted an annual return of -2.60%. The worst performing markets were primarily in the Latin American region, while Europe was the only positive performing region for the year. From a sector perspective, seven of the ten groups posted negative returns for calendar year 2013. The materials and energy sectors were the worst performers and experienced double-digit declines, while the technology, healthcare and consumer discretionary sectors were the only positive performing sectors for the one-year period.

The Emerging Markets Equity Fund is actively managed and invests mainly in a diversified portfolio of stocks of foreign companies of any market capitalization located in emerging markets. The inception date of the Fund was 10/31/13. The GS4 Class of the Fund outperformed its benchmark, the MSCI Emerging Markets Index (Net), for the remaining two month period (-2.50% versus -2.89%). On a country basis, security selection in China and Brazil contributed positively to benchmark-relative performance, while security selection to South Africa negatively impacted performance. On a sector basis, overweight exposure and security selection to the technology sector added value, while overweight exposure and security selection to the materials sector detracted from benchmark-relative returns during the two month period. Within the Fund, certain derivatives were utilized to express active views in currency and country selection. These derivative positions primarily included currency forward contracts and stock index futures. Overall, derivative exposure had a slight positive impact on Fund performance.

This fund may be suitable to investors who seek higher, long-term rates of return, can accept significant short-term fluctuations in account value and want to diversify their portfolio with emerging market stocks. The fund invests in emerging market securities which involves certain risks such as currency volatility, political and social instability and reduced market liquidity. Medium and small companies have limited product lines, markets and financial resources, and their stocks historically have been more volatile and less liquid than large company stocks. To the extent that the investment advisor misjudges current market conditions, the fund’s volatility may be amplified by its use derivatives, and by its ability to select sub-advisers to allocate assets. Some derivatives may increase the risk of loss and cause fluctuations in the market value of the fund’s portfolio to have disproportionately large effects or cause the NAV of the fund generally to decline faster than it would otherwise.

At December 31, 2013, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

	%
Financial Services	28.0
Technology	16.5
Materials & Processing	14.6
Money Market Funds	13.1
Consumer Discretionary	8.5
Energy	7.6
Utilities	4.7
Consumer Staples	4.0
Producer Durables	3.3
Foreign Preferred Stocks	2.2
Healthcare	2.2
Rights	—	**

	104.7

** Rounds to less than 0.005%.

EMERGING MARKETS EQUITY FUND SCHEDULE OF INVESTMENTS	December 31, 2013

	Shares	Value
FOREIGN COMMON STOCKS — 89.4%
Argentina — 0.1%
Banco Macro SA ADRΔ*	16,263	$394,703

Bermuda — 0.1%
Kosmos Energy, Ltd.*	34,700	387,946

Brazil — 5.8%
All - America Latina Logistica SA	333,700	927,868
Arteris SA	900	7,267
Banco Bradesco SA ADR	42,400	531,272
Banco do Brasil SA	61,200	632,947
Banco Santander Brasil SA	247,400	1,465,996
Banco Santander Brasil SA ADRΔ	478,089	2,916,343
BR Malls Participacoes SA	11,200	80,941
BR Properties SA	5,500	43,361
CCR SA	140,300	1,056,747
Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR	7,200	321,624
Cia Energetica de Minas Gerais ADR*	51,300	399,627
Fibria Celulose SA*	17,800	208,613
Grupo BTG Pactual*	84,000	973,428
Itau Unibanco Holding SA ADR	95,369	1,294,157
JBS SA	261,900	973,556
Lojas Renner SA*	33,800	873,922
Magnesita Refratarios SA	56,700	141,795
Multiplan Empreendimentos Imobiliarios SA*	2,300	48,647
Petroleo Brasileiro SA ADRΔ*	44,600	655,174
Porto Seguro SA*	55,600	701,113
Telefonica Brasil SA ADRΔ	34,300	659,246
Tim Participacoes SA ADRΔ*	1,300	34,112
Totvs SA*	27,700	433,948
Tractebel Energia SA*	33,600	511,851
Ultrapar Participacoes SA	27,900	661,653
Vale SA ADR	23,800	333,438

		16,888,646

Canada — 2.2%
First Quantum Minerals, Ltd.Δ	336,100	6,055,970
Torex Gold Resources, Inc.*	254,100	224,857

		6,280,827

Chile — 0.8%
Banco Santander Chile ADRΔ	13,700	322,909
Embotelladora Andina SA ADR Class BΔ	35,696	1,008,055
Enersis SA ADRΔ	52,900	792,971
Latam Airlines Group SA ADRΔ	12,600	205,506

		2,329,441

China — 9.6%
AAC Technologies Holdings, Inc.Δ	278,500	1,352,221
Agile Property Holdings, Ltd.	36,000	38,580
Agricultural Bank of China, Ltd.	983,000	482,988
Anhui Conch Cement Co., Ltd. Class H	799,500	2,964,242
Baidu, Inc. ADR*	7,557	1,344,239
Bank of China, Ltd. Class H	2,245,000	1,033,575

	Shares	Value
Bank of Communications Co., Ltd. Class A	389,000	$274,406
Beijing Capital International Airport Co., Ltd. Class H	178,000	139,337
China CITIC Bank Corporation, Ltd. Class H	350,000	190,024
China Communications Construction Co., Ltd. Class H	126,000	101,557
China Construction Bank Corporation Class H	1,826,000	1,377,571
China Life Insurance Co., Ltd. Class H	334,000	1,044,517
China Merchants Bank Co., Ltd. Class H	1,736,500	3,699,493
China Minsheng Banking Corporation, Ltd. Class H	78,000	86,607
China Oilfield Services, Ltd. Class H	130,000	403,196
China Petroleum & Chemical Corporation Class H	254,000	207,346
China Railway Construction Corporation, Ltd. Class HΔ	317,000	315,598
China Telecom Corporation, Ltd. Class H	380,000	192,100
Chongqing Rural Commercial Bank Class H	767,000	371,912
Country Garden Holdings Co., Ltd.	121,000	73,028
Dongfeng Motor Group Co., Ltd. Class H	234,000	366,346
Evergrande Real Estate Group, Ltd.	173,000	66,038
Guangzhou R&F Properties Co., Ltd. Class H	23,600	34,513
Huaneng Power International, Inc. Class H	322,000	291,093
Industrial & Commercial Bank of China, Ltd. Class H	1,953,000	1,319,748
Li Ning Co., Ltd.*	921,500	727,284
Longfor Properties Co., Ltd.	848,000	1,185,448
Mindray Medical International, Ltd. ADRΔ	20,002	727,273
Parkson Retail Group, Ltd.Δ	1,259,500	388,198
PICC Property & Casualty Co., Ltd. Class H	64,000	94,915
Sihuan Pharmaceutical Holdings Group, Ltd.	993,000	906,651
Sino-Ocean Land Holdings, Ltd.	78,000	51,200
Sinopec Shanghai Petrochemical Co., Ltd. Class H	1,968,000	565,962
SOHO China, Ltd.	53,000	45,657
Tencent Holdings, Ltd.	43,200	2,755,467
Tingyi Cayman Islands Holding Corporation	530,000	1,531,021
West China Cement, Ltd.*	2,000,000	296,610
Wumart Stores, Inc. Class H	401,000	651,587
Zhejiang Expressway Co., Ltd. Class H	172,000	162,588

		27,860,136

Colombia — 0.4%
BanColombia SA	85,799	1,058,929

Cyprus — 0.7%
Eurasia Drilling Co., Ltd. GDR	27,325	1,229,625

See Notes to Financial Statements.	229

EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Global Ports Investments PLC GDR	44,166	$617,441
QIWI PLC ADR	4,600	257,600

		2,104,666

Egypt — 0.1%
ElSwedy Electric Co.	82,700	380,737

Estonia — 0.2%
Tallink Group AS@	486,725	595,935

Hong Kong — 5.6%
ASM Pacific Technology, Ltd.Δ	171,900	1,438,726
Belle International Holdings, Ltd.	909,000	1,051,511
China Gas Holdings, Ltd.	126,000	185,239
China Mengniu Dairy Co., Ltd.	531,000	2,519,995
China Mobile, Ltd.	327,500	3,395,664
China Overseas Land & Investment, Ltd.	942,000	2,648,285
China Resources Cement Holdings, Ltd.	274,000	184,097
China Resources Land, Ltd.	54,000	133,846
China Resources Power Holdings Co., Ltd.	144,000	341,323
CNOOC, Ltd.	262,000	487,219
COSCO Pacific, Ltd.	62,000	85,073
Geely Automobile Holdings, Ltd.	1,645,000	795,526
GOME Electrical Appliances Holdings, Ltd.	4,899,000	903,443
Kingboard Chemical Holdings, Ltd.	123,500	322,515
Lee & Man Paper Manufacturing, Ltd.	258,000	170,019
New World Department Store China, Ltd.	491,000	276,074
Shimao Property Holdings, Ltd.*	36,000	82,731
Sino Biopharmaceutical, Ltd.	1,452,000	1,151,593
Yuexiu Property Co., Ltd.	138,000	33,991

		16,206,870

Hungary — 0.0%
OTP Bank PLC	5,313	100,812

India — 8.9%
Aditya Birla Nuvo, Ltd.	6,363	127,836
Ambuja Cements, Ltd.	529,600	1,563,842
Axis Bank, Ltd.	126,800	2,664,020
Cairn India, Ltd.*	58,265	304,960
Canara Bank	22,833	104,189
Dabur India, Ltd.@	489,319	1,347,595
GAIL India, Ltd.*	15,616	86,417
HCL Technologies, Ltd.	28,181	575,215
Hero MotoCorp, Ltd.	28,411	953,219
Infosys, Ltd.	27,048	1,524,207
Infosys, Ltd. ADRΔ	49,758	2,816,303
Kotak Mahindra Bank, Ltd.@	265,448	3,125,253
Lupin, Ltd.	179,354	2,633,261
Maruti Suzuki India, Ltd.	68,120	1,942,557
Power Finance Corporation, Ltd.	140,715	379,797
Reliance Industries, Ltd.	17,270	249,941
Shriram Transport Finance Co., Ltd.@	120,097	1,305,913
Tata Consultancy Services, Ltd.	57,961	2,035,311

	Shares	Value
Tata Motors, Ltd. ADR	17,800	$548,240
Wipro, Ltd.	104,841	947,815
Wockhardt, Ltd.	74,786	547,278

		25,783,169

Indonesia — 1.9%
PT Bank Negara Indonesia Persero Tbk	953,500	310,578
PT Bank Rakyat Indonesia Persero Tbk	132,000	78,899
PT Bank Tabungan Pensiunan Nasional Tbk*	64,500	22,814
PT Global Mediacom Tbk	1,928,500	301,396
PT Indocement Tunggal Prakarsa Tbk	1,315,000	2,166,148
PT Lippo Karawaci Tbk	541,000	40,503
PT Media Nusantara Citra Tbk	1,036,000	224,425
PT Perusahaan Gas Negara Persero Tbk	479,500	176,750
PT Ramayana Lestari Sentosa Tbk	2,635,000	229,707
PT Semen Indonesia Persero Tbk	1,249,500	1,457,048
PT Telekomunikasi Indonesia Tbk ADRΔ*	4,700	168,495
PT Unilever Indonesia Tbk	61,500	131,754
PT United Tractors Tbk	152,500	238,705

		5,547,222

Luxembourg — 0.4%
O’Key Group SA GDR	10,400	123,760
Ternium SA ADRΔ	34,878	1,091,681

		1,215,441

Malaysia — 1.8%
AMMB Holdings Bhd	119,200	263,474
CIMB Group Holdings Bhd	555,900	1,293,225
IOI Corporation Bhd	188,200	270,622
IOI Properties Group Bhd+*	62,733	33,708
Lafarge Malaysia Bhd	154,300	403,710
Malayan Banking Bhd	135,800	412,106
MISC Bhd*	55,200	96,058
Petronas Chemicals Group Bhd	201,300	425,277
Public Bank Bhd	71,400	425,937
RHB Capital Bhd	35,700	86,103
Sime Darby Bhd	33,300	96,784
Tenaga Nasional Bhd	363,900	1,264,290
Westports Holdings Bhd*	355,900	274,897

		5,346,191

Mexico — 5.3%
Alfa SAB de CV	295,700	829,360
America Movil SAB de CV ADRΔ	200,478	4,685,171
Arca Continental SAB de CV*	108,700	679,765
Cemex SAB de CV ADRΔ*	26,700	315,861
Coca-Cola Femsa SAB de CV ADR	900	109,593
Compartamos SAB de CV	309,300	578,494
Corporacion Moctezuma SAB de CV@	190,009	581,385
Fibra Uno Administracion SA de CV REIT	36,600	117,230
Genomma Lab Internacional SAB de CV Class B*	520,000	1,458,461

230	See Notes to Financial Statements.

	Shares	Value
Grupo Aeroportuario del Pacifico SAB de CV Class B	68,800	$367,804
Grupo Financiero Banorte SAB de CV	381,200	2,667,363
Grupo Financiero Inbursa SAB de CV	527,900	1,493,153
Grupo Mexico SAB de CV Series B	120,500	398,975
Kimberly-Clark de Mexico SAB de CV Class A	40,800	115,871
Megacable Holdings SAB de CV	267,400	904,407

		15,302,893

Mongolia — 0.1%
Mongolian Mining CorporationΔ*	1,524,500	202,499

Netherlands — 0.9%
OCIΔ*	57,305	2,580,656

Nigeria — 1.3%
FBN Holdings PLC	2,210,200	225,234
FCMB Group PLC*	12,000,000	276,836
Guaranty Trust Bank PLC	14,259,274	2,408,788
United Bank for Africa PLC	15,258,631	849,027

		3,759,885

Peru — 0.1%
Credicorp, Ltd.Δ	3,200	424,736

Philippines — 0.4%
International Container Terminal Services, Inc.	519,950	1,196,962

Poland — 0.8%
Alior Bank SA*	20,073	540,964
Bank Zachodni WBK SA	1,994	255,830
Eurocash SA	11,499	181,522
Grupa Lotos SA*	5,550	65,126
PGE SA	82,818	446,294
Polskie Gornictwo Naftowe i Gazownictwo SA	261,173	445,223
Synthos SA	74,449	134,799
Tauron Polska Energia SA	100,309	145,099

		2,214,857

Russia — 6.9%
Gazprom OAO ADR	283,539	2,424,258
LSR Group GDR	137,600	575,994
Lukoil OAO ADR	10,216	644,834
NovaTek OAO GDR	36,282	4,967,006
Novolipetsk Steel OJSC GDR	79,198	1,329,932
Rosneft OAO GDR*	42,657	326,612
Sberbank of Russia ADR	405,109	5,092,220
Sistema JSFC GDR	55,643	1,787,253
Surgutneftegas OAO ADRΔ	61,695	534,896
Tatneft OAO ADR	15,225	581,138
VTB Bank OJSC GDR	7,603	22,980
X5 Retail Group NV GDR*	100,827	1,690,869

		19,977,992

South Africa — 3.4%
African Bank Investments, Ltd.Δ	582,728	669,387
African Rainbow Minerals, Ltd.	6,681	120,373
Bidvest Group, Ltd.	111,062	2,841,133
Capitec Bank Holdings, Ltd.Δ	17,600	349,433
Discovery, Ltd.	29,150	234,812

	Shares	Value
Growthpoint Properties, Ltd.	48,957	$113,315
Imperial Holdings, Ltd.	28,497	550,408
Investec. Ltd.	36,321	257,952
Liberty Holdings, Ltd.	35,539	411,968
Mediclinic International, Ltd.	19,872	143,973
MMI Holdings, Ltd.	55,918	134,864
Netcare, Ltd.	23,976	59,471
Northam Platinum, Ltd.*	50,227	201,100
Pick n Pay Stores, Ltd.	193,900	961,182
Redefine Properties, Ltd.*	79,691	73,993
Remgro, Ltd.	11,242	222,718
RMB Holdings, Ltd.	10,184	46,940
Standard Bank Group, Ltd.	195,800	2,415,675

		9,808,697

South Korea — 10.8%
AMOREPACIFIC Corporation	459	435,157
AMOREPACIFIC Group	533	235,147
Coway Co., Ltd.	2,091	131,728
Daelim Industrial Co., Ltd.	6,016	537,492
DGB Financial Group, Inc.	5,610	87,889
E-Mart Co., Ltd.	1,212	306,523
Hanwha Life Insurance Co., Ltd.	35,490	255,744
Hyosung Corporation	10,788	719,809
Hyundai Department Store Co., Ltd.	564	86,242
Hyundai Mobis Co., Ltd.	3,532	983,323
Hyundai Motor Co.	2,728	612,345
Hyundai Wia Corporation	1,696	306,072
KB Financial Group, Inc.	5,610	226,756
KCC Corporation	1,073	477,126
Kia Motors Corporation	6,259	333,302
KIWOOM Securities Co., Ltd.	7,205	345,593
Korea Zinc Co., Ltd.	477	143,891
KT Corporation ADR	1,100	16,357
LG Chem, Ltd.	1,407	400,209
LG Display Co., Ltd.*	19,430	469,202
Mirae Asset Securities Co., Ltd.	9,400	342,854
NAVER Corporation	233	160,567
POSCO	1,489	463,321
Samsung Electronics Co., Ltd.	8,414	10,963,840
Samsung Fire & Marine Insurance Co., Ltd.	21,046	5,171,687
Shinhan Financial Group Co., Ltd.	100,110	4,494,423
Shinsegae Co., Ltd.	860	205,984
SK Holdings Co., Ltd.	3,959	717,784
SK Hynix, Inc.*	15,240	533,058
SK Telecom Co., Ltd.	5,049	1,104,919
Woori Finance Holdings Co., Ltd.	21,810	275,521

		31,543,865

Switzerland — 0.6%
Coca-Cola HBC AG*	62,438	1,821,815

Taiwan — 8.2%
Cheng Uei Precision Industry Co., Ltd.	76,000	152,492
Chicony Electronics Co., Ltd.	36,000	90,473
China Life Insurance Co., Ltd.	221,000	223,940
Chroma ATE, Inc.	138,000	289,396
CTBC Financial Holding Co., Ltd.	411,000	280,633
Far Eastern Department Stores, Ltd.	211,000	208,851

See Notes to Financial Statements.	231

EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Far EasTone Telecommunications Co., Ltd.	302,000	$663,714
Fubon Financial Holding Co., Ltd.	448,000	655,386
Hon Hai Precision Industry Co., Ltd.	366,000	983,663
Inventec Corporation	1,041,000	920,373
Kinsus Interconnect Technology Corporation	139,000	461,258
MediaTek, Inc.	197,000	2,931,518
Pegatron Corporation	256,000	329,840
Pou Chen Corporation	211,000	315,401
Powertech Technology, Inc.*	60,000	91,701
President Chain Store Corporation	109,000	755,230
Realtek Semiconductor Corporation	216,000	579,798
Richtek Technology Corporation	64,000	298,488
Ruentex Development Co., Ltd.	17,000	32,969
Siliconware Precision Industries Co.	116,000	138,561
SinoPac Financial Holdings Co., Ltd.	674,000	335,830
Taishin Financial Holding Co., Ltd.	760,000	373,580
Taiwan Cooperative Financial Holding Co., Ltd.	212,000	115,946
Taiwan Semiconductor Manufacturing Co., Ltd.	3,178,000	11,249,652
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	28,400	495,296
Teco Electric and Machinery Co., Ltd.	145,000	166,147
Uni-President Enterprises Corporation	279,000	502,703
Walsin Lihwa Corporation*	289,000	92,702

		23,735,541

Thailand — 3.1%
Airports of Thailand PCL NVDR	64,600	312,694
Bangkok Bank PCL NVDR	46,600	253,834
BEC World PCL NVDR	334,800	516,112
Big C Supercenter PCL NVDR	222,100	1,247,282
Central Pattana PCL	2,235,700	2,789,522
Krung Thai Bank PCL NVDR	191,200	96,631
PTT Exploration & Production PCL NVDR	82,600	419,559
PTT Global Chemical PCL NVDR	229,900	555,220
Robinson Department Store PCL	308,800	451,077
Siam Commercial Bank PCL (The)	419,400	1,831,525
TMB Bank PCL	6,687,100	419,216

		8,892,672

Turkey — 2.0%
Akfen Holding AS	106,500	210,621
Coca-Cola Icecek AS	21,836	525,832
Eregli Demir ve Celik Fabrikalari TAS	329,561	395,657
TAV Havalimanlari Holding AS	83,690	601,680
Turk Hava Yollari	204,722	613,499
Türkiye Garanti Bankasi AS	536,995	1,739,174

	Shares	Value
Ulker Biskuvi Sanayi AS	91,700	$648,600
Yapi ve Kredi Bankasi AS	577,100	998,982

		5,734,045

United Kingdom — 5.9%
Anglo American PLC	481,852	10,522,049
Hikma Pharmaceuticals PLC	15,579	309,836
Tullow Oil PLC	446,917	6,327,648

		17,159,533

United States of America — 1.0%
Cognizant Technology Solutions Corporation Class A*	28,200	2,847,636
Southern Copper Corporation	3,900	111,969

		2,959,605

Total Foreign Common Stocks (Cost $265,439,770)		259,797,924

FOREIGN PREFERRED STOCKS — 2.2%
Brazil — 1.0%
Banco do Estado do Rio Grande do Sul SA Class B 0.78%	14,400	76,906
Cia Brasileira de Distribuicao Grupo Pao de Acucar 1.04%	13,800	613,651
Cia Energetica de Sao Paulo, Class B 1.42%	73,200	695,621
Itau Unibanco Holding SA 1.00%	4,800	63,783
Itausa Investimentos Itau SA 0.33%	308,500	1,163,781
Metalurgica Gerdau SA 0.31%	29,500	292,593

		2,906,335

South Korea — 1.2%
Samsung Electronics Co., Ltd. 1.50%	3,727	3,584,288

Total Foreign Preferred Stocks (Cost $6,833,153)		6,490,623

RIGHTS — 0.0%
IOI Properties Group Bhd+*
(Cost $7,182)	31,367	—

MONEY MARKET FUNDS — 13.1%
GuideStone Money Market Fund (GS4 Class)¥	13,828,315	13,828,315
Northern Institutional Liquid Assets Portfolio§	24,260,022	24,260,022

Total Money Market Funds (Cost $38,088,337)		38,088,337

TOTAL INVESTMENTS — 104.7% (Cost $310,368,442)		304,376,884

Liabilities in Excess of Other Assets — (4.7)%		(13,775,796)

NET ASSETS — 100.0%		$290,601,088

232	See Notes to Financial Statements.

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2013, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Foreign Common Stocks:
Argentina	$394,703	$394,703	$—	$—
Bermuda	387,946	387,946	—	—
Brazil	16,888,646	16,888,646	—	—
Canada	6,280,827	6,280,827	—	—
Chile	2,329,441	2,329,441	—	—
China	27,860,136	27,860,136	—	—
Colombia	1,058,929	1,058,929	—	—
Cyprus	2,104,666	2,104,666	—	—
Egypt	380,737	380,737	—	—
Estonia	595,935	595,935	—	—
Hong Kong	16,206,870	16,206,870	—	—
Hungary	100,812	100,812	—	—
India	25,783,169	25,783,169	—	—
Indonesia	5,547,222	168,495	5,378,727	—
Luxembourg	1,215,441	1,215,441	—	—
Malaysia	5,346,191	5,312,483	—	33,708
Mexico	15,302,893	15,302,893	—	—
Mongolia	202,499	202,499	—	—
Netherlands	2,580,656	2,580,656	—	—
Nigeria	3,759,885	3,759,885	—	—
Peru	424,736	424,736	—	—
Philippines	1,196,962	—	1,196,962	—
Poland	2,214,857	2,214,857	—	—
Russia	19,977,992	19,977,992	—	—
South Africa	9,808,697	9,808,697	—	—
South Korea	31,543,865	16,357	31,527,508	—
Switzerland	1,821,815	1,821,815	—	—
Taiwan	23,735,541	23,735,541	—	—
Thailand	8,892,672	5,491,340	3,401,332	—
Turkey	5,734,045	5,734,045	—	—
United Kingdom	17,159,533	17,159,533	—	—
United States of America	2,959,605	2,959,605	—	—
Foreign Preferred Stocks:
Brazil	2,906,335	2,906,335	—	—
South Korea	3,584,288	—	3,584,288	—
Money Market Funds	38,088,337	38,088,337	—	—
Rights	—	—	—	—

Total Assets - Investments in Securities	$304,376,884	$259,254,359	$45,088,817	$33,708

Other Financial Instruments***
Forward Foreign Currency Contracts	$40,328	$—	$40,328	$—
Futures Contracts	934,639	934,639	—	—

Total Assets - Other Financial Instruments	$974,967	$934,639	$40,328	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

There were no transfers between Level 1 and Level 2 during the period ending December 31, 2013.

Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the period ending December 31, 2013.

See Notes to Financial Statements.	233

STATEMENTS OF ASSETS AND LIABILITIES	December 31, 2013

	Defensive Market Strategies Fund	Equity Index Fund
Assets
Investments in securities of unaffiliated issuers, at value	$525,803,274	$368,687,320
Investments in securities of affiliated issuers, at value	64,725,574	12,116,847

Total investments (1)(2)	590,528,848	380,804,167
Cash	60,320	—
Cash collateral for derivatives	1,024,000	435,000
Deposits with broker for securities sold short	23,455,465	—
Foreign currency(3)	42,412	—
Receivables:
Dividends and reclaims	638,992	411,524
Interest	678,630	—
Securities lending	46,487	70,172
Investment securities sold	6,989,459	—
Fund shares sold	138,208	153,818
Variation margin on financial futures contracts	77,120	44,800
Unrealized appreciation on foreign currency exchange contracts	2,329	—
Prepaid expenses and other assets	21,605	18,089

Total Assets	623,703,875	381,937,570

Liabilities
Securities sold short, at value (4)	47,002,923	—
Options written at value (5)	3,440	—
Unrealized depreciation on foreign currency exchange contracts	33,958	—
Collateral held for securities on loan at value	84,172,289	25,398,730
Collateral held for derivatives	—	—
Payables:
Investment securities purchased	7,165,631	—
Dividends on short sales	12,387	—
Fund shares redeemed	30,786	8,812
Variation margin on financial futures contracts	—	—
Securities lending	3,392	486
Deferred foreign capital gains taxes	—	—
Accrued expenses:
Investment advisory fees	352,902	14,146
Shareholder servicing fees	78,618	57,320
Other expenses	140,539	143,118

Total Liabilities	138,996,865	25,622,612

Net Assets	$484,707,010	$356,314,958

Net Assets Consist of:
Paid-in-capital	$435,439,990	$228,801,247
Accumulated (distributions in excess of) net investment income (loss)	(228,862)	64,888
Undistributed (accumulated) net realized gain (loss) on investments, foreign currency translations and derivative transactions	(4,079,862)	(5,760,991)
Net unrealized appreciation (depreciation) on investments, foreign currency translations and derivative transactions	53,575,744	133,209,814

Net Assets	$484,707,010	$356,314,958

Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the GS2 Class	$89,429,797	$66,377,857

GS2 shares outstanding	7,821,868	7,804,989

Net asset value, offering and redemption price per GS2 share	$11.43	$8.50

Net assets applicable to the GS4 Class	$395,277,213	$289,937,101

GS4 shares outstanding	34,599,098	14,011,133

Net asset value, offering and redemption price per GS4 share	$11.42	$20.69

___________

(1) Investments in securities of unaffiliated issuers, at cost	$471,060,683	$235,905,507
Investments in securities of affiliated issuers, at cost	64,725,574	12,116,847

Total investments at cost	$535,786,257	$248,022,354

(2) Includes securities loaned of:	$82,427,706	$25,034,522

(3) Foreign currency at cost	$42,261	$—

(4) Proceeds from securities sold short	$44,997,373	$—

(5) Premiums received on options written	$32,881	$—

(6) Net of $(111,602) accrued foreign capital gains taxes on appreciated securities

234	See Notes to Financial Statements.

Value Equity Fund	Growth Equity Fund	Small Cap Equity Fund	International Equity Fund	Emerging Markets Equity Fund

$1,401,110,889	$1,511,080,317	$703,815,106	$1,474,864,777	$290,548,569
48,058,108	60,581,823	27,331,387	81,447,283	13,828,315

1,449,168,997	1,571,662,140	731,146,493	1,556,312,060	304,376,884
28,000	—	109,262	922,017	7,694,600
2,109,000	2,667,000	1,472,003	8,334,779	2,056,000
—	—	—	704,194	—
—	—	210,423	9,186,887	139,893

1,501,437	812,745	458,689	3,186,157	103,148
—	—	355,931	—	—
285,370	347,398	515,418	418,987	10,174
1,895,941	2,694,313	2,323,306	368,634	474,232
131,547	387,799	390,449	193,554	28,913
173,120	206,765	360,242	256,452	430,074
—	—	71,271	1,288,413	661,456
33,099	33,670	23,447	34,855	35,807

1,455,326,511	1,578,811,830	737,436,934	1,581,206,989	316,011,181

—	—	—	91,139,017	—
—	—	5,813	—	—
—	—	68,310	1,908,788	621,128
109,412,405	156,992,176	154,309,256	68,447,083	24,260,022
—	—	—	349,547	—

1,869,794	1,915,498	7,521,303	447,501	—
—	—	—	53,831	—
17,114	14,645	3,724	9,263	—
—	—	2,078	354,814	50,955
3,578	3,026	26,743	6,840	1,976
—	—	—	4,091	112,450

686,618	901,100	405,952	926,110	208,054
215,935	233,728	95,425	226,231	48,853
106,436	107,812	153,499	652,996	106,655

112,311,880	160,167,985	162,592,103	164,526,112	25,410,093

$1,343,014,631	$1,418,643,845	$574,844,831	$1,416,680,877	$290,601,088

$1,024,684,168	$1,012,967,656	$461,981,447	$1,235,244,047	$297,546,167
246,220	—	238,176	(3,519,110)	(1,244,447)
(17,974,722)	10,633,373	5,907,778	(71,930,152)	(571,040)
336,058,965	395,042,816	106,717,430	256,886,092	(5,129,592	)(6)

$1,343,014,631	$1,418,643,845	$574,844,831	$1,416,680,877	$290,601,088

$253,988,275	$227,933,797	$84,139,143	$269,499,468	$46,420,031

25,645,461	18,685,378	8,128,586	23,336,082	4,759,526

$9.90	$12.20	$10.35	$11.55	$9.75

$1,089,026,356	$1,190,710,048	$490,705,688	$1,147,181,409	$244,181,057

51,850,876	51,730,929	26,970,705	75,251,195	25,047,066

$21.00	$23.02	$18.19	$15.24	$9.75

$1,066,843,017	$1,118,389,674	$601,463,179	$1,209,904,294	$296,540,127
48,058,108	60,581,823	27,331,387	81,447,283	13,828,315

$1,114,901,125	$1,178,971,497	$628,794,566	$1,291,351,577	$310,368,442

$107,204,960	$154,845,403	$152,100,244	$66,487,987	$24,687,797

$—	$—	$207,841	$9,096,323	$140,875

$—	$—	$—	$79,825,201	$—

$—	$—	$3,974	$—	$—

See Notes to Financial Statements.	235

STATEMENTS OF OPERATIONS	For the Year Ended December 31, 2013

	Defensive Market Strategies Fund	Equity Index Fund
Investment Income
Dividends	$7,635,976	$6,111,564
Income distributions received from affiliated funds	3,171	1,201
Interest	2,752,484	202
Securities lending	219,828	104,066
Less foreign taxes withheld	(33,042)	(1,296)

Total Investment Income	10,578,417	6,215,737

Expenses
Investment advisory fees	3,831,391	468,175
Transfer agent fees:
GS2 shares	3,778	3,755
GS4 shares	19,269	24,821
Custodian fees	143,777	28,795
Shareholder servicing fees:
GS4 shares	864,062	596,448
Accounting and administration fees	157,935	87,105
Professional fees	67,671	68,594
Blue sky fees:
GS2 shares	1,883	4,148
GS4 shares	18,914	15,806
Shareholder reporting fees:
GS2 shares	381	311
GS4 shares	5,257	15,605
Trustee expenses	4,672	3,136
Line of credit facility fees	4,500	3,015
Other expenses	356,529	15,315

Total expenses before dividends and interest on securities sold short	5,480,019	1,335,029
Dividends and interest on securities sold short	497,710	—
Expenses waived/reimbursed net of amount recaptured(2)	(87,229)	(260,266)
Fees paid indirectly	(17,950)	—

Net expenses	5,872,550	1,074,763

Net Investment Income (Loss)	4,705,867	5,140,974

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investment securities	46,639,367	3,449,958
Investment securities sold short	(13,855,311)	—
Futures transactions	5,824,421	2,798,542
Swap agreements	—
Option contracts written	14,073	—
Option contracts purchased	(605,569)	—
Foreign currency transactions	146,255	—

Net realized gain (loss)	38,163,236	6,248,500

Net change in unrealized appreciation (depreciation) on:
Investment securities
(net of estimated capital gains taxes of $(111,602) for Emerging Markets Equity)	32,405,880	71,983,294
Investment securities sold short	(1,277,045)	—
Futures	733,249	391,506
Option contracts written	29,441	—
Option contracts purchased	(117,849)	—
Foreign currency translation	(46,848)	—

Net change in unrealized appreciation (depreciation)	31,726,828	72,374,800

Net Realized and Unrealized Gain (Loss)	69,890,064	78,623,300

Net Increase (Decrease) in Net Assets Resulting from Operations	$74,595,931	$83,764,274

(1)	Inception Date for the Emerging Markets Equity Fund was October 31, 2013.
(2)	See Note 3a and 3c in Notes to Financial Statements.

236	See Notes to Financial Statements.

Value Equity Fund	Growth Equity Fund	Small Cap Equity Fund	International Equity Fund	Emerging Markets Equity Fund(1)

$28,520,609	$10,560,097	$4,640,676	$43,552,338	$437,111
3,447	5,859	2,398	10,126	149
677	—	1,349,224	—	—
441,853	590,561	1,094,357	1,255,526	13,702
(80,092)	(95,000)	(406)	(3,422,485)	(22,190)

28,886,494	11,061,517	7,086,249	41,395,505	428,772

8,048,298	11,095,613	4,332,272	13,585,138	548,343

3,916	3,860	3,941	3,978	617
27,219	26,480	27,826	27,228	3,327
68,315	95,718	141,358	1,148,214	47,318

2,481,161	2,664,600	1,045,543	2,882,252	94,428
279,848	293,354	207,059	652,029	21,978
64,959	64,959	70,459	93,290	89,421

4,148	4,148	4,148	4,148	1,142
16,625	16,727	17,399	16,514	1,686

661	548	703	674	111
20,917	18,616	22,009	18,617	1,694
13,106	13,633	5,240	14,817	740
12,553	13,035	5,004	14,454	664
32,161	35,654	24,271	748,955	6,661

11,073,887	14,346,945	5,907,232	19,210,308	818,130
—	—	—	2,288,233	—
(81,634)	(737,777)	(56,514)	(2,065,865)	(133,958)
(86,296)	(81,045)	(68,008)	(71,257)	—

10,905,957	13,528,123	5,782,710	19,361,419	684,172

17,980,537	(2,466,606)	1,303,539	22,034,086	(255,400)

137,310,798	235,251,924	78,734,837	83,529,063	(139,725)
—	—	—	(11,116,143)	—
8,569,444	15,573,869	29,142,977	20,062,582	(430,714)
—	—	—	(108,215)	—
—	—	34,180	—	—
—	—	(30,452)	—	—
—	(9,086)	60,061	2,444,190	(1,244,448)

145,880,242	250,816,707	107,941,603	94,811,477	(1,814,887)

217,997,259	141,075,986	52,215,641	149,314,676	(6,103,160)
—	—	—	(9,000,213)	—
1,685,630	2,186,149	3,178,527	2,190,495	934,639
—	—	(9,282)	—	—
—	—	9,915	—	—
—	1,610	25,744	(4,435,144)	38,929

219,682,889	143,263,745	55,420,545	138,069,814	(5,129,592)

365,563,131	394,080,452	163,362,148	232,881,291	(6,944,479)

$383,543,668	$391,613,846	$164,665,687	$254,915,377	$(7,199,879)

See Notes to Financial Statements.	237

STATEMENTS OF CHANGES IN NET ASSETS

	Defensive Market Strategies Fund
	For the Year Ended

	12/31/13	12/31/12
Operations:
Net investment income	$4,705,867	$5,323,718
Net realized gain on investment securities, foreign currency transactions and derivative transactions	38,163,236	10,591,923
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency translations and derivative transactions	31,726,828	12,885,168

Net increase in net assets resulting from operations	74,595,931	28,800,809

Dividends and Distributions to Shareholders:
Dividends from net investment income
GS2 shares	(1,173,699)	(1,340,492)
GS4 shares	(4,069,569)	(4,192,927)
Distributions from net realized capital gains
GS2 shares	(7,059,195)	(2,470,784)
GS4 shares	(30,890,202)	(9,083,204)

Total dividends and distributions	(43,192,665)	(17,087,407)

Capital Share Transactions:
Proceeds from shares sold
GS2 shares	7,592,070	15,153,959
GS4 shares	74,050,825	57,511,353
Reinvestment of dividends and distributions
GS2 shares	8,223,321	3,807,041
GS4 shares	34,959,748	13,276,131

Total proceeds from shares sold and reinvested	124,825,964	89,748,484

Value of shares redeemed
GS2 shares	(18,746,972)	(10,919,229)
GS4 shares	(52,760,180)	(5,602,873)

Total value of shares redeemed	(71,507,152)	(16,522,102)

Net increase (decrease) from capital share transactions(1)	53,318,812	73,226,382

Total increase in net assets	84,722,078	84,939,784

Net Assets:
Beginning of Year	399,984,932	315,045,148

End of Year*	$484,707,010	$399,984,932

* Including undistributed net investment income	$(228,862)	$(2,176)

(1)See Note 6 in Notes to Financial Statements.

238	See Notes to Financial Statements.

Equity Index Fund		Value Equity Fund
For the Year Ended		For the Year Ended

12/31/13	12/31/12	12/31/13	12/31/12

$5,140,974	$4,459,095	$17,980,537	$19,356,667
6,248,500	3,524,631	145,880,242	28,714,675
72,374,800	26,719,460	219,682,889	128,975,407

83,764,274	34,703,186	383,543,668	177,046,749

(1,910,992)	(1,571,769)	(9,104,181)	(6,831,856)
(3,169,798)	(2,883,760)	(16,327,168)	(12,514,527)

(1,874,438)	(1,164,145)	(12,958,074)	—
(3,460,464)	(2,337,106)	(27,109,606)	—

(10,415,692)	(7,956,780)	(65,499,029)	(19,346,383)

8,865,349	9,096,280	23,449,413	9,537,724
42,055,015	23,839,386	82,826,039	45,285,927

3,781,445	2,732,297	22,042,894	6,825,833
6,630,100	5,219,194	43,431,117	12,513,223

61,331,909	40,887,157	171,749,463	74,162,707

(5,225,280)	(4,607,900)	(58,523,134)	(28,255,572)
(28,402,934)	(27,559,476)	(236,877,855)	(108,252,456)

(33,628,214)	(32,167,376)	(295,400,989)	(136,508,028)

27,703,695	8,719,781	(123,651,526)	(62,345,321)

101,052,277	35,466,187	194,393,113	95,355,045

255,262,681	219,796,494	1,148,621,518	1,053,266,473

$356,314,958	$255,262,681	$1,343,014,631	$1,148,621,518

$64,888	$3,817	$246,220	$7,694,927

See Notes to Financial Statements.	239

	Growth Equity Fund
	For the Year Ended

	12/31/13	12/31/12
Operations:
Net investment income (loss)	$(2,466,606)	$2,147,545
Net realized gain (loss) on investment securities, foreign currency transactions and derivative transactions	250,816,707	124,715,096
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency translations and derivative transactions	143,263,745	61,890,168

Net increase (decrease) in net assets resulting from operations	391,613,846	188,752,809

Dividends and Distributions to Shareholders:
Dividends from net investment income
GS2 shares	—	(997,169)
GS4 shares	—	(1,161,213)
Distributions from net realized capital gains
GS2 shares	(59,354,927)	(22,360,470)
GS4 shares	(184,064,261)	(72,908,150)

Total dividends and distributions	(243,419,188)	(97,427,002)

Capital Share Transactions:
Proceeds from shares sold
GS2 shares	16,158,120	8,038,745
GS4 shares	57,212,428	62,823,460
Reinvestment of dividends and distributions
GS2 shares	59,313,648	23,338,265
GS4 shares	184,053,788	74,068,713

Total proceeds from shares sold and reinvested	316,737,984	168,269,183

Value of shares redeemed
GS2 shares	(51,027,934)	(25,997,419)
GS4 shares	(216,524,263)	(112,712,284)

Total value of shares redeemed	(267,552,197)	(138,709,703)

Net increase (decrease) from capital share transactions(2)	49,185,787	29,559,480

Total increase (decrease) in net assets	197,380,445	120,885,287

Net Assets:
Beginning of Year	1,221,263,400	1,100,378,113

End of Year*	$1,418,643,845	$1,221,263,400

* Including undistributed (distributions in excess of) net investment income	$—	$(865)

(1)Inception Date for the Emerging Markets Equity Fund was October 31, 2013.

(2)See Note 6 in Notes to Financial Statements.

240	See Notes to Financial Statements.

Small Cap Equity Fund		International Equity Fund		Emerging Markets Equity Fund
For the Year Ended		For the Year Ended		For the Period

12/31/13	12/31/12	12/31/13	12/31/12	10/31/13(1)-12/31/13

$1,303,539	$2,734,679	$22,034,086	$21,715,795	$(255,400)
107,941,603	42,096,483	94,811,477	(7,086,651)	(1,814,887)
55,420,545	16,481,702	138,069,814	193,119,661	(5,129,592)

164,665,687	61,312,864	254,915,377	207,748,805	(7,199,879)

(680,686)	(824,580)	(5,710,188)	(5,831,914)	—
(1,183,448)	(2,228,182)	(15,633,737)	(16,637,904)	—

(21,979,674)	(4,730,877)	—	—	—
(82,693,531)	(17,549,897)	—	—	—

(106,537,339)	(25,333,536)	(21,343,925)	(22,469,818)	—

8,015,941	3,532,639	26,480,523	22,643,677	47,632,875
58,431,827	26,607,000	116,146,641	98,709,445	250,401,654

22,649,010	5,551,218	5,708,234	5,830,084	—
83,870,624	19,776,480	15,631,209	16,637,209	—

172,967,402	55,467,337	163,966,607	143,820,415	298,034,529

(16,576,386)	(9,202,703)	(75,614,406)	(15,820,816)	(64,000)
(84,498,033)	(55,335,902)	(331,679,243)	(65,824,409)	(169,562)

(101,074,419)	(64,538,605)	(407,293,649)	(81,645,225)	(233,562)

71,892,983	(9,071,268)	(243,327,042)	62,175,190	297,800,967

130,021,331	26,908,060	(9,755,590)	247,454,177	290,601,088

444,823,500	417,915,440	1,426,436,467	1,178,982,290	—

$574,844,831	$444,823,500	$1,416,680,877	$1,426,436,467	$290,601,088

$238,176	$51,833	$(3,519,110)	$(1,019,310)	$(1,244,447)

See Notes to Financial Statements.	241

FINANCIAL HIGHLIGHTS

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated										Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Invest- ment Income		Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distribu- tions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(1)		Expenses, Gross(2)		Invest- ment Income/ (Loss), Net(1)	Portfolio Turnover Rate
Defensive Market Strategies Fund

GS2 Class
2013(3)	$10.61	$0.14	#	$1.80(4)	$(0.15)	$(0.97)	$11.43	18.47%	$89,430	1.10	%(5)	1.13	%(5)	1.25%	208%
2012	10.20	0.18	#	0.73(4)	(0.18)	(0.32)	10.61	8.93	85,347	1.04	(5)	1.12	(5)	1.67	304
2011(6)	10.00	0.04	#	0.21(4)	(0.04)	(0.01)	10.20	2.51	74,516	1.03	(5)	1.10	(5)	1.11	120
GS4 Class
2013(3)	$10.60	$0.12	#	$1.79(4)	$(0.12)	$(0.97)	$11.42	18.22%	$395,277	1.36	%(5)	1.38	%(5)	0.99%	208%
2012	10.20	0.15	#	0.72(4)	(0.15)	(0.32)	10.60	8.57	314,638	1.30	(5)	1.37	(5)	1.42	304
2011(6)	10.00	0.03	#	0.21(4)	(0.03)	(0.01)	10.20	2.43	240,529	1.29	(5)	1.35	(5)	0.86	120

Equity Index Fund

GS2 Class
2013(7)	$6.85	$0.14	#	$2.02(4)	$(0.26)	$(0.25)	$8.50	32.04%	$66,378	0.23%		0.24%		1.81%	4%
2012	6.29	0.13	#	0.86(4)	(0.25)	(0.18)	6.85	15.92	47,071	0.23		0.24		1.95	3
2011	8.63	0.15	#	0.04(4)	(0.31)	(2.22)	6.29	3.00	36,721	0.23		0.24		1.71	4
2010	7.77	0.14	#	0.97	(0.25)	—	8.63	14.57	71,093	0.22		0.22		1.77	5
2009	6.36	0.14	#	1.49	(0.22)	—	7.77	26.38	65,217	0.22		0.24		2.05	4
GS4 Class
2013(7)	$16.07	$0.31	#	$4.79(4)	$(0.23)	$(0.25)	$20.69	31.95%	$289,937	0.38%		0.48%		1.66%	4%
2012	14.24	0.28	#	1.95(4)	(0.22)	(0.18)	16.07	15.76	208,192	0.38		0.49		1.79	3
2011	16.36	0.26	#	0.12(4)	(0.28)	(2.22)	14.24	2.75	183,076	0.38		0.47		1.57	4
2010	14.51	0.24	#	1.84	(0.23)	—	16.36	14.45	335,859	0.37		0.41		1.60	5
2009	11.70	0.24	#	2.77	(0.20)	—	14.51	26.14	321,486	0.37		0.43		1.90	4

#	Calculated using the average shares outstanding method.
(1)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower) than the ratio shown.
(2)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(3)	An out of period adjustment to Investment Income increased Net Investment Income per Share by $0.00 and $0.01, the Total Return did not change, and the Ratio of Net Investment Income to Average Net Assets increased by 0.01% and 0.00% for GS2 Class and GS4 Class, respectively. See Note 10 in Notes to Financial Statements.
(4)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(5)	The ratio for the Defensive Market Strategies Fund includes the effect of dividend expense on securities sold short which increased the ratio by 0.04%, 0.05% and 0.11% for the years 2011, 2012 and 2013, respectively.
(6)	Inception date was September 1, 2011. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(7)	An out of period adjustment to Investment Income increased Net Investment Income per Share by $0.00 and $0.01, the Total Return did not change, and the Ratio of Net Investment Income to Average Net Assets increased by 0.03% and 0.03% for GS2 Class and GS4 Class, respectively. See Note 10 in Notes to Financial Statements.

242	See Notes to Financial Statements.

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Invest- ment Income		Realized and Unrealized Gain (Loss) on Investments		Dividends from Net Investment Income	Distribu- tions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(1)	Expenses, Gross(2)	Invest- ment Income/ (Loss), Net(1)	Portfolio Turnover Rate
Value Equity Fund

GS2 Class
2013(3)	$7.99	$0.15	#	$2.64	(4)	$(0.34)	$(0.54)	$9.90	35.52%	$253,988	0.66%	0.67%	1.61%	45%
2012	7.03	0.15	#	1.06	(4)	(0.25)	—	7.99	17.47	215,512	0.67	0.68	1.90	27
2011	7.18	0.12	#	(0.07	)(4)	(0.20)	—	7.03	0.57	200,308	0.67	0.68	1.62	35
2010	6.46	0.10	#	0.78		(0.16)	—	7.18	14.01	231,079	0.67	0.68	1.52	36
2009	5.52	0.11	#	1.02		(0.19)	—	6.46	21.35	181,123	0.68	0.69	2.06	32
GS4 Class
2013(3)	$16.18	$0.26	#	$5.39	(4)	$(0.29)	(0.54)	$21.00	35.22%	$1,089,026	0.90%	0.91%	1.36%	45%
2012	14.00	0.25	#	2.14	(4)	(0.21)	—	16.18	17.20	933,110	0.92	0.92	1.66	27
2011	14.12	0.20	#	(0.16	)(4)	(0.16)	—	14.00	0.27	852,958	0.89	0.91	1.39	35
2010	12.54	0.17	#	1.56		(0.15)	—	14.12	13.96	958,211	0.85	0.87	1.35	36
2009	10.53	0.20	#	1.98		(0.17)	—	12.54	21.16	1,001,814	0.84	0.88	1.89	32

Growth Equity Fund

GS2 Class
2013(5)	$12.19	$—	†#	$4.12	(4)	$—	$(4.11)	$12.20	34.83%	$227,934	0.84%	0.88%	0.00%	83%
2012	11.76	0.04	#	2.00	(4)	(0.06)	(1.55)	12.19	17.39	198,329	0.87	0.89	0.33	67
2011	11.91	—	†#	(0.15	)(4)	—	—	11.76	(1.26)	184,418	0.87	0.89	0.02	60
2010	10.00	—	†	1.91		— †	—	11.91	19.13	215,863	0.87	0.89	0.06	63
2009	7.26	0.02		2.74		(0.02)	—	10.00	38.14	196,026	0.87	0.89	0.22	78
GS4 Class
2013(5)	$20.26	$(0.05	)#	$6.92	(4)	$—	$(4.11)	$23.02	34.52%	$1,190,710	1.05%	1.12%	(0.22)%	83%
2012	18.63	0.03	#	3.17	(4)	(0.02)	(1.55)	20.26	17.21	1,022,934	1.05	1.13	0.15	67
2011	18.90	(0.02	)#	(0.25	)(4)	—	—	18.63	(1.43)	915,960	1.02	1.11	(0.13)	60
2010	15.88	(0.01)		3.03		— †	—	18.90	19.03	1,044,060	0.97	1.08	(0.04)	63
2009	11.52	0.01		4.36		(0.01)	—	15.88	37.99	1,067,654	0.96	1.09	0.13	78

Small Cap Equity Fund

GS2 Class
2013(6)	$10.27	$0.06	#	$3.82	(4)	$(0.08)	$(3.72)	$10.35	38.39%	$84,139	0.92%	0.94%	0.45%	161%
2012	9.70	0.08	#	1.40	(4)	(0.13)	(0.78)	10.27	15.25	67,723	0.99	1.02	0.79	128
2011	9.61	0.03	#	0.11	(4)	(0.05)	—	9.70	1.40	63,903	1.00	1.03	0.27	165
2010	7.57	0.03	#	2.06		(0.05)	—	9.61	27.64	74,424	1.00	1.02	0.42	177
2009	5.94	0.03	#	1.64		(0.04)	—	7.57	28.12	64,033	1.03	1.05	0.44	130
GS4 Class
2013(6)	$15.94	$0.04	#	$5.97	(4)	$(0.04)	$(3.72)	$18.19	38.09%	$490,706	1.16%	1.19%	0.22%	161%
2012	14.62	0.09	#	2.10	(4)	(0.09)	(0.78)	15.94	15.02	377,101	1.19	1.27	0.59	128
2011	14.46	0.01	#	0.17	(4)	(0.02)	—	14.62	1.22	354,013	1.17	1.26	0.10	165
2010	11.37	0.03	#	3.09		(0.03)	—	14.46	27.47	400,072	1.15	1.21	0.27	177
2009	8.91	0.03	#	2.46		(0.03)	—	11.37	27.93	356,043	1.14	1.25	0.33	130

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
(1)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower) than the ratio shown.
(2)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(3)	An out of period adjustment to Investment Income increased Net Investment Income per Share by $0.00 and $0.01, the Total Return did not change, and the Ratio of Net Investment Income to Average Net Assets increased by 0.02% and 0.02% for GS2 Class and GS4 Class, respectively. See Note 10 in Notes to Financial Statements.
(4)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(5)	An out of period adjustment to Investment Income increased Net Investment Income per Share by $0.00 and $0.01, Total Return by 0.00% and 0.05%, and the Ratio of Net Investment Income to Average Net Assets by 0.03% and 0.03% for GS2 Class and GS4 Class, respectively. See Note 10 in Notes to Financial Statements.
(6)	An out of period adjustment to Investment Income increased Net Investment Income per Share by $0.01 and $0.01, Total Return by 0.14% and 0.08%, and the Ratio of Net Investment Income to Average Net Assets by 0.07% and 0.08% for GS2 Class and GS4 Class, respectively. See Note 10 in Notes to Financial Statements.

See Notes to Financial Statements.	243

FINANCIAL HIGHLIGHTS (Continued)

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated												Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Invest- ment Income		Realized and Unrealized Gain (Loss) on Investm- ents		Dividends from Net Investment Income	Distribu- tions from Net Realized Capital Gains		Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(1)		Expenses, Gross(2)		Invest- ment Income/ (Loss), Net(1)	Portfolio Turnover Rate
International Equity Fund

GS2 Class
2013(3)	$9.96	$0.18	#	$1.66	(4)	$(0.25)	$—		$11.55	18.49%	$269,499	1.11	%(5)	1.25	%(5)	1.69%	51%
2012	8.67	0.18	#	1.33	(4)	(0.22)	—		9.96	17.43	270,130	1.15	(5)	1.32	(5)	1.89	53
2011	10.35	0.22	#	(1.66)	(4)	(0.24)	—		8.67	(13.86)	223,677	1.02	(5)	1.22	(5)	2.17	82
2010	9.64	0.17	#	0.83		(0.29)	—		10.35	10.45	262,103	0.97	(5)	1.19	(5)	1.81	56
2009	7.32	0.17	#	2.42		(0.27)	—	†	9.64	35.81	240,483	0.98	(5)	1.21	(5)	2.12	59

GS4 Class
2013(3)	$13.07	$0.20	#	$2.18	(4)	$(0.21)	$—		$15.24	18.23%	$1,147,181	1.35	%(5)	1.49	%(5)	1.44%	51%
2012	11.33	0.20	#	1.73	(4)	(0.19)	—		13.07	17.05	1,156,306	1.39	(5)	1.57	(5)	1.65	53
2011	13.43	0.25	#	(2.13)	(4)	(0.22)	—		11.33	(14.01)	955,305	1.24	(5)	1.45	(5)	1.95	82
2010	12.44	0.21	#	1.05		(0.27)	—		13.43	10.14	1,029,317	1.15	(5)	1.38	(5)	1.67	56
2009	9.38	0.20	#	3.11		(0.25)	—	†	12.44	35.61	1,101,628	1.16	(5)	1.40	(5)	1.98	59
Emerging Markets Equity Fund

GS2 Class
2013(6)(7)	$10.00	$(0.01	)#	$(0.24)	(4)	$—	$—		$9.75	(2.50)%	$46,420	1.25%		1.55%		(0.34)%	6%

GS4 Class
2013(6)(7)	$10.00	$(0.01	)#	$(0.24)	(4)	$—	$—		$9.75	(2.50)%	$244,181	1.50%		1.78%		(0.58)%	6%

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
(1)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower) than the ratio shown.
(2)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(3)	An out of period adjustment to Investment Income had no impact on Net Investment Income per Share or Total Return; however, the Ratio of Net Investment Income to Average Net Assets increased by 0.02% and 0.03% for GS2 Class and GS4 Class, respectively. See Note 10 in Notes to Financial Statements.
(4)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(5)	The ratio for the International Equity Fund includes the effect of dividend expense on securities sold short which increased the ratio by 0.04% for the years 2009 and 2010, and 0.08%, 0.20% and 0.15% for the years 2011, 2012 and 2013, respectively.
(6)	An out of period adjustment to Investment Income had no impact on Net Investment Income per Share or Total Return; however, the Ratio of Net Investment Income to Average Net Assets increased by 0.00% and 0.01% for GS2 Class and GS4 Class, respectively. See Note 10 in Notes to Financial Statements.
(7)	Inception Date was October 31, 2013. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

244	See Notes to Financial Statements.

REAL RETURN SELECT FUNDS (Unaudited)

Real assets performance was mixed in 2013. The Real Return Select Funds include funds that invest in various real asset strategies that are commonly used as a strategic diversifier to traditional equity and fixed income investments and as inflation hedges within a broader investment portfolio. Real assets represent a broadly diverse set of investments that can be classified into several sub-categories including inflation-linked bonds, commodities, global natural resource equities, real estate and floating-rate bank loans.

U.S. Treasury Inflation Protected Securities (“TIPS”) historically have been the least volatile of the real asset categories. However, TIPS, as measured by the Barclays U.S. TIPS Index, fell 8.61% in 2013. This compares to the nominal U.S. Treasury sector declining 2.75% within the Barclays U.S. Aggregate Bond Index.

The S&P Dow-Jones UBS Commodity Index posted a -9.52% return for 2013. This Index represents diversified exposure to a basket of commodities futures across energy, agriculture, livestock and industrial and precious metals. While the energy sector was up 5.2% for the year, metals and agriculture sectors posted double digit declines. In particular, gold made headlines with prices falling 28% during 2013.

Global natural resource equities were the best performing real asset category, with the MSCI World Commodity Producers Index up 8.12% for the year. Energy producers, which make up the majority of the index, drove returns as they posted double digit returns in 2013. The worst performing segment for the year were gold and silver mining stocks, which in aggregate lost approximately half or more of their value during the year.

The global REIT market, as measured by the FTSE/EPRA NAREIT Developed Index (Gross), returned 4.4% for the year. While Asian markets led gains with an advance of over 16%, currency depreciation versus the U.S. dollar hampered returns so that the U.S. dollar investor realized a return of only 4.4%. European markets posted the highest U.S. dollar return with an advance of over 16.3%, partially boosted from currency gains. U.S. REITs were the significant laggard, posting a modest 1.3% return for the year. Rising yields put pressure on real estate categories with long-term tenants given their bond-like features – therefore, the health care sector was the worst performer in the U.S. with a 7.4% decline. On the other hand, hotels, which benefit from a stronger economy and are less sensitive to rising rates, were the best performing segment with a 7.7% gain.

Bank loans, predominately senior-secured, were up 5.29% for the year based on the S&P Leveraged Loan Index. During a risk-on environment, investor demand was high for these below-investment grade investments that provided a combination of higher yields and lower duration (a measure of bond prices’ sensitivity to changes in interest rates) than in traditional fixed income instruments. Bank loans provided investors seeking higher yields with a spread over LIBOR that at December 31, 2013 was 438 basis points for the index. Bank loans benefited from a low default rate environment, and while they underperformed the broader high yield market (below-investment grade fixed income securities), they meaningfully outperformed the broader fixed income marketplace as investors were compensated for holding additional credit risk.

245

Inflation Protected Bond Fund (Unaudited)

The Fund was actively managed and was primarily comprised of inflation-indexed debt securities with an average dollar-weighted duration (a measure of bond prices’ sensitivity to changes in interest rates) normally between four and 10 years. The Fund underperformed the benchmark index, the Barclays U.S. TIPS Index, for the one year period ended December 31, 2013 (-8.64% versus -8.61%).

The Fund was invested predominately in U.S. Treasury Inflation Protected Securities (“TIPS”) throughout the year. Negative performance for U.S. TIPS was concentrated in May and June of 2013, as the benchmark index fell 7.78% over these two months. This was the worst period of the year for all fixed income assets, as the Federal Reserve rattled the markets with suggestions that tapering of its quantitative easing program could come as early as September 2013. This was much sooner than markets had been expecting, especially with economic indicators well short of Federal Reserve targets. The change in expectations led to a sharp rise in yields across fixed income instruments, negatively impacting all fixed income sectors including U.S. TIPS.

The Fund was consistently managed to provide inflation protection and income consistent with investment in inflation-indexed securities.

Certain strategies involving derivatives were utilized during the year. Interest rate futures and options were utilized to manage duration and yield curve exposure and to express active views on valuations of securities. The portfolio’s overall duration and yield curve posture contributed positively to relative performance for the year. The Fund also utilized currency forwards and options to hedge non-dollar positions and to express active views in foreign currencies. The use of currency forwards and futures detracted marginally from performance over the year.

This Fund may be suitable for investors who have a long-term investment horizon, want protection from inflation, can accept short-term fluctuations in account value and want to diversify their portfolio with a fixed income investment option. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings. To the extent that the investment adviser misjudges current market conditions, the Fund’s volatility may be amplified by its use of derivatives and by its ability to select sub-advisers to allocate assets. Leverage may increase the risk of loss and cause fluctuations in the market value of the Fund’s portfolio to have disproportionately large effects or cause the net asset value of the Fund generally to decline faster than it would otherwise.

At December 31, 2013, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

	%
U.S. Treasury Obligations	86.9
Foreign Government Inflation-Linked Bond	8.4
Money Market Fund	5.0
Purchased Options	—	**
Written Options	—	**

	100.3

** Rounds to less than 0.005%.

246

Inflation Protected Bond Fund (Unaudited)

Average Annual Total Returns as of 12/31/13
	GS4 Class*	Benchmark**
One Year	-8.64%	-8.61%
Since Inception	4.26%	5.04%
Inception Date	06/25/09
Total Fund Operating Expenses (May 1, 2013 Prospectus, as amended on October 31, 2013)(1)	0.67%

(1)Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since June 25, 2009 (commencement of operations), with all dividends and capital gains reinvested, with the Barclays U.S. TIPS Index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

247

INFLATION PROTECTED BOND FUND SCHEDULE OF INVESTMENTS	December 31, 2013

	Par	Value
U.S. TREASURY OBLIGATIONS — 86.9%
U.S. Treasury Inflationary Index Bonds
2.00%, 01/15/16	$4,735,000	$5,942,339
0.13%, 04/15/16	19,970,600	21,713,017
2.50%, 07/15/16	6,167,200	7,831,110
2.38%, 01/15/17	1,750,000	2,231,891
0.13%, 04/15/17	8,173,300	8,643,867
0.13%, 04/15/18	30,750,000	31,703,658
1.38%, 07/15/18	3,300,000	3,877,311
2.13%, 01/15/19	475,900	578,549
1.88%, 07/15/19	2,240,000	2,725,016
1.38%, 01/15/20	3,370,000	3,912,044
1.25%, 07/15/20	5,480,000	6,284,840
1.13%, 01/15/21	9,875,000	11,091,925
0.63%, 07/15/21	1,080,000	1,137,173
0.13%, 01/15/22	11,059,200	10,980,109
0.13%, 07/15/22	4,945,000	4,815,702
0.13%, 01/15/23	15,729,000	15,045,603
0.38%, 07/15/23	20,510,000	19,868,207
2.38%, 01/15/25‡‡	9,575,200	13,656,379
2.00%, 01/15/26	3,775,000	4,924,798
2.38%, 01/15/27	3,870,000	5,172,032
1.75%, 01/15/28	7,330,000	8,764,943
3.63%, 04/15/28	3,880,000	7,422,267
2.50%, 01/15/29	5,350,000	6,848,628
3.88%, 04/15/29	4,875,000	9,507,094
3.38%, 04/15/32	627,100	1,099,804
2.13%, 02/15/40	2,787,600	3,390,291
2.13%, 02/15/41	4,138,900	4,969,584
0.75%, 02/15/42	7,294,400	6,077,598
0.63%, 02/15/43	10,275,000	8,047,338

Total U.S. Treasury Obligations (Cost $245,898,143)		238,263,117

FOREIGN GOVERNMENT INFLATION-LINKED BOND — 8.4%
Canada — 0.2%
Canadian Government Bond 1.50%,12/01/44(C)	350,000	369,636

Germany — 5.6%
Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond 0.75%, 04/15/18(E)	1,045,000	1,586,638
Deutsche Bundesrepublik Inflation Linked Bond 1.50%, 04/15/16(E)	8,245,000	13,712,846

		15,299,484

Italy — 2.3%
Italy Buoni Poliennali Del Tesoro 2.10%, 09/15/16(E)	4,200,000	6,367,421

New Zealand — 0.3%
New Zealand Government Bond 3.00%, 09/20/30(Z)	1,096,000	912,347

Total Foreign Government Inflation-Linked Bond (Cost $23,016,011)		22,948,888

	Number of Contracts	Value
PURCHASED OPTIONS — 0.0%
Put Options — 0.0%
2-Year Eurodollar Mid-Curve Option, Strike Price $98.75, Expires 01/11/14 (JPM)	200	$97,500

	Notional Amount
Euro vs. U.S. Dollar, Strike Price $1.32, Expires 01/24/14 (DEUT)	$1,955,000	1,565
Euro vs. U.S. Dollar, Strike Price $1.35, Expires 01/24/14 (DEUT)	1,930,000	6,513

Total Purchased Options (Cost $75,527)		105,578

	Shares
MONEY MARKET FUND — 5.0%
GuideStone Money Market Fund (GS4 Class)¥ (Cost $13,562,904)	13,562,904	13,562,904

TOTAL INVESTMENTS — 100.3% (Cost $282,552,585)		274,880,487

	Notional Amount
WRITTEN OPTIONS — 0.0%
Call Options — 0.0%
Euro vs. U.S. Dollar, Strike Price $1.41, Expires 01/24/14 (DEUT)	$(1,930,000)	(3,555)
U.S. Dollar vs. Japanese Yen, Strike Price $105.25, Expires 03/18/14 (DEUT)	(1,015,000)	(17,799)

		(21,354)

	Number of Contracts
Put Options — 0.0%
2-Year Eurodollar Mid-Curve Option, Strike Price $98.50, Expires 01/11/14 (JPM)	(200)	(22,500)

	Notional Amount
Euro vs. U.S. Dollar, Strike Price $1.35, Expires 01/24/14 (DEUT)	$(1,945,000)	(5,349)

		(27,849)

Total Written Options (Premiums received $(81,583))		(49,203)

Liabilities in Excess of Other Assets — (0.3)%		(720,770)

NET ASSETS — 100.0%		$274,110,514

248	See Notes to Financial Statements.

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2013, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Foreign Government Inflation-Linked Bond	$22,948,888	$—	$22,948,888	$—
Money Market Fund	13,562,904	13,562,904	—	—
Purchased Options	105,578	105,578	—	—
U.S. Treasury Obligations	238,263,117	—	238,263,117	—

Total Assets - Investments in Securities	$274,880,487	$13,668,482	$261,212,005	$—

Other Financial Instruments***
Futures Contracts	$68,822	$68,822	$—	$—

Total Assets - Other Financial Instruments	$68,822	$68,822	$—	$—

Liabilities:
Investments in Securities:
Written Options	$(49,203)	$(49,203)	$—	$—

Total Liabilities - Investments in Securities	$(49,203)	$(49,203)	$—	$—

Other Financial Instruments***
Forward Foreign Currency Contracts	$(419,123)	$—	$(419,123)	$—

Total Liabilities - Other Financial Instruments	$(419,123)	$—	$(419,123)	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2013.

See Notes to Financial Statements.	249

Flexible Income Fund (Unaudited)

The Flexible Income Fund was launched on July 1, 2013, as part of an expanded GuideStone Real Return Select Fund suite of offerings. The Fund primarily invests in below-investment grade, senior secured floating rate loans issued by U.S. banks or other financial institutions, otherwise referred to as “bank loans” or “leveraged loans”. To a lesser extent, the Fund may also invest in other below investment grade corporate fixed income securities or unsecured floating rate loans and may include non-U.S. securities. The Fund underperformed its benchmark, the S&P LSTA U.S. B- & Above Leveraged Loan Index, for the since inception period ending December 31, 2013 (1.57% versus 2.86%).

The bank loan market ended the year on a high note with positive investment returns for all months in the fourth quarter. The Fund returned 1.84% in the fourth quarter compared to 1.61% for the benchmark. Strong market demand for bank loans helped to push prices higher during 2013, particularly in the fourth quarter when new issuance volume declined.

The Fund’s benchmark relative underperformance for the year occurred entirely during the third quarter and was largely due to cash exposure that is not included in the benchmark. In addition, the Fund’s underweight exposure to and negative selection within the lowest rated bonds, those rated CCC or lower by Standard and Poor’s, also hurt benchmark relative returns. Lastly, underweight exposure and negative selection in the printing and publishing sector along with underweight exposure in the utilities sector detracted from benchmark relative performance for the Fund. Positive security selection in BB-rated and B-rated loans, which comprised over 90% of the Fund’s market value at year-end, contributed positively to benchmark-relative results.

During the year, the Fund remained focused on its objective of seeking a high level of current income. At year-end, the current yield of the Fund was 4.34%.

The Fund did not invest in derivative instruments during the year.

This Fund may be suitable for investors who have a medium- to long-term investment horizon, possess a moderate tolerance for risk and are seeking income which may be more sensitive to interest rates than traditional bonds.

There is a risk that the issuer of a fixed-income investment owned by the Fund may fail to pay interest or principal due in a timely manner or at all. If the Fund acquires a participation interest in a senior secured or unsecured floating rate loan (“Senior Loans”), the Fund may not be able to control the exercise of any remedies that the lender would have under the loan and likely would not have any rights against the borrower directly. Senior Loans made to finance highly leveraged corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. The Fund is subject to collateral risk in that the value of collateral securing a Senior Loan may decline after investment and that the collateral may not be sufficient to cover the amount owed. The Fund might not be able to sell a security promptly and at an acceptable price, which could have the effect of decreasing the overall level of the fund’s liquidity. High yield securities (“junk bonds”) involve greater risks of default and are more volatile than securities rated investment grade.

At December 31, 2013, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
Loan Agreements	93.8
Money Market Fund	4.7

98.5

FLEXIBLE INCOME FUND SCHEDULE OF INVESTMENTS	December 31, 2013

	Par	Value
LOAN AGREEMENTS — 93.8%
Accudyne Industries Borrower SCA Term Loan
4.00%, 12/13/19	$1,959,949	$1,961,987
ADS Waste Holdings, Inc. Term B Loan
4.25%, 10/09/19	1,243,719	1,249,241
Affinia Group, Inc. Term B-2 Loan
4.75%, 04/25/20	1,044,750	1,057,809
Akorn, Inc. Term B Loan
0.00%, 11/13/20S	650,000	653,250
AlixPartners LLP Term B-2 Loan
5.00%, 07/02/20	987,500	993,366
Allflex Holdings III, Inc. Term B Loan
4.25%, 07/17/20	936,652	939,697
Ancestry.com, Inc. Term B-1 Loan
5.25%, 12/28/18	748,125	749,838
Apex Tool Group LLC Term B Loan
4.50%, 02/01/20	994,987	998,470
ARRIS Group, Inc. Term B Loan
3.50%, 03/27/20	632,319	629,556
Asurion LLC Term B-1 Loan
4.50%, 05/24/19	1,492,462	1,491,343
Berry Plastics Group, Inc. Term D Loan
3.50%, 02/08/20	746,241	743,129
Biomet, Inc. Term B-2 Loan
3.66%-3.75%, 07/25/17	746,250	750,451
BJ’s Wholesale Club, Inc. Term B Loan
4.50%, 09/26/19	994,987	1,000,092
BJ’s Wholesale Club, Inc. Term Loan
8.50%, 03/31/20	500,000	509,375
BMC Software Finance, Inc. Term B Loan
5.00%, 09/10/20	1,750,000	1,758,207
Bombardier Recreational Products, Inc. Term B Loan
4.00%, 01/29/19	750,000	751,875
Brand Energy & Infrastructure Services, Inc. Term B Loan
4.75%, 11/26/20	980,000	984,596
Bright Horizons Family Solutions, Inc. Term Loan
4.00%, 01/30/20	1,243,719	1,250,248
BSN Medical International Holding GmbH & Co. Term B1A Loan
4.00%, 06/01/19	1,000,000	1,005,310
Capsugel Holdings US, Inc. Term B Loan
3.50%, 08/01/18	455,298	455,016

	Par	Value
Catalina Marketing Corporation Term B Loan
5.25%, 10/11/20	$748,125	$757,477
CDW LLC Term B-1 Loan
3.25%, 04/29/20	994,989	990,900
Chesapeake Energy Corporation Term B Loan
5.75%, 12/02/17	1,000,000	1,020,000
Chromaflo Technologies Corporation Term B Loan
4.50%, 12/02/19	500,000	499,690
Cincinnati Bell, Inc. Term B Loan
4.00%, 09/10/20	1,496,250	1,498,120
CompuCom Systems, Inc. Term B Loan
4.25%, 05/09/20	1,936,425	1,931,584
CPG International, Inc. Term B Loan
4.75% ,09/30/20	997,500	999,994
CWGS Group LLC Term B Loan
5.75%, 02/20/20	500,000	503,750
Del Monte Corporation Term B-New Loan
4.00%, 03/08/18	500,000	501,155
Del Monte Foods, Inc. Term Loan
0.00%, 11/26/20S	500,000	502,500
Dell International LLC Term B Loan
4.50%, 04/29/20	1,280,000	1,282,291
Delta 2 Lux S.à r.l. Term B Loan
4.50%, 04/30/19	1,492,481	1,507,197
Dole Food Co., Inc. Term B Loan
4.50%, 11/01/18	500,000	501,665
DS Waters of America, Inc. Term Loan
5.25%, 09/03/20	1,246,875	1,264,020
E.W. Scripps Co. Term B Loan
3.25%, 11/26/20	700,000	699,125
Equipower Resources Holdings LLC Term B Loan
4.25%, 12/21/18	1,245,133	1,248,632
Exopack Holdngs SA Term B Loan
5.25%, 11/08/19	700,000	710,500
Fairmount Minerals, Ltd. Term B-2 Loan
5.00%, 09/05/19	1,246,875	1,265,890
Fieldwood Energy LLC Term Loan
3.88%, 09/25/18	438,900	441,582
8.38%, 09/30/20	400,000	408,000
Filtration Group, Inc. Term B Loan
4.50%, 11/21/20	500,000	504,690
Foresight Energy LLC Term B Loan
5.50%, 08/23/20	1,072,312	1,081,695

See Notes to Financial Statements.	251

FLEXIBLE INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Garda World Security Corporation Delayed Draw Term B-DD Loan
0.00%, 11/08/20S	$101,852	$101,948
Garda World Security Corporation Term B Loan
4.00%, 11/08/20	398,148	398,522
Gardner Denver, Inc. Term Loan
4.25%, 07/30/20	1,745,625	1,745,416
Genesys Telecommunications Laboratories, Inc. Term B Loan
4.00%, 02/08/20	994,987	987,525
Getty Images, Inc. Term B Loan
4.75%, 10/18/19	994,975	927,018
Great Wolf Resorts, Inc. Term B Loan
4.50%, 08/06/20	995,000	998,423
HGIM Corporation Term B Loan
5.50%, 06/18/20	997,500	1,006,228
Hilton Worldwide Finance LLC Term B Loan
4.00%, 10/25/20	888,158	894,819
Hub International, Ltd. Term B Loan
4.75%, 10/02/20	1,745,625	1,765,263
Hudson’s Bay Co. Term B Loan
4.75%, 11/04/20	850,000	863,073
Infor US, Inc. Term B-3 Loan
3.75%, 06/03/20	986,222	983,756
Integra Telecom Holdings, Inc. Term Loan
5.25%, 02/22/19	994,987	1,007,007
Interactive Data Corporation Term B Loan
3.75%, 02/11/18	1,244,104	1,243,843
ION Media Networks, Inc. Term B Loan
0.00%, 12/18/20S	800,000	803,336
J. Crew Group, Inc. Term B-1 Loan
4.00%, 03/07/18	1,272,843	1,279,831
Jo-Ann Stores, Inc. Term Loan
4.00%, 03/18/18	746,241	747,173
Kronos, Inc. Term Loan
9.75%, 04/30/20	750,000	774,375
Level 3 Financing, Inc. Term B-III Loan
4.00%, 08/01/19	1,250,000	1,255,725
Live Nation Entertainment, Inc. Term B-1 Loan
3.50%, 08/16/20	1,995,000	2,000,825
LTS Buyer LLC Term B Loan
4.50%, 04/01/20	1,243,750	1,248,029
MacDermid, Inc. Term Loan
4.00%, 06/07/20	995,000	1,001,527

	Par	Value
McJunkin Red Man Corporation Term B Loan
5.00%, 11/09/19	$498,750	$504,984
Michaels Stores, Inc. Term B Loan
3.75%, 01/28/20	997,494	1,000,606
Mission Broadcasting, Inc. Term B-2 Loan
3.75%, 10/01/20	1,039,063	1,040,039
MoneyGram International, Inc. Term B Loan
4.25%, 03/28/20	994,987	1,003,385
Monitronics International, Inc. Term B Loan
4.25%, 03/23/18	497,487	501,219
MultiPlan, Inc. Term B-1 Loan
4.00%, 08/18/17	885,321	890,376
Murray Energy Corporation Term B Loan
5.25%, 12/05/19	850,000	857,973
Neiman Marcus Group Ltd., Inc. Term Loan
5.00%, 10/25/20	1,000,000	1,011,530
Nexstar Broadcasting, Inc. Term B-2 Loan
3.75%, 10/01/20	207,812	208,008
Nuveen Investments, Inc. Term B Loan
4.17%, 05/13/17	500,000	497,605
OXEA S.à r.l. Term Loan
8.25%, 06/06/20	750,000	762,660
Pacific Drilling SA Term B Loan
4.50%, 06/03/18	796,000	804,461
Pacific Industrial Services BidCo Property, Ltd. Term B Loan
5.00%, 10/02/18	1,496,250	1,515,582
Par Pharmaceutical Cos., Inc. Term B Loan
4.25%, 09/28/19	1,989,950	1,999,900
Party City Holdings, Inc. Term B Loan
4.25%, 07/27/19	1,243,719	1,247,997
Performance Food Group, Inc. Term Loan
6.25%, 11/14/19	995,000	999,557
Quebecor Media, Inc. Term B Loan
3.25%, 08/17/20	997,500	989,400
Quikrete Co., Inc. Term B Loan
4.00%, 09/30/20	1,496,250	1,501,577
Ravago Holdings America, Inc. Term B Loan
0.00%, 12/20/20S	500,000	500,000
Rexnord LLC Term B Loan
4.00%, 08/21/20	1,995,000	1,999,150
Sabre, Inc. Term B-2 Loan
4.50%, 02/19/19	997,500	998,747

252	See Notes to Financial Statements.

	Par	Value
SAM Finance Lux S.à r.l. Term B Loan
4.25%, 11/26/20	$500,000	$500,625
Sandy Creek Energy Associates LP Term B Loan
5.00%, 11/08/20	300,000	299,667
Sedgwick Claims Management Services, Inc. Term B Loan
4.25%, 06/12/18	746,250	749,966
Sequa Corporation Term B Loan
5.25%, 06/19/17	1,493,715	1,455,566
Spin Holdco, Inc. Term B Loan
5.50%, 11/08/19	997,500	1,001,869
Springer Science + Business Media GmbH Term B-2 Loan
5.00%, 08/15/20	1,496,250	1,501,233
Springleaf Financial Funding Co. Term B-2 Loan
4.75%, 09/30/19	500,000	505,250
Syncreon Group BV Term B Loan
5.25%, 10/28/20	500,000	497,190
Syniverse Holdings, Inc. Term B Loan
4.00%, 04/23/19	1,211,902	1,215,937
Templar Energy LLC Term Loan
8.00%, 11/25/20	500,000	501,250
TGGT Holdings LLC Term B Loan
6.50%, 11/15/18	600,000	603,000
TMS International Corporation Term B Loan
4.50%, 10/16/20	500,000	503,540
TNT Crane & Rigging, Inc. Term Loan
5.50%, 11/27/20	500,000	495,000
10.00%, 11/27/21	250,000	238,750
Toys “R” Us Property Co. Term B Loan
6.00%, 08/21/19	500,000	480,470
Tribune Co. Term B Loan
0.00%, 12/27/20S	1,250,000	1,242,187
Univision Communications, Inc. Term C-3 Loan
4.00%, 03/01/20	1,243,734	1,248,398
UPC Financing Partnership Term AH Loan
3.25%, 06/30/21	1,000,000	998,000
US Foods, Inc. Term B Loan
4.50%, 03/31/19	1,492,500	1,505,246
Walter Investment Management Corporation Term Loan
0.00%, 12/19/20S	500,000	500,375
WaveDivision Holdings LLC Term Loan
4.00%,10/15/19	1,243,719	1,248,383

	Par	Value
West Corporation Term B-8 Loan
3.75%, 06/30/18	$728,015	$730,738
WideOpenWest Finance LLC Term B Loan
4.75%, 04/01/19	994,987	998,967
Zayo Group LLC Term B Loan
4.00%, 07/02/19	497,476	497,591

Total Loan Agreements (Cost $101,923,854)		102,440,929

	Shares
MONEY MARKET FUND — 4.7%
GuideStone Money Market Fund (GS4 Class)¥ (Cost $5,129,568)	5,129,568	5,129,568

TOTAL INVESTMENTS — 98.5% (Cost $107,053,422)		107,570,497

Other Assets in Excess of Liabilities — 1.5%		1,592,158

NET ASSETS — 100.0%		$109,162,655

See Notes to Financial Statements.	253

FLEXIBLE INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2013, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Loan Agreements	$102,440,929	$—	$95,340,787	$7,100,142
Money Market Fund	5,129,568	5,129,568	—	—

Total Assets - Investments in Securities	$107,570,497	$5,129,568	$95,340,787	$7,100,142

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2013.

The unobservable inputs used in the fair value measurement of the reporting entity’s loan agreements are values based on evaluated quotations received from dealers who make markets in such securities. Significant increases (decreases) in those evaluated quotations would result in a significantly higher (lower) fair value measurement.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Total Value	Loan Agreements
Balance, 12/31/12	$—	$—
Accrued discounts/premiums	383	383
Realized gain (loss)(1)	13	13
Change in unrealized appreciation (depreciation)(2)	80,231	80,231
Purchases	7,040,121	7,040,121
Sales	(20,606)	(20,606)
Transfers in to Level 3	—	—
Transfers out of Level 3	—	—
Maturities	—	—
Paydowns	—	—

Balance, 12/31/13	$7,100,142	$7,100,142

(1)	Realized gain (loss) from the sale of Level 3 securities can be found on the Statement of Operations in Net realized gain (loss) from: Investment securities.

(2)	Change in unrealized appreciation (depreciation) can be found on the Statement of Operations in Net change in unrealized appreciation (depreciation) on: Investment securities.

254	See Notes to Financial Statements.

Real Assets Fund (Unaudited)

The Real Assets Fund was launched on July 1, 2013, as part of an expanded GuideStone Real Return Select Fund suite of offerings. The Fund, through investments in other funds, invests mainly in securities or physical assets with real return characteristics.

The Fund had a target asset allocation to Real Return Select Funds and another real return fund including 33% Inflation Protected Bond Fund, 15% Real Estate Securities Fund, 17.5% Credit Suisse Commodity Return Strategy Fund (a third party mutual fund), 17.5% Global Natural Resources Equity Fund and 17% Flexible Income Fund.

As a fund of funds, its performance was based on the performance of the underlying funds. The Fund underperformed its composite benchmark index (33% Barclays U.S. TIPS Index, 17% S&P/LSTA Leveraged Loan Index, 15% FTSE EPRA / NAREIT Developed Index, 14% MSCI World Commodity Producers Index, 4% NYSE Arca Gold Miners Index and 17% S&P Dow Jones-UBS Commodity Index) for the since inception period ending December 31, 2013 ( -0.87% versus 1.01%).

On an absolute basis, the only underlying Real Asset Select Fund with a positive contribution to performance was the Flexible Income Fund, which gained 1.57% since its July 1, 2013 inception.

Only the Real Estate Securities Fund contributed positively to benchmark-relative performance, with all other underlying Real Asset Select Funds underperforming their respective benchmarks. The dominant driver of benchmark-relative underperformance was the Fund’s allocation to the Global Natural Resources Equity Fund, which trailed its benchmark by 8.72% in 2013.

This Fund may be suitable for investors who have a medium- to long-term investment horizon, possess a moderate tolerance for risk and seek to participate in the return potential of real return related securities. The Fund attempts to achieve its objective by investing in selected GuideStone Select Funds and other investments. By investing in the Fund you will also incur the expenses and risks of underlying fund investments. The principal risks of the Fund will change depending on the asset mix of the Select Funds and other investments in which it invests. You may directly invest only in those Select Funds which are eligible for direct investment. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. It is possible to lose money by investing in the Fund.

At December 31, 2013, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
Real Return Select Funds	81.4
Credit Suisse Commodity Return Strategy Fund	16.9
Fixed Income Select Fund	1.4

99.7

REAL ASSETS FUND SCHEDULE OF INVESTMENTS	December 31, 2013

	Shares	Value
MUTUAL FUNDS — 99.7%
GuideStone Money Market Fund (GS4 Class)¥	377,614	$377,614
GuideStone Inflation Protected Bond Fund (GS4 Class)¥	883,204	8,964,518
GuideStone Flexible Income Fund (GS4 Class)¥	459,180	4,619,355
GuideStone Real Estate Securities Fund (GS4 Class)¥	443,588	4,151,983
GuideStone Global Natural Resources Equity Fund (GS4 Class)¥	493,110	4,788,101
Credit Suisse Commodity Return Strategy Fund	646,734	4,675,884

Total Mutual Funds (Cost $28,509,605)		27,577,455

TOTAL INVESTMENTS — 99.7% (Cost $28,509,605)		27,577,455

Other Assets in Excess of Liabilities — 0.3%		73,157

NET ASSETS — 100.0%		$27,650,612

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2013, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$27,577,455	$27,577,455	$—	$—

Total Assets - Investments in Securities	$27,577,455	$27,577,455	$—	$—

256	See Notes to Financial Statements.

Real Estate Securities Fund (Unaudited)

Since the Fund’s inception in December 2006, the Fund has had a domestic-only focus to investing in real estate securities. However, the investment landscape for investing in real estate securities has changed considerably since the Fund was launched. Since that time, the global real estate securities market has increased substantially and many global real estate markets have matured significantly with the adoption of more investor-friendly structures for accessing real estate being launched in many countries. Today, institutional demand for real estate is concentrated in global mandates versus U.S. only focused strategies. Compared to just five or ten years ago, investment managers now have much stronger and more established global capabilities with proven track records.

With that background in mind, GuideStone Capital Management broadened the investment mandate to a global focus for the Fund in 2013. The Fund’s name, principal investment strategy and historical performance track record remained unchanged; however, the transition involved a number of modifications in the Fund. The benchmark index became the FTSE EPRA / NAREIT Developed Index - Net. The benchmark index is global in nature with roughly half of its exposure outside of the United States.

The Fund provided exposure to real estate by investing in public real estate securities with strong cash flow growth potential that provided the capacity for sustained dividend increases. The Fund was diversified among property sectors and geographical locations. The Fund transitioned to a global portfolio at the end of the third quarter. For the year-to-date period through the end of the third quarter, the Fund underperformed its former benchmark, the Dow Jones U.S. Select Real Estate Securities Index (1.98% versus 2.41%) as security selection within the regional mall, office, apartment and retail sectors and underweight exposure to stocks with the highest yields and above average leverage detracted from benchmark relative performance. During the fourth quarter, the Fund slightly outperformed its new global-oriented benchmark, the FTSE EPRA / NAREIT Developed Index - Net (-0.47% versus -0.66%). For the calendar year ending December 31, 2013, the Fund modestly underperformed its new global benchmark (1.49% versus 3.67%).

This Fund may be suitable for investors who seek the potential for current income and long-term capital appreciation. Investors should be willing to accept significant short-term fluctuations in account value and want to diversify their portfolio through exposure to publicly traded real estate securities.

This Fund invests substantial assets in REITs that involve equity market risks as well as risks linked directly to the real estate market. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general.

At December 31, 2013, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
Foreign Common Stocks	52.4
Financial Services	44.8
Money Market Funds	12.5

109.7

Real Estate Securities Fund (Unaudited)

Average Annual Total Returns as of 12/31/13
	GS4 Class*	Benchmark**	Benchmark***
One Year	1.49%	3.67%	1.31%
Five Year	16.86%	15.24%	16.44%
Since Inception	1.28%	-0.29%	0.88%
Inception Date	12/29/06
Total Fund Operating Expenses (May 1, 2013 Prospectus, as amended on October 31, 2013)(1)	1.07%

(1) Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since December 29, 2006 (commencement of operations), with all dividends and capital gains reinvested, with the FTSE EPRA/NAREIT Developed Index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

***The Fund’s benchmark was changed from the Dow Jones U.S. Select Real Estate Securities IndexSM due to a change in the Fund’s investment strategy.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

REAL ESTATE SECURITIES FUND SCHEDULE OF INVESTMENTS	December 31, 2013

	Shares	Value
COMMON STOCKS — 44.8%
Financial Services — 44.8%
Acadia Realty Trust REIT	24,922	$618,813
Alexandria Real Estate Equities, Inc. REIT	12,654	805,047
American Campus Communities, Inc. REITΔ	60,999	1,964,778
AvalonBay Communities, Inc. REITΔ	29,128	3,443,803
Boston Properties, Inc. REIT	57,313	5,752,506
BRE Properties, Inc. REIT	17,815	974,659
Camden Property Trust REITΔ	23,271	1,323,655
CBL & Associates Properties, Inc. REITΔ	49,529	889,541
Chesapeake Lodging Trust REIT	35,212	890,511
CoreSite Realty Corporation REITΔ	45,838	1,475,525
CubeSmart REIT	53,516	853,045
DCT Industrial Trust, Inc. REIT	391,961	2,794,682
DiamondRock Hospitality Co. REITΔ	56,794	655,971
Douglas Emmett, Inc. REIT	84,789	1,974,736
Duke Realty Corporation REIT	213,525	3,211,416
DuPont Fabros Technology, Inc. REITΔ	33,011	815,702
Education Realty Trust, Inc. REITΔ	1,059	9,340
Equity Lifestyle Properties, Inc. REIT	12,838	465,121
Equity One, Inc. REIT	57,757	1,296,067
Equity Residential REIT	116,949	6,066,145
Essex Property Trust, Inc. REITΔ	7,101	1,019,065
Extra Space Storage, Inc. REIT	36,714	1,546,761
Federal Realty Investment Trust REITΔ	16,350	1,658,054
General Growth Properties, Inc. REIT	129,547	2,600,008
Glimcher Realty Trust REITΔ	88,684	830,082
HCP, Inc. REIT	76,911	2,793,408
Health Care REIT, Inc.	20,535	1,100,060
Healthcare Realty Trust, Inc. REIT	42,038	895,830
Highwoods Properties, Inc. REITΔ	24,075	870,793
Host Hotels & Resorts, Inc. REIT	87,167	1,694,526
Kilroy Realty Corporation REITΔ	22,124	1,110,182
Kimco Realty Corporation REITΔ	82,625	1,631,844
Kite Realty Group Trust REIT	87,608	575,585
LaSalle Hotel Properties REITΔ	41,716	1,287,356
LTC Properties, Inc. REIT	16,909	598,410
Macerich Co. (The) REITΔ	22,625	1,332,386
Mack-Cali Realty Corporation REITΔ	18,525	397,917
Mid-America Apartment Communities, Inc. REIT	19,100	1,160,134
National Health Investors, Inc. REITΔ	14,204	796,844
National Retail Properties, Inc. REITΔ	78,105	2,368,925
Pennsylvania Real Estate Investment Trust REIT	28,194	535,122

	Shares	Value
Piedmont Office Realty Trust, Inc. Class A REITΔ	48,954	$808,720
Post Properties, Inc. REIT	3,514	158,938
Prologis, Inc. REIT	60,860	2,248,777
Public Storage REIT	22,308	3,357,800
Realty Income Corporation REITΔ	27,049	1,009,739
Regency Centers Corporation REIT	25,997	1,203,661
Retail Properties of America, Inc. Class A REITΔ	76,719	975,866
Rexford Industrial Realty, Inc.	30,397	401,240
RLJ Lodging Trust REIT	51,454	1,251,361
Sabra Health Care REIT, Inc.Δ	19,780	517,049
Select Income REIT	39,902	1,066,979
Simon Property Group, Inc. REIT	72,145	10,977,583
SL Green Realty Corporation REITΔ	18,528	1,711,617
Spirit Realty Capital, Inc. REITΔ	220,182	2,164,389
Sunstone Hotel Investors, Inc. REIT	176,338	2,362,929
Taubman Centers, Inc. REIT	12,565	803,155
Ventas, Inc. REIT	110,036	6,302,862
Vornado Realty Trust REITΔ	47,566	4,223,385
Weingarten Realty Investors REIT	25,890	709,904

Total Common Stocks (Cost $110,167,749)		105,340,309

FOREIGN COMMON STOCKS — 52.4%
Australia — 6.3%
CFS Retail Property Trust Group REIT	386,331	670,935
Dexus Property Group REIT	1,090,494	978,567
Federation Centres, Ltd. REIT	521,925	1,090,499
GDI Property Group*	112,403	89,324
Goodman Group REIT	337,878	1,426,995
GPT Group REIT	256,331	778,182
Investa Office Fund REIT	25,760	71,993
Mirvac Group REIT	1,422,429	2,133,739
Stockland REIT	329,397	1,061,765
Westfield Group REIT	534,224	4,813,001
Westfield Retail Trust REIT	621,309	1,647,652

		14,762,652

Austria — 0.1%
CA Immobilien Anlagen AG*	19,412	343,963

Belgium — 0.2%
Warehouses De Pauw SCA REIT	5,428	393,528

Canada — 3.7%
Allied Properties Real Estate Investment Trust REIT	72,553	2,237,549
Boardwalk Real Estate Investment Trust REIT	30,259	1,704,873
Canadian Real Estate Investment Trust REIT	15,400	628,758
Chartwell Retirement Residences REITΔ	121,674	1,144,291
First Capital Realty, Inc. Δ	40,168	669,687
RioCan Real Estate Investment Trust REITΔ	94,713	2,208,558

		8,593,716

See Notes to Financial Statements.	259

REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
China — 0.5%
Agile Property Holdings, Ltd.	412,000	$441,525
Country Garden Holdings Co., Ltd.	1,118,000	674,754

		1,116,279

France — 3.5%
Gecina SA REIT	6,894	912,818
ICADE REIT	2,683	249,763
Klepierre REIT	34,895	1,617,470
Societe Fonciere Lyonnaise SA	4,500	235,803
Unibail-Rodamco SE REIT	20,404	5,228,736

		8,244,590

Germany — 1.7%
Alstria Office REIT AG*	48,566	611,468
Deutsche Euroshop AG	16,500	722,400
Deutsche Wohnen AG	50,982	984,361
DIC Asset AG	74,316	683,965
LEG Immobilien AG*	18,000	1,063,558

		4,065,752

Hong Kong — 7.7%
Cheung Kong Holdings, Ltd.	32,000	505,113
Hang Lung Properties, Ltd.	233,000	736,172
Henderson Land Development Co., Ltd.	165,000	941,574
Hongkong Land Holdings, Ltd.	396,000	2,383,920
Link REIT (The)	349,000	1,692,274
New World Development Co., Ltd.	839,000	1,059,259
Shimao Property Holdings, Ltd.Δ*	625,500	1,437,449
Sino Land Co., Ltd.Δ	151,948	207,710
Sun Hung Kai Properties, Ltd.	395,000	5,009,898
Swire Properties, Ltd.	449,800	1,136,928
Wharf Holdings, Ltd.	256,000	1,957,727
Wheelock & Co., Ltd.	243,000	1,117,180

		18,185,204

Ireland — 0.1%
Hibernia REIT PLC*	203,747	327,946

Japan — 15.4%
Advance Residence Investment Corporation REIT	300	647,170
AEON REIT Investment Corporation	162	198,751
Frontier Real Estate Investment Corporation REIT	122	602,378
Global One Real Estate Investment Corporation REIT	59	400,634
GLP J-REIT*	235	229,531
Japan Hotel REIT Investment Corporation	733	351,407
Japan Prime Realty Investment Corporation REIT	165	528,059
Japan Real Estate Investment Corporation REIT	160	856,011
Japan Retail Fund Investment Corporation REIT	426	866,780
Mitsubishi Estate Co., Ltd.	317,500	9,501,519
Mitsui Fudosan Co., Ltd.	209,313	7,550,061
Nippon Accommodations Fund, Inc. REIT	142	955,360
Nippon Building Fund, Inc. REIT	412	2,393,807

	Shares	Value
Nippon Prologis REIT, Inc.	112	$1,072,844
Nomura Real Estate Master Fund, Inc. REIT	822	846,924
Nomura Real Estate Office Fund, Inc. REIT	101	469,409
NTT Urban Development Corporation	86,200	993,635
Sumitomo Realty & Development Co., Ltd.	91,000	4,534,298
Tokyo Tatemono Co., Ltd.	217,000	2,413,033
Tokyu REIT, Inc.	122	752,512

		36,164,123

Jersey — 0.4%
LXB Retail Properties PLC*	380,000	804,671
Max Property Group PLC*	54,329	137,649

		942,320

Luxembourg — 0.2%
GAGFAH SA*	24,607	362,216

Netherlands — 0.6%
Corio NV REITΔ	24,827	1,114,170
Wereldhave NV REIT	2,582	203,161

		1,317,331

Norway — 0.3%
Norwegian Property ASA	615,000	737,152

Singapore — 4.1%
Ascendas Real Estate Investment Trust REIT	334,000	582,274
CapitaCommercial Trust REIT	945,137	1,085,977
CapitaLand, Ltd.	936,000	2,247,379
CapitaMall Trust REIT	484,000	730,631
CapitaMalls Asia, Ltd.	452,000	702,024
City Developments, Ltd.	69,000	524,902
Global Logistic Properties, Ltd.	1,109,000	2,539,728
Soilbuild Business Space REITΔ	862,000	525,964
Suntec Real Estate Investment Trust REIT	651,000	794,437

		9,733,316

Sweden — 1.1%
Castellum AB	45,000	700,662
Fabege AB	87,055	1,039,918
Fastighets AB Balder Class B*	46,191	474,500
Wihlborgs Fastigheter AB	25,720	461,282

		2,676,362

Switzerland — 0.7%
PSP Swiss Property AG*	19,219	1,628,623

United Kingdom — 5.8%
Big Yellow Group PLC REIT	43,264	342,455
British Land Co. PLC REIT	290,706	3,027,987
Capital & Counties Properties PLC	202,455	1,103,666
Derwent London PLC REIT	38,096	1,573,980
Great Portland Estates PLC REIT	91,500	907,606
Hammerson PLC REIT	233,475	1,940,856
Helical Bar PLC	40,500	218,971
Land Securities Group PLC REIT	154,823	2,470,225
Quintain Estates & Development PLC*	230,000	359,923
Safestore Holdings PLC REIT	131,070	349,445

260	See Notes to Financial Statements.

	Shares	Value
ST Modwen Properties PLC	64,000	$389,269
Unite Group PLC	126,577	843,874

		13,528,257

Total Foreign Common Stocks (Cost $124,698,601)		123,123,330

MONEY MARKET FUNDS — 12.5%
GuideStone Money Market Fund (GS4 Class)¥	4,512,863	4,512,863
Northern Institutional Liquid Assets Portfolio§	24,822,432	24,822,432

Total Money Market Funds (Cost $29,335,295)		29,335,295

TOTAL INVESTMENTS — 109.7% (Cost $264,201,645)		257,798,934

Liabilities in Excess of Other Assets — (9.7)%		(22,896,221)

NET ASSETS — 100.0%		$234,902,713

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2013, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$105,340,309	$105,340,309	$—	$—
Foreign Common Stocks:
Australia	14,762,652	14,762,652	—	—
Austria	343,963	343,963	—	—
Belgium	393,528	393,528	—	—
Canada	8,593,716	8,593,716	—	—
China	1,116,279	1,116,279	—	—
France	8,244,590	235,803	8,008,787	—
Germany	4,065,752	4,065,752	—	—
Hong Kong	18,185,204	18,185,204	—	—
Ireland	327,946	327,946	—	—
Japan	36,164,123	198,751	35,965,372	—
Jersey	942,320	942,320	—	—
Luxembourg	362,216	362,216	—	—
Netherlands	1,317,331	—	1,317,331	—
Norway	737,152	737,152	—	—
Singapore	9,733,316	9,733,316	—	—
Sweden	2,676,362	—	2,676,362	—
Switzerland	1,628,623	—	1,628,623	—
United Kingdom	13,528,257	13,528,257	—	—
Money Market Funds	29,335,295	29,335,295	—	—

Total Assets - Investments in Securities	$257,798,934	$208,202,459	$49,596,475	$—

Other Financial Instruments***
Futures Contracts	$157,537	$157,537	$—	$—

Total Assets - Other Financial Instruments	$157,537	$157,537	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

There were no transfers between Level 1 and Level 2 during the the year ended December 31, 2013.

See Notes to Financial Statements.	261

Global Natural Resources Equity Fund (Unaudited)

The Global Natural Resources Equity Fund was launched on July 1, 2013, as part of an expanded GuideStone Real Return Select Fund suite of offerings. The Fund primarily invests in equity securities of companies considered to be principally engaged in natural resources industries and related sectors or that supply goods, technology and services to such companies. The Fund underperformed its benchmark, 75% MSCI World Commodity Producers Index / 25% NYSE Gold Miners Arca Index, for the since inception period ending December 31, 2013 (-1.69% versus 7.03%).

From an absolute performance perspective, the Fund’s exposure to gold miners detracted from returns, as the NYSE Arca Gold Miners Index fell 13.9% since the 2013 inception of the Fund while the MSCI World Commodity Producers Index gained 14.46%. Benchmark-relative results were benefited from stock selection within the gold miners sector.

The Fund’s benchmark relative underperformance for the year was partially attributable to cash positions within the portfolio that are not held in the benchmark. In addition, a material underweight to the energy sector versus other commodity sectors detracted from results, as energy commodities and related companies tended to outperform other sectors. Negative security selection across sectors also detracted from benchmark-relative results.

During the year, the Fund remained focused on achieving its objective of seeking long-term capital appreciation.

The Fund did not invest in derivative instruments during the year.

This Fund may be suitable for investors who have a medium- to long-term investment horizon, possess a high tolerance for risk and seek to participate in the return potential of natural resources related equity securities. An investment in medium-, small- and micro-cap companies may involve greater risk and be more volatile and less liquid than an investment in a larger company. Investment in companies in natural resources industries may be significantly affected by (often rapid) changes in supply of, or demand for various natural resources. Concentrating investments in the natural resources sector increases the risk of loss because the securities of many or all of the companies in the sector may decline in value due to developments adversely affecting the sector, including market, economic, political or regulatory developments. Prices of precious metals and of precious metal-related securities have historically been very volatile due to various economic, financial, social and political factors and may adversely affect the financial condition of companies involved with precious metals.

At December 31, 2013, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
Foreign Common Stocks	59.4
Money Market Funds	30.9
Energy	20.1
Materials & Processing	7.7
Utilities	2.7
Rights/Warrants	0.6

121.4

GLOBAL NATURAL RESOURCES EQUITY FUND SCHEDULE OF INVESTMENTS	December 31, 2013

	Shares	Value
COMMON STOCKS — 30.5%
Energy — 20.1%
Cabot Oil & Gas Corporation	152,272	$5,902,063
Concho Resources, Inc.*	66,200	7,149,600
Denbury Resources, Inc.Δ*	459,000	7,541,370
EOG Resources, Inc.	11,705	1,964,567
Laredo Petroleum Holdings, Inc.Δ*	218,262	6,043,675
Noble Energy, Inc.	82,249	5,601,979
Range Resources Corporation	71,400	6,019,734
Rosetta Resources, Inc.Δ*	133,800	6,427,752
Southwestern Energy Co.*	146,500	5,761,845

		52,412,585

Materials & Processing — 7.7%
Compass Minerals International, Inc.Δ	79,400	6,355,970
Mosaic Co. (The)	210,570	9,953,644
Newmont Mining CorporationΔ	36,000	829,080
Royal Gold, Inc.Δ	63,000	2,902,410

		20,041,104

Utilities — 2.7%
Calpine Corporation*	365,470	7,130,320

Total Common Stocks (Cost $77,568,897)		79,584,009

FOREIGN COMMON STOCKS — 59.4%
Australia — 5.9%
Evolution Mining, Ltd.	989,000	543,091
Gryphon Minerals, Ltd.*	1,077,000	163,480
Iluka Resources, Ltd.	923,753	7,118,165
Mineral Resources, Ltd.	554,486	5,876,824
Newcrest Mining, Ltd.*	163,000	1,135,229
Papillon Resources, Ltd.*	482,000	421,769

		15,258,558

Bermuda — 1.5%
Continental Gold, Ltd.*	245,000	779,572
Kosmos Energy, Ltd.*	291,300	3,256,734

		4,036,306

Canada — 34.9%
Alamos Gold, Inc.	181,000	2,192,958
ARC Resources, Ltd.Δ	176,900	4,924,390
Argonaut Gold, Inc.Δ*	375,000	1,878,089
Asanko Gold, Inc.Δ*	331,000	538,611
AuRico Gold, Inc.Δ	536,000	1,961,760
B2Gold CorporationΔ*	754,000	1,542,074
Bear Creek Mining Corporation*	128,000	175,928
Belo Sun Mining CorporationΔ*	319,000	100,602
Eastmain Resources, Inc.Δ*	237,000	60,240
Eldorado Gold CorporationΔ	754,000	4,290,260
First Quantum Minerals, Ltd.Δ	569,300	10,257,851
Fortuna Silver Mines, Inc.Δ*	124,000	355,880
Franco-Nevada CorporationΔ	71,000	2,892,540
Gold Canyon Resources, Inc.*	230,000	49,800
Goldcorp, Inc.	562,839	12,196,721
Guyana Goldfields, Inc.Δ*	184,000	284,076
Hudbay Minerals, Inc.Δ	421,800	3,454,542
Kinross Gold CorporationΔ	285,000	1,248,300
Klondex Mines, Ltd.Δ*	269,000	407,710
Midway Gold CorporationΔ*	339,000	274,590
New Gold, Inc.Δ*	1,837,262	9,627,038

	Shares	Value
Orezone Gold CorporationΔ*	383,000	$194,700
Osisko Mining Corporation*	891,000	3,950,680
Painted Pony Petroleum, Ltd.*	264,300	1,726,752
Peyto Exploration & Development CorporationΔ	247,300	7,568,579
Premier Gold Mines, Ltd.*	58,000	81,902
Pretium Resources, Inc.Δ*	73,000	376,597
Primero Mining CorporationΔ*	159,000	705,960
Romarco Minerals, Inc.*	419,000	147,917
Roxgold, Inc.*	219,000	91,744
Rubicon Minerals CorporationΔ*	278,000	239,358
Sabina Gold & Silver CorporationΔ*	332,000	228,157
SEMAFO, Inc.Δ*	190,000	499,035
Silver Wheaton CorporationΔ	162,000	3,270,780
Silvercorp Metals, Inc.	331,000	757,990
Sulliden Gold Corp, Ltd.*	271,000	183,686
Tahoe Resources, Inc.*	160,600	2,671,501
Timmins Gold Corporation*	372,000	395,726
Torex Gold Resources, Inc.*	859,000	760,141
Tourmaline Oil Corporation*	4,600	193,570
Turquoise Hill Resources Ltd.Δ*	1,613,340	5,324,022
Yamana Gold, Inc.Δ	332,000	2,861,840

		90,944,597

Chile — 3.9%
Sociedad Quimica y Minera de Chile SA ADRΔ	394,632	10,213,076

Jersey — 1.9%
Lydian International, Ltd.Δ*	370,000	254,272
Randgold Resources, Ltd. ADRΔ	75,000	4,710,750

		4,965,022

Papua New Guinea — 2.9%
Oil Search, Ltd.	1,040,774	7,536,655

United Kingdom — 8.4%
Antofagasta PLC	622,872	8,499,147
Fresnillo PLC*	101,000	1,246,862
Ophir Energy PLC*	1,089,832	5,915,859
Salamander Energy PLC*	1,010,153	1,869,322
Tullow Oil PLC	307,818	4,358,223

		21,889,413

Total Foreign Common Stocks (Cost $168,968,163)		154,843,627

RIGHTS/WARRANTS — 0.6%
Turquoise Hill Resources, Ltd. RightsΔ* (Cost $1,905,824)	1,613,340	1,548,806

MONEY MARKET FUNDS — 30.9%
GuideStone Money Market Fund (GS4 Class)¥	24,983,443	24,983,443
Northern Institutional Liquid Assets Portfolio§	55,648,353	55,648,353

Total Money Market Funds (Cost $80,631,796)		80,631,796

TOTAL INVESTMENTS — 121.4% (Cost $329,074,680)		316,608,238

Liabilities in Excess of Other Assets — (21.4)%		(55,886,385)

NET ASSETS — 100.0%		$260,721,853

See Notes to Financial Statements.	263

GLOBAL NATURAL RESOURCES EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2013, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$79,584,009	$79,584,009	$—	$—
Foreign Common Stocks:
Australia	15,258,558	15,258,558	—	—
Bermuda	4,036,306	4,036,306	—	—
Canada	90,944,597	90,944,597	—	—
Chile	10,213,076	10,213,076	—	—
Jersey	4,965,022	4,965,022	—	—
Papua New Guinea	7,536,655	7,536,655	—	—
United Kingdom	21,889,413	21,889,413	—	—
Money Market Funds	80,631,796	80,631,796	—	—
Rights/Warrants	1,548,806	1,548,806	—	—

Total Assets - Investments in Securities	$316,608,238	$316,608,238	$—	$—

264	See Notes to Financial Statements.

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265

STATEMENTS OF ASSETS AND LIABILITIES	December 31, 2013

	Inflation Protected Bond Fund	Flexible Income Fund
Assets
Investments in securities of unaffiliated issuers, at value	$261,317,583	$102,440,929
Investments in securities of affiliated issuers, at value	13,562,904	5,129,568

Total investments (1)(2)	274,880,487	107,570,497
Cash	—	751,649
Cash collateral for derivatives	—	—
Foreign currency (3)	519,375	—
Receivables:
Dividends and reclaims	59	45
Interest	1,158,271	323,850
Securities lending	31,810	—
Receivable from advisor	—	—
Investment securities sold	2,508,545	4,995,313
Fund shares sold	6,717	—
Variation margin on financial futures contracts	91,777	—
Unrealized appreciation on foreign currency exchange contracts	166,502	—
Prepaid expenses and other assets	14,036	4,614

Total Assets	279,377,579	113,645,968

Liabilities
Cash overdraft	15,974	—
Foreign currency overdraft (3)	—	—
Options written at value (4)	49,203	—
Unrealized depreciation on foreign currency exchange contracts	585,625	—
Collateral held for securities on loan at value	—	—
Payables:
Investment securities purchased	4,391,932	4,273,467
Fund shares redeemed	15,342	—
Variation margin on financial futures contracts	26,528	—
Securities lending	—	—
Accrued expenses:
Investment advisory fees	70,080	114,177
Shareholder servicing fees	55,588	22,130
Other expenses	56,793	73,539

Total Liabilities	5,267,065	4,483,313

Net Assets	$274,110,514	$109,162,655

Net Assets Consist of:
Paid-in-capital	$282,939,318	$108,554,393
Undistributed (distributions in excess of) net investment income	400,620	—
Undistributed (accumulated) net realized gain (loss) on investments, foreign currency translations and derivative transactions	(1,254,211)	91,187
Net unrealized appreciation (depreciation) on investments, foreign currency translations and derivative transactions	(7,975,213)	517,075

Net Assets	$274,110,514	$109,162,655

Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the GS2 Class	N/A	N/A

GS2 shares outstanding	N/A	N/A

Net asset value, offering and redemption price per GS2 share	N/A	N/A

Net assets applicable to the GS4 Class	$274,110,514	$109,162,655

GS4 shares outstanding	26,995,903	10,856,249

Net asset value, offering and redemption price per GS4 share	$10.15	$10.06

(1) Investments in securities of unaffiliated issuers, at cost	$268,989,681	$101,923,854
Investments in securities of affiliated issuers, at cost	13,562,904	5,129,568

Total investments at cost	$282,552,585	$107,053,422

(2) Includes securities loaned of:	$—	$—

(3) Foreign currency at cost	$508,432	$—

(4) Premiums received on options written	$81,583	$—

266	See Notes to Financial Statements.

Real Assets Fund	Real Estate Securities Fund	Global Natural Resources Equity Fund

$4,675,884	$253,286,071	$291,624,795
22,901,571	4,512,863	24,983,443

27,577,455	257,798,934	316,608,238
—	—	—
—	226,250	—
—	1,097,395	—

4	980,806	102,240
—	—	—
—	67,039	17,382
10,543	—
—	856,848	—
73,331	11,209	—
—	12,950	—
—	—	—
17,758	21,036	4,614

27,679,091	261,072,467	316,732,474

—	—	—
—	—	43
—	—	—
—	—	—
—	24,822,432	55,648,353

—	980,026	1,029
—	113,142	—
—	—	—
—	1,059	2,300

—	138,568	222,243
—	46,644	50,930
28,479	67,883	85,723

28,479	26,169,754	56,010,621

$27,650,612	$234,902,713	$260,721,853

$28,268,319	$243,574,026	$273,640,124
310	(367,712)	(490,104)
314,133	(2,054,663)	38,075
(932,150)	(6,248,938)	(12,466,242)

$27,650,612	$234,902,713	$260,721,853

N/A	N/A	N/A

N/A	N/A	N/A

N/A	N/A	N/A

$27,650,612	$234,902,713	$260,721,853

2,816,029	25,088,476	26,860,089

$9.82	$9.36	$9.71

$4,704,100	$259,688,782	$304,091,237
23,805,505	4,512,863	24,983,443

$28,509,605	$264,201,645	$329,074,680

$—	$25,313,133	$68,203,448

$—	$1,100,585	$(43)

$—	$—	$—

See Notes to Financial Statements.	267

STATEMENTS OF OPERATIONS	For the Year Ended December 31, 2013

	Inflation Protected Bond Fund	Flexible Income Fund(1)
Investment Income
Dividends	$—	$—
Income distributions received from affiliated funds	881	243
Interest	3,681,273	1,555,516
Securities lending	36,134	—
Less foreign taxes withheld	—	—

Total Investment Income	3,718,288	1,555,759

Expenses
Investment advisory fees	716,980	342,874
Transfer agent fees:
GS4 shares	21,564	8,543
Custodian fees	35,583	23,598
Shareholder servicing fees:
GS4 shares	552,213	109,320
Accounting and administration fees	54,249	19,090
Professional fees	57,569	57,234
Blue sky fees:
GS4 shares	18,974	1,000
Shareholder reporting fees:
GS4 shares	8,084	952
Trustee expenses	2,365	476
Line of credit facility fees	2,284	5,902
Other expenses	16,737	5,867

Total Expenses	1,486,602	574,856
Expenses waived/reimbursed net of amount recaptured(2)	(20,971)	(28,255)

Net expenses	1,465,631	546,601

Net Investment Income (Loss)	2,252,657	1,009,158

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Capital gain distributions received from affiliated funds	321	223
Investment securities	(2,192,130)	109,330
Investment securities of affiliated issuers	—	—
Futures transactions	1,108,298	—
Option contracts written	374,024	—
Option contracts purchased	(379,205)	—
Foreign currency transactions	(27,545)	—

Net realized gain (loss)	(1,116,237)	109,553

Net change in unrealized appreciation (depreciation) on:
Investment securities	(19,879,965)	517,075
Investment securities of unaffiliated issuers	—	—
Futures	(53,424)	—
Option contracts written	32,380	—
Option contracts purchased	30,051	—
Foreign currency translation	(408,656)	—

Net change in unrealized appreciation (depreciation)	(20,279,614)	517,075

Net Realized and Unrealized Gain (Loss)	(21,395,851)	626,628

Net Increase (Decrease) in Net Assets Resulting from Operations	$(19,143,194)	$1,635,786

(1)	Inception Date was July 1, 2013.
(2)	See Note 3a and 3c in Notes to Financial Statements.

268	See Notes to Financial Statements.

Real Assets Fund(1)	Real Estate Securities Fund	Global Natural Resources Equity Fund(1)

$—	$5,443,208	$1,474,189
117,940	735	1,075
—	375,005	—
—	114,766	44,163
—	(45,718)	(159,769)

117,940	5,887,996	1,359,658

9,002	1,583,792	1,219,811

8,711	24,747	8,510
4,025	45,816	38,258

—	541,450	277,012
5,979	58,769	38,736
33,326	66,573	49,165

8,426	19,240	1,000

2,136	14,693	781
92	2,353	1,173
87	2,220	1,068
5,867	18,217	5,867

77,651	2,377,870	1,641,381
(67,124)	(16,967)	—

10,527	2,360,903	1,641,381

107,413	3,527,093	(281,723)

465,335	156	1,156
(2,248)	23,498,549	3,095,029
1,124	—	—
—	1,706,784	—
—	—	—
—	—	—
—	(63,094)	(140,467)

464,211	25,142,395	2,955,718

(903,935)	(26,861,166)	(12,466,442)
(28,215)	—	—
—	66,776	—
—	—	—
—	—	—
—	(3,764)	200

(932,150)	(26,798,154)	(12,466,242)

(467,939)	(1,655,759)	(9,510,524)

$(360,526)	$1,871,334	$(9,792,247)

See Notes to Financial Statements.	269

STATEMENTS OF CHANGES IN NET ASSETS

	Inflation Protected Bond Fund
	For the Year Ended

	12/31/13	12/31/12
Operations:
Net investment income (loss)	$2,252,657	$3,231,235
Net realized gain (loss) on investment securities, foreign currency transactions and derivative transactions	(1,116,237)	5,069,301
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency translations and derivative transactions	(20,279,614)	1,959,361

Net increase (decrease) in net assets resulting from operations	(19,143,194)	10,259,897

Dividends and Distributions to Shareholders:
Dividends from net investment income(2)	(1,868,128)	(3,186,492)
Distributions from net realized capital gains	(882,675)	(6,129,916)

Total dividends and distributions	(2,750,803)	(9,316,408)

Capital Share Transactions:
Proceeds from GS4 shares sold	151,311,796	52,030,483
Reinvestment of dividends and distributions into GS4 shares	2,749,825	9,312,059

Total proceeds from shares sold and reinvested	154,061,621	61,342,542

Value of GS4 shares redeemed	(55,819,406)	(27,679,464)

Total value of shares redeemed	(55,819,406)	(27,679,464)

Net increase (decrease) from capital share transactions(3)	98,242,215	33,663,078

Total increase (decrease) in net assets	76,348,218	34,606,567

Net Assets:
Beginning of Period	197,762,296	163,155,729

End of Year*	$274,110,514	$197,762,296

* Including undistributed (distributions in excess of) net investment income	$400,620	$11,998

(1)	Inception date was July 1, 2013.
(2)	Includes dividends paid from the short-term portion of capital gain distributions received from affiliated funds for the Real Assets Fund.
(3)	See Note 6 in Notes to Financial Statements.

270	See Notes to Financial Statements.

Flexible Income Fund	Real Assets Fund	Real Estate Securities Fund		Global Natural Resources Equity Fund
		For the Year Ended
For the Period 07/01/13(1) - 12/31/13	For the Period 07/01/13(1) - 12/31/13	12/31/13	12/31/12	For the Period 07/01/13(1) - 12/31/13

$1,009,158	$107,413	$3,527,093	$2,837,011	$(281,723)
109,553	464,211	25,142,395	21,121,145	2,955,718
517,075	(932,150)	(26,798,154)	2,192,568	(12,466,242)

1,635,786	(360,526)	1,871,334	26,150,724	(9,792,247)

(1,014,482)	(258,438)	(4,569,650)	(2,553,245)	(747,193)
(14,042)	—	(25,908,952)	—	(2,379,831)

(1,028,524)	(258,438)	(30,478,602)	(2,553,245)	(3,127,024)

109,825,782	29,147,087	142,160,856	48,804,620	274,513,313
1,028,524	258,438	30,476,790	2,553,036	3,127,024

110,854,306	29,405,525	172,637,646	51,357,656	277,640,337

(2,298,913)	(1,135,949)	(100,275,836)	(34,033,826)	(3,999,213)

(2,298,913)	(1,135,949)	(100,275,836)	(34,033,826)	(3,999,213)

108,555,393	28,269,576	72,361,810	17,323,830	273,641,124

109,162,655	27,650,612	43,754,542	40,921,309	260,721,853

—	—	191,148,171	150,226,862	—

$109,162,655	$27,650,612	$234,902,713	$191,148,171	$260,721,853

$—	$310	$(367,712)	$468,376	$(490,104)

See Notes to Financial Statements.	271

FINANCIAL HIGHLIGHTS

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated														Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income (1)		Capital Gain Distributions Received from Affiliated Funds		Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distribu- tions from Net Realized Capital Gains(2)	Excess Distribution/ Return of Capital		Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net(3)(4)	Expenses, Gross(3)(5)	Invest- ment Income, Net (1)(4)	Portfolio Turnover Rate
Inflation Protected Bond Fund

GS4 Class
2013(6)	$11.25	$0.10	#	$—	†	$(1.06)	$(0.09)	$(0.05)	$—		$10.15	(8.64)%	$274,111	0.64%	0.65%	0.98%	75%
2012	11.16	0.21	#	—	†	0.46	(0.20)	(0.38)	—		11.25	6.06	197,762	0.65	0.66	1.80	94
2011	10.43	0.29	#	—	†	0.94	(0.31)	(0.19)	—		11.16	12.00	163,156	0.66	0.68	2.65	114
2010	10.32	0.20	#	—		0.40	(0.21)	(0.28)	—		10.43	5.82	107,825	0.65	0.66	1.90	113
2009(7)	10.00	0.19	#	—		0.32	(0.18)	(0.01)	—		10.32	5.12	87,994	0.67	0.70	3.53	55

Flexible Income Fund

GS4 Class
2013(8)	$10.00	$0.11	#	$—	†	$0.05	$(0.10)	$— †	$—		$10.06	1.57%	$109,163	1.20%	1.26%	2.22%	25%

Real Assets Fund

GS4 Class
2013(8)	$10.00	$0.06	#	$0.27		$(0.42)	$(0.09)	$—	$—		$9.82	(0.87)%	$27,651	0.12%	0.89%	1.22%	1%

Real Estate Securities Fund

GS4 Class
2013(9)	$10.60	$0.17	#	$—	†	$(0.02)	$(0.21)	$(1.18)	$—		$9.36	1.49%	$234,903	1.05%	1.05%	1.56%	168%
2012	9.18	0.17	#	—	†	1.40	(0.15)	—	—		10.60	17.09	191,148	1.05	1.06	1.62	95
2011	8.52	0.08	#	—	†	0.65	(0.07)	—	—		9.18	8.51	150,227	1.14	1.14	0.85	90
2010	6.74	0.11	#	—		1.82	(0.15)	—	—		8.52	28.80	141,900	1.19	1.19	1.41	105
2009	5.25	0.12	#	—		1.49	(0.12)	—	—	†	6.74	31.21	121,533	1.27	1.28	2.29	128

Global Natural Resources Equity Fund

GS4 Class
2013(8)(10)	$10.00	$(0.01	)#	$—	†	$(0.16)	$(0.03)	$(0.09)	$—		$9.71	(1.69)%	$260,722	1.42%	1.42%	(0.24)%	18%

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Includes dividends paid from the short-term portion of capital gain distributions received from affiliated Funds.
(3)	Does not include expenses of the investment companies in which the Fund invests.
(4)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower) than the ratio shown.
(5)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(6)	An out of period adjustment to Investment Income had no impact on Net Investment Income per Share or Total Return; however, the Ratio of Net Investment Income to Average Net Assets increased by 0.01%. See Note 10 in Notes to Financial Statements.
(7)	Inception date was June 25, 2009. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(8)	Inception date was July 1, 2013. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(9)	An out of period adjustment to Investment Income had no impact on Net Investment Income per Share or Total Return; however, the Ratio of Net Investment Income to Average Net Assets increased by 0.03%. See Note 10 in Notes to Financial Statements.
(10)	An out of period adjustment to Investment Income had no impact on Net Investment Income per Share or Total Return; however, the Ratio of Net Investment Income to Average Net Assets increased by 0.01%. See Note 10 in Notes to Financial Statements.

272	See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. DESCRIPTION OF THE FUNDS

GuideStone Funds (the “Trust”) was organized as a Delaware statutory trust on March 2, 2000. The Trust has established thirty-one series (each, a “Fund” and together, the “Funds”). Each Fund is a diversified, open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The MyDestination 2005, MyDestination 2015, MyDestination 2025, MyDestination 2035, MyDestination 2045 and MyDestination 2055 Fund are each referred to as a “Date Target Fund” and together as the “Date Target Funds.”

The Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund, Aggressive Allocation Fund, Conservative Allocation Fund I, Balanced Allocation Fund I, Growth Allocation Fund I and Aggressive Allocation Fund I are each referred to as an “Asset Allocation Fund” and together as the “Asset Allocation Funds.”

The remaining Funds are each referred to as a “Select Fund” and are together referred to as the “Select Funds.” The Money Market Fund is referred to as the “Money Market Fund.” The Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund and Global Bond Fund are together referred to as the “Fixed Income Funds.”

The Defensive Market Strategies Fund, Equity Index Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund, International Equity Fund and Emerging Markets Equity Fund are together referred to as the “Equity Funds.”

The Inflation Protected Bond Fund, Flexible Income Fund, Real Assets Fund, Real Estate Securities Fund and the Global Natural Resources Equity Fund are together referred to as the “Real Return Select Funds.”

The Flexible Income Fund, Real Assets Fund and Global Natural Resources Equity Fund commenced operations as registered investment companies on July 1, 2013.

The Emerging Markets Equity Fund commenced operations as a registered investment company on October 31, 2013. There are two classes of shares issued by the Funds — the GS2 Class and the GS4 Class (each, a “Class” and together the “Classes”), except the Conservative Allocation Fund I, Balanced Allocation Fund I, Growth Allocation Fund I and Aggressive Allocation Fund I which issued the GS2 Class only. The Date Target Funds, Global Bond Fund, Inflation Protected Bond Fund, Flexible Income Fund, Real Assets Fund, Real Estate Securities Fund and the Global Natural Resources Equity Fund issued the GS4 Class only. All Classes of shares have identical voting, dividend and liquidation rights. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each Class of shares based upon its relative net assets.

Each Fund is a separate mutual fund with its own investment objective, strategies and risks. The Select Funds invest directly in particular types of fixed-income obligations, stocks and other investments. The Date Target, Asset Allocation and Real Assets Funds primarily invest in a different mix of the Select Funds to meet a specified investment strategy. The Date Target Funds, Asset Allocation Funds and Real Assets Fund are commonly referred to as “Fund of Funds.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are in conformity with generally accepted accounting principles (“GAAP”) in the United States of America which require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

a. Valuation of Securities

The Funds (except the Money Market Fund) each value securities traded on national securities exchanges or included in national market systems at the last quoted sale price, or official close price, on the principal exchange on which they were traded, or, in the absence of any sale or official close price, at the closing bid price. Securities which are primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time when the foreign security is valued is likely to have changed such value, then the fair value of those securities will be determined through procedures established by the Board of Trustees of the Trust (the “Board of Trustees”) and under the direction of a valuation committee appointed by the Board of Trustees. The valuation committee is comprised of individuals from the Adviser and BNY Mellon Investment Servicing (US) Inc. who previously have been identified to the Board. Non-exchange traded securities for which an over-the-counter quotation is readily available are valued at the last quoted bid price.

Debt securities, excluding asset-backed and mortgage-backed securities, are valued at the mean of the last bid and ask prices available. Asset-backed and mortgage-backed securities are generally valued at the last bid price, if available. Certain debt securities may be valued on the basis of broker quotations, valuations provided by a pricing service which may use a matrix, formula or other objective methods that take into consideration market indices, matrices, yield curves and other specific adjustments or by a sub-adviser using various methodologies approved by the Board of Trustees.

Short-term securities maturing in more than 60 days from the valuation date are valued at the mean of the last bid and ask prices; those maturing in 60 days or less are generally valued at amortized cost which approximates current market value in accordance with Rule 2a-7 of the 1940 Act.

Forward foreign exchange contracts are valued based upon closing exchange rates from each respective foreign market. Futures contracts are valued at the closing settlement price on the exchange on which they are primarily traded.

Options, rights and warrants for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price. Options, rights and warrants not traded on a national securities exchange are valued at the last quoted bid price.

Swap agreements are valued daily based upon the terms specific to each agreement with its counterparty. (Please see Note i, “Derivative Financial Instruments” for additional information regarding the valuation of swap agreements).

To the extent available, valuations of portfolio securities are provided by independent pricing services approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value according to methods established in good faith by the Board of Trustees. Due to the potential excessive volatility at the time valuations are developed, pricing techniques may materially vary from the actual amounts realized upon sale of the securities.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its NAV. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates its NAV if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates its NAV. A Significant Event may relate to a single issuer or to an entire market sector. If a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its NAV, a Valuation Committee meeting may be called. The Trust uses Interactive Data Corporation (“IDC”) as a third party fair valuation vendor. IDC provides a fair value for foreign equity securities held by the Trust based on certain factors and methodologies applied by IDC in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Valuation Committee in consultation with, and approved by, the Board of Trustees. Such methodologies generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. As part of the valuation procedures, a “confidence interval” is used, when the threshold is exceeded, to determine the level of correlation between the value of a foreign equity security and movements in the U.S. market before a particular security will be fair valued. In the event that the threshold established by the Valuation Committee is exceeded on a specific day, the Trust will typically value non-U.S. equity securities in its portfolio that exceed the applicable confidence interval based upon the fair values provided by IDC.

The Asset Allocation, Date Target and Real Assets Funds value their investments in the underlying Select Funds daily at the closing NAV of each respective Select Fund.

The Financial Accounting Standards Board’s (“FASB”) “Fair Value Measurements and Disclosures” defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorizations of fair value measurements, and the criteria used to determine each categorization, are as follows:

Level 1	–	quoted prices in active markets for identical securities which include:

Equity securities, including restricted securities, for which market quotations are readily available, that are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded; and

Investments in open-end mutual funds, including the GuideStone Funds, Credit Suisse Commodity Return Strategy Fund and the Northern Institutional Liquid Assets Portfolio, which are valued at their closing net asset value each business day.

Level 2	–	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) which include:

Equity securities for which there were no sales or closing prices for that day, that are valued at the last quoted bid price or that may be valued using the last available price;

Foreign equity securities for which a Significant Event has occurred and a fair value price is provided by IDC;

Debt securities, including restricted securities that are valued based on evaluated quotations received from independent pricing. For corporate bonds, pricing services that utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices; and

Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available and are valued at amortized cost.

Level 3	–	prices determined using significant unobservable inputs (including the valuation committee’s own assumptions in determining the fair value of investments) which include:

Restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used; and

Debt securities, including restricted securities that are valued based on evaluated quotations received from dealers who make markets in such securities.

Valuation levels are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. Transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the end of the reporting period.

In accordance with FASB “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRSs”),” management has not presented quantitative disclosures as the securities which are advisor priced or valued by the valuation committee are immaterial. Additionally, there have been no adjustments to prices received from third parties as of December 31, 2013.

A valuation hierarchy including information regarding transfers between levels and Level 3 securities, where applicable, is shown at the end of each Fund’s Schedule of Investments.

b. Fixed Income Securities

The Bond Funds, Defensive Market Strategies Fund and the Small Cap Equity Fund may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities. Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

“TBA” (to be announced) purchase commitments are commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBAs may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in each Fund’s other assets. Unsettled TBAs are valued at the current market value of the underlying securities, according to the procedures described in the section entitled “Valuation of Securities”.

During the year ended December 31, 2013, the Low-Duration Bond Fund and Medium-Duration Bond Fund entered into dollar roll transactions, pursuant to which they sell a mortgage-backed TBA or security and simultaneously purchase a similar, but not identical, TBA with the same issuer, rate and terms. The Funds may execute a “roll” to obtain better underlying mortgage securities or to increase yield. The Funds account for dollar roll transactions as purchases and sales, which has the effect of increasing their portfolio turnover rates. Risks associated with dollar rolls are that actual mortgages received by the Funds may be less favorable than those anticipated or that counterparties may fail to perform under the terms of the contracts.

TBA sale commitments are commitments to sell mortgage-backed securities for a fixed price at a future date. TBAs may be considered securities in themselves and involve a risk of loss if the value of the security to be sold increases prior to settlement date of the Fund’s other assets.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the NAV of the Funds’ shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

The U.S. Treasury has historically had the authority to purchase obligations of Fannie Mae and Freddie Mac (collectively, the “GSEs”). However, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend the GSEs emergency funds and to purchase their stock. In September 2008, those capital concerns led the U.S. Treasury and the Federal Housing Finance Authority (“FHFA”) to announce that the GSEs had been placed in conservatorship.

Since that time, the GSEs have received significant capital support through U.S. Treasury preferred stock purchases, as well as Treasury and Federal Reserve purchases, of their mortgage backed securities (“MBS”). The FHFA and the U.S. Treasury (through its agreement to purchase GSE preferred stock) have imposed strict limits on the size of their mortgage portfolios. While the MBS purchase programs ended in 2010, the U.S. Treasury announced in December 2009 that it would continue its support for the entities’ capital as necessary to prevent a negative net worth through at least 2012. While the U.S. Treasury is committed to offset negative equity at the GSEs through its preferred stock purchases through 2012, no assurance can be given that the Federal Reserve, U.S. Treasury, or FHFA initiatives will ensure that the GSEs will remain successful in meeting their obligations with respect to the debt and MBS they issue beyond that date.

The problems faced by the GSEs, resulting in their being placed into federal conservatorship and receiving significant U.S. Government support, have sparked serious debate among federal policy makers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans. The Obama Administration produced a report to Congress on February 11, 2011, outlining a proposal to wind down the GSEs by increasing their guarantee fees, reducing their conforming loan limits (the maximum amount of each loan they are authorized to purchase) and continuing progressive limits on the size of their investment portfolio. Congress is currently considering several pieces of legislation that would reform the GSEs and possibly wind down their existence, addressing portfolio limits and guarantee fees, among other issues.

Based on quarterly loss figures, in August 2011, both GSEs requested additional support from the U.S. Treasury (Fannie Mae requested $2.8 billion and Freddie Mac requested $1.5 billion, net of dividend payments to the U.S. Treasury). In August 2012, the U.S. Treasury announced a set of modifications to the Preferred Stock Purchase Agreements between the U.S. Treasury and the FHFA. Instead of receiving 10% dividends from the GSEs, the U.S. Treasury is taking a quarterly sweep of all profits earned by the firms.

Serious discussions among policymakers continue, however, as to what role the U.S. Government should play in the U.S. housing market. Fannie Mae and Freddie Mac are also the subject to several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities. Importantly, the future of the GSEs is in serious question as the U.S. Government considers multiple options.

c. Foreign Currency Translations

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the

Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.

d. Loan Participations

The Bond Funds, Small Cap Equity Fund and the Flexible Income Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate borrowers. A Fund’s investments in loans may be in the form of participations in loans. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, a Fund may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense on the Statements of Operations.

e. REITs

The Real Estate Securities Fund invests substantial assets in real estate investment trusts (“REITs”) that involve risks not associated with investing in stocks. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general.

Dividend income is recorded using management’s estimate of the income included in distributions received from REIT investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted in the Funds to the actual amounts when the amounts are determined.

f. Repurchase Agreements

Each Fund may agree to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. It is the Fund’s policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Fund’s custodian bank or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

Repurchase transactions are entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund.

At December 31, 2013, the open repurchase agreements by counterparty which are subject to an MRA on a net payment basis are as follows:

Fund/Counterparty	Repurchase Agreements	Fair Value of Non-cash Collateral Received	Cash Collateral Received	Net Amount(1)
Money Market
Goldman Sachs & Co.	$30,361,000	$(30,361,000)	$—	$—

Low-Duration Bond
Barclays Capital, Inc.	$12,200,000	$(12,200,000)	$—	$—
Citigroup Global Markets, Inc.	26,900,000	(26,900,000)	—	—

Total Repurchase Agreements	$39,100,000	$(39,100,000)	$—	$—

Medium-Duration Bond
Citigroup Global Markets, Inc.	$11,400,000	$(11,400,000)	$—	$—

(1)	Net amount represents the net amount receivable due from (payable to) the counterparty in the event of default.

Additional information about master netting arrangements can be found in the Derivative Financial Instruments and Securities Lending sections of the Notes to Financial Statements.

g. Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. The Fund’s obligation to replace the security borrowed and sold short will be fully collateralized at all times by cash equivalents deposited in an account with the Fund’s custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss; and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs.

The Equity Funds may sell short exchange-listed equity futures contracts to reduce market exposure. The Date Target Funds, Asset Allocation Funds, Bond Funds and Small Cap Equity Fund may sell short U.S. Treasury securities and exchange-listed U.S. Treasury futures contracts to reduce market exposure. The Low-Duration Bond and Medium-Duration Bond Funds will occasionally enter into a short sale to initiate a dollar roll transaction. The Defensive Market Strategies Fund may establish short positions in stocks of companies with a market value of up to 30% of the Fund’s assets. The International Equity Fund may establish short positions in stocks of foreign companies with a market value of up to 7% of the Fund’s assets.

At December 31, 2013, the value of securities sold short in the Low-Duration Bond, Medium-Duration Bond, Defensive Market Strategies and International Equity Funds amounted to $3,084,500, $7,360,243, $47,002,923 and $91,139,017, respectively.

h. Synthetic Convertible Instruments

The Defensive Market Strategies Fund invests in synthetic convertible instruments. Synthetic convertible instruments are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from synthetic convertible instruments will be recorded as realized gains in the Statement of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in synthetic convertible instruments include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with synthetic convertible instruments and the appreciation potential may be limited. Synthetic convertible instruments may be more volatile and less liquid than other investments held by the Fund.

i. Derivative Financial Instruments

The Funds may engage in various portfolio strategies to seek to increase their return by hedging their portfolios against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract if the counterparty does not perform under the contract. The Funds, in their normal course of business, may enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ exposure may include future claims that may be made against the Funds that have not yet occurred.

Financial Futures Contracts — The Funds (except the Money Market Fund) may purchase or sell financial futures contracts and the options on such futures contracts for the purpose of hedging risk on existing securities, demonstrating purchase of securities or gaining market exposure on cash balances. Financial futures contracts are contracts for the delivery of securities at a specified future date at an agreed upon price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected.

Pursuant to the contract, the Funds agree to pay to or receive from the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such payments or receipts are known as variation margin and are recorded by the Funds as unrealized gains or losses until the contract is closed or settled.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

Foreign Currency Options and Futures — The Bond Funds, Defensive Market Strategies Fund, Small Cap Equity Fund and International Equity Fund may also enter into futures contracts on foreign currencies and related options on transactions as a short or long hedge against possible variations in foreign exchange rates.

Forward Foreign Exchange Contracts — Certain Funds may enter into forward foreign currency exchange contracts to hedge against adverse exchange rate fluctuation to the U.S. dollar or between different foreign currencies in connection with either specific security transactions or portfolio positions. Each contract is valued daily and the change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the opening value and the closing value of the contract. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Options — Certain Funds are authorized to write and purchase put and call options. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. The Funds also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party and that party’s ability to perform. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Options purchased are recorded as an asset, and written options are recorded as liabilities to the extent of premiums paid or received. Each Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of the premium received or paid.

When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities.

Certain Funds may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Funds represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract on a future date. If a written call swaption is exercised, the writer will enter a swap and is obligated to pay the fixed-rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer will enter a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are marked-to-market daily based upon quotations from market makers. When a Fund writes a swaption, the premium received is recorded as a liability and is subsequently adjusted to the current market value of the swaption. Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk in excess of the associated option and swap contract amounts reported in the Statement of Assets and Liabilities. The Funds bear the market risk arising from any change in index values or interest rates.

Swap Agreements — Each Select Fund, except the Money Market Fund, may enter into swap agreements. The Equity Funds may enter into equity swap contracts and the Bond Funds and the Small Cap Equity Fund may enter into interest rate and credit default swaps. The Bond Funds and International Equity Fund may enter into cross-currency swaps, and each Select Fund may enter into total return swaps.

Swap agreements are privately negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. A swap may be entered into in order to, among other things, change the maturity of a Fund’s portfolio, to protect a Fund’s value from changes in interest rates, to expose a Fund to a different security or market, or to help a Fund achieve a strategy relative to an index or other benchmark. By entering into a swap agreement, a Fund is exposed to the risk of unanticipated movements in interest rates or in the value of an underlying security or index (or the risk that the counterparty will not fulfill its obligation under the agreement). Credit default swaps involve the payment of amounts based on a specified rate multiplied by a notional amount as well as upon an event of default. In connection with these agreements, securities are set aside as collateral by the Fund’s custodian.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statements of Assets and Liabilities. In the event that market quotations are not readily available or deemed reliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Fund’s sub-adviser. Payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These up-front payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Certain of the Fund’s derivative agreements contain provisions that require the Fund to maintain a predetermined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over one-month, three-month and 12-month periods. If a Fund were to violate such provisions, the counterparties to the derivative instruments could request immediate payment or demand immediate collateralization on derivative instruments in net liability positions. For the year ended December 31, 2013, all of the Funds maintained the required level of net assets and/or the NAVs of the Funds did not decline below the limits set forth in the derivative agreements.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swaps — Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Any up-front payments made or received upon entering a credit default swap contract are treated as part of the cost and are reflected as part of the unrealized gain (loss) on valuation. Upon termination of the swap contract, the amount included in the cost is reversed and becomes part of the swap’s realized gain (loss).

The sub-advisers monitor a variety of factors including cash flow assumptions, market activity, market sentiment and valuation as part of their ongoing process of assessing payment and performance risk. As payment and performance risk increases, the value of a credit default swap increases, resulting in recognition of unrealized gains for long positions and unrealized losses for short positions. Conversely, as payment and performance risk decreases, unrealized gains are recognized for short positions and unrealized losses are recognized for long positions. Any current or future declines in the fair value of the swap may be partially offset by up-front payments received by the Fund as a seller of protection if applicable. The change in value is recorded within unrealized appreciation (depreciation) until the occurrence of a credit event or the termination of the swap, at which time a realized gain (loss) is recorded.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other write down or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, up-front payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Credit default swaps involve greater risks than if the Funds had invested in the referenced obligation directly. In addition to general market risks, credit default swaps are subject to liquidity risk and counterparty credit risk. The Funds enter into credit default swaps with counterparties meeting defined criteria for financial strength. A buyer also may lose its investment and recover nothing should a credit event not occur. If a credit event did occur, the value of the referenced obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value.

Exchange Traded Swap Agreements — Exchange traded swaps are either interest rate or credit default swap agreements brokered by the Chicago Mercantile Exchange (the “CME”) where the CME is the counterparty to both the buyer and seller of protection. Exchange traded swaps involve a lesser degree of risk because the CME, as counterparty, monitors risk factors for the involved parties. Exchange traded swaps are subject to general market risks and to liquidity risk. Pursuant to the agreement, the Funds agree to pay to or receive from the broker an amount of cash equal to the daily fluctuation in the value of the contract (the “Margin”) and daily interest on the margin. In the case of exchange traded interest rate swaps, the daily settlement also includes the daily portion of interest. Such payments are recorded by the Funds as unrealized gains or losses until the contract is closed or settled.

Exchange traded swaps require no payments at the beginning of the measurement period nor are there liquidation payments at the termination of the swap.

Cross-Currency Swap Agreements — Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows but only for exchanging interest cash flows.

Interest Rate Swap Agreements — Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spread locks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

Total Return Swap Agreements — Total return swap agreements on commodities involve commitments where exchanged cash flows are based on the price of a commodity and in return a Fund receives either fixed or determined by floating price or rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty.

FASB “Derivatives and Hedging” includes required disclosure for (i) the nature and terms of the derivative, reasons for entering into the derivative, the events or circumstances that would require the seller to perform under the derivative, and the current status of the payment/performance risk of the derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the derivative, (iii) the fair value of the derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. FASB “Guarantees” require additional disclosures about the current status of the payment/performance risk of a guarantee. All of this information has been incorporated for the current period as part of the Schedules of Investments within the Swap agreements outstanding disclosure and in the Notes to Financial Statements.

As of December 31, 2013, the Low-Duration Bond Fund and the Medium-Duration Bond Fund are the buyers (“receiving protection”) on a total notional amount of $28,628,025 and $28,212,000, respectively, and the sellers (“providing protection”) on a total notional amount of $1,200,000 and $16,250,000, respectively. The notional amounts of the swaps are not recorded in the financial statements; however, the notional amount does approximate the maximum potential amount of future payments that the Funds could be required to make if the Funds were the seller of protection and a credit event was to occur. Those credit default swaps for which the Funds are providing protection at balance sheet date are summarized as follows:

Written Credit Derivative Contracts	Single Name Credit Default Swaps		Credit Default Swap Index
	Corporate	Sovereign	Asset-Backed	Corporate
Reference Asset	Debt	Debt	Securities	Debt	Total
Low-Duration Bond Fund
Fair value of written credit derivatives	$20,560	$—	$—	$—	$20,560
Maximum potential amount of future payments	1,200,000	—	—	—	1,200,000
Medium-Duration Bond Fund
Fair value of written credit derivatives	$364,059	$(12,387)	$178,235	$—	$529,907
Maximum potential amount of future payments	4,100,000	1,000,000	11,150,000	—	16,250,000

At December 31, 2013, there were no recourse provisions with third parties to recover any amounts paid under the credit derivative agreement (including any purchased credit protection) nor was any collateral held by the Funds or other third parties which the Funds can obtain upon occurrence of a triggering event.

The credit spread disclosed below for each referenced obligation where the Funds are the seller of protection is a representation of the current payment/performance risk of the swap.

	Maximum Potential Amount of Future Payments by Contract Term
Current credit spread on underlying (in basis points)	0-6 Months	6-12 Months	1-5 Years	5-10 Years	More Than 10 Years	Total
Low-Duration Bond Fund
0 - 100	$—	$—	$1,200,000	$—	$—	$1,200,000
101 - 250	—	—	—	—	—	—
251 - 500	—	—	—	—	—	—
501 - 1,000	—	—	—	—	—	—
Greater than 1,000	—	—	—	—	—	—

Total	$—	$—	$1,200,000	$—	$—	$1,200,000

Medium-Duration Bond Fund

0 - 100	$—	$—	$9,950,000	$1,200,000	$—	$11,150,000
101 - 250	—	—	5,100,000	—	—	5,100,000
251 - 500	—	—	—	—	—	—
501 - 1,000	—	—	—	—	—	—
Greater than 1,000	—	—	—	—	—	—

Total	$—	$—	$15,050,000	$1,200,000	$—	$16,250,000

Offsetting of Financial and Derivative Assets and Liabilities

Certain Funds are parties to International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“MA”) with various counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The ISDA MA may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the ISDA MA, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the Fund’s portfolio or Statements of Assets and Liabilities.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to an ISDA MA in the Statements of Assets and Liabilities.

At December 31, 2013, derivative assets and liabilities (by type) held by the Funds are as follows:

Fund	Assets	Liabilities
MyDestination 2005
Derivative Financial Instruments:
Financial futures contracts	$1,600	$—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	1,600	—
Derivatives not subject to an MA or similar agreement	1,600	—

Total assets and liabilities subject to an MA	$—	$—

MyDestination 2015
Derivative Financial Instruments:
Financial futures contracts	$13,255	$2,750

Total derivative assets and liabilities in the Statements of Assets and Liabilities	13,255	2,750
Derivatives not subject to an MA or similar agreement	13,255	2,750

Total assets and liabilities subject to an MA	$—	$—

MyDestination 2025
Derivative Financial Instruments:
Financial futures contracts	$20,755	$2,750

Total derivative assets and liabilities in the Statements of Assets and Liabilities	20,755	2,750
Derivatives not subject to an MA or similar agreement	20,755	2,750

Total assets and liabilities subject to an MA	$—	$—

MyDestination 2035
Derivative Financial Instruments:
Financial futures contracts	$17,600	$1,375

Total derivative assets and liabilities in the Statements of Assets and Liabilities	17,600	1,375
Derivatives not subject to an MA or similar agreement	17,600	1,375

Total assets and liabilities subject to an MA	$—	$—

MyDestination 2045
Derivative Financial Instruments:
Financial futures contracts	$14,445	$344

Total derivative assets and liabilities in the Statements of Assets and Liabilities	14,445	344
Derivatives not subject to an MA or similar agreement	14,445	344

Total assets and liabilities subject to an MA	$—	$—

MyDestination 2055
Derivative Financial Instruments:
Financial futures contracts	$960	$—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	960	—
Derivatives not subject to an MA or similar agreement	960	—

Total assets and liabilities subject to an MA	$—	$—

Conservative Allocation
Derivative Financial Instruments:
Financial futures contracts	$3,430	$—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	3,430	—
Derivatives not subject to an MA or similar agreement	3,430	—

Total assets and liabilities subject to an MA	$—	$—

Fund	Assets	Liabilities
Balanced Allocation
Derivative Financial Instruments:
Financial futures contracts	$50,470	$18,891

Total derivative assets and liabilities in the Statements of Assets and Liabilities	50,470	18,891
Derivatives not subject to an MA or similar agreement	50,470	18,891

Total assets and liabilities subject to an MA	$—	$—

Growth Allocation
Derivative Financial Instruments:
Financial futures contracts	$54,265	$6,687

Total derivative assets and liabilities in the Statements of Assets and Liabilities	54,265	6,687
Derivatives not subject to an MA or similar agreement	54,265	6,687

Total assets and liabilities subject to an MA	$—	$—

Aggressive Allocation
Derivative Financial Instruments:
Financial futures contracts	$66,700	$—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	66,700	—
Derivatives not subject to an MA or similar agreement	66,700	—

Total assets and liabilities subject to an MA	$—	$—

Conservative Allocation I
Derivative Financial Instruments:
Financial futures contracts	$640	$—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	640	—
Derivatives not subject to an MA or similar agreement	640	—

Total assets and liabilities subject to an MA	$—	$—

Balanced Allocation I
Derivative Financial Instruments:
Financial futures contracts	$12,755	$4,781

Total derivative assets and liabilities in the Statements of Assets and Liabilities	12,755	4,781
Derivatives not subject to an MA or similar agreement	12,755	4,781

Total assets and liabilities subject to an MA	$—	$—

Growth Allocation I
Derivative Financial Instruments:
Financial futures contracts	$13,215	$1,750

Total derivative assets and liabilities in the Statements of Assets and Liabilities	13,215	1,750
Derivatives not subject to an MA or similar agreement	13,215	1,750

Total assets and liabilities subject to an MA	$—	$—

Aggressive Allocation I
Derivative Financial Instruments:
Financial futures contracts	$13,895	$—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	13,895	—
Derivatives not subject to an MA or similar agreement	13,895	—

Total assets and liabilities subject to an MA	$—	$—

Fund	Assets	Liabilities
Low-Duration Bond
Derivative Financial Instruments:
Financial futures contracts	$69,731	$54,955
Forward foreign exchange contracts	809,848	676,173
Options	306,971	662,660
Swaps	1,190,111	2,145,810

Total derivative assets and liabilities in the Statements of Assets and Liabilities	2,376,661	3,539,598
Derivatives not subject to an MA or similar agreement	687,053	744,397

Total assets and liabilities subject to an MA	$1,689,608	$2,795,201

Medium-Duration Bond
Derivative Financial Instruments:
Financial futures contracts	$66,655	$130,330
Forward foreign exchange contracts	648,260	639,799
Options	477,498	762,589
Swaps	1,858,636	1,825,329

Total derivative assets and liabilities in the Statements of Assets and Liabilities	3,051,049	3,358,047
Derivatives not subject to an MA or similar agreement	597,831	1,066,632

Total assets and liabilities subject to an MA	$2,453,218	$2,291,415

Global Bond
Derivative Financial Instruments:
Financial futures contracts	$6,837	$—
Forward foreign exchange contracts	308,131	533,319
Options	20,812	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	335,780	533,319
Derivatives not subject to an MA or similar agreement	27,649	—

Total assets and liabilities subject to an MA	$308,131	$533,319

Defensive Market Strategies
Derivative Financial Instruments:
Financial futures contracts	$77,120	$—
Forward foreign exchange contracts	2,329	33,958
Options	17,955	3,440

Total derivative assets and liabilities in the Statements of Assets and Liabilities	97,404	37,398
Derivatives not subject to an MA or similar agreement	97,404	37,398

Total assets and liabilities subject to an MA	$—	$—

Equity Index
Derivative Financial Instruments:
Financial futures contracts	$44,800	$—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	44,800	—
Derivatives not subject to an MA or similar agreement	44,800	—

Total assets and liabilities subject to an MA	$—	$—

Value Equity
Derivative Financial Instruments:
Financial futures contracts	$173,120	$—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	173,120	—
Derivatives not subject to an MA or similar agreement	173,120	—

Total assets and liabilities subject to an MA	$—	$—

Fund	Assets	Liabilities
Growth Equity
Derivative Financial Instruments:
Financial futures contracts	$206,765	$—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	206,765	—
Derivatives not subject to an MA or similar agreement	206,765	—

Total assets and liabilities subject to an MA	$—	$—

Small Cap Equity
Derivative Financial Instruments:
Financial futures contracts	$360,242	$2,078
Forward foreign exchange contracts	71,271	68,310
Options	21,105	5,813

Total derivative assets and liabilities in the Statements of Assets and Liabilities	452,618	76,201
Derivatives not subject to an MA or similar agreement	381,346	7,891

Total assets and liabilities subject to an MA	$71,272	$68,310

International Equity
Derivative Financial Instruments:
Financial futures contracts	$256,452	$354,814
Forward foreign exchange contracts	1,288,413	1,908,788

Total derivative assets and liabilities in the Statements of Assets and Liabilities	1,544,865	2,263,602
Derivatives not subject to an MA or similar agreement	256,452	354,814

Total assets and liabilities subject to an MA	$1,288,413	$1,908,788

Emerging Markets Equity
Derivative Financial Instruments:
Financial futures contracts	$430,074	$50,955
Forward foreign exchange contracts	661,456	621,128

Total derivative assets and liabilities in the Statements of Assets and Liabilities	1,091,530	672,083
Derivatives not subject to an MA or similar agreement	430,074	50,955

Total assets and liabilities subject to an MA	$661,456	$621,128

Inflation Protected Bond
Derivative Financial Instruments:
Financial futures contracts	$91,777	$26,528
Forward foreign exchange contracts	166,502	585,625
Options	105,578	49,203

Total derivative assets and liabilities in the Statements of Assets and Liabilities	363,857	661,356
Derivatives not subject to an MA or similar agreement	197,355	75,731

Total assets and liabilities subject to an MA	$166,502	$585,625

Real Estate Securities
Derivative Financial Instruments:
Financial futures contracts	$12,950	$—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	12,950	—
Derivatives not subject to an MA or similar agreement	12,950	—

Total assets and liabilities subject to an MA	$—	$—

At December 31, 2013, derivative assets and liabilities by counterparty net of amounts available for offset under an MA and net of the related collateral (received)/pledged by the Trust are as follows:

Fund/Sub-adviser/Counterparty	Derivative Assets Subject to an MA	Derivative Liabilities Subject to an MA	Value of Derivatives Subject to an MA	Collateral (Received)/ Pledged	Net Exposure
Low-Duration Bond
Sub-adviser A
WEST	$398,745	$—	$398,745	$—	$398,745
Other Counterparties*	293,709	(415,333)	(121,624)	—	(121,624)

	692,454	(415,333)	277,121	—	277,121

Sub-adviser B
GSC	12,676	(890,825)	(878,149)	—	(878,149)
Other Counterparties*	926,072	(1,350,055)	(423,983)	—	(423,983)

	938,748	(2,240,880)	(1,302,132)	—	(1,302,132)

Sub-adviser C
Other Counterparties*	58,406	(138,988)	(80,582)	—	(80,582)

Total Derivatives	$1,689,608	$(2,795,201)	$(1,105,593)	$—	$(1,105,593)

Medium-Duration Bond
Sub-adviser A
Other Counterparties*	$1,131,885	$(259,856)	$872,029	$(566,963)	$305,066

Sub-adviser B
Other Counterparties*	910,950	(1,661,655)	(750,705)	—	(750,705)

Sub-adviser C
Other Counterparties*	410,383	(369,904)	40,479	—	40,479

Total Derivatives	$2,453,218	$(2,291,415)	$161,803	$(566,963)	$(405,160)

Global Bond
Sub-adviser A
BAR	$198,819	$(22,081)	$176,738	$—	$176,738
CITIC	23,212	(186,307)	(163,095)	—	(163,095)
Other Counterparties*	86,100	(324,931)	(238,831)	—	(238,831)

Total Derivatives	$308,131	$(533,319)	$(225,188)	$—	$(225,188)

Small Cap Equity
Sub-adviser A
Other Counterparties*	$71,272	$(68,310)	$2,962	$—	$2,962

Fund/Sub-adviser/Counterparty	Derivative Assets Subject to an MA	Derivative Liabilities Subject to an MA	Value of Derivatives Subject to an MA	Collateral (Received)/ Pledged	Net Exposure
International Equity
Sub-adviser A
Other Counterparties*	$855,079	$(1,864,322)	$(1,009,243)	$590,000	$(419,243)

Sub-adviser B
Other Counterparties*	433,334	(44,466)	388,868	—	388,868

Total Derivatives	$1,288,413	$(1,908,788)	$(620,375)	$590,000	$(30,375)

Emerging Markets Equity
Sub-adviser A
Other Counterparties*	$661,456	$(621,128)	$40,328	$(40,328)	$—

Inflation Protected Bond
Sub-adviser A
BAR	$9,563	$(384,159)	$(374,596)	$—	$(374,596)
Other Counterparties*	156,939	(201,466)	(44,527)	—	(44,527)

Total Derivatives	$166,502	$(585,625)	$(419,123)	$—	$(419,123)

*Other Counterparties represent amounts that are held with counterparties where the absolute value of the total is less than 0.05% of the net assets of the respective Fund. Those holdings are deemed immaterial to the respective Fund and are listed collectively.

Additional information about master netting arrangements can be found in the Repurchase Agreements and Securities Lending sections of the Notes to Financial Statements.

Derivative Holdings Categorized by Risk Exposure

FASB “Derivatives and Hedging” also requires all companies to disclose information intended to enable financial statement users to understand how and why the entity uses derivative instruments, how derivatives are accounted for, and how derivative instruments affect the entity’s financial position, results of operations, and cash flows.

Location on the Statements of Assets and Liabilities
Derivative Type	Asset Derivatives	Liability Derivatives
Interest rate contracts	Investments in securities of unaffiliated issuers, at value	Options written at value
	Receivables: Variation margin*	Payables: Variation margin*
	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements
Foreign exchange contracts	Investments in securities of unaffiliated issuers, at value	Options written at value
	Unrealized appreciation on foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts
Credit contracts	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements
Equity contracts	Investments in securities of unaffiliated issuers, at value	Options written at value
	Receivables: Variation margin*	Payables: Variation margin*

*The variation margin shown on the Statements of Assets and Liabilities is the daily change in the unrealized appreciation (depreciation) for open futures and exchange traded swap contracts. The variation margin presented below is the cumulative change in unrealized appreciation (depreciation) from the date the contract was opened until December 31, 2013.

	Asset Derivative Value
Fund	Total Value at 12/31/13	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
MyDestination 2005
Futures	$18,103	$—	$—	$—	$18,103

	Asset Derivative Value
Fund	Total Value at 12/31/13	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
MyDestination 2015
Futures	$100,500	$(27,773)	$—	$—	$128,273

MyDestination 2025
Futures	$182,494	$(25,960)	$—	$—	$208,454

MyDestination 2035
Futures	$160,230	$(16,609)	$—	$—	$176,839

MyDestination 2045
Futures	$129,522	$(4,547)	$—	$—	$134,069

MyDestination 2055
Futures	$10,862	$—	$—	$—	$10,862

Conservative Allocation
Futures	$38,191	$(3,780)	$—	$—	$41,971

Balanced Allocation
Futures	$393,143	$(177,567)	$—	$—	$570,710

Growth Allocation
Futures	$555,401	$(59,562)	$—	$—	$614,963

Aggressive Allocation
Futures	$756,054	$—	$—	$—	$756,054

Conservative Allocation I
Futures	$7,241	$—	$—	$—	$7,241

Balanced Allocation I
Futures	$92,697	$(38,921)	$—	$—	$131,618

Growth Allocation I
Futures	$140,579	$(16,406)	$—	$—	$156,985

Aggressive Allocation I
Futures	$139,848	$—	$—	$—	$139,848

Low-Duration Bond
Forwards	$809,848	$—	$809,848	$—	$—
Futures	(626,132)	(626,132)	—	—	—
Purchased Options	306,971	306,971	—	—	—
Swaps	1,190,111	777,495	—	412,616	—

Totals	$1,680,798	$458,334	$809,848	$412,616	$—

Medium-Duration Bond
Forwards	$648,260	$—	$648,260	$—	$—
Futures	(735,121)	(735,121)	—	—	—
Purchased Options	477,498	446,330	31,168	—	—
Swaps	1,858,636	1,300,731	—	557,905	—

Totals	$2,249,273	$1,011,940	$679,428	$557,905	$—

	Asset Derivative Value
Fund	Total Value at 12/31/13	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Global Bond Fund
Forwards	$308,131	$—	$308,131	$—	$—
Futures	(62,381)	(62,381)	—	—	—
Purchased Options	20,812	—	20,812	—	—

Totals	$266,562	$(62,381)	$328,943	$—	$—

Defensive Market Strategies
Forwards	$2,329	$—	$2,329	$—	$—
Futures	840,099	—	—	—	840,099
Purchased Options	17,955	—	—	—	17,955

Totals	$860,383	$—	$2,329	$—	$858,054

Equity Index
Futures	$428,001	$—	$—	$—	$428,001

Value Equity
Futures	$1,791,093	$—	$—	$—	$1,791,093

Growth Equity Fund
Futures	$2,352,173	$—	$—	$—	$2,352,173

Small Cap Equity
Forwards	$71,271	$—	$71,271	$—	$—
Futures	4,146,969	(8,143)	—	—	4,155,112
Purchased Options	21,105	14,719	6,386	—	—

Totals	$4,239,345	$6,576	$77,657	$—	$4,155,112

International Equity
Forwards	$1,288,413	$—	$1,288,413	$—	$—
Futures	5,232,594	—	—	—	5,232,594

Totals	$6,521,007	$—	$1,288,413	$—	$5,232,594

Emerging Markets Equity
Forwards	$661,456	$—	$661,456	$—	$—
Futures	1,047,815	—	—	—	1,047,815

Totals	$1,709,271	$—	$661,456	$—	$1,047,815

Inflation Protected Bond
Forwards	$166,502	$—	$166,502	$—	$—
Futures	(191,148)	(191,148)	—	—	—
Purchased Options	105,578	97,500	8,078	—	—

Totals	$80,932	$(93,648)	$174,580	$—	$—

Real Estate Securities
Futures	$157,537	$—	$—	$—	$157,537

	Liability Derivative Value
Fund	Total Value at 12/31/13	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Low-Duration Bond
Forwards	$676,173	$—	$676,173	$—	$—
Futures	(1,015,479)	(1,015,479)	—	—	—
Written Options	662,660	662,660	—	—	—
Swaps	2,145,810	1,353,621	—	792,189	—

Totals	$2,469,164	$1,000,802	$676,173	$792,189	$—

	Liability Derivative Value
Fund	Total Value at 12/31/13	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Medium-Duration Bond
Forwards	$639,799	$—	$639,799	$—	$—
Futures	(566,822)	(566,822)	—	—	—
Written Options	762,589	762,589	—	—	—
Swaps	1,825,329	1,513,604	—	311,725	—

Totals	$2,660,895	$1,709,371	$639,799	$311,725	$—

Global Bond
Forwards	$533,319	$—	$533,319	$—	$—
Futures	(71,530)	(71,530)	—	—	—

Totals	$461,789	$(71,530)	$533,319	$—	$—

Defensive Market Strategies
Forwards	$33,958	$—	$33,958	$—	$—
Written Options	3,440	—	—	—	3,440

Totals	$37,398	$—	$33,958	$—	$3,440

Small Cap Equity
Forwards	$68,310	$—	$68,310	$—	$—
Futures	(214,818)	(214,818)	—	—	—
Written Options	5,813	5,813	—	—	—

Totals	$(140,695)	$(209,005)	$68,310	$—	$—

International Equity
Forwards	$1,908,788	$—	$1,908,788	$—	$—
Futures	1,608,950	—	—	—	1,608,950

Totals	$3,517,738	$—	$1,908,788	$—	$1,608,950

Emerging Markets
Equity
Forwards	$621,128	$—	$621,128	$—	$—
Futures	113,176	—	—	—	113,176

Totals	$734,304	$—	$621,128	$—	$113,176

Inflation Protected Bond
Forwards	$585,625	$—	$585,625	$—	$—
Futures	(259,970)	(259,970)	—	—	—
Written Options	49,203	22,500	26,703	—	—

Totals	$374,858	$(237,470)	$612,328	$—	$—

Derivative Type	Location on the Statements of Operations
Interest rate contracts	Net realized gain (loss) from: Futures transactions
Net realized gain (loss) from: Swap agreements
Net realized gain (loss) from: Option contracts written
Net realized gain (loss) from: Option contracts purchased
Net change in unrealized appreciation (depreciation) on: Futures
Net change in unrealized appreciation (depreciation) on: Swap agreements
Net change in unrealized appreciation (depreciation) on: Option contracts written
Net change in unrealized appreciation (depreciation) on: Option contracts purchased
Foreign exchange contracts	Net realized gain (loss) from: Foreign currency transactions
Net realized gain (loss) from: Option contracts written
Net realized gain (loss) from: Option contracts purchased
Net change in unrealized appreciation (depreciation) on: Foreign currency translations
Net change in unrealized appreciation (depreciation) on: Option contracts purchased
Net change in unrealized appreciation (depreciation) on: Option contracts written
Credit contracts	Net realized gain (loss) from: Swap agreements
Net change in unrealized appreciation (depreciation) on: Swap agreements
Equity contracts	Net realized gain (loss) from: Futures transactions
Net realized gain (loss) from: Option contracts written
Net realized gain (loss) from: Option contracts purchased
Net change in unrealized appreciation (depreciation) on: Futures
Net change in unrealized appreciation (depreciation) on: Option contracts written
Net change in unrealized appreciation (depreciation) on: Option contracts purchased

	Realized Gain (Loss) on Derivatives Recognized in Income
	Total Value at 12/31/13	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
MyDestination 2005
Futures	$110,903	$(18,330)	$—	$—	$129,233

MyDestination 2015
Futures	$608,511	$(95,555)	$—	$—	$704,066

MyDestination 2025
Futures	$948,591	$(67,139)	$—	$—	$1,015,730

MyDestination 2035
Futures	$770,941	$(14,821)	$—	$—	$785,762

MyDestination 2045
Futures	$653,358	$(6,226)	$—	$—	$659,584

MyDestination 2055
Futures	$19,936	$—	$—	$—	$19,936

Conservative Allocation
Futures	$254,012	$6,186	$—	$—	$247,826

Balanced Allocation
Futures	$2,239,119	$(476,577)	$—	$—	$2,715,696

Growth Allocation
Futures	$2,683,817	$(142,720)	$—	$—	$2,826,537

Aggressive Allocation
Futures	$2,654,901	$—	$—	$—	$2,654,901

	Realized Gain (Loss) on Derivatives Recognized in Income
	Total Value at 12/31/13	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Conservative Allocation I
Futures	$39,184	$(1,630)	$—	$—	$40,814

Balanced Allocation I
Futures	$577,566	$(103,524)	$—	$—	$681,090

Growth Allocation I
Futures	$637,020	$(15,111)	$—	$—	$652,131

Aggressive Allocation I
Futures	$494,098	$—	$—	$—	$494,098

Low-Duration Bond
Forwards	$(1,036,757)	$—	$(1,036,757)	$—	$—
Futures	1,242,454	1,242,454	—	—	—
Swaps	(566,541)	626,722	—	(1,193,263)	—
Written Options	639,967	639,967	—	—	—

Totals	$279,123	$2,509,143	$(1,036,757)	$(1,193,263)	$—

Medium-Duration Bond
Forwards	$(1,217,577)	$—	$(1,217,577)	$—	$—
Futures	1,353,193	1,353,193	—	—	—
Purchased Options	(76,645)	(62,354)	(14,291)	—	—
Swaps	(705,709)	415,435	—	(1,121,144)	—
Written Options	1,078,503	1,078,503	—	—	—

Totals	$431,765	$2,784,777	$(1,231,868)	$(1,121,144)	$—

Global Bond
Forwards	$(1,978,780)	$—	$(1,978,780)	$—	$—
Futures	364,330	364,330	—	—	—
Purchased Options	(370,694)	(131,848)	(238,846)	—	—
Written Options	16,883	16,883	—	—	—

Totals	$(1,968,261)	$249,365	$(2,217,626)	$—	$—

Defensive Market Strategies
Forwards	$184,765	$—	$184,765	$—	$—
Futures	5,824,421	—	—	—	5,824,421
Purchased Options	(605,569)	—	—	—	(605,569)
Written Options	14,073	—	—	—	14,073

Totals	$5,417,690	$—	$184,765	$—	$5,232,925

Equity Index
Futures	$2,798,542	$—	$—	$—	$2,798,542

Value Equity
Futures	$8,569,444	$—	$—	$—	$8,569,444

Growth Equity
Futures	$15,573,869	$—	$—	$—	$15,573,869

Small Cap Equity
Forwards	$63,128	$—	$63,128	$—	$—
Futures	29,142,977	887,128	—	—	28,255,849
Purchased Options	(30,452)	(27,946)	(2,506)	—	—
Written Options	34,180	34,180	—	—	—

Totals	$29,209,833	$893,362	$60,622	$—	$28,255,849

	Realized Gain (Loss) on Derivatives Recognized in Income
	Total Value at 12/31/13	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
International Equity
Forwards	$4,719,042	$—	$4,719,042	$—	$—
Futures	20,062,582	—	—	—	20,062,582
Swaps	(108,215)	—	—	—	(108,215)

Totals	$24,673,409	$—	$4,719,042	$—	$19,954,367

Emerging Markets Equity
Futures	$(430,714)	$—	$—	$(430,714)	$—

Inflation Protected Bond
Forwards	$(77,858)	$—	$(77,858)	$—	$—
Futures	1,108,298	1,108,298	—	—	—
Purchased Options	(379,205)	(261,317)	(117,888)	—	—
Written Options	374,024	222,585	151,439	—	—

Totals	$1,025,259	$1,069,566	$(44,307)	$—	$—

Real Estate Securities
Futures	$1,706,784	$—	$—	$—	$1,706,784

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
	Total Value at 12/31/13	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
MyDestination 2005
Futures	$11,191	$(687)	$—	$—	$11,878

MyDestination 2015
Futures	$84,121	$(20,499)	$—	$—	$104,620

MyDestination 2025
Futures	$155,142	$(21,851)	$—	$—	$176,993

MyDestination 2035
Futures	$140,792	$(14,445)	$—	$—	$155,237

MyDestination 2045
Futures	$114,984	$(3,969)	$—	$—	$118,953

MyDestination 2055
Futures	$10,862	$—	$—	$—	$10,862

Conservative Allocation
Futures	$26,458	$(4,061)	$—	$—	$30,519

Balanced Allocation
Futures	$322,838	$(140,257)	$—	$—	$463,095

Growth Allocation
Futures	$452,871	$(43,120)	$—	$—	$495,991

Aggressive Allocation
Futures	$653,729	$—	$—	$—	$653,729

Conservative Allocation I
Futures	$5,786	$(65)	$—	$—	$5,851

Balanced Allocation I
Futures	$79,027	$(34,618)	$—	$—	$113,645

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
	Total Value at 12/31/13	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Growth Allocation I
Futures	$119,943	$(13,633)	$—	$—	$133,576

Aggressive Allocation I
Futures	$122,117	$—	$—	$—	$122,117

Low-Duration Bond
Forwards	$1,690,721	$—	$1,690,721	$—	$—
Futures	277,383	277,383	—	—	—
Purchased Options	163,214	163,214	—	—	—
Swaps	(1,638,978)	(1,772,404)	—	133,426	—
Written Options	(370,182)	(370,182)	—	—	—

Totals	$122,158	$(1,701,989)	$1,690,721	$133,426	$—

Medium-Duration Bond
Forwards	$1,554,270	$—	$1,554,270	$—	$—
Futures	(214,642)	(214,642)	—	—	—
Purchased Options	224,445	270,880	(46,435)	—	—
Swaps	(2,346,447)	(3,021,666)	—	675,219	—
Written Options	(440,032)	(440,032)	—	—	—

Totals	$(1,222,406)	$(3,405,460)	$1,507,835	$675,219	$—

Global Bond
Forwards	$980,924	$—	$980,924	$—	$—
Futures	(65,342)	(65,342)	—	—	—
Purchased Options	(229,283)	—	(229,283)	—	—

Totals	$686,299	$(65,342)	$751,641	$—	$—

Defensive Market Strategies
Forwards	$(47,649)	$—	$(47,649)	$—	$—
Futures	733,249	—	—	—	733,249
Purchased Options	(117,849)	—	—	—	(117,849)
Written Options	29,441	—	—	—	29,441

Totals	$597,192	$—	$(47,649)	$—	$644,841

Equity Index
Futures	$391,506	$—	$—	$—	$391,506

Value Equity
Futures	$1,685,630	$—	$—	$—	$1,685,630

Growth Equity
Futures	$2,186,149	$—	$—	$—	$2,186,149

Small Cap Equity
Forwards	$24,657	$—	$24,657	$—	$—
Futures	3,178,527	107,682	—	—	3,070,845
Purchased Options	9,915	19,194	(9,279)	—	—
Written Options	(9,282)	(9,282)	—	—	—

Totals	$3,203,817	$117,594	$15,378	$—	$3,070,845

International Equity
Forwards	$(4,517,197)	$—	$(4,517,197)	$—	$—
Futures	2,190,495	—	233,840	—	1,956,655

Totals	$(2,326,702)	$—	$(4,283,357)	$—	$1,956,655

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
	Total Value at 12/31/13	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Emerging Markets Equity
Forwards	$(3,856,494)	$—	$(3,856,494)	$—	$—
Futures	934,639	—	—	—	934,639

Totals	$(2,921,855)	$—	$(3,856,494)	$—	$934,639

Inflation Protected Bond
Forwards	$(419,123)	$—	$(419,123)	$—	$—
Futures	(53,424)	(53,424)	—	—	—
Purchased Options	30,051	52,160	(22,109)	—	—
Written Options	32,380	(7,840)	40,220	—	—

Totals	$(410,116)	$(9,104)	$(401,012)	$—	$—

Real Estate Securities
Futures	$66,776	$—	$—	$—	$66,776

Volume of Derivative Transactions

The table below summarizes the average balance of derivative holdings by fund during the year ended December 31, 2013. The average balance of derivatives held is indicative of the trading volume of each Fund.

	Long Derivative Volume
	Forward Foreign Currency Contracts (Average Cost)	Futures Contracts (Average Notional Value)	Purchased Option Contracts (Average Notional Cost)	Swap Contracts (Average Notional Amount)
MyDestination 2005	$—	$1,079,633	$—	$—
MyDestination 2015	—	6,002,100	—	—
MyDestination 2025	—	7,419,651	—	—
MyDestination 2035	—	5,085,787	—	—
MyDestination 2045	—	3,603,083	—	—
MyDestination 2055	—	239,436	—	—
Conservative Allocation	—	4,180,104	—	—
Balanced Allocation	—	26,491,669	—	—
Growth Allocation	—	19,055,733	—	—
Aggressive Allocation	—	16,240,131	—	—
Conservative Allocation I	—	649,333	—	—
Balanced Allocation I	—	6,108,330	—	—
Growth Allocation I	—	4,423,373	—	—
Aggressive Allocation I	—	2,996,498	—	—
Low-Duration Bond	38,719,657	119,997,400	151,445	48,981,345
Medium-Duration Bond	34,301,932	137,287,389	228,950	112,141,600
Global Bond	23,427,906	6,523,075	105,847	—
Defensive Market Strategies	927,521	25,035,194	199,698	—
Equity Index	—	12,195,093	—	—
Value Equity	—	36,036,802	—	—
Growth Equity	—	59,068,435	—	—
Small Cap Equity	690,944	102,254,357	13,136	—
International Equity	344,775,417	210,932,217	—	—
Emerging Markets Equity	42,962,836	26,126,465	—	—
Inflation Protected Bond	5,506,770	34,955,932	179,811	—
Real Estate Securities	—	7,066,991	—	—

	Short Derivative Volume
	Forward Foreign Currency Contracts (Average Cost)	Futures Contracts (Average Notional Value)	Written Option Contracts (Average Notional Cost)	Swap Contracts (Average Notional Amount)
Low-Duration Bond	$96,337,656	$92,208,655	$402,433	$65,463,200
Medium-Duration Bond	76,676,569	87,691,257	522,326	1,342,992,150
Global Bond	37,520,429	12,390,106	18,660	—
Defensive Market Strategies	5,029,780	—	21,201	—
Small Cap Equity	2,967,868	31,268,884	9,370	—
International Equity	325,640,034	39,569,951	—	618,276
Emerging Markets Equity	33,999,740	3,396,754	—	—
Inflation Protected Bond	23,825,046	37,635,174	179,812	—

j. Dividends and Distributions to Shareholders

The Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Inflation Protected Bond Fund, Global Bond Fund and Flexible Income Fund declare and pay dividends from net investment income monthly. The Money Market Fund declares income dividends daily and pays them monthly. Each of the Defensive Market Strategies Fund, Equity Index Fund, Real Estate Securities Fund, Value Equity Fund and Growth Equity Fund declares and pays dividends from net investment income semi-annually. Each of the other Funds (including all the Date Target Funds and Asset Allocation Funds) declares and pays dividends from net investment income annually. Each Fund also distributes to its shareholders at least annually any realized net capital gains and net gains, if any, from certain foreign currency transactions. Dividends and distributions to shareholders are recorded on the ex-dividend date.

k. Expenses

Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to all Funds are generally allocated to each Fund in proportion to their relative net assets. Each Class of shares bears its pro-rata portion of expenses attributable to its Class, except that each Class separately bears expenses related specifically to that Class, such as shareholder reporting, registration, transfer agent, shareholder servicing and distribution fees.

l. Security Transactions, Income and Realized Gains and Losses

Security transactions are accounted for on the date securities are purchased or sold (the trade date). Dividend income is recognized on the ex-dividend date, except certain dividends from foreign securities where the ex-date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is accrued daily, including the amortization of market premium and the accretion of market discount. Realized gains and losses from security transactions are on an identified cost basis.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a. Investment Advisory Fees

Pursuant to a separate investment advisory agreement, GuideStone Capital Management (“GSCM” or “Adviser”) acts as the Adviser to the Funds. As Adviser, it supervises the investments of the Funds and for such services is paid a fee. GSCM and the Trust have entered into sub-advisory agreements with various sub-advisers to manage each Select Fund’s investments. Under the general supervision of GSCM, the sub-advisers make the day-to-day investment decisions for the Select Funds, and for such services, each sub-adviser receives a fee from the Funds.

The advisory fees paid to GSCM and aggregate sub-advisory fees paid to the sub-advisers are computed daily based upon the net assets of each Fund. The actual advisory fees accrued and the sub-advisory fees accrued during the year ended December 31, 2013, based upon average daily net assets, were as follows:

Fund	Advisory Fees	Sub-Adviser Fees
MyDestination 2005	0.10%	0.00%
MyDestination 2015	0.10%	0.00%
MyDestination 2025	0.10%	0.00%
MyDestination 2035	0.10%	0.00%
MyDestination 2045	0.10%	0.00%
MyDestination 2055	0.10%	0.00%
Conservative Allocation	0.10%	0.00%
Balanced Allocation	0.10%	0.00%
Growth Allocation	0.10%	0.00%
Aggressive Allocation	0.10%	0.00%
Conservative Allocation I	0.10%	0.00%
Balanced Allocation I	0.10%	0.00%
Growth Allocation I	0.10%	0.00%
Aggressive Allocation I	0.10%	0.00%
Money Market	0.09%	0.07%
Low-Duration Bond	0.13%	0.21%
Medium-Duration Bond	0.21%	0.21%
Extended-Duration Bond	0.25%	0.23%
Global Bond	0.21%	0.25%
Defensive Market Strategies	0.37%	0.48%
Equity Index	0.13%	0.02%
Value Equity	0.40%	0.23%
Growth Equity	0.45%	0.38%
Small Cap Equity	0.27%	0.57%
International Equity	0.47%	0.44%
Emerging Markets Equity	0.47%	0.70%
Inflation Protected Bond	0.20%	0.11%
Flexible Income	0.25%	0.50%
Real Assets	0.10%	0.00%
Real Estate Securities	0.28%	0.42%
Global Natural Resources Equity	0.39%	0.67%

For the year ended December 31, 2013, advisory fees and waivers for each Fund were as follows:

	Gross Advisory Fee	Waiver/ Reimbursements	Net Advisory Fee (Reimbursement)
MyDestination 2005	$84,357	$(40,223)	$44,134
MyDestination 2015	398,346	—	398,346
MyDestination 2025	456,263	—	456,263
MyDestination 2035	237,696	70,071	307,767
MyDestination 2045	171,312	28,663	199,975
MyDestination 2055	10,787	(87,450)	(76,663)
Conservative Allocation	323,150	(122,093)	201,057
Balanced Allocation	1,256,272	(98,366)	1,157,906
Growth Allocation	904,810	(87,577)	817,233
Aggressive Allocation	796,206	(79,432)	716,774
Conservative Allocation I	84,979	(43,252)	41,727
Balanced Allocation I	374,190	—	374,190
Growth Allocation I	251,752	—	251,752
Aggressive Allocation I	168,337	(9,637)	158,700
Money Market(1)	1,204,715	—	1,204,715

	Gross Advisory Fee	Waiver/ Reimbursements	Net Advisory Fee (Reimbursement)
Low-Duration Bond	$1,077,624	$(685,289)	$392,335
Medium-Duration Bond	1,774,036	(913,007)	861,029
Extended-Duration Bond	910,660	(152,852)	757,808
Global Bond	604,470	(85,036)	519,434
Defensive Market Strategies	1,665,318	(87,229)	1,578,089
Equity Index	396,773	(260,266)	136,507
Value Equity	5,112,646	(81,634)	5,031,012
Growth Equity(1)	5,979,794	(392,517)	5,587,277
Small Cap Equity	1,385,522	(56,514)	1,329,008
International Equity	6,981,940	(2,065,865)	4,916,075
Emerging Markets Equity	220,265	(133,958)	86,307
Inflation Protected Bond	460,177	(20,971)	439,206
Flexible Income	113,875	(28,255)	85,620
Real Assets	8,772	(67,124)	(58,352)
Real Estate Securities	631,692	(16,967)	614,725
Global Natural Resources Equity	450,144	—	450,144

(1)

The Statement of Operations “Expenses waived/reimbursed net of amount recaptured” for the Money Market Fund and the Growth Equity Fund include shareholder servicing fee waiver and other waivers, respectively, in addition to the advisory fee waiver.

b. Shareholder Servicing Fees

The Board of Trustees has adopted a Shareholder Service Plan for the GS4 Class of each Select Fund. Under this Plan, the GS4 Class of each Select Fund, with the exception of the Real Assets Fund, is authorized to pay fees of 0.24% of average daily net assets to parties that provide services for and maintain shareholder accounts.

The Board of Trustees voluntarily agreed to waive shareholder servicing fees and/or reimburse expenses for the GS4 Class of the Money Market Fund to the extent necessary to maintain a minimum daily net yield of at least 0.01%. This voluntary shareholder servicing fee waiver and expense reimbursement may be changed or terminated by the Board of Trustees at any time.

c. Expense Limitation

GSCM has agreed, through April 30, 2014, to waive fees and reimburse expenses of the GS2 Class and GS4 Class of each Fund (excluding interest, taxes, brokerage commissions, dividend expense on securities sold short and extraordinary expenses) which exceed, in the aggregate, the annual percentage rate of each Class’s average daily net assets as follows:

Fund	GS2 Class	GS4 Class
MyDestination 2005	N/A	0.20%
MyDestination 2015	N/A	0.20%
MyDestination 2025	N/A	0.20%
MyDestination 2035	N/A	0.20%
MyDestination 2045	N/A	0.20%
MyDestination 2055	N/A	0.20%
Conservative Allocation	N/A	0.12%
Balanced Allocation	N/A	0.12%
Growth Allocation	N/A	0.12%
Aggressive Allocation	N/A	0.12%
Conservative Allocation I	0.15%	N/A
Balanced Allocation I	0.15%	N/A
Growth Allocation I	0.15%	N/A
Aggressive Allocation I	0.15%	N/A
Money Market	0.20%	0.39%
Low-Duration Bond	0.36%	0.57%

Fund	GS2 Class	GS4 Class
Medium-Duration Bond	0.48%	0.63%
Extended-Duration Bond	0.63%	0.75%
Global Bond	N/A	1.02%
Defensive Market Strategies	0.99%	1.25%
Equity Index	0.23%	0.38%
Value Equity	0.74%	0.94%
Growth Equity	0.88%	1.06%
Small Cap Equity	1.12%	1.21%
International Equity	0.96%	1.20%
Emerging Markets Equity	1.25%	1.50%
Inflation Protected Bond	N/A	0.67%
Flexible Income	N/A	1.20%
Real Assets	N/A	0.12%
Real Estate Securities	N/A	1.29%
Global Natural Resources Equity	N/A	1.50%

Each Fund in turn agrees to reimburse GSCM for any operating expenses in excess of the expense limitation paid, waived or assumed by GSCM for that Fund during the limitation period, provided GSCM would not be entitled to reimbursement for any amount that would cause operating expenses to exceed the expense limitation during the year in which the reimbursement would be made, and provided further that no amount will be reimbursed by the Fund more than three years after the year in which it was incurred or waived by GSCM.

At December 31, 2013, the amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

	GS2 Class			GS4 Class
	2011	2012	2013	2011	2012	2013
MyDestination 2005	N/A	N/A	N/A	$91,223	$48,296	$40,223
MyDestination 2015	N/A	N/A	N/A	N/A	N/A	N/A
MyDestination 2025	N/A	N/A	N/A	N/A	N/A	N/A
MyDestination 2035	N/A	N/A	N/A	N/A	N/A	N/A
MyDestination 2045	N/A	N/A	N/A	74,220	15,118	N/A
MyDestination 2055	N/A	N/A	N/A	N/A	95,601	87,450
Conservative Allocation	N/A	N/A	N/A	148,927	119,266	122,093
Balanced Allocation	N/A	N/A	N/A	157,363	117,270	98,366
Growth Allocation	N/A	N/A	N/A	133,967	104,633	87,577
Aggressive Allocation	N/A	N/A	N/A	129,580	97,258	79,432
Conservative Allocation I	$66,248	$42,753	$43,252	N/A	N/A	N/A
Balanced Allocation I	N/A	N/A	N/A	N/A	N/A	N/A
Growth Allocation I	N/A	N/A	N/A	N/A	N/A	N/A
Aggressive Allocation I	38,072	17,895	9,637	N/A	N/A	N/A
Money Market	N/A	N/A	N/A	N/A	N/A	N/A
Low-Duration Bond	59,610	53,538	62,386	501,417	493,263	539,623
Medium-Duration Bond	34,814	12,070	48,408	701,423	679,378	703,036
Extended-Duration Bond	N/A	N/A	N/A	141,631	82,647	129,150
Global Bond	N/A	N/A	N/A	N/A	N/A	N/A
Defensive Market Strategies	8,654	46,439	13,140	19,443	133,940	N/A
Equity Index	N/A	220	N/A	240,739	210,543	234,035
Value Equity	N/A	N/A	N/A	28,595	N/A	N/A
Growth Equity	N/A	N/A	N/A	775,619	544,115	254,800
Small Cap Equity	N/A	N/A	N/A	232,755	186,783	N/A
International Equity	494,427	388,370	345,716	2,083,992	1,703,913	1,480,579
Emerging Markets Equity	N/A	N/A	22,538	N/A	N/A	111,351

	GS2 Class			GS4 Class
	2011	2012	2013	2011	2012	2013
Inflation Protected Bond	N/A	N/A	N/A	N/A	N/A	N/A
Flexible Income	N/A	N/A	N/A	N/A	N/A	$28,255
Real Assets	N/A	N/A	N/A	N/A	N/A	67,124
Real Estate Securities	N/A	N/A	N/A	N/A	N/A	N/A
Global Natural Resources Equity	N/A	N/A	N/A	N/A	N/A	N/A

During the year ended December 31, 2013, GSCM recaptured the following amounts:

	GS2 Class	GS4 Class
MyDestination 2035	N/A	$70,071
MyDestination 2045	N/A	28,663
Defensive Market Strategies	N/A	846
Equity Index	$2,152	N/A

d. Brokerage Service Arrangements

The Adviser directs the sub-advisers to place a certain percentage of security trades (if feasible) with designated brokers who have agreed to pay certain custody, transfer agency or other operating expenses through the use of Brokerage Service Arrangements on behalf of the Funds shown below.

Fund	Expenses Paid Through Brokerage Service Arrangements
Defensive Market Strategies	$17,950
Value Equity	86,296
Growth Equity	81,045
Small Cap Equity	68,008
International Equity	71,257

e. Administrator, Transfer Agent and Distributor

For its services as Administrator, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) is entitled to receive fees, computed daily and paid monthly, based upon the average daily net assets of each Fund. The fees, excluding out of pocket expenses, currently range between 0.004% and 0.02% of average daily net assets. For its services as Transfer Agent, BNY Mellon receives a fee based mainly upon the number of accounts serviced. Certain minimum fees and transaction charges may apply. For the year ended December 31, 2013, BNY Mellon received $2,848,233 in aggregate fees and expenses for services rendered under the various agreements described above.

Certain employees of BNY Mellon are officers of the Funds. BNY Mellon serves as Administrator and Transfer Agent of the Funds.

Foreside Funds Distributors LLC serves as the Underwriter and does not receive any fees in its capacity as Underwriter from GuideStone Funds. The fees are paid by GSCM.

f. Investments in Affiliates

The Date Target and Asset Allocation Funds and the Real Asset Fund do not invest in the underlying Select Funds for the purpose of exercising management or control; however, investments made by each Date Target and Asset Allocation Fund and the Real Asset Fund within each of its principal investment strategies may represent a significant portion of an underlying Select Fund’s net assets. At December 31, 2013, the Date Target and Asset Allocation Funds and the Real Asset Fund were the owner of record of the following approximate percentages of the total outstanding shares of the underlying Select Funds as detailed below:

Fund	Low- Duration Bond	Medium- Duration Bond	Extended- Duration Bond	Global Bond	Defen- sive Market Strategies	Value Equity	Growth Equity	Small Cap Equity	Inter- national Equity	Emer- ging Markets Equity	Inflation Protected Bond	Flexible Income	Real Estate Securities	Global Natural Resources Equity
MyDestination 2005	2.91%	0.89%	—	0.64%	1.98%	0.28%	0.28%	0.17%	0.35%	0.51%	3.61%	3.78%	0.35%	0.63%
MyDestination 2015	5.46	4.90	1.80%	5.50	16.34	2.26	2.31	1.55	2.90	4.01	15.49	15.63	3.71	3.78
MyDestination 2025	3.13	4.98	3.28	10.21	18.67	3.96	4.00	2.96	5.13	7.28	5.79	4.77	6.84	6.24
MyDestination 2035	—	0.83	2.10	6.30	—	3.43	3.44	2.97	4.55	6.56	—	—	4.06	3.65
MyDestination 2045	—	—	0.52	3.16	—	2.69	2.70	2.53	3.63	5.23	—	—	2.97	2.65
MyDestination 2055	—	—	—	0.22	—	0.21	0.21	0.20	0.28	0.41	—	—	0.23	0.20
Conservative Allocation	19.81	—	—	—	4.98	0.71	0.72	0.40	0.87	1.20	13.53	12.83	1.46	4.93
Balanced Allocation	16.53	19.46	12.87	28.38	21.41	7.09	7.26	4.06	8.84	12.37	26.39	35.14	14.34	29.13
Growth Allocation	7.38	8.69	5.88	12.79	—	10.48	10.53	5.88	13.01	18.18	—	—	13.71	21.76
Aggressive Allocation	—	—	—	—	—	14.29	14.58	8.12	17.82	24.89	—	—	—	—
Conservative Allocation I	8.11	—	—	—	1.30	0.40	0.35	0.18	0.30	0.31	3.54	3.36	0.38	1.29
Balanced Allocation I	7.79	12.01	13.32	8.56	6.45	4.54	4.13	2.15	3.52	3.73	7.96	10.60	4.32	8.79
Growth Allocation I	3.24	5.01	5.67	3.60	—	6.25	5.59	2.91	4.83	5.12	—	—	3.86	6.12
Aggressive Allocation I	—	—	—	—	—	6.51	5.91	3.07	5.06	5.35	—	—	—	—
Real Assets Fund	—	—	—	—	—	—	—	—	—	—	3.27	4.23	1.77	1.84
A summary of the Fund of Fund’s total long-term and short-term purchases and sales of the shares of the underlying Select Funds during the year ended December 31, 2013 is as follows:

	Total Value at 12/31/12	Total Value at 12/31/13	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains
MyDestination 2005
Money Market	$1,736,846	$1,750,776	$30,694,786	$30,680,856	$158	$68
Low-Duration Bond	23,178,698	26,643,303	5,624,702	1,832,150	260,352	14,600
Medium-Duration Bond	12,957,406	9,314,107	996,436	4,160,200	186,734	6,202
Global Bond	—	2,303,743	2,480,241	196,500	43,291	—
Defensive Market Strategies	10,365,666	9,615,183	1,297,970	2,915,800	106,044	774,276
Value Equity	5,379,933	4,530,323	491,478	2,724,750	76,911	115,567
Growth Equity	5,320,915	4,515,306	994,719	2,564,900	—	732,218
Small Cap Equity	1,348,977	1,089,610	292,627	762,700	2,637	187,490
International Equity	6,685,711	5,319,158	921,415	3,340,998	72,565	—
Emerging Markets Equity	—	1,475,630	1,515,748	3,000	—	—
Inflation Protected Bond	11,644,573	9,885,972	2,429,174	2,999,500	91,064	53,460
Flexible Income	—	4,132,693	4,352,306	243,500	39,271	536
Real Estate Securities	1,696,755	830,902	174,360	990,250	22,176	95,184
Global Natural Resources Equity	—	1,650,400	1,773,021	44,500	4,728	15,093

	$80,315,480	$83,057,106	$54,038,983	$53,459,604	$905,931	$1,994,694

MyDestination 2015
Money Market	$4,696,654	$6,090,835	$69,511,229	$68,117,048	$667	$373
Low-Duration Bond	31,307,086	49,961,846	19,134,236	—	422,263	20,474
Medium-Duration Bond	42,710,156	51,248,345	11,437,999	1,048,850	821,167	21,582
Extended-Duration Bond	12,871,681	7,125,395	818,102	5,142,250	327,129	290,972
Global Bond	14,129,910	19,687,399	5,961,932	—	538,782	—
Defensive Market Strategies	67,882,208	79,140,133	9,265,625	3,291,700	820,953	6,194,673
Value Equity	33,221,896	36,830,884	2,090,028	7,868,050	572,378	917,651
Growth Equity	32,049,744	37,360,474	5,787,384	5,026,850	—	5,787,384
Small Cap Equity	8,829,041	9,878,392	1,693,355	2,010,800	23,904	1,669,450

	Total Value at 12/31/12	Total Value at 12/31/13	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains
International Equity	$42,074,716	$43,575,438	$6,051,365	$11,951,295	$594,465	$—
Emerging Markets Equity	—	11,652,513	11,951,295	—	—	—
Inflation Protected Bond	43,670,168	42,435,631	15,958,278	12,244,200	371,111	213,292
Flexible Income	—	17,072,258	16,973,418	—	151,085	2,132
Real Estate Securities	18,965,722	8,723,360	1,600,150	11,188,700	262,665	1,017,485
Global Natural Resources Equity	—	9,862,035	10,372,286	—	28,255	85,481

	$352,408,982	$430,644,938	$188,606,682	$127,889,743	$4,934,824	$16,220,949

MyDestination 2025
Money Market	$5,298,470	$8,386,521	$101,627,650	$98,539,599	$787	$504
Low-Duration Bond	8,894,556	28,603,451	19,868,721	—	190,035	6,236
Medium-Duration Bond	32,007,365	52,073,121	21,608,676	—	741,983	16,543
Extended-Duration Bond	23,160,943	13,006,251	7,351,160	14,634,450	622,536	533,124
Global Bond	23,945,093	36,500,550	13,382,490	—	986,340	—
Defensive Market Strategies	61,891,535	90,438,214	26,550,681	2,632,800	893,627	7,031,724
Value Equity	51,673,128	64,490,884	4,532,207	6,772,250	925,401	1,606,806
Growth Equity	51,546,186	64,816,050	12,505,209	6,548,350	—	9,996,209
Small Cap Equity	15,649,935	18,870,550	3,654,791	2,785,200	45,664	3,189,127
International Equity	66,113,612	77,069,778	19,062,301	20,872,019	1,051,401	—
Emerging Markets Equity	—	21,153,075	21,662,019	—	—	—
Inflation Protected Bond	10,683,899	15,858,641	9,632,439	3,027,250	109,825	55,664
Flexible Income	—	5,209,362	5,178,840	—	47,919	670
Real Estate Securities	24,153,755	16,051,144	7,463,423	14,110,900	422,981	1,835,442
Global Natural Resources Equity	—	16,286,154	17,090,796	—	46,661	148,936

	$375,018,477	$528,813,746	$291,171,403	$169,922,818	$6,085,160	$24,420,985

MyDestination 2035
Money Market	$3,762,803	$5,601,401	$53,212,006	$51,373,408	$521	$323
Medium-Duration Bond	4,998,964	8,713,362	4,321,980	337,500	121,203	2,777
Extended-Duration Bond	5,012,252	8,332,236	4,524,945	340,850	235,989	289,205
Global Bond	12,856,753	22,546,037	10,162,797	—	574,547	—
Value Equity	40,888,978	55,746,522	7,524,076	5,104,750	779,138	1,388,938
Growth Equity	40,865,787	55,765,221	13,805,304	4,788,850	—	8,577,024
Small Cap Equity	14,154,286	18,951,646	4,921,192	2,226,800	45,860	3,202,832
International Equity	52,506,416	68,380,341	22,953,095	17,957,922	928,761	—
Emerging Markets Equity	—	19,050,818	19,487,922	—	—	—
Real Estate Securities	12,984,905	9,539,390	5,223,214	7,743,850	242,292	1,066,922
Global Natural Resources Equity	—	9,529,671	9,991,601	—	27,303	87,148

	$188,031,144	$282,156,645	$156,128,132	$89,873,930	$2,955,614	$14,615,169

MyDestination 2045
Money Market	$3,135,660	$4,335,152	$35,909,696	$34,710,204	$378	$227
Extended-Duration Bond	1,326,683	2,049,390	932,846	1,650	58,854	71,742
Global Bond	6,632,689	11,296,170	4,931,793	—	293,192	—
Value Equity	30,426,322	43,786,511	6,938,190	3,032,850	596,139	1,084,050
Growth Equity	30,523,562	43,675,710	11,754,574	2,978,850	—	6,703,224

	Total Value at 12/31/12	Total Value at 12/31/13	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains
Small Cap Equity	$11,391,795	$16,131,917	$4,369,834	$1,312,200	$39,037	$2,726,297
International Equity	39,397,456	54,502,717	21,002,956	14,368,340	738,756	—
Emerging Markets Equity	—	15,188,913	15,528,340	—	—	—
Real Estate Securities	11,954,159	6,964,203	4,503,900	8,891,950	199,750	784,151
Global Natural Resources Equity	—	6,900,755	7,226,737	—	19,771	62,166

	$134,788,326	$204,831,438	$113,098,866	$65,296,044	$1,945,877	$11,431,857

MyDestination 2055
Money Market	$140,843	$415,075	$7,620,872	$7,346,640	$26	$20
Global Bond	307,765	789,543	576,962	79,000	18,562	—
Value Equity	1,424,338	3,407,487	1,793,223	358,250	39,745	83,979
Growth Equity	1,423,806	3,393,408	2,138,417	355,250	—	506,166
Small Cap Equity	540,926	1,280,757	830,497	151,750	3,085	215,662
International Equity	1,840,197	4,243,038	3,237,384	1,395,188	57,884	—
Emerging Markets Equity	—	1,191,035	1,215,188	—	—	—
Real Estate Securities	619,147	528,778	663,723	697,700	14,522	59,651
Global Natural Resources Equity	—	532,392	594,788	37,500	1,524	4,864

	$6,297,022	$15,781,513	$18,671,054	$10,421,278	$135,348	$870,342

Conservative Allocation
Money Market	$5,925,474	$4,124,830	$49,493,593	$51,294,237	$449	$207
Low-Duration Bond	191,140,214	181,357,631	4,439,518	11,798,793	1,876,973	112,545
Defensive Market Strategies	24,043,313	24,101,563	2,152,190	4,018,323	257,594	1,894,595
Value Equity	16,962,524	11,615,696	629,299	9,978,549	243,891	289,408
Growth Equity	16,930,172	11,586,568	1,947,137	9,551,129	—	1,897,137
Small Cap Equity	3,856,292	2,552,633	442,573	2,401,484	6,177	431,396
International Equity	20,907,918	12,999,842	177,346	10,661,652	177,346	—
Emerging Markets Equity	—	3,476,288	3,565,424	—	—	—
Inflation Protected Bond	46,875,888	37,061,722	1,590,657	6,852,494	347,848	202,809
Flexible Income		14,017,375	14,072,592	140,000	131,689	1,804
Real Estate Securities	—	3,435,007	4,018,714	—	41,365	362,848
Global Natural Resources Equity	—	12,847,970	13,864,903	332,000	36,810	117,494

	$326,641,795	$319,177,125	$96,393,946	$107,028,661	$3,120,142	$5,310,243

Balanced Allocation
Money Market	$25,212,869	$28,394,843	$134,660,286	$131,478,312	$2,921	$1,339
Low-Duration Bond	171,847,392	151,286,470	4,131,424	22,502,192	1,631,368	102,057
Medium-Duration Bond	248,047,517	203,632,561	9,984,863	45,086,532	3,769,108	115,754
Extended-Duration Bond	100,515,605	51,050,418	11,918,316	50,045,627	2,534,789	2,138,527
Global Bond	58,885,101	101,512,097	46,894,986	2,931,866	2,574,185	—
Defensive Market Strategies	115,930,568	103,700,222	9,401,144	31,250,639	1,176,730	8,224,413
Value Equity	141,390,538	115,385,816	5,033,188	67,117,015	2,158,322	2,874,866
Growth Equity	139,533,578	117,555,854	20,162,778	61,759,596	—	18,837,779
Small Cap Equity	32,695,791	25,883,218	4,436,903	16,809,935	62,634	4,374,269
International Equity	169,629,188	132,825,976	1,812,039	63,333,417	1,812,039	—
Emerging Markets Equity	—	35,939,786	36,861,319	—	—	—
Inflation Protected Bond	—	72,324,031	74,610,176	900,000	250,176	—

	Total Value at 12/31/12	Total Value at 12/31/13	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains
Flexible Income	$—	$38,381,452	$38,398,625	$250,000	$360,486	$4,939
Real Estate Securities	—	33,665,678	40,413,001	1,900,000	405,411	3,556,190
Global Natural Resources Equity	—	75,969,866	80,229,296	350,000	217,658	694,739

	$1,203,688,147	$1,287,508,288	$518,948,344	$495,715,131	$16,955,827	$40,924,872

Growth Allocation
Money Market	$18,606,768	$19,336,501	$76,200,082	$75,470,349	$1,990	$933
Low-Duration Bond	59,249,861	67,509,057	10,162,921	1,175,555	632,157	34,363
Medium-Duration Bond	86,256,786	91,002,174	9,642,556	1,705,161	1,494,767	39,189
Extended-Duration Bond	35,063,972	23,302,975	7,263,483	14,885,128	985,209	923,274
Global Bond	20,678,872	45,723,874	25,833,233	411,863	1,069,433	—
Value Equity	184,200,559	170,602,934	7,462,242	69,589,917	2,911,628	4,250,615
Growth Equity	181,742,369	170,653,044	26,989,581	63,641,143	—	26,989,582
Small Cap Equity	42,282,215	37,525,434	6,432,612	17,906,535	90,806	6,341,806
International Equity	224,959,845	195,545,699	4,429,774	68,761,032	2,667,674	—
Emerging Markets Equity	—	52,827,873	54,182,434	—	—	—
Real Estate Securities	—	32,195,539	36,918,103	—	387,707	3,400,895
Global Natural Resources Equity	—	56,743,574	59,701,689	—	162,573	518,916

	$853,041,247	$962,968,678	$325,218,710	$313,546,683	$10,403,944	$42,499,573

Aggressive Allocation
Money Market	$14,287,922	$17,878,395	$46,839,870	$43,249,397	$1,607	$898
Value Equity	190,846,412	232,579,031	9,385,097	22,509,390	3,290,333	5,794,764
Growth Equity	189,842,940	236,169,182	36,307,837	16,713,262	—	36,307,837
Small Cap Equity	42,824,378	51,819,192	8,882,850	6,290,108	125,395	8,757,456
International Equity	288,345,749	267,705,065	19,048,786	86,653,015	3,652,086	—
Emerging Markets Equity	—	72,347,121	74,202,175	—	—	—

	$726,147,401	$878,497,986	$194,666,615	$175,415,172	$7,069,421	$50,860,955

Conservative Allocation I
Money Market	$1,257,792	$1,003,363	$12,773,381	$13,027,810	$478	$48
Low-Duration Bond	48,270,806	47,501,174	6,336,465	6,130,000	934,454	47,118
Defensive Market Strategies	6,076,033	6,313,658	1,236,503	1,503,000	81,950	495,030
Value Equity	4,287,962	3,040,580	604,245	2,748,000	147,950	155,046
Growth Equity	4,277,949	3,038,462	1,115,616	2,624,000	—	831,187
Small Cap Equity	974,717	668,463	255,036	668,000	5,418	175,034
International Equity	5,286,140	3,405,600	504,699	3,041,000	72,171	—
Emerging Markets Equity	—	912,549	940,000	4,000	—	—
Inflation Protected Bond	11,841,975	9,704,788	1,545,089	2,496,000	91,063	54,732
Flexible Income	—	3,673,259	3,735,028	84,000	34,555	473
Real Estate Securities	—	900,449	1,057,960	8,000	10,843	95,117
Global Natural Resources Equity	—	3,364,729	3,849,947	304,000	9,640	30,807

	$82,273,374	$83,527,074	$33,953,969	$32,637,810	$1,388,522	$1,884,592

	Total Value at 12/31/12	Total Value at 12/31/13	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains
Balanced Allocation I
Money Market	$6,348,888	$7,009,585	$34,906,715	$34,246,017	$2,544	$285
Low-Duration Bond	49,353,157	45,601,127	4,466,200	7,216,000	923,849	47,459
Medium-Duration Bond	71,271,324	61,464,073	8,492,141	14,216,000	2,502,215	69,694
Extended-Duration Bond	28,885,176	15,414,850	8,199,588	15,290,000	2,452,370	1,992,391
Global Bond	16,910,122	30,621,300	15,796,131	1,680,000	775,265	—
Defensive Market Strategies	33,335,730	31,292,866	4,767,888	9,624,000	432,380	2,482,169
Value Equity	40,609,639	34,815,915	5,630,957	20,450,000	1,519,925	1,778,316
Growth Equity	40,072,993	35,474,776	12,205,732	18,842,000	—	9,527,236
Small Cap Equity	9,389,671	7,810,599	2,592,068	5,052,000	63,311	2,049,422
International Equity	48,756,549	40,093,098	3,936,951	19,758,000	849,653	—
Emerging Markets Equity	—	10,840,765	11,148,000	28,000	—	—
Inflation Protected Bond	—	21,817,397	22,811,116	572,000	75,116	—
Flexible Income	—	11,576,680	11,666,327	160,000	108,834	1,494
Real Estate Securities	—	10,155,515	12,297,614	680,000	122,295	1,075,319
Global Natural Resources Equity	—	22,917,798	24,367,769	260,000	65,661	210,109

	$344,933,249	$386,906,344	$183,285,197	$148,074,017	$9,893,418	$19,233,894

Growth Allocation I
Money Market	$3,753,596	$5,114,024	$19,678,512	$18,318,084	$1,714	$236
Low-Duration Bond	15,083,811	18,996,085	4,985,398	744,000	334,887	14,956
Medium-Duration Bond	21,982,444	25,627,848	6,075,566	1,064,000	925,337	22,069
Extended-Duration Bond	8,929,444	6,560,575	3,983,236	4,061,000	889,990	803,518
Global Bond	5,267,041	12,867,895	8,045,715	336,000	300,852	—
Value Equity	46,889,255	47,984,403	9,259,894	19,224,000	1,924,856	2,446,921
Growth Equity	46,283,021	48,042,442	17,300,332	17,472,000	—	12,713,889
Small Cap Equity	10,770,610	10,554,319	3,872,686	4,886,000	85,551	2,763,600
International Equity	57,287,210	55,049,827	8,533,214	20,092,000	1,166,615	—
Emerging Markets Equity	—	14,866,752	15,272,000	24,000	—	—
Real Estate Securities	—	9,059,241	10,502,044	112,000	109,094	956,950
Global Natural Resources Equity	—	15,970,817	17,011,809	208,000	45,757	146,052

	$216,246,432	$270,694,228	$124,520,406	$86,541,084	$5,784,653	$19,868,191

Aggressive Allocation I
Money Market	$2,213,460	$3,618,856	$12,339,381	$10,933,985	$1,124	$164
Value Equity	37,636,761	49,964,167	7,393,834	4,374,000	1,668,667	2,547,877
Growth Equity	37,455,347	50,784,861	16,258,605	3,281,000	—	13,056,943
Small Cap Equity	8,456,203	11,136,469	3,746,511	1,292,000	90,270	2,916,034
International Equity	56,916,582	57,574,864	9,839,966	18,752,000	1,220,126	—
Emerging Markets Equity	—	15,535,488	15,940,000	8,000	—	—

	$142,678,353	$188,614,705	$65,518,297	$38,640,985	$2,980,187	$18,521,018

	Total Value at 12/31/12	Total Value at 12/31/13	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains
Real Assets
Money Market	$—	$377,614	$10,952,049	$10,574,435	$23	$49
Inflation Protected Bond	—	8,964,518	9,118,549	—	18,549	—
Flexible Income	—	4,619,355	4,596,325	—	37,050	575
Real Estate Securities	—	4,151,983	4,693,262	—	49,156	421,106
Global Natural Resources Equity	—	4,788,101	5,051,880	31,000	13,675	43,605

	$—	$22,901,571	$34,412,065	$10,605,435	$118,453	$465,335

g. Transactions with Affiliates

Advisers to Investment Companies, including GuideStone Funds, are permitted under Rule 17a-7 of the 1940 Act to purchase or sell securities directly between affiliated clients. When affecting these “cross” transactions, Rule 17a-7 imposes restrictions on how the trades are processed and reported. The specified conditions within Rule 17a-7 are outlined in procedures established by or under the direction of the Board of Trustees. The procedures have been designed to provide assurance that any purchase or sale of securities by the Fund from or to another Fund complies with Rule 17a-7 under the 1940 act.

For the year ended December 31, 2013, the Funds engaged in the following security transactions with affiliates:

	Purchases	Sales Proceeds	Net Realized Loss from Sales
Low-Duration Bond	$6,294,742	$15,882,115	$(580,884)
Medium-Duration Bond	66,487,806	11,285,140	805,490
Extended-Duration Bond	—	25,977,424	2,024,661
Global Bond	25,734,473	—	—
International Equity	117,817	609,748	105,733

4. SECURITIES LENDING

Through an agreement with The Northern Trust Company (“Northern Trust”) (the Funds’ custodian) the Select Funds may lend portfolio securities to certain brokers, dealers and other financial institutions that pay the Select Funds a negotiated fee. The Select Funds receive cash or U.S. government securities as collateral against the loaned securities in an amount at least equal to the market value of the loaned securities. The Funds continue to own the loaned securities and the securities remain in the investment portfolio. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Cash collateral has been invested in a short-term money market fund of Northern Trust, an affiliate of the Funds, which invests in securities that satisfy the quality requirements of Rule 2a-7 and have short maturities. At December 31, 2013, the market values of loaned securities and collateral received were as follows:

Fund	Value of Securities Loaned	Value of Non-cash Collateral	Value of Cash Collateral	Total Value of Collateral
Low-Duration Bond	$122,959,189	$45,588,420	$79,891,920	$125,480,340
Medium-Duration Bond	94,097,595	7,577,754	88,599,222	96,176,976
Extended-Duration Bond	29,495,862	—	30,220,442	30,220,442
Global Bond	71,220,818	4,874,707	68,161,728	73,036,435
Defensive Market Strategies	82,427,706	70,564	84,172,289	84,242,853
Equity Index	25,034,522	220,952	25,398,730	25,619,682
Value Equity	107,204,960	3,713	109,412,405	109,416,118
Growth Equity	154,845,403	451,158	156,992,176	157,443,334
Small Cap Equity	152,100,244	1,140,436	154,309,256	155,449,692
International Equity	66,487,987	880,275	68,447,083	69,327,358
Emerging Markets Equity	24,687,797	1,227,690	24,260,022	25,487,712

Fund	Value of Securities Loaned	Value of Non-cash Collateral	Value of Cash Collateral	Total Value of Collateral
Real Estate Securities	$25,313,133	$1,273,935	$24,822,432	$26,096,367
Global Natural Resources Equity	68,203,448	14,409,706	55,648,353	70,058,059

Securities lending transactions are entered into by the Funds under a Securities Lending Authorization Agreement which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Fund to the same counterparty against amounts to be received and create one single net payment due to or from the Fund.

At December 31, 2013, the securities loaned which are subject to an MA on a net payment basis are as follows:

Fund	Value of Securities Loaned	Fair Value of Non-cash Collateral	Cash Collateral (Pledged)	Net Amount(1)
Low-Duration Bond	$122,959,189	$(45,588,420)	$(77,370,769)	$—
Medium-Duration Bond	94,097,595	(7,577,754)	(86,519,841)	—
Extended-Duration Bond	29,495,862	—	(29,495,862)	—
Global Bond	71,220,818	(4,874,707)	(66,346,111)	—
Defensive Market Strategies	82,427,706	(70,564)	(82,357,142)	—
Equity Index	25,034,522	(220,952)	(24,813,570)	—
Value Equity	107,204,960	(3,713)	(107,201,247)	—
Growth Equity	154,845,403	(451,158)	(154,394,245)	—
Small Cap Equity	152,100,244	(1,140,436)	(150,959,808)	—
International Equity	66,487,987	(880,275)	(65,607,712)	—
Emerging Markets Equity	24,687,797	(1,227,690)	(23,460,107)	—
Real Estate Securities	25,313,133	(1,273,935)	(24,039,198)	—
Global Natural Resources Equity	68,203,448	(14,409,706)	(53,793,742)	—

(1)	Net amount represents the net amount receivable due from (payable to) the counterparty in the event of default.

Additional information about master netting arrangements can be found in the Repurchase Agreements and Derivative Financial Instruments sections of the Notes to Financial Statements.

5. INVESTMENT TRANSACTIONS

For the year ended December 31, 2013, the cost of purchases and proceeds from sales and maturities for each Fund were as follows:

	Cost of Purchases and Proceeds from Sales and Maturities of Long-Term Securities (other than U.S. Government Obligations)		Cost of Purchases and Proceeds from Sales and Maturities of Long-Term U.S. Government Obligations
	Purchases	Sale and Maturity Proceeds	Purchases	Sale and Maturity Proceeds
MyDestination 2005	$22,166,098	$22,807,748	$—	$—
MyDestination 2015	107,537,120	59,772,695	—	—
MyDestination 2025	174,997,599	71,383,219	—	—
MyDestination 2035	94,685,137	38,500,522	—	—
MyDestination 2045	70,635,940	30,585,840	—	—
MyDestination 2055	10,605,338	3,113,638	—	—
Conservative Allocation	38,470,624	55,734,424	—	—
Balanced Allocation	326,411,619	364,236,819	—	—
Growth Allocation	196,118,034	238,076,334	—	—
Aggressive Allocation	89,898,875	132,165,775	—	—
Conservative Allocation I	17,908,000	19,610,000	—	—
Balanced Allocation I	119,254,000	113,828,000	—	—
Growth Allocation I	79,191,000	68,223,000	—	—

	Cost of Purchases and Proceeds from Sales and Maturities of Long-Term Securities (other than U.S. Government Obligations)		Cost of Purchases and Proceeds from Sales and Maturities of Long-Term U.S. Government Obligations
	Purchases	Sale and Maturity Proceeds	Purchases	Sale and Maturity Proceeds
Aggressive Allocation I	$31,679,000	$27,707,000	$—	$—
Low-Duration Bond	1,077,735,671	1,107,524,826	493,268,186	445,197,317
Medium-Duration Bond	2,613,155,380	2,698,250,501	751,611,824	677,954,311
Extended-Duration Bond	83,042,657	215,883,160	46,798,956	63,968,007
Global Bond	355,907,604	250,887,487	16,420,654	9,569,922
Defensive Market Strategies	954,512,223	941,871,707	—	—
Equity Index	34,547,326	12,896,133	—	—
Value Equity	549,498,299	741,901,754	—	—
Growth Equity	1,050,618,396	1,246,671,070	—	—
Small Cap Equity	709,207,250	724,559,925	30,453,569	26,130,125
International Equity	762,864,507	957,827,180	—	—
Emerging Markets Equity	289,557,791	17,045,489	—	—
Inflation Protected Bond	28,302,896	5,776,743	245,891,700	160,268,047
Flexible Income	123,691,237	21,876,854	—	—
Real Assets	27,647,900	98,500	—	—
Real Estate Securities	408,745,662	360,826,460	—	—
Global Natural Resources Equity	286,463,471	41,372,313	—	—

Financial Futures Contracts

Investments as of December 31, 2013, included cash and securities that were valued and pledged as collateral to cover initial margin deposits. The market value of the open futures contracts is as follows:

Fund/Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Counter- party	Net Unrealized Appreciation (Depreciation) on Futures
MyDestination 2005 Fund
S&P 500® E-Mini	03/2014	5	$460,275	GSC	$18,103

MyDestination 2015 Fund
10-Year U.S. Treasury Note	03/2014	16	$1,968,750	GSC	$(27,773)
MSCI EAFE Index E-Mini	03/2014	11	1,054,790	GSC	51,109
MSCI Emerging Markets E-Mini	03/2014	7	355,880	GSC	8,330
S&P 500® E-Mini	03/2014	23	2,117,265	GSC	68,834

			$5,496,685		$100,500

MyDestination 2025 Fund
10-Year U.S. Treasury Note	03/2014	16	$1,968,750	GSC	$(25,960)
MSCI EAFE Index E-Mini	03/2014	19	1,821,910	GSC	81,654
MSCI Emerging Markets E-Mini	03/2014	9	457,560	GSC	10,105
S&P 500® E-Mini	03/2014	37	3,406,035	GSC	116,695

			$7,654,255		$182,494

MyDestination 2035 Fund
10-Year U.S. Treasury Note	03/2014	8	$984,375	GSC	$(16,609)
MSCI EAFE Index E-Mini	03/2014	16	1,534,240	GSC	67,858
MSCI Emerging Markets E-Mini	03/2014	8	406,720	GSC	9,520
S&P 500® E-Mini	03/2014	31	2,853,705	GSC	99,461

			$5,779,040		$160,230

Fund/Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Counter- party	Net Unrealized Appreciation (Depreciation) on Futures
MyDestination 2045 Fund
10-Year U.S. Treasury Note	03/2014	2	$246,094	GSC	$(4,547)
MSCI EAFE Index E-Mini	03/2014	13	1,246,570	GSC	61,351
MSCI Emerging Markets E-Mini	03/2014	7	355,880	GSC	8,330
S&P 500® E-Mini	03/2014	25	2,301,375	GSC	64,388

			$4,149,919		$129,522

MyDestination 2055 Fund
S&P 500® E-Mini	03/2014	3	$276,165	GSC	$10,862

Conservative Allocation Fund
2-Year U.S. Treasury Note	03/2014	10	$2,198,125	GSC	$(3,780)
MSCI EAFE Index E-Mini	03/2014	4	383,560	GSC	19,057
MSCI Emerging Markets E-Mini	03/2014	1	50,840	GSC	1,190
S&P 500® E-Mini	03/2014	6	552,330	GSC	21,724

			$3,184,855		$38,191

Balanced Allocation Fund
10-Year U.S. Treasury Note	03/2014	27	$3,322,266	GSC	$(61,381)
5-Year U.S. Treasury Note	03/2014	47	5,607,688	GSC	(71,233)
Long U.S. Treasury Bond	03/2014	21	2,694,562	GSC	(44,953)
MSCI EAFE Index E-Mini	03/2014	46	4,410,940	GSC	218,674
MSCI Emerging Markets E-Mini	03/2014	22	1,118,480	GSC	26,180
S&P 500® E-Mini	03/2014	90	8,284,950	GSC	325,856

			$25,438,886		$393,143

Growth Allocation Fund
10-Year U.S. Treasury Note	03/2014	10	$1,230,469	GSC	$(22,734)
5-Year U.S. Treasury Note	03/2014	13	1,551,062	GSC	(19,703)
Long U.S. Treasury Bond	03/2014	8	1,026,500	GSC	(17,125)
MSCI EAFE Index E-Mini	03/2014	51	4,890,390	GSC	242,443
MSCI Emerging Markets E-Mini	03/2014	24	1,220,160	GSC	28,560
S&P 500® E-Mini	03/2014	95	8,745,225	GSC	343,960

			$18,663,806		$555,401

Aggressive Allocation Fund
MSCI EAFE Index E-Mini	03/2014	62	$5,945,180	GSC	$294,735
MSCI Emerging Markets E-Mini	03/2014	29	1,474,360	GSC	34,510
S&P 500® E-Mini	03/2014	118	10,862,490	GSC	426,809

			$18,282,030		$756,054

Conservative Allocation Fund I
S&P 500® E-Mini	03/2014	2	$184,110	GSC	$7,241

Balanced Allocation Fund I
10-Year U.S. Treasury Note	03/2014	6	$738,281	GSC	$(13,640)
5-Year U.S. Treasury Note	03/2014	10	1,193,125	GSC	(12,734)
Long U.S. Treasury Bond	03/2014	6	769,875	GSC	(12,547)
MSCI EAFE Index E-Mini	03/2014	11	1,054,790	GSC	52,292
MSCI Emerging Markets E-Mini	03/2014	5	254,200	GSC	5,950
S&P 500® E-Mini	03/2014	24	2,209,320	GSC	73,376

			$6,219,591		$92,697

Fund/Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Counter- party	Net Unrealized Appreciation (Depreciation) on Futures
Growth Allocation Fund I
10-Year U.S. Treasury Note	03/2014	2	$246,094	GSC	$(4,547)
5-Year U.S. Treasury Note	03/2014	5	596,562	GSC	(7,578)
Long U.S. Treasury Bond	03/2014	2	256,625	GSC	(4,281)
MSCI EAFE Index E-Mini	03/2014	13	1,246,570	GSC	61,799
MSCI Emerging Markets E-Mini	03/2014	4	203,360	GSC	4,760
S&P 500® E-Mini	03/2014	25	2,301,375	GSC	90,426

			$4,850,586		$140,579

Aggressive Allocation Fund I
MSCI EAFE Index E-Mini	03/2014	11	$1,054,790	GSC	$52,292
MSCI Emerging Markets E-Mini	03/2014	7	355,880	GSC	7,175
S&P 500® E-Mini	03/2014	25	2,301,375	GSC	80,381

			$3,712,045		$139,848

Low-Duration Bond Fund
90-Day Euro	03/2014	45	$11,089,125	CITI	$(16,952)
5-Year U.S. Treasury Note	03/2014	290	29,099,688	CITI	(337,553)
10-Year U.S. Treasury Note	03/2014	(5)	(615,234)	CITI	11,323
10-Year U.S. Treasury Note	03/2014	(6)	(738,281)	GSC	8,820
10-Year U.S. Treasury Note	03/2014	(149)	(18,333,984)	UBS	335,118
2-Year U.S. Treasury Note	03/2014	281	61,767,312	CITI	(107,106)
2-Year U.S. Treasury Note	03/2014	85	18,684,062	JPM	(34,830)
2-Year U.S. Treasury Note	03/2014	20	4,396,250	UBS	(22)
2-Year U.S. Treasury Note	03/2014	19	4,176,437	CS	(7,630)
5-Year U.S. Treasury Note	03/2014	9	1,073,812	CITI	(13,653)
5-Year U.S. Treasury Note	03/2014	(57)	(6,800,812)	CITI	85,726
5-Year U.S. Treasury Note	03/2014	(109)	(5,369,062)	GSC	45,842
5-Year U.S. Treasury Note	03/2014	(142)	(16,942,375)	JPM	196,252
5-Year U.S. Treasury Note	03/2014	(210)	(25,055,625)	UBS	315,466
90-Day Euro	06/2014	45	11,053,688	CITI	(45,545)
90-Day Euro	06/2014	(1)	(249,213)	CITI	(2,540)
90-Day Euro	09/2014	(1)	(249,088)	CITI	(2,928)
Euro-OAT	12/2014	(9)	(1,627,404)	CITI	22,400
90-Day Euro	12/2014	1	248,925	CITI	1,610
90-Day Euro	03/2015	109	27,105,575	CITI	(24,027)
90-Day Euro	06/2015	159	39,481,687	CITI	(40,424)

			$132,195,483		$389,347

Medium-Duration Bond Fund
90-Day Euro	03/2014	45	$11,089,125	BAR	$(16,952)
90-Day Euro	03/2014	224	55,703,200	DEUT	(53,564)
10-Year U.S. Treasury Note	03/2014	(4)	(492,188)	BAR	9,393
10-Year U.S. Treasury Note	03/2014	(16)	(738,281)	GSC	2,449
10-Year U.S. Treasury Note	03/2014	(18)	(2,214,844)	JPM	30,486
10-Year U.S. Treasury Note	03/2014	(194)	(23,871,094)	CITI	280,270
2-Year U.S. Treasury Note	03/2014	110	24,179,375	CITI	(49,243)
2-Year U.S. Treasury Note	03/2014	(7)	(1,538,688)	GSC	3,100
5-Year U.S. Treasury Note	03/2014	147	17,538,938	CITI	(220,916)
5-Year U.S. Treasury Note	03/2014	(18)	(2,147,625)	GSC	27,035
Long U.S. Treasury Bond	03/2014	8	1,026,500	GSC	(6,838)
Long U.S. Treasury Bond	03/2014	(36)	(4,619,250)	CITI	79,928

Fund/Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Counter- party	Net Unrealized Appreciation (Depreciation) on Futures
Ultra Long U.S. Treasury Bond	03/2014	113	$15,396,250	CITI	$(275,739)
Ultra Long U.S. Treasury Bond	03/2014	3	408,750	GSC	(5,447)
90-Day Euro	06/2014	45	11,053,688	CITI	(45,545)
90-Day Euro	06/2014	191	47,427,688	DEUT	(54,899)
90-Day Euro	06/2014	(40)	(9,825,500)	CITI	24,415
Euro-OAT	12/2014	(11)	(1,989,049)	DEUT	27,377
90-Day Euro	03/2015	51	12,682,425	GSC	(5,978)
90-Day Euro	12/2015	(51)	(12,606,563)	GSC	13,547
90-Day Euro	12/2015	(80)	(19,775,000)	CITI	49,820
90-Day Euro	03/2016	(40)	(9,857,000)	CITI	19,002

			$106,830,857		$(168,299)

Global Bond Fund
10-Year U.S. Treasury Note	03/2014	(34)	$(4,183,594)	GSC	$71,530
Long Gilt	03/2014	15	2,646,884	GSC	(62,381)

			$(1,536,710)		$9,149

Defensive Market Strategies Fund
S&P 500® E-Mini	03/2014	241	$22,185,255	GSC	$840,099

Equity Index Fund
S&P 500® E-Mini	03/2014	140	$12,887,700	GSC	$428,001

Value Equity Fund
S&P 500® E-Mini	03/2014	541	$49,801,755	GSC	$1,791,093

Growth Equity Fund
S&P 500® E-Mini	03/2014	688	$63,333,840	GSC	$2,352,173

Small Cap Equity Fund
10-Year U.S. Treasury Note	03/2014	(68)	$(8,367,187)	GSC	$125,373
2-Year U.S. Treasury Note	03/2014	(47)	(10,331,188)	GSC	17,785
5-Year U.S. Treasury Note	03/2014	24	2,863,500	GSC	(8,305)
90-Day Euro	03/2014	(3)	(747,938)	GSC	140
Long U.S. Treasury Bond	03/2014	(16)	(2,053,000)	GSC	22,237
Russell 2000® IMM-Mini	03/2014	678	78,742,920	GSC	4,155,112
Ultra Long U.S. Treasury Bond	03/2014	(19)	(2,588,750)	GSC	48,126
90-Day Euro	09/2014	(3)	(747,262)	GSC	(1,435)
90-Day Euro	12/2014	8	1,991,400	GSC	162
90-Day Euro	12/2015	(10)	(2,471,875)	GSC	2,592

			$56,290,620		$4,361,787

International Equity Fund
AEX Index	01/2014	(7)	$(774,921)	BAR	$(41,302)
Hang Seng Index	01/2014	66	9,929,833	BAR	179,991
IBEX 35	01/2014	12	1,629,286	BAR	91,208
MSCI Singapore Index	01/2014	4	231,515	BAR	5,467
OMX 30 Index	01/2014	(279)	(5,790,947)	BAR	(290,818)
DAX Index	03/2014	24	7,928,601	BAR	369,930
FTSE 100 Index®	03/2014	73	8,096,268	BAR	309,669
MSCI EAFE Index E-Mini	03/2014	638	61,177,820	GSC	2,937,570
S&P/TSE 60 Index	03/2014	(87)	(12,791,396)	BAR	(501,470)
SPI 200 Index	03/2014	(82)	(9,734,274)	BAR	(446,788)
TOPIX Index®	03/2014	229	28,323,284	BAR	1,052,805
CAC40 Index	01/2020	99	5,854,334	BAR	285,954

Fund/Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Counter- party	Net Unrealized Appreciation (Depreciation) on Futures
Swiss Market Index Future	03/2014	(99)	$(8,717,149)	JPM	$(328,572)

			$85,362,254		$3,623,644

Emerging Markets Equity Fund
MSCI Taiwan Index	01/2014	36	$1,091,520	BAR	$22,653
HSCEI Index	01/2014	16	1,117,625	BAR	20,285
FBM KLCI Index	01/2014	(22)	(626,988)	BAR	(9,218)
MSCI Singapore Index	01/2014	10	578,787	BAR	13,868
BIST 30 Index	02/2014	11	42,306	JPM	2,629
KOSPI 200 Index	03/2014	(45)	(5,663,642)	BAR	(85,983)
FTSE/JSE Africa Top40 Tradeable Index	03/2014	117	4,651,001	BAR	260,972
MEXBOL Index	03/2014	(36)	(1,184,072)	JPM	(23,603)
MSCI Emerging Markets E-Mini	03/2014	463	23,538,920	GSC	548,090
SET50 Index	03/2014	(32)	(849,471)	BAR	30,386
MSCI Taiwan Index	01/2014	14	424,480	GSC	9,916
HSCEI Index	01/2014	39	2,724,211	GSC	56,572
TA-25 Index	01/2014	31	1,186,955	GSC	2,258
Bovespa Index	02/2014	250	5,488,078	GSC	110,572
RTS Index	03/2014	(334)	(964,792)	GSC	(35,270)
WIG20 Index	03/2014	(106)	(849,109)	GSC	10,512

			$30,705,809		$934,639

Inflation Protected Bond Fund
10-Year Canadian Bond	03/2014	(9)	$(1,073,815)	UBS	$14,218
10-Year U.S. Treasury Note	03/2014	24	2,953,125	UBS	1,863
2-Year U.S. Treasury Note	03/2014	(10)	(2,198,125)	UBS	4,362
5-Year U.S. Treasury Note	03/2014	81	9,664,312	UBS	(30,975)
Long U.S. Treasury Bond	03/2014	(61)	(7,827,062)	UBS	77,930
Ultra Long U.S. Treasury Bond	03/2014	(63)	(8,583,750)	UBS	130,897
90-Day Euro	09/2015	(167)	(41,386,775)	UBS	32,563
90-Day Euro	09/2020	167	40,430,700	UBS	(162,036)

			$(8,021,390)		$68,822

Real Estate Securities Fund
S&P 500® MidCap 400 E-Mini	03/2014	37	$4,955,780	GSC	$157,537

Forward Foreign Currency Contracts

As of December 31, 2013, the following Funds have forward foreign currency exchange contracts that obligate them to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. The terms of the open contracts are as follows:

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
Low-Duration Bond Fund
01/02/14	U.S. Dollars	313,529	Euro	233,000	JPM	$(7,010)
01/02/14	Euro	233,000	U.S. Dollars	320,771	CITI	(232)
01/03/14	Brazilian Reals	1,298,196	U.S. Dollars	550,456	MSCS	(631)
01/03/14	U.S. Dollars	555,734	Brazilian Reals	1,298,196	MSCS	5,909
01/06/14	Euro	1,400,000	Switzerland Francs	1,725,290	UBS	(8,173)
01/06/14	New Zealand Dollars	1,348,181	Australian Dollars	1,200,000	BAR	37,205
01/06/14	New Zealand Dollars	775,535	Australian Dollars	690,000	UBS	21,666

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
01/06/14	Australian Dollars	538,000	U.S. Dollars	476,956	BAR	$3,228
01/06/14	U.S. Dollars	490,988	Australian Dollars	538,000	CITI	10,804
01/07/14	Japanese Yen	29,924,040	U.S. Dollars	300,000	DEUT	(15,838)
01/07/14	Swedish Kronor	4,040,874	Norwegian Krone	3,800,000	BNP	1,835
01/07/14	Swedish Kronor	4,022,110	U.S. Dollars	617,334	GSC	7,930
01/07/14	Norwegian Krone	3,800,000	Swedish Kronor	4,086,026	GSC	(8,853)
01/07/14	Norwegian Krone	3,800,000	Swedish Kronor	4,135,654	BNP	(16,570)
01/07/14	New Zealand Dollars	1,661,415	Euro	1,000,000	BAR	(10,063)
01/07/14	Euro	1,000,000	New Zealand Dollars	1,697,760	UBS	(19,811)
01/07/14	British Pounds	829,150	Euro	1,000,000	BAR	(2,727)
01/07/14	New Zealand Dollars	800,000	Canadian Dollars	687,976	UBS	10,032
01/07/14	Canadian Dollars	698,704	New Zealand Dollars	800,000	UBS	66
01/07/14	U.S. Dollars	617,334	Norwegian Krone	3,800,000	GSC	(9,012)
01/07/14	U.S. Dollars	300,000	Japanese Yen	29,970,450	DEUT	15,398
01/08/14	U.S. Dollars	300,000	Switzerland Francs	273,390	DEUT	(6,491)
01/08/14	Switzerland Francs	272,535	U.S. Dollars	300,000	DEUT	5,532
01/09/14	U.S. Dollars	3,304,106	Euro	2,431,000	CITIG	(40,212)
01/09/14	U.S. Dollars	1,704,591	British Pounds	1,041,000	HKSB	(19,155)
01/10/14	Euro	1,000,000	Switzerland Francs	1,228,007	UBS	(1,011)
01/10/14	Euro	1,000,000	Switzerland Francs	1,232,858	DEUT	(6,450)
01/22/14	U.S. Dollars	3,188,233	Euro	2,361,000	BAR	(59,757)
01/23/14	U.S. Dollars	5,738,013	Australian Dollars	5,989,000	WEST	398,743
01/23/14	U.S. Dollars	3,031,064	British Pounds	1,878,000	BAR	(78,333)
01/23/14	U.S. Dollars	380,770	Australian Dollars	400,000	BNP	24,165
01/30/14	U.S. Dollars	921,712	Brazilian Reals	2,171,000	HKSB	8,683
02/04/14	Brazilian Reals	1,298,196	U.S. Dollars	551,391	MSCS	(6,066)
02/04/14	U.S. Dollars	476,045	Australian Dollars	538,000	BAR	(3,214)
02/04/14	U.S. Dollars	320,764	Euro	233,000	CITI	232
02/06/14	U.S. Dollars	1,437,030	Mexican Pesos	18,991,790	GSC	(13,050)
02/06/14	U.S. Dollars	1,293,836	Mexican Pesos	17,092,611	MSCS	(11,235)
02/10/14	New Zealand Dollars	1,522,260	Euro	900,000	DEUT	10,089
02/13/14	Norwegian Krone	3,585,000	U.S. Dollars	580,163	UBS	9,937
02/20/14	U.S. Dollars	1,654,357	Mexican Pesos	21,477,196	BNP	16,202
02/20/14	U.S. Dollars	1,323,200	Mexican Pesos	17,181,757	GSC	12,676
03/04/14	British Pounds	2,287,000	U.S. Dollars	3,742,024	JPM	43,497
03/04/14	U.S. Dollars	3,705,901	British Pounds	2,287,000	JPM	(79,621)
03/10/14	U.S. Dollars	601,165	Switzerland Francs	536,940	DEUT	(1,062)
03/12/14	U.S. Dollars	6,947,275	British Pounds	4,246,000	BAR	(80,415)
03/12/14	New Zealand Dollars	759,822	Australian Dollars	700,000	DEUT	(466)
03/12/14	New Zealand Dollars	666,236	Euro	400,000	BAR	(5,162)
03/12/14	U.S. Dollars	600,000	Switzerland Francs	532,988	DEUT	2,195
03/12/14	Euro	400,000	New Zealand Dollars	682,268	UBS	(7,955)
03/25/14	U.S. Dollars	1,800,137	Mexican Pesos	23,580,000	RBS	6,226

						$133,675

Medium-Duration Bond Fund
01/02/14	U.S. Dollars	2,427,493	Euro	1,804,000	JPM	$(54,275)
01/02/14	Euro	1,804,000	U.S. Dollars	2,483,567	CITI	(1,798)
01/02/14	U.S. Dollars	1,052,832	Mexican Pesos	13,963,075	BNP	(16,419)
01/03/14	Brazilian Reals	1,814,147	U.S. Dollars	769,228	MSCS	(881)
01/03/14	U.S. Dollars	776,604	Brazilian Reals	1,814,147	MSCS	8,257
01/06/14	Australian Dollars	2,133,000	U.S. Dollars	1,890,979	BAR	12,800

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
01/06/14	U.S. Dollars	1,946,614	Australian Dollars	2,133,000	CITI	$42,835
01/15/14	Brazilian Reals	1,622,476	U.S. Dollars	706,192	JPM	(21,176)
01/24/14	U.S. Dollars	1,262,809	British Pounds	773,643	JPM	(18,099)
01/29/14	U.S. Dollars	1,108,125	Euro	805,031	JPM	662
01/30/14	U.S. Dollars	1,745,751	Mexican Pesos	22,494,004	UBS	27,379
02/04/14	U.S. Dollars	2,483,511	Euro	1,804,000	CITI	1,794
02/04/14	U.S. Dollars	1,887,368	Australian Dollars	2,133,000	BAR	(12,741)
02/04/14	Brazilian Reals	1,814,147	U.S. Dollars	770,535	MSCS	(8,478)
02/06/14	U.S. Dollars	1,401,499	Mexican Pesos	18,522,213	GSC	(12,727)
02/06/14	U.S. Dollars	1,261,846	Mexican Pesos	16,669,992	MSCS	(10,958)
02/13/14	Norwegian Krone	1,133,000	U.S. Dollars	183,354	UBS	3,140
02/18/14	U.S. Dollars	6,392,967	Euro	4,781,701	CITIC	(185,073)
02/18/14	U.S. Dollars	4,198,811	Euro	3,100,000	CITIC	(65,765)
02/18/14	U.S. Dollars	3,513,227	Euro	2,600,000	CITIC	(63,514)
02/18/14	U.S. Dollars	3,059,791	Japanese Yen	303,288,000	CITIC	179,151
02/18/14	U.S. Dollars	1,556,565	Japanese Yen	153,366,000	BAR	99,889
02/18/14	Australian Dollars	1,550,000	U.S. Dollars	1,390,858	CITIC	(11,290)
02/18/14	U.S. Dollars	1,459,697	Australian Dollars	1,550,000	CITIC	80,129
02/18/14	Euro	1,408,585	U.S. Dollars	1,886,532	MLCS	51,215
02/18/14	U.S. Dollars	1,111,172	Euro	824,514	UBS	(23,086)
02/20/14	U.S. Dollars	3,648,070	Mexican Pesos	47,359,971	BNP	35,728
02/20/14	U.S. Dollars	2,917,826	Mexican Pesos	37,887,977	GSC	27,953
03/06/14	U.S. Dollars	1,971,322	Mexican Pesos	26,266,288	MSCS	(29,989)
03/06/14	U.S. Dollars	1,970,834	Mexican Pesos	26,266,288	DEUT	(30,477)
03/12/14	U.S. Dollars	3,840,145	British Pounds	2,347,000	BAR	(44,450)
03/19/14	Japanese Yen	20,732,580	U.S. Dollars	200,000	DEUT	(3,050)
03/19/14	Japanese Yen	20,711,000	U.S. Dollars	200,000	BNP	(3,255)
03/19/14	Japanese Yen	13,985,216	U.S. Dollars	133,000	SS	(147)
03/19/14	Japanese Yen	13,968,192	U.S. Dollars	133,000	MLCS	(309)
03/19/14	Japanese Yen	13,692,084	U.S. Dollars	133,000	MLCS	(2,931)
03/19/14	Japanese Yen	7,056,507	U.S. Dollars	67,000	SS	34
03/19/14	Japanese Yen	7,041,566	U.S. Dollars	67,000	MLCS	(108)
03/19/14	Japanese Yen	7,005,647	U.S. Dollars	67,000	DEUT	(450)
03/19/14	Japanese Yen	6,992,153	U.S. Dollars	67,000	DEUT	(578)
03/19/14	Japanese Yen	6,978,146	U.S. Dollars	67,000	DEUT	(711)
03/19/14	Norwegian Krone	2,978,374	Euro	352,193	DEUT	5,126
03/19/14	U.S. Dollars	1,079,202	Switzerland Francs	956,000	BAR	6,873
03/19/14	U.S. Dollars	777,041	Japanese Yen	80,131,561	UBS	15,827
03/19/14	U.S. Dollars	465,046	Canadian Dollars	496,755	RBC	(1,708)
03/19/14	Australian Dollars	449,000	U.S. Dollars	397,697	WEST	1,175
03/19/14	U.S. Dollars	399,033	Euro	291,000	MLCS	(1,288)
03/19/14	U.S. Dollars	386,990	New Zealand Dollars	469,762	WEST	2,860
03/19/14	U.S. Dollars	332,000	Japanese Yen	34,075,816	MLCS	8,295
03/19/14	British Pounds	326,689	U.S. Dollars	534,012	SC	6,672
03/19/14	Australian Dollars	292,428	Euro	193,000	WEST	(5,725)
03/19/14	U.S. Dollars	264,359	Australian Dollars	298,000	WEST	(371)
03/19/14	U.S. Dollars	200,000	Japanese Yen	20,522,560	HKSB	5,045
03/19/14	U.S. Dollars	199,000	Japanese Yen	20,527,049	SS	4,002
03/19/14	Euro	194,000	Switzerland Francs	236,836	MLCS	1,226
03/19/14	British Pounds	163,289	Euro	194,000	HKSB	3,369
03/19/14	Australian Dollars	142,000	U.S. Dollars	127,392	BAR	(1,245)
03/19/14	U.S. Dollars	141,844	Swedish Kronor	926,306	JPM	(1,982)

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/19/14	U.S. Dollars	133,000	Japanese Yen	13,527,829	SS	$4,492
03/19/14	U.S. Dollars	133,000	Canadian Dollars	142,503	RBC	(896)
03/19/14	Euro	98,000	U.S. Dollars	133,585	MLCS	1,231
03/19/14	New Zealand Dollars	82,000	U.S. Dollars	66,615	MLCS	437
03/19/14	British Pounds	81,721	Euro	97,000	HKSB	1,811
03/19/14	New Zealand Dollars	81,000	U.S. Dollars	66,141	MLCS	94
03/19/14	British Pounds	80,925	Euro	97,000	MLCS	494
03/19/14	New Zealand Dollars	80,000	U.S. Dollars	65,784	WEST	(367)
03/19/14	Canadian Dollars	71,977	U.S. Dollars	67,000	RBC	630
03/19/14	Canadian Dollars	71,806	U.S. Dollars	67,000	DEUT	469
03/19/14	Canadian Dollars	71,542	U.S. Dollars	67,000	DEUT	221
03/19/14	U.S. Dollars	67,000	Japanese Yen	6,873,798	SC	1,702
03/19/14	U.S. Dollars	66,500	Canadian Dollars	70,554	RBC	207
03/19/14	U.S. Dollars	66,408	Euro	48,000	JPM	375
03/19/14	U.S. Dollars	66,194	Euro	48,000	MLCS	162
03/19/14	U.S. Dollars	65,718	New Zealand Dollars	80,000	WEST	302
03/19/14	Switzerland Francs	60,015	U.S. Dollars	67,000	UBS	318
03/19/14	Euro	49,000	U.S. Dollars	67,012	BNP	396
03/19/14	U.S. Dollars	4,637	Euro	3,370	CS	1

						$8,461

Global Bond Fund
01/16/14	Chinese Yuan Renminbi	21,064,000	U.S. Dollars	3,434,674	HSBC	$41,229
01/24/14	Indian Rupees	64,920,000	U.S. Dollars	1,029,332	CITIC	13,911
01/24/14	Indian Rupees	51,960,000	U.S. Dollars	824,762	JPM	10,219
01/24/14	Brazilian Reals	4,003,000	U.S. Dollars	1,695,899	BAR	(9,779)
01/24/14	U.S. Dollars	3,067,598	Brazilian Reals	6,832,000	BAR	189,863
02/18/14	Norwegian Krone	21,560,000	U.S. Dollars	3,596,332	DEUT	(48,115)
02/18/14	Swedish Kronor	5,133,306	U.S. Dollars	788,471	BAR	8,957
02/18/14	U.S. Dollars	3,130,054	Polish Zloty	9,810,683	JPM	(107,543)
02/18/14	U.S. Dollars	2,410,061	Euro	1,808,255	MSCS	(77,501)
02/18/14	U.S. Dollars	2,176,408	Euro	1,614,942	UBS	(45,218)
02/18/14	U.S. Dollars	1,491,175	British Pounds	931,041	JPM	(50,069)
02/18/14	U.S. Dollars	1,280,694	Euro	947,399	GSC	(22,614)
02/18/14	U.S. Dollars	1,276,166	Euro	954,524	CITIC	(36,944)
02/18/14	U.S. Dollars	1,269,679	British Pounds	790,000	RBC	(38,086)
02/18/14	U.S. Dollars	1,041,723	British Pounds	650,000	CS	(34,287)
02/18/14	U.S. Dollars	929,912	Euro	696,830	JPM	(28,695)
02/18/14	U.S. Dollars	796,149	South African Rand	8,273,340	JPM	12,994
02/18/14	U.S. Dollars	784,500	Swedish Kronor	5,130,000	UBS	(12,415)
02/18/14	U.S. Dollars	619,362	Turkish Lira	1,280,270	RBC	29,752
02/18/14	U.S. Dollars	434,175	British Pounds	269,710	BAR	(12,302)
02/18/14	U.S. Dollars	321,328	British Pounds	200,000	GSC	(9,752)
02/18/14	U.S. Dollars	172,740	Australian Dollars	192,725	HSBC	1,207

						$(225,188)

Defensive Market Strategies Fund
01/30/14	U.S. Dollars	2,942,452	Euro	2,154,261	UBS	$(21,115)
01/31/14	U.S. Dollars	1,313,577	Canadian Dollars	1,407,018	JPM	(9,953)
01/31/14	U.S. Dollars	441,097	Switzerland Francs	395,366	CS	(2,209)
01/31/14	U.S. Dollars	290,481	Japanese Yen	30,348,000	CS	2,260
01/31/14	U.S. Dollars	87,103	Euro	63,625	UBS	(425)

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
01/31/14	U.S. Dollars	36,142	Canadian Dollars	38,693	JPM	$(256)
01/31/14	U.S. Dollars	34,600	Canadian Dollars	36,780	JPM	2
01/31/14	U.S. Dollars	12,661	Switzerland Francs	11,232	CS	67

						$(31,629)

Small Cap Equity Fund
01/27/14	U.S. Dollars	45,146	Euro	33,000	CS	$(252)
02/18/14	U.S. Dollars	581,151	Japanese Yen	57,604,000	CITIG	34,027
02/18/14	U.S. Dollars	478,933	Euro	359,341	MSCS	(15,401)
02/18/14	Euro	126,550	U.S. Dollars	169,490	CITIG	4,601
02/18/14	U.S. Dollars	837,769	Euro	620,000	MLCS	(15,146)
02/18/14	U.S. Dollars	761,000	Euro	569,200	CITIG	(22,031)
02/18/14	U.S. Dollars	677,228	Euro	500,000	CITIG	(10,607)
02/18/14	Australian Dollars	300,000	U.S. Dollars	271,887	CITIG	(4,874)
02/18/14	U.S. Dollars	282,522	Australian Dollars	300,000	CITIG	15,509
02/18/14	U.S. Dollars	267,009	Japanese Yen	26,308,000	BAR	17,135

						$2,961

International Equity Fund
01/31/14	U.S. Dollars	7,554,045	Australian Dollars	7,991,500	NT	$433,334
01/31/14	Australian Dollars	1,618,000	U.S. Dollars	1,476,344	NT	(34,648)
01/31/14	Australian Dollars	384,000	U.S. Dollars	347,016	NT	(4,858)
01/31/14	Australian Dollars	284,000	U.S. Dollars	258,013	NT	(4,959)
03/19/14	Japanese Yen	1,398,319,000	U.S. Dollars	13,630,420	RBS	(347,026)
03/19/14	Japanese Yen	968,008,899	U.S. Dollars	9,405,082	RBS	(209,438)
03/19/14	Japanese Yen	908,579,000	U.S. Dollars	8,869,213	RBS	(238,126)
03/19/14	Japanese Yen	168,655,101	U.S. Dollars	1,646,246	RBS	(44,099)
03/19/14	Norwegian Krone	40,206,654	U.S. Dollars	6,529,651	RBS	80,102
03/19/14	Norwegian Krone	31,983,000	U.S. Dollars	5,215,590	RBS	42,240
03/19/14	Euro	25,735,681	U.S. Dollars	35,375,438	RBS	28,470
03/19/14	U.S. Dollars	24,235,275	Canadian Dollars	25,828,657	RBS	(33,461)
03/19/14	U.S. Dollars	18,794,441	British Pounds	11,547,000	RBS	(316,335)
03/19/14	Norwegian Krone	15,873,346	U.S. Dollars	2,573,249	RBS	36,242
03/19/14	U.S. Dollars	11,526,451	British Pounds	7,030,000	RBS	(108,496)
03/19/14	U.S. Dollars	11,079,101	Canadian Dollars	11,833,532	RBS	(39,745)
03/19/14	Canadian Dollars	10,952,000	U.S. Dollars	10,302,240	RBS	(11,685)
03/19/14	Euro	9,311,000	U.S. Dollars	12,816,927	RBS	(8,026)
03/19/14	Hong Kong Dollars	8,810,000	U.S. Dollars	1,136,569	RBS	(325)
03/19/14	U.S. Dollars	8,598,467	Australian Dollars	9,516,000	RBS	144,867
03/19/14	Euro	8,299,393	U.S. Dollars	11,311,866	RBS	105,394
03/19/14	U.S. Dollars	7,946,498	Canadian Dollars	8,497,905	RBS	(38,177)
03/19/14	U.S. Dollars	7,928,778	Canadian Dollars	8,497,906	RBS	(55,897)
03/19/14	New Zealand Dollars	6,783,729	U.S. Dollars	5,581,470	RBS	(34,340)
03/19/14	U.S. Dollars	6,316,126	Swedish Kronor	41,521,000	RBS	(130,755)
03/19/14	U.S. Dollars	4,399,931	Japanese Yen	452,694,000	RBS	99,544
03/19/14	U.S. Dollars	4,318,371	Euro	3,156,000	RBS	(23,257)
03/19/14	Euro	4,177,926	U.S. Dollars	5,674,919	RBS	72,546
03/19/14	U.S. Dollars	3,812,176	Swedish Kronor	24,980,438	RBS	(66,486)
03/19/14	Israeli Shekels	3,456,056	U.S. Dollars	986,509	RBS	7,660
03/19/14	New Zealand Dollars	3,314,000	U.S. Dollars	2,701,613	RBS	8,281
03/19/14	British Pounds	3,218,000	U.S. Dollars	5,260,388	RBS	65,539
03/19/14	Switzerland Francs	3,100,000	U.S. Dollars	3,423,355	RBS	53,863

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/19/14	U.S. Dollars	3,068,793	Australian Dollars	3,459,000	RBS	$(4,032)
03/19/14	U.S. Dollars	2,724,585	British Pounds	1,662,000	RBS	(26,095)
03/19/14	New Zealand Dollars	2,681,271	U.S. Dollars	2,184,375	RBS	8,130
03/19/14	New Zealand Dollars	2,476,000	U.S. Dollars	2,015,955	RBS	8,697
03/19/14	U.S. Dollars	1,743,321	Swedish Kronor	11,425,000	RBS	(30,615)
03/19/14	U.S. Dollars	1,717,617	Swedish Kronor	11,192,227	RBS	(20,177)
03/19/14	U.S. Dollars	1,637,082	New Zealand Dollars	1,998,000	RBS	3,296
03/19/14	U.S. Dollars	1,573,509	Swedish Kronor	10,277,765	RBS	(22,299)
03/19/14	Hong Kong Dollars	1,503,000	U.S. Dollars	193,869	RBS	(24)
03/19/14	U.S. Dollars	1,463,221	Danish Kroner	7,933,000	RBS	(579)
03/19/14	U.S. Dollars	1,330,962	Swedish Kronor	8,696,570	RBS	(19,337)
03/19/14	Hong Kong Dollars	1,322,000	U.S. Dollars	170,543	RBS	(42)
03/19/14	British Pounds	1,286,967	U.S. Dollars	2,108,877	RBS	21,108
03/19/14	Switzerland Francs	1,125,000	U.S. Dollars	1,246,434	RBS	15,460
03/19/14	U.S. Dollars	1,121,741	Japanese Yen	116,590,000	RBS	14,189
03/19/14	New Zealand Dollars	1,048,000	U.S. Dollars	861,445	RBS	(4,484)
03/19/14	Israeli Shekels	894,944	U.S. Dollars	253,479	RBS	3,961
03/19/14	U.S. Dollars	818,279	Norwegian Krone	5,025,000	RBS	(7,804)
03/19/14	U.S. Dollars	667,144	Euro	492,000	RBS	(9,688)
03/19/14	U.S. Dollars	652,974	Australian Dollars	735,000	RBS	32
03/19/14	U.S. Dollars	539,487	Norwegian Krone	3,337,000	RBS	(9,098)
03/19/14	Danish Kroner	532,000	U.S. Dollars	98,351	RBS	(187)
03/19/14	British Pounds	492,293	U.S. Dollars	806,672	RBS	8,093
03/19/14	British Pounds	492,292	U.S. Dollars	804,550	RBS	10,214
03/19/14	British Pounds	395,448	U.S. Dollars	645,727	RBS	8,756
03/19/14	U.S. Dollars	383,987	Australian Dollars	424,000	RBS	7,324
03/19/14	Danish Kroner	280,000	U.S. Dollars	50,916	RBS	750
03/19/14	Singapore Dollars	278,000	U.S. Dollars	222,519	RBS	(2,220)
03/19/14	Hong Kong Dollars	246,000	U.S. Dollars	31,738	RBS	(10)
03/19/14	Danish Kroner	223,000	U.S. Dollars	41,181	RBS	(33)
03/19/14	Hong Kong Dollars	220,000	U.S. Dollars	28,378	RBS	(4)
03/19/14	U.S. Dollars	162,944	Hong Kong Dollars	1,263,000	RBS	53
03/19/14	U.S. Dollars	150,858	Danish Kroner	822,000	RBS	(818)
03/19/14	Hong Kong Dollars	140,000	U.S. Dollars	18,060	RBS	(4)
03/19/14	U.S. Dollars	68,667	Singapore Dollars	87,000	RBS	(276)
03/19/14	U.S. Dollars	67,326	Hong Kong Dollars	522,000	RBS	3
03/19/14	Singapore Dollars	63,000	U.S. Dollars	50,433	RBS	(510)
03/19/14	Israeli Shekels	36,000	U.S. Dollars	10,249	RBS	107
03/19/14	U.S. Dollars	35,027	Singapore Dollars	44,000	RBS	160
03/19/14	Euro	21,000	U.S. Dollars	28,928	RBS	(39)
03/19/14	Singapore Dollars	19,000	U.S. Dollars	15,141	RBS	(85)
03/19/14	U.S. Dollars	17,118	Israeli Shekels	60,000	RBS	(141)
03/19/14	U.S. Dollars	5,703	Israeli Shekels	20,000	RBS	(50)

						$(620,375)

Emerging Markets Equity Fund
03/19/14	South Korean Won	10,600,000,000	U.S. Dollars	9,931,802	RBS	$63,389
03/19/14	Indonesian Rupiahs	3,800,000,000	U.S. Dollars	307,319	RBS	525
03/19/14	Indonesian Rupiahs	2,226,402,913	U.S. Dollars	180,659	RBS	(294)
03/19/14	Hungarian Forint	739,000,000	U.S. Dollars	3,306,019	RBS	99,274
03/19/14	Columbian Peso	510,000,000	U.S. Dollars	261,070	RBS	2,085
03/19/14	Indian Rupees	207,000,000	U.S. Dollars	3,276,373	RBS	8,820

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/19/14	Taiwan Dollars	176,700,000	U.S. Dollars	6,005,218	RBS	$(62,985)
03/19/14	South Korean Won	170,000,000	U.S. Dollars	159,887	RBS	413
03/19/14	Hungarian Forint	98,000,000	U.S. Dollars	449,932	RBS	1,649
03/19/14	Hungarian Forint	76,000,000	U.S. Dollars	348,048	RBS	2,159
03/19/14	South Korean Won	70,000,000	U.S. Dollars	66,211	RBS	(205)
03/19/14	Russian Rubles	39,900,000	U.S. Dollars	1,191,604	RBS	6,055
03/19/14	Russian Rubles	38,600,000	U.S. Dollars	1,155,775	RBS	2,863
03/19/14	South African Rand	31,872,619	U.S. Dollars	3,038,175	RBS	(34,050)
03/19/14	Czech Republic Koruna	30,100,000	U.S. Dollars	1,492,813	RBS	23,847
03/19/14	Polish Zloty	29,570,000	U.S. Dollars	9,524,492	RBS	216,560
03/19/14	Taiwan Dollars	24,196,497	U.S. Dollars	823,302	RBS	(9,600)
03/19/14	Russian Rubles	22,300,000	U.S. Dollars	668,328	RBS	1,041
03/19/14	Indian Rupees	12,955,000	U.S. Dollars	206,734	RBS	(1,132)
03/19/14	South African Rand	9,412,381	U.S. Dollars	887,810	RBS	(654)
03/19/14	Mexican Pesos	9,200,000	U.S. Dollars	705,538	RBS	(5,288)
03/19/14	U.S. Dollars	8,473,553	Singapore Dollars	10,630,000	RBS	49,887
03/19/14	Taiwan Dollars	7,465,503	U.S. Dollars	253,756	RBS	(2,699)
03/19/14	Mexican Pesos	6,800,000	U.S. Dollars	520,689	RBS	(3,113)
03/19/14	Mexican Pesos	6,000,000	U.S. Dollars	460,977	RBS	(4,292)
03/19/14	Brazilian Reals	5,722,000	U.S. Dollars	2,365,734	RBS	13,990
03/19/14	Hong Kong Dollars	5,700,000	U.S. Dollars	735,328	RBS	(188)
03/19/14	U.S. Dollars	5,410,583	Chilean Peso	2,905,000,000	RBS	(69,877)
03/19/14	U.S. Dollars	4,924,955	Brazilian Reals	11,960,000	RBS	(49,092)
03/19/14	U.S. Dollars	4,590,619	South African Rand	48,900,000	RBS	(18,406)
03/19/14	U.S. Dollars	4,553,359	Mexican Pesos	59,900,000	RBS	(5,876)
03/19/14	Brazilian Reals	4,400,000	U.S. Dollars	1,848,859	RBS	(18,942)
03/19/14	U.S. Dollars	3,236,440	Philippine Peso	141,500,000	RBS	44,723
03/19/14	Turkish Lira	2,640,000	U.S. Dollars	1,270,187	RBS	(61,922)
03/19/14	Turkish Lira	2,270,000	U.S. Dollars	1,092,489	RBS	(53,564)
03/19/14	Turkish Lira	2,250,000	U.S. Dollars	1,076,394	RBS	(46,623)
03/19/14	Turkish Lira	2,250,000	U.S. Dollars	1,088,089	RBS	(58,318)
03/19/14	U.S. Dollars	2,130,923	Israeli Shekels	7,520,000	RBS	(32,281)
03/19/14	Hong Kong Dollars	2,000,000	U.S. Dollars	257,952	RBS	(8)
03/19/14	U.S. Dollars	1,745,080	Singapore Dollars	2,190,000	RBS	9,630
03/19/14	Hong Kong Dollars	1,600,000	U.S. Dollars	206,378	RBS	(23)
03/19/14	Malaysian Ringgits	1,575,000	U.S. Dollars	487,088	RBS	(8,502)
03/19/14	Malaysian Ringgits	1,410,000	U.S. Dollars	435,589	RBS	(7,140)
03/19/14	Turkish Lira	1,210,000	U.S. Dollars	582,987	RBS	(29,199)
03/19/14	Hong Kong Dollars	1,200,000	U.S. Dollars	154,805	RBS	(38)
03/19/14	U.S. Dollars	1,170,036	Turkish Lira	2,490,000	RBS	30,422
03/19/14	U.S. Dollars	1,146,186	Turkish Lira	2,420,000	RBS	38,610
03/19/14	U.S. Dollars	1,132,400	Brazilian Reals	2,740,000	RBS	(7,139)
03/19/14	U.S. Dollars	1,111,948	Russian Rubles	37,400,000	RBS	(10,670)
03/19/14	Thailand Baht	1,100,000	U.S. Dollars	33,962	RBS	(605)
03/19/14	U.S. Dollars	1,096,645	Mexican Pesos	14,300,000	RBS	8,213
03/19/14	U.S. Dollars	1,072,633	Singapore Dollars	1,340,000	RBS	10,760
03/19/14	Thailand Baht	1,000,000	U.S. Dollars	30,317	RBS	7
03/19/14	Czech Republic Koruna	900,000	U.S. Dollars	44,904	RBS	445
03/19/14	Thailand Baht	900,000	U.S. Dollars	27,871	RBS	(579)
03/19/14	U.S. Dollars	834,209	Mexican Pesos	10,900,000	RBS	4,565
03/19/14	U.S. Dollars	817,829	Brazilian Reals	1,950,000	RBS	6,843
03/19/14	U.S. Dollars	785,019	Hong Kong Dollars	6,085,000	RBS	225

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/19/14	U.S. Dollars	709,117	Singapore Dollars	890,000	RBS	$3,843
03/19/14	Thailand Baht	700,000	U.S. Dollars	21,301	RBS	(74)
03/19/14	Mexican Pesos	698,000	U.S. Dollars	52,367	RBS	761
03/19/14	U.S. Dollars	516,710	Brazilian Reals	1,240,000	RBS	1,006
03/19/14	Polish Zloty	447,178	U.S. Dollars	146,223	RBS	1,088
03/19/14	U.S. Dollars	428,391	Brazilian Reals	1,040,000	RBS	(4,135)
03/19/14	Czech Republic Koruna	400,000	U.S. Dollars	20,009	RBS	146
03/19/14	Hong Kong Dollars	400,000	U.S. Dollars	51,595	RBS	(6)
03/19/14	U.S. Dollars	296,671	Hong Kong Dollars	2,300,000	RBS	35
03/19/14	Turkish Lira	264,000	U.S. Dollars	127,518	RBS	(6,691)
03/19/14	U.S. Dollars	242,627	South Korean Won	256,865,313	RBS	417
03/19/14	U.S. Dollars	206,368	Hong Kong Dollars	1,600,000	RBS	13
03/19/14	Polish Zloty	200,000	U.S. Dollars	65,414	RBS	470
03/19/14	U.S. Dollars	190,218	Chilean Peso	102,756,000	RBS	(3,637)
03/19/14	U.S. Dollars	170,001	South Korean Won	180,000,000	RBS	271
03/19/14	Peruvian Nuevos Soles	140,000	U.S. Dollars	49,192	RBS	292
03/19/14	U.S. Dollars	131,700	Thailand Baht	4,300,000	RBS	1,306
03/19/14	U.S. Dollars	131,283	South Korean Won	140,000,000	RBS	(729)
03/19/14	U.S. Dollars	124,750	Brazilian Reals	300,000	RBS	(17)
03/19/14	Polish Zloty	120,000	U.S. Dollars	39,163	RBS	368
03/19/14	Polish Zloty	118,102	U.S. Dollars	37,888	RBS	1,018
03/19/14	U.S. Dollars	114,449	Polish Zloty	350,000	RBS	(849)
03/19/14	U.S. Dollars	103,189	Hong Kong Dollars	800,000	RBS	12
03/19/14	South African Rand	100,000	U.S. Dollars	9,491	RBS	(65)
03/19/14	Polish Zloty	93,720	U.S. Dollars	30,288	RBS	586
03/19/14	U.S. Dollars	90,302	Hong Kong Dollars	700,000	RBS	21
03/19/14	U.S. Dollars	88,443	Polish Zloty	270,000	RBS	(501)
03/19/14	U.S. Dollars	81,766	Polish Zloty	250,000	RBS	(590)
03/19/14	U.S. Dollars	68,816	Mexican Pesos	900,000	RBS	314
03/19/14	U.S. Dollars	66,208	South Korean Won	70,000,000	RBS	202
03/19/14	U.S. Dollars	63,889	Singapore Dollars	80,000	RBS	493
03/19/14	Polish Zloty	60,000	U.S. Dollars	19,641	RBS	125
03/19/14	U.S. Dollars	49,883	South Korean Won	53,248,687	RBS	(327)
03/19/14	U.S. Dollars	43,063	Thailand Baht	1,400,000	RBS	609
03/19/14	Polish Zloty	30,000	U.S. Dollars	9,802	RBS	80
03/19/14	U.S. Dollars	28,342	South Korean Won	30,000,000	RBS	54
03/19/14	U.S. Dollars	25,795	Hong Kong Dollars	200,000	RBS	1
03/19/14	U.S. Dollars	24,676	Thailand Baht	800,000	RBS	416
03/19/14	U.S. Dollars	12,231	Thailand Baht	400,000	RBS	101
03/19/14	U.S. Dollars	10,667	Peruvian Nuevos Soles	30,000	RBS	63
03/19/14	Polish Zloty	10,000	U.S. Dollars	3,279	RBS	15
03/19/14	Peruvian Nuevos Soles	10,000	U.S. Dollars	3,546	RBS	(12)
03/19/14	Peruvian Nuevos Soles	10,000	U.S. Dollars	3,551	RBS	(16)
03/19/14	Peruvian Nuevos Soles	10,000	U.S. Dollars	3,580	RBS	(46)
03/19/14	Peruvian Nuevos Soles	10,000	U.S. Dollars	3,586	RBS	(51)
03/19/14	U.S. Dollars	9,299	Thailand Baht	300,000	RBS	202
03/19/14	U.S. Dollars	6,513	Polish Zloty	20,000	RBS	(76)
03/19/14	U.S. Dollars	6,173	Thailand Baht	200,000	RBS	108
03/19/14	U.S. Dollars	3,552	Peruvian Nuevos Soles	10,000	RBS	18

						$40,328

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
Inflation Protected Bond Fund
01/15/14	Norwegian Krone	7,883,130	Australian Dollars	1,420,000	UBS	$32,327
01/15/14	Norwegian Krone	4,458,646	Australian Dollars	794,000	CS	26,439
01/15/14	U.S. Dollars	4,424,938	Euro	3,285,000	DEUT	(94,206)
01/15/14	Euro	1,501,615	Switzerland Francs	1,848,282	CS	(6,406)
01/22/14	U.S. Dollars	20,495,979	Euro	15,178,000	BAR	(384,158)
01/22/14	U.S. Dollars	1,580,578	Euro	1,169,000	BNP	(27,597)
01/23/14	New Zealand Dollars	1,200,000	U.S. Dollars	985,734	DEUT	(552)
01/23/14	U.S. Dollars	1,023,516	Japanese Yen	105,326,000	UBS	23,252
01/23/14	Australian Dollars	594,855	British Pounds	330,000	DEUT	(16,059)
01/23/14	U.S. Dollars	587,951	New Zealand Dollars	725,000	DEUT	(7,263)
01/23/14	U.S. Dollars	555,868	Australian Dollars	615,000	BNP	7,588
01/23/14	Euro	490,000	U.S. Dollars	662,289	DEUT	11,796
01/23/14	U.S. Dollars	373,673	Canadian Dollars	387,000	BAR	9,563
01/23/14	U.S. Dollars	322,233	New Zealand Dollars	385,000	BNP	6,153

						$(419,123)

Options Written

Transactions in options written during the year ended December 31, 2013 were as follows:

Fund	Number of Contracts	Premiums Received	Notional Amount	Premiums Received	Total Premiums Received
Low-Duration Bond
Options written, 12/31/12	—	$—	$36,000,000	$586,250	$586,250

Options written	396	173,943	204,100,000	404,553	578,496
Options expired	—	—	(92,700,000)	(191,438)	(191,438)
Options closed	—	—	(57,200,000)	(568,496)	(568,496)

Options written, 12/31/13	396	$173,943	$90,200,000	$230,869	$404,812

Medium-Duration Bond
Options written, 12/31/12	—	$—	$43,100,000	$702,140	$702,140

Options written	31,764	584,062	246,400,000	553,154	1,137,216
Options expired	(261)	(104,199)	(106,400,000)	(673,632)	(777,831)
Options closed	(31,091)	(299,104)	(75,600,000)	(305,450)	(604,554)

Options written, 12/31/13	412	$180,759	$107,500,000	$276,212	$456,971

Global Bond
Options written, 12/31/12	—	$—	$—	$—	$—

Options written	18	18,660	—	—	18,660
Options expired	—	—	—	—	—
Options closed	(18)	(18,660)	—	—	(18,660)

Options written, 12/31/13	—	$—	$—	$—	$—

Defensive Market Strategies
Options written, 12/31/12	—	$—	$—	$—	$—

Options written	2,337	135,556	—	—	135,556
Options expired	(185)	(7,229)	—	—	(7,229)
Options closed	(1,464)	(95,446)	—	—	(95,446)

Options written, 12/31/13	688	$32,881	$—	$—	$32,881

Fund	Number of Contracts	Premiums Received	Notional Amount	Premiums Received	Total Premiums Received
Small Cap Equity
Options written, 12/31/12	18	$11,848	$—	$—	$11,848

Options written	5,353	49,951	—	—	49,951
Options expired	(75)	(27,163)	—	—	(27,163)
Options closed	(5,283)	(30,662)	—	—	(30,662)

Options written, 12/31/13	13	$3,974	$—	$—	$3,974

Inflation Protected Bond
Options written, 12/31/12	—	$—	$—	$—	$—

Options written	1,391	248,363	19,690,000	218,362	466,725
Options expired	(1,127)	(216,976)	(14,800,000)	(151,439)	(368,415)
Options closed	(64)	(16,727)	—	—	(16,727)

Options written, 12/31/13	200	$14,660	$4,890,000	$66,923	$81,583

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended 12/31/13		Year Ended 12/31/12

	GS2	GS4	GS2	GS4
MyDestination 2005
Shares sold		2,390,141		2,186,065
Shares reinvested		133,788		154,580
Shares redeemed		(2,453,997)		(1,213,387)

Net increase		69,932		1,127,258

MyDestination 2015
Shares sold		7,823,039		7,180,208
Shares reinvested		1,056,637		772,986
Shares redeemed		(3,249,231)		(2,677,229)

Net increase		5,630,445		5,275,965

MyDestination 2025
Shares sold		11,525,044		7,889,241
Shares reinvested		2,356,280		740,061
Shares redeemed		(1,456,827)		(2,077,575)

Net increase		12,424,497		6,551,727

MyDestination 2035
Shares sold		6,160,978		4,505,585
Shares reinvested		1,469,835		334,266
Shares redeemed		(599,267)		(801,820)

Net increase		7,031,546		4,038,031

MyDestination 2045
Shares sold		4,414,752		3,601,217
Shares reinvested		1,643,081		224,875
Shares redeemed		(400,028)		(336,308)

Net increase		5,657,805		3,489,784

	Year Ended 12/31/13		Year Ended 12/31/12

	GS2	GS4	GS2	GS4
MyDestination 2055
Shares sold		779,633		1,228,311
Shares reinvested		79,228		10,652
Shares redeemed		(158,031)		(675,062)

Net increase (decrease)		700,830		563,901

Conservative Allocation
Shares sold		3,550,322		3,749,359
Shares reinvested		1,864,374		532,286
Shares redeemed		(5,118,767)		(2,659,967)

Net increase		295,929		1,621,678

Balanced Allocation
Shares sold		6,124,611		4,803,801
Shares reinvested		6,104,594		3,071,332
Shares redeemed		(8,788,484)		(6,451,079)

Net increase		3,440,721		1,424,054

Growth Allocation
Shares sold		3,092,779		2,499,289
Shares reinvested		6,462,903		1,385,054
Shares redeemed		(6,124,482)		(5,983,566)

Net increase (decrease)		3,431,200		(2,099,223)

Aggressive Allocation
Shares sold		2,138,220		6,233,287
Shares reinvested		3,947,279		1,382,510
Shares redeemed		(5,065,859)		(11,235,355)

Net increase (decrease)		1,019,640		(3,619,558)

Conservative Allocation I
Shares sold	1,051,991		1,302,574
Shares reinvested	307,930		218,686
Shares redeemed	(1,268,188)		(971,386)

Net increase	91,733		549,874

Balanced Allocation I
Shares sold	2,931,254		2,004,250
Shares reinvested	1,297,121		1,359,355
Shares redeemed	(2,315,029)		(2,221,689)

Net increase	1,913,346		1,141,916

	Year Ended 12/31/13		Year Ended 12/31/12

	GS2	GS4	GS2	GS4
Growth Allocation I
Shares sold	2,619,702		968,767
Shares reinvested	769,800		556,094
Shares redeemed	(1,488,489)		(2,009,594)

Net increase (decrease)	1,901,013		(484,733)

Aggressive Allocation I
Shares sold	1,441,037		563,200
Shares reinvested	335,244		206,778
Shares redeemed	(988,775)		(1,360,178)

Net increase (decrease)	787,506		(590,200)

Money Market
Shares sold	105,460,546	4,335,936,657	83,682,824	3,411,426,687
Shares reinvested	38,908	105,203	96,490	73,574
Shares redeemed	(106,106,557)	(4,204,891,545)	(93,414,476)	(3,441,385,827)

Net increase (decrease)	(607,103)	131,150,315	(9,635,162)	(29,885,566)

Low-Duration Bond
Shares sold	2,410,812	7,197,509	1,736,358	10,131,882
Shares reinvested	320,329	549,518	425,569	818,950
Shares redeemed	(2,259,882)	(5,397,894)	(853,542)	(7,872,202)

Net increase	471,259	2,349,133	1,308,385	3,078,630

Medium-Duration Bond
Shares sold	3,728,890	5,082,508	3,397,961	4,647,929
Shares reinvested	1,297,479	725,378	2,151,022	1,406,047
Shares redeemed	(6,539,868)	(6,915,624)	(2,638,135)	(8,957,431)

Net increase (decrease)	(1,513,499)	(1,107,738)	2,910,848	(2,903,455)

Extended-Duration Bond
Shares sold	1,450,978	1,802,684	1,716,122	3,486,474
Shares reinvested	2,566,909	1,075,013	2,028,140	1,132,113
Shares redeemed	(6,720,701)	(10,234,291)	(1,682,883)	(3,286,612)

Net increase (decrease)	(2,702,814)	(7,356,594)	2,061,379	1,331,975

Global Bond
Shares sold		13,971,357		5,063,867
Shares reinvested		931,764		1,042,050
Shares redeemed		(1,865,216)		(1,155,096)

Net increase		13,037,905		4,950,821

Defensive Market Strategies
Shares sold	661,878	6,381,892	1,394,675	5,372,393
Shares reinvested	721,331	3,070,861	357,500	1,246,865
Shares redeemed	(1,607,751)	(4,528,408)	(1,010,990)	(527,398)

Net increase (decrease)	(224,542)	4,924,345	741,185	6,091,860

	Year Ended 12/31/13		Year Ended 12/31/12

	GS2	GS4	GS2	GS4
Equity Index
Shares sold	1,131,793	2,256,224	1,309,015	1,535,150
Shares reinvested	460,083	335,582	400,508	330,280
Shares redeemed	(662,076)	(1,537,196)	(674,532)	(1,761,582)

Net increase	929,800	1,054,610	1,034,991	103,848

Value Equity
Shares sold	2,595,246	4,377,712	1,248,320	2,949,920
Shares reinvested	2,293,663	2,159,615	919,754	839,556
Shares redeemed	(6,218,683)	(12,367,991)	(3,682,506)	(7,027,650)

Net decrease	(1,329,774)	(5,830,664)	(1,514,432)	(3,238,174)

Growth Equity
Shares sold	1,209,794	2,482,933	608,864	2,980,715
Shares reinvested	4,889,718	8,132,474	1,904,890	3,649,389
Shares redeemed	(3,679,257)	(9,363,004)	(1,935,265)	(5,320,301)

Net increase	2,420,255	1,252,403	578,489	1,309,803

Small Cap Equity
Shares sold	674,645	3,097,274	335,769	1,682,203
Shares reinvested	2,205,035	4,671,768	537,278	1,237,825
Shares redeemed	(1,346,815)	(4,452,164)	(866,465)	(3,478,641)

Net increase (decrease)	1,532,865	3,316,878	6,582	(558,613)

International Equity
Shares sold	2,527,358	8,472,335	2,421,769	8,188,523
Shares reinvested	497,233	1,031,763	589,493	1,281,757
Shares redeemed	(6,818,923)	(22,701,043)	(1,678,205)	(5,351,027)

Net increase (decrease)	(3,794,332)	(13,196,945)	1,333,057	4,119,253

Emerging Markets Equity(1)
Shares sold	4,766,135	25,064,445
Shares redeemed	(6,609)	(17,379)

Net increase	4,759,526	25,047,066

Inflation Protected Bond
Shares sold		14,472,849		4,566,757
Shares reinvested		256,571		824,710
Shares redeemed		(5,308,242)		(2,437,517)

Net increase		9,421,178		2,953,950

Flexible Income(2)
Shares sold		10,983,177
Shares reinvested		102,640
Shares redeemed		(229,568)

Net increase		10,856,249

	Year Ended 12/31/13		Year Ended 12/31/12

	GS2	GS4	GS2	GS4
Real Assets(2)
Shares sold		2,902,856
Shares reinvested		26,318
Shares redeemed		(113,145)

Net increase		2,816,029

Real Estate Securities
Shares sold		12,984,775		4,786,237
Shares reinvested		3,225,459		246,062
Shares redeemed		(9,162,135)		(3,358,942)

Net increase		7,048,099		1,673,357

Global Natural Resources Equity(2)
Shares sold		26,918,280
Shares reinvested		328,917
Shares redeemed		(387,108)

Net increase		26,860,089

(1)Inception date was October 31, 2013

(2)Inception date was July 1, 2013

7. BANK BORROWINGS

The Board of Trustees approved the renewal of a credit agreement with Bank of America, N.A. dated November 29, 2013 through November 28, 2014. The agreement permits up to $50 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Bank Prime plus 0.60% or the Wall Street Journal LIBOR One Month Floating Rate plus 1.00%. Each Fund also pays a facility fee equal to its pro rata share of the amount of the credit facility at a rate of 0.23% per annum.

The following Funds borrowed for the year ended December 31, 2013. The repayment amount represents principal and accrued interest.

Fund	Loan Date	Loan Amount	Loan Rate	Repayment Date	Repayment Amount
MyDestination 2055	01/18/13	$250,000	1.021%	01/22/13	$250,034
	10/09/13	250,000	1.174%	10/10/13	250,008
Extended-Duration Bond	06/04/13	1,000,000	1.194%	06/05/13	1,000,033
	08/09/13	15,000,000	1.185%	08/12/13	15,001,481

No other Funds borrowed for the year ended December 31, 2013, and there were no outstanding loans at December 31, 2013.

8. FEDERAL INCOME TAXES

Each Fund’s policy is to comply with all sections of the Internal Revenue Code of 1986, as amended, that apply to regulated investment companies and to distribute substantially all of its taxable income and capital gains to shareholders. No provision for income or excise taxes is thus required. Each Fund is treated as a separate entity for federal income tax purposes.

The Funds may be subject to taxes imposed by countries in which they invest in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the Funds on the sale of securities in certain countries are subject to non-U.S. taxes. The Funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For year ended December 31, 2013, the Emerging Markets Equity Fund accrued non-U.S. taxes on unrealized gains of $111,602.

Management has analyzed the Funds’ tax positions and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to new tax laws, regulations and administrative interpretations (including court decisions). Each of the Funds’ federal tax returns for the prior three fiscal years (years ended December 31, 2010 through December 31, 2012) remains subject to examination by the Internal Revenue Service.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for futures and options transactions, foreign currency transactions, paydowns, losses deferred due to wash sales, straddles and investments in Passive Foreign Investment Companies (“PFIC’s”). Distributions during the year ended December 31, 2013, were characterized as follows for tax purposes:

Fund		Ordinary Income	Long-Term Capital Gain	Total Distribution
MyDestination 2005	2013	$1,430,800	$—	$1,430,800
	2012	1,578,267	—	1,578,267
MyDestination 2015	2013	11,082,375	507,649	11,590,024
	2012	7,838,073	—	7,838,073
MyDestination 2025	2013	13,816,231	11,772,816	25,589,047
	2012	7,215,597	—	7,215,597
MyDestination 2035	2013	6,111,194	9,769,547	15,880,741
	2012	2,242,099	879,202	3,121,301
MyDestination 2045	2013	4,505,425	12,558,112	17,063,537
	2012	1,379,906	660,432	2,040,338
MyDestination 2055	2013	337,035	689,617	1,026,652
	2012	118,877	—	118,877
Conservative Allocation	2013	4,707,701	17,556,365	22,264,066
	2012	5,840,997	688,186	6,529,183
Balanced Allocation	2013	27,828,660	53,077,462	80,906,122
	2012	25,943,077	13,284,081	39,227,158
Growth Allocation	2013	19,778,720	71,013,455	90,792,175
	2012	12,093,852	5,913,471	18,007,323
Aggressive Allocation	2013	18,059,402	40,374,215	58,433,617
	2012	7,350,220	9,829,880	17,180,100
Conservative Allocation I	2013	2,555,600	476,930	3,032,530
	2012	2,141,071	—	2,141,071
Balanced Allocation I	2013	13,881,599	—	13,881,599
	2012	13,614,253	—	13,614,253
Growth Allocation I	2013	9,414,953	—	9,414,953
	2012	5,883,636	—	5,883,636
Aggressive Allocation I	2013	4,675,371	—	4,675,371
	2012	2,288,303	—	2,288,303
Money Market	2013	228,385	—	228,385
	2012	256,904	—	256,904

Fund		Ordinary Income	Long-Term Capital Gain	Total Distribution
Low-Duration Bond	2013	$10,153,806.00	$—	$10,153,806.00
	2012	14,200,533	430,869	14,631,402
Medium-Duration Bond	2013	19,625,346	—	19,625,346
	2012	36,230,589	—	36,230,589
Extended-Duration Bond	2013	16,784,004	15,235,598	32,019,602
	2012	25,350,803	8,562,989	33,913,792
Global Bond	2013	9,497,750	—	9,497,750
	2012	10,523,011	—	10,523,011
Defensive Market Strategies	2013	24,435,473	18,757,192	43,192,665
	2012	14,722,792	2,364,615	17,087,407
Equity Index	2013	6,219,243	4,196,449	10,415,692
	2012	5,289,625	2,667,155	7,956,780
Value Equity	2013	25,431,349	40,067,680	65,499,029
	2012	19,346,383	—	19,346,383
Growth Equity	2013	50,068,100	193,351,088	243,419,188
	2012	2,148,451	95,278,551	97,427,002
Small Cap Equity	2013	39,689,845	66,847,494	106,537,339
	2012	3,052,762	22,280,774	25,333,536
International Equity	2013	21,343,925	—	21,343,925
	2012	22,469,818	—	22,469,818
Inflation Protected Bond	2013	2,068,697	682,106	2,750,803
	2012	7,052,735	2,263,673	9,316,408
Flexible Income	2013	1,028,524	—	1,028,524
Real Assets	2013	258,438	—	258,438
Real Estate Securities	2013	10,582,340	19,896,262	30,478,602
	2012	2,553,245	—	2,553,245
Global Natural Resources Equity	2013	3,127,024	—	3,127,024

At December 31, 2013, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain/ (Capital Loss Carryforward)	Late Year Loss Deferrals	Net Unrealized Appreciation (Depreciation) on Investments
MyDestination 2005	$83,785	$1,356,949	$—	$2,202,178
MyDestination 2015	—	10,218,241	—	35,242,944
MyDestination 2025	78,978	15,609,679	—	53,589,787
MyDestination 2035	68,660	10,599,160	—	38,394,452
MyDestination 2045	60,829	8,242,663	—	28,023,688
MyDestination 2055	5,263	636,071	—	1,036,090
Conservative Allocation	13,257	3,058,599	—	14,498,618
Balanced Allocation	107,105	27,634,774	—	129,598,801
Growth Allocation	197,890	31,187,159	—	113,718,347
Aggressive Allocation	291,461	37,793,564	—	151,067,455
Conservative Allocation I	—	1,154,011	—	(2,728,184)
Balanced Allocation I	5,275,083	(2,089,258)	—	(4,171,921)
Growth Allocation I	1,464,856	7,330,894	—	6,995,407
Aggressive Allocation I	4,390,854	3,534,218	—	6,771,111
Money Market	47,830	—	—	—
Low-Duration Bond	190,509	462,630	—	(5,095,179)
Medium-Duration Bond	1,121,489	(10,419,386)	—	(154,153)
Extended-Duration Bond	154,959	486,133	—	11,717,206
Global Bond	639,097	(7,751,153)	(69,959)	9,266,210

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain/ (Capital Loss Carryforward)	Late Year Loss Deferrals	Net Unrealized Appreciation (Depreciation) on Investments
Defensive Market Strategies	$1,418,808	$3,727,575	$—	$44,120,637
Equity Index	344,212	1,163,051	—	126,006,448
Value Equity	246,220	14,943,180	—	303,141,063
Growth Equity	4,112,762	18,877,835	—	382,685,592
Small Cap Equity	6,278,462	5,659,213	—	100,925,709
International Equity	1,717,147	(45,022,506)	—	224,742,189
Emerging Markets Equity	—	42,811	(1,088,983)	(5,898,907)
Inflation Protected Bond	30,727	(1,141,069)	—	(7,718,462)
Flexible Income	91,204	—	—	517,058
Real Assets	310	315,257	—	(933,274)
Real Estate Securities	—	258,324	(902,246)	(8,027,391)
Global Natural Resources Equity	152,400	—	—	(13,070,671)

For Federal income tax purposes, realized capital losses may be carried forward and applied against future realized capital gains. Capital loss carryovers and their expiration dates, were as follows as of December 31, 2013:

Expiring December 31,	2017	2018	Unlimited	Total
Balanced Allocation I	$—	$2,089,258	$—	$2,089,258
Medium-Duration Bond	—	—	10,419,386	10,419,386
Global Bond	7,751,153	—	—	7,751,153
International Equity	45,022,506	—	—	45,022,506
Inflation Protected Bond	—	—	1,141,069	1,141,069

Under the Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. Such losses are presented in the table above under the column heading “Unlimited.” However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term losses as under previous law.

During the year ended December 31, 2013, the following Funds utilized capital loss carryforwards to offset capital gains:

Carryforward Utilized
MyDestination 2005	$1,881,232
MyDestination 2015	9,086,079
Conservative Allocation I	2,058,253
Balanced Allocation I	15,326,290
Growth Allocation I	7,761,554
Aggressive Allocation I	7,608,540
Global Bond	2,653,072
Value Equity	91,152,620
International Equity	90,064,756

For federal income tax purposes, late year loss deferrals, which will reverse in 2014, were as follows as of December 31, 2013:

	Capital	Ordinary Income	Total
Global Bond	$69,959	$—	$69,959
Emerging Markets Equity	—	1,088,983	1,088,983
Real Estate Securities	902,246	—	902,246

At December 31, 2013, the aggregate cost of investment securities for federal income tax purposes (excluding foreign currency, securities sold short and derivative related items) and the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) were as follows:

Fund	Federal Tax Cost	Net Unrealized Appreciation (Depreciation)	Appreciated Securities	Depreciated Securities
MyDestination 2005	$82,536,368	$2,202,178	$4,246,908	$(2,044,730)
MyDestination 2015	404,850,373	35,242,944	46,791,497	(11,548,553)
MyDestination 2025	491,092,361	53,589,787	65,955,731	(12,365,944)
MyDestination 2035	253,051,178	38,394,452	43,100,470	(4,706,018)
MyDestination 2045	183,540,135	28,023,688	32,591,732	(4,568,044)
MyDestination 2055	15,264,377	1,036,090	1,182,185	(146,095)
Conservative Allocation	304,678,507	14,498,618	19,066,213	(4,567,595)
Balanced Allocation	1,157,909,487	129,598,801	148,640,164	(19,041,363)
Growth Allocation	849,250,331	113,718,347	126,378,074	(12,659,727)
Aggressive Allocation	727,430,531	151,067,455	153,248,924	(2,181,469)
Conservative Allocation I	86,255,258	(2,728,184)	1,981,011	(4,709,195)
Balanced Allocation I	391,078,265	(4,171,921)	33,956,989	(38,128,910)
Growth Allocation I	263,698,821	6,995,407	29,745,586	(22,750,179)
Aggressive Allocation I	181,843,594	6,771,111	19,764,817	(12,993,706)
Money Market	1,368,841,770	—	—	—
Low-Duration Bond	958,827,095	(3,461,607)	4,693,553	(8,155,160)
Medium-Duration Bond	957,317,733	105,716	19,392,718	(19,287,002)
Extended-Duration Bond	286,152,531	11,719,293	18,858,019	(7,138,726)
Global Bond	424,643,921	9,205,070	14,491,005	(5,285,935)
Defensive Market Strategies	544,304,079	46,224,769	53,746,210	(7,521,441)
Equity Index	254,797,719	126,006,448	136,148,274	(10,141,826)
Value Equity	1,146,027,934	303,141,063	349,488,855	(46,347,792)
Growth Equity	1,188,976,548	382,685,592	397,071,101	(14,385,509)
Small Cap Equity	630,223,255	100,923,238	112,365,530	(11,442,292)
International Equity	1,320,249,884	236,062,176	299,051,161	(62,988,985)
Emerging Markets Equity	310,508,335	(6,131,451)	7,006,095	(13,137,546)
Inflation Protected Bond	282,552,585	(7,672,098)	571,457	(8,243,555)
Flexible Income	107,053,439	517,058	747,683	(230,625)
Real Assets	28,510,729	(933,274)	23,030	(956,304)
Real Estate Securities	265,822,561	(8,023,627)	3,985,185	(12,008,812)
Global Natural Resources Equity	329,679,109	(13,070,871)	7,919,500	(20,990,371)

The differences between book basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and investments in PFIC’s.

At December 31, 2013, capital contributions, accumulated undistributed net investment income and accumulated net realized gain (loss) from investments have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatments of PFICs, paydown losses, net operating losses, swaps, foreign currency transactions, distributions received from regulated investment companies, defaulted bonds, reclassifications of dividends paid and non-deductible expenses.

The following amounts were reclassified within the capital accounts:

Fund	Paid in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments, Currency Translations and Derivative Transactions
MyDestination 2005	$—	$675,232	$(675,232)
MyDestination 2015	—	5,343,266	(5,343,266)
MyDestination 2025	—	7,410,221	(7,410,221)
MyDestination 2035	—	3,276,328	(3,276,328)
MyDestination 2045	—	2,620,682	(2,620,682)
MyDestination 2055	(364)	204,135	(203,771)
Conservative Allocation	—	1,853,778	(1,853,778)
Balanced Allocation	—	11,269,401	(11,269,401)
Growth Allocation	—	9,189,205	(9,189,205)
Aggressive Allocation	—	10,702,757	(10,702,757)
Conservative Allocation I	—	590,161	(590,161)
Balanced Allocation I	—	4,488,148	(4,488,148)
Growth Allocation I	—	3,990,638	(3,990,638)
Aggressive Allocation I	—	3,766,916	(3,766,916)
Low-Duration Bond	—	(230,981)	230,981
Medium-Duration Bond	—	1,102,045	(1,102,045)
Extended-Duration Bond	—	731,583	(731,583)
Global Bond	—	(2,278,226)	2,278,226
Defensive Market Strategies	(252)	310,715	(310,463)
Equity Index	—	887	(887)
Value Equity	—	2,105	(2,105)
Growth Equity	—	2,467,471	(2,467,471)
Small Cap Equity	—	746,938	(746,938)
International Equity	—	(3,189,961)	3,189,961
Emerging Markets Equity	(254,800)	(989,047)	1,243,847
Inflation Protected Bond	—	4,093	(4,093)
Flexible Income	(1,000)	5,324	(4,324)
Real Assets	(1,257)	151,335	(150,078)
Real Estate Securities	—	206,469	(206,469)
Global Natural Resources Equity	(1,000)	538,812	(537,812)

Net investment income, net realized gain (loss) on investments and net assets were not affected by these reclassifications.

9. MARKET AND CREDIT RISK

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where the risk of potential loss exists due to changes in the market (market risk) or due to the failure of the other party to a transaction to perform (credit and counterparty risks).

Market Risks — A Fund’s investments in derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

The market values of equities, such as common stocks and preferred stocks, or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. Market values may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

A Fund’s investments in commodity-linked derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks — A Fund will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. The investment advisers minimize counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the Counterparty Risk Committee prior to entering into transactions with a third party. All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

10. OUT OF PERIOD ADJUSTMENT

The Statement of Operations contains an out of period adjustment to Investment Income. GuideStone Capital Management was notified of a clerical error by a third party service provider in certain Select Funds that are identified in the table below. The adjustment includes amounts due to the Funds from the years 2004 to 2013. This resulted in an understatement of Total Investment Income on the Statement of Operations for each year. As management believes that this error was not material to prior years’ financial statements and that the impact of recording the error in the current year is not material to the Funds’ financial statements, the Funds recorded the cumulative adjustment in the current year.

Payment Amount
Money Market	$36,613
Low-Duration Bond	199,296
Medium-Duration Bond	348,413
Extended-Duration Bond	156,881
Global Bond	52,815
Defensive Market Strategies	31,058
Equity Index	67,963
Value Equity	269,107
Growth Equity	333,638
Small Cap Equity	393,800
International Equity	387,891
Emerging Markets Equity	1,189
Inflation Protected Bond	31,810
Real Estate Securities	62,221
Global Natural Resources Equity	6,927

11. SUBSEQUENT EVENTS

Subsequent events have been evaluated through the date that the financial statements were available to be issued. Except as described in Note 10, above, all subsequent events determined to be relevant and material to the financial statements have been appropriately recorded or disclosed.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and

Shareholders of GuideStone Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MyDestination 2005 Fund, MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund, MyDestination 2055 Fund, Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund, Aggressive Allocation Fund, Conservative Allocation Fund I, Balanced Allocation Fund I, Growth Allocation Fund I, Aggressive Allocation Fund I, Money Market Fund, Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Inflation Protected Bond Fund, Global Bond Fund, Defensive Market Strategies Fund, Equity Index Fund, Real Estate Securities Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund, International Equity Fund, Emerging Markets Equity Fund, Real Assets Fund, Flexible Income Fund, and Global Natural Resources Equity Fund (constituting GuideStone Funds, hereafter referred to as the “Trust”) at December 31, 2013, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, brokers and transfer agent of the investee funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

March 1, 2014

NOTICE TO SHAREHOLDERS (Unaudited)

Each Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders of the federal tax status of distributions received by each Fund’s shareholders. During the year ended December 31, 2013, the Funds hereby designate the following dividends and distributions paid by each of the Funds:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
MyDestination 2005	$1,430,800	$—	$—
MyDestination 2015	11,082,375	507,649	—
MyDestination 2025	13,816,231	11,772,816	—
MyDestination 2035	6,111,194	9,769,547	—
MyDestination 2045	4,505,425	12,558,112	—
MyDestination 2055	337,035	689,617	—
Conservative Allocation	4,707,701	17,556,365	—
Balanced Allocation	27,828,660	53,077,462	—
Growth Allocation	19,778,720	71,013,455	—
Aggressive Allocation	18,059,402	40,374,215	—
Conservative Allocation I	2,555,600	476,930	—
Balanced Allocation I	13,881,599	—	—
Growth Allocation I	9,414,953	—	—
Aggressive Allocation I	4,675,371	—	—
Money Market	228,385	—	—
Low-Duration Bond	10,153,806	—	—
Medium-Duration Bond	19,625,346	—	—
Extended-Duration Bond	16,784,004	15,235,598	—
Global Bond	9,497,750	—	—
Defensive Market Strategies	24,435,473	18,757,192	—
Equity Index	6,219,243	4,196,449	—
Value Equity	25,431,349	40,067,680	—
Growth Equity	50,068,100	193,351,088	—
Small Cap Equity	39,689,845	66,847,494	—
International Equity	21,343,925	—	—
Inflation Protected Bond	2,068,697	682,106	—
Flexible Income	1,028,524	—	—
Real Assets	258,438	—	—
Real Estate Securities	10,582,340	19,896,262	—
Global Natural Resources Equity	3,127,024	—	—

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes. Long-term capital gain distributions are taxable as capital gain dividends.

NOTICE TO SHAREHOLDERS (Continued)

The following percentages of ordinary income dividends paid for the year ended December 31, 2013, have been designated as qualified for the reduced tax rate under The Job and Growth Tax Relief Reconciliation Act of 2003.

Fund
MyDestination 2005	21.16%
MyDestination 2015	21.52%
MyDestination 2025	25.03%
MyDestination 2035	32.94%
MyDestination 2045	34.74%
MyDestination 2055	32.78%
Conservative Allocation	17.60%
Balanced Allocation	22.05%
Growth Allocation	33.18%
Aggressive Allocation	44.36%
Conservative Allocation I	12.96%
Balanced Allocation I	22.14%
Growth Allocation I	36.29%
Aggressive Allocation I	68.25%
Defensive Market Strategies	25.60%
Equity Index	77.94%
Value Equity	88.35%
Growth Equity	17.22%
Small Cap Equity	5.55%
International Equity	100.00%
Real Assets	7.89%
Real Estate Securities	4.81%
Global Natural Resources Equity	32.93%

All above designations are based on financial information available as of the date of this annual report, and accordingly, are subject to change. It is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

FUND MANAGEMENT (Unaudited)

Information pertaining to the Trustees and officers of the Trust is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling 1-888-98-GUIDE (1-888-984-8433).

Name, (DOB), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trusteee
INDEPENDENT TRUSTEES
Michael R. Buster (1957) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2002	Executive Pastor, Prestonwood Baptist Church, 1989 - present.	31	Ouachita Baptist University - Board of Trustees Member
Carson L. Eddy (1943) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2011	Partner in Charge (Orlando office), Carr, Riggs & Ingram, LLC, 2007 - 2014 – Certified Public Accountants; President, Quantum Consulting Group LLC, 2000 - 2013.	31	N/A
William Craig George (1958) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2004	Chief Credit Officer, CapStone Bank, 2011 - present; Executive Vice President/ Regional Credit Officer, SunTrust Bank, 1995 - 2011.	31	N/A
Grady R. Hazel (1947) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2011	G400 Field Representative, American Institute of Certified Public Accountants, 2012 - present; Executive Director, Society of Louisiana CPAs, 1995 - 2012.	31	Neighbors Federal Credit Union — Board of Directors Member and Chairman of Audit Committee; Stonetrust Commercial Insurance Company — Board of Directors Member and Member of Audit Committee
Joseph A. Mack (1939) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2002	Retired - Director, Office of Public Policy, South Carolina Baptist Convention, 1999 - 2011.	31	N/A
Franklin R. Morgan (1943) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2005	Retired - Senior Vice President, Director of International Administration, Prudential Securities, Inc., January 1962 - May 2003.	31	N/A
Kyle Tucker (1981) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2013	Vice President and Financial Advisor - CAPTRUST Financial Advisors, 2006 - Present.	31	N/A
INTERESTED TRUSTEES[2,3]
Thomas G. Evans (1961) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2012	Appraiser, Manager and Owner, Encompass Financial Services, Inc., 1985 – present, President and Owner, Custom Land Management, LLC, 1984 – present; Manager, Private Partners Opportunity Fund, LLC, 2011 – present.	31	GuideStone Financial Resources – Board of Trustees Member, June 2010 – present; Baptist Foundation of Oklahoma, Board of Directors Member and Chairman, 2004 – present; Pioneer Spirit Foundation – Board of Trustees Member, 1993 – present; GuideStone Capital Management, LLC, Board of Directors Member, July 2011 – July 2012
James W. Hixson (1931) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2010	Retired	31	GuideStone Financial Resources – Board of Trustees Member, June 2008 – present; GuideStone Advisors – Board of Directors Member, July 2008 – present; GuideStone Financial Services – Board of Directors Member, July 2008 – present

FUND MANAGEMENT (Continued)

Name, (DOB), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trusteee
OFFICERS WHO ARE NOT TRUSTEES[4]
Ron W. Bass (1966) 2401 Cedar Springs Road Dallas, TX 75201-1407 Chief Compliance Officer and AML Officer.	Since 2009	Director of Broker/Dealer and RIA Compliance, GuideStone Financial Resources, June 2009 – present; Manager of Broker/Dealer and RIA Compliance, GuideStone Financial Resources, 2008 – May 2009.	N/A	N/A
Jeffrey P. Billinger (1946) 2401 Cedar Springs Road Dallas, TX 75201-1407 Vice President and Treasurer	Since 2000	Vice President, Treasurer and Chief Financial Officer, GuideStone Financial Resources, 1995 - present.	N/A	N/A
Rodric E. Cummins (1957) 2401 Cedar Springs Road Dallas, TX 75201-1407 Vice President and Investment Officer	Since 2000	Vice President and Chief Investment Officer, GuideStone Financial Resources, 1998 - present.	N/A	N/A
Ronald C. Dugan, Jr. (1962) 2401 Cedar Springs Road Dallas, TX 75201-1407 Vice President and Investment Officer	Since 2010	Vice President and Chief Strategic Investment Officer, GuideStone Financial Resources, 2013 - present; Director of Global Investment Strategies, GuideStone Financial Resources, 2010 - 2013; Managing Director, Equities, Russell Investments, 2000 - 2010.	N/A	N/A
John R. Jones (1953) 2401 Cedar Springs Road Dallas, TX 75201-1407 President	Since 2000	Executive Vice President and Chief Operating Officer, GuideStone Financial Resources, 1997 - present.	N/A	N/A
Cherika N. Latham(1982) 2401 Cedar Springs Road Dallas, TX 75201-1407 Chief Legal Officer and Secretary	Since 2013	Assistant Secretary, GuideStone Financial Resources, 2008 - present.	N/A	N/A
Patricia A. Weiland (1959) 2401 Cedar Springs Road Dallas, TX 75201-1407 Vice President - Fund Operations and Sales	Since 2000	Officer, Financial Solutions and Services, GuideStone Financial Resources, 2006 - January 2014; Director, Mutual Funds, GuideStone Financial Resources, 2000 - 2006.	N/A	N/A
[1]

Each Independent Trustee serves until his or her resignation, removal or mandatory retirement. Each Interested Trustee serves until his or her resignation, removal or mandatory retirement or until he or she ceases to be a member of the board of trustees of GuideStone Financial Resources. All Trustees must retire after reaching the age of seventy-seven years or after achieving ten years of service, whichever occurs last. Officers serve at the pleasure of the Board of Trustees.

[2]

The Trust pays no compensation to the Trustees. The Trust reimburses the Trustees for any expenses incurred in attending meetings. The Trust does not compensate the officers for the services they provide to the Funds.

[3]

Messrs. Evans and Hixson are “interested persons” of the Trust as the term is defined in the Investment Company Act of 1940, due to their positions on the Board of Trustees of GuideStone Financial Resources.

[4]	The officers of the Trust may be deemed to be affiliates of the Adviser due to their positions with the Adviser and/or GuideStone Financial Resources.

PROXY VOTING

A description of the policies and procedures that GuideStone Funds uses to determine how to vote proxies relating to their portfolio securities as well as information regarding how GuideStone Funds voted proxies during the most recent 12-month period ended June 30 is available without charge by calling 1-888-98-GUIDE (1-888-984-8433), by visiting our website at www.GuideStoneFunds.org or by visiting the SEC’s website at www.sec.gov.

FORM N-MFP

Beginning December 2009, the GuideStone Money Market Fund began filing Form N-MFP with the SEC. Form N-MFP is filed on a monthly basis by money market mutual funds and includes detailed information about a money market fund’s investments and the market-based price of its portfolio known as its “shadow NAV” or mark-to-market valuation. The portfolio holdings information is posted on our website, www.GuideStoneFunds.org within five business days after the end of the month. Form N-MFP is made available online with a 60-day delay at www.sec.gov.

QUARTERLY SCHEDULES OF INVESTMENTS

In addition to the semi-annual and annual reports that GuideStone Funds delivers to shareholders and makes available through its website, GuideStone Funds files a complete schedule of portfolio holdings with the SEC for each Fund’s first and third fiscal quarters on Form N-Q. GuideStone Funds does not deliver the schedule for the first and third fiscal quarters to shareholders; however, the schedule is posted to our website, www.GuideStoneFunds.org. You may also obtain the Form N-Q filings by accessing the SEC’s website at www.sec.gov or copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) 732-0330. You can also request copies of this information, upon payment of a fee for duplication, at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

BOARD REVIEW OF THE CONTINUATION OF THE ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Unaudited)

As required by the Investment Company Act of 1940, as amended (the “1940 Act”), the Board of Trustees (the “Board”) of GuideStone Funds (the “Trust”), including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustees”), recently considered the renewal of (i) the investment advisory agreement between GuideStone Capital Management (the “Adviser” or “GSCM”) and the Trust on behalf of the Date Target, Asset Allocation and Select Funds (each a “Fund” and together, the “Funds”) (the “Advisory Agreement”); (ii) the sub-advisory agreements among the Adviser, each sub-adviser and the Trust on behalf of each Select Fund; (iii) the sub-advisory agreement among the Adviser, Parametric Portfolio Associates LLC, d/b/a The Clifton Group (“The Clifton Group”) and the Trust on behalf of each Fund participating in the cash overlay program (“Cash Overlay Program”); (iv) the sub-advisory agreements for AQR Capital Management, LLC (“AQR”) (emerging markets mandate), Genesis Asset Managers, LLP (“GAM”) and The Clifton Group (Canadian mandate) on behalf of the International Equity Fund for a period not to exceed December 1, 2013; and (v) the amended sub-advisory fee schedule for RS Investment Management Co. LLC (“RS Investments”) on behalf of the Global Natural Resources Equity Fund (Items ii, iii, iv and v referred to collectively as the “Sub-Advisory Agreements”). The Advisory Agreement and the Sub-Advisory Agreements presented for renewal (collectively, the “Agreements”) were approved for an additional one-year term, except as noted, at a meeting of the Board held on September 12-13, 2013. The Board’s decision to approve the Agreements reflects the exercise of its business judgment to continue each existing arrangement. In approving the Agreements, the Board considered information provided by the Adviser, each applicable sub-adviser and a consulting firm engaged by the Adviser with the assistance and advice of counsel to the Independent Trustees and counsel to the Trust. Because each was approved for an initial two-year term at a meeting of the Board held on February 28-March 1, 2013 (as discussed below), the following agreements were not subject to annual renewal at the September 12-13, 2013 Board meeting: (i) the advisory or any sub-advisory agreements for the Real Assets Fund, Flexible Income Fund, Global Natural Resources Equity Fund or Emerging Markets Equity Fund; and (ii) the sub-advisory agreements for the Growth Equity Fund with Brown Advisory, LLC and the Small Cap Equity Fund with RBC Global Asset Management (U.S.) Inc.

The Board’s consideration of various factors and its conclusions with respect to such factors formed the basis for the Board’s determination to continue the Agreements. The factors considered by the Board included, but were not limited to: (i) the resources of the Adviser or sub-adviser; (ii) the experience and expertise of the Adviser or sub-adviser; (iii) the financial capabilities of the Adviser or sub-adviser; (iv) the compliance procedures and history of the Adviser or sub-adviser; (v) the performance of the Fund or portfolio account in comparison to relevant benchmarks, similarly managed funds and the Adviser’s or sub-adviser’s other clients; (vi) the costs of the services to be provided by the Adviser or sub-adviser; (vii) the amount of the contractual advisory fee in comparison to similarly managed funds and the Adviser’s or sub-adviser’s other clients and the effect of any fee waiver and expense reimbursement arrangements; (viii) the total expenses of the Fund in comparison to similarly managed funds and the use of past and anticipated expense caps; (ix) the profitability of the Adviser or sub-adviser with respect to the Fund or portfolio account and its overall business as well as the effect of fee waivers and expense caps on profitability; (x) the extent of any economies of scale and whether the fee structure reflects such economies of scale through breakpoints; (xi) the existence of any collateral benefits realized by the Adviser and sub-advisers, such as affiliated brokerage arrangements or the use of soft dollars; and (xii) the existence of any collateral benefits realized by the Fund resulting from its relationship with the Adviser and sub-advisers. In its decision to renew the Agreements, the Board was also mindful of the potential disruptions of the Trust’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an Agreement. The Board also evaluated whether the approval of an Agreement is in the best interests of each Fund and its shareholders. No one factor was determinative in the Board’s consideration of the Agreements.

The Board undertook a review of the terms of the Agreements and the nature, extent and quality of the services provided by the Adviser and each applicable sub-adviser. The Board conducted its analysis on a Fund-by-Fund basis with respect to the Adviser and each applicable sub-adviser. The Adviser provided the Board with substantial detailed information in the form of reports about each Date Target Fund, Asset Allocation Fund, Select Fund, applicable sub-advisory firm and the Adviser prior to and during the meeting, which addressed the factors listed previously. The Adviser also provided additional information about the

Adviser and each sub-adviser in presentations made during the meeting and responded to questions from the Trustees. In addition, the Independent Trustees met separately in executive session with counsel to the Independent Trustees to discuss and consider information presented in connection with the continuation of the Agreements as well as the Trustees’ responsibilities and duties in approving the Agreements.

BOARD APPROVAL OF CONTINUATION OF ADVISORY AGREEMENT WITH GSCM

In considering the renewal of the existing Advisory Agreement with GSCM, the Board took into account all the materials provided prior to and during the meeting, the presentations made during the meeting and the comprehensive discussions during the meeting, including the discussions between the Independent Trustees and their independent legal counsel during the executive session. More specifically, the Board examined the nature, extent and quality of the services to be provided by the Adviser to the Funds. The Board evaluated the Adviser’s experience in serving as an investment adviser, including overseeing and managing the allocation of each Fund’s assets among the sub-advisers and continually reviewing the investment performance of each Fund, the nature and quality of the services provided by each sub-adviser for that Fund, and recommending changes to the sub-advisers as and when appropriate. The Board considered the experience of key personnel at the Adviser in providing investment management and administrative services and the systems used by such persons and the ability of the Adviser to attract and retain capable personnel. The Board considered the reputation, compliance history, compliance program and financial condition of the Adviser. The Board also considered the terms of the advisory and sub-advisory agreements and the responsibilities that the Adviser has as investment adviser to the Funds, including oversight of sub-adviser compliance with each Fund’s policies and objectives, oversight of general Fund compliance, including compliance with social restrictions and the implementation of Board directives as they relate to the Funds. The Board concluded that each Fund is likely to benefit from the nature, extent and quality of these services as a result of the Adviser’s experience, personnel, operations and resources. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors deliberated upon, among others.

The Board also reviewed a memorandum prepared by a consulting firm engaged by the Adviser for, among other things, supplying research on expense comparisons and investment performance of other similar funds. The memorandum compared each Date Target, Asset Allocation and Select Fund with other funds having the same investment style or objective, and compared the share class of each Fund with other funds in the same distribution channel. The Board analyzed the comparative expense information for each Fund and the performance information for each Select Fund in the memorandum, including comparative expense information for each Fund based on a sampling of funds similar in asset size. The Board considered the comparative fee and expense information that had been provided in its evaluation of the management fees charged to each Fund.

The Board examined fee and expense information for the Select Funds, as compared to other funds in the Funds’ asset-stratified peer groups for the GS4 Class as of June 30, 2013. The Board determined that the management fees (combined advisory and sub-advisory fees) net of any fee waiver or expense reimbursement, for each Select Fund were the same as, or lower, than the median management fees for other mutual funds in the Fund’s asset-stratified peer group, except for the Medium-Duration Bond, Defensive Market Strategies, Equity Index, Value Equity, Growth Equity, Small Cap Equity and International Equity Funds. The Board took into account that the management fees, net of any fee waiver or expense reimbursement, for the Low-Duration Bond, Extended-Duration Bond, Global Bond and Real Estate Securities Funds ranked in the second quartile, and the Money Market and Inflation Protected Bond Funds ranked in the first quartile among similar funds at similar asset levels. The Board also considered that the management fees, net of any fee waiver or expense reimbursement, for the Medium-Duration Bond, Defensive Market Strategies, Equity Index and Value Equity Funds ranked in the third quartile; and the Growth Equity, Small Cap Equity and International Equity Funds ranked in the fourth quartile, among similar funds at similar asset levels. The Board also evaluated the total expense ratios for other funds in the Funds’ asset-stratified peer groups and determined that each Fund’s total expense ratio, with the exception of the Money Market, Defensive Market Strategies and International Equity Funds, was lower than the median total expense ratio for such other funds. The Board took into account that the total expense ratio for the International Equity Fund ranked in the third quartile; and the Money Market and Defensive Market Strategies Funds ranked in the fourth quartile, among similar funds at similar asset levels.

The Board also examined fee and expense information for the Select Funds, as compared to other funds in the peer groups for the GS2 Class as of June 30, 2013. The Board determined that the management fees, net of any fee waiver or expense reimbursement, for each Select Fund were the same as, or lower than, the median management fees for other mutual funds in each Fund’s broad peer group, except for the Money Market, Defensive Market Strategies, Equity Index, Growth Equity, Small Cap Equity and International Equity Funds. The Board noted that the management fees, net of any fee waiver or expense reimbursement, for the Low-Duration Bond, Extended-Duration Bond and Value Equity Funds ranked in the second quartile; the Money Market, Medium-Duration Bond and Equity Index Funds ranked in the third quartile; and the Defensive Market Strategies, Growth Equity, Small Cap Equity and International Equity Funds ranked in the fourth quartile. The Board also evaluated the total expense ratios for other funds in each Fund’s broad peer group and determined that each Fund’s total expense ratio was the same as, or lower than, the median total expense ratio for such other funds, except for the Money Market, Defensive Market Strategies, Equity Index, Growth Equity, Small Cap Equity and International Equity Funds. The Board took into account that the total expense ratios for the Money Market, Equity Index, Growth Equity, Small Cap Equity and International Equity Funds ranked in the third quartile and the Defensive Market Strategies Fund ranked in the fourth quartile.

The Board also examined fee and expense information for the Date Target Funds and the Asset Allocation Funds, as compared to other funds in the Funds’ asset-stratified peer groups for the GS4 Class of the Date Target Funds and the GS2 and GS4 Classes of the Asset Allocation Funds as of June 30, 2013. The Board determined that the management fees, net of any fee waiver or expense reimbursement, for each Date Target Fund were lower than the median management fees for other mutual funds in each Fund’s asset-stratified peer group and that the total expense ratios for each Date Target Fund were lower than the median total expense ratio (top quartile) for such other funds. For the Asset Allocation Funds, the Board determined that the management fees, net of any fee waiver or expense reimbursement, for each Asset Allocation Fund for both the GS2 and GS4 Classes were higher than the median management fees for other mutual funds in each Fund’s asset-stratified peer group but that the total expense ratios for each Asset Allocation Fund for both the GS2 and GS4 Classes were lower than the median total expense ratio for such other funds.

The Board examined the performance information for the GS4 Class of the Select Funds compared to the relevant benchmark and to Morningstar peer rankings, specifically for the three-, five- and 10-year average annual total returns for the period ended June 30, 2013. Among Morningstar peers, the Board noted that the average annual total returns for the three-, five- and 10-year periods ended June 30, 2013, for the Money Market Fund ranked in the first quartile. For the period ended June 30, 2013, the Board noted that for the three-year average annual total returns the Global Bond, Real Estate Securities, Value Equity, Growth Equity and Small Cap Equity Funds ranked in the first quartile; the Low-Duration Bond, Medium-Duration Bond and Extended-Duration Bond Funds ranked in the second quartile; the Inflation Protected Bond Fund ranked in the third quartile; and the International Equity Fund ranked in the fourth quartile. For the five-year average annual total return for the period ended June 30, 2013, the Board noted that the Medium-Duration Bond, Extended-Duration Bond and Global Bond Funds ranked in the first quartile; the Low-Duration Bond, Real Estate Securities, Value Equity, Growth Equity and Small Cap Equity Funds ranked in the second quartile; and the International Equity Fund ranked in the third quartile. For the 10-year average annual total return period ended June 30, 2013, the Board noted that the Medium-Duration Bond and Extended-Duration Bond Funds ranked in the first quartile; the Low-Duration Bond, Value Equity and International Equity Funds ranked in the second quartile; and the Growth Equity and Small Cap Equity Funds ranked in the third quartile. The Board recognized the inception dates of the Inflation Protected Bond Fund (2009), Global Bond Fund (2006), Defensive Market Strategies Fund (2011) and Real Estate Securities Fund (2006), and noted that the 10-year average annual total return information for the Global Bond and Real Estate Securities Funds and the five- and 10-year average annual total return information for the Inflation Protected Bond and Defensive Market Strategies Funds was not available.

The Board then examined the performance information presented in the relevant meeting materials for the GS4 Class of each Asset Allocation Fund compared to the relevant benchmark and to Lipper peer rankings for the three-, five- and 10-year periods ended June 30, 2013, and for the Date Target Funds for the three- and five-year periods ended June 30, 2013. Among Lipper peers, the Board noted that the Conservative Allocation Fund ranked in the fourth quartile for the three- and 10-year periods and the third quartile for the five-year period ended June 30, 2013; the Balanced Allocation Fund ranked in the second quartile for the five- and 10-year periods and the third quartile for the three-year period ended June 30, 2013; the Growth Allocation Fund ranked in the second quartile for the three-, five- and 10-year periods ended June 30, 2013; and the Aggressive Allocation Fund ranked in the first quartile for the three-year period, and the third quartile for the five- and ten-year periods ended June 30, 2013.

The Board also noted that the MyDestination 2015, 2025, 2035 and 2045 Funds each ranked in the first quartile among Lipper peers for the three-year period ended June 30, 2013; and the MyDestination 2005 Fund ranked in the third quartile among Lipper peers for the same period. Among Lipper peers for the five-year period ended June 30, 2013, the Board noted that the MyDestination 2015 and 2025 Funds each ranked in the first quartile among Lipper peers for the five-year period ended June 30, 2013; and the MyDestination 2005, 2035 and 2045 Funds each ranked in the second quartile among Lipper peers for the same period.

The Board considered the costs to GSCM of serving as the Adviser to the Funds, including the costs associated with the personnel, systems and equipment necessary to manage the Funds in accordance with the existing Advisory Agreement. The Board considered the anticipated revenues that GSCM expected to receive for serving as the Adviser to the Funds, the fact that any profit realized by the Adviser is forwarded to its affiliate, GuideStone Financial Resources, which for many years had operated at a deficit with respect to the Trust. The Board also considered the profitability estimates for the Adviser, first without taking into account sub-advisory fees, and second, taking into account sub-advisory fees. The Board then considered whether any direct or indirect collateral benefits inured to either the Adviser or the Trust as a result of their affiliation with one another. In light of these considerations, the Board concluded that any profits realized in connection with the Adviser’s services appeared reasonable.

The Board considered the extent to which the advisory fee to be paid to the Adviser reflected economies of scale. The Board noted that all of the Funds are subject to an expense cap and considered the amount of any fees waived by the Adviser for each Fund and the total amount of fees waived for the Trust as a whole during the past year. The Board also noted that the total expense ratios net of any fee waiver and expense reimbursement were below the median total expense ratio for other similar funds at the same asset levels for the GS4 Class, except for the Money Market, Defensive Market Strategies and International Equity Funds. Based on their review, the Board concluded that each Fund’s advisory fee was reasonable.

Based on all of the information presented to the Board and its consideration of relevant factors, the Board concluded that the fee paid to the Adviser by each Fund was reasonable, and in the exercise of its business judgment, determined to approve the continuation of the Advisory Agreement for each Fund. The Board also determined that approval of the continuation of each Advisory Agreement is in the best interests of each Fund and its shareholders.

BOARD APPROVAL OF CONTINUATION OF SUB-ADVISORY AGREEMENTS FOR THE SELECT FUNDS AND THE FUNDS PARTICIPATING IN THE CASH OVERLAY PROGRAM

In considering the existing Sub-Advisory Agreements with each of the applicable sub-advisers, the Board took into account the materials provided prior to and during the meeting, the presentations made during the meeting and the extensive discussions during the meeting, including the discussions the Independent Trustees had during their executive sessions with their independent legal counsel. The Board also took into account the Investment Management Committee’s (the “Committee”) review of information related to the Trust’s sub-advisers, questions submitted by the Committee to Trust management regarding various sub-advisers, Trust management’s responses to those questions and recommendations made by the Committee. More specifically, the Board examined the nature, extent and quality of the services to be provided by the sub-advisers. The Board evaluated each sub-adviser’s experience in serving as a sub-adviser to a Fund. The Board noted that each sub-adviser currently provides investment advice to various clients, including, in some cases, other pooled investment vehicles. The Board noted the experience of key personnel at each sub-adviser in providing investment management services and the systems used by such persons and the ability of each sub-adviser to attract and retain capable personnel. The Board noted the reputation, compliance history, compliance program and financial condition of each sub-adviser. The Board also noted the terms of the existing Sub-Advisory Agreements and the responsibilities that each sub-adviser has towards a Fund, including the responsibility of the day-to-day management of the investment portfolio of each Fund, compliance with each Fund’s policies and objectives and the implementation of Board directives as they relate to the Funds. The Board also took into account the overall structure of each Fund and the particular role each sub-adviser plays in that structure and in achieving each Fund’s overall investment objective. The Board also noted that market conditions presented challenges for certain active management strategies during recent periods. The Board concluded that each Fund is likely to benefit from the nature, extent and quality of these services as a result of each sub-adviser’s experience, personnel, operations and resources. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors deliberated upon, among others.

The Board examined performance information for each segment of a Fund managed by a sub-adviser. The Board noted that, for many of the sub-advisers, the performance record of the segment of the Fund managed by the sub-adviser compared favorably to the relevant benchmark, the composite performance for the sub-adviser’s clients (on a gross fee basis) and the peer universe of similarly managed funds for the period of time the sub-adviser performed advisory services on behalf of the Fund. In cases where the sub-adviser’s performance lagged behind the relevant benchmark, the Board also considered more recent investment performance, performance measured against other relevant benchmarks or how the sub-adviser’s strategy deviated from the composition of the benchmark, any recent reductions in the sub-advisory fee, and the role each sub-adviser plays in that structure and in achieving each Fund’s overall investment objective.

The Board also noted that, in certain cases, market trends due to the economic downturn have contributed to the underperformance of certain sub-advisers. The Board concluded that, although past performance is no guarantee of future performance, the performance of each Fund was satisfactory and the Funds were likely to benefit from each sub-adviser continuing to serve as a sub-adviser to the Trust’s Funds.

The Board also examined the fee schedule for each sub-adviser, noting how the fee levels charged to the Trust compared with available information about fees charged by the sub-advisers to their other similarly situated clients, which in many cases include separately managed accounts, as well as how the sub-adviser fee levels for each Select Fund compared to the median sub-advisory fee for the peer universe of similarly managed funds.

The Board also took into account the profitability and the financial capability of each sub-adviser in light of information presented at the meeting. In light of these considerations, the Board concluded that the profits realized by each sub-adviser who completed a profitability questionnaire appeared reasonable. For those sub-advisers that did not provide profitability information, the Board relied upon other relevant information, particularly the independent negotiation of the fee schedules, the level of the fees and the sub-adviser’s performance history. The Board noted that, based on the Adviser’s representations, the financial statements of the sub-advisers did not appear to raise any significant concerns regarding the financial capability of those sub-advisers. The Board also considered the Adviser’s representations in the materials prepared for the meeting that to its knowledge no sub-adviser experienced any material change in its financial condition since the date of its most recent audited financial statements, and took into account the Adviser’s representation that it would continue to monitor the financial condition of each sub-adviser.

The Board considered the extent to which sub-adviser fees to be paid to each sub-adviser reflected economies of scale. The Board noted that each sub-adviser’s fee schedule either reflected economies of scale by reducing the fee on assets in excess of certain stated breakpoints or the fee level negotiated was below or on par with the standard fee level for the sub-adviser.

In evaluating the benefits that are expected to accrue to each sub-adviser through its relationship as sub-adviser to a Select Fund, the Board noted that certain sub-advisers allocate portfolio brokerage to affiliated broker-dealers that receive commissions from the execution of Fund trades. The Board also noted that certain sub-advisers expect to benefit from “soft dollar” arrangements by which brokers will provide research and other services to the sub-adviser in exchange for commissions on trades of the portfolio securities of the Select Fund. The Board considered whether any direct or indirect collateral benefits inured to the Trust as a result of its affiliation with each sub-adviser.

With respect to the conditional sub-advisory agreement extensions for AQR, GAM and The Clifton Group, the Board noted that the terminations of these sub-advisers were necessary in order to effectuate the restructuring of the International Equity Fund and the launch of the Emerging Markets Equity Fund. The Board noted that because the restructuring of the International Equity Fund was not scheduled to occur until after the expiration of the current sub-advisory agreements with AQR, GAM and The Clifton Group, the Board approved the continuance of the sub-advisory agreements for AQR (with respect to the emerging markets mandate only), GAM and The Clifton Group (with respect to the Canadian mandate only) for a limited period not to exceed December 1, 2013 in order to effectuate an orderly transition of assets for those accounts.

With respect to the amended sub-advisory fee schedule for RS Investments on behalf of the Global Natural Resources Equity Fund, the Board noted that the new fee schedule would not change the total fees the Fund would pay to the firm at current and anticipated asset levels, but rather would modify the tier levels previously approved by the Board and provide for a fourth tier level. The Board noted that RS Investments would likely not offer the Fund enough additional capacity to reach these higher tier breakpoints and therefore, the Fund will likely not be able to take advantage of these fee reductions in the future.

Based on all of the information presented to the Board and its consideration of relevant factors, the Board, in the exercise of its reasonable business judgment, determined to approve the continuation of each Sub-Advisory Agreement. The Board also determined that approval of the continuation of each Sub-Advisory Agreement is in the best interest of each Select Fund and each Fund participating in the Cash Overlay Program and their respective shareholders.

BOARD REVIEW OF NEW INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS FOR THE EMERGING MARKETS EQUITY FUND, FLEXIBLE INCOME FUND, GLOBAL NATURAL RESOURCES EQUITY FUND AND REAL ASSETS FUND AND THE FUNDS PARTICIPATING IN THE CASH OVERLAY

As required by the 1940 Act, the Board, including all of the Independent Trustees, considered the approval of four new Advisory Agreements between the Adviser and the Trust on behalf of the Emerging Markets Equity Fund, Flexible Income Fund, Global Natural Resources Equity Fund and Real Assets Fund (“New Advisory Agreements”), each a new series of the Trust (together, “New Funds”). The Board also considered the approval of the following new sub-advisory agreements related to the four New Funds among: (i) AQR, the Adviser and the Trust on behalf of the Emerging Markets Equity Fund; (ii) GAM, the Adviser and the Trust on behalf of the Emerging Markets Equity Fund; (iii) Shenkman Capital Management, Inc. (“Shenkman”), the Adviser and Trust on behalf of the Flexible Income Fund; (iv) RS Investments, the Adviser and the Trust on behalf of the Global Natural Resources Equity Fund; (v) Van Eck Associates Corporation (“Van Eck”), the Adviser and the Trust on behalf of the Global Natural Resources Equity Fund; and (vi) The Clifton Group, the Adviser and the Trust on behalf of each participating series of the Trust for the purpose of investing in the Cash Overlay Program (collectively referred to hereinafter as the “New Sub-Advisory Agreements”). Each sub-adviser was selected to manage all or a portion of each New Fund’s assets. The Board noted that the investment mandates currently utilized by AQR (emerging markets mandate) and GAM on behalf of the International Equity Fund, another series of the Trust, would be transitioned to the Emerging Markets Equity Fund through the termination and rehiring of each sub-adviser. The Board noted that the Real Assets Fund is a fund-of-funds that achieves its investment objective by allocating a diversified set of real assets strategies among multiple registered investment companies and, therefore, does not participate in sub-advisory engagements under its investment mandate. The Board noted that RS Investments and Van Eck are new sub-advisers to the Trust, while AQR, Genesis and Shenkman are existing sub-advisers to other series of the Trust.

The Board approved each New Advisory and Sub-Advisory Agreement for a two-year term at an in-person meeting of the Board held on February 28-March 1, 2013. The Flexible Income Fund, Global Natural Resources Equity Fund and Real Assets Fund each commenced operations effective July 1, 2013; and the Emerging Markets Equity Fund commenced operations effective October 31, 2013. The Board’s decision to approve the New Advisory Agreements and New Sub-Advisory Agreements on behalf of the New Funds reflects the exercise of its business judgment to enter into such agreements. In approving each New Advisory Agreement and New Sub-Advisory Agreement, the Board considered information provided by the Adviser and each sub-adviser, as applicable, to the New Funds with the assistance and advice of counsel to the Independent Trustees and counsel to the Trust.

The Board’s consideration of various factors and its conclusions with respect to such factors formed the basis for the Board’s determination to approve each New Advisory and Sub-Advisory Agreement. The factors considered by the Board included, but were not limited to: (i) the resources of the Adviser and each sub-adviser; (ii) the experience and expertise of the Adviser and each sub-adviser; (iii) the financial capability of the Adviser and each sub-adviser; (iv) the compliance procedures and history of the Adviser and each sub-adviser; (v) the performance of similarly managed funds and accounts in comparison to relevant benchmarks for the New Funds; (vi) the amount of the contractual advisory and sub-advisory fees in comparison to similarly managed funds and the Adviser’s and each sub-adviser’s other clients and the effect of any fee waiver and expense reimbursement arrangements; (vii) the total expenses for each of the New Funds in comparison to similarly managed funds and the use of any anticipated expense caps; (viii) to the extent available, the anticipated profitability of each sub-adviser with respect to the News Funds and their overall business; (ix) the extent of any economies of scale and whether the fee structure reflects such economies of scale; (x) the existence of any collateral benefits to be realized by the Adviser or each sub-adviser; and (xi) the existence of any collateral benefits to be realized by the New Funds. The Board also evaluated whether the approval of the New Advisory Agreements and New Sub-Advisory Agreements were in the best interest of the New Funds and their shareholders. No one factor was determinative in the Board’s consideration of the New Advisory Agreements, and each Board member may have attributed different weights to the factors considered.

The Board undertook a review of the terms of the New Advisory Agreements and New Sub-Advisory Agreements, the nature and quality of the services to be provided by the Adviser and each sub-adviser. The Adviser provided the Board with substantial detailed information in the form of reports about each of the New Funds, the Adviser and each sub-adviser prior to the meeting which addressed the factors listed previously. The Adviser also provided additional information about the Adviser and each sub-adviser in a presentation made during the meeting, discussed the comprehensive screening process used to recommend each sub-adviser and responded to questions from the Board. In addition, the Independent Trustees met separately in executive session with counsel to the Independent Trustees to discuss and consider information presented in connection with the approval of the New Advisory Agreements and New Sub-Advisory Agreements, as well as the Board’s responsibilities and duties in approving the New Agreements.

BOARD APPROVAL OF NEW INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS FOR THE EMERGING MARKETS EQUITY FUND, FLEXIBLE INCOME FUND, GLOBAL NATURAL RESOURCES EQUITY FUND AND REAL ASSETS FUND AND THE FUNDS PARTICIPATING IN THE CASH OVERLAY PROGRAM

In considering the approval of each New Advisory Agreement with the Adviser on behalf of the New Funds, the Board took into account all the materials provided prior to and during the meeting, the presentations made during the meeting and the extensive discussions during the meeting, including the discussion the Independent Trustees had during their executive session with their independent legal counsel. More specifically, the Board examined the nature, extent and quality of the services to be provided by the Adviser to the New Funds. The Board evaluated the Adviser’s experience in serving as an investment adviser, including overseeing and managing the allocation of existing Fund assets among the underlying Select Funds as well as the Asset Allocation Funds (with respect to the Real Assets Fund). The Board noted the experience of key personnel in providing investment management and administrative services, the systems used by such persons and the Adviser’s ability to attract and retain capable personnel.

The Board noted the reputation, compliance history, compliance program and financial condition of the Adviser. The Board noted the terms of each New Advisory Agreement and the responsibilities that the Adviser has as an investment adviser to the New Funds, including oversight of general Fund compliance, compliance with social restrictions and the implementation of Board directives as they relate to the New Funds. The Board also noted that, except for the identity of the New Funds and their respective management fees, each New Advisory Agreement is identical in all material respects to other advisory agreements entered into by the other series of the Trust. The Board concluded that the New Funds are likely to benefit from the extent and quality of these services as a result of the Adviser’s experience, personnel, operations and resources.

The Board also reviewed a memorandum prepared by a third-party independent consulting firm engaged by the Adviser for, among other things, supplying research on expense comparisons. The Board noted that the aggregate management fees of the New Funds, taking into account the proposed fee cap for each New Fund, were competitive relative to other comparable funds with similar investment objectives and policies. With respect to the Real Assets Fund, the Board also noted that the proposed advisory fee was the same as the fee the Adviser assessed for the Asset Allocation Funds.

Based on all of the information presented to the Board and its consideration of relevant factors, the Board, in the exercise of its reasonable business judgment, determined to approve each New Advisory Agreement.

In considering the approval of the New Sub-Advisory Agreements for the Emerging Markets Equity Fund, Flexible Income Fund and Global Natural Resources Equity Fund and the Funds participating in the Cash Overlay Program, the Board took into account all the materials provided prior to and during the meeting, the presentations made during the meeting and the extensive discussions during the meeting, including the discussions the Independent Trustees had during their executive session with their independent legal counsel. The Board also took into account the Committee’s review of information related to each new sub-advisory arrangement, questions submitted by the Committee to Trust management regarding those sub-advisers, Trust management’s responses to those questions and recommendations made by the Committee. The Board considered its responsibilities with respect to reviewing and approving the terms of the New Sub-Advisory Agreements, the investment management teams at each sub-adviser, the reasonableness of the sub-advisory fees and whether the appointment of each sub-adviser would be in the best interests of the shareholders of the Emerging Markets Equity Fund, Flexible Income Fund and Global Natural Resources Equity Fund and the Funds participating in the Cash Overlay Program. The Board reviewed the above factors in evaluating whether to approve each New Sub-Advisory Agreement and the materials provided to support each factor.

The Board considered the reputation, compliance history, compliance program and financial condition of each sub-adviser. The Board also considered the experience of key personnel at each sub-adviser in providing investment management services to the Emerging Markets Equity Fund, Flexible Income Fund and Global Natural Resources Equity Fund and the Funds participating in the Cash Overlay Program; the systems and resources used by such persons to implement and manage the applicable strategy; and the ability of each sub-adviser to attract and retain capable personnel. The Board also noted the terms of the New Sub-Advisory Agreements and the responsibilities that each sub-adviser has to each Fund, as applicable, including the responsibility of day-to-day management and compliance with each Fund’s investment objectives and policies and the implementation of Board directives as they relate to the New Funds. The Board concluded that the Emerging Markets Equity Fund, Flexible Income Fund and Global Natural Resources Equity Fund were likely to benefit from the nature, extent and quality of the services with respect to each sub-adviser’s experience, personnel, operations and resources.

With respect to the Emerging Markets Equity Fund, the Board examined the nature, extent and quality of services to be provided by AQR. The Board noted that AQR was currently being utilized in the International Equity Fund, another series of the Trust. The Board noted that the existing International Equity Fund fee schedule for AQR (emerging markets mandate) would apply to the Emerging Markets Equity Fund. The Board also considered the level of the proposed fee as compared to peer universe fee information that was provided.

With respect to the Emerging Markets Equity Fund, the Board examined the nature, extent and quality of services to be provided by GAM. The Board noted that GAM was currently being utilized in the International Equity Fund, another series of the Trust. The Board noted that the existing International Equity Fund fee schedule for GAM would also apply to the Emerging Markets Equity Fund. The Board also considered the level of the proposed fee as compared to peer universe information that was provided and took into account both the performance history of GAM as sub-adviser to the International Equity Fund and the favorable results generated from the back-tested performance, expense and peer information for the Emerging Market Equity Fund’s sub-adviser composite (post restructure) versus the benchmark index (MSCI Emerging Markets Index).

With respect to the Flexible Income Fund, the Board examined the nature, extent and quality of services to be provided by Shenkman. The Board noted Shenkman’s expertise in managing high yield securities. The Board noted that the Shenkman High Yield Bank Loan Investment Strategy is one of the lower risk strategies compared to its peer universe, and took into account Shenkman’s risk adjusted returns in evaluating Shenkman’s performance record for this strategy. The Board acknowledged that the estimated tracking error on the High Yield Bank Loan Investment Strategy would be approximately 200 to 400 basis points, with superior performance expected in stressed markets. The Board noted that while attempts to negotiate fees below the standard fee schedule during the due diligence period were unsuccessful and while the fee schedule does not contain breakpoints, the Adviser indicated to the Board that it believes Shenkman’s fee is reasonable given the quality of the product, the ongoing labor-intensive nature of the strategy and its competitiveness versus peers.

With respect to the Global Natural Resources Equity Fund, the Board examined the nature, extent and quality of the services to be provided by RS Investments. The Board noted that RS Investments Global Natural Resources Strategy would consist of a concentrated portfolio of publicly traded natural resource companies, and would exhibit a high tracking error range of approximately 600 to 1200 basis points. The Board noted that the performance of the strategy since inception has been strong and they specifically noted that the strategy outperformed its benchmark in seven of the past ten years. The Board noted that while attempts to negotiate fees below the standard fee schedule during the due diligence period were unsuccessful, the fee schedule does include several breakpoints. Moreover, the Adviser indicated to the Board that it believes RS Investments’ fee is reasonable given the quality of the product, the labor-intensive nature of this strategy and its competitiveness versus peers.

With respect to the Global Natural Resources Equity Fund, the Board examined the nature, extent and quality of the services to be provided by Van Eck. The Board noted Van Eck’s experience in managing portfolios investing in securities of gold mining companies, and they emphasized that the firm’s leading International Investors Gold Fund has been in operation since 1968. The Board noted that the Van Eck Gold Strategy would exhibit a high tracking error range of 500 to 1500 basis points. The Board noted that Van Eck’s performance history has been strong on an absolute and benchmark-relative basis, emphasized that the strategy has outperformed its benchmark in 10 of the previous 15 years and exceeded the benchmark by nearly 4% on an annualized basis in that same timeframe. The Board noted that the Adviser succeeded in negotiating a fee schedule that resulted in nearly a 23% annual savings from the initial fee schedule proposed by Van Eck. The Board highlighted that the Trust will follow a tiered fee schedule, based on the total assets managed by Van Eck, and that fees charged could decline as assets under management grow.

With respect to the New Funds’ participation in the Cash Overlay Program, the Board examined the nature, extent and quality of the services to be provided The Clifton Group in providing cash overlay services. The Board also noted the ability of The Clifton Group to attract and retain capable personnel as well as The Clifton Group’s reputation, compliance history and financial condition. The Board also noted that the contractual arrangements established with The Clifton Group were established at the Trust level and the fees would remain the same as the fees for the other series participating in the Cash Overlay Program.

The Board noted the terms of each New Sub-Advisory Agreement and the responsibilities of each sub-adviser, including oversight of general Fund compliance and compliance with the Trust’s social restrictions. The Board considered the Adviser’s assessment of each sub-adviser’s financial condition. The Board noted that the Adviser, after reviewing certain financial information provided by each sub-adviser, felt comfortable that each sub-adviser was financially sound.

Based on all the information presented to the Board and its consideration of relevant factors, the Board, in the exercise of its reasonable business judgment, concluded that the Emerging Markets Equity Fund, Flexible Income Fund and Global Natural Resources Equity Fund were likely to benefit from the nature, extent, and quality of each sub-adviser’s services, as applicable, and the Board determined to approve the New Sub-Advisory Agreements. The Board also determined that approval of the New Sub-Advisory Agreements was in the best interest of the Emerging Markets Equity Fund, Flexible Income Fund and Global Natural Resources Equity Fund and their respective shareholders.

BOARD REVIEW OF NEW SUB-ADVISORY AGREEMENT FOR THE EXTENDED-DURATION BOND FUND

As required by the 1940 Act, the Board of the Trust, including all of the Independent Trustees, considered the approval of a new sub-advisory agreement among the Adviser, Schroder Investment Management North America Inc. (“SIMNA”) and the Trust on behalf of the Extended-Duration Bond Fund due to a corporate reorganization of STW Fixed Income Management LLC. The Board approved a new sub-advisory agreement with SIMNA (the “SIMNA Sub-Advisory Agreement”) at an in-person meeting of the Board held on September 12-13, 2013, to be effective upon the completion of the corporate reorganization.

The Board’s consideration of various factors and its conclusions with respect to such factors formed the basis for the Board’s determination to approve the SIMNA Sub-Advisory Agreement. The factors considered by the Board included, but were not limited to: (i) the changes, if any, in fees, services or other terms of the SIMNA Sub-Advisory Agreement; (ii) SIMNA’s corporate structure after the transaction causing the transfer of the sub-advisory agreement and any potential effects on the ability of SIMNA to provide services to the Extended-Duration Bond Fund; (iii) any changes to SIMNA’s personnel, systems or policies arising from the transaction; and (iv) any other possible effects of the transaction on the operations of SIMNA or the services it provides to the Extended-Duration Bond Fund.

The Independent Trustees consulted with counsel to the Independent Trustees and Trust counsel to discuss and consider the information presented in connection with the change of control and the approval of the SIMNA Sub-Advisory Agreement, including the Board’s responsibilities and duties in approving the agreement. The Board’s decision to approve the SIMNA Sub-Advisory Agreement reflects the exercise of its business judgment to enter into new or amended sub-advisory arrangements. In approving the SIMNA Sub-Advisory Agreement, the Board considered information provided by the Adviser and the relevant parties to the change of control with the assistance and advice of counsel to the Independent Trustees and counsel to the Trust.

The Board’s consideration of various factors and its conclusions with respect to such factors formed the basis for the Board’s determination to approve the SIMNA Sub-Advisory Agreement. The factors considered by the Board included, but were not limited to: (i) the resources of the sub-adviser; (ii) the experience and expertise of the sub-adviser; (iii) the financial capability of the sub-adviser; (iv) the compliance procedures and history of the sub-adviser; (v) the performance of similarly managed funds and accounts in comparison to relevant benchmarks for the Extended-Duration Bond Fund; (vi) the costs of the services to be provided by the sub-adviser; (vii) the amount of the contractual sub-advisory fee in comparison to similarly managed funds and any available information for the sub-adviser’s other similarly situated clients and the effect of any fee waiver and expense reimbursement arrangements; (viii) the total expenses of the Extended-Duration Bond Fund in comparison to similarly managed funds and the use of any anticipated expense caps; (ix) to the extent available, the anticipated profitability of the sub-adviser with respect to the Extended-Duration Bond Fund and its overall business; (x) the extent of any economies of scale and whether the fee structure reflects such economies of scale; (xi) the existence of any collateral benefits to be realized by the sub-adviser; and (xii) the existence of any collateral benefits to be realized by the Extended-Duration Bond Fund. The Board evaluated the material aspects of the change of control and considered whether the approval of the SIMNA Sub-Advisory Agreement is in the best interests of the Extended-Duration Bond Fund and its shareholders. No one factor was determinative in the Board’s consideration of the SIMNA Sub-Advisory Agreement.

The Independent Trustees met separately in executive session with counsel to the Independent Trustees to discuss and consider the information presented in connection with the change of control and the approval of the SIMNA Sub-Advisory Agreement, including the Board’s responsibilities and duties in approving the new agreement.

BOARD APPROVAL OF SIMNA SUB-ADVISORY AGREEMENT FOR THE EXTENDED-DURATION BOND FUND

In considering the approval of the SIMNA Sub-Advisory Agreement, the Board took into account the materials provided prior to (including the materials that the Board had considered at the February 2013 meeting) and during the meeting, the presentations made during the meeting and the extensive discussions during the meeting, including the discussions the Independent Trustees had during their executive session with independent legal counsel. The Board also took into account the Committee’s review of information related to the Trust’s new sub-adviser and any recommendations made by the Committee. The Board considered its responsibilities with respect to reviewing and approving the terms of the SIMNA Sub-Advisory Agreement, the investment management team at SIMNA, the reasonableness of the sub-advisory fees, the material aspects of the change of control and whether the appointment of SIMNA would be in the best interests of the shareholders of the Extended-Duration Bond Fund. The Board reviewed the above factors in evaluating whether to approve the SIMNA Sub-Advisory Agreement and the materials provided to support each factor.

The Board considered the reputation, compliance history, compliance program and financial condition of SIMNA. The Board also considered the experience of key personnel at SIMNA in providing investment management services to the Extended-Duration Bond Fund, the systems and resources used by such persons to implement and manage the strategy and the ability of the sub-adviser to attract and retain capable personnel. The Board also noted the terms of the SIMNA Sub-Advisory Agreement and the responsibilities that SIMNA has to the Extended-Duration Bond Fund, including the responsibility of day-to-day management and compliance with the Extended-Duration Bond Fund’s investment objective and policies. The Board concluded that the Extended-Duration Bond Fund is likely to benefit from the nature, extent and quality of the services with respect to SIMNA’s experience, personnel, operations and resources.

In considering the approval of the SIMNA Sub-Advisory Agreement, the Board examined the nature, extent and quality of the services to be provided by SIMNA on behalf of the Extended-Duration Bond Fund. The Board noted the terms of the SIMNA Sub-Advisory Agreement and the responsibilities of SIMNA, including oversight of general Fund compliance and compliance with the Trust’s social restrictions. The Board noted that SIMNA has been a sub-adviser to the Extended-Duration Bond Fund since June 2006, and took into account that the SIMNA Sub-Advisory Agreement was identical in all material respects to the prior agreement, including compensation. The Board considered the Adviser’s assessment of SIMNA’s financial condition. The Board noted that the Adviser, after reviewing certain financial information provided by SIMNA, felt comfortable that SIMNA was financially sound.

Based on all the information presented to the Board and its consideration of relevant factors, the Board, in the exercise of its reasonable business judgment, concluded that the Extended-Duration Bond Fund is likely to benefit from the extent and quality of SIMNA’s services, and the Board determined to approve the SIMNA Sub-Advisory Agreement effective upon the change of control of SIMNA. The Board also determined that approval of the SIMNA Sub-Advisory Agreement is in the best interests of the Extended-Duration Bond Fund and its shareholders.

BOARD REVIEW OF NEW SUB-ADVISORY AGREEMENTS FOR THE REAL ESTATE SECURITIES FUND AND EMERGING MARKETS EQUITY FUND

As required by the 1940 Act, the Board, including all of the Independent Trustees, considered the approval of the following new sub-advisory agreements among: (i) RREEF America L.L.C. (“RREEF America”), Deutsche Investment Australia Limited (“DIAL”), Deutsche Alternative Asset Management (Global) Limited (“DeAAM Global”), the Adviser and the Trust on behalf of the Real Estate Securities Fund; (ii) Heitman International Real Estate Securities GmbH (“HIRES GmbH”), the Adviser and the Trust on behalf of the Real Estate Securities Fund; (iii) Heitman International Real Estate Securities HK Limited (“HIRES HK”), the Adviser and the Trust on behalf of the Real Estate Securities Fund; and (iv) GAM and Genesis Investment Management, LLP (“GIM”), the Adviser and the Trust on behalf of the Emerging Markets Equity Fund.

The Board noted the following: (i) RREEF America is an existing sub-adviser to the Trust, while DIAL and DeAAM Global are each new sub-advisers to the Trust and affiliates of RREEF America (together, “RREEF”); (ii) HIRES GmbH and HIRES HK are each new sub-advisers to the Trust and affiliates of Heitman Real Estate Securities, LLC (“HRES”), a previously approved sub-adviser to the Trust; and (iii) GAM is an existing sub-adviser to the Trust, while GIM is a new sub-adviser to the Trust and an affiliate of GAM (together, “Genesis”).

The Board approved the new sub-advisory agreements with RREEF, HIRES GmbH and HIRES HK each for a two-year term at an in-person meeting of the Board held on September 12-13, 2013. The Board approved the new sub-advisory agreement with Genesis for a two-year term at an in-person meeting of the Board held on November 7, 2013 (the new sub-advisory agreements for RREEF, HIRES GmbH, HIRES HK and Genesis are collectively referred to as the “New Sub-Advisory Agreements”).

The Board’s decision to approve the New Sub-Advisory Agreements reflects the exercise of its business judgment to enter into new sub-advisory arrangements. In approving the New Sub-Advisory Agreements, the Board considered information provided by the Adviser and each sub-adviser with the assistance and advice of counsel to the Independent Trustees and counsel to the Trust.

The Board’s consideration of various factors and its conclusions with respect to such factors formed the basis for the Board’s determination to approve the New Sub-Advisory Agreements for each sub-adviser. The factors considered by the Board included, but were not limited to: (i) the resources of each sub-adviser; (ii) the experience and expertise of each sub-adviser; (iii) the financial capability of each sub-adviser; (iv) the compliance procedures and history of each sub-adviser; (v) the performance of similarly managed funds and accounts in comparison to the relevant benchmarks for each Fund; (vi) the costs of the services to be provided by each sub-adviser; (vii) the amount of the contractual advisory fee in comparison to similarly managed funds and any available information for each sub-adviser’s other similarly situated clients and the effect of any fee waiver and expense reimbursement arrangements; (viii) the total expenses of each Fund in comparison to similarly managed funds and the use of past and anticipated expense caps; (ix) to the extent available, the anticipated profitability of each sub-adviser with respect to each Fund and its overall business; (x) the extent of any economies of scale and whether the fee structure reflects such economies of scale; (xi) the existence of any collateral benefits realized by each sub-adviser; and (xii) the existence of any collateral benefits realized by the Funds. The Board also evaluated whether the approval of the New Sub-Advisory Agreements was in the best interest of each Fund and its shareholders. No one factor was determinative in the Board’s consideration of the New Sub-Advisory agreements, and each Board member may have attributed different weights to the factors considered.

The Board undertook a review of the terms of the New Sub-Advisory Agreements, and the nature, extent and quality of the services to be provided by each sub-adviser. The Adviser provided the Board with information in the form of reports about each sub-adviser prior to the relevant meeting, which addressed the factors listed previously. The Adviser also provided additional information about each sub-adviser in a presentation made during the relevant meeting, discussed the comprehensive screening process used to recommend each sub-adviser and responded to questions from the Board.

The Independent Trustees met separately in executive sessions with counsel to the Independent Trustees to discuss and consider information presented in connection with the approval of the New Sub-Advisory Agreements, including the Board’s responsibilities and duties in approving the New Sub-Advisory Agreements.

BOARD APPROVAL OF NEW SUB-ADVISORY AGREEMENTS FOR THE EMERGING MARKETS EQUITY FUND AND REAL ESTATE SECURITIES FUND

In considering the approval of the New Sub-Advisory Agreements for the Real Estate Securities Fund and the Emerging Markets Equity Fund, the Board took into account the materials provided prior to and during the relevant meeting, the presentations made during the relevant meeting and the extensive discussions during the relevant meeting, including the discussions the Independent Trustees had during their executive sessions with independent legal counsel. The Board also took into account the Committee’s review of information related to each new sub-advisory arrangement and any recommendations made by the Committee. The

Board considered its responsibilities with respect to reviewing and approving the terms of the New Sub-Advisory Agreements, the investment management teams at each sub-adviser, the reasonableness of the sub-advisory fees and whether the appointment of each sub-adviser would be in the best interests of the shareholders of the Real Estate Securities Fund and Emerging Markets Equity Fund. The Board reviewed the above factors in evaluating whether to approve the New Sub-Advisory Agreements and the materials provided to support each factor.

The Board considered the reputation, compliance history, compliance program and financial condition of each sub-adviser. The Board also considered the experience of key personnel at each sub-adviser in providing investment management services to each Fund; the systems and resources used by such persons to implement and manage the applicable strategies; and the ability of each sub-adviser to attract and retain capable personnel. The Board also noted the terms of the New Sub-Advisory Agreements and the responsibilities that each sub-adviser has to Real Estate Securities Fund and Emerging Markets Equity Fund, including the responsibility of day-to-day management and compliance with each Fund’s objectives and policies. The Board concluded that the Real Estate Securities Fund and Emerging Markets Equity Fund are likely to benefit from the nature, extent and quality of services with respect to each sub-adviser’s experience, personnel, operations and resources.

With respect to the Real Estate Securities Fund, the Board examined the nature, extent and quality of the services to be provided by RREEF America, DIAL and DeAAM Global. The Board noted that the current RREEF America strategy has outperformed its benchmark, net of fees, for the three-, five- and seven-year and since inception periods ended June 30, 2013. With respect to DIAL and DeAAM Global, related to the RREEF Global Real Estate Securities Strategy, the Board noted that the strategy has outperformed its benchmark, net of fees, for the one-, three- and five-year and since inception periods ended June 30, 2013. The Board further noted that the existing RREEF America fee schedule would also apply to each RREEF America affiliate sub-advising the Real Estate Securities Fund.

With respect to the Real Estate Securities Fund, the Board examined the nature, extent and quality of services to be provided by HIRES GmbH and HIRES HK. The Board noted that the HIRES GmbH and HIRES HK strategy has outperformed its benchmark, net of fees, for the three- and five-year and since inception periods ended June 30, 2013. The Board noted that the approved HRES fee schedule would also apply to each HRES affiliate sub-advising the Real Estate Securities Fund.

With respect to the Emerging Markets Equity Fund, the Board examined the nature, extent and quality of the services to be provided by Genesis. The Board noted that there was no historical performance for GIM. However, with respect to GAM, the Board noted that the strategy has outperformed its benchmark, net of fees, for the one-, three-, five- and seven-year and since inception periods ended June 30, 2013. The Board further noted that the existing GAM fee schedule would be extended to GIM, and there would be no changes to the current portfolio management team.

The Board considered the Adviser’s assessment of each sub-adviser’s financial condition. The Board noted that the Adviser, after reviewing certain financial information provided by each sub-adviser, felt comfortable that each sub-adviser was financially sound.

The Board considered the Adviser’s assessment of each sub-adviser’s financial condition. The Board noted that the Adviser, after reviewing certain financial information provided by each sub-adviser, felt comfortable that each sub-adviser was financially sound.

Based on all of the information presented to the Board and its consideration of relevant factors, the Board, in the exercise of its reasonable business judgment, concluded that the Real Estate Securities Fund and Emerging Markets Equity Fund are likely to benefit from the extent and quality of these services as a result of each sub-adviser’s experience, personnel, operations and resources and determined to approve the New Sub-Advisory Agreements. The Board also determined that approval of the New Sub-Advisory Agreements was in the best interests of the Real Estate Securities Fund and Emerging Markets Equity Fund and their respective shareholders.

INVESTMENT SUB-ADVISERS (Assets under management as of December 31, 2013) (Unaudited)

GuideStone Funds employs a broad array of proven investment managers for the benefit of their investors. Each manager is distinctive in its investment management process and business approach.

Fund	Sub-Adviser	Firm Established	Total Assets Managed
Money Market	BlackRock Advisors, LLC	1994	$4.3Tr
Low-Duration Bond	BlackRock Financial Management, Inc.	1988	$4.3Tr
	Pacific Investment Management Company LLC (PIMCO)	1971	$1.9Tr
	Payden & Rygel	1983	$82.8B
Medium-Duration Bond	Goldman Sachs Asset Management, L.P.	1984	$807.6B
	Pacific Investment Management Company LLC (PIMCO)	1971	$1.9Tr
	Western Asset Management Company	1971	$364.7B
	Western Asset Management Company Limited	1971	$38.6B
Extended-Duration Bond	Loomis, Sayles & Company, L.P.	1926	$200.0B
	Schroder Investment Management North America Inc.(1)	1804	$415.8B
Global Bond	Loomis, Sayles & Company, L.P.	1926	$200.0B
	Western Asset Management Company	1971	$364.7B
	Western Asset Management Company Limited	1971	$38.6B
Defensive Market Strategies	American Century Investment Management, Inc.	1958	$139B
	AQR Capital Management, LLC	1998	$98.8B
	Shenkman Capital Management, Inc.	1985	$24.1B
	Turner Investments, L.P.	1990	$8.4B
Equity Index	Northern Trust Investments, Inc.	1889	$751.4B
Value Equity	AJO, LP	1984	$24.0B
	Barrow, Hanley, Mewhinney & Straus, LLC	1979	$91.0B
	Northern Trust Investments, Inc.	1889	$751.4B
	TCW Investment Management Company	1971	$131.9B
Growth Equity	Brown Advisory, LLC	1993	$40.3B
	Columbus Circle Investors	1975	$17.0B
	Marsico Capital Management, LLC	1997	$17.1B
	Rainier Investment Management, Inc.®	1991	$10.4B
	Sands Capital Management, LLC	1992	$42.1B
Small Cap Equity	AJO, LP	1984	$24.0B
	Columbus Circle Investors	1975	$17.0B
	RBC Global Asset Management (U.S.) Inc.	1983	$46.3B
	TimesSquare Capital Management, LLC	2000	$20.4B
	Western Asset Management Company	1971	$364.7B
	Western Asset Management Company Limited	1971	$38.6B
International Equity	AQR Capital Management, LLC	1998	$98.8B
	Baillie Gifford Overseas Limited	1983	$174.4B
	Barrow, Hanley, Mewhinney & Strauss	1979	$91.0B
	MFS Institutional Advisors, Inc.	1970	$412.2B
	Mondrian Investment Partners Ltd.	1990	$70.0B
	Philadelphia International Advisors, L.P.	1956	$2.8B
Emerging Markets Equity	AQR Capital Management, LLC	1998	$98.8B
	Genesis Asset Managers, LLP and Genesis Investment Management, LLP	1989	$37.0B
Inflation Protected Bond	BlackRock Financial Management, Inc.	1988	$4.3Tr
Flexible Income	Shenkman Capital Management, Inc.	1985	$24.1B
Real Estate Securities	Heitman Real Estate Securities, LLC	1966	$2.1B
	Heitman International Real Estate Securities GmbH	1966	$219.4M
	Heitman International Real Estate Securities HK Limited	1966	$113.6M
	RREEF America L.L.C.	1975	$32.7B
Global Natural Resources Equity	RS Investment Management Co. LLC	1986	$27.5B
	Van Eck Associates Corporation	1955	$31.0B
Custodian for GuideStone Funds Assets	The Northern Trust Company	1889	$5.6Tr
CashOverlayforDateTarget,AssetAllocation, Fixed Income, Equity and Real Return Funds	Parametric Portfolio Associates LLC	1992	$115.7B

(1)Assets as of September 30, 2013.

2401 Cedar Springs Road, Dallas, TX 75201-1498	Funds distributed by Foreside Funds Distributors LLC
1-888-98-GUIDE • www.GuideStoneFunds.org	400 Berwyn Park, 899 Cassatt Road, Berwyn, PA 19312

© 2014 GuideStone Funds 23834 02/14 2233

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Carson L. Eddy is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $601,323 and $731,746 for 2012 and 2013, respectively.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $38,977 and $40,146 for 2012 and 2013, respectively. Audit-related fees are related to procedures performed and the issuance of the auditors’ reports in connection with the Funds’ 17F-2 security counts.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $102,900 and $126,360 for 2012 and 2013, respectively. Tax fees are related to tax services in connection with Funds’ excise tax calculations and review of the Funds’ applicable tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 and $0 for 2012 and 2013, respectively.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

GuideStone

Non-Audit Services Provided to the Company, Advisor, and Others

The Audit Committee shall pre-approve all permissible non-audit services (e.g., tax services) to be provided to the Company by the Auditors, including the fees therefor;

provided, that if the Committee chooses to delegate the authority to grant pre-approvals to one or more Committee members, each acting on behalf of the Committee, then the Committee shall adopt policies and procedures detailed as to the particular service and designed to safeguard the continued independence of the auditors, consistent with the requirements of the Sarbanes-Oxley Act of 2002 (the “S-O Act”) and related SEC regulations, which shall then be used in making such pre-approvals; and, further provided, that each delegated pre-approval shall be reported to the Committee during its next regularly scheduled meeting.

The pre-approval requirement for a permitted non-audit service may be waived if:

(1)

the aggregate amount of all such non-audit services provided constitutes not more than 5% of the total revenues paid by the Company to the Auditors in the fiscal year in which the non-audit services are provided;

(2)	such services were not recognized by the Company at the time of the engagement to be non-audit services; and

(3)

such services are promptly brought to the attention of, and approved by, the Audit Committee or by a member of the Audit Committee to whom the Committee has delegated the authority to grant such approvals, if any, prior to the Auditors’ completion of the Company’s audit.

Additionally, if the Auditors’ engagement relates directly to the operations and financial reporting of the Company, to the extent required by Rule 2-01 of Regulation S-X, the Audit Committee shall pre-approve their engagements for non-audit services with:

(1)	the Advisor (excluding any subadviser whose role is primarily portfolio management and is sub-contracted or overseen by the Advisor), and

(2)	any entity controlling, controlled by, or under common control with such Advisor that provides ongoing services to the Company (each, a “Control Entity”)

in accordance with the foregoing paragraph, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the Auditors by the Company, the Advisor and any such Control Entity during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee pursuant to this paragraph (in the absence of this exception). The Auditors may not perform contemporaneously any prohibited non-audit services for the Company, which currently include the following:

1.	bookkeeping or other services related to the accounting records or financial statements of the Company;

2.	financial information systems design and implementation;

3.	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

4.	actuarial services;

5.	internal audit outsourcing services;

6.	management functions or human resources;

7.	broker or dealer, investment adviser, or investment banking services;

8.	legal services and expert services unrelated to the audit; and

9.	any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	100%

(c)	100%

(d)	N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 and $0 for 2012 and 2013, respectively.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.   Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GuideStone Funds

By (Signature and Title)*	/s/ John R. Jones
John R. Jones, President
(principal executive officer)

Date	03/01/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John R. Jones
John R. Jones, President
(principal executive officer)

Date	03/01/2014

By (Signature and Title)*	/s/ Jeffrey P. Billinger
Jeffrey P. Billinger, Vice President and Treasurer
(principal financial officer)

Date	03/01/2014

* Print the name and title of each signing officer under his or her signature.